UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-5141

Pacific Select Fund

(Exact name of registrant as specified in charter)

700 Newport Center Drive, P.O. Box 7500, Newport Beach, CA 92660
(Address of principal executive offices)

Robin S. Yonis
Vice President and General Counsel of Pacific Select Fund
Pacific Life Fund Advisors LLC
700 Newport Center Drive
Post Office Box 9000
Newport Beach, CA 92660
(Name and address of agent for service)

Copies to:

Anthony Zacharski, Esq
Dechert LLP
90 State House Square
Hartford, CT 06103

Registrant’s telephone number, including area code: (949) 219-6767

Date of fiscal year end: December 31

Date of reporting period: January 1, 2010–December 31, 2010

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

December 31, 2010

Annual
Report

TABLE OF CONTENTS

PACIFIC SELECT FUND

Letter to Shareholders	A-1
Performance Discussion	A-3
Schedules of Investments	B-1
Financial Statements:
Statements of Assets and Liabilities	C-1
Statements of Operations	C-7
Statements of Changes in Net Assets	C-13
Statement of Cash Flows	C-19
Financial Highlights	C-20
Notes to Financial Statements	D-1
Report of Independent Registered Public Accounting Firm	E-1
Disclosure of Fund Expenses	F-1
Trustees and Officers Information	F-3
Approval of Investment Advisory Agreement and Portfolio Management Agreements	F-7
Special Meetings of Shareholders	F-13
Where to Go for More Information	F-14

The 2010 Annual Report for the American Funds® Insurance Series (“AFIS”) will be mailed separately to all Pacific Life Insurance Company and Pacific Life & Annuity Company variable life insurance policyholders and variable annuity contract owners with allocations to the American Funds Growth, American Funds Growth-Income and American Funds Asset Allocation Portfolios of the Pacific Select Fund (“PSF”). For those policyholders and contract owners, the AFIS Annual Report should be read in conjunction with the PSF Annual Report included herein.

PACIFIC SELECT FUND
Dear Shareholders:
     We are pleased to share with you the Pacific Select Fund (“Fund”) Annual Report dated December 31, 2010. The Fund is the underlying investment vehicle for variable life insurance policies and variable annuity contracts offered by Pacific Life Insurance Company (Pacific Life) or its subsidiaries. Pacific Life Fund Advisors LLC (PLFA) is the adviser to the Fund and supervises the management of all of the Fund’s portfolios.
     PLFA manages the Pacific Dynamix — Conservative Growth, Pacific Dynamix — Moderate Growth and Pacific Dynamix — Growth Portfolios (“Pacific Dynamix Portfolios”) each of which invests in certain other Fund portfolios (“ PD Underlying Portfolios”) that are only available for investment by the three Pacific Dynamix Portfolios and are included in a separate Annual Report. Please see “Where to Go for More Information” for instructions on how to obtain the PD Underlying Portfolios’ Annual Report. PLFA also does business under the name “Pacific Asset Management” and manages the Cash Management and the High Yield Bond Portfolios under that name. For the other portfolios, with the exception of the American Funds® Growth, the American Funds® Growth-Income and the American Funds® Asset Allocation Portfolios, the adviser has retained other firms to serve as portfolio managers under its supervision. Each of the American Funds Growth, the American Funds Growth-Income and the American Funds Asset Allocation Portfolios (the master-feeder portfolios) invests all of its assets in a master fund; and consequently, the adviser has not retained other portfolio managers to manage assets of these portfolios. The portfolio managers and their portfolios as of December 31, 2010 are listed below:

Portfolio	Portfolio Manager
Cash Management (formerly called Money Market)	Pacific Asset Management
Diversified Bond	Western Asset Management Company
Floating Rate Loan	Eaton Vance Management (Eaton Vance)
High Yield Bond	Pacific Asset Management
Inflation Managed Managed Bond	Pacific Investment Management Company LLC (PIMCO)
Short Duration Bond	Goldman Sachs Asset Management, L.P. (Goldman Sachs)
American Funds® Growth American Funds® Growth-Income	Capital Research and Management Company (Capital Research) - adviser to the Master Growth and Growth-Income Funds
Comstock	Invesco Advisers, Inc. (Invesco)
Dividend Growth (formerly called Diversified Research)	T. Rowe Price Associates, Inc. (T. Rowe Price)
Equity Index	BlackRock Investment Management, LLC (BlackRock)
Focused 30 Growth LT	Janus Capital Management LLC (Janus)
Large-Cap Growth	UBS Global Asset Management (Americas) Inc. (UBS)
Large-Cap Value	ClearBridge Advisors, LLC (ClearBridge)
Long/Short Large-Cap	Analytic Investors, LLC (Analytic Investors)/J.P. Morgan Investment Management Inc. (JP Morgan)
Main Street® Core	OppenheimerFunds, Inc. (Oppenheimer)
Mid-Cap Equity	Lazard Asset Management LLC (Lazard)
Mid-Cap Growth	Morgan Stanley Investment Management Inc. (Morgan Stanley)
Mid-Cap Value	BlackRock Capital Management, Inc. (BlackRock Capital)
Small-Cap Equity	BlackRock Investment Management, LLC (BlackRock)/Franklin Advisory Services, LLC (Franklin)
Small-Cap Growth	Fred Alger Management, Inc. (Alger)
Small-Cap Index	BlackRock Investment Management, LLC (BlackRock)
Small-Cap Value	NFJ Investment Group LLC (NFJ)
Health Sciences	Jennison Associates LLC (Jennison)
Real Estate	Morgan Stanley Investment Management Inc. (Morgan Stanley)
Technology	Columbia Management Investment Advisers, LLC (Columbia)
Emerging Markets	OppenheimerFunds, Inc. (Oppenheimer)
International Large-Cap	MFS Investment Management (MFS)
International Small-Cap	Batterymarch Financial Management, Inc. (Batterymarch)
International Value	AllianceBernstein L.P. (AllianceBernstein)
American Funds® Asset Allocation	Capital Research and Management Company (Capital Research) - adviser to the Master Asset Allocation Fund
Pacific Dynamix — Conservative Growth Pacific Dynamix — Moderate Growth Pacific Dynamix — Growth	Pacific Life Fund Advisors LLC (PLFA)

PACIFIC SELECT FUND
     Each of the portfolio managers, or in the case of the master-feeder portfolios, the adviser to the master funds, has prepared a discussion regarding the performance of the portfolios that they manage, including commentary discussing positive and negative factors affecting performance for the past twelve months.
     We appreciate your confidence in the Fund and look forward to serving your financial needs in the years to come.

Sincerely,

James T. Morris	Mary Ann Brown
Chairman of the Board	Chief Executive Officer
Pacific Select Fund	Pacific Select Fund

PACIFIC SELECT FUND PERFORMANCE DISCUSSION
     This annual report is provided for the general information of investors with beneficial interests in the Fund. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Fund prospectus which contains information about the Fund and each of its portfolios, including their investment objectives, risks, charges and expenses. You should read the prospectus carefully before investing. There is no assurance that a portfolio will achieve its investment objective. Each portfolio is subject to market risk. The value of a portfolio changes as its asset values go up or down. The value of a portfolio’s shares will fluctuate, and when redeemed, may be worth more or less than their original cost. The total return for each portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns and 7-day yield (Cash Management Portfolio only) do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance. This report shows you the performance of the Fund’s portfolios compared to benchmark indices. Index performance is provided for illustrative and comparative purposes only and does not predict or depict the performance of the portfolios. Indices are unmanaged, do not incur transaction costs and cannot be purchased directly by investors. Index returns include reinvested dividends.
     PLFA supervises the management of all of the portfolios of the Fund (subject to the review of the Fund’s Board) and directly manages the High Yield Bond and Cash Management Portfolios under the name Pacific Asset Management and the Pacific Dynamix-Conservative Growth, Pacific Dynamix-Moderate Growth and Pacific Dynamix-Growth Portfolios. PLFA has written the general market conditions commentary which expresses PLFA’s opinions and views on how the market generally performed as of December 31, 2010.
     For the other portfolios, with the exception of the American Funds® Growth, the American Funds® Growth-Income, and American Funds® Asset Allocation Portfolios (managed by Capital Research), PLFA has retained other firms to serve as portfolio managers under its supervision. Each of the managers (including Capital Research) has written a separate commentary specific to the portfolios they manage and as such, is based on their opinions of how their portfolio(s) performed during the year. The views expressed in the commentaries reflect those of the portfolio managers as of December 31, 2010.
     All views are subject to change at any time based upon market or other conditions, and the Fund, its adviser and the portfolio managers disclaim any responsibility to update such views. Any references to “we,” “I,” or “ours” are references to the portfolio manager or adviser, as applicable. The adviser and portfolio managers may include statements that constitute “forward-looking statements” under the United States (U.S.) securities laws. Forward-looking statements include information concerning possible or assumed future results of the Fund’s investment operations, asset levels, earnings, expenses, industry or market conditions, regulatory developments and other aspects of the Fund’s operations or general economic conditions. In addition, when used in this report, words such as “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates,” “projects” and future or conditional verbs such as “will,” “may,” “could,” “should” and “would,” or any other statement that necessarily depends on future events, are intended to identify forward-looking statements. Forward-looking statements are not guarantees of performance or economic results. They involve risks, uncertainties and assumptions. Although such statements are based on expectations that the adviser or a portfolio manager believes to be reasonable, actual results may differ materially from expectations. Investors must not rely on any forward-looking statements.
     In connection with any forward-looking statements and any investment in the Fund, investors should carefully consider the investment objectives, policies and risks described in the Fund’s current prospectus, as supplemented, and the Statement of Additional Information, as supplemented.
Market Conditions (for the twelve months ended December 31, 2010)
Executive Summary
     After a robust market recovery in 2009, the U.S. financial market finished 2010 with additional gains, overcoming several obstacles in the first half of 2010. Wall Street ended the year on a positive note as it left dire concerns behind. Although most market participants generally discarded the idea of a complete financial meltdown, the overall U.S. economy was partially held back by an uneven recovery progress. Further, U.S. markets endured adverse events such as the Deepwater Horizon oil spill in late April and the “Flash Crash” that jolted the equity market with a significant but temporary loss on May 6, 2010. Nonetheless, the domestic market displayed some resiliency despite multiple challenges.
     Throughout 2010, particularly over the first half of the year, both businesses and consumers dealt with uncertainty. While there were some positive developments, some of them came with costs that contributed to the stagnant recovery. For instance, many U.S. firms reported improving profit margins throughout 2010. However, cost cutting efforts, including staff layoffs, may have helped profits but also added to the dismal job environment. The unemployment rate in the U.S. hovered in the mid-to-upper nine percent range without any solid evidence of a declining trend. Part of the problem may have resulted from an overly conservative lending standard as well as a blurred outlook on the economy.
     Some of the imbalances were evident between larger corporations and small businesses. According to the Bureau of Labor Statistics, smaller firms (those with less than 500 employees) are responsible for creating nearly two-thirds of new jobs. Although the Federal Reserve (Fed) supplied financial institutions with plenty of liquidity, banks have been slow to relax their lending standards. While larger corporations with strong balance sheets have been able to access credit, small firms have generally indicated that borrowing conditions remained tight (Duke/CFO Magazine Global Business Outlook Survey — December 2010). With a limited access to capital, small businesses lacked the ability to finance their expansion and hire new employees.
     Nevertheless, overall optimism and confidence in the U.S. improved in 2010, albeit at a modest and unclear pace. Similar to the U.S. economy, the global economy also had its balance of benefits and challenges. On one hand, emerging markets quickly bounced back as several key developing economies sidestepped some of the difficulties that developed countries faced in 2010. However, sovereign debt problems in Europe caused some havoc in the region.
See explanation of symbol and benchmark definitions on A-39 and A-40

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
     The following sections highlight how specific types of financial markets responded to the events that unfolded over the year.
Fixed Income
     For the 2010 calendar year, the Barclays Capital U.S. Aggregate Bond Index gained 6.54%. From a risk tolerance perspective, issues with lower credit ratings outperformed those of higher quality. Excluding the second quarter of 2010, high yield debt led the fixed income market throughout the year. The market experienced a temporary flight-to-safety (shift toward U.S. Treasuries) over the second quarter as sovereign debt problems began to surface and uncertainty heightened. However, the Fed’s unprecedented support to keep interest rates low and spur economic growth led markets to look beyond the tribulations. Such support from government regulators helped some corporations improve their financial stability.
     Strong corporate balance sheets and an improving outlook led to a substantial spread compression, which was evident in the narrowing difference between corporate and Treasury yields. The growing confidence displayed by the bond market continued to benefit the corporate sectors. Consistent with the financial market’s increasing risk appetite, the Barclays Capital U.S. Corporate High-Yield Index gained 15.12% compared to a 9.00% rise for the Barclays Capital U.S. Corporate Investment Grade Index during the reporting period.
     U.S. Treasuries generally lagged behind the corporate sector with the Barclays Capital U.S. Treasury Index and the Barclays Capital U.S. Treasury Inflation-Protected Securities Index gaining 5.87% and 6.31%, respectively. While inflation has been relatively tame in recent years, the potential for an accelerated inflation that could be fueled by the extensive liquidity from the Fed, surging commodity prices, and an improving economy has developed an increased interest to hedge inflation.
     The securitized credit market continued to remain relatively weak throughout 2010. Issuance for asset-backed securities (ABS) and mortgage-related products continued to decelerate in 2010 and remained much lower than peak levels seen prior to the recent credit crisis. The Barclays Capital U.S. Mortgage-Backed Securities Index returned 5.37%, as the U.S. housing market continued to remain stagnant but appeared to have bottomed in 2010. Similar to the general economy, the commercial real estate market was bifurcated by credit quality. While relatively high delinquency rates have kept commercial real estate lending on the sideline, capital has been accessible for low-risk, high quality properties.
     Short-term credit returns barely budged in 2010 as the Fed held the federal funds (Fed Funds) rate near zero percent for approximately two years. Additionally, the low interest rate environment encouraged companies to shift toward fixed and long-term borrowing to lock in the low rates. Low cash yields and the Fed’s ongoing message of maintaining “exceptionally low levels for the Fed Funds rate for an extended period” had kept the short end of the yield curve relatively flat throughout 2010.
Domestic Equity
     After a fickle period over the first half of 2010, the domestic stock market trended higher throughout the latter half. The U.S. equity market displayed some caution over the first half of the year as market participants were presented with a mixed range of data. After some indications of positive activity in employment and consumer spending at the start of the year, renewed concerns were sparked by debt troubles in Europe, expiring stimulus programs, and financial regulatory reform during the middle of the year. Nevertheless, the U.S. equity market rallied in the latter half of 2010 with extended monetary and fiscal support from the Fed’s second round of quantitative easing (QE2) and President Obama’s push to extend Bush-era tax cuts. The S&P 500 Index finished 15.06% higher in 2010 with the riskier styles (e.g. higher beta stocks) leading the charge.
     In terms of market capitalization tiers, small-capitalization stocks outperformed those of large-capitalization stocks. The Russell 2000 Index (a benchmark for small-capitalization stocks) surged 26.85% in 2010, whereas the Russell 1000 Index (a benchmark for large-capitalization stocks) rose 16.10% for the reporting period. Since larger corporations tend to have a wider global presence, they may have been affected by the distress in Europe.
     With respect to style, the higher tolerance for risk in the latter half of the year may have helped growth stocks outpace their respective value counterparts. The risk-taking sentiment was also reflected in the performances of the sector classifications. Market participants continued to shift toward cyclical sectors (e.g. consumer discretionary, industrials, materials and energy) that tend to have a high correlation to the overall economy. Defensive sectors (e.g. health care and utilities) that generally protect better than cyclically sensitive sectors during economic downturns lagged behind the overall market in 2010.
     The real estate investment trust (REIT) market also continued to deliver solid returns throughout 2010. Market participants had previously expected significant declines in commercial property values but began to demonstrate less pessimism as the year progressed. This less gloomy outlook helped lift the Financial Times Stock Exchange National Association of Real Estate Investment Trust (FSTE NAREIT) Equity REITs Index 27.96% higher in 2010. Apartment and residential REITs represented the top performing real estate sectors, which may have been a result of the continued lackluster housing sales and an increased demand for rental property. On the other hand, office REITs were among the weakest performing properties. The lack of employment growth has kept office vacancy rates relatively high, thereby delaying the stabilization of office properties.
International Equity
     The developed international equity market trailed the U.S. stock market, as the Morgan Stanley Capital International Europe, Australasia, and the Far East (MSCI EAFE) Index modestly gained 7.75% for the year. Similar to the U.S. equity market, international small-capitalization stocks outperformed large-capitalization stocks and growth styles outshined value counterparts in 2010. Furthermore, emerging markets surpassed developed markets with the MSCI Emerging Markets Index rising 18.88% for the year.
     Although the sovereign debt problems have been concentrated in several peripheral European countries (i.e. Portugal, Ireland, Italy, Greece and Spain), the interconnectivity of the European Union’s financial system caused another series of contagion fears throughout the region. Despite this setback in Europe, certain developed countries have shown some resiliency, particularly due to the strong and sustained growth in developing economies such as China and India.
     The International Monetary Fund (IMF) estimates that China and India both grew approximately 10% in 2010 (International Monetary Fund: World Economic Outlook — October 2010). The intergovernmental organization also indicated that exporters of commodities (e.g. Australia and New Zealand)
See explanation of symbol and benchmark definitions on A-39 and A-40

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
and capital goods (e.g. Germany and Japan) have benefited from the growth in these emerging countries. The strong growth in several developing economies brought great interest to these regions as well as to developed countries and corporations that are benefitting from the rise.
Concluding Remarks
     The IMF projects world growth to slightly decelerate to 4.2% in 2011 from 4.8% in 2010. Much of this growth is anticipated to stem from the continued growth in developing Asian countries (i.e. China and India). Although government stimulus programs (i.e. infrastructure projects) and exports had significantly contributed to China’s economic growth, the country has shown some evidence of increased private sector activity and consumer spending. However, this had mainly come from an increase in homeownership, which led to a heated property market. The Chinese government has taken measures to cool down its real estate market, which is expected to slightly moderate growth in 2011. Nevertheless, the IMF anticipates China to grow 9.6% in 2011 by continuing to foster domestic demand (e.g. retail sales) instead of primarily relying on government spending and exports.
     In the U.S., the pace of the economic recovery has been plagued by high unemployment and stringent lending standards. Nonetheless, the U.S. economy is currently expected to gradually improve. According to a Fed survey, real gross domestic product (GDP) is forecasted to range between 2.5-3% from 2011 to 2013 (Federal Reserve Bank of Philadelphia: Survey of Professional Forecasters — Fourth Quarter 2010). Additionally, the survey anticipates employment to slightly recover over the next three years but does not expect the unemployment rate to drop below 9% until 2012. The general outlook appears to be that of a continued progress without major drawbacks. Regardless, it should be disclosed that the above forecasts only serve as a general guideline and may change as new events develop. Government regulators have provided unprecedented support to revive the U.S. economy back to normalcy. Although results have thus far been unbalanced, the overall sentiment and conditions continue to modestly but steadily improve.
Cash Management Portfolio (formerly called Money Market Portfolio/managed by Pacific Asset Management)
Q. How did the portfolio perform over the year ended December 31, 2010?
A. For the year ended December 31, 2010, the Cash Management Portfolio returned -0.05%, compared to a 0.13% return for its benchmark, the BofA Merrill Lynch U.S. 3-Month T-Bill Index. The current yield measured during the seven-day period ended December 31, 2010 was 0.00%.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The U.S. economy showed signs of life in 2010, although the pace of the recovery was slow. Economic data improved with strong industrial production and improved consumer spending numbers. Companies, after trimming costs through the recession, expanded margins and continued to improve balance sheets as the year progressed. Despite these improvements, the rebound was not experienced by all segments of the market. Residential housing continued to struggle even with the many stimulus efforts taken by the U.S. Government. Foreclosures remained a large overhang, which pressured home prices, while the prevalence of underwater mortgages limited the turnover of the housing stock. Regarding employment, the anticipated improvement in jobs did not materialize as the number of initial weekly filers for jobless claims was over 425,000 per week for the majority of the year. The unemployment rate showed almost no improvement for the full year and remains close to 10%.
     Citing the slack in the economy and the weakness in the labor force, the Fed remained accommodative in 2010. The Fed Funds target rate ended the year where it began, in the range of zero to twenty-five basis points. In response to the persistently high unemployment and further disinflation, the Fed took additional accommodative measures in their November meeting by indicating they would expand their asset purchase program and purchase “a further $600 billion of longer-term Treasury securities by the end of the second quarter of 2011.”
     The portfolio and money market funds in general, underwent a number of regulatory changes in 2010. The changes were implemented by the Securities and Exchange Commission (SEC) primarily in response to the economic events seen during the recent recession. A couple of major changes involved a reduction in the maximum portfolio weighted average maturity from ninety days to sixty days, more restrictive rules around second tier securities and new liquidity requirements. The new regulations are expected to reduce potential volatility in money market funds during times of crisis, but will also reduce some yield opportunities for funds. These new regulations, in combination with an economy still weak enough to keep the
See explanation of symbol and benchmark definitions on A-39 and A-40

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Fed highly accommodative, have kept rates in the short-term market near historical lows. This environment limited the absolute return for the portfolio during the reporting period.
     Although the economy has shown encouraging signs as of late, we at Pacific Asset Management still expect short-term rates to remain low for the foreseeable future as we believe the Fed will likely need to see further improvement in the economy and a meaningful reduction in the unemployment rate prior to raising the Fed Funds target rate. Based on our expectation for rates, we will look for opportunities to extend maturities if the yield curve creates sufficient yield pick-up opportunities. We continue to manage the portfolio with a focus on stability, liquidity and current income through a consistent, disciplined investment approach.
Diversified Bond Portfolio (managed by Western Asset Management Company)
Q. How did the portfolio perform over the year ended December 31, 2010?
A. For the year ended December 31, 2010, the Diversified Bond Portfolio returned 8.04%, compared to a 6.54% return for its benchmark, the Barclays Capital U.S. Aggregate Bond Index.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The portfolio generated positive excess returns during the period. Overall, the portfolio’s exposure to non-agency mortgage bonds helped tremendously given broad investor demand, limited supply and continued principal pay-downs. An allocation to high yield bonds further added to returns as significant gains made in the first, third and fourth quarters of the year—led by top-line revenue growth and solid fundamentals—more than offset the portfolio’s underperformance of the second quarter. An overweight to credit, particularly in the financial sector, was beneficial to the portfolio’s performance. The agency mortgage-backed sector generated positive excess returns for the reporting period. Despite the portfolio’s underweight exposure to this sector, its position added slightly to performance due to tactical trading between the agencies and various coupons. Due to a volatile environment in the sovereign area, the portfolio’s non-dollar exposure taken through currency forwards detracted from its performance. The portfolio’s exposure to Treasury Inflation Protected Securities (TIPS) slightly detracted from its performance as disinflation and fears of future deflation dominated much of the year. The portfolio used U.S. Treasury futures and options, Eurodollar futures and options, interest rate swaps, and Treasury index swaps to manage duration and yield curve exposure throughout the period. Our tactical duration posture and curve positioning had an overall positive impact on the portfolio’s performance during the year as yields decreased and the curve steepened.
     Enacted in November 2010 and now in its second month of implementation, the Fed’s second round of quantitative easing by purchasing securities referred to as Quantitative Easing 2 (QE2), will most likely provide a slight boost to U.S. job growth but not enough to meaningfully impact the jobless rate. However, it will take time to gauge the policy’s ultimate efficacy or lack thereof, and to judge whether its costs and unintended consequences outweigh its benefits. A full assessment may not be possible until well after the program’s scheduled wind-down at the end of the second quarter of 2011.
     The bond market has largely been surprised by the rise in bond yields since the announcement of QE2—after all, a stated intent of the program was to reduce intermediate- to long-term bond yields. Several factors can help explain this seemingly counterintuitive reaction, including the following:
•	Generally stronger economic data since the QE2 announcement;

•	The fact that the Fed has introduced the risk of inflation (although there is currently no sign of increased inflation);

•	A “buy the rumor, sell the news” mindset, which led to selling of U.S. Treasuries upon the official announcement of QE2;

•	The combination of accommodative monetary policy along with the recent unexpected fiscal stimulus, and

•	The expression of a lack of confidence in the Fed among market participants.
See explanation of symbol and benchmark definitions on A-39 and A-40

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
     Continued accommodation from the Fed’s QE2 program, combined with the fiscal stimulus recently enacted by Congress, should be supportive of non-U.S. Treasury sectors in the near-to-intermediate term by reducing volatility. Increases in inflation beyond current expectations would be detrimental to bonds, especially to those with longer durations. We at Western Asset Management Company will carefully monitor events to see how they unfold and affect the market. Credit has typically performed reasonably well in slow-growth scenarios like the one we are currently experiencing. We believe that the potential for positive growth remains on track. We are aware that new congressional leadership has expressed interest in potentially dealing with the status of Federal National Mortgage Association (FNMA), “Fannie Mae” and Federal Home Loan Mortgage Corp. (FHLMC), “Freddie Mac”, which could lead to increased volatility in this sector.
     In terms of strategy, we continue to favor credit. We particularly favor financials, which continue to operate in a conservative manner and remain discounted by the market, especially relative to industrials. We are maintaining our exposure to the high-yield sector. We will continue to tactically shift between an underweight and neutral position within agency mortgages as we look to evaluate relative value trades within the sector, focusing on current coupon levels. We are maintaining exposure to non-agency mortgages, as potential returns remain more heavily skewed to the upside. We will maintain a tactical duration position and will continue to favor the back end of the yield curve.
Floating Rate Loan Portfolio (managed by Eaton Vance Management)
Q. How did the portfolio perform over the year ended December 31, 2010?
A. For the year ended December 31, 2010, the Floating Rate Loan Portfolio returned 7.27%, compared to a 10.13% return for its benchmark, the S&P/LSTA Leveraged Loan Index and a 9.98% return for the Credit Suisse Leveraged Loan Index.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. Eaton Vance assumed management of the portfolio on May 1, 2010. Relative to the benchmark, the portfolio maintains a greater focus on higher quality loans. The lower quality CCC loan group was the strongest-performing segment of the market during the eight month period delivering a positive return of 7.1%. The portfolio’s underweight position to these riskier loans detracted from its relative performance. The portfolio’s overweight position to higher quality B rated loans, relative to the benchmark contributed to the portfolio’s relative performance. The portfolio’s underweight exposure to loans in payment default over the reporting period also benefited the portfolio’s relative performance results as defaulted loans in the benchmark fell 2.4% over the period.
     The portfolio employs a rigorous, bottom-up credit research process where loan selection drives portfolio performance. That said, analyzing results from the perspective of industry exposures, the portfolio’s underweight exposure to some of the stronger performing industries during the quarter including radio & television, building & development, lodging & casinos, and oil & gas detracted from its relative performance. Overweight exposures to the aerospace and defense and chemicals and plastics industries buoyed the portfolio’s relative performance results. The portfolio’s largest underweight exposure relative to the benchmark was in the publishing industry. This industry lagged the benchmark, posting a negative 1.2% return for the period, benefiting the portfolio’s relative performance. As of December 31, 2010, the portfolio was extremely diversified with 254 loan positions. The portfolio’s greater-than-benchmark exposure to higher quality loans is expressed in the average loan price of $97.84 for the portfolio vs. a $95.64 average loan price for the benchmark as of December 31, 2010.
High Yield Bond Portfolio (managed by Pacific Asset Management)
Q. How did the portfolio perform over the year ended December 31, 2010?
A. For the year ended December 31, 2010 the High Yield Bond Portfolio returned 14.52%, compared to a 14.94% return for its benchmark, the Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index.
See explanation of symbol and benchmark definitions on A-39 and A-40

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. During the first half of the year, the portfolio maintained a more aggressive posture. This constructive approach served the portfolio well during the first four months of 2010; however, shortly thereafter, the European sovereign debt crisis and increased uncertainty about the economic recovery brought increased volatility to the market resulting in a return to risk aversion. As a result, lower quality securities and larger liquid issues underperformed detracting from the portfolio’s performance.
     During the second half of the year, the portfolio’s constructive view served it well as the economic climate improved and technical factors remained favorable. The portfolio’s modest overweight position in cyclical and lower quality issuers provided strong performance results and enabled the portfolio to outperform the benchmark in the third and fourth quarters of 2010. During the year, security selection continued to positively impact portfolio performance. Specifically, the portfolio holdings in Clear Channel Communications, Inc., MGM Resorts International and Harrah’s Hotels & Casinos contributed to the portfolio’s positive performance given the recovery in the media and gaming sectors. On the negative side, defensive companies like Edison Mission Group, Dynegy, Inc. and Supervalu, Inc. underperformed the high yield market and detracted from the portfolio’s relative performance.
     We at Pacific Asset Management continue to focus on high income generation and capital preservation. We seek securities that offer the highest yields for their risk profile. We believe that we have positioned the portfolio to benefit from the economic recovery underway and the positive technical factors in place. As a result, the portfolio remains modestly overweight in more cyclical sectors and lower rated quality securities. We are optimistic about the global economic recovery, but remain cognizant of domestic economic headwinds such as the prospect of higher interest rates and the stubbornly high level of unemployment as well as foreign headwinds such as European sovereign debt issues.
Inflation Managed Portfolio (managed by Pacific Investment Management Company LLC)
Q. How did the portfolio perform over the year ended December 31, 2010?
A. For the year ended December 31, 2010, the Inflation Managed Portfolio returned 8.78%, compared to a 6.31% return for its benchmark, the Barclays Capital U.S. TIPS Index and a 5.52%, return for the Barclays Capital U.S. Government Bond Index.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The portfolio outperformed its benchmark for the year. Investment strategies were implemented by investing in bonds and derivative instruments. An emphasis on nominal versus real duration positioning in the U.S. and Europe added to the portfolio’s performance, as nominal rates fell in these countries more than real rates did. Additionally, an exposure to investment-grade corporate securities, implemented through investments in cash bonds and credit default swaps, added to the portfolio’s performance as this sector outperformed like-duration Treasuries as corporate credit fundamentals improved. A focus on financial sector holdings augmented this contribution. Modest exposure to high yield bonds added to the portfolio’s performance as they outperformed like-duration Treasuries amid investor shift towards riskier assets. The portfolio’s exposure to emerging market local instruments, particularly zero coupon swaps, was also positive for the portfolio’s performance. Exposure to a variety of foreign currencies, with an emphasis on the Brazilian real and a basket of Asian currencies, added to portfolio performance returns as these appreciated relative to the U.S. dollar.
     PIMCO’s global cyclical forecast calls for differentiated growth and inflation across regions in 2011. Expected strong growth and the potential for rising inflation in emerging economies will likely be offset by weaker growth in most developed economies, especially peripheral Europe. We believe that the tax compromise between the Obama Administration and Congress, especially the payroll tax cut and business tax credit, should boost U.S. growth over a cyclical time frame.
     With regard to portfolio strategy (based on our forecast), we plan to focus on high quality income producing strategies that are positively leveraged to the cyclical upswing that we expect in the U.S. in 2011. We plan to target above-index duration via U.S. nominal bonds for incremental yield. Within TIPS, we will likely emphasize the relatively steep intermediate part of the real yield curve. This offers the potential to enhance returns via “roll down”, or the maturing of bonds along the steeper part of the curve. We also plan to underweight shorter maturity TIPS given negative real yields and the potential for continued disinflation. We will look to diversify real interest rate exposure to fiscally sound countries such as Canada and Australia that offer relatively higher real yields. We plan to retain an overweight position in Agency mortgages as an important source of high quality yield in an effort to take advantage of relative value opportunities across mortgage coupons. Finally, we plan on taking emerging market currency exposure, including Brazil, China and other Asian currencies that could gain versus the U.S. dollar.
Managed Bond Portfolio (managed by Pacific Investment Management Company LLC)
Q. How did the portfolio perform over the year ended December 31, 2010?
A. For the year ended December 31, 2010, the Managed Bond Portfolio returned 8.96% , compared to a 6.54% return for its benchmark, the Barclays Capital U.S. Aggregate Bond Index.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The portfolio outperformed its benchmark for the year. Investment strategies were implemented by investing in bonds and derivative instruments. Tactical duration positioning in the U.S., through the use of cash bonds and interest rate swaps, was positive for portfolio performance as rates fell after a volatile year in yields. A focus on investment grade financials added to performance as this sector outperformed like-duration Treasuries as corporate credit fundamentals improved. Modest exposure to high yield bonds added to performance as they outperformed like-duration Treasuries amid investor shift towards riskier assets. An overweight position in short-term interest rates, implemented via Eurodollar futures added to the portfolio’s performance returns as prices rose across most money market futures contracts.
     Beyond core sectors, an overweight to emerging market local securities was positive for portfolio performance. For the full year, both emerging markets local and external bonds outpaced Treasuries. Exposure to a variety of foreign currencies added to returns as an emphasis on the Brazilian real and a basket of Asian currencies appreciated relative to the U.S. dollar. A modest exposure to Build America Bonds detracted from performance as taxable municipal supply spiked amid the rush by local governments to tap the federal government’s subsidy before it expired at the end of the reporting period.
     PIMCO’s global cyclical forecast calls for differentiated growth and inflation across regions in 2011. Expected strong growth and the potential for rising inflation in emerging economies will likely be offset by weaker growth in most developed economies, especially peripheral Europe. We believe that the tax compromise between the Obama Administration and Congress, especially the payroll tax cut and business tax credit, should boost U.S. growth over a cyclical time frame.
     With regard to portfolio strategy (based on our forecast), we plan to focus on high quality income producing strategies that are positively correlated to the cyclical upswing that we expect in the U.S. in 2011. We look to add value in corporate sectors that should gain from an improved cyclical outlook: U.S. banks, which should be helped by a steep yield curve and stronger balance sheets; shorter maturity high yield bonds, which are often overlooked by high yield investors; and bank loans offering floating rate yields. We also look to hold corporate and quasi-sovereign bonds in faster growing countries such as Brazil, Mexico and Russia. By taking local interest rate exposure in countries such as Brazil, we can attempt to capture attractive yields. We plan to reduce U.S. duration exposure, targeting flat to slightly overweight duration overall with the intent to adjust duration tactically. We also plan to retain an overweight position in Agency mortgages as an important source of high quality yield in an effort to take advantage of relative value opportunities across mortgage coupons. We are targeting modest exposure to TIPS to obtain long term inflation protection as well as reap potential gains from “rolling down” the relatively steep real yield curve. Finally, we plan on taking emerging markets currency exposure, including Brazil, China and other Asian currencies that could gain versus the U.S. dollar.
Short Duration Bond Portfolio (managed by Goldman Sachs Asset Management, L.P.)
Q. How did the portfolio perform over the year ended December 31, 2010?
A. For the year ended December 31, 2010, the Short Duration Bond Portfolio returned 3.40%, compared to a 2.35% return for its benchmark, the BofA Merrill Lynch 1-3 Year U.S. Treasury Index.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. A combination of top-down and bottom-up strategies impacted the portfolio’s returns during the reporting period. Tactical management of the portfolio’s duration and term structure detracted from its performance returns over the year. Specifically, the portfolio’s short position in the five-year node of the yield curve had a modestly negative impact in the first half of the year as rates rallied, while a long position in the five-year node detracted in December as rates sold off. The portfolio’s cross-sector positioning relative to the benchmark significantly contributed positively to its performance returns. An overweight exposure to non-agency mortgages was the most significant contributor to the portfolio’s performance over the year, followed by its overweight position to investment grade corporates. The non-agency mortgage market performed very well, supported by large institutional demand combined with no new issuance. The portfolio’s overweight exposure to the corporate sector added to its performance as the sector outperformed relative to the benchmark on a combination of positive fundamental and technical factors. Fundamentally, company balance sheets continued to improve with high cash balances and declining leverage, while the technical picture was also supportive as investors continued to move into risk assets as Treasury yields fell. One marginal detractor within our cross-sector strategies was the portfolio’s overweight to agency debentures, which particularly underperformed in May as nearly all sectors underperformed Treasuries in a broad flight to quality over peripheral European concerns. The security selection strategies within the non-agency mortgage sector were also key drivers of portfolio performance, particularly the selection of adjustable-rate mortgages. Other security selection strategies that added to portfolio returns over the year include the portfolio’s short-maturity bias within corporates and the portfolio’s selection of TIPS. This was partially offset by our higher credit quality bias within the corporate sector, as lower-rated credits outperformed.
     Macroeconomic trends are beginning to diverge as the global economy enters 2011, with the U.S., Europe and China pursuing distinctly different goals through different policies. In the U.S., the lack of job creation has led policymakers to implement both quantitative easing and additional fiscal stimulus. In Europe, policymakers are attempting to address market concerns about sovereign credit risk by tightening fiscal policy and resisting expansionary monetary policy. In China and a number of other growth economies, the main concerns are inflation and speculative inflows, leading policymakers to tighten monetary policy and implement capital controls. Overall, we at Goldman Sachs continue to think that the positives in the U.S. and growth economies outweigh the challenges in Europe, and we are upgrading our global growth outlook. However, we also think the diverging outlooks for growth, inflation and policy in major economies suggest greater macro volatility in 2011. We believe a resolution to the European sovereign debt situation may be a key determinant of whether that volatility is to the upside in growth and risk assets, or to the downside.
     We think the U.S. economy should be poised for a period of stronger growth after the slowdown in the middle of the reporting period. Economic data were already improving by the time the Fed implemented its second round of quantitative easing and Congress approved the extension of the Bush tax cuts and other modest expansions in fiscal stimulus. We believe this additional stimulus will help to boost confidence in the recovery, which should benefit consumer spending, business investment and hiring. However, with the unemployment rate still elevated, we see little risk of inflation in the U.S. in the near term.
     Portfolio managers analyze all positions in the portfolio on a daily basis in order to avoid inadvertent portfolio concentration. We do not employ derivatives in order to gain leverage but to gain access to markets in the most efficient manner. In the portfolio, derivatives are used as a tool to efficiently manage interest rate risk. We believe that the use of derivatives provides the portfolio the ability to participate in a broad array of security selection trades. We added to the portfolio’s outperformance through the use of Treasury and Eurodollar futures. We were able to implement security specific views independent of one another, in a cost effective manner that results in minimal disruption to the portfolio. For example, when we believed that relative value existed in the five year part of the corporate credit curve, we preferred not to be exposed to the interest rate risk that owning five year corporate credit security would add to the portfolio. With the use of Treasury futures, we were able to implement our corporate view, by going long the corporate bonds and short the futures. Without the use of futures, we would need to accept some level of interest rate risk in order to capitalize on our corporate view.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
American Funds Growth Portfolio (Capital Research and Management Company manages the Master Growth Fund)
Q. How did the portfolio perform over the year ended December 31, 2010?
A. For the year ended December 31, 2010, the American Funds Growth Portfolio returned 18.26%, compared to a 15.06% return for its benchmark, the S&P 500 Index. The American Funds Growth Portfolio (Feeder Growth Portfolio) invests all of its assets in Class 1 shares of the Growth Fund, a series of the American Funds Insurance Series®, a registered open-end investment company (Master Growth Fund). The Master Growth Fund returned 19.01% for the same period. The performance for the Feeder Growth Portfolio was lower than the Master Growth Fund due to expenses incurred by the Feeder Growth Portfolio.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The discussion that follows relates to the master fund.
     The fund outperformed the benchmark for the reporting period. Investments in consumer discretionary stocks provided the fund’s strongest performance returns during the reporting period, with the top five contributors all coming from within the sector. Three of the five companies in the consumer discretionary sector are U.S. gaming companies with a strong presence in Macau, the former Portuguese territory in China that has become the world’s most lucrative gambling center. Rising commodity prices helped lift the value of some of the fund’s holdings in the materials sector, particularly in the second half of the year, and holdings in the telecommunication services sector also contributed to the fund’s performance results. The utilities sector, the fund’s smallest sector, was the weakest performer.
     As global markets recover from the recent downturn, we at Capital Research, the manager of the Master Growth Fund, expect that the materials and consumer discretionary sectors will continue to do reasonably well. There are signs that consumers are beginning to spend more and that should bode well for the fund.
     During 2010, the fund increased its ability to invest outside the U.S. overall and in developing markets. We believe our long-term perspective has worked out well and will continue to be the right approach as we search for growth opportunities in the U.S. and overseas.
American Funds Growth-Income Portfolio (Capital Research and Management Company manages the Master Growth-Income Fund)
Q. How did the portfolio perform over the year ended December 31, 2010?
A. For the year ended December 31, 2010, the American Funds Growth-Income Portfolio returned 11.03%, compared to a 15.06% return for its benchmark, the S&P 500 Index. The American Funds Growth-Income Portfolio (Feeder Growth-Income Portfolio) invests all of its assets in Class 1 shares of the Growth-Income Fund, a series of the American Funds Insurance Series®, a registered open-end investment company (Master Growth-Income Fund). The Master Growth-Income Fund returned 11.72% for the same period. The performance for the Feeder Growth-Income Portfolio was lower than the Master Growth-Income Fund due to expenses incurred by the Feeder Growth-Income Portfolio.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The discussion that follows relates to the master fund.
     The fund underperformed its benchmark. The dramatic recovery in information technology stocks that began in late 2009 slowed in 2010, contributing to the fund’s modest return compared to the benchmark. Disappointing results from the fund’s sizable holdings in the technology sector, coupled with a cash position averaging 6.7% during the reporting period, accounted for most of the underperformance.
     We at Capital Research, the manager of the Master Growth-Income Fund, are optimistic that these technology holdings will soon make up the deficiency now that corporate balance sheets have improved, and more companies are investing in technology equipment and services to help reduce their own costs. It’s not unusual for one sector or another to take a breather during an economic recovery, which is why our investment focus is on the long term.
     Investing with a dividend focus has been our mainstay, and we believe that our strength in this area will continue to serve investors well in the future.
Comstock Portfolio (managed by Invesco Advisers, Inc.)
Q. How did the portfolio perform over the year ended December 31, 2010?
A. For the year ended December 31, 2010, the Comstock Portfolio returned 15.42% compared to a 15.51% return for its benchmark, the Russell 1000 Value Index.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. Invesco assumed management of the portfolio on June 1, 2010. The portfolio’s consumer discretionary exposure acted as the largest contributor to relative and absolute portfolio performance returns. The portfolio’s notable overweight position combined with strong stock selection positively impacted
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
its performance. Specifically, the portfolio’s holdings in media companies Comcast Corp. and Viacom, Inc. made significant contributions to its positive performance results as both stocks posted strong double-digit returns during the year. The financials sector acted as another primary driver of portfolio performance relative to the benchmark. Specifically, the portfolio’s materially overweight position in the property and casualty insurance industry enhanced the portfolio’s performance returns. The Chubb Corp. a property and casualty insurance company, was one of the largest holdings in the portfolio for much of the previous year. The company’s strong performance is reflective of a strong balance sheet and a well diversified, conservative underwriting platform. Chubb has done an admirable job of returning cash to shareowners through buybacks and dividends, while operating in a difficult pricing environment. The technology sector was the largest detractor from the portfolio’s relative performance. Among technology stocks, the portfolio’s overweight exposure relative to the benchmark combined with unfavorable stock selection among hardware and select Internet related companies dampened its performance returns. More specifically, the unexpected departure of Hewlett-Packard Co.’s CEO temporarily weighed heavily on the portfolio’s returns. Shares of Yahoo!, Inc., a relatively new addition to the portfolio, were weak as investors questioned the rate and sustainability of the recovery in advertising and the economic environment in general, and therefore, detracted from its performance. Stock selection in the materials sector and a small overweight position in the health care sector also detracted from the portfolio’s performance results relative to the benchmark. Towards the end of the period, the portfolio’s exposure to select insurance and media names was pared down, using the proceeds to opportunistically increase the portfolio’s energy and industrials exposure.
     We at Invesco believe that market volatility and the market correction that began in the second quarter of 2010 have created opportunities to invest in companies with attractive valuations. Our contrarian philosophy and deep value approach of buying extremely undervalued companies capitalize on market volatility and periods of down markets as value is created for new investment opportunities.
Dividend Growth Portfolio (formerly called Diversified Research Portfolio/managed by T. Rowe Price Associates, Inc.)
Q. How did the portfolio perform over the year ended December 31, 2010?
A. For the year ended December 31, 2010, the Dividend Growth Portfolio returned 10.77%, compared to a 15.06% return for its benchmark, the S&P 500 Index.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. T. Rowe Price assumed management of the portfolio on May 1, 2010. Broadly speaking, stock selection accounted for the portfolio’s underperformance relative to the benchmark, with sector allocation mitigating that effect. The energy sector was a significant detractor to the portfolio’s performance due to stock selection. Detrimental portfolio positions included Diamond Offshore Drilling, Inc. and non-benchmark holding, BP P.L.C. Stock choices in the health care sector also detracted from portfolio performance, particularly dental supply company, DENTSPLY International, Inc. A boost to relative results came from the industrials sector, where the portfolio’s stock holdings outperformed relative to the benchmark. The portfolio’s significant position in Roper Industries, Inc. proved beneficial to the portfolio’s relative performance. In the consumer discretionary sector, the portfolio benefited from strong stock selection, particularly among discount chains such as Ross Stores, Inc. and Family Dollar Stores, Inc. The position in Time Warner Cable, Inc. also added value to the portfolio’s performance.
     The U.S. economy seems to be recovering, albeit slowly. Most economic indicators point to continued growth, and equity fundamentals are strong with attractive valuation. We at T. Rowe Price are positioning the portfolio for continued modest growth, particularly in late-cycle sectors such as health care and consumer staples. Weak loan demand, low interest rates, and regulatory concerns continue to hold back banks, suggesting limited dividend growth. Overall, we believe that our fundamentals-based research and disciplined investment philosophy will continue to serve us well in this environment.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Equity Index Portfolio (managed by BlackRock Investment Management, LLC)
Q. How did the portfolio perform over the year ended December 31, 2010?
A. For the year ended December 31, 2010, the Equity Index Portfolio returned 14.81% compared to a 15.06% return for its benchmark, the S&P 500 Index. The portfolio seeks to replicate as closely as possible, before expenses, the total return of its benchmark.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The portfolio, in accordance with BlackRock’s passive investment strategy, was positioned to match the risk characteristics of the S&P 500 Index throughout the reporting period. The S&P 500 Index advanced for the year. The U.S. large-capitalization growth stocks, as measured by the Russell 1000 Growth Index, outperformed value stocks, as measured by the Russell 1000 Value Index during the period. The consumer discretionary sector was the strongest contributor for the year, followed by the industrials and materials sectors. The health care sector, while positive, was the weakest contributor of the reporting period, followed by the utilities and information technology sectors. Over the reporting period, Cummins, Inc. (industrials sector) was the top performer while Dean Foods Co. (consumer staples) was the top detractor.
Focused 30 Portfolio (managed by Janus Capital Management LLC)
Q. How did the portfolio perform over the year ended December 31, 2010?
A. For the year ended December 31, 2010, the Focused 30 Portfolio returned 10.35%, compared to a 16.71% return for its benchmark, the Russell 1000 Growth Index.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. Holdings within the energy, consumer discretionary and health care sectors were the primary detractors from the portfolio’s relative returns. In terms of contributors, the portfolio’s positions within the consumer staples sector provided the largest boost in performance relative to the benchmark during the reporting period. The largest detractor from portfolio performance over the reporting period was Research In Motion Co. The wireless communication device maker was weak early in the period; and therefore, the position was sold. We at Janus think the company faces a more difficult pricing and competitive environment and felt there were more compelling opportunities to gain exposure to the trend in the mobile and wireless space. Biotechnology company Gilead Sciences, Inc. also held back the portfolio’s performance returns. We think the company faces a more challenging patent environment; and therefore, the portfolio’s position was eliminated late in the period. Also detracting from the portfolio’s performance returns were shares of Cisco Systems, Inc. a networking equipment company that fell after the company cited tight public spending on information technology, falling cable set-top box sales and retrenchment following strong “catch-up” sales in earlier quarters, among other factors. While the company may be well positioned to benefit from increasing data usage and Internet traffic, we were still evaluating the position at the close of the reporting period.
     Apple Computer, Inc. was a top contributor to the portfolio’s performance for the year and remained a top position in the portfolio largely because of its highly successful line of differentiated mobile computing products, from the iPad to the iPhone, and because of its growing market share in personal computers. The company continues to leverage its vertical integration, innovate its product portfolio and demonstrate sales strength in international markets. We like the company’s long-term growth prospects and demonstrated ability to succeed in various economic environments. Financial services firm CapitalSource, Inc. was a strong performer during the period contributing positively to the portfolio’s performance results. This middle market lender, which we have held through considerable volatility during the credit crisis, has managed its debt and rates well against peers from a capital standpoint, in our view. We felt the company benefits from having a significant portion of loans to relatively stable health care facilities and has been a disciplined lender. Mead Johnson Nutrition Co. was another top contributor to the portfolio performance. This company specializes in pediatric nutrition and has a global brand franchise in its infant formula Enfamil. We think spending on infant care will continue to grow worldwide, particularly as emerging market consumers become wealthier and are willing to pay for the perceived benefits of Mead’s high value supplements. The company has a strong distribution model and has demonstrated strong pricing power. We think this gives it compelling growth potential.
     Rather than focus on near-term economic or market trends, we have constructed the portfolio to take advantage of multi-year themes. In the technology sector, we are seeing a proliferation of data usage through mobile devices at work and at home, with broad implications for content owners, Internet companies and device manufacturers. This continues to be a major theme behind several of our positions, including shares of Apple and Google, Inc. Another theme in the portfolio is consolidation of suppliers. More people and companies are doing business with their most trusted suppliers, a dynamic that accentuates the competitive advantages of these companies and may enable them to gain market share.
     Looking ahead, we are expecting a slow recovery for both the U.S. and global economies. Companies with healthy balance sheets and global demand for their products are driving the recovery. Many firms have record levels of cash, which may be used to pay higher dividends, reinvest in the business or fund mergers and acquisitions. Several of our top holdings supply corporations, not consumers, and we expect corporate spending to pick up as management teams grow more confident that the economy won’t slip back into recession. Outside the U.S., we remain optimistic on emerging markets. Near-term, we are paying close attention to China’s growth rate and our exposure to the country. China’s central bank raised interest rates in December for the second time in just over two months in an attempt to curb inflation. The move signals Beijing’s confidence in China’s economy, but it also raises concerns of a hard landing, potentially derailing the global recovery. Longer term, we believe emerging markets have the capital, natural resources and structural frameworks in place to fuel investment and ultimately growth in excess of developed markets. These foundations will drive higher returns for companies that can capitalize on rising domestic consumption and export growth. Overall, companies in the portfolio have been executing, and we are seeing the results in higher margins and internal rates of returns. A few of the stocks have responded with higher prices, but most have lagged. Investor sentiment continues to favor stocks with smaller market capitalizations, which have significantly outperformed stocks with larger market capitalizations such as those held in the portfolio. Valuations in mega-capitalization stocks look very attractive going forward, however, and we continue to believe that the portfolio is well positioned in companies with wide competitive advantages and exposure to global growth.
Growth LT Portfolio (managed by Janus Capital Management LLC)
Q. How did the portfolio perform over the year ended December 31, 2010?
A. For the year ended December 31, 2010, the Growth LT Portfolio returned 11.24%, compared to a 16.71% return for its benchmark, the Russell 1000 Growth Index.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The portfolio’s underperformance during the year was driven by stock selection within the health care, energy and consumer staples sectors. The portfolio’s underweight position in the consumer discretionary sector also detracted from its relative performance results. Many of the market’s top-performing stocks rose on momentum as investors crowded into scarce high growth stocks amid a weak economic environment. Also driving performance among large capitalization growth benchmarks for the year (and the portfolio’s underperformance given the underweighting) were cyclical companies such as consumer discretionary stocks. The portfolio’s exposure was increased in pharmaceutical firms that we at Janus believed were undervalued and had unique opportunities for product growth. Shares in financial firms and some consumer-related stocks, among other holdings were also purchased for the portfolio. Based on our bottom-up research, we continue to focus on companies that we believe won’t require a strong cyclical rebound to generate solid results. Detracting from portfolio performance were shares of network equipment provider Cisco Systems, Inc., which dropped significantly after the company gave lower-than-expected company forecasts. The firm cited tight public spending on information technology, falling cable set-top box sales and retrenchment following strong “catch-up” sales in earlier quarters, among other factors. We continue to monitor the position in light of this information. Chip maker Qualcomm, Inc. also fell during the period detracting from the portfolio’s performance results. Qualcomm’s licensing and semiconductor businesses remain attractive, but it continues to spin its wheels in attempting to create additional businesses. We believe the company’s future remains bright, but given the high volatility in its business model and valuation we decided to sell the position. Another negative influence on the portfolio’s performance was Brazilian oil development and production company, Petroleo Brasileiro S.A. (known as Petrobras), shares of which retreated amid concerns over potential dilution related to a large capital raise. The complexity over the deal clouds the near-term prospects for Petrobras, in our view. So, the portfolio’s position was sold.
     The portfolio’s performance was positively impacted from its position in Occidental Petroleum Corp. which benefited from a rise in energy prices as well as an announcement that it would divest assets in Argentina, add to its U.S. assets and raise its dividend. We like Occidental, which has oil and gas, chemicals and midstream (processing and transport) divisions, for its continued ability to grow its U.S. assets while containing operating and capital costs. This position was still held at the end of the reporting period. Apple remained a top position in the portfolio, positively impacting the portfolio’s performance largely because of its highly successful line of differentiated mobile computing products as well as its potential to continue to grow market share in personal computers. The company is executing well and may be in the early stages of its market share gains globally. We see Apple, Inc. continuing to be a dominant player in the smart phone market; its hardware and software integration remains a key driver of its market share gains in the personal computing space. This position was still held at the end of the reporting period.
     Top holding Oracle Corp. also performed well, contributing to portfolio performance. Oracle is an example of a company with a relatively stable customer base, recurring revenue stream and differentiated products. This combination positions Oracle to do well in a variety of economic environments, in our view. We believe it is executing effectively on its acquisition of Sun Microsystems, Inc. and is now able to offer more integrated hardware and software products.
     While the investing climate has improved, market conditions remained challenging for the portfolio. Relatively high correlations among stocks persisted through the year as investors bought the “market” as a whole rather than focusing on fundamental quality. We look for opportunities to invest in companies that we feel have sustainable advantages, lean operating structures and durable growth at compelling valuations. These companies tended to be relative underperformers during the year. Valuations for high quality growth companies remain compelling. Historically, growth stocks have traded at a premium over value stocks because of their faster growth potential. However, that premium has narrowed to the point where growth and value now have similar multiples. This would make sense if growth companies were reporting weaker earnings or balance sheets were deteriorating, but the opposite appears to be the case; corporate profits have been rising, balance sheets remain healthy and net margins for large companies hit the highest level in more than twenty-five years. These are hardly signs of weakening fundamentals. Moreover, if the economy slows and margins revert to the mean, high-quality companies will have more ability to protect profitability than firms with lower margins. These high-quality stocks thus have a favorably skewed risk/reward profile.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
     Going forward, we believe that additional liquidity and stimulus in the system will continue to support investor sentiment and economic growth. We remain concerned about sovereign debt issues in Europe, inflationary pressures in emerging markets and weakness in the U.S. housing market. We are confident in the portfolio’s holdings, however, because it is our opinion that many of the portfolio’s top names trade at a discount to the market with the potential to generate faster growth at higher returns. Given their discounted valuations and their ability to appreciate in a variety of macro-economic outcomes, the portfolio’s holdings represent what we believe are the best risk-reward opportunities in the large-capitalization growth universe.
Large-Cap Growth Portfolio (managed by UBS Global Asset Management (Americas) Inc.)
Q. How did the portfolio perform over the year ended December 31, 2010?
A. For the year ended December 31, 2010, the Large-Cap Growth Portfolio returned 14.53% compared to a 16.71% return for its benchmark, the Russell 1000 Growth Index.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. During the reporting period, the UBS Large-Cap Growth team focused on adhering to its investment discipline, seeking to identify and invest in three diverse sources of growth and emphasizing the management of our risk budget.
     Portfolio stock selection was the primary detractor from its performance during the year. In particular, the portfolio’s positioning within the financials and health care sectors detracted the most from portfolio performance. Within financials, shares of Blackrock, Inc. traded down following disappointing earnings, where several product categories had challenged fund flow results. We continue to believe Blackrock has excellent organic growth prospects through strong, diversified product offerings and distribution and remain overweight in this position. In addition, CME Group, Inc. underperformed as fears that U.S. government regulation of investment banking activities would dampen volume growth over time. We believe these fears are unfounded, and that both the CME’s high barriers to entry and outlook for volume growth remain intact. Within the health care sector, the portfolio’s position in Covidien P.L.C. came under pressure due to macroeconomic factors and growing concerns over management’s capital allocation strategy.
     On the positive side, the strategy’s stock selection within the information, technology and consumer discretionary sectors was a strong influence on the portfolio’s performance during the year. The portfolio’s technology holdings were buoyed by the continued outperformance of Apple, Inc., as the company introduced a new version of the iPhone and launched the iPad, which became an instant hit, selling over 13 million units. Within the consumer discretionary sector, the portfolio’s holdings in priceline.com Incorporated and Amazon.com, Inc. contributed to the portfolio’s performance as both companies exceeded earnings expectations, while benefiting from a secular shift towards e-commerce.
     Relative to the benchmark, from a sector standpoint, the portfolio was overweight to the health care sector which detracted from its performance as uncertainty regarding the impacts of the Obama administration’s health care laws pressured the health care group. Also, relative to the benchmark, the portfolio’s modest underweight position to the energy sector detracted from its performance as the pickup in global growth during the second half of the year resulted in many commodity prices, crude oil in particular, moving higher. In contrast, throughout the year, the portfolio’s largest overweight position relative to the benchmark was in the consumer discretionary sector. This proved to be beneficial to the portfolio’s performance as it was the best performing sector during the year as economic expansion gave consumers more confidence, resulting in increasing retail sales beyond previous expectations.
Large-Cap Value Portfolio (managed by ClearBridge Advisors, LLC)
Q. How did the portfolio perform over the year ended December 31, 2010?
A. For the year ended December 31, 2010, the Large-Cap Value Portfolio returned 9.08%, compared to a 15.51% return for its benchmark, the Russell 1000 Value Index.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. We at ClearBridge utilize an interactive, research-driven approach to identify companies with strong business franchises and attractive valuations. We look for companies with proven business models that we can understand; companies with sustainable competitive advantages; and stocks capable of generating superior returns across a range of potential scenarios. We place a heavy emphasis on higher certainty of near and medium term cash flows, while heavily discounting earnings from emerging business models or products. We consider valuations relative to normalized earnings power.
     On an absolute basis, the portfolio had positive returns in seven out of the ten economic sectors in which it was invested during the period. The greatest contributions to returns came from the consumer discretionary, consumer staples and financials sectors. Relative to the benchmark, the portfolio’s overall sector allocation contributed to its performance for the period. In particular, the portfolio’s overweight to the consumer discretionary sector and its underweights to the energy and utilities sectors relative to the benchmark contributed to its relative performance for the period, as did security selection in the telecommunications services (telecom) sector. In terms of individual holdings, the leading contributors to portfolio performance included positions in Time Warner Cable, Inc., El Paso Corp. Philip Morris International, Inc., CenturyLink, Inc. and Halliburton Co.
     In contrast, on an absolute basis, the portfolio’s holdings in the information technology, utilities and health care sectors detracted from portfolio performance for the reporting period. Relative to the benchmark, overall security selection detracted from performance. In particular, stock selection in the energy, consumer discretionary and financials sectors detracted from the portfolio’s relative performance. In terms of sector allocation, the portfolio’s underweight to the industrials sector hurt its relative performance for the reporting period. On an individual holding basis, the leading detractors from portfolio performance for the reporting period included positions in Total S.A., Bank of America Corp., Hewlett-Packard Co., Raytheon Co. and Microsoft Corp.
     During the year, we identified multiple opportunities to establish positions in what we considered to be strong franchises trading at very attractive valuations. We established new portfolio positions during the year in Honeywell International, Inc, Apache Corp., Illinois Tool Works, Inc., Crown Holdings, Inc., Johnson Controls, Inc., Progressive Corp., Charles Schwab Corp., Motorola Solutions, Inc. and Morgan Stanley. At the same time, the portfolio’s position in the following securities were sold and proceeds were reinvested in areas where we saw better risk adjusted return opportunities. We closed the portfolio’s existing positions in Procter & Gamble Co., Capital One Financial Corp., Kraft Foods, Inc., AOL Corp., UnitedHealth Group, Inc., Scripps Networks Interactive, Inc., Abbott Laboratories and Devon Energy Corp.
     We continue to believe that large-capitalization companies with sustainable competitive advantages and solid balance sheets will be able to navigate the challenging economic environment and generate strong returns over time. As a result of the strategy’s focus on these types of companies and our valuation discipline, we typically have less exposure to cyclical and commodity based industries. Even though on a relative basis this has served us well over the last few years, in 2010 as strong commodity prices and a sharp cyclical expansion took hold, the portfolio underperformed the benchmark. However our philosophy and process remain unchanged. We focus on companies that have competitively advantaged business models and trade at attractive valuations. We also continue to look for opportunities that offer attractive risk-adjusted returns for long-term investors.
Long/Short Large-Cap Portfolio (co-managed by Analytic Investors, LLC and J.P. Morgan Investment Management Inc.)
Q. How did the portfolio perform over the year ended December 31, 2010?
A. For the year ended December 31, 2010, the Long/Short Large-Cap Portfolio returned 12.22%, compared to a 15.06% return for its benchmark, the S&P 500 Index.
See explanation of symbol and benchmark definitions on A-39 and A-40

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The following discussions are from each of the co-portfolio managers, Analytic and JP Morgan, respectively.
Analytic Investors
      Two quarters of positive value added within the portfolio were not enough to offset the disappointing performance returns posted during the third quarter of 2010. The third quarter began and ended with a consistent preference for a number of factors related to valuation and quality; however, the payoffs during these two months were in contrast, in both direction and magnitude, to the technical forces that drove stock returns in the volatile month of August 2010. The portfolio’s overweight to certain sales-oriented factors, including sales-to-price and asset utilization, helped add to performance during the fourth quarter as top line growth coupled with consistent sales numbers were continually rewarded by investors during the quarter.
     Analytic Investor’s process is based on the premise that investor behavior changes, but changes slowly, and is fairly persistent from month to month. An emphasis on companies with positive asset utilization and above-average price momentum contributed positively to the portfolio’s performance as these factors were rewarded by investors during the year. However, positive tilts toward companies with above-average cash flow-to-price and historical earnings-to-price ratios detracted from its overall performance, as these characteristics were penalized by investors over the reporting period. A de-emphasis on companies with above-average analyst dispersion and sales per share volatility contributed positively to its performance as investors penalized these measures during the reporting period, while negative tilts on companies with attractive duration beta and projected earnings growth detracted from the portfolio’s performance, as these characteristics were rewarded by investors during the year.
     The portfolio’s top equity performers were long positions in the energy sector, such as Ford Motor Co. and ConocoPhillips Co. (a multi-national energy corporation), as well as a short position in Comstock Resources, Inc. (an oil and gas company), which contributed 0.94%, 0.62% and 0.66%, respectively, to the portfolio’s relative performance during the reporting period. Short positions in Liberty Media Capital (a film and television production company), Monster Worldwide, Inc. (an employment website operator) and Ciena Corp. (a supplier of telecommunications equipment and software) detracted 1.20%, 0.81% and 0.77% respectively from the portfolio’s relative performance and were the worst performing stocks selected.
JP Morgan
      The portfolio ended the year on a strong note. The extension piece (additional long and short investments) of the portfolio added alpha or excess return for both the fourth quarter and the full year, driven by both long and short equity positions. Despite pockets of stressed performance within the portfolio, both stock and sector selection helped its performance, marked by a few notable sources of returns. Basic materials, industrial cyclicals and pharmaceutical-medical technology sectors were the best-performing sectors for the year, while retail, systems hardware and media sectors lagged the most relative to their peers in benchmark. In the fourth quarter, the same three sectors contributed the most to the portfolio’s outperformance, while network technology, telecommunications and media struggled and detracted from the portfolio’s results.
     Looking back on 2010, we at J.P. Morgan believe the market to be equipped with the right fundamentals and a robust cash-rich corporate sector to drive growth. However, a collective of systematic shocks not only frustrated progress towards recovery but also shook any confidence that investors had regained. Given tremendous periods of dislocations in prior years, fear and uncertainty amplified the macroeconomic pressure. We could not dismiss the possibility of outlier events, and thus were positive in outlook but moderate in practice, mostly keeping the portfolio at a modest cyclical exposure tilt. With the valuation spreads of equities and seeing opportunities in larger-capitalization, higher-quality stocks, the tactic was more focused on mitigating the downside and less on capturing volatility as we typically would. It was also important that we were thoughtful about the portfolio’s tracking error due to the level of volatility. As the market started to recognize the ability of the U.S. economy to carry a self-sustaining recovery, we were comfortable about adding to risk and the cyclical tilt.
     Within the basic materials sector, the portfolio’s position in Freeport-McMoRan Copper & Gold, Inc., in particular, contributed to its returns for the year. The portfolio began adding risk to this security back in 2009, which provides commodity exposure to structurally constrained copper, and is paired with shorts in steel producers given steel’s lower demand and easier means of production. The company beat earnings estimates on higher-than-guided production of copper, which rallied over the period. The commodity prices rose due to inventory contraction and volume growth from China. We believe that as the market tightens further, the secular shift in supply and demand continues and Freeport-McMoRan should be well-positioned to
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
benefit from favorable long-term trends. We maintain conviction in the company but have trimmed the position given its tremendous run for the year. The portfolio’s stock selection within industrial cyclicals worked well: an overweight in Honeywell International, Inc., paired with shorts in defense names, helped its returns, particularly in the fourth quarter. The industrial conglomerate posted a strong quarter with better-than-expected earnings growth across most business segments and raised fiscal-year guidance. We like the stock’s attractive valuation and are confident in its expected continued growth and margin improvements. The portfolio has added to this position in anticipation that it will be better positioned for later cycle recovery. Within the network technology sector, the portfolio’s investment in Juniper Networks, Inc. was also a standout performer for the quarter and year. The company reported better-than-expected earnings and saw margin expansion, driven by its robust core business as well as the new technology platform. We continue to like the stock as we expect Juniper’s new products to show potential, and its market position in cloud computing should enable the company to maintain its growth trajectory going forward.
     Alternatively, within the systems hardware sector, an overweight in Hewlett-Packard Co. was by far the biggest detractor from portfolio performance for the year, given Mark Hurd’s departure. The ex-CEO was instrumental to our investment thesis on the company. In addition, a further weakening of the personal computer market as it faces competition from tablet makers fueled concerns over the company’s growth prospects. This is emblematic of expressing our tilt by overweighting technology but through more traditional names that do not have much exposure to new products, platforms or infrastructure, which underperformed. We felt it prudent to trim the position due to potential long-term structural issues. Within the energy sector, the portfolio’s position in EOG Resources, Inc. negatively impacted the portfolio’s performance. As the energy sector participated in the rally, the company experienced execution issues as it transitioned focus from gas to oil development and reported weak production guidance for crude oil. We believe these issues to be a short-term overhang on the company and should not impact fundamentals. We maintain our long-term outlook as EOG is a high-quality company with attractive valuation relative to its peers. Within the technology space, the company that surprised us on the downside, detracting from portfolio performance, was Cisco Systems, Inc., which drove the sector’s underperformance and offset gains from Juniper. The company reported disappointing guidance due to weak orders from the government and Europe. However, we believe the market over-reacted to the concern over government spending cuts, and as the risk of such impact has mostly been priced into the stock, the portfolio’s position was increased in the stock. As of now, we continue to like the company given its historically strong execution capability, in both core and new product lines, as well as its competitive position in the emerging markets.
     Entering the New Year, we continue to support the view of a self-sustaining economic recovery, unchanged from our stance in 2010. The premise of our outlook is predicated on the relative level of market expectations and the return of investor confidence, coupled with still-attractive equity valuations, as we are seeing growing signs of our thesis playing out. A focus on changes in the economic conditions should be more relevant at such depressed levels, even with recent improvements, and as such, there is likely to be upside surprise at this point. We believe the uptick in investor sentiment, though still somewhat skittish, will continue to lift the market as risk aversion subsides. With peaking corporate profits and a strong business spending trend, employment could be in the early stages of turning around and ultimately stimulate the consumer market. In addition, equities still look attractively valued, with their risk premium near historical highs, despite the recent rally, a sell-off in bonds and more bullishness in general. While we are optimistic about our outlook, we remain mindful of a few pressure points in terms of the sovereign debt, emerging market policy risks and U.S. housing.
     Broadly speaking, the portfolio maintains a cyclical exposure tilt, positioned to gain from a market rebound, as we shift to capture more upside potential. We opportunistically pared and added to positions in the portfolio, thoughtfully capitalizing on price moves and reallocating to sector-specific themes. We have conviction in large-capitalization, high-quality stocks with strong balance sheets and compelling bottom-up valuations that are most touched by market recovery and the capital spending cycle. The portfolio is overweight in the technology sector, which can leverage the increase in enterprise spending and, given the paradigm shift to cloud computing and mobility, we have added to securities with exposure to this type of technology. We also like high-beta energy sector names with a tilt towards oil and are underplaying gas stocks. The structural play on emerging versus developed markets also is manifest in our portfolio positioning. While automotive holdings reflect a secular growth theme over a pure cyclical focus given the demand/consumption from emerging markets, media stocks, which are essentially domestically driven, also should benefit from likely positive surprises in the developed markets. Additionally, the portfolio is overweight in the media sector relative to the benchmark due to improving advertising trends and better pricing power. On the other side of our bets, the portfolio is consistently underweight in areas that are less exposed to growth, such as industrial cyclicals (particularly defense names), REITs and utilities, whose valuations still look expensive. The portfolio’s tracking error has risen as the macro overhang continues to subside, allowing bottom-up stock selection to be the primary driver of returns.
Main Street Core Portfolio (managed by OppenheimerFunds, Inc.)
Q. How did the portfolio perform over the year ended December 31, 2010?
A. For the year ended December 31, 2010, the Main Street Core Portfolio returned 16.14%, compared to a 15.06% return for its benchmark, the S&P 500 Index.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. Throughout 2010, we at Oppenheimer continued to employ a research-intensive approach to uncovering opportunities one stock at a time. Our security selection process proved particularly effective in the financials sector, where a number of companies gained value as the 2008 financial crisis receded in memory. For example, bank holding company, CIT Group, Inc. had emerged from bankruptcy in 2009, issuing new shares of stock at an attractive price. We took advantage of this special situation, enabling the portfolio performance to benefit from the stock’s gains as a new management team reduced the company’s liabilities and worked with regulators to gain easier access to capital. In the information technology sector, a number of companies benefited from greater consumer and business spending on productivity-enhancing technologies. The portfolio’s top holding at period end, electronics innovator Apple, Inc., ranked among the portfolio’s top 2010 performers, as the company continued to demonstrate its competitive advantage in the tablet computer and Smartphone categories. The portfolio’s results in the traditionally defensive consumer staples sector were bolstered by tobacco seller Philip Morris International, Inc., which gained market share and benefited from a weakening U.S. dollar. Philip Morris was the portfolio’s second largest holding at the reporting period end. Other strong stock picks during 2010 included automaker Ford Motor Co. which gained market share and boosted profit margins as car sales recovered from previously depressed levels. Among retailers, auto parts supplier AutoZone, Inc. demonstrated superior execution of its business plan as it gained market share and generated the highest profit margins in its category.
     Disappointments during the year undermined returns in the health care sector, where insurer WellPoint, Inc. saw enrollment decline in a weak U.S. labor market and investors grew concerned regarding the impact of health care reform legislation. In the materials sector, agricultural commodities producer Monsanto Co. suffered from intensifying competitive pressures in its seed business, prompting its sale from the portfolio. The portfolio’s returns in the utilities sector were hurt by electricity producer The AES Corp., which declined when investors reacted negatively to an investment in the company by China Investment Corp. In other areas, banking giant, Wells Fargo & Co. encountered industry-wide issues surrounding the mortgage foreclosure process, and food company General Mills, Inc. slumped as investors turned to more economically-sensitive investments.
     As of year-end, our bottom-up process identified a number of opportunities among high-quality companies that lagged during the 2010 market rally but had exhibited strong business fundamentals and attractive valuations. Looking toward 2011, we believe there will be opportunities among non-U.S. companies with sound business models that have demonstrated their ability to prosper in all phases of the economic cycle. In our judgment, such companies are poised for gains in a more selective market environment as the sub-par economic recovery continues.
Mid-Cap Equity Portfolio (managed by Lazard Asset Management LLC)
Q. How did the portfolio perform over the year ended December 31, 2010?
A. For the year ended December 31, 2010, the Mid-Cap Equity Portfolio returned 23.49%, compared to a 25.48% return for its benchmark, the Russell Midcap Index.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The consumer discretionary and industrials sectors, which are generally considered cyclicals, posted the largest gains in the benchmark. Utilities and health care sectors, typically seen as more defensive in nature, posted the lowest returns.
     During the year, the portfolio benefited from stock selection in the materials sector, which contributed to its performance—shares of Cliffs Natural Resources, Inc., a coal and iron ore mining company, increased on the back of strong commodity prices, benefiting portfolio performance. Additionally, Cliffs benefited from a strong balance sheet and attractive free cash flow. Stock selection in the financials sector also helped the portfolio’s returns as shares of Ameriprise Financial, a leading financial planning and services firm, gained as the company integrated its acquisition of Columbia Asset Management and margins increased in all divisions, adding to portfolio performance. We at Lazard believe that while the company’s profitability has improved, it still has the ability to further increase.
     In contrast, stock selection in the health care sector detracted from the portfolio’s performance. Shares of Zimmer Holdings, Inc., one of the leading players in the orthopedic space, fell on softening demand as persistently high unemployment forced those without medical coverage to delay procedures, negatively affecting the portfolio’s performance. However, Zimmer has a strong product portfolio with well-known brands in an industry with high barriers to entry. Stock selection in the consumer staples sector also hurt the portfolio’s performance returns. Ralcorp Holdings, Inc., the largest private label food company in the U.S., lagged other consumer staples names on market worries about input cost inflation and the heavier than expected discounting of branded labels, detracting from the portfolio’s performance returns. However, we believe that Ralcorp Holding’s profitability will improve as the structural growth of the private label industry and pricing trends continue to improve.
     Our strategy is to identify undervalued securities using traditional measures of value, including, but not limited to, low price to earnings ratio, high levels of free cash flow, high dividend yield, unrecognized assets, potential for management change and the potential to improve profitability. Our global investment specialists apply both quantitative and qualitative analysis to securities selection and focus on individual stock selection rather than on forecasting stock market trends. As uncertainty regarding the outlook has decreased through 2010, and as investors have begun to re-engage riskier assets such as equities, we see hope for continued good news. We believe the combination of improved visibility, fiscal stimulus, and monetary stimulus is likely to lead to meaningful economic growth in the U.S. in 2011, with potential for strength to be sustained into 2012. While we see strength in aggregate indicators, we expect substantial differentiation in performance among and within asset classes and different sectors.
Mid-Cap Growth Portfolio (managed by Morgan Stanley Investment Management Inc.)
Q. How did the portfolio perform over the year ended December 31, 2010?
A. For the year ended December 31, 2010, the Mid-Cap Growth Portfolio returned 33.32%, compared to a 26.38% return for its benchmark, the Russell Midcap Growth Index.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. Stock selection in the technology sector had by far the largest positive effect on the portfolio’s relative performance. Within the sector, the computer services software and systems industry was the most additive to the portfolio’s performance results. Both stock selection and an overweight position in the consumer discretionary sector were advantageous to relative portfolio performance, led by the hotel/motel industry. The utilities sector also contributed positively to the portfolio’s performance, due to both stock selection and an underweight position in the sector. Specifically, the telecommunications industry was a notable performer within the sector. However, relative portfolio performance was hampered by the energy sector, which was by far the largest detractor from the portfolio’s performance, and the portfolio’s exposure to natural gas producers was the primary cause of its underperformance relative to the benchmark. Both stock selection and an overweight position in the financial services sector dampened the portfolio’s relative performance, with particularly weak results from the financial data and systems industry. The portfolio’s relative returns were also negatively impacted by stock selection in producer durables, although an overweight position in the sector was slightly beneficial to the portfolio’s performance. Within the sector, the commercial services industry was the most disadvantageous to the portfolio and detracted from its performance.
     During the reporting period, the Morgan Stanley team emphasized high-quality companies with sustainable competitive advantages which led to positive results versus broad market and peer averages. Throughout the year, concerns about the U.S. economy and the financial conditions of several debt-ridden European nations intensified worries about the global economy’s recovery and led to increased volatility in the marketplace. We were confident in the long-term prospects of the positions we held in the portfolio, given these companies’ attractive valuations and strong balance sheets. Our focus on free cash flow yield and rising return on capital led us to invest in high-quality names which outperformed despite the volatility in the market place. Going forward, we maintain our three- to five-year outlook and continue seeking to capitalize on compelling opportunities to upgrade the portfolio.
Mid-Cap Value Portfolio (managed by BlackRock Capital Management, Inc)
Q. How did the portfolio perform over the year ended December 31, 2010?
A. For the year ended December 31, 2010, the Mid-Cap Value Portfolio returned 21.20%, compared to a 24.75% return for its benchmark, the Russell Midcap Value Index.
See explanation of symbol and benchmark definitions on A-39 and A-40

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The investment approach for the portfolio is driven by bottom up stock selection. Investment decisions are based on fundamental research designed to identify stocks of mid-capitalization companies facing temporary challenges or under-earning their potential, but with opportunities for improvement. The portfolio is diversified by sector and security and maintains a mid-capitalization value style consistent with that of the benchmark. In a challenging market environment in 2010, the portfolio generated solid absolute returns, but underperformed the benchmark. Strong stock selection within the consumer discretionary, materials and industrials sectors benefited the portfolio’s relative performance results. In the consumer discretionary sector, increasing signs of economic recovery and improving consumer spending trends helped propel stock prices. Against this backdrop, a moderate overweight and favorable stock selection among retailers added value to the portfolio’s overall returns. Notable contributors to the portfolio’s performance included Limited Brands, Inc. and Abercrombie & Fitch Co., as well as department store chains Saks Incorporated and Macy’s, Inc. Elsewhere in the sector, auto parts manufacturer Dana Holding Corp. also added value to the portfolio’s returns on improving car sales and rising demand for trucks and other heavy vehicles. Other notable contributors to the portfolio’s performance included Cablevision Systems Corp. and advertising firm, The Interpublic Group of Cos., Inc. The portfolio’s outperformance in the materials sector relative to the benchmark was largely due to strength in the metals & mining area. Coal miner, Walter Energy, Inc. and specialty metals and engineered products maker, Carpenter Technology Corp. were key contributors to portfolio performance. Pactiv Corp. was another notable performer in the sector as shares of the maker of Hefty products jumped on news the company would be acquired, benefiting portfolio performance. In the diversified industrials sector, positions in rental car company, Hertz Global Holdings, Inc., and rail shipper, Union Pacific Railroad Co., were strong contributors to the portfolio’s performance. Stock selection within the aerospace & defense and building products industries also boosted the portfolio’s relative performance results.
     The financials and energy sectors were both sources of the portfolio’s underperformance during the year. In the financials sector, stock selection among banks and financial services firms added value to the portfolio’s performance returns. However, these gains were overshadowed by weakness within the real estate investment trust (REIT), insurance and thrift & mortgage finance areas. REITs outperformed the broader market as investors flocked toward the highest yielding securities. Accordingly, the portfolio’s underweight position to REITs weighed on its performance return compared to the benchmark. Poor stock selection compounded the portfolio’s performance shortfall. Notable detractors from portfolio performance included data center operator, Dupont Fabros Technology, Inc. and Mack-Cali Realty Corp. In insurance, The Hanover Insurance Group, Inc., HCC Insurance Holdings, Inc. and Genworth Financial, Inc. were the primary laggards. Among thrifts, People’s United Financial, Inc. and Washington Federal, Inc. had the most significant negative impact on the portfolio’s performance. In the energy sector, stock prices rallied sharply in the second half of the year, buoyed by significant gains in crude oil prices, and although the portfolio’s energy holdings produced solid double-digit gains, they underperformed their benchmark counterparts, negatively impacting the portfolio’s performance. The performance discrepancy stemmed primarily from the portfolio’s bias toward natural gas producers. Unlike crude oil, natural gas prices were pressured during the year on supply concerns. Weakening natural gas prices, in turn, weighed heavily on stocks of natural gas exploration & production companies. Within the portfolio, Petrohawk Energy Corp., SandRidge Energy, Inc. and Plains Exploration & Production Co. stumbled, detracting from the portfolio’s performance in the sector.
     At the end of the year, the most notable positioning relative to the benchmark included moderate overweights in the technology, materials and industrials sectors, and underweights in energy, telecommunication services and financials. As we at BlackRock Capital look ahead, we are encouraged by the economic outlook and believe the overall environment will be favorable for stock prices. We believe that merger and acquisition activity will continue to be a key theme this year, providing an additional catalyst for stocks of small- and mid-capitalization companies. In addition, we expect our bottom up approach to stock selection will benefit the portfolio as stocks become less correlated and stock selection re-emerges as the key driver of performance in 2011.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Small-Cap Equity Portfolio (co-managed by BlackRock Investment Management, LLC and Franklin Advisory Services, LLC)
Q. How did the portfolio perform over the year ended December 31, 2010?
A. For the year ended December 31, 2010, the Small-Cap Equity Portfolio returned 20.11%, compared to a 24.50% return for its benchmark, the Russell 2000 Value Index.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. Blackrock and Franklin both assumed management of the portfolio on May 1, 2010. The following discussions are from each of the co-portfolio managers, BlackRock and Franklin, respectively.
BlackRock
     The portfolio invests in small-capitalization securities that are included in its benchmark, the Russell 2000 Value Index or have economic characteristics similar to the securities included in the benchmark. All sectors contributed positive returns over the reporting period. The materials sector was the strongest contributor over the reporting period, followed by the industrials sector and the consumer discretionary sector. The telecommunication services sector, while positive, contributed the least to the portfolio’s performance, followed by consumer staples and the utilities sector. Over the reporting period, Glimcher Realty Trust (financials sector) was the top performer while First BanCorp, Inc. (financials sector) was the top detractor.
Franklin
     The portfolio seeks to invest in small-capitalization companies that we believe are selling below their underlying value. The manager’s strategy is to buy and hold a portfolio of fundamentally sound companies for five years or more on average. We purchase securities at what we consider attractive prices, often when they are out of favor with other investors. We select securities without regard to benchmark comparisons, and we aim for long-term results.
     The portfolio’s major contributors to its performance during the reporting period included materials sector positions Westlake Chemical Corp. and Gerdau S.A. Several consumer discretionary sector holdings such as Group 1 Automotive, Inc., Autoliv, Inc. and Gentex Corp. also helped the portfolio’s performance results. Gardner Denver, Inc., Nordson Corp. and Genesee & Wyoming, Inc. in the industrials sector boosted the portfolio’s performance, as did energy sector holding Oil States International, Inc. and financials sector holding Erie Indemnity Co.
     Significant detractors from the portfolio’s performance included Brown Shoe Co., La-Z-Boy, Inc. and M.D.C. Holdings, Inc. in the consumer discretionary sector. Energy sector holdings Overseas Shipholding Group, Inc. and Helix Energy Solutions Group, Inc. also hindered the portfolio’s performance results, as did Granite Construction, Inc. and Universal Forest Products, Inc. in the industrials sector. Other detractors from portfolio performance included positions in Benchmark Electronics, Inc. in the information technology sector and American National Insurance Co. in the financials sector.
Small-Cap Growth Portfolio (managed by Fred Alger Management, Inc.)
Q. How did the portfolio perform over the year ended December 31, 2010?
A. For the year ended December 31, 2010, the Small-Cap Growth Portfolio returned 26.01%, compared to a 29.09% return for its benchmark, the Russell 2000 Growth Index.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. During the past year, we at Alger have maintained a consistent investment philosophy and process: a research intensive, bottom-up, fundamental approach focused on discovering the fastest growing companies undergoing positive dynamic change.
     During the year, the largest portfolio weightings in the portfolio were in the information technology and health care sectors. The portfolio’s largest sector overweight for the reporting period relative to the benchmark was the industrials sector, while the portfolio’s largest sector underweight relative to the benchmark was in the information technology sector. The sectors that were the most significant contributors to the portfolio’s performance for the reporting period were the telecommunication services and energy sectors, while the sectors that most detracted from the portfolio’s performance included health care and financials. Among the most important absolute contributors to the performance of the portfolio were Finisar Corp., OpenTable, Inc., Riverbed Technology, Inc., Ann Taylor Stores Corp. and LogMeIn, Inc. Conversely, detracting from overall results were InterMune, Inc., Sykes Enterprises, Inc., Select Medical Holdings Corp., Brocade Communications Systems, Inc. and Monolithic Power Systems, Inc.
Small-Cap Index Portfolio (managed by BlackRock Investment Management, LLC)
Q. How did the portfolio perform over the year ended December 31, 2010?
A. For the year ended December 31, 2010, the Small-Cap Index Portfolio returned 26.42%, compared to a 26.85% return for its benchmark, the Russell 2000 Index. The portfolio seeks to replicate as closely as possible, before expenses, the total return of its benchmark.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The portfolio, in accordance with BlackRock’s passive investment strategy, was positioned to match the risk characteristics of the Russell 2000 Index throughout the reporting period. The small-capitalization Russell 2000 Index climbed for the year.
     During the period, U.S. small-capitalization growth stocks, as measured by the Russell 2000 Growth Index, outperformed value stocks, as measured by the Russell 2000 Value Index. All sectors contributed double-digit returns over the period. The information technology and materials sectors were the strongest contributors over the reporting period, followed by the energy sector. The telecommunication services, while positive, contributed the least, followed by utilities and health care sectors. Over the period, Acme Packet, Inc. (information technology sector) was the top performer with large total returns, while First BanCorp, Inc. (financials sector) was the top detractor.
Small-Cap Value Portfolio (managed by NFJ Investment Group LLC)
Q. How did the portfolio perform over the year ended December 31, 2010?
A. For the year ended December 31, 2010, the Small-Cap Value Portfolio returned 25.34%, compared to a 24.50% return for its benchmark, the Russell 2000 Value Index.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques and particular sectors or securities.
A. In the energy sector, the portfolio’s holdings in companies engaged in the exploration, production, and refining of oil and gas from onshore reserves contributed significantly to the portfolio’s outperformance relative to the benchmark. With fuel prices rising and offshore oil companies struggling under restrictive regulation due to the Gulf oil spill, the market environment benefited the producers working land-based reserves in Kansas, Oklahoma, Texas, New Mexico, and California, positively impacting the portfolio.
     The underweighting of the financials sector was the portfolio’s single largest active position for the reporting period and resulted in a significant contribution to the portfolio’s outperformance. While financials stocks, on average, registered gains, the sector underperformed the broad advance of the benchmark. However, the portfolio’s positions in shares of select financial advisory and insurance companies also contributed to its outperformance over the benchmark.
     Consumer staples stocks underperformed the small-capitalization value stock universe for the year. However, portfolio holdings in the consumer staples sector delivered impressive gains to the portfolio’s performance. The traditionally defensive sector (sectors that are less sensitive to economic cycles and tend to outperform during down markets) lost considerable appeal during the year among investors who saw improving economic growth creating better prospects for gains elsewhere. In this environment, portfolio positions in agricultural production, food retailing, and soft drinks production handily outpaced the market, benefiting the portfolio’s performance returns relative to the benchmark.
     In the consumer discretionary sector, strong holiday sales contributed to a fourth quarter rally in the shares of resorts, retailers, and select specialty apparel companies. In this environment, however, the portfolio’s holdings in select consumer electronics and footwear companies underperformed, detracting from its performance. Consumer spending accounts for two-thirds of the economy, but in recent quarters, sluggish employment growth, continued weakness in housing, and high levels of personal debt caused consumers to delay spending in order to deleverage. On a stock-by-stock level, this trend translated into weak fundamentals and, as a result, contributed to the portfolio’s slight underweight position in the sector relative to the benchmark, hurting portfolio performance. In the information technology sector, the portfolio’s holdings delivered double-digit returns, on average, but underperformed a robust rally that favored select makers of software, semiconductors, and electronic equipment over the portfolio’s holdings in companies engaged in contract electronics manufacturing and secure transaction systems, hurting its overall performance.
     We at NFJ focus on investing in undervalued companies relative to the market across a broad range of industry groups. We normally invest significantly in securities of companies that the portfolio managers expect will generate income (for example, by paying dividends).
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Health Sciences Portfolio (managed by Jennison Associates LLC)
Q. How did the portfolio perform over the year ended December 31, 2010?
A. For the year ended December 31, 2010, the Health Sciences Portfolio returned 23.34%, compared to a 16.38% return for its benchmark, the S&P Composite 1500 Index and a 5.20% return for the S&P Composite 1500 Health Care Index.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The portfolio’s outperformance of the broad-based benchmark was particularly noteworthy, as the health care sector was the broad-based benchmark’s worst-performing sector during the period, in part due to market uncertainty about U.S. health care reform legislation and its repercussions. Two other factors also contributed to the sector’s underperformance versus the broad-based benchmark — drug price cuts in Europe in the spring, as economic austerity measures were implemented, and a rotation into more economically sensitive stocks toward the end of the year, as the Fed began a second round of quantitative easing designed to stimulate economic growth.
     Despite these headwinds, every sector in the S&P Healthcare Index gained ground over the year, with life sciences tools and services, health care technology, and health care providers and services posting double-digit gains. Advances in pharmaceuticals, health care equipment and supplies, and biotechnology were relatively muted. Portfolio holdings in life sciences tools and services, biotechnology, pharmaceuticals, and health care providers and services rose more than 20%, while health care equipment and supplies positions declined.
     The portfolio is built from the bottom up, with stocks selected one at a time, based on the fundamentals of individual companies. Biotechnology sector holdings Incyte Corp., Alexion Pharmaceuticals, Inc., BioMarin Pharmaceutical, Inc., and Ariad Pharmaceuticals, Inc. were key contributors to the portfolio’s strong performance returns. Incyte rose on optimism about forthcoming pivotal clinical trial data for its novel treatment for myelofibrosis, a serious condition that can lead to bone marrow failure, splenic enlargement, and debilitating constitutional symptoms. Alexion’s lead product, Soliris, treats a rare, genetic, and potentially life-threatening blood disorder known as paroxysmal nocturnal hemoglobinuria. BioMarin’s product pipeline includes a promising treatment for Morquio A syndrome, an enzyme-deficiency disorder designated an “orphan disease” by the Food and Drug Administration (FDA); orphan status grants exclusive marketing rights for seven years to drugs that treat rare diseases. Ariad’s chief drug candidate, Ridaforolimus, is a potent inhibitor of the protein mTOR, a master switch in cancer cells. Ridaforolimus could eventually treat a range of tumor types.
     Significant contributors to the portfolio’s performance returns in the pharmaceuticals sector included Salix Pharmaceuticals Ltd., Ardea Biosciences, Inc., and Impax Laboratories, Inc. Salix climbed on the launch and strong sales of Xifaxan, its treatment for hepatic encephalopathy, a serious disorder caused by chronic liver failure. Impax’s emerging generic drug franchise focuses on products with competitive barriers due to complex drug delivery and formulation characteristics or high regulatory or legal challenges. Its lead product, Adderall XR, treats attention deficit hyperactivity disorder. Ardea has prioritized development of a treatment for gout. We at Jennison believe this program has the potential to revolutionize gout therapy, a large but untapped market ripe for pharmaceutical development. Amerigroup Corp. was a contributor of note to the portfolio’s performance in health care providers and services. The company focuses on serving people who receive health care through publicly sponsored programs, such as Medicaid. The manager views the growth potential of Medicaid managed care favorably, both organically and from health care reform. In the life sciences tools and services sector, Illumina, Inc. rose on solid sales and earnings, benefiting the portfolio’s performance. It develops and markets genotyping, next-generation sequencing, and gene-expression tools that allow researchers to determine which genetic combinations are associated with particular diseases, enabling faster diagnoses, better drugs, and individualized treatments.
     Key detractors from the portfolio’s performance returns included biotechnology holding, Allos Therapeutics, Inc., which fell on disappointingly weak sales of Folotyn, a treatment for patients with relapsed or refractory peripheral T-cell lymphoma (PTCL). Folotyn is the first drug approved by the FDA for PTCL, a biologically diverse group of aggressive blood cancers that has a poor prognosis. In the pharmaceuticals sector, ARYx Therapeutics, Inc. detracted from the portfolio’s performance due to its difficulty in finding a licensing partner for budiodarone, its oral anti-arrhythmic agent for the
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
treatment of atrial fibrillation, the most common form of abnormal heart rhythm. Vivus, Inc. fell after an FDA panel declined to recommend approval of Qnexa, its diet drug candidate. Thoratec was a notable detractor from the portfolio’s return in the health care equipment and supplies sector. Thoratec makes ventricular assist devices for patients suffering late-stage heart failure, including those awaiting a heart transplant. Thoratec Corp. shares fell on the competitive threat posed by HeartWare International, Inc., another portfolio holding, which reported positive clinical data for its own implantable heart pump. In the health care providers and services sector, Medco Health Solutions, Inc., the country’s largest pharmacy-benefits management company, reported solid financial results, but the company warned of price competition and indicated that generic launches would likely contribute less to earnings in 2011 than in 2010. This hurt the company’s stock price, detracting from the portfolio’s performance. During the period, the portfolio’s positions in Vivus, Thoratec, and Medco Health Solutions were sold.
     As always, the manager strives to construct a well-diversified portfolio that draws on rigorous research and bottom-up stock selection. In all areas, the manager looks for companies benefiting from new product approvals, significant mergers and partnerships, or the global economic environment.
Real Estate Portfolio (managed by Morgan Stanley Investment Management Inc.)
Q. How did the portfolio perform over the year ended December 31, 2010?
A. For the year ended December 31, 2010, the Real Estate Portfolio returned 30.54%, compared to a 27.96% return for its benchmark, the FTSE NAREIT Equity REITs Index.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. Bottom-up stock selection and top-down sector allocation both contributed to the portfolio’s performance relative to the benchmark. Stock selection was especially strong in the office, hotel, apartment and diversified sectors; this gain was partially offset by the impact of stock selection in the shopping center and mall sectors, detracting from relative performance. From a top-down perspective, the portfolio benefited from the overweight to the hotel and apartment sectors and the underweight to the industrial sector. Cash held in the portfolio detracted from relative performance.
     We, the portfolio’s management team at Morgan Stanley, have maintained our core investment philosophy as a real estate value investor. This results in the ownership of stocks whose share prices provide real estate exposure at the best valuation relative to their underlying asset values. We continue to focus on relative implied valuations as a key metric. Our company specific research leads to an overweighting in the portfolio to a group of companies that are focused in the ownership of apartment properties and upscale urban hotels and an underweighting to companies concentrated in the ownership of industrial, suburban office and health care assets.
     Based on a downward adjustment to asset values from peak levels, the REIT market ended the period at a premium. We believe that views on valuations in the REIT sector remain mixed. Advocates point to a continued improvement in asset values, particularly among higher-quality assets with a more secure income stream, as well as in credit markets, and the favorable benefits of REITs having unique access to capital at very attractive rates. In addition, while current valuations may be ahead of consensus Net Asset Values (NAVs), it is notable that they are very comparable to the prices being paid in limited recent transactions. However, the case for the attractiveness of REITs relative to investment grade bonds has been weakened due to the combination of declining capitalization rates and higher bond yields, plus an outlook for lackluster operating cash flow growth. The bears continue to be worried that share prices have run ahead of themselves due to a potential disappointment from a slower-than-expected recovery in asset values driven by a weaker-than-expected recovery in operating fundamentals (as a result of disappointing economic and job growth) and/or the overhang from the high degree of troubled mortgages that require significant equity capital.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Technology Portfolio (managed by Columbia Management Investment Advisers, LLC)
Q. How did the portfolio perform over the year ended December 31, 2010?
A. For the year ended December 31, 2010, the Technology Portfolio returned 21.50%, compared to a 15.06% return for the S&P 500 Index and a 18.78% return for the Merrill Lynch 100 Technology Index.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. Columbia Management Investment Advisers, LLC (formerly Columbia Management Advisors, LLC) assumed management of the portfolio on May 1, 2010. Contributing to the portfolio’s performance during the reporting period were holdings in the software, semiconductor and communications equipment industries while select holdings in the Information Technology (IT) services, and computers & peripherals industries were areas that held back relative performance of the portfolio. The portfolio’s longstanding overweight position in the software industry benefited its performance, not only from a positioning standpoint but also from strong security selection. Check Point Software Technology Ltd. performed well and benefited the portfolio’s performance as the company enhanced its product offering of security and monitoring solutions for retailer’s merchandise. The value proposition of their product offering is highlighted when consumer spending begins to rebound from depressed levels. We at Columbia Management Investment Advisers continue to feel comfortable with the overweight position relative to the benchmark in the security software industry as high recurring revenue associated with license renewals make select stocks in this industry very appealing. The constant threat corporations face to proprietary and client information from theft or virus attack ensures that spending on these services is relatively immune from corporate budget cuts. Also contributing to the portfolio’s performance within the software industry was a holding in BMC Software, Inc., a provider of enterprise systems management solutions. The company enjoyed the tailwinds such as industry momentum around cloud computing, the growing strength of “enterprise systems management” (ESM), and the formation of key strategic partnerships during the period.
     The portfolio’s semiconductor equipment exposure contributed to its performance during the reporting period as holdings in chip equipment companies, KLA-Tencor Corp. and Novellus Systems, Inc. benefited from semiconductor spending and fundamentals stabilizing. The sell-through of PC, smart phones and other electronic goods has remained fairly healthy giving hope for the semiconductor sectors’ future prospects. Within the communications equipment industry, the portfolio’s relative underweight position, particularly in networking giant Cisco Systems, Inc. which missed sales forecasts two times during the period, helped the portfolio’s relative performance. Electronics distributor Avnet, Inc. contributed to the portfolio’s performance within the electronics instrument industry after returning to profitability and presenting a positive outlook driven by organic growth and the company’s plans to allocate capital to strategic marketing and acquisition (M&A) initiatives.
     Select holdings in the Internet software & services industry detracted from relative performance during the period. A position in Open Text Corp., a company that specializes in enterprise content management software which helps organizations manage electronic communications across an entire workforce, lagged the benchmark return. Towards the end of the year, the company missed consensus earnings figures due to a decline in license revenues. The company’s value proposition in the current regulatory environment, as well as future strategic partnership opportunities, continue to make the company an interesting investment opportunity. A relative underweight and stock selection within the IT services industry detracted from performance during the seven month period. A portfolio holding in Amdocs Ltd., a “customer relationship management” (CRM) billing and order management systems to the telecommunications industry, hurt performance as it missed earnings estimates and was sold off by the market. Despite strong stock selection within the computers and peripherals industry, a relative underweight to Apple, Inc., which comprises close to a large weighting in the benchmark, offset the other strong stock picking in this industry. The portfolio’s investment and risk management processes prevents holding a position of this size despite Apple’s positive fundamentals.
     Investor risk aversion continues to subside as more money shifted from money markets and fixed income instruments and began gradually flowing into riskier assets such as equities during the period. This trend will hopefully continue as economic reports continue to show a number of positive
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
indications that the global economy is slowly recovering in areas such as retail spending, employment and corporate profits. This environment should bode well for the technology sector, where growth prospects and valuations remain attractive. We expect that stock picking will be rewarded in the coming year as the market differentiates between companies with compelling business models and sustainable growth rates, and those companies whose fundamentals are flat or deteriorating. Our experienced team and disciplined investment style of deep fundamental analysis of both industries and individual companies should provide us with a competitive advantage. Corporate profitability remains strong and should continue to be a key driver to technology spending as companies seek to differentiate themselves and maximize efficiencies. Our focus remains on software over hardware where the capital outlay is less expensive and productivity gains can be seen immediately. Recent tax cut extensions should also benefit technology spending on the consumer side with areas of strength continuing to be seen in tablets and smart phones. We expect areas of weakness to be in government pure plays as government spending is predicted to see a dramatic drop as the new Congress focuses their attention on deficit reduction measures.
Emerging Markets Portfolio (managed by OppenheimerFunds, Inc.)
Q. How did the portfolio perform over the year ended December 31, 2010?
A. For the year ended December 31, 2010, the Emerging Markets Portfolio returned 27.02%, compared to a 18.88% return for its benchmark, the MSCI Emerging Markets Index.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. At the end of the reporting period, relative to the benchmark, the portfolio’s largest overweight sectors were in consumer staples and information technology. These sectors were also among the largest contributors to the portfolio’s outperformance of the benchmark during the reporting period. The portfolio also received strong relative performance results from its exposure to the financials sector. Within the consumer staples sector, the major contributors to the portfolio’s relative performance were Russian retailer, Magnit O.J.S.C., and Chilean retailer, Cencosud S.A. In the information technology sector, Indian business software and outsourcing giant, Infosys Technologies Ltd., was again a major positive contributor to the portfolio’s performance, as were Baidu, Inc. in China, which gained market share in part due to Google, Inc.’s difficulties in China, and High Tech Computer Corp. (HTC) in Taiwan, which manufactures the Android phone. In the financials sector, HDFC Bank Ltd. was the top performing security for the Fund. The portfolio’s weighting in the energy sector was increased over the course of the reporting period and this was also a positive to the portfolio’s performance, as it substantially outperformed the benchmark in terms of stock selection, in part due to the solid performance of Russian gas producer NovaTek O.A.O. On a country basis, India was the top performer for the Fund this reporting period, followed by Russia and China. In terms of detractors, the main culprits were Korea, South Africa, and Malaysia.
     There were only three material detractors in terms of sectors over the reporting period, which were consumer discretionary, industrials and materials. Top detractors from portfolio performance within the consumer discretionary sector, included the portfolio’s overweight positions in B2W — Cia. Global do Varejo, which is a Brazil-based retail company operating through various distribution channels (television, catalogs, kiosks and the Internet) and Megastudy Co. Ltd., a Korean-based company that offers online and off-line educational programs to high school students. In terms of the industrials sector, the portfolio underperformed relative to the benchmark as a result of an underweight position to this strong performing sector of the benchmark. The portfolio also underperformed the industrials sector in terms of stock selection, particularly in the machinery sub-sector. In the materials sector, the portfolios underweight position resulted in the underperformance of the portfolio relative to the benchmark.
     At the end of the year, the portfolio had overweight positions to the consumer staples, information technology, consumer discretionary, health care and telecommunication services sectors, and underweight positions to the financials, materials, industrials and energy sectors. The portfolio did not hold any securities within the utilities sector. On a country basis, the portfolio had its largest overweight positions to the U.K., Mexico, India, and Hong Kong, and its greatest underweight positions to Korea, China and Taiwan.
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     Despite ever-shifting markets, Oppenheimer’s approach to investing in developing markets remains consistent. While prices change, our investment philosophy does not. We are long-term investors in structural growth companies with durable competitive advantage, and we are only interested in these sorts of companies when we deem prices on offer are attractive. This approach lends itself to exclusion of significant swathes of market capitalization. We strive to be investors in what we consider remarkable companies, not geographies. We want to be participants in franchises with long-tailed growth options and great opportunities to achieve economies of scale.
     Over our long-term time horizon, which we define as the next three to five years, we are unequivocally enthusiastic about the outlook for emerging market equities and the portfolio. At the end of the reporting period, the outlook for growth in output in the developing world is excellent. There has been a complete transformation in many developing economies over the last ten or twenty years towards progressive economic liberalization and sustainable growth. In many of the most important economies in the developing world, independent central banks and low financial leverage, combined with flexible currencies, have provided the potential for both higher structural growth and lower cyclical volatility. The credit crisis had little direct impact in developing nations, clearly demonstrating the prudence of their monetary authorities and financial institutions in dealing with the crisis as well as the strong savings culture that is prevalent in many of those developing nations.
     In addition to being confident over the long-term, at year’s end, we are more optimistic in regard to the short-term prospects for emerging markets. Crucial to this success is the economic performance of China, whose economy, in our opinion, has stabilized after the tightening seen in the first half. Valuations across emerging market geographies are in many cases looking less stretched than they were at the start of the year.
International Large-Cap Portfolio (managed by MFS Investment Management)
Q. How did the portfolio perform over the year ended December 31, 2010?
A. For the year ended December 31, 2010, the International Large-Cap Portfolio returned 10.38%, compared to a 7.75% return for its benchmark, the MSCI EAFE Index.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. Stock selection and an overweight position in the retail sector were the primary drivers of portfolio performance relative to the benchmark. A key factor in positive relative results within this sector was the portfolio’s overweight position in the strong-performing luxury goods companies, LVMH Moët Hennessy Louis Vuitton S.A., (France), Compagnie Financière Richemont S.A. (Switzerland), and Burberry Group P.L.C. (United Kingdom). Stock selection and an underweight position in the financials sector was another positive factor for the portfolio’s relative performance as this sector significantly underperformed the benchmark over the reporting period. Shares of Swiss private bank, Julius Baer Group Ltd., which turned in strong performance for the period, were among the portfolio’s top relative contributors to performance. Additionally, stock selection in the industrials sector also boosted the portfolio’s relative returns. Within this sector, the portfolio’s overweight positions in shares of French electrical equipment maker, Schneider Electric S.A. and in industrial robotics and automation manufacturer FANUC Corp. (Japan) contributed to its relative results. Elsewhere, the portfolio’s greater relative weightings in industrial gas supplier, Linde A.G. (Germany), and Swiss flavors and fragrances company, Givaudan S.A., contributed to its relative performance as both stocks outperformed the broad market. Holdings of technology consulting firm, Infosys Technologies Ltd. (India), and the avoidance of weak-performing integrated oil company, BP P.L.C. (United Kingdom), also benefited the portfolio’s performance.
     Stock selection in the health care sector detracted from the portfolio’s relative performance. The portfolio’s overweight positions in pharmaceutical companies, Roche Holding Ltd. (Switzerland) and Bayer A.G. (Germany) were among the portfolio’s top relative detractors to its performance. Elsewhere, the portfolio’s overweight positions in weak performing oil and gas exploration company, INPEX Holdings, Inc. (Japan); French insurance giant, AXA S.A.; Japanese optical glass maker, HOYA Corp.; personal care products company, Beiersdorf A.G. (Germany); and stock exchange Deutsche Böerse A.G. (Germany) held back the portfolio’s relative performance. The portfolio’s holdings of Hong Kong-headquartered retailer, Esprit
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Holdings Ltd., French energy and environmental services giant, GDF Suez S.A., and postal system operator, TNT N.V. (Netherlands) also hindered the portfolio’s relative returns. Also during the reporting period, the portfolio’s currency exposure detracted from its relative performance.
     We at MFS use a bottom up investment style, involving the research of the fundamentals of each individual opportunity and analyzing certain aspects of a company such as earnings, cash flows, growth potential and management abilities. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.
International Small-Cap Portfolio (managed by Batterymarch Financial Management, Inc.)
Q. How did the portfolio perform over the year ended December 31, 2010?
A. For the year ended December 31, 2010, the International Small-Cap Portfolio returned 24.86%, compared to a 21.96% return for its benchmark, the S&P Developed Ex-U.S. SmallCap Index.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. We at Batterymarch maintain a well-diversified, style neutral portfolio with modest region and sector allocations versus the benchmark through the combination of portfolio construction rules and sector ranks. The portfolio continues to invest in excess of 100 companies and generally expects to invest a significant amount of its assets in about the same number of non-U.S. countries as the benchmark. As the rally broadened out at the end of 2009, our stock selection results and performance improved substantially. This continued through 2010.
     Stock selection in continental Europe was the leading contributor to the portfolio’s relative return for the reporting period, especially in the industrials sector. An overweight position to German auto parts stock, Bertrandt A.G. in that sector was the leading contributor at the security level, with a return of over 150% for the period held as a result of strong growth and increasing revenues. The portfolio’s stock selection was also strong, benefiting its performance, in the European consumer discretionary, materials and information technology sectors. Stock selection in the U.K. was also a contributor to the portfolio’s relative performance, led by the industrials sector. An overweight position to IMI P.L.C. was the primary contributor to portfolio performance in that sector, with its improving margins, acquisition of a complementary firm, Zimmermann & Jansen, Inc., and analysts’ upgrades.
     Stock selection in Japan was mixed at the sector level relative to the benchmark but was strong in the materials sector. The primary contributor to the portfolio in that sector was its holding in specialty chemical company, Zeon Corp., where strong results were driven by improving demand for its synthetic rubber and optical film products. While the impact of region and sector allocation was essentially neutral, an underweight position to continental European banks contributed to the portfolio’s performance, given that sector’s negative return in an environment dominated by the debt crisis. Stock selection in the commodity sensitive region of Australia, New Zealand & Canada was the primary detractor from the portfolio’s relative return for the reporting period, led by an overweight position to Downer EDI Ltd., an Australian engineering and construction firm that had a write-down of cost overruns on a rail project. Not owning Red Back Mining, Inc., which merged with Kinross Gold Corp. in the third quarter and had a benchmark return of 137% for the reporting period, also detracted from portfolio performance. From an allocation perspective, this region’s underweight, negatively impacted performance given its outperformance relative to the benchmark. Stock selection in the industrials sector of Japan weighed down on the portfolio, although we saw stock selection in Japan improve overall as the year progressed. An overweight position to Edion Corp. in that sector was the primary detractor to the portfolio’s performance. Stock selection also detracted from the portfolio’s performance results in Japanese-Financials ex-Banks, where overweight exposures to real estate related firms such as RISA Partners, Inc. and Kenedix, Inc. hurt performance.
International Value Portfolio (managed by AllianceBernstein L.P.)
Q. How did the portfolio perform over the year ended December 31, 2010?
A. For the year ended December 31, 2010, the International Value Portfolio returned 2.59%, compared to a 7.75% return for its benchmark, the MSCI EAFE Index.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The portfolio seeks long-term growth of capital and invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries. The portfolio invests in companies that we at AllianceBernstein determine to be undervalued, using a fundamental value approach. In selecting securities for the portfolio, we use our fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.
     The portfolio performance was weakest in the second quarter of the reporting period, when anxiety was especially high. Several European holdings of the financial services sector suffered from sovereign debt concerns, including UniCredit S.P.A. and Societe Generale (the Italian and French banking groups), which detracted from the portfolio’s performance. The portfolio held Sharp, also weighing on its returns. Sharp Corp., which competes with Korean companies, was adversely affected by the appreciation of the yen versus the won and weaker LCD pricing.
     Portfolio holdings in several sectors benefited from signs of improving demand that is likely to continue as the global economic recovery progresses. In the automobile sector, BMW A.G. outperformed its peers as demand recovered and as the company introduced new models, helping it gain market share and benefiting portfolio performance. Industrial commodity stocks, such as Xstrata P.L.C. and Rio Tinto Ltd., benefited the portfolio’s performance due to their strong price surge in the commodity sector, driven by the Fed’s new QE2 initiative and the resulting U.S. dollar weakness.
American Funds Asset Allocation Portfolio (Capital Research and Management Company manages the Master Asset Allocation Fund)
Q. How did the portfolio perform over the year ended December 31, 2010?
A. For the year ended December 31, 2010, the American Funds Asset Allocation Portfolio returned 12.04%, compared to a 15.06% and 6.54% return for its benchmarks, the S&P 500 Index and Barclays Capital U.S. Aggregate Bond Index, respectively. The American Funds Asset Allocation Portfolio (Feeder Asset Allocation Portfolio) invests all of its assets in Class 1 shares of the Asset Allocation Fund, a series of the American Funds Insurance Series®, a registered open-end investment company (Master Asset Allocation Fund). The Master Asset Allocation Fund returned 12.75% for the same period. The performance for the Feeder Asset Allocation Portfolio was lower than the Master Asset Allocation Fund due to expenses incurred by the Feeder Asset Allocation Portfolio.
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PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The discussion that follows relates to the master fund.
     The fund underperformed the S&P 500 Index and outperformed the Barclays Capital Aggregate Index. As the stock market continued its steady recovery in 2010, we at Capital Research, the manager of the Master Asset Allocation Fund, increased the fund’s allocation to stocks, from 70.3% of the fund at the start of the year to 76.6% at year end. Holdings in energy and materials companies helped the fund during the year, while health care stocks were the biggest drag on the fund’s results.
     The bond portion of the fund, 20.8% at year end, was close to the fund’s historical low. The fund’s portfolio counselors believe that stocks offer the potential for higher returns with lower volatility in 2011.
     As always, the fund’s goal remains to strive for equity-like returns while reducing risk through the strategic use of bonds and cash.
Pacific Dynamix Portfolios
     The Pacific Dynamix-Conservative Growth, Pacific Dynamix-Moderate Growth and Pacific Dynamix-Growth Portfolios (each a “PD Portfolio” and together, “PD Portfolios”) each invests its assets in the Underlying Portfolios to achieve a specified risk target:
Performance
     Since the performance of each PD Portfolio is a composite of the performance of each of the Underlying Portfolios in which it invests (which may include bonds and domestic and/or international equities), there is no one, broad-based industry index to use as a comparison to a PD Portfolio’s performance. Therefore, we at PLFA have provided information regarding three broad-based indices to use as a comparison to each PD Portfolio’s performance. In addition, to assist in performance comparisons, composite benchmarks were constructed for each PD Portfolio; each is comprised of the three broad-based indices shown below. The composite benchmarks were constructed with allocations to each asset class that correspond to the allocations for the PD Portfolios that were in effect at that time. However, the actual allocation of any PD Portfolio will naturally vary as a result of market performance over time. From January 1, 2010 through December 31, 2010, performance for these broad-based indices is shown in the following table.

Performance
Broad-Based Indices	(1 Year ended December 31, 2010)

S&P 500 Index (U.S. Stocks)	15.06%

MSCI World ex U.S. Index (International Stocks)	8.95%

Barclays Capital U.S. Aggregate Bond Index (Fixed Income)	6.54%
     It should be noted that the benchmark indices for the Underlying Portfolios may differ from the PD Portfolios’ broad-based indices. The following investments comprise the Underlying Portfolios for the PD Portfolios. Not all of the Underlying Portfolios were represented in each of the PD Portfolio models during the reporting period, and the allocation of each of the Underlying Portfolios within the PD Portfolio models did vary. The Underlying Portfolios’ performance listed is net of portfolio expenses.
See explanation of symbol and benchmark definitions on A-39 and A-40

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Performance
Underlying Portfolios	(1 year ended December 31, 2010)

PD Large-Cap Value Index (U.S. Stocks)	14.89%

PD Large-Cap Growth Index (U.S. Stocks)	16.17%

PD Small-Cap Value Index (U.S. Stocks)	23.67%

PD Small-Cap Growth Index (U.S. Stocks)	28.24%

PD International Large-Cap (International Stocks)	7.61%

PD Emerging Markets (International Stocks)	20.04%

PD Aggregate Bond Index (Fixed Income)	6.23%

PD High Yield Bond Market (Fixed Income)	13.05%
Pacific Dynamix-Conservative Growth Portfolio (managed by Pacific Life Fund Advisors LLC)
Q. How did the portfolio perform over the year ended December 31, 2010?
A. For the year ended December 31, 2010, the Pacific Dynamix-Conservative Growth Portfolio returned 10.28%, compared to a 6.54% return for the Barclays Capital U.S. Aggregate Bond Index, a 15.06% return for the S&P 500 Index, and a 9.87% return for the Pacific Dynamix-Conservative Growth Composite Benchmark.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The portfolio has just over half of its allocation in passively-managed fixed income strategies. The remainder of the portfolio is allocated to four passively-managed domestic equity strategies and one quantitatively-driven international equity strategy. For the year ended December 31, 2010, the portfolio outperformed the Conservative Growth Composite Benchmark. Fixed income and domestic equity segments of the portfolio collectively outperformed while the international equity allocation of the portfolio slightly detracted from the portfolio’s relative results.
     The fixed income segment of the portfolio outperformed its respective benchmark. The allocation to PD High Yield Bond Market Portfolio was the largest contributor to relative fixed income performance. Over the long run, both PD Aggregate Bond Index and PD High Yield Bond Market Portfolios seek to match the total returns of the Barclays U.S. Aggregate Bond Index and Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index, respectively. Historic market volatility and liquidity issues that exist with certain debt issues and low asset levels may make replication difficult over periods of time.
     With regard to the domestic equity segment, the portfolio outperformed the S&P 500 Index. Small-capitalization equity strategies (such as PD Small-Cap Growth Index and PD Small Cap-Value Index Portfolios) contributed positively to performance, as small-capitalization stocks outperformed large-capitalization stocks. Growth stocks also performed well versus core and value styles. The largest detractor to relative equity performance stemmed from an allocation to PD Large-Cap Value Index. The domestic equity strategies generally seek to replicate the returns of their respective indices. Specifically, the PD Large-Cap Growth Index and PD Large-Cap Value Index Portfolios attempt to mirror the Russell 1000 Growth Index and Russell
See explanation of symbol and benchmark definitions on A-39 and A-40

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
1000 Value Index, respectively. The PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios generally seek to replicate the returns of the Russell 2000 Growth and Russell 2000 Value Indices, respectively.
     The international segment of the portfolio underperformed the MSCI World ex-U.S. Index. The PD International Large-Cap Portfolio has a value bias relative to the index which detracted from results over the year. Foreign value stocks lagged relative to core and growth stock counterparts.
Pacific Dynamix-Moderate Growth Portfolio (managed by Pacific Life Fund Advisors LLC)
Q. How did the portfolio perform over the year ended December 31, 2010?
A. For the year ended December 31, 2010, the Pacific Dynamix-Moderate Growth Portfolio returned 11.92%, compared to a 6.54% return for the Barclays Capital U.S. Aggregate Bond Index, a 15.06% return for the S&P 500 Index, and a 11.22% return for the Pacific Dynamix-Moderate Growth Composite Benchmark.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The portfolio has just under half of its allocation in passively-managed fixed income strategies. The majority of the portfolio is allocated to four passively-managed domestic equity strategies and two quantitatively-driven international equity strategies. For the year ended December 31, 2010, the portfolio outperformed the Moderate Growth Composite Benchmark. Domestic equity, international equity and fixed income segments of the portfolio all contributed positively to the portfolio’s relative performance.
     With regard to the domestic equity segment, the portfolio outperformed the S&P 500 Index. Small-capitalization equity strategies (such as the PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios) contributed positively to performance, as small-capitalization stocks outperformed large-capitalization stocks. Growth stocks also performed well versus core and value styles. The largest detractor to relative equity performance stemmed from an allocation to the PD Large-Cap Value Index Portfolio. The domestic equity strategies generally seek to replicate the returns of their respective indices. Specifically, the PD Large-Cap Growth Index and PD Large-Cap Value Index Portfolios attempt to mirror the Russell 1000 Growth Index and Russell 1000 Value Index, respectively. The PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios generally seek to replicate the returns of the Russell 2000 Growth and Russell 2000 Value Indices, respectively.
     The international equity segment outperformed the MSCI World ex-U.S. Index. A small allocation to emerging markets (PD Emerging Markets Portfolio) was the largest contributor to performance as developing markets outperformed foreign developed markets. The PD International Large-Cap Portfolio slightly trailed the international equity benchmark and slightly detracted from overall performance due to a value bias. Foreign value stocks lagged relative to core and growth stock counterparts.
     The fixed income segment of the portfolio outperformed its respective benchmark. The allocation to the PD High Yield Bond Market Portfolio was the largest contributor to relative fixed income performance. Over the long run, both PD Aggregate Bond Index and PD High Yield Bond Market Portfolios seek to match the total returns of the Barclays U.S. Aggregate Bond Index and Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index, respectively. Historic market volatility and liquidity issues that exist with certain debt issues and low asset levels may make replication difficult over periods of time.
Pacific Dynamix-Growth Portfolio (managed by Pacific Life Fund Advisors LLC)
Q. How did the portfolio perform over the year ended December 31, 2010?
A. For the year ending ended December 31, 2010, the Pacific Dynamix-Growth Portfolio returned 13.82%, compared to a 6.54% return for the Barclays Capital U.S. Aggregate Bond Index, a 15.06% return for the S&P 500 Index, and a 12.40% return for the Pacific Dynamix-Growth Composite Benchmark.
See explanation of symbol and benchmark definitions on page A-39 and A-40

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The portfolio has a majority of its allocation in equity, including four passively-managed domestic equity portfolios and two quantitatively-driven international equity portfolios. The rest of the portfolio is invested in a passively-managed fixed income portfolio. For the year ended December 31, 2010, the portfolio outperformed the Growth Composite Benchmark. Domestic equity and international equity segments of the portfolio outperformed on a relative basis while the fixed income segment of the portfolio slightly detracted from the portfolio’s relative performance.
     With regard to the domestic equity segment, the portfolio outperformed the S&P 500 Index. Small-capitalization equity strategies (such as the PD Small-Cap Growth Index and PD Small Cap-Value Index Portfolios) contributed positively to performance, as small-capitalization stocks outperformed large-capitalization stocks. Growth stocks also performed well versus core and value styles. The largest detractor to relative equity performance stemmed from an allocation to the PD Large-Cap Value Index Portfolio. The domestic equity strategies generally seek to replicate the returns of their respective indices. Specifically, the PD Large-Cap Growth Index and PD Large-Cap Value Index Portfolios attempt to mirror the Russell 1000 Growth Index and Russell 1000 Value Index, respectively. The PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios generally seek to replicate the returns of the Russell 2000 Growth and Russell 2000 Value Indices, respectively.
     The international equity segment outperformed the MSCI World ex-U.S. Index. A small allocation to emerging markets (PD Emerging Markets Portfolio) was the largest contributor to performance as developing markets outperformed foreign developed markets. The PD International Large-Cap Portfolio slightly trailed the international equity benchmark and slightly detracted from overall performance due to a value bias. Foreign value stocks lagged relative to core and growth stock counterparts.
     The fixed income segment of the portfolio slightly underperformed the Barclays Capital U.S. Aggregate Bond Index. Over the long run, the PD Aggregate Bond Index Portfolio seeks to match the total returns of the Barclays U.S. Aggregate Bond Index. Historic market volatility and liquidity issues that exist with certain debt issues and low asset levels may make replication difficult over periods of time.

Explanation of Symbol for Pacific Select Fund Performance Discussion
~ Due to data limitation, the benchmark since inception return reflects the commencement period from the first calendar day of the month the portfolio commenced its operations.
Benchmark Definitions
Barclays Capital U.S. Aggregate Bond Index covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and corporate mortgage-backed securities sectors. The total return is equal to the change in price plus the coupon return.
Barclays Capital U.S. Government Bond Index is an index of fixed income securities issued by the U.S. government and its agencies. The total return is equal to the change in price plus the coupon return.
Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index is an index that is an issuer-constrained version of the U.S. Corporate High-Yield Index that covers the U.S. dollar-denominated, non-investment grade fixed-rate taxable corporate bond market and limits issuer exposures to a maximum of 2% and redistributes the excess market value index-wide on a prorata basis. The total return is equal to the change in price plus the coupon return.
Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index is an index of all outstanding treasury inflation protected securities issued by the U.S. government. The total return is equal to the change in price plus the coupon return.
BofA Merrill Lynch 1-3 Year U.S. Treasury Index is an index of U.S. Treasury issues that has maturities from one to three years. The total return is equal to the change in price plus the coupon return.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
BofA Merrill Lynch U.S. 3-Month Treasury Bill (T-Bill) Index is an index comprised of a single Treasury bill issue purchased at the beginning of the month and held for a full month, then sold and rolled into a newly selected Treasury bill issue. Results include the reinvestment of all distributions.
Credit Suisse Leveraged Loan Index is an index of U.S. dollar-denominated leveraged loan market securities. The total return is equal to the change in price plus the coupon return.
FTSE National Association of Real Estate Investment Trusts (NAREIT) Equity Real Estate Investment Trusts (REITs) Index is one index of a series of indexes represented in the FTSE NAREIT U.S. Real Estate Index Series and represents tax-qualified REITs listed on the New York Stock Exchange (NYSE), American Stock Exchange and National Association of Securities Dealers Automated Quotations (NASDAQ). Results include reinvested dividends. Effective December 20, 2010, the FTSE NAREIT Equity REITs Index no longer includes Timber REITs.
Merrill Lynch 100 Technology Index is an equally weighted index of 100 leading technology stocks. Results include reinvested dividends.
Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an index of stocks from 21 countries/regions in Europe, Australia, New Zealand and Asia. Results include reinvested dividends after deducting withholding taxes.
MSCI Emerging Markets Index is an index typically made up of stocks from approximately 26 emerging market countries. Results include reinvested dividends.
Pacific Dynamix-Conservative Growth Composite Benchmark is 30% S&P 500 ; 60% Barclays Capital U.S. Aggregate Bond ; 10% MSCI World ex-U.S. (Net) Indices
Pacific Dynamix-Moderate Growth Composite Benchmark is 44% S&P 500 ; 40% Barclays Capital U.S. Aggregate Bond ; 16% MSCI World ex-U.S. (Net) Indices
Pacific Dynamix-Growth Composite Benchmark is 58% S&P 500 ; 20% Barclays Capital U.S. Aggregate Bond ; 22% MSCI World ex-U.S. (Net) Indices
Russell 1000 Growth Index is an index of large companies that have higher price-to-book ratios and forecasted growth values than the Russell 1000 Value Index. Results include reinvested dividends.
Russell 1000 Value Index measures the performance of the large-capitalization value segment of the U.S. equity universe. It is an index of companies with a less-than average growth orientation. Companies in this index have lower price-to book and price-earnings ratios, higher dividend yields and lower forecasted growth rates than companies in the Russell 1000 Growth Index. Results include reinvested dividends.
Russell 2000 Growth Index measures the performance of the small-capitalization growth segment of the U.S. equity universe. It is an index of approximately 1,200 small companies with higher price-to-book ratios and forecasted growth values than companies in the Russell 2000 Value Index. Results include reinvested dividends.
Russell 2000 Index is an index of the 2,000 smallest companies listed in the Russell 3000 Index. Results include reinvested dividends.
Russell 2000 Value Index measures the performance of the small-capitalization value segment of the U.S. equity universe. It is an index of companies that have lower price-to-book ratios and lower forecasted growth values than companies in the Russell 2000 Growth Index. Results include reinvested dividends.
Russell Midcap Growth Index is an index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe. It includes those companies within the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. Results include reinvested dividends.
Russell Midcap Index is an index of approximately 800 of the smallest companies in the Russell 1000 Index. Results include reinvested dividends.
Russell Midcap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Value Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap value market. Results include reinvested dividends.
S&P 500 Index is an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets. Results include reinvested dividends.
S&P Composite 1500 Index is an index made up of the S&P 500 Index, the S&P MidCap 400 Index and the S&P SmallCap 600 Index. Results include reinvested dividends.
S&P Composite 1500 Health Care Index is an unmanaged capitalization-weighted index that measures the performance of the health care sector of the S&P Composite 1500 Index. Results include reinvested dividends.
S&P Developed Ex-U.S. SmallCap Index is an index of the bottom 15% of approximately 12,400 companies measured by market capitalization in 83 developed countries, excluding the U.S.
S&P/LSTA Leveraged Loan Index is a daily total return index that uses Loan Syndications & Trading Association/Loan Pricing Corp. (LSTA/LPC) mark-to-market pricing to calculate market value change. On a real-time basis, the leveraged loan index (LLI) tracks the current outstanding balance and spread over London Interbank Offered Rate (LIBOR) for fully funded term loans. The facilities included in the LLI represent a broad cross section of leveraged loans syndicated in the U.S., including dollar-denominated loans to overseas issuers.

PACIFIC SELECT FUND
CASH MANAGEMENT PORTFOLIO
Schedule of Investments
December 31, 2010

	Principal
	Amount	Value
SHORT-TERM INVESTMENTS - 99.7%

Certificates of Deposit - 3.6%

Bank of Tokyo-Mitsubishi UFJ Ltd NY
0.380% due 03/08/11	$31,300,000	$31,303,427

Commercial Paper - 78.1%

ANZ National International Ltd (United Kingdom) 0.280% due 02/14/11	25,000,000	24,991,444
Archer-Daniels-Midland Co
0.230% due 01/20/11	33,300,000	33,295,958
0.270% due 03/09/11	5,000,000	4,997,488
Bank of Montreal (Canada) 0.230% due 01/18/11	25,000,000	24,997,285
Bank of Nova Scotia NY
0.140% due 01/06/11	24,000,000	23,999,533
0.406% due 01/19/11	14,500,000	14,497,064
Becton Dickinson & Co 0.180% due 01/26/11	16,000,000	15,998,000
Colgate-Palmolive Co 0.150% due 01/10/11	15,300,000	15,299,426
Commonwealth Bank of Australia (Australia) 0.254% due 02/07/11	20,000,000	19,994,861
ConocoPhillips Qatar Funding Ltd (Cayman)
0.260% due 01/11/11	10,142,000	10,141,268
0.270% due 02/28/11	20,900,000	20,890,909
Electricite de France SA (France)
0.270% due 03/04/11	24,000,000	23,988,840
0.270% due 03/04/11	14,600,000	14,593,211
ENI Coordination Center SA (Belgium)
0.280% due 01/06/11	20,300,000	20,299,211
0.335% due 03/29/11	20,000,000	19,984,050
General Electric Capital Corp
0.071% due 01/03/11	20,000,000	19,999,922
0.305% due 03/21/11	15,000,000	14,990,125
John Deere Credit Ltd (Australia)
0.240% due 02/03/11	19,300,000	19,295,754
John Deere Credit Inc (Canada)
0.230% due 02/01/11	9,000,000	8,998,218
Kreditanstalt fuer Wiederaufbau (Germany) 0.223% due 02/14/11	24,200,000	24,193,493
Medtronic Inc
0.213% due 03/22/11	20,000,000	19,990,667
0.220% due 03/02/11	20,000,000	19,992,667
National Australia Funding DE Inc 0.250% due 02/15/11	17,700,000	17,694,469
National Rural Utilities Cooperative Finance Corp 0.220% due 01/07/11	21,700,000	21,699,204
Nestle Capital Corp 0.170% due 02/09/11	8,200,000	8,198,490
Northwestern University
0.213% due 02/10/11	15,000,000	14,996,500
0.240% due 01/14/11	18,750,000	18,748,375
Novartis Finance Corp 0.120% due 01/05/11	11,400,000	11,399,848
PepsiCo Inc 0.150% due 03/07/11	25,000,000	24,993,229
Philip Morris International Inc 0.230% due 01/12/11	20,000,000	19,998,594
Royal Bank of Canada (Canada) 0.270% due 05/16/11	20,000,000	19,979,750
The Coca-Cola Co 0.230% due 03/04/11	13,500,000	13,494,653
Toronto Dominion Holdings USA Inc 0.230% due 03/15/11	30,000,000	29,986,008
Total Capital Canada Ltd (Canada) 0.437% due 01/13/11	15,000,000	14,997,850
Toyota Motor Credit Corp 0.260% due 02/02/11	22,225,000	22,219,864
US Bank NA 0.190% due 01/03/11	18,500,000	18,499,805

		672,336,033

U.S. Treasury Bills - 18.0%

0.125% due 02/03/11	35,000,000	34,995,989
0.125% due 03/31/11	40,000,000	39,987,144
0.133% due 01/13/11	35,000,000	34,998,448
0.138% due 02/17/11	25,000,000	24,995,496
0.150% due 02/24/11	20,000,000	19,995,500

		154,972,577

Repurchase Agreement - 0.0%

State Street Bank & Trust Co 0.010% due 01/03/11 (Dated 12/31/10, repurchase price of $93,743; collateralized by U.S. Treasury Notes: 1.375% due 05/15/13 and value $96,454)	93,743	93,743

Total Short-Term Investments
(Amortized Cost $858,705,780)		858,705,780

TOTAL INVESTMENTS - 99.7%
(Amortized Cost $858,705,780)		858,705,780

OTHER ASSETS & LIABILITIES, NET - 0.3%		2,553,921

NET ASSETS - 100.0%		$861,259,701

Notes to Schedule of Investments

(a)	As of December 31, 2010, the portfolio was diversified as a percentage of net assets as follows:

Commercial Paper	78.1%
U.S. Treasury Bills	18.0%
Certificates of Deposit	3.6%

99.7%
Other Assets & Liabilities, Net	0.3%

100.0%

(b)	As of December 31, 2010, the portfolio’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows:

AAA/U.S. Government & Agency Issues	18.0%
A-1 (Short-Term Debt only)	82.0%

100.0%

(c)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
CASH MANAGEMENT PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

(d)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 15 in the Notes to Financial Statements) as of December 31, 2010:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2010	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Short-Term Investments	$858,705,780	$-	$858,705,780	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
DIVERSIFIED BOND PORTFOLIO
Schedule of Investments
December 31, 2010

	Principal
	Amount	Value
CORPORATE BONDS & NOTES - 34.8%

Consumer Discretionary - 2.6%

Cablevision Systems Corp 7.750% due 04/15/18	$2,500,000	$2,631,250
CCO Holdings LLC 8.125% due 04/30/20	2,250,000	2,379,375
Charter Communications Operating LLC 8.000% due 04/30/12 ~	264,000	278,520
Comcast Corp
5.150% due 03/01/20	6,500,000	6,839,716
5.650% due 06/15/35	940,000	916,152
5.700% due 05/15/18	5,000,000	5,510,970
6.400% due 03/01/40	1,390,000	1,494,991
6.950% due 08/15/37	2,075,000	2,354,540
DIRECTV Holdings LLC 6.375% due 06/15/15	3,169,000	3,291,799
DISH DBS Corp
7.125% due 02/01/16	3,354,000	3,479,775
7.750% due 05/31/15	766,000	817,705
Jarden Corp 7.500% due 05/01/17	2,410,000	2,551,587
McDonald’s Corp 6.300% due 10/15/37	1,495,000	1,768,791
MGM MIRAGE
6.750% due 04/01/13	665,000	664,335
7.500% due 06/01/16	3,000,000	2,820,000
10.375% due 05/15/14	85,000	95,838
11.125% due 11/15/17	200,000	231,000
News America Inc 6.200% due 12/15/34	1,000,000	1,053,320
Reed Elsevier Capital Inc 8.625% due 01/15/19	2,812,000	3,580,593
Sears Holdings Corp 6.625% due 10/15/18 ~	1,320,000	1,237,500
Stewart Enterprises Inc 6.250% due 02/15/13	1,445,000	1,454,031
The Neiman Marcus Group Inc
7.125% due 06/01/28	250,000	241,250
9.000% due 10/15/15	2,010,100	2,115,630
Time Warner Cable Inc
4.125% due 02/15/21	980,000	934,412
5.875% due 11/15/40	5,470,000	5,430,687
6.550% due 05/01/37	1,565,000	1,681,064
6.750% due 06/15/39	1,630,000	1,806,288
7.300% due 07/01/38	4,305,000	5,050,135
8.250% due 04/01/19	4,665,000	5,803,787
Time Warner Entertainment Co LP 8.375% due 07/15/33	890,000	1,126,357
Time Warner Inc
4.700% due 01/15/21	410,000	418,280
4.875% due 03/15/20	3,600,000	3,756,179
United Business Media Ltd (United Kingdom) 5.750% due 11/03/20 ~	2,220,000	2,135,258
Videotron Ltee (Canada) 6.875% due 01/15/14	1,075,000	1,093,813

		77,044,928

Consumer Staples - 1.8%

Altria Group Inc
8.500% due 11/10/13	1,490,000	1,764,760
9.250% due 08/06/19	3,330,000	4,352,630
Anheuser-Busch InBev Worldwide Inc
5.000% due 04/15/20	1,070,000	1,133,021
7.200% due 01/15/14 ~	3,655,000	4,182,723
CVS Caremark Corp 6.600% due 03/15/19	460,000	539,473
CVS Pass-Through Trust
5.298% due 01/11/27 ~	870,714	856,416
6.036% due 12/10/28	4,288,035	4,409,922
9.350% due 01/10/23 ~	1,070,000	1,104,687
Diageo Capital PLC (United Kingdom) 5.750% due 10/23/17	4,630,000	5,258,884
Kraft Foods Inc
5.375% due 02/10/20	2,890,000	3,116,047
6.000% due 02/11/13	5,360,000	5,872,427
PepsiCo Inc 7.900% due 11/01/18	1,498,000	1,930,297
Philip Morris International Inc 6.375% due 05/16/38	1,970,000	2,294,508
Reynolds American Inc
6.750% due 06/15/17	1,207,000	1,350,866
7.250% due 06/01/12	1,410,000	1,508,284
Reynolds Group Issuer Inc 7.125% due 04/15/19 ~	940,000	961,150
Safeway Inc 6.350% due 08/15/17	575,000	642,971
The Kroger Co 6.400% due 08/15/17	2,610,000	3,000,803
Wal-Mart Stores Inc
5.250% due 09/01/35	1,730,000	1,746,994
5.375% due 04/05/17	4,815,000	5,450,484
6.500% due 08/15/37	830,000	978,457

		52,455,804

Energy - 4.9%

Anadarko Finance Co (Canada) 7.500% due 05/01/31	2,500,000	2,771,882
Anadarko Petroleum Corp
6.375% due 09/15/17	875,000	954,450
8.700% due 03/15/19	7,740,000	9,466,562
Apache Corp 6.900% due 09/15/18	5,000,000	6,114,335
Baker Hughes Inc 7.500% due 11/15/18	4,060,000	5,098,893
BP Capital Markets PLC (United Kingdom) 3.125% due 10/01/15	7,940,000	7,943,216
Canadian Natural Resources Ltd (Canada) 6.250% due 03/15/38	2,770,000	3,071,146
Chesapeake Energy Corp
6.500% due 08/15/17	650,000	656,500
7.250% due 12/15/18	6,205,000	6,453,200
Cie Generale de Geophysique-Veritas (France) 9.500% due 05/15/16	4,450,000	4,872,750
Complete Production Services Inc 8.000% due 12/15/16	500,000	520,000
ConocoPhillips 6.500% due 02/01/39	8,500,000	10,142,948
Devon Energy Corp 7.950% due 04/15/32	4,970,000	6,618,430
Encana Corp (Canada) 6.625% due 08/15/37	1,375,000	1,508,677
Energy Transfer Partners LP 6.700% due 07/01/18	4,890,000	5,555,852
Enterprise Products Operating LLC
6.300% due 09/15/17	5,000,000	5,649,720
6.500% due 01/31/19	2,100,000	2,388,261
8.375% due 08/01/66 §	3,000,000	3,224,841
Hess Corp 8.125% due 02/15/19	9,080,000	11,489,233
Kerr-McGee Corp 7.875% due 09/15/31	1,247,000	1,433,368
Kinder Morgan Energy Partners LP
5.950% due 02/15/18	2,420,000	2,669,076
6.850% due 02/15/20	1,800,000	2,065,984
6.950% due 01/15/38	1,550,000	1,689,584

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
DIVERSIFIED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Principal
	Amount	Value
Noble Energy Inc 8.250% due 03/01/19	$3,290,000	$4,117,524
Peabody Energy Corp 6.500% due 09/15/20	2,350,000	2,520,375
Petrobras International Finance Co (Cayman) 7.875% due 03/15/19	3,600,000	4,273,812
Petroleos Mexicanos (Mexico)
5.500% due 01/21/21	1,570,000	1,597,475
6.000% due 03/05/20	2,000,000	2,130,000
8.000% due 05/03/19	5,700,000	6,897,000
QEP Resources Inc 6.875% due 03/01/21	3,400,000	3,587,000
SandRidge Energy Inc 9.875% due 05/15/16 ~	1,635,000	1,737,187
Shell International Finance BV (Netherlands) 4.375% due 03/25/20	4,020,000	4,224,413
The Williams Cos Inc 7.500% due 01/15/31	7,494,000	8,439,016
TNK-BP Finance SA (Luxembourg) 7.500% due 03/13/13 ~	3,580,000	3,875,350

		145,758,060

Financials - 13.9%

Allstate Life Global Funding Trusts 5.375% due 04/30/13	2,215,000	2,413,373
Ally Financial Inc
8.000% due 03/15/20	7,013,000	7,679,235
8.300% due 02/12/15	100,000	110,250
American Express Co 8.125% due 05/20/19	1,400,000	1,744,659
American Express Credit Corp 5.125% due 08/25/14	8,390,000	9,053,498
American International Group Inc
5.850% due 01/16/18	2,000,000	2,068,206
6.400% due 12/15/20	3,440,000	3,615,922
8.250% due 08/15/18	3,465,000	4,003,461
Bank of America Corp
4.500% due 04/01/15	6,700,000	6,815,970
5.625% due 07/01/20	1,380,000	1,409,473
5.650% due 05/01/18	6,720,000	6,876,536
7.625% due 06/01/19	13,420,000	15,476,803
Bank of America Institutional Capital A 8.070% due 12/31/26 ~	100,000	101,375
Bank of Scotland PLC (United Kingdom) 5.250% due 02/21/17 ~	3,085,000	3,203,476
Bank of Tokyo-Mitsubishi UFJ Ltd (Japan) 3.850% due 01/22/15 ~	4,980,000	5,196,959
Barclays Bank PLC (United Kingdom)
5.200% due 07/10/14	220,000	237,810
5.926% § ± ~	3,060,000	2,754,000
6.050% due 12/04/17 ~	170,000	174,631
Berkshire Hathaway Inc 3.200% due 02/11/15	3,420,000	3,532,412
Caterpillar Financial Services Corp 5.450% due 04/15/18	4,315,000	4,742,569
Citigroup Inc
5.500% due 04/11/13	8,420,000	8,970,660
5.500% due 10/15/14	710,000	765,642
6.000% due 12/13/13	8,090,000	8,846,213
6.000% due 08/15/17	3,515,000	3,817,940
6.010% due 01/15/15	9,300,000	10,211,521
6.125% due 11/21/17	100,000	109,743
6.375% due 08/12/14	1,100,000	1,216,712
8.500% due 05/22/19	610,000	758,462
Commonwealth Bank of Australia (Australia)
3.750% due 10/15/14 ~	2,490,000	2,585,407
5.000% due 10/15/19 ~	1,060,000	1,111,494
Depfa ACS Bank (Ireland) 5.125% due 03/16/37 ~	3,105,000	2,100,759
General Electric Capital Corp
2.125% due 12/21/12	9,150,000	9,405,559
3.750% due 11/14/14	9,000,000	9,311,805
4.375% due 09/16/20	770,000	759,282
5.875% due 01/14/38	1,570,000	1,635,339
6.000% due 08/07/19	8,010,000	8,927,001
6.150% due 08/07/37	1,105,000	1,168,671
6.875% due 01/10/39	3,000,000	3,478,602
General Motors Acceptance Corp
6.750% due 12/01/14	8,000	8,460
6.875% due 08/28/12	658,000	690,900
8.000% due 12/31/18	3,110,000	3,319,925
Goldman Sachs Capital II 5.793% § ±	3,875,000	3,303,437
Host Hotels & Resorts LP
6.375% due 03/15/15	2,095,000	2,136,900
7.125% due 11/01/13	482,000	491,640
HSBC Bank USA NA 7.000% due 01/15/39	5,040,000	5,761,093
HSBC Finance Corp 6.676% due 01/15/21 ~	1,970,000	1,993,865
ICICI Bank Ltd (India) 6.375% due 04/30/22 § ~	3,086,000	3,101,865
Intesa Sanpaolo SPA (Italy) 3.625% due 08/12/15 ~	2,970,000	2,874,217
JPMorgan Chase & Co 4.250% due 10/15/20	5,650,000	5,528,983
JPMorgan Chase Bank NA 6.000% due 10/01/17	8,000,000	8,880,904
Lehman Brothers Holdings Capital Trust VII 5.857% § Ψ ±	9,450,000	2,835
Liberty Mutual Group Inc 7.500% due 08/15/36 ~	2,700,000	2,692,065
Links Financial Corp 3.069% due 06/15/11 § Ψ + Δ	5,000,000	-
Lloyds Banking Group PLC (United Kingdom)
5.920% § ± ~	5,900,000	4,130,000
6.657% § ± ~	1,650,000	1,155,000
Lloyds TSB Bank PLC (United Kingdom)
4.375% due 01/12/15 ~	3,490,000	3,492,391
5.800% due 01/13/20 ~	450,000	445,085
MetLife Inc
4.750% due 02/08/21	2,370,000	2,424,655
5.875% due 02/06/41	1,500,000	1,587,217
7.717% due 02/15/19	820,000	1,008,315
Metropolitan Life Global Funding I 5.125% due 04/10/13 ~	3,750,000	4,039,864
Morgan Stanley
5.450% due 01/09/17	5,155,000	5,352,638
6.625% due 04/01/18	3,470,000	3,769,593
6.750% due 04/15/11	15,000,000	15,251,295
NB Capital Trust IV 8.250% due 04/15/27	800,000	816,000
Nordea Bank AB (Sweden)
3.700% due 11/13/14 ~	3,010,000	3,105,381
4.875% due 01/27/20 ~	1,570,000	1,613,605
Principal Life Income Funding Trusts 5.300% due 04/24/13	4,805,000	5,202,619
QBE Insurance Group Ltd (Australia) 9.750% due 03/14/14 ~ Δ	2,026,000	2,381,172
Rabobank Nederland NV (Netherlands) 11.000% § ± ~	2,400,000	3,111,127
RBCF LP 0.416% due 04/06/11 § ~	15,000,000	15,003,780
Russian Agricultural Bank OJSC (Russia) 7.125% due 01/14/14 ~	2,030,000	2,169,562
Santander US Debt SA Unipersonal (Spain)
3.724% due 01/20/15 ~	3,800,000	3,603,669
3.781% due 10/07/15 ~	2,750,000	2,586,617

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
DIVERSIFIED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Principal
	Amount	Value
SLM Corp 8.000% due 03/25/20	$13,300,000	$13,506,748
Standard Chartered PLC (United Kingdom) 6.409% § ± ~	3,900,000	3,640,868
Sumitomo Mitsui Banking Corp (Japan) 3.150% due 07/22/15 ~	5,230,000	5,328,680
Teachers Insurance & Annuity Association of America 6.850% due 12/16/39 ~	3,090,000	3,627,691
The Bear Stearns Cos Inc 7.250% due 02/01/18	1,750,000	2,076,800
The Goldman Sachs Group Inc
3.625% due 08/01/12	640,000	660,735
4.750% due 07/15/13	310,000	330,432
5.250% due 10/15/13	930,000	1,007,117
5.300% due 02/14/12	180,000	188,399
5.375% due 03/15/20	1,490,000	1,542,494
5.450% due 11/01/12	1,020,000	1,091,393
5.950% due 01/15/27	3,270,000	3,144,347
6.000% due 06/15/20	5,460,000	5,911,143
6.600% due 01/15/12	410,000	433,668
6.750% due 10/01/37	2,645,000	2,712,680
The Royal Bank of Scotland Group PLC (United Kingdom)
3.950% due 09/21/15	1,400,000	1,377,708
4.875% due 03/16/15	6,000,000	6,143,334
5.000% due 11/12/13	980,000	968,424
5.000% due 10/01/14	3,360,000	3,234,951
6.400% due 10/21/19	5,160,000	5,201,435
7.640% § ±	3,600,000	2,412,000
UBS AG (Switzerland) 3.875% due 01/15/15	6,850,000	7,066,316
Wachovia Bank NA 6.600% due 01/15/38	2,080,000	2,297,801
Wachovia Corp 0.422% due 03/15/11 §	16,500,000	16,503,465
Wells Fargo & Co 3.625% due 04/15/15	13,000,000	13,493,584
Westpac Banking Corp (Australia) 0.429% due 04/19/11 § ~	20,000,000	20,013,680
ZFS Finance USA Trust II 6.450% due 12/15/65 § ~	7,445,000	7,398,469

		410,742,466

Health Care - 2.0%

Abbott Laboratories 5.125% due 04/01/19	9,290,000	10,246,229
Biomet Inc 10.375% due 10/15/17	3,985,000	4,373,538
CHS/Community Health Systems Inc 8.875% due 07/15/15	2,425,000	2,552,313
DaVita Inc 6.625% due 11/01/20	1,160,000	1,151,300
GlaxoSmithKline Capital Inc 6.375% due 05/15/38	3,455,000	4,097,810
HCA Inc
9.250% due 11/15/16	1,330,000	1,422,269
9.625% due 11/15/16	4,218,000	4,529,077
Medtronic Inc 4.450% due 03/15/20	4,710,000	4,899,026
Pfizer Inc
6.200% due 03/15/19	1,300,000	1,525,273
7.200% due 03/15/39	4,000,000	5,194,072
Roche Holdings Inc 6.000% due 03/01/19 ~	2,400,000	2,795,410
Tenet Healthcare Corp
9.000% due 05/01/15	1,280,000	1,427,200
10.000% due 05/01/18	1,090,000	1,275,300
The Cooper Cos Inc 7.125% due 02/15/15	2,405,000	2,489,175
UnitedHealth Group Inc
3.875% due 10/15/20	2,110,000	2,017,014
5.700% due 10/15/40	2,010,000	2,008,418
5.800% due 03/15/36	1,160,000	1,180,765
WellPoint Inc 7.000% due 02/15/19	3,870,000	4,562,749

		57,746,938

Industrials - 2.1%

Ashtead Capital Inc 9.000% due 08/15/16 ~	650,000	680,875
Boeing Capital Corp 4.700% due 10/27/19	1,360,000	1,444,475
Continental Airlines Inc 6.750% due 09/15/15 ~	5,510,000	5,702,850
CSC Holdings LLC 8.625% due 02/15/19	3,035,000	3,444,725
CSX Corp 6.220% due 04/30/40	3,010,000	3,279,248
General Electric Co 5.250% due 12/06/17	5,535,000	5,987,032
International Lease Finance Corp
6.500% due 09/01/14 ~	2,080,000	2,215,200
6.750% due 09/01/16 ~	10,350,000	11,100,375
Iron Mountain Inc 6.625% due 01/01/16	1,805,000	1,820,794
John Deere Capital Corp 5.350% due 04/03/18	3,480,000	3,850,989
Kansas City Southern de Mexico SA de CV (Mexico) 12.500% due 04/01/16	2,389,000	2,926,525
L-3 Communications Corp 5.875% due 01/15/15	2,655,000	2,718,056
RailAmerica Inc 9.250% due 07/01/17	4,507,000	4,974,601
Raytheon Co 3.125% due 10/15/20	1,680,000	1,552,315
The Boeing Co 4.875% due 02/15/20	5,300,000	5,715,949
United Air Lines Pass-Through Trust 9.750% due 01/15/17	1,465,657	1,685,506
United Technologies Corp 4.500% due 04/15/20	3,420,000	3,596,712

		62,696,227

Information Technology - 0.7%

Freescale Semiconductor Inc 10.125% due 12/15/16	2,360,000	2,495,700
Hewlett-Packard Co 4.500% due 03/01/13	7,225,000	7,737,354
IBM International Group Capital LLC 5.050% due 10/22/12	3,030,000	3,258,704
International Business Machines Corp 7.625% due 10/15/18	4,405,000	5,615,983
National Semiconductor Corp 6.600% due 06/15/17	380,000	420,362
Oracle Corp 6.500% due 04/15/38	1,860,000	2,175,331

		21,703,434

Materials - 1.8%

Ashland Inc 9.125% due 06/01/17	3,225,000	3,732,937
Ball Corp 6.750% due 09/15/20	2,880,000	3,038,400
Barrick Gold Corp (Canada) 6.950% due 04/01/19	4,670,000	5,739,780
BHP Billiton Finance USA Ltd (Australia) 6.500% due 04/01/19	8,000,000	9,528,744

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
DIVERSIFIED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Principal
	Amount	Value
CF Industries Inc
6.875% due 05/01/18	$1,910,000	$2,048,475
7.125% due 05/01/20	1,280,000	1,404,800
Crown Americas LLC 7.750% due 11/15/15	14,000	14,630
Freeport-McMoRan Copper & Gold Inc
8.250% due 04/01/15	2,390,000	2,520,707
8.375% due 04/01/17	2,500,000	2,769,018
Georgia-Pacific LLC
7.000% due 01/15/15 ~	830,000	865,275
7.700% due 06/15/15	780,000	897,000
Potash Corp of Saskatchewan Inc (Canada) 4.875% due 03/30/20	640,000	669,855
Rio Tinto Finance USA Ltd (Australia)
1.875% due 11/02/15	3,700,000	3,564,998
9.000% due 05/01/19	3,500,000	4,708,018
Steel Dynamics Inc 7.625% due 03/15/20 ~	3,700,000	3,977,500
Teck Resources Ltd (Canada)
9.750% due 05/15/14	134,000	167,808
10.250% due 05/15/16	178,000	220,510
Vale Overseas Ltd (Cayman)
6.875% due 11/21/36	2,860,000	3,153,099
8.250% due 01/17/34	1,205,000	1,504,692
Vedanta Resources PLC (United Kingdom)
8.750% due 01/15/14 ~	2,288,000	2,448,160
9.500% due 07/18/18 ~	1,100,000	1,207,250

		54,181,656

Telecommunication Services - 3.0%

America Movil SAB de CV (Mexico)
5.000% due 03/30/20	2,740,000	2,861,788
5.625% due 11/15/17	1,500,000	1,642,739
AT&T Inc
6.300% due 01/15/38	11,835,000	12,526,827
6.400% due 05/15/38	50,000	53,327
Cricket Communications Inc 7.750% due 05/15/16	2,715,000	2,830,387
Deutsche Telekom International Finance BV (Netherlands)
5.750% due 03/23/16	3,300,000	3,700,161
6.750% due 08/20/18	1,545,000	1,829,796
Intelsat Intermediate Holding Co SA (Luxembourg) 9.500% due 02/01/15	3,620,000	3,746,700
Qwest Corp 8.875% due 03/15/12	1,555,000	1,685,231
Rogers Communications Inc (Canada) 6.800% due 08/15/18	8,260,000	9,945,841
Sprint Capital Corp
8.375% due 03/15/12	2,020,000	2,146,250
8.750% due 03/15/32	3,949,000	4,008,235
Telecom Italia Capital SA (Luxembourg)
5.250% due 10/01/15	2,335,000	2,393,200
7.721% due 06/04/38	4,695,000	4,665,403
Telefonica Emisiones SAU (Spain) 5.134% due 04/27/20	4,015,000	3,872,439
Verizon Communications Inc 5.350% due 02/15/11	2,700,000	2,714,766
Verizon Wireless Capital LLC
2.884% due 05/20/11 §	15,000,000	15,151,815
8.500% due 11/15/18	9,120,000	11,952,052
VIP Finance Ireland Ltd (Ireland) 8.375% due 04/30/13 ~	515,000	558,504

		88,285,461

Utilities - 2.0%

AEP Texas Central Transition Funding LLC 5.306% due 07/01/21	2,500,000	2,802,560
Calpine Construction Finance Co LP 8.000% due 06/01/16 ~	1,285,000	1,371,737
Calpine Corp 7.500% due 02/15/21 ~	3,270,000	3,237,300
Dominion Resources Inc
5.150% due 07/15/15	4,500,000	4,985,910
5.200% due 08/15/19	2,300,000	2,494,405
Edison Mission Energy
7.625% due 05/15/27	5,000	3,638
7.750% due 06/15/16	3,170,000	2,742,050
FirstEnergy Corp 7.375% due 11/15/31	10,160,000	10,739,374
MidAmerican Energy Holdings Co
6.125% due 04/01/36	601,000	651,349
6.500% due 09/15/37	2,400,000	2,724,046
Mirant Americas Generation LLC 8.300% due 05/01/11	775,000	788,563
NRG Energy Inc 7.375% due 02/01/16	5,425,000	5,574,187
Pacific Gas & Electric Co 6.050% due 03/01/34	6,500,000	7,139,795
PacifiCorp 5.650% due 07/15/18	4,360,000	4,997,951
The AES Corp
8.000% due 10/15/17	550,000	584,375
8.000% due 06/01/20	5,030,000	5,356,950
9.750% due 04/15/16	990,000	1,111,275
Virginia Electric & Power Co 6.350% due 11/30/37	1,680,000	1,929,650

		59,235,115

Total Corporate Bonds & Notes
(Cost $978,758,101)		1,029,850,089

SENIOR LOAN NOTES - 1.7%

Consumer Discretionary - 1.0%

Allison Transmission Inc Term B 3.027% due 08/07/14 §	1,929,409	1,889,213
Asurion Corp (1st Lien) 3.267% due 07/03/14 §	4,458,637	4,241,974
Carmike Cinemas Inc Term B 5.500% due 01/27/16 §	2,992,443	3,009,010
Charter Communications Operating LLC (Extended Term Loan) 3.560% due 09/06/16 §	1,984,962	1,963,253
DineEquity Inc Term B 6.000% due 10/19/17 §	1,406,667	1,431,055
Ford Motor Co Term B1 3.026% due 12/16/13 §	1,137,050	1,134,046
Getty Images Inc (New Term Loan) due 11/07/16 § ¥	3,000,000	3,029,625
Las Vegas Sands LLC
Term B (Extended)
3.030% due 11/23/16 §	2,491,689	2,402,477
(Extended Delayed Draw Term Loan)
3.030% due 11/23/16 §	502,050	484,075
Michaels Stores Inc Term B2 4.813% due 07/31/16 §	3,475,031	3,480,306
Regal Cinemas Corp (New Term Loan) 3.803% due 11/21/16 §	374,246	376,117
Univision Communications Inc (Extended) 4.511% due 03/31/17 §	2,997,782	2,855,387

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
DIVERSIFIED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Principal
	Amount	Value
VML US Finance LLC
Term B
4.800% due 05/27/13 §	$1,884,461	$1,889,368
Term B (Delayed Draw Term Loan)
4.800% due 05/25/12 §	1,088,490	1,093,252

		29,279,158

Financials - 0.1%

First Data Corp Term B2
3.011% due 09/24/14 §	4,179,487	3,862,435

Health Care - 0.3%

Community Health Systems Inc
(Non-Extended Delayed Draw)
2.544% due 07/25/14 §	64,476	62,974
(Non-Extended Term Loan)
2.544% due 07/25/14 §	1,251,938	1,222,752
Term B (Extended)
3.794% due 01/25/17 §	2,125,664	2,121,525
Grifols Inc Term B due 11/23/16 § ¥	1,500,000	1,519,375
HCA Inc Term B 2.553% due 11/18/13 §	1,281,282	1,270,391
MedAssets Inc (New Term Loan) 5.250% due 11/16/16 §	2,000,000	2,012,916

		8,209,933

Industrials - 0.0%

United Air Lines Inc Term B
2.313% due 02/03/14 §	1,489,165	1,441,000

Information Technology - 0.1%

Freescale Semiconductor Inc
Term B (Extended)
4.508% due 12/01/16 §	1,935,567	1,879,920

Materials - 0.1%

Georgia-Pacific Corp Term B (New Term Loan) 2.302% due 12/21/12 §	540,541	540,941
Graham Packaging Co LP Term C 6.750% due 04/05/14 §	1,156,294	1,169,922

		1,710,863

Telecommunication Services - 0.0%

Level 3 Financing Inc Tranche A
2.539% due 03/13/14 §	1,500,000	1,421,250

Utilities - 0.1%

Calpine Corp (1st Priority) 3.145% due 03/29/14 §	381,348	381,552
NRG Energy Inc
2.041% due 02/01/13 §	133,112	132,541
Term B (Extended)
3.553% due 08/31/15 §	633,432	634,488
Texas Competitive Electric Holdings Co LLC Term B2 3.764% due 10/10/14 §	1,469,620	1,138,371

		2,286,952

Total Senior Loan Notes
(Cost $48,123,410)		50,091,511

MORTGAGE-BACKED SECURITIES - 45.8%

Collateralized Mortgage Obligations - Commercial - 2.0%

Americold LLC Trust 4.954% due 01/14/29 " ~	2,700,000	2,723,393
Banc of America Commercial Mortgage Inc 5.740% due 05/10/45 " §	10,080,000	11,048,691
Bear Stearns Commercial Mortgage Securities 5.722% due 09/11/38 " §	6,625,000	7,237,217
Citigroup/Deutsche Bank Commercial Mortgage Trust 5.617% due 10/15/48 "	4,750,000	5,101,763
Commercial Mortgage Pass-Through Certificates 5.764% due 06/10/46 " §	5,000,000	5,473,451
Extended Stay America Trust 2.951% due 11/05/27 " ~	3,893,751	3,833,944
LB-UBS Commercial Mortgage Trust
5.372% due 09/15/39 "	4,300,000	4,606,560
5.866% due 09/15/45 " §	7,000,000	7,377,832
5.881% due 06/15/38 " §	1,575,000	1,706,543
Lehman Brothers Floating Rate Commercial Mortgage Trust 0.380% due 09/15/21 " § ~	1,935,251	1,868,379
Merrill Lynch Mortgage Trust 5.656% due 05/12/39 " §	1,005,000	1,084,476
Merrill Lynch/Countrywide Commercial Mortgage Trust 5.378% due 08/12/48 "	7,000,000	7,159,974

		59,222,223

Collateralized Mortgage Obligations - Residential - 11.9%

Adjustable Rate Mortgage Trust
0.511% due 03/25/36 " §	1,094,073	614,271
2.865% due 07/25/35 " §	1,360,090	1,161,261
American Home Mortgage Assets 0.451% due 09/25/46 " §	6,260,723	3,466,064
Arran Residential Mortgages Funding PLC (United Kingdom) 0.359% due 04/12/56 " § ~ Δ	1,585,001	1,576,026
Banc of America Funding Corp 5.644% due 05/20/36 " §	2,024,215	1,346,917
Bear Stearns Adjustable Rate Mortgage Trust 2.923% due 10/25/36 " §	728,968	450,718
Bear Stearns Alt-A Trust 5.254% due 05/25/35 " §	3,013,722	2,714,375
Chevy Chase Mortgage Funding Corp
0.441% due 08/25/47 " § ~	1,915,813	897,525
0.461% due 01/25/36 " § ~	21,844	15,473
0.491% due 05/25/36 " § ~	61,780	41,514
0.491% due 07/25/36 " § ~	298,158	192,660
0.551% due 10/25/35 " § ~	60,292	38,945
0.561% due 08/25/35 " § ~	27,657	18,729
Citigroup Mortgage Loan Trust Inc
3.242% due 02/25/36 " § ~	4,614,156	4,495,868
5.405% due 04/25/37 " §	3,961,645	2,685,351
6.500% due 10/25/36 " ~	5,569,579	3,840,790
Citimortgage Alternative Loan Trust 6.000% due 01/25/37 "	10,457,198	7,525,758
Countrywide Alternative Loan Trust
0.471% due 04/25/47 " §	10,791,391	6,100,125
6.000% due 03/25/27 "	1,242,788	1,052,960
6.500% due 09/25/34 "	2,602,305	2,541,613
6.500% due 09/25/36 "	5,120,574	3,353,451
Countrywide Home Loan Mortgage Pass-Through Trust 5.500% due 07/25/35 "	5,987,874	6,132,796

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
DIVERSIFIED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Principal
	Amount	Value
Fannie Mae
0.611% due 05/25/34 " §	$4,424,128	$4,434,634
4.000% due 07/25/40 "	7,500,000	7,154,091
6.500% due 09/25/33 - 01/25/34 "	2,420,061	2,487,926
Freddie Mac
0.610% due 04/15/33 " §	3,765,747	3,773,075
1.260% due 02/15/32 " §	582,053	594,847
4.000% due 12/15/38 "	5,600,000	5,521,824
5.000% due 10/15/34 "	13,273,897	13,860,039
Freddie Mac (IO)
1.522% due 08/25/20 " §	13,238,637	1,226,872
6.840% due 05/15/36 " §	6,745,334	886,641
6.890% due 05/15/36 " §	36,803,801	5,564,651
6.940% due 09/15/29 - 08/15/35 " §	4,148,022	440,813
Freddie Mac Multifamily Structured Pass-Through (IO)
1.245% due 04/25/20 " §	11,623,771	878,565
1.688% due 06/25/20 " §	16,434,910	1,705,819
Government National Mortgage Association
0.604% due 08/20/58 " §	26,010,015	25,977,502
4.500% due 03/20/38 - 02/20/40 "	36,360,007	37,020,056
5.000% due 07/20/39 "	3,000,000	3,105,869
5.839% due 07/20/35 " §	5,251,254	707,542
Government National Mortgage Association (IO)
4.543% due 08/20/35 " §	4,479,804	601,449
5.739% due 02/16/40 " §	2,793,850	427,627
5.889% due 07/16/38 " §	1,953,310	236,248
5.989% due 11/16/35 - 11/16/37 " §	9,693,415	1,300,449
6.039% due 07/20/34 - 09/20/35 " §	8,377,703	990,039
6.139% due 05/16/37 " §	5,078,470	665,193
6.189% due 03/16/34 " §	2,276,034	258,634
6.239% due 07/16/40 " §	7,623,789	1,054,119
6.289% due 04/16/34 " §	4,579,040	397,395
6.339% due 01/16/34 " §	981,402	123,446
6.489% due 02/20/35 " §	2,825,250	421,268
6.539% due 02/20/35 - 08/16/36 " §	7,519,370	1,338,654
7.739% due 12/20/32 " §	2,745,292	393,780
Greenpoint Mortgage Funding Trust 0.441% due 01/25/37 " §	3,319,705	2,104,356
GSMPS Mortgage Loan Trust
0.611% due 03/25/35 " § ~	2,408,526	2,036,534
0.611% due 09/25/35 " § ~	6,943,750	5,799,993
GSR Mortgage Loan Trust
2.892% due 07/25/35 " §	1,000,000	788,229
2.936% due 05/25/35 " §	1,610,298	1,150,146
Homestar Mortgage Acceptance Corp 0.811% due 01/25/35 " §	3,421,936	3,183,570
IndyMac Index Mortgage Loan Trust
0.501% due 06/25/37 " §	6,096,596	3,846,491
0.521% due 06/25/35 " §	4,440,456	3,090,677
JPMorgan Mortgage Trust 3.151% due 08/25/35 " §	2,400,000	1,916,987
Lehman Mortgage Trust 6.000% due 05/25/37 "	1,942,897	1,488,401
MASTR Adjustable Rate Mortgages Trust 2.830% due 04/21/34 " §	8,173,019	7,930,942
MASTR Reperforming Loan Trust 7.000% due 08/25/34 " ~	3,294,540	3,378,297
Merrill Lynch Mortgage Investors Inc 2.752% due 06/25/35 " §	4,000,000	3,224,054
Morgan Stanley Mortgage Loan Trust
2.695% due 07/25/35 " §	3,590,584	2,615,949
2.928% due 07/25/34 " §	2,079,908	1,798,759
NCUA Guaranteed Notes
2.650% due 10/29/20 "	4,189,242	4,084,989
2.900% due 10/29/20 "	410,000	399,277
Nomura Asset Acceptance Corp 6.500% due 02/25/35 " ~	4,448,782	4,568,348
RAAC Series 6.000% due 09/25/34 "	1,945,681	1,928,053
RBSSP Resecuritization Trust 3.436% due 12/26/35 " § ~	2,680,367	2,718,590
Residential Asset Securitization Trust
0.761% due 07/25/36 " §	1,456,060	725,802
6.000% due 08/25/36 "	3,801,626	2,748,179
Sequoia Mortgage Trust 0.461% due 07/20/36 " §	8,620,958	7,045,809
Structured Adjustable Rate Mortgage Loan Trust
0.561% due 08/25/37 " §	2,081,571	1,365,588
2.602% due 05/25/34 " §	2,771,683	2,621,865
5.674% due 05/25/36 " §	7,436,096	6,286,241
5.701% due 05/25/36 " §	11,432,095	8,854,826
Thornburg Mortgage Securities Trust 0.371% due 11/25/46 " §	1,525,049	1,505,376
Wachovia Mortgage Loan Trust LLC
0.341% due 01/25/37 " §	889,396	521,138
0.441% due 01/25/37 " §	2,063,398	1,213,415
Washington Mutual Alternative Mortgage Pass-Through Certificates
0.491% due 12/25/36 " §	2,715,723	1,691,548
6.000% due 07/25/36 "	1,929,415	1,178,884
Washington Mutual Mortgage Pass-Through Certificates
0.531% due 12/25/45 " §	2,460,140	2,106,580
0.581% due 08/25/45 " §	8,814,063	7,518,616
0.800% due 07/25/44 " §	1,024,934	810,721
2.657% due 02/25/33 " §	2,096,166	2,059,957
2.711% due 09/25/33 " §	890,757	859,710
5.414% due 06/25/37 " §	8,909,950	6,708,025
5.489% due 11/25/36 " §	5,650,000	4,177,980
5.691% due 10/25/36 " §	3,330,558	2,727,419
5.723% due 08/25/46 " §	2,800,000	2,058,644
5.735% due 07/25/37 " §	14,046,650	11,643,612
5.743% due 05/25/37 " §	22,926,742	20,969,945
Wells Fargo Mortgage Loan Trust 3.151% due 08/27/35 " § ~	7,061,796	7,041,704
Wells Fargo Mortgage-Backed Securities Trust
6.000% due 06/25/37 "	8,231,459	7,705,901
6.000% due 08/25/37 "	6,317,838	6,109,135
38.216% due 07/25/37 " §	1,390,367	2,144,151

		352,265,670

Fannie Mae - 18.8%

3.500% due 01/01/26 - 01/01/41 "	96,900,000	97,228,197
4.000% due 01/01/41 - 02/01/41 "	94,500,000	93,999,380
4.500% due 04/01/23 - 01/01/41 "	33,969,451	35,147,686
5.500% due 01/01/41 - 02/01/41 "	122,200,000	130,672,625
6.000% due 01/01/41 - 12/01/41 "	159,500,000	173,276,548
6.500% due 01/01/41 "	23,400,000	26,006,900

		556,331,336

Freddie Mac - 2.0%

4.000% due 01/01/41 "	1,000,000	992,969
4.500% due 09/01/40 "	14,735,507	15,118,601
5.000% due 12/01/35 "	11,038,925	11,634,437
5.373% due 06/01/37 " §	593,404	632,413
5.421% due 07/01/37 " §	978,192	1,042,870
5.453% due 06/01/37 " §	4,677,960	4,978,440
5.495% due 06/01/37 " §	644,836	686,930
5.500% due 08/01/37 - 01/01/41 "	18,926,970	20,184,337
5.826% due 11/01/36 - 01/01/37 " §	2,676,283	2,839,762

		58,110,759

Government National Mortgage Association - 11.1%

0.890% due 08/20/60 " §	1,264,622	1,262,787
3.500% due 01/01/41 "	31,900,000	30,723,687
4.000% due 01/01/41 "	111,800,000	112,484,882

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
DIVERSIFIED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Principal
	Amount	Value
4.500% due 01/01/41 "	$56,800,000	$58,983,278
5.000% due 01/15/40 - 11/20/40 "	57,018,524	60,897,529
5.500% due 01/01/41 "	27,800,000	30,028,096
6.000% due 01/01/41 "	31,000,000	33,985,823

		328,366,082

Total Mortgage-Backed Securities
(Cost $1,352,199,812)		1,354,296,070

ASSET-BACKED SECURITIES - 5.0%

ACE Securities Corp 1.041% due 04/25/34 " §	2,933,663	2,515,406
Aegis Asset-Backed Securities Trust 1.281% due 04/25/34 " §	2,212,558	1,879,006
AESOP Funding II LLC 4.640% due 05/20/16 " ~	1,890,000	1,992,902
Ameriquest Mortgage Securities Inc 0.606% due 04/25/34 " §	3,008,676	2,610,358
Argent Securities Inc 0.861% due 10/25/34 " §	6,950,000	6,039,755
Asset-Backed Funding Certificates 0.701% due 06/25/35 " §	4,730,000	4,557,871
Asset-Backed Securities Corp Home Equity
0.681% due 05/25/35 " §	1,347,410	1,340,694
0.771% due 07/25/35 " §	1,700,000	1,469,074
0.791% due 06/25/34 " §	3,821,240	3,655,314
Avis Budget Rental Car Funding AESOP LLC 3.150% due 03/20/17 " ~	2,210,000	2,160,955
Bear Stearns Asset-Backed Securities Trust 0.831% due 09/25/34 " §	1,913,000	1,712,619
Brazos Higher Education Authority Inc 1.485% due 02/25/35 " §	5,600,000	5,209,635
Citigroup Mortgage Loan Trust Inc
0.331% due 05/25/37 " §	2,121,339	1,733,925
0.411% due 08/25/36 " §	1,168,768	835,589
0.691% due 07/25/35 " §	1,455,000	1,297,449
Countrywide Asset-Backed Certificates 0.321% due 11/25/37 " §	6,338,138	5,948,329
Countrywide Home Equity Loan Trust 0.410% due 11/15/36 " §	367,964	280,136
Credit-Based Asset Servicing & Securitization LLC
0.781% due 07/25/33 " §	1,634,812	1,197,646
4.885% due 02/25/37 " §	656,837	637,183
Education Funding Capital Trust I 2.430% due 12/15/42 " §	4,450,000	4,210,741
Entrust Financial Services Volunteer LLC 1.389% due 10/25/35 " § ~	3,650,000	3,421,942
GSAA Trust 0.421% due 07/25/36 " §	3,380,821	1,765,295
GSAMP Trust 0.811% due 03/25/34 " §	8,521,758	8,366,670
Harley-Davidson Motorcycle Trust 5.350% due 03/15/13 "	587,309	593,468
Helios Finance LP CDO (Cayman) 0.961% due 10/20/14 " § ~ Δ	1,194,741	1,187,015
Hertz Vehicle Financing LLC 5.290% due 03/25/16 " ~	3,380,000	3,674,835
Home Equity Asset Trust 0.691% due 02/25/36 " § Δ	2,000,000	1,084,277
Keycorp Student Loan Trust 0.548% due 10/25/32 " §	2,826,511	2,758,143
Nelnet Education Loan Funding Inc 1.090% due 02/25/39 " §	3,650,000	3,303,195
North Carolina State Education Assistance Authority 1.211% due 07/25/41 " §	6,100,000	5,930,115
NorthStar Education Finance Inc 1.762% due 01/29/46 " §	6,100,000	4,766,558
Novastar Home Equity Loan 1.321% due 12/25/33 " §	3,090,397	2,792,837
Option One Mortgage Loan Trust 0.351% due 04/25/37 " §	472,252	464,492
Origen Manufactured Housing
1.756% due 10/15/37 " §	12,100,000	9,581,605
3.756% due 04/15/37 " §	12,700,000	7,874,000
PAMCO CLO 7.910% due 08/06/11 "	2,549,959	509,997
Park Place Securities Inc
0.881% due 10/25/34 " §	1,437,730	1,368,031
0.941% due 12/25/34 " §	8,279,008	7,703,911
0.961% due 12/25/34 " §	4,156,210	4,018,714
Residential Asset Mortgage Products Inc
0.671% due 11/25/35 " § Δ	2,000,000	1,428,571
5.350% due 02/25/33 " §	3,319,818	2,658,583
Residential Asset Securities Corp
0.411% due 06/25/36 " §	5,554,418	5,097,778
0.671% due 11/25/35 " § Δ	3,820,000	2,296,139
Saxon Asset Securities Trust 0.721% due 05/25/35 " §	2,904,228	2,543,887
SLM Student Loan Trust
0.398% due 01/25/27 " §	4,100,000	3,874,784
0.592% due 12/15/25 " § ~	3,900,000	3,660,992
Structured Asset Investment Loan Trust 1.261% due 10/25/33 " §	1,200,000	1,030,447
Washington Mutual Asset-Backed Certificates 0.351% due 05/25/47 " §	1,362,337	1,291,823
Wells Fargo Home Equity Trust 0.671% due 11/25/35 " §	2,950,000	2,653,320

Total Asset-Backed Securities
(Cost $150,004,967)		148,986,011

U.S. GOVERNMENT AGENCY ISSUES - 4.5%

Fannie Mae
0.000% due 10/09/19	8,290,000	5,245,688
1.500% due 06/26/13	5,600,000	5,683,765
4.375% due 10/15/15	35,060,000	38,634,017
5.000% due 03/15/16	2,910,000	3,291,324
5.625% due 07/15/37	3,345,000	3,772,635
6.625% due 11/15/30	3,540,000	4,480,107
Farmer Mac Guaranteed Notes Trust 5.125% due 04/19/17 ~	8,400,000	9,150,842
Federal Home Loan Bank
0.200% due 04/20/11	15,000,000	15,001,980
0.240% due 10/28/11	28,040,000	28,016,250
Freddie Mac 0.875% due 10/28/13	16,940,000	16,863,092
Tennessee Valley Authority 5.250% due 09/15/39	1,990,000	2,111,840

Total U.S. Government Agency Issues
(Cost $130,705,215)		132,251,540

U.S. TREASURY OBLIGATIONS - 11.3%

U.S. Treasury Bonds - 3.2%

4.250% due 11/15/40	1,610,000	1,584,089
4.375% due 11/15/39	13,340,000	13,412,956
4.375% due 05/15/40	79,480,000	79,877,082

		94,874,127

U.S. Treasury Inflation Protected Securities - 2.7%

1.250% due 07/15/20 ∧	31,659,343	32,460,736
2.125% due 02/15/40 ∧	9,683,616	10,287,331

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
DIVERSIFIED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Principal
	Amount	Value
2.375% due 01/15/27 ∧	$1,344,768	$1,497,840
2.500% due 01/15/29 ∧ ‡	12,366,290	14,070,525
3.875% due 04/15/29 ∧ ‡	15,272,533	20,530,820

		78,847,252

U.S. Treasury Notes - 4.1%

2.625% due 08/15/20	4,960,000	4,703,087
2.625% due 11/15/20	96,430,000	90,975,726
2.750% due 05/31/17	13,770,000	13,947,509
2.750% due 12/31/17	12,990,000	13,020,449

		122,646,771

U.S. Treasury Strips - 1.3%

0.000% due 02/15/25	66,370,000	36,950,967

Total U.S. Treasury Obligations
(Cost $336,625,262)		333,319,117

FOREIGN GOVERNMENT BONDS & NOTES - 1.9%

Brazil Notas do Tesouro Nacional ‘F’ (Brazil)
10.000% due 01/01/12	BRL 41,359,000	24,467,019
10.000% due 01/01/14	2,656,000	1,515,400
10.000% due 01/01/17	10,353,000	5,716,928
Malaysia Government Bond (Malaysia) 3.835% due 08/12/15	MYR 21,520,000	7,099,004
Mexican Bonos (Mexico)
8.000% due 06/11/20	MXN 142,420,000	12,408,415
10.000% due 12/05/24	14,760,000	1,492,851
Russian Foreign Bond - Eurobond (Russia) 7.500% due 03/31/30 ~	$4,340,750	5,030,929

Total Foreign Government Bonds & Notes
(Cost $57,346,644)		57,730,546

MUNICIPAL BONDS - 0.9%

Kentucky Higher Education Student Loan Corp 1.487% due 05/01/34 §	2,850,000	2,803,859
Los Angeles Water Department CA 6.574% due 07/01/45	2,020,000	2,062,218
Municipal Electric Authority GA 6.655% due 04/01/57	760,000	735,847
Municipal Electric Authority GA ‘J’ 6.637% due 04/01/57	1,360,000	1,330,760
Pennsylvania Higher Education Assistance Agency
1.120% due 05/01/46 §	925,000	835,679
1.593% due 05/01/46 §	19,025,000	16,896,445
State of California 7.300% due 10/01/39	2,100,000	2,117,010

Total Municipal Bonds
(Cost $26,789,475)		26,781,818

PURCHASED OPTIONS - 0.0%
(See Note (i) to Notes to Schedule of Investments)
(Cost $175,615)		136,500

SHORT-TERM INVESTMENTS - 20.9%

Foreign Government Issues - 0.5%

Egypt Treasury Bills (Egypt)
8.780% due 02/15/11	EGP 8,550,000	1,457,431
8.985% due 02/22/11	11,575,000	1,969,291
8.990% due 03/08/11	34,475,000	5,851,545
9.646% due 05/24/11	15,925,000	2,647,473
9.102% due 03/08/11	10,575,000	1,794,926

		13,720,666

U.S. Treasury Bills - 5.1%

0.101% due 02/24/11	$25,700,000	25,696,145
0.119% due 04/21/11	25,700,000	25,690,689
0.122% due 04/14/11	42,800,000	42,785,162
0.157% due 06/09/11	14,600,000	14,590,130
0.183% due 06/23/11	42,800,000	42,765,033

		151,527,159

U.S. Government Agency Issues - 6.8%

Fannie Mae
0.188% due 05/16/11	12,016,000	12,007,602
0.203% due 05/02/11	25,000,000	24,990,075
0.241% due 05/09/11 ‡	250,000	249,895
Federal Home Loan Bank 0.510% due 05/06/11	70,000,000	69,971,300
Freddie Mac
0.181% due 04/01/11	50,000,000	49,987,800
0.183% due 05/09/11 ‡	414,000	413,826
0.186% due 05/26/11	30,010,000	29,995,685
0.274% due 02/22/11	13,000,000	12,994,930

		200,611,113

Repurchase Agreements - 8.5%

Bank of America Corp 0.090% due 01/03/11 (Dated 12/31/10, repurchase price of $91,506,686; collateralized by U.S. Treasury Notes: 3.250% due 12/31/16 and value $56,064,288; and U.S. Treasury Bonds: 4.375% due 11/15/39 and value $37,271,805)	91,506,000	91,506,000
Fixed Income Clearing Corp 0.010% due 01/03/11 (Dated 12/31/10, repurchase price of $75,193,049; collateralized by Federal Home Loan Bank: 0.000% due 01/10/11 and value $76,700,000)	75,192,987	75,192,987
The Goldman Sachs Group Inc 0.150% due 01/03/11 (Dated 12/31/10, repurchase price of $83,495,044; collateralized by Freddie Mac: 1.920% due 11/10/15 and value $85,148,325)	83,494,000	83,494,000

		250,192,987

Total Short-Term Investments
(Cost $616,008,460)		616,051,925

TOTAL INVESTMENTS - 126.8%
(Cost $3,696,736,961)		3,749,495,127

OTHER ASSETS & LIABILITIES, NET - (26.8%)		(792,594,013)

NET ASSETS - 100.0%		$2,956,901,114

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
DIVERSIFIED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

Notes to Schedule of Investments

(a)	As of December 31, 2010, the portfolio was diversified as a percentage of net assets as follows:

Mortgage-Backed Securities	45.8%
Corporate Bonds & Notes	34.8%
Short-Term Investments	20.9%
U.S. Treasury Obligations	11.3%
Asset-Backed Securities	5.0%
U.S. Government Agency Issues	4.5%
Foreign Government Bonds & Notes	1.9%
Senior Loan Notes	1.7%
Municipal Bonds	0.9%

126.8%
Other Assets & Liabilities, Net	(26.8%)

100.0%

(b)	As of December 31, 2010, the portfolio’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows:

AAA/U.S. Government & Agency Issues	54.9%
A-1 (Short-Term Debt only)	6.7%
AA	6.2%
A	10.7%
BBB	8.0%
BB	3.5%
B	1.8%
CCC	2.1%
CC	0.6%
C	0.2%
D	0.4%
Not Rated	4.9%

100.0%

(c)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(d)	Investments with a total aggregate value of $2,835 or less than 0.1% of the net assets were in default as of December 31, 2010.

(e)	As of December 31, 2010, 0.3% of the portfolio’s net assets were reported illiquid by the portfolio manager or adviser under the Fund’s policy.

(f)	As of December 31, 2010, investments with a total aggregated value of $5,571,571 were fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts.

(g)	Open futures contracts outstanding as of December 31, 2010 were as follows:

			Unrealized
	Number of	Notional	Appreciation
Long Futures Outstanding	Contracts	Amount	(Depreciation)
Eurodollar (03/11)	111	$111,000,000	$17,852
Ultra Long U.S. Treasury 30-Year Bonds (03/11)	299	29,900,000	(978,417)
U.S. Treasury 2-Year Notes (03/11)	846	169,200,000	(257,047)
U.S. Treasury 10-Year Notes (03/11)	2,329	232,900,000	(1,841,570)

			(3,059,182)

Short Futures Outstanding
Euro-Bund 10-Year Notes (03/11)	312	EUR 31,200,000	(316,536)
U.S. Treasury 5-Year Notes (03/11)	3,651	$365,100,000	6,459,034
U.S. Treasury 30-Year Bonds (03/11)	980	98,000,000	3,949,323

			10,091,821

Total Futures Contracts			$7,032,639

(h)	Forward foreign currency contracts outstanding as of December 31, 2010 were as follows:

Contracts		Principal Amount
to Buy or		Covered by			Unrealized
to Sell	Currency	Contracts	Expiration	Counterparty	Depreciation
Sell	EUR	22,643,240	02/11	CIT	($317,359)
Sell	JPY	1,374,890,000	02/11	CIT	(201,583)

					($518,942)

(i)	Purchased options outstanding as of December 31, 2010 were as follows:

Options on Exchange-Traded Futures Contracts

	Exercise	Expiration	Counter-	Number of
Description	Price	Date	party	Contracts	Cost	Value
Call - CME Eurodollar Midcurve 2-Year Futures (03/11)	$98.25	03/11/11	ADV	520	$175,615	$136,500

Total Purchased Options					$175,615	$136,500

(j)	Transactions in written options for the year ended December 31, 2010 were as follows:

	Number of
	Contracts	Premium
Outstanding, December 31, 2009	2,330	$1,128,353
Call Options Written	3,769	1,788,632
Put Options Written	4,447	2,071,463
Call Options Expired	(1,199)	(514,304)
Put Options Expired	(2,125)	(717,625)
Call Options Closed	(2,146)	(1,240,825)
Put Options Closed	(3,383)	(1,658,296)

Outstanding, December 31, 2010	1,693	$857,398

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
DIVERSIFIED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

(k)	Premiums received and value of written options outstanding as of December 31, 2010 were as follows:

Options on Exchange-Traded Futures Contracts

	Exercise	Expiration	Counter-	Number of
Description	Price	Date	party	Contracts	Premium	Value
Call - CBOT 10-Year U.S. Treasury Note Futures (03/11)	$122.00	02/18/11	ADV	192	$134,376	($150,000)
Call - CME Eurodollar Midcurve 2-Year Futures (03/11)	98.50	03/11/11	ADV	520	72,273	(58,500)
Call - CME Eurodollar Futures (03/11)	98.75	03/14/11	ADV	159	154,508	(356,756)
Call - CME Eurodollar Futures (03/11)	98.88	03/14/11	ADV	149	126,166	(288,688)
Call - CME Eurodollar Futures (03/11)	99.63	03/14/11	ADV	134	21,339	(23,450)

					508,662	(877,394)

Put - CBOT 10-Year U.S. Treasury Note Futures (03/11)	121.00	02/18/11	MER	153	85,565	(267,750)
Put - CBOT 10-Year U.S. Treasury Note Futures (03/11)	122.50	02/18/11	MER	191	187,395	(513,312)
Put - CBOT 10-Year U.S. Treasury Note Futures (03/11)	124.00	02/18/11	MER	61	41,036	(234,469)
Put - CME Eurodollar Futures (03/11)	99.63	03/14/11	ADV	134	34,740	(20,100)

					348,736	(1,035,631)

Total Written Options					$857,398	($1,913,025)

(l)	Swap agreements outstanding as of December 31, 2010 were as follows:

Interest Rate Swaps

							Upfront
							Premiums
	Counter-	Pay/Receive	Fixed	Expiration	Notional		Paid	Unrealized
Floating Rate Index	party	Floating Rate	Rate	Date	Amount	Value	(Received)	Depreciation
3-Month USD-LIBOR	BRC	Receive	0.000%	02/15/25	$63,120,000	($3,451,048)	$-	($3,451,048)

Total Return Swaps

							Upfront
							Premiums
			Counter-	Expiration	Notional		Paid	Unrealized
Receive		Pay	party	Date	Amount	Value	(Received)	Depreciation
Interest from:	Fannie Mae 30-Year IO 4.000% Index Fannie Mae 30-Year IO 4.500% Index Fannie Mae 30-Year IO 5.000% Index	1-Month USD-LIBOR	BRC	01/12/40	$17,199,373	$14,263	$433,251	($418,988)

Total Swap Agreements						($3,436,785)	$433,251	($3,870,036)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
DIVERSIFIED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

(m)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 15 in the Notes to Financial Statements) as of December 31, 2010:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2010	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Corporate Bonds & Notes	$1,029,850,089	$-	$1,029,850,089	$-
	Senior Loan Notes	50,091,511	-	50,091,511	-
	Mortgage-Backed Securities	1,354,296,070	-	1,348,537,415	5,758,655
	Asset-Backed Securities	148,986,011	-	129,798,870	19,187,141
	U.S. Government Agency Issues	132,251,540	-	132,251,540	-
	U.S. Treasury Obligations	333,319,117	-	333,319,117	-
	Foreign Government Bonds & Notes	57,730,546	-	57,730,546	-
	Municipal Bonds	26,781,818	-	9,049,694	17,732,124
	Short-Term Investments	616,051,925	-	616,051,925	-
	Derivatives:
	Interest Rate Contracts
	Futures	10,426,209	10,426,209	-	-
	Purchased Options	136,500	136,500	-	-
	Swaps	14,263	-	-	14,263

	Total Interest Rate Contracts	10,576,972	10,562,709	-	14,263

	Total Assets - Derivatives	10,576,972	10,562,709	-	14,263

	Total Assets	3,759,935,599	10,562,709	3,706,680,707	42,692,183

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(518,942)	-	(518,942)	-
	Interest Rate Contracts
	Futures	(3,393,570)	(3,393,570)	-	-
	Written Options	(1,913,025)	(1,913,025)	-	-
	Swaps	(3,451,048)	-	(3,451,048)	-

	Total Interest Rate Contracts	(8,757,643)	(5,306,595)	(3,451,048)	-

	Total Liabilities - Derivatives	(9,276,585)	(5,306,595)	(3,969,990)	-

	Total Liabilities	(9,276,585)	(5,306,595)	(3,969,990)	-

	Total	$3,750,659,014	$5,256,114	$3,702,710,717	$42,692,183

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the portfolio’s assets and liabilities (See Note 15 in the Notes to Financial Statements) for the year ended December 31, 2010:

								Change in Net
								Unrealized
								Appreciation
								(Depreciation)
					Total Change			on Level 3
					in Net	Transfers		Holdings
	Value,	Net	Accrued	Total Net	Unrealized	In and/or		Held at the End
	Beginning	Purchases	Discounts	Realized Gains	Appreciation	Out of	Value,	of Year,
	of Year	(Sales)	(Premiums)	(Losses)	(Depreciation)	Level 3	End of Year	if Applicable
Corporate Bonds & Notes	$-	$-	$-	($10,000,000)	$10,000,000	$-	$-	$-
Mortgage-Backed Securities	-	5,817,007	893	10,350	(69,595)	-	5,758,655	(69,595)
Asset-Backed Securities	2,919,141	16,306,655	344,430	11,470	(394,555)	-	19,187,141	(394,555)
Municipal Bonds	-	17,546,562	27,700	108,140	49,722	-	17,732,124	49,722
Derivatives:
Interest Rate Contracts
Swaps	144,650	253,330	-	179,921	(563,638)	-	14,263	(418,988)

	$3,063,791	$39,923,554	$373,023	($9,690,119)	$9,021,934	$-	$42,692,183	($833,416)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
FLOATING RATE LOAN PORTFOLIO
Schedule of Investments
December 31, 2010

	Shares	Value
COMMON STOCKS - 0.4%

Consumer Discretionary - 0.4%

Euramax Holdings Inc ‘A’ * ◊	947	$288,957
Metro-Goldwyn-Mayer Studios Inc * ◊	178,408	4,281,792

		4,570,749

Total Common Stocks
(Cost $4,342,094)		4,570,749

	Principal
	Amount

SENIOR LOAN NOTES - 97.5%

Consumer Discretionary - 38.9%

1-800 Contacts Inc 7.700% due 03/04/15 §	$1,814,377	1,809,841
Advantage Sales & Marketing Inc Term B 5.250% due 12/18/17 §	2,425,000	2,435,003
Affinion Group Inc Term B 5.000% due 10/10/16 §	2,977,500	2,968,660
Alliance Laundry Systems LLC Term B 6.250% due 09/23/16 §	978,947	991,592
Allied Security Holdings LLC Term B 7.750% due 02/18/15 §	988,014	997,586
Allison Transmission Inc Term B 3.027% due 08/07/14 §	6,820,034	6,677,952
AMC Entertainment Inc Term C (Extended) 3.503% due 12/16/16 §	1,984,334	1,992,397
Amscan Holdings Inc Term B 7.349% due 12/04/17 §	2,019,938	2,021,832
ARAMARK Corp
2.178% due 01/27/14 §	2,105,790	2,092,064
(Extended Letter of Credit)
3.506% due 07/26/16 §	307,355	307,568
(Synthetic Letter of Credit)
2.131% due 01/27/14 §	169,638	168,533
Term B (Extended)
3.553% due 07/26/16 §	4,673,529	4,676,773
Ascend Learning LLC Term B 7.750% due 12/06/16 §	1,450,000	1,424,625
Asurion Corp
(1st Lien)
3.267% due 07/03/14 §	11,356,250	10,804,404
Tranche B2 (Incremental Term Loan)
6.750% due 03/31/15 §	1,775,000	1,782,132
Atlantic Broadband Finance LLC Term Loan B 5.000% due 11/27/15 §	1,833,913	1,848,527
Autotrader.com Inc (New Term Loan B) due 12/11/16 § ¥	1,500,000	1,510,782
BBHI Acquisition LLC Term B 4.500% due 12/14/17 §	1,625,000	1,637,188
Brickman Group Holdings Inc Term B (New Term Loan) 7.250% due 10/14/16 §	2,525,000	2,560,772
Burger King Corp Term B (New Term Loan) 6.250% due 10/19/16 §	6,725,000	6,831,282
Caesars Entertainment Operating Co
Term B1
3.288% due 01/28/15 §	4,000,000	3,622,188
Term B3
3.288% due 01/28/15 §	2,481,151	2,245,248
Carmike Cinemas Inc Term B 5.500% due 01/27/16 §	1,854,604	1,864,871
Catalina Marketing Corp 3.011% due 10/01/14 §	10,059,381	10,009,084
Cedar Fair LP Term B 5.500% due 12/15/16 §	1,969,468	1,993,031
Cengage Learning Acquisitions Inc 2.550% due 07/03/14 §	5,362,831	5,057,820
Cequel Communications LLC (New Term Loan) 2.265% due 11/05/13 §	11,919,041	11,824,023
Charter Communications Operating LLC
(Extended)
3.560% due 09/06/16 §	9,924,812	9,816,264
(Replacement Term Loan)
2.260% due 03/06/14 §	4,164,347	4,118,681
Cinemark USA Inc (Extended) 3.529% due 04/29/16 §	2,977,444	2,996,985
Club Corp Inc Term B 6.000% due 11/09/16 §	825,000	831,703
Cumulus Media Inc Term B 4.011% due 06/11/14 §	9,685,529	9,128,611
Dana Corp Term B 4.534% due 01/30/15 §	10,419,991	10,490,003
Dave & Buster’s Inc (New Term Loan) 6.000% due 06/01/16 §	1,990,000	1,992,488
Denny’s Inc Term B 6.500% due 09/20/16 §	960,000	973,200
DineEquity Inc Term B 6.000% due 10/19/17 §	3,329,111	3,386,831
Dollar General Corp Tranche B2 3.010% due 07/07/14 §	4,524,587	4,528,433
Dunkin Brands Term B 5.750% due 11/23/17 §	2,725,000	2,761,084
Education Management LLC
Term C
2.063% due 06/03/13 §	5,279,967	5,162,266
Term C2 (Extended)
5.750% due 06/01/16 §	3,091,741	3,036,532
Entercom Communication LLC Term A 1.456% due 06/30/12 §	2,759,125	2,691,297
Euramax International Inc
(Cash Pay Term Loan)
10.000% due 06/29/13 §	4,160,833	3,952,791
(PIK Pay Term Loan)
14.000% due 06/29/13 §	3,946,762	3,749,424
Federal-Mogul Corp
Term B
2.206% due 12/29/14 §	12,368,651	11,566,902
Term C
2.199% due 12/28/15 §	6,407,249	5,991,925
Ford Motor Co Term B1 3.026% due 12/16/13 §	9,189,377	9,165,099
FTD Inc Term B 6.750% due 08/26/14 §	701,252	703,005
General Nutrition Centers Inc Term B 2.536% due 09/16/13 §	8,847,794	8,798,026
Getty Images Inc (New Term Loan) 5.250% due 11/07/16 §	2,493,750	2,518,376
Harbor Freight Tools USA Inc (1st Lien) 6.500% due 12/22/17 §	2,375,000	2,375,000
InfoGROUP Inc Term B (New Term Loan) 6.250% due 07/01/16 §	995,000	1,005,365
Insight Midwest Holdings LLC (Initial Term Loan) 2.021% due 04/07/14 §	1,379,012	1,345,399
Interactive Data Corp Term B 6.750% due 01/27/17 §	1,965,125	1,995,822
Isle of Capri Casinos Inc
Term A (New Delayed Draw Term Loan)
5.000% due 11/25/13 §	1,556,207	1,559,320
Term B (New Delayed Draw Term Loan)
5.000% due 11/25/13 §	1,769,343	1,772,882
Term B (New Term Loan)
5.000% due 11/25/13 §	4,423,359	4,432,205

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
FLOATING RATE LOAN PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Principal
	Amount	Value
Language Line LLC Term B (New Term Loan) 6.250% due 07/03/16 §	$2,825,000	$2,853,250
Las Vegas Sands LLC
(Extended Delayed Draw Term Loan)
3.030% due 11/23/16 §	702,225	677,135
Term B (Extended)
3.030% due 11/23/16 §	3,484,029	3,359,287
Live Nation Entertainment Inc Term B 4.500% due 11/07/16 §	3,126,375	3,131,559
LodgeNet Entertainment Corp 2.310% due 04/04/14 §	875,740	813,709
Mediacom Broadband LLC Tranche F 4.500% due 10/23/17 §	3,980,000	3,931,910
Mediacom LLC Tranche E 4.500% due 10/23/17 §	5,972,494	5,860,509
Michaels Stores Inc
Term B1
2.563% due 10/31/13 §	9,955,493	9,713,426
Term B2
4.813% due 07/31/16 §	8,196,801	8,209,243
Midcontinent Communications Term B 6.250% due 12/31/16 §	1,995,000	2,019,106
Miramax Films NY LLC (1st Lien) 7.750% due 05/20/16 §	1,300,000	1,319,500
National Bedding LLC (Extended 1st Lien Term Loan) 3.818% due 11/28/13 §	4,483,187	4,460,771
Nelson Education Ltd 2.803% due 07/05/14 §	2,346,631	2,018,103
Nielsen Finance LLC
Class A
2.264% due 08/09/13 §	5,526,307	5,472,033
Class B
4.014% due 05/02/16 §	12,352,393	12,310,481
Orbitz Worldwide Inc 3.277% due 07/25/14 §	3,000,000	2,810,625
OSI Restaurant Partners LLC
(Revolving Letter of Credit)
2.560% due 06/14/13 §	497,890	476,522
Term B
2.625% due 06/14/14 §	5,153,162	4,932,004
Petco Animal Supplies Inc Term B1 6.000% due 11/24/17 §	1,625,000	1,638,072
Phillips-Van Heusen Corp Tranche B 4.750% due 05/06/16 §	3,036,521	3,081,109
Pilot Travel Centers LLC Term B 5.250% due 06/30/16 §	2,581,677	2,624,274
Polymer Group Inc Tranche 2 (Extending) 7.000% due 11/24/14 §	3,457,536	3,457,536
Protection One Alarm Monitoring Inc Term B (New Term Loan) 6.000% due 05/16/16 §	4,795,513	4,813,496
QCE LLC Term B (1st Lien) 5.010% due 05/05/13 §	991,672	886,307
RE/MAX International Inc (New Term Loan) 5.500% due 04/15/16 §	1,985,000	1,997,406
Regal Cinemas Corp (New Term Loan) 3.803% due 11/21/16 §	7,329,688	7,366,336
RGIS Holdings LLC
(Delayed Draw Term Loan)
2.803% due 04/30/14 §	104,762	97,952
Term B
2.781% due 04/30/14 §	2,095,238	1,959,048
Sabre Inc Term B 2.271% due 09/30/14 §	14,064,242	13,137,464
Sagittarius Restaurants LLC Term B 7.510% due 05/18/15 §	1,145,625	1,147,773
ServiceMaster Co
2.775% due 07/24/14 §	4,523,731	4,347,305
(Delayed Draw Term Loan)
2.770% due 07/24/14 §	450,496	432,927
Six Flags Theme Parks Inc Term B (Add on) 5.500% due 06/30/16 §	3,835,065	3,875,813
Tenneco Inc Tranche B 5.053% due 06/03/16 §	1,990,000	2,006,169
The Goodyear Tire & Rubber Co (2nd Lien) 1.960% due 04/30/14 §	3,110,000	3,036,138
The Neiman Marcus Group Inc Term B2 (Extended) 4.303% due 04/06/16 §	6,763,092	6,706,032
The Weather Channel Holding Corp (Replacement Term Loan) 5.000% due 09/14/15 §	8,122,551	8,185,159
TI Automotive Ltd 9.500% due 07/01/16 §	997,500	1,009,969
Travelport LLC
(Extended Delayed Draw Term Loan)
4.963% due 08/21/15 §	2,981,992	2,832,147
Term B (Extended)
4.963% due 08/21/15 §	4,231,616	4,018,977
Tranche S
4.803% due 08/21/15 §	768,384	729,773
United Components Inc Term B 6.250% due 03/23/17 §	723,188	730,781
Universal City Development Partners Ltd Term B (New Term Loan) 5.500% due 11/06/14 §	4,962,406	5,015,112
Univision Communications Inc
(Extended)
4.511% due 03/31/17 §	5,572,473	5,307,781
(Initial Term Loan)
2.511% due 09/29/14 §	5,572,474	5,334,574
USI Holdings Corp (Incremental Term Loan) 7.000% due 05/05/14 §	3,574,750	3,539,002
Vertrue Inc (1st Lien) 3.310% due 08/16/14 §	1,000,000	857,500
Visant Corp Term B 7.000% due 12/22/16 §	1,446,375	1,464,605
VML US Finance LLC
Term B
4.800% due 05/27/13 §	9,977,410	10,021,062
Term B (Delayed Draw Term Loan)
4.800% due 05/25/12 §	2,517,665	2,528,679
Wendy’s/Arby’s Restaurants LLC Term B 5.000% due 05/24/17 §	1,194,000	1,201,313
Zuffa LLC Term B 2.313% due 06/19/15 §	2,954,691	2,910,370

		407,668,831

Consumer Staples - 6.3%

Dean Foods Co Tranche B 1.810% due 04/02/14 §	997,409	957,929
Dole Food Co Inc
Term B
5.059% due 03/02/17 §	1,980,282	1,908,992
Term C
5.039% due 03/02/17 §	4,918,527	4,957,467
Earthbound Holdings III LLC Term B 7.250% due 12/21/16 §	925,000	933,094
Green Mountain Coffee Roaster Inc Term B 5.500% due 12/16/16 §	1,425,000	1,430,047
JRD Holdings Inc 2.520% due 07/02/14 §	2,862,500	2,832,086

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
FLOATING RATE LOAN PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Principal
	Amount	Value
KIK Custom Products Inc
(1st Lien)
2.560% due 06/02/14 §	$3,646,153	$3,135,691
(2nd Lien)
5.303% due 11/30/14 §	2,500,000	1,720,833
(Canadian Term Loan)
2.560% due 06/02/14 §	625,055	537,547
Michael Foods Group Inc Term B 6.261% due 06/29/16 §	962,689	977,931
NBTY Inc Term B 6.250% due 10/02/17 §	2,775,000	2,817,771
Pierre Foods (1st Lien) 7.000% due 09/30/16 §	2,643,375	2,635,664
Pinnacle Foods Holdings Corp
Tranche B
2.761% due 04/02/14 §	4,000,000	3,930,936
Tranche D
6.000% due 04/02/14 §	1,082,190	1,096,168
Prestige Brands Inc Term B 4.750% due 03/24/16 §	2,150,000	2,171,500
Reynolds Group Holdings Inc
(Dollar Term Loan)
6.750% due 05/05/16 §	1,975,000	1,995,574
(Incremental Term Loan)
6.250% due 05/05/16 §	6,171,875	6,229,736
Term D
6.500% due 05/05/16 §	1,625,000	1,643,051
Rite Aid Corp
Term B
2.020% due 06/04/14 §	5,956,984	5,433,622
Tranche 3
6.000% due 06/04/14 §	6,415,293	6,371,188
Roundy’s Supermarkets Inc (Extended) 7.000% due 11/03/13 §	4,966,395	4,974,902
Spectrum Brands Inc (New Term Loan) 8.000% due 06/16/16 §	5,780,000	5,906,888
US Foodservice Inc Term B 2.760% due 07/03/14 §	997,416	913,010

		65,511,627

Energy - 1.5%

Aquilex Holdings LLC 5.500% due 04/01/16 §	884,392	882,918
Big West Oil LLC (New Term Loan) 7.000% due 03/31/16 §	950,000	961,875
Citgo Petroleum Corp
Term B
8.000% due 06/24/15 §	755,625	781,009
Term C
9.000% due 06/23/17 §	5,422,750	5,665,082
Dresser Inc 2.534% due 05/04/14 §	1,000,000	998,906
Obsidian Natural Gas Trust 7.000% due 11/02/15 §	4,275,000	4,328,438
Sheridan Production Partners I LLC
7.500% due 04/20/17 §	1,635,839	1,650,919
Term 1A
7.500% due 04/20/17 §	216,762	218,760
Term 1M
7.500% due 04/20/17 §	132,400	133,620

		15,621,527

Financials - 6.5%

Asset Acceptance Capital Corp Term B 3.803% due 06/05/13 §	2,227,667	2,158,981
BRSP LLC Term B 7.500% due 06/04/14 §	1,989,709	2,004,632
CITCO III Ltd Term B (New Term Loan) due 06/30/14 § ¥	2,776,090	2,692,807
CNO Financial Group Inc Term B (New Term Loan) 7.500% due 09/30/16 §	1,875,000	1,891,406
DSW Holdings Inc 4.288% due 03/02/12 §	13,775,000	13,292,875
Fifth Third Processing Solutions LLC Term B 5.500% due 11/03/16 §	1,200,000	1,211,400
First Data Corp Term B1 3.011% due 09/24/14 §	3,853,124	3,560,830
HarbourVest Partners LLC Term B 6.250% due 12/14/16 §	1,675,000	1,683,375
HUB International Holdings Inc
(Delayed Draw Term Loan)
2.803% due 06/13/14 §	2,897,778	2,818,997
(Initial Term Loan)
2.803% due 06/13/14 §	12,891,426	12,540,947
Term B (Add on)
6.750% due 06/13/14 §	3,950,000	3,956,913
iPayment Inc 2.287% due 05/10/13 §	1,275,593	1,237,325
LPL Holdings Inc (Add on) 5.250% due 06/28/17 §	2,927,875	2,971,793
MSCI Inc (New Term Loan) 4.750% due 06/01/16 §	4,452,625	4,490,196
Nuveen Investments Inc
(1st Lien)
3.297% due 11/13/14 §	2,305,800	2,198,437
(Extended)
5.796% due 05/12/17 §	2,694,200	2,568,750
Shield Finance Co SARL Term B 7.752% due 06/15/16 §	1,157,375	1,157,375
Trans Union LLC Term B 6.750% due 06/15/17 §	5,970,000	6,064,028

		68,501,067

Health Care - 11.8%

Alere Inc (1st Lien) 2.269% due 06/26/14 §	468,918	459,540
Alliance HealthCare Services Inc Term B 5.500% due 06/01/16 §	992,481	994,653
Aveta Inc
Term MMM
8.500% due 04/14/15 §	735,175	728,435
Term NAMM
8.500% due 04/14/15 §	735,175	728,435
Bausch & Lomb Inc
3.543% due 04/24/15 §	4,003,853	3,991,333
(Delayed Draw Term Loan)
3.511% due 04/24/15 §	972,156	970,165
Biomet Inc
Term B
due 03/25/15 § ¥	1,994,846	1,991,995
3.293% due 03/25/15 §	8,930,769	8,918,007
CCS Medical Inc (1st Lien) 9.000% due 03/20/15 §	6,974,104	6,259,259
Community Health Systems Inc
2.544% due 07/25/14 §	9,573,662	9,350,481
(Delayed Draw Term Loan)
2.544% due 07/25/14 §	493,056	481,562
Term B (Extended)
3.794% due 01/25/17 §	4,813,175	4,803,804
ConvaTec Inc 5.750% due 12/22/16 §	875,000	886,747
DaVita Inc Term B (New Term Loan) 4.500% due 10/20/16 §	3,875,000	3,916,865
DJO Finance LLC Term B (New Term Loan) 3.261% due 05/20/14 §	4,192,176	4,134,533

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
FLOATING RATE LOAN PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Principal
	Amount	Value
Fresenius US Finance I Inc
Term C1
4.500% due 09/10/14 §	$1,163,703	$1,174,431
Term C2
4.500% due 09/10/14 §	811,981	819,466
Grifols Inc Term B due 11/23/16 § ¥	2,800,000	2,836,168
Hanger Orthopedic Group Inc Term B 5.250% due 11/17/16 §	875,000	883,750
HCA Inc
Term B
2.553% due 11/18/13 §	10,397,103	10,308,727
Term B2 (Extended)
3.553% due 03/31/17 §	3,000,000	2,999,376
Health Management Associates Inc Term B 2.053% due 02/28/14 §	13,278,698	13,055,456
Ikaria Acquisition Inc (1st Lien) 7.000% due 05/16/16 §	895,000	835,706
IMS Health Inc Term B 5.250% due 02/26/16 §	5,168,768	5,233,378
inVentiv Health Inc (1st Lien) 6.500% due 08/04/16 §	2,985,000	3,012,984
MedAssets Inc (New Term Loan) 5.250% due 11/16/16 §	1,225,000	1,232,911
MPT Operating Partnership LP 5.000% due 05/17/16 §	1,467,625	1,467,625
Multiplan Inc Term B 6.500% due 08/26/17 §	4,288,846	4,339,107
Mylan Laboratories Inc Term B 3.563% due 10/02/14 §	611,307	614,075
Prime Healthcare Services Inc Term B 7.250% due 04/22/15 §	992,500	965,206
Renal Advantage Holdings Inc Term B (New Term Loan) 5.750% due 12/16/16 §	975,000	980,790
Res-Care Inc Term B 6.250% due 12/22/16 §	1,100,000	1,083,500
Select Medical Corp Term B (Extended) 4.042% due 08/22/14 §	7,839,944	7,859,544
TZ Merger Sub Inc (Incremental Term Loan) 5.750% due 08/04/15 §	997,500	1,004,981
Universal Health Services Inc Term B 5.500% due 11/15/16 §	2,825,000	2,866,598
Vanguard Health Holding Co II LLC Term B 5.000% due 01/29/16 §	1,990,013	2,002,864
Warner Chilcott Co LLC
Term A
due 10/30/14 § ¥	1,856,490	1,862,873
6.000% due 10/30/14 §	1,159,322	1,163,308
Term B2
due 04/30/15 § ¥	1,488,495	1,500,046
6.250% due 04/30/15 §	955,340	962,753
Warner Chilcott Corp
(Additional Term Loan)
due 04/30/15 § ¥	693,680	699,268
Term B1
due 04/30/15 § ¥	896,145	903,100
6.250% due 04/30/15 §	573,716	578,167
WC Luxco SARL Term B3 6.500% due 02/22/16 §	1,192,164	1,205,106

		123,067,078

Industrials - 9.7%

AEI Finance Holding LLC
3.303% due 03/30/14 §	3,879,831	3,825,514
(Synthetic Revolver)
3.303% due 03/30/12 §	479,161	472,452
Alliant Holdings I Inc
(Incremental Term Loan)
8.000% due 08/21/14 §	2,140,066	2,182,867
Term B
3.303% due 08/21/14 §	1,724,645	1,690,152
Alpha D2 Ltd
(2nd Lien)
3.957% due 06/30/14 §	2,000,000	1,825,416
Term B
2.707% due 12/31/13 §	2,380,607	2,267,156
Term B2
2.707% due 12/31/13 §	1,608,032	1,531,400
Armstrong World Industries Inc Term B 5.000% due 05/23/17 §	850,000	857,969
BakerCorp Inc Term C 4.787% due 05/08/14 §	2,184,328	2,162,485
Bombardier Recreational Products Inc 3.270% due 06/28/13 §	4,101,266	3,879,113
Brand Energy & Infrastructure Services Inc (New Term Loan) 2.563% due 02/07/14 §	3,084,732	2,980,622
Brenntag Holding GmbH & Co
(Acquisition Term Loan)
3.786% due 01/20/14 §	667,449	668,700
Term B2
3.769% due 01/20/14 §	3,332,551	3,338,800
Bucyrus International Inc Term C 4.250% due 02/19/16 §	1,990,169	2,000,856
CSC Holdings Term B2 (Incremental) 2.011% due 03/29/16 §	1,984,375	1,996,777
DAE Aviation Holdings Inc
Tranche B1
4.040% due 07/31/14 §	2,280,424	2,257,620
Tranche B2
4.040% due 07/31/14 §	2,202,502	2,180,477
Delos Aircraft Inc Term B2 7.000% due 03/17/16 §	1,000,000	1,018,750
Delta Air Lines Inc
(2nd Lien)
3.539% due 04/30/14 §	3,850,067	3,738,777
Term A
2.276% due 04/30/12 §	7,848,547	7,717,736
DynCorp International LLC Term B 6.250% due 07/05/16 §	1,197,000	1,207,474
Goodman Global Holdings Inc (1st Lien) 5.750% due 10/28/16 §	2,319,188	2,334,926
Hawker Beechcraft Acquisition Co LLC
2.272% due 03/26/14 §	5,062,165	4,446,570
LC Facility Deposit
2.289% due 03/26/14 §	303,426	266,528
International Lease Finance Corp Term B1 6.750% due 03/17/15 §	3,000,000	3,056,250
John Maneely Co 3.539% due 12/09/13 §	3,970,942	3,904,996
KAR Holdings Inc Term B 3.020% due 10/18/13 §	2,815,512	2,804,250
Metaldyne Co LLC Term B 7.750% due 10/28/16 §	2,169,563	2,207,530
Pelican Products Inc Term B (New Term Loan) 5.750% due 11/30/16 §	1,000,000	1,006,563
Pike Electric Inc
Term B
2.063% due 07/02/12 §	257,076	247,435
Term C
2.063% due 12/10/12 §	165,767	159,551
Pinafore LLC Term B 6.250% due 09/29/16 §	2,811,871	2,854,803
Rexnord Corp Term B2 2.563% due 07/19/13 §	1,353,838	1,323,941

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
FLOATING RATE LOAN PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Principal
	Amount	Value
Sensata Technologies Finance Co LLC (US Term Loan) 2.038% due 04/26/13 §	$3,977,875	$3,891,356
Ship US Bidco Inc Term B2 6.250% due 10/15/17 §	1,000,000	1,008,500
Swift Transportation Co Inc Term B 6.750% due 12/16/16 §	3,100,000	3,108,138
Synagro Technologies Inc Term B 2.270% due 04/02/14 §	1,984,576	1,766,272
The Hertz Corp
(Synthetic Letter of Credit)
2.034% due 12/21/12 §	358,464	356,423
Tranche B
2.020% due 12/21/12 §	1,928,593	1,917,611
The Manitowoc Co Inc Term A 5.313% due 11/06/13 §	1,245,082	1,253,901
TransDigm Inc Term B 5.000% due 12/06/16 §	2,850,000	2,882,955
Triumph Group Inc Term B 4.500% due 06/16/16 §	773,063	778,281
Vangent Inc Term B 2.290% due 02/14/13 §	5,491,236	5,353,955
VWR Funding Inc 2.761% due 06/30/14 §	4,000,000	3,905,000
Wesco Aircraft Hardware Corp Tranche B 2.520% due 09/30/13 §	979,476	979,476

		101,616,324

Information Technology - 6.2%

Activant Solutions Inc
Term B
2.313% due 05/02/13 §	139,464	137,634
Term B3
4.813% due 02/02/16 §	834,897	835,941
Altegrity Inc
3.054% due 02/21/15 §	2,984,536	2,865,155
(Incremental Term Loan)
7.750% due 02/21/15 §	1,019,875	1,024,974
Applied Systems Inc (1st Lien) 5.500% due 12/06/16 §	1,850,000	1,856,938
Aspect Software Inc Term B (New Term Loan) 6.250% due 04/19/16 §	4,528,847	4,554,322
Booz Allen Hamilton Inc Tranche C 6.000% due 07/31/15 §	3,969,925	3,988,286
Brocade Communications Systems Inc Term B 7.000% due 10/07/13 §	4,633,687	4,688,132
CCC Information Services Inc Term B (New Term Loan) 5.500% due 11/11/15 §	1,875,000	1,890,797
ClientLogic Corp 5.790% due 01/30/14 §	2,102,207	2,007,608
Dealer Computer Services Inc Term B 5.250% due 04/21/17 §	1,889,681	1,905,329
Fidelity National Information Solutions Inc Term B 5.250% due 07/18/16 §	3,291,750	3,337,341
Freescale Semiconductor Inc Term B (Extended) 4.508% due 12/01/16 §	5,107,117	4,960,287
Infor Enterprise Solutions Holdings Inc
(Extended Delayed Draw Term Loan)
6.020% due 07/28/15 §	688,351	658,235
(Extended Initial Term Loan)
6.020% due 07/28/15 §	1,296,105	1,241,345
Microsemi Corp Term B 5.000% due 11/02/17 §	1,050,000	1,059,188
Network Solutions LLC Term B 2.520% due 03/07/14 §	884,187	844,398
SafeNet Inc Term B 2.511% due 04/12/14 §	458,266	442,227
Serena Software Inc Term B 2.303% due 03/10/13 §	2,269,173	2,218,116
SkillSoft Corp Term B 6.500% due 05/26/17 §	995,000	1,005,365
SoftLayer Technologies Term B 7.750% due 11/05/16 §	850,000	854,516
Spansion LLC Term B (Exit Term Loan) 6.500% due 01/08/15 §	2,233,554	2,260,542
SS&C Technologies Holdings Inc (US Term Loan) 2.301% due 11/23/12 §	3,057,376	3,042,090
SunGard Data Systems Inc
(Add on Incremental Term Loan)
6.750% due 02/28/14 §	6,400,759	6,443,433
Tranche B
3.910% due 02/26/16 §	7,449,383	7,405,156
Sunquest Information Systems 6.250% due 12/16/16 §	975,000	975,000
Vertafore Inc Term B 6.750% due 07/29/16 §	1,218,875	1,226,493
Wyle Services Corp (Incremental Term Loan) 7.750% due 03/25/16 §	1,147,123	1,151,424

		64,880,272

Materials - 8.2%

Arizona Chemical Inc Term B 6.750% due 11/21/16 §	717,287	726,702
Berry Plastics Corp Term C 2.284% due 04/03/15 §	3,474,220	3,286,178
Building Materials Corp of America (1st Lien) 3.063% due 02/24/14 §	1,584,338	1,585,989
BWAY Corp
Term B (New Term Loan)
5.522% due 06/16/17 §	1,068,915	1,076,932
Term C (New Term Loan)
5.560% due 06/16/17 §	100,211	100,962
CF Industries Inc Term B1 4.250% due 04/06/15 §	1,585,912	1,596,151
Consolidated Container Co LLC
2.500% due 03/28/14 §	1,994,506	1,844,918
(2nd Lien)
5.750% due 09/28/14 §	2,000,000	1,690,000
Cristal Inorganic Chemicals US Inc (1st Lien) 2.553% due 05/15/14 §	3,480,792	3,447,436
Fairmount Minerals Ltd Term B 6.274% due 08/05/16 §	1,292,107	1,316,603
General Chemical Corp Tranche B 6.751% due 10/06/15 §	798,000	805,980
Georgia-Pacific Corp Term C (New Term Loan) 3.552% due 12/23/14 §	2,976,541	2,992,587
Graham Packaging Co LP
Term C
6.750% due 04/05/14 §	5,486,128	5,550,788
Term D
6.000% due 09/23/16 §	2,394,000	2,424,923
Graphic Packaging International Inc
Term C
due 05/16/14 § ¥	977,465	974,472
3.040% due 05/16/14 §	1,881,209	1,875,449
Huntsman International LLC
(New Term Loan)
1.783% due 04/21/14 §	2,820,630	2,764,601
Term C
2.518% due 06/30/16 §	1,880,420	1,863,966
Ineos US Finance LLC
Term B2
7.501% due 12/16/13 §	4,139,359	4,279,062
Term C2
8.001% due 12/16/14 §	4,494,541	4,646,232

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
FLOATING RATE LOAN PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Principal
	Amount	Value
ISP Chemco Inc 1.813% due 06/04/14 §	$2,976,864	$2,923,840
MacDermid Inc Term B 2.261% due 04/12/14 §	6,594,570	6,304,000
Momentive Performance Materials Inc Term B 2.563% due 12/04/13 §	3,974,133	3,877,530
Momentive Specialty Chemicals Inc
Term C1 (Extended)
4.063% due 05/05/15 §	697,793	690,989
Term C2 (Extended)
4.063% due 05/05/15 §	292,819	289,964
Term C7 (Extended)
4.063% due 05/05/15 §	3,344,536	3,294,368
Nalco Co Term B1 4.500% due 10/05/17 §	1,845,375	1,864,290
Noranda Aluminum Acquisition Corp Term B 2.011% due 05/18/14 §	1,169,839	1,161,065
Novelis Inc Term B (New Term Loan) 5.250% due 12/19/16 §	2,700,000	2,738,813
Omnova Solutions Inc Term B 5.750% due 05/31/17 §	675,000	681,750
Rockwood Specialties Group Inc Tranche H 6.000% due 05/15/14 §	1,256,349	1,266,033
Smurfit-Stone Container Enterprises Inc Term B (Exit Term Loan) 6.750% due 07/15/16 §	10,447,500	10,638,167
Solutia Inc Term B 4.500% due 03/17/17 §	2,713,294	2,734,493
Styron SARL LLC Term B 7.500% due 06/17/16 §	2,071,875	2,106,192

		85,421,425

Telecommunication Services - 5.4%

Alaska Communications Systems Holdings Inc Term B 5.500% due 10/21/16 §	2,375,000	2,388,359
Digicel International
Tranche A
2.813% due 03/30/12 §	12,551,081	12,331,437
Tranche A (Add on)
2.813% due 09/30/12 §	2,500,310	2,456,555
Intelsat Corp
Term B2A
2.790% due 01/03/14 §	3,649,280	3,642,894
Term B2A (Incremental Term Loan)
2.790% due 01/03/14 §	324,918	324,349
Term B2B
2.790% due 01/03/14 §	3,648,154	3,641,770
Term B2B (Incremental Term Loan)
2.790% due 01/03/14 §	324,818	324,249
Term B2C
2.790% due 01/03/14 §	3,648,154	3,641,770
Term B2C (Incremental Term Loan)
2.790% due 01/03/14 §	324,818	324,249
MetroPCS Wireless Inc Term B 2.563% due 11/04/13 §	5,923,228	5,932,444
NTELOS Inc Term B 5.750% due 08/07/15 §	1,984,937	1,995,348
Syniverse Holdings Inc Term B due 12/21/17 § ¥	1,900,000	1,926,125
Telesat Canada
Term I (US Term Loan)
3.270% due 10/31/14 §	913,836	911,551
Term II (US Term Loan)
3.270% due 10/31/14 §	78,495	78,299
UPC Financing Partnership
Term T
4.251% due 12/30/16 §	6,000,000	5,953,500
Term X
4.251% due 12/29/17 §	7,000,000	6,907,033
West Corp Term B4 4.571% due 07/15/16 §	3,969,072	3,986,084

		56,766,016

Utilities - 3.0%

Calpine Corp (First Priority Term Loan) 3.145% due 03/29/14 §	3,758,750	3,760,765
Dynegy Holdings Inc
(Synthetic Letter of Credit)
4.020% due 04/02/13 §	13,414,689	13,347,615
Term B
4.020% due 04/02/13 §	1,068,835	1,063,491
Mach Gen LLC (Letter of Credit) 2.303% due 02/22/13 §	776,504	723,605
Texas Competitive Electric Holdings Co LLC Term B2 3.764% due 10/10/14 §	16,033,074	12,419,251

		31,314,727

Total Senior Loan Notes
(Cost $1,001,645,735)		1,020,368,894

SHORT-TERM INVESTMENT - 2.2%

Repurchase Agreement - 2.2%

Fixed Income Clearing Corp 0.010% due 01/03/11 (Dated 12/31/10, repurchase price of $23,284,774; collateralized by Fannie Mae: 4.680% due 06/15/11 and value $41,000; and Freddie Mac: 0.000% due 06/29/11 and value $23,713,138)	23,284,755	23,284,755

Total Short-Term Investment
(Cost $23,284,755)		23,284,755

TOTAL INVESTMENTS - 100.1%
(Cost $1,029,272,584)		1,048,224,398

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(991,429)

NET ASSETS - 100.0%		$1,047,232,969

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
FLOATING RATE LOAN PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

Notes to Schedule of Investments

(a)	As of December 31, 2010, the portfolio was diversified as a percentage of net assets as follows:

Consumer Discretionary	39.4%
Health Care	11.8%
Industrials	9.7%
Materials	8.2%
Financials	6.5%
Consumer Staples	6.3%
Information Technology	6.2%
Telecommunication Services	5.4%
Utilities	3.0%
Short-Term Investment	2.2%
Energy	1.5%

100.2%
Other Assets & Liabilities, Net	(0.2%)

100.0%

(b)	As of December 31, 2010, the portfolio’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows:

A-1 (Short-Term Debt only)	2.2%
BBB	3.5%
BB	46.6%
B	42.9%
CCC	1.7%
CC	0.2%
Not Rated	2.9%

100.0%

(c)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(d)	Restricted securities as of December 31, 2010 were as follows:

Issuer and			Value as a %
Acquisition Date	Cost	Value	of Net Assets
Euramax Holdings Inc ‘A’ Acq. 06/29/09	$60,302	$288,957	0.0%
Metro-Goldwyn-Mayer Studios Inc Acq. 12/30/10	4,281,792	4,281,792	0.4%

	$4,342,094	$4,570,749	0.4%

(e)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 15 in the Notes to Financial Statements) as of December 31, 2010:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2010	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Common Stocks (1)	$4,570,749	$-	$4,570,749	$-
	Senior Loan Notes	1,020,368,894	-	1,020,368,894	-
	Short-Term Investment	23,284,755	-	23,284,755	-

	Total	$1,048,224,398	$-	$1,048,224,398	$-

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the portfolio’s assets and liabilities (See Note 15 in the Notes to Financial Statements) for the year ended December 31, 2010:

								Change in Net
								Unrealized
								Appreciation
								(Depreciation)
								on Level 3
					Total Change	Transfers		Holdings
	Value,	Net	Accrued	Total Net	in Net	In and/or		Held at the End
	Beginning	Purchases	Discounts	Realized Gains	Unrealized	Out of	Value,	of Year,
	of Year	(Sales)	(Premiums)	(Losses)	Appreciation	Level 3	End of Year	if Applicable
Common Stocks (1)	$54,523	($22,081)	$-	$22,081	$234,434	($288,957)	$-	$-
Corporate Bonds & Notes	14,127,529	(12,983,817)	15,237	(7,314,685)	6,155,736	-	-	-
Senior Loan Notes	36,191	(29,307)	-	(17,351)	10,467	-	-	-

	$14,218,243	($13,035,205)	$15,237	($7,309,955)	$6,400,637	($288,957)	$-	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments
December 31, 2010

	Shares	Value
PREFERRED STOCKS - 0.1%

Financials - 0.1%

CItigroup Capital XIII	45,000	$1,208,768

Total Preferred Stocks
(Cost $1,125,000)		1,208,768

COMMON STOCKS - 0.0%

Consumer Discretionary - 0.0%

Tropicana Las Vegas *	20,000	307,800

Total Common Stocks
(Cost $0)		307,800

EXCHANGE-TRADED FUND - 0.8%

Standard & Poor’s Depository Receipts Trust 1	70,000	8,804,600

Total Exchange-Traded Fund
(Cost $8,809,650)		8,804,600

	Principal
	Amount

CORPORATE BONDS & NOTES - 93.0%

Consumer Discretionary - 21.3%

Allison Transmission Inc 11.000% due 11/01/15 ~	$2,000,000	2,190,000
American Axle & Manufacturing Holdings Inc
7.875% due 03/01/17	2,000,000	2,057,500
9.250% due 01/15/17 ~	3,500,000	3,928,750
Asbury Automotive Group Inc 8.375% due 11/15/20 ~	500,000	518,750
AutoNation Inc 6.750% due 04/15/18	3,500,000	3,631,250
Beazer Homes USA Inc 9.125% due 05/15/19 ~	4,000,000	3,810,000
Belo Corp 8.000% due 11/15/16	4,000,000	4,330,000
Blue Acquisition Sub Inc 9.875% due 10/15/18 ~	2,000,000	2,140,000
Bresnan Broadband Holdings LLC 8.000% due 12/15/18 ~	1,000,000	1,035,000
Cablevision Systems Corp 8.625% due 09/15/17	5,000,000	5,468,750
CCO Holdings LLC
7.250% due 10/30/17	3,500,000	3,570,000
8.125% due 04/30/20	2,000,000	2,115,000
Cedar Fair LP 9.125% due 08/01/18 ~	4,000,000	4,325,000
Cengage Learning Acquisitions Inc
10.500% due 01/15/15 ~	2,000,000	2,075,000
13.250% due 07/15/15 ~	2,500,000	2,650,000
Cequel Communications Holdings I LLC 8.625% due 11/15/17 ~	2,000,000	2,100,000
Charter Communications Operating LLC 8.000% due 04/30/12 ~	9,000,000	9,495,000
CHC Helicopters (Canada) 9.250% due 10/15/20 ~	2,000,000	2,080,000
Citadel Broadcasting Corp 7.750% due 12/15/18 ~	1,000,000	1,040,000
CKE Restaurants Inc 11.375% due 07/15/18	4,000,000	4,450,000
Clear Channel Communications Inc
5.500% due 09/15/14	6,500,000	5,427,500
11.000% due 08/01/16	4,000,000	3,540,000
Clear Channel Worldwide Holdings Inc 9.250% due 12/15/17	2,500,000	2,750,000
Columbus International Inc (Barbados) 11.500% due 11/20/14 ~	3,000,000	3,345,000
DineEquity Inc 9.500% due 10/30/18 ~	1,500,000	1,597,500
DISH DBS Corp
7.750% due 05/31/15	4,000,000	4,270,000
7.875% due 09/01/19	2,000,000	2,100,000
Dunkin Finance Corp 9.625% due 12/01/18 ~	2,000,000	2,030,000
General Motors Corp
7.700% due 04/15/16 Ψ	4,000,000	1,340,000
8.250% due 07/15/23 Ψ	4,000,000	1,410,000
Harrah’s Operating Co Inc
6.500% due 06/01/16	2,000,000	1,550,000
10.000% due 12/15/18	7,000,000	6,422,500
11.250% due 06/01/17	4,000,000	4,520,000
Icahn Enterprises LP 8.000% due 01/15/18	2,000,000	2,010,000
K Hovnanian Enterprises Inc 10.625% due 10/15/16	3,000,000	3,090,000
Lear Corp
7.875% due 03/15/18	4,500,000	4,837,500
8.125% due 03/15/20	2,000,000	2,185,000
Levi Strauss & Co 7.625% due 05/15/20	4,250,000	4,409,375
Limited Brands Inc
7.000% due 05/01/20	1,500,000	1,590,000
8.500% due 06/15/19	2,500,000	2,868,750
Live Nation Entertainment Inc 8.125% due 05/15/18 ~	6,000,000	6,105,000
Macy’s Retail Holdings Inc 5.900% due 12/01/16	5,000,000	5,362,500
MGM MIRAGE
6.750% due 04/01/13	8,000,000	7,992,000
9.000% due 03/15/20 ~	1,500,000	1,657,500
10.000% due 11/01/16 ~	3,000,000	3,090,000
Michaels Stores Inc
7.750% due 11/01/18 ~	2,000,000	2,005,000
11.375% due 11/01/16	2,000,000	2,190,000
Mohegan Tribal Gaming Authority 6.875% due 02/15/15	2,000,000	1,245,000
Nielsen Finance LLC 0.000% due 08/01/16 §	7,500,000	7,912,500
Petco Animal Supplies Inc 9.250% due 12/01/18 ~	2,000,000	2,117,500
QVC Inc 7.125% due 04/15/17 ~	3,500,000	3,683,750
Scientific Games Corp 8.125% due 09/15/18 ~	3,000,000	3,037,500
Sears Holdings Corp 6.625% due 10/15/18 ~	6,000,000	5,625,000
Service Corp International 7.000% due 05/15/19	2,000,000	2,010,000
Sinclair Television Group Inc
8.375% due 10/15/18 ~	2,000,000	2,075,000
9.250% due 11/01/17 ~	3,000,000	3,262,500
Sirius XM Radio Inc 8.750% due 04/01/15 ~	2,000,000	2,175,000
Standard Pacific Corp
8.375% due 05/15/18	2,000,000	2,010,000
8.375% due 05/15/18 ~	3,000,000	3,015,000
8.375% due 01/15/21 ~	3,000,000	2,925,000

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Principal
	Amount	Value
Starwood Hotels & Resorts Worldwide Inc
7.150% due 12/01/19	$1,500,000	$1,665,000
7.875% due 10/15/14	3,000,000	3,420,000
The Goodyear Tire & Rubber Co 8.250% due 08/15/20	5,000,000	5,200,000
The Interpublic Group of Cos Inc 10.000% due 07/15/17	2,500,000	2,937,500
The McClatchy Co 11.500% due 02/15/17	3,500,000	3,950,625
The Neiman Marcus Group Inc 9.000% due 10/15/15	3,500,000	3,683,750
The ServiceMaster Co 10.750% due 07/15/15 ~	5,400,000	5,805,000
Toys R Us Property Co II LLC 8.500% due 12/01/17	8,500,000	9,180,000
Travelport LLC
9.875% due 09/01/14	3,000,000	2,936,250
11.875% due 09/01/16	1,500,000	1,481,250
TRW Automotive Inc 8.875% due 12/01/17 ~	3,000,000	3,375,000
Virgin Media Finance PLC (United Kingdom)
9.125% due 08/15/16	2,000,000	2,140,000
9.500% due 08/15/16	2,000,000	2,270,000
Wynn Las Vegas LLC
7.750% due 08/15/20	2,500,000	2,718,750
7.875% due 11/01/17	4,000,000	4,330,000
XM Satellite Radio Inc 7.625% due 11/01/18 ~	2,000,000	2,075,000

		250,967,000

Consumer Staples - 3.3%

Darling International Inc 8.500% due 12/15/18 ~	1,000,000	1,047,500
Del Monte Corp 7.500% due 10/15/19	1,000,000	1,171,250
JBS Finance II Ltd (Brazil) 8.250% due 01/29/18 ~	3,000,000	3,030,000
NBTY Inc 9.000% due 10/01/18 ~	2,000,000	2,145,000
New Albertsons Inc 7.450% due 08/01/29	3,000,000	2,265,000
Pilgrim’s Pride Corp 7.875% due 12/15/18 ~	2,000,000	2,000,000
Revlon Consumer Products Corp 9.750% due 11/15/15	2,000,000	2,125,000
Reynolds Group Issuer Inc
7.125% due 04/15/19 ~	1,000,000	1,022,500
7.750% due 10/15/16 ~	2,000,000	2,125,000
8.500% due 05/15/18 ~	3,000,000	3,030,000
9.000% due 04/15/19 ~	2,250,000	2,342,812
Rite Aid Corp
8.000% due 08/15/20	1,000,000	1,046,250
9.500% due 06/15/17	1,500,000	1,282,500
Smithfield Foods Inc 7.750% due 07/01/17	2,000,000	2,090,000
Stater Brothers Holdings Inc
7.375% due 11/15/18 ~	1,600,000	1,648,000
7.750% due 04/15/15	1,505,000	1,553,913
SUPERVALU Inc
7.500% due 11/15/14	3,000,000	2,910,000
8.000% due 05/01/16	6,000,000	5,775,000

		38,609,725

Energy - 10.2%

Antero Resources Finance Corp 9.375% due 12/01/17	2,000,000	2,102,500
Arch Coal Inc 8.750% due 08/01/16	4,000,000	4,380,000
BreitBurn Energy Partners LP 8.625% due 10/15/20 ~	2,000,000	2,020,000
Bumi Investment PTE Ltd (Singapore) 10.750% due 10/06/17 ~	2,000,000	2,190,000
Chesapeake Energy Corp
6.625% due 08/15/20	2,000,000	1,980,000
6.875% due 08/15/18	4,000,000	4,080,000
Cloud Peak Energy Resources LLC 8.250% due 12/15/17	3,000,000	3,236,250
Complete Production Services Inc 8.000% due 12/15/16	2,500,000	2,600,000
Concho Resources Inc 7.000% due 01/15/21	1,000,000	1,027,500
CONSOL Energy Inc
8.000% due 04/01/17 ~	4,000,000	4,280,000
8.250% due 04/01/20 ~	2,000,000	2,170,000
Crosstex Energy LP 8.875% due 02/15/18	5,500,000	5,919,375
Denbury Resources Inc 9.750% due 03/01/16	3,000,000	3,360,000
El Paso Corp 7.000% due 06/15/17	4,000,000	4,241,260
EXCO Resources Inc 7.500% due 09/15/18	3,000,000	2,955,000
Expro Finance Luxembourg SCA (Luxembourg) 8.500% due 12/15/16 ~	2,000,000	1,920,000
Exterran Holdings Inc 7.250% due 12/01/18 ~	2,000,000	1,995,000
Forest Oil Corp
7.250% due 06/15/19	4,000,000	4,080,000
8.500% due 02/15/14	1,000,000	1,097,500
Harvest Operations Corp (Canada) 6.875% due 10/01/17 ~	2,000,000	2,070,000
Hilcorp Energy I LP
7.625% due 04/15/21 ~	2,000,000	2,075,000
8.000% due 02/15/20 ~	4,000,000	4,255,000
Hornbeck Offshore Services Inc 8.000% due 09/01/17	3,000,000	3,075,000
Inergy LP 7.000% due 10/01/18 ~	1,500,000	1,518,750
International Coal Group Inc 9.125% due 04/01/18	4,000,000	4,340,000
Kinder Morgan Finance Co LLC 6.000% due 01/15/18 ~	2,000,000	1,975,000
Linn Energy LLC 7.750% due 02/01/21 ~	3,500,000	3,605,000
MarkWest Energy Partners LP 8.500% due 07/15/16	2,500,000	2,650,000
OPTI Canada Inc (Canada) 8.250% due 12/15/14	2,000,000	1,435,000
Petrohawk Energy Corp 7.250% due 08/15/18	3,000,000	3,045,000
Petroplus Finance Ltd (Bermuda)
6.750% due 05/01/14 ~	2,000,000	1,850,000
9.375% due 09/15/19 ~	2,000,000	1,860,000
Plains Exploration & Production Co
7.750% due 06/15/15	1,500,000	1,571,250
8.625% due 10/15/19	3,000,000	3,300,000
10.000% due 03/01/16	4,000,000	4,490,000
Range Resources Corp 7.500% due 05/15/16	2,000,000	2,085,000
Regency Energy Partners LP 6.875% due 12/01/18	2,000,000	2,035,000
Sabine Pass LNG LP
7.250% due 11/30/13	2,000,000	1,955,000
7.500% due 11/30/16	3,500,000	3,298,750
SandRidge Energy Inc 8.625% due 04/01/15	3,000,000	3,086,250
Southern Star Central Corp 6.750% due 03/01/16	1,500,000	1,522,500

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Principal
	Amount	Value
TNK-BP Finance SA (Luxembourg) 7.250% due 02/02/20 ~	$2,000,000	$2,185,000
Venoco Inc 11.500% due 10/01/17	3,000,000	3,217,500
Western Refining Inc 11.250% due 06/15/17 ~	2,000,000	2,170,000

		120,304,385

Financials - 13.0%

Ally Financial Inc
6.250% due 12/01/17 ~ Δ	4,000,000	4,005,000
7.500% due 09/15/20 ~	3,000,000	3,161,250
8.300% due 02/12/15	10,000,000	11,025,000
American General Finance Corp
5.400% due 12/01/15	3,000,000	2,381,250
6.900% due 12/15/17	4,000,000	3,250,000
American International Group Inc 8.175% due 05/15/68 §	8,000,000	8,578,472
Bank of America Corp 8.000% § ±	4,500,000	4,541,148
CB Richard Ellis Services Inc
6.625% due 10/15/20 ~	1,500,000	1,507,500
11.625% due 06/15/17	3,000,000	3,491,250
CIT Group Inc
7.000% due 05/01/14	9,709,213	9,830,578
7.000% due 05/01/15	8,959,213	9,004,009
7.000% due 05/01/16	2,848,689	2,866,493
7.000% due 05/01/17	3,988,165	4,008,106
Citigroup Capital XXI 8.300% due 12/21/77 §	2,670,000	2,790,150
Developers Diversified Realty Corp 7.500% due 04/01/17	3,000,000	3,355,494
Fibria Overseas Finance Ltd (Cayman) 7.500% due 05/04/20 ~	2,500,000	2,637,500
First Data Corp
8.250% due 01/15/21 ~	1,127,000	1,087,555
8.750% due 01/15/22 ~	1,130,000	1,098,925
9.875% due 09/24/15	106,000	101,495
10.550% due 09/24/15	146,706	139,737
11.250% due 03/31/16	2,500,000	2,200,000
12.625% due 01/15/21 ~	2,259,000	2,168,640
Ford Motor Credit Co LLC
6.625% due 08/15/17	3,000,000	3,157,188
7.000% due 10/01/13	3,000,000	3,218,307
8.000% due 06/01/14	3,000,000	3,307,596
8.700% due 10/01/14	9,000,000	10,143,585
General Motors Acceptance Corp
6.875% due 08/28/12	4,500,000	4,725,000
7.500% due 12/31/13	2,000,000	2,165,000
GenOn Escrow Corp
9.500% due 10/15/18 ~	1,500,000	1,498,125
9.875% due 10/15/20 ~	2,500,000	2,493,750
Host Hotels & Resorts Inc 6.000% due 11/01/20 ~	2,500,000	2,475,000
iStar Financial Inc 5.150% due 03/01/12	3,000,000	2,865,000
Liberty Mutual Group Inc
7.800% due 03/07/87 ~	4,500,000	4,477,500
10.750% due 06/15/88 § ~	3,000,000	3,660,000
Lloyds Banking Group PLC (United Kingdom) 6.413% § ± ~	3,000,000	2,100,000
Nuveen Investments Inc 10.500% due 11/15/15	5,000,000	5,137,500
Omega Healthcare Investors Inc 6.750% due 10/15/22 ~	2,750,000	2,732,813
RBS Capital Trust I 4.709% § ±	1,716,000	1,136,850
RBS Capital Trust II 6.425% § ±	3,000,000	1,987,500
RBS Capital Trust III 5.512% § ±	2,000,000	1,335,000
Realogy Corp 12.375% due 04/15/15	3,500,000	3,281,250
Reckson Operating Partnership LP 7.750% due 03/15/20	3,000,000	3,215,322
Sabra Health Care LP 8.125% due 11/01/18 ~	1,000,000	1,037,500
Ventas Realty LP 9.000% due 05/01/12	2,000,000	2,113,978
Zions Bancorp 5.650% due 05/15/14	1,200,000	1,200,414

		152,693,730

Health Care - 6.2%

American Renal Holdings 8.375% due 05/15/18 ~	2,545,000	2,621,350
Bausch & Lomb Inc 9.875% due 11/01/15	2,000,000	2,150,000
Biomet Inc 10.375% due 10/15/17	5,000,000	5,487,500
CHS/Community Health Systems Inc 8.875% due 07/15/15	3,250,000	3,420,625
ConvaTec Healthcare SA (Luxembourg) 10.500% due 12/15/18 ~	2,000,000	2,037,500
DaVita Inc 6.375% due 11/01/18	2,000,000	1,995,000
DJO Finance LLC 9.750% due 10/15/17 ~	2,000,000	2,070,000
HCA Inc
7.250% due 09/15/20	1,500,000	1,575,000
7.750% due 05/15/21 ~	2,500,000	2,506,250
8.500% due 04/15/19	2,500,000	2,750,000
9.250% due 11/15/16	14,750,000	15,773,281
HealthSouth Corp 10.750% due 06/15/16	3,500,000	3,788,750
Multiplan Inc 9.875% due 09/01/18 ~	1,500,000	1,597,500
Mylan Inc
6.000% due 11/15/18 ~	1,000,000	985,000
7.625% due 07/15/17 ~	3,000,000	3,206,250
Phibro Animal Health Corp 9.250% due 07/01/18 ~	2,000,000	2,070,000
Rotech Healthcare Inc 10.750% due 10/15/15 ~	1,000,000	1,032,500
Select Medical Corp 7.625% due 02/01/15	2,000,000	2,010,000
Tenet Healthcare Corp
8.000% due 08/01/20 ~	3,750,000	3,815,625
9.250% due 02/01/15	3,000,000	3,210,000
Valeant Pharmaceuticals International Inc 6.750% due 10/01/17 ~	4,000,000	3,990,000
Vanguard Health Holding Co II LLC 8.000% due 02/01/18	2,000,000	2,060,000
Warner Chilcott Co LLC (Ireland) 7.750% due 09/15/18 ~	3,000,000	3,045,000

		73,197,131

Industrials - 8.8%

Air Canada (Canada)
9.250% due 08/01/15 ~	5,000,000	5,275,000
12.000% due 02/01/16 ~	2,000,000	2,105,000
Ashtead Capital Inc 9.000% due 08/15/16 ~	4,000,000	4,190,000
Avis Budget Car Rental LLC
8.250% due 01/15/19 ~	3,000,000	3,045,000
9.625% due 03/15/18	2,500,000	2,706,250
AWAS Aviation Capital Ltd (Ireland) 7.000% due 10/15/16 ~	2,500,000	2,490,625

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Principal
	Amount	Value
BE Aerospace Inc 6.875% due 10/01/20	$3,000,000	$3,112,500
Bombardier Inc (Canada) 7.750% due 03/15/20 ~	6,000,000	6,495,000
Briggs & Stratton Corp 6.875% due 12/15/20	2,000,000	2,050,000
Casella Waste Systems Inc 11.000% due 07/15/14	1,500,000	1,666,875
Ceridian Corp 11.250% due 11/15/15	3,000,000	2,985,000
Continental Airlines Inc 8.750% due 12/01/11	4,000,000	4,130,000
Delta Air Lines Inc
9.500% due 09/15/14 ~	3,144,000	3,438,750
12.250% due 03/15/15 ~	1,000,000	1,132,500
FTI Consulting Inc 7.750% due 10/01/16	3,775,000	3,907,125
Hawker Beechcraft Acquisition Co LLC 8.500% due 04/01/15	2,000,000	1,495,000
International Lease Finance Corp
5.250% due 01/10/13	5,000,000	5,025,000
5.650% due 06/01/14	2,500,000	2,493,750
8.250% due 12/15/20	1,500,000	1,546,875
Kansas City Southern de Mexico SA de CV (Mexico) 8.000% due 02/01/18	3,000,000	3,262,500
Masco Corp 7.750% due 08/01/29	3,000,000	2,947,458
Navios Maritime Acquisition Corp 8.625% due 11/01/17 ~	2,500,000	2,568,750
Navios Martime Holdings Inc 8.875% due 11/01/17	3,000,000	3,262,500
Ply Gem Industries Inc 11.750% due 06/15/13	2,000,000	2,150,000
Polypore International Inc 7.500% due 11/15/17 ~	1,500,000	1,537,500
RailAmerica Inc 9.250% due 07/01/17	2,000,000	2,207,500
RSC Equipment Rental Inc 10.000% due 07/15/17 ~	2,500,000	2,825,000
Spirit Aerosystems Inc 7.500% due 10/01/17	4,000,000	4,180,000
Terex Corp 8.000% due 11/15/17	2,000,000	2,030,000
The Hertz Corp
7.500% due 10/15/18 ~	4,500,000	4,691,250
8.875% due 01/01/14	2,000,000	2,055,000
Trimas Corp 9.750% due 12/15/17	2,000,000	2,200,000
Triumph Group Inc 8.625% due 07/15/18	3,000,000	3,292,500
United Rentals North America Inc 8.375% due 09/15/20	2,500,000	2,556,250
USG Corp 9.750% due 08/01/14 ~	2,000,000	2,120,000

		103,176,458

Information Technology - 3.2%

Advanced Micro Devices Inc 7.750% due 08/01/20 ~	2,000,000	2,085,000
Alion Science & Technology Corp 10.250% due 02/01/15	4,500,000	3,555,000
CDW LLC/CDW Finance 8.000% due 12/15/18 ~	2,000,000	2,050,000
Fidelity National Information Services Inc
7.625% due 07/15/17 ~	4,000,000	4,230,000
7.875% due 07/15/20 ~	1,750,000	1,859,375
Freescale Semiconductor Inc
9.250% due 04/15/18 ~	2,000,000	2,210,000
10.750% due 08/01/20 ~	4,000,000	4,380,000
NXP BV (Netherlands) 9.500% due 10/15/15	4,500,000	4,826,250
SunGard Data Systems Inc
7.375% due 11/15/18 ~	3,000,000	3,030,000
10.250% due 08/15/15	4,500,000	4,741,875
Unisys Corp 12.500% due 01/15/16	3,000,000	3,345,000
Wyle Services Corp 10.500% due 04/01/18 ~	2,000,000	1,955,000

		38,267,500

Materials - 10.0%

AK Steel Corp 7.625% due 05/15/20	1,500,000	1,511,250
Associated Materials LLC 9.125% due 11/01/17 ~	3,000,000	3,142,500
Berry Plastics Corp
9.750% due 01/15/21 ~	2,000,000	1,990,000
10.250% due 03/01/16	4,500,000	4,438,125
Boise Paper Holdings LLC
8.000% due 04/01/20	2,500,000	2,687,500
9.000% due 11/01/17	2,000,000	2,195,000
Braskem Finance Ltd (Cayman) 7.000% due 05/07/20 ~	2,000,000	2,075,000
Building Materials Corp of America 6.875% due 08/15/18 ~	3,000,000	2,985,000
BWAY Holding Co 10.000% due 06/15/18 ~	1,500,000	1,625,625
BWAY Parent Co Inc 10.125% due 11/01/15 ~	2,000,000	2,030,000
CF Industries Inc 6.875% due 05/01/18	2,500,000	2,681,250
FMG Resources August 2006 Property Ltd (Australia)
6.875% due 02/01/18 ~	4,000,000	4,000,000
7.000% due 11/01/15 ~	3,000,000	3,090,000
Georgia Gulf Corp 9.000% due 01/15/17 ~	2,500,000	2,725,000
Georgia-Pacific LLC
5.400% due 11/01/20 ~	5,000,000	4,952,710
8.000% due 01/15/24	2,500,000	2,868,750
Glatfelter Co 7.125% due 05/01/16	1,952,000	2,032,520
Graham Packaging Co LP 8.250% due 10/01/18	4,000,000	4,220,000
Graphic Packaging International Inc
7.875% due 10/01/18	1,600,000	1,684,000
9.500% due 06/15/17	2,000,000	2,192,500
Hexion U.S. Finance Corp
8.875% due 02/01/18	3,500,000	3,758,125
9.000% due 11/15/20 ~	2,500,000	2,650,000
Huntsman International LLC
5.500% due 06/30/16	4,000,000	3,890,000
8.625% due 03/15/21 ~	1,000,000	1,085,000
Lyondell Chemical Co 11.000% due 05/01/18	6,000,000	6,825,000
Momentive Performance Materials Inc
9.000% due 01/15/21 ~	3,500,000	3,701,250
11.500% due 12/01/16	1,500,000	1,635,000
NewPage Corp 10.000% due 05/01/12	2,500,000	1,437,500
Nova Chemicals Corp (Canada) 8.375% due 11/01/16	3,040,000	3,252,800
Novelis Inc (Canada)
8.375% due 12/15/17 ~	2,000,000	2,080,000
8.750% due 12/15/20 ~	2,000,000	2,085,000
Owens-Brockway Glass Container Inc 7.375% due 05/15/16	2,000,000	2,135,000

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Principal
	Amount	Value
Rock-Tenn Co
8.200% due 08/15/11	$1,500,000	$1,548,750
9.250% due 03/15/16	6,000,000	6,570,000
Ryerson Holding Corp 0.000% due 02/01/15	3,000,000	1,357,500
Ryerson Inc 12.000% due 11/01/15	3,000,000	3,157,500
Silgan Holdings Inc 7.250% due 08/15/16	1,381,000	1,477,670
Steel Dynamics Inc
6.750% due 04/01/15	2,000,000	2,035,000
7.625% due 03/15/20 ~	3,500,000	3,762,500
Texas Industries Inc 9.250% due 08/15/20 ~	2,500,000	2,668,750
The Scotts Miracle-Gro Co 6.625% due 12/15/20 ~	1,000,000	1,005,000
U.S. Steel Corp 7.375% due 04/01/20	2,000,000	2,060,000
Verso Paper Holdings LLC
9.125% due 08/01/14	2,000,000	2,070,000
11.375% due 08/01/16	1,000,000	1,007,500

		118,381,575

Telecommunication Services - 11.8%

Axtel SAB de CV (Mexico) 9.000% due 09/22/19 ~	3,000,000	2,865,000
Buccaneer Merger Sub Inc 9.125% due 01/15/19 ~	1,000,000	1,037,500
Cincinnati Bell Inc
8.375% due 10/15/20	3,000,000	2,887,500
8.750% due 03/15/18	2,000,000	1,885,000
Clearwire Communications LLC 12.000% due 12/01/15 ~	10,500,000	11,392,500
Cricket Communications Inc
7.750% due 05/15/16	3,000,000	3,127,500
7.750% due 10/15/20 ~	4,500,000	4,297,500
Digicel Group Ltd (Bermuda)
8.875% due 01/15/15 ~	1,500,000	1,522,500
10.500% due 04/15/18 ~	1,600,000	1,768,000
Digicel Ltd (Bermuda) 8.250% due 09/01/17 ~	2,000,000	2,060,000
Frontier Communications Corp
6.625% due 03/15/15	2,500,000	2,625,000
8.250% due 04/15/17	6,500,000	7,166,250
8.500% due 04/15/20	4,000,000	4,390,000
8.750% due 04/15/22	2,000,000	2,190,000
Intelsat Bermuda SA (Luxembourg)
11.250% due 02/04/17	7,500,000	8,212,500
11.500% due 02/04/17	13,531,250	15,019,688
Intelsat Jackson Holdings SA (Luxembourg)
7.250% due 10/15/20 ~	3,000,000	3,045,000
9.250% due 06/15/16 Δ	1,000,000	1,085,000
Level 3 Financing Inc 9.250% due 11/01/14	3,000,000	2,992,500
MetroPCS Wireless Inc 7.875% due 09/01/18	3,000,000	3,127,500
Nextel Communications Inc
5.950% due 03/15/14	7,000,000	6,912,500
6.875% due 10/31/13	6,000,000	6,045,000
Pacnet Ltd (Bermuda) 9.250% due 11/09/15 ~	2,000,000	2,066,102
Qwest Communications International Inc 8.000% due 10/01/15	8,000,000	8,640,000
Qwest Corp 7.125% due 11/15/43	7,500,000	7,162,500
Sable International Finance Ltd (Cayman) 7.750% due 02/15/17 ~	2,500,000	2,656,250
SBA Telecommunications Inc 8.000% due 08/15/16	3,000,000	3,262,500
Sprint Nextel Corp 6.000% due 12/01/16	6,500,000	6,313,125
West Corp
7.875% due 01/15/19 ~	2,000,000	2,040,000
8.625% due 10/01/18 ~	3,000,000	3,195,000
11.000% due 10/15/16	2,000,000	2,180,000
Windstream Corp
7.875% due 11/01/17	2,500,000	2,640,625
8.125% due 09/01/18	2,500,000	2,637,500

		138,447,540

Utilities - 5.2%

Calpine Corp
7.500% due 02/15/21 ~	3,250,000	3,217,500
7.875% due 07/31/20 ~	1,250,000	1,271,875
Dubai Electricity & Water Authority (United Arab Emirates) 6.375% due 10/21/16 ~	1,000,000	969,681
7.375% due 10/21/20 ~	2,000,000	1,876,866
Dynegy Holdings Inc
7.500% due 06/01/15	2,000,000	1,520,000
7.625% due 10/15/26	4,700,000	2,796,500
Edison Mission Energy
7.200% due 05/15/19	4,000,000	3,110,000
7.750% due 06/15/16	2,000,000	1,730,000
Energy Future Holdings Corp 10.875% due 11/01/17	1,179,000	825,300
Foresight Energy LLC 9.625% due 08/15/17 ~	4,000,000	4,280,000
Ipalco Enterprises Inc 7.250% due 04/01/16 ~	2,450,000	2,627,625
Midwest Generation LLC 8.560% due 01/02/16	1,388,371	1,402,255
Mirant Americas Generation LLC 9.125% due 05/01/31	2,000,000	1,980,000
North American Energy Alliance LLC 10.875% due 06/01/16 ~	1,000,000	1,115,000
NRG Energy Inc
7.250% due 02/01/14	2,500,000	2,556,250
7.375% due 02/01/16	4,000,000	4,110,000
RRI Energy Inc 7.875% due 06/15/17	2,000,000	1,950,000
Suburban Propane Partners LP 7.375% due 03/15/20	2,000,000	2,145,000
Texas Competitive Electric Holdings Co LLC
10.250% due 11/01/15	2,059,000	1,173,630
15.000% due 04/01/21 ~	2,000,000	1,760,000
The AES Corp
7.750% due 03/01/14	5,000,000	5,362,500
9.750% due 04/15/16	2,500,000	2,806,250
Wind Acquisition Finance SA (Luxembourg)
7.250% due 02/15/18 ~	2,500,000	2,550,000
11.750% due 07/15/17 ~	2,500,000	2,831,250
Wind Acquisition Holdings Finance SA (Luxembourg) 12.250% due 07/15/17 ~	4,857,291	5,658,744

		61,626,226

Total Corporate Bonds & Notes
(Cost $1,023,215,041)		1,095,671,270

CONVERTIBLE CORPORATE BONDS & NOTES - 0.7%

Energy - 0.5%

Chesapeake Energy Corp 2.500% due 05/15/37	2,000,000	1,795,000
Peabody Energy Corp 4.750% due 12/15/66	3,000,000	3,896,250

		5,691,250

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Principal
	Amount	Value
Telecommunication Services - 0.2%

Clearwire Communications LLC 8.250% due 12/01/40 ~	$1,500,000	$1,530,000
SBA Communications Corp 1.875% due 05/01/13	1,000,000	1,126,250

		2,656,250

Total Convertible Corporate Bonds & Notes
(Cost $7,243,374)		8,347,500

SENIOR LOAN NOTES - 1.3%

Consumer Discretionary - 0.4%

Newsday LLC (Fixed Rate Term Loan) 10.500% due 08/01/13 §	2,500,000	2,676,562
Univision Communications Inc (Initial Term Loan) 2.511% due 09/29/14 §	2,232,922	2,137,594

		4,814,156

Financials - 0.4%

First Data Corp Term B1
3.011% due 09/24/14 §	4,889,216	4,518,326

Information Technology - 0.2%

Freescale Semiconductor Inc
(Extended Term Loan B)
4.508% due 12/01/16 §	1,993,544	1,936,229

Telecommunication Services - 0.1%

Intelsat Jackson
due 04/06/18 § ¥	1,000,000	1,011,068

Utilities - 0.2%

Texas Competitive Electric Holdings Co LLC (Delayed Draw Term Loan)
3.764% due 10/10/14 §	3,950,000	3,036,014

Total Senior Loan Notes
(Cost $14,753,671)		15,315,793

SHORT-TERM INVESTMENT - 2.8%

Repurchase Agreement - 2.8%

Fixed Income Clearing Corp 0.010% due 01/03/11 (Dated 12/31/10, repurchase price of $33,232,216; collateralized by Freddie Mac: 0.000% due 06/10/11 and value $33,897,575)	33,232,188	33,232,188

Total Short-Term Investment
(Cost $33,232,188)		33,232,188

TOTAL INVESTMENTS - 98.7%
(Cost $1,088,378,924)		1,162,887,919

OTHER ASSETS & LIABILITIES, NET - 1.3%		15,376,759

NET ASSETS - 100.0%		$1,178,264,678

Notes to Schedule of Investments

(a)	As of December 31, 2010, the portfolio was diversified as a percentage of net assets as follows:

Consumer Discretionary	21.7%
Financials	13.5%
Telecommunication Services	12.1%
Energy	10.7%
Materials	10.0%
Industrials	8.8%
Health Care	6.2%
Utilities	5.4%
Information Technology	3.4%
Consumer Staples	3.3%
Short-Term Investment	2.8%
Exchange-Traded Fund	0.8%

98.7%
Other Assets & Liabilities, Net	1.3%

100.0%

(b)	As of December 31, 2010, the portfolio’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows:

A-1 (Short-Term Debt only)	2.9%
BBB	3.8%
BB	31.5%
B	42.7%
CCC	15.3%
CC	0.2%
C	0.8%
D	0.1%
Not Rated	2.7%

100.0%

(c)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(d)	Investments with a total aggregate value of $2,750,000 or 0.2% of the net assets were in default as of December 31, 2010.

(e)	As of December 31, 2010, 0.4% of the portfolio’s net assets were reported illiquid by the portfolio manager or adviser under the Fund’s policy.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

(f)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 15 in the Notes to Financial Statements) as of December 31, 2010:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2010	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Preferred Stocks (1)	$1,208,768	$1,208,768	$-	$-
	Common Stocks (1)	307,800	-	307,800	-
	Exchange-Traded Fund	8,804,600	8,804,600	-	-
	Corporate Bonds & Notes	1,095,671,270	-	1,095,671,270	-
	Convertible Corporate Bonds & Notes	8,347,500	-	8,347,500	-
	Senior Loan Notes	15,315,793	-	15,315,793	-
	Short-Term Investment	33,232,188	-	33,232,188	-

	Total	$1,162,887,919	$10,013,368	$1,152,874,551	$-

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the portfolio’s assets and liabilities (See Note 15 in the Notes to Financial Statements) for the year ended December 31, 2010:

								Change in Net
								Unrealized
								Appreciation
								(Depreciation)
					Total Change			on Level 3
					in Net	Transfers		Holdings
	Value,	Net	Accrued	Total Net	Unrealized	In and/or		Held at the End
	Beginning	Purchases	Discounts	Realized Gains	Appreciation	Out of	Value,	of Year,
	of Year	(Sales)	(Premiums)	(Losses)	(Depreciation)	Level 3	End of Year	if Applicable
Common Stocks (1)	$340,000	$-	$-	$-	($32,200)	($307,800)	$-	$-
Corporate Bonds & Notes	2,865,300	(2,966,250)	773	10,065	90,112	-	-	-

	$3,205,300	($2,966,250)	$773	$10,065	$57,912	($307,800)	$-	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments
December 31, 2010

	Shares	Value
CONVERTIBLE PREFERRED STOCKS - 0.1%

Financials - 0.1%

Wells Fargo & Co 7.500%	3,200	$3,201,760

Total Convertible Preferred Stocks
(Cost $3,200,000)		3,201,760

	Principal
	Amount
CORPORATE BONDS & NOTES - 33.7%

Consumer Discretionary - 0.8%

Centex Corp 5.700% due 05/15/14	$3,500,000	3,570,000
DISH DBS Corp 7.000% due 10/01/13	9,000,000	9,652,500
Limited Brands Inc 6.900% due 07/15/17	1,000,000	1,067,500
Macy’s Retail Holdings Inc
5.875% due 01/15/13	2,000,000	2,130,000
7.450% due 07/15/17	1,000,000	1,105,000
Starwood Hotels & Resorts Worldwide Inc
6.250% due 02/15/13	3,000,000	3,225,000
6.750% due 05/15/18	3,900,000	4,290,000
7.875% due 05/01/12	5,500,000	5,885,000
Videotron Ltee (Canada) 6.875% due 01/15/14	3,800,000	3,866,500

		34,791,500

Consumer Staples - 0.4%

Cadbury Schweppes US Finance LLC 5.125% due 10/01/13 ~	6,200,000	6,723,429
UST Inc 6.625% due 07/15/12	8,900,000	9,551,809

		16,275,238

Energy - 0.4%

BP Capital Markets PLC (United Kingdom) 0.442% due 04/11/11 §	800,000	800,386
Gaz Capital SA (Luxembourg)
5.092% due 11/29/15 ~ Δ	3,700,000	3,811,000
7.343% due 04/11/13 ~	1,200,000	1,308,000
Petroleos Mexicanos (Mexico) 5.500% due 01/21/21	3,700,000	3,764,750
TransCapitalInvest Ltd for OJSC AK Transneft (Ireland) 7.700% due 08/07/13 ~	7,500,000	8,339,738

		18,023,874

Financials - 30.1%

American Express Co 7.250% due 05/20/14	3,500,000	3,990,326
American Express Credit Corp 0.381% due 02/24/12 §	5,550,000	5,533,938
American International Group Inc
0.298% due 04/03/12 §	JPY 370,000,000	4,471,531
5.600% due 10/18/16	$800,000	828,219
8.175% due 05/15/58 §	7,900,000	8,471,241
8.250% due 08/15/18	4,900,000	5,661,460
8.625% due 05/22/38 §	GBP 1,400,000	2,160,912
ANZ National International Ltd (New Zealand) 0.724% due 08/19/14 § ~	$10,000,000	10,080,000
Banco Mercantil del Norte SA (Mexico) 4.375% due 07/19/15 ~	1,200,000	1,223,944
Banco Santander Brasil SA (Brazil)
0.000% due 12/28/11 ~ Δ	1,500,000	1,462,052
4.500% due 04/06/15 ~ Δ	2,000,000	2,050,132
Bank of America Corp 0.845% due 06/11/12 §	GBP 2,500,000	3,802,101
Bank of Scotland PLC (United Kingdom) 4.880% due 04/15/11 ~ Δ	$6,300,000	6,368,721
Barclays Bank PLC ‘NY’ (United Kingdom) 1.392% due 12/16/11 §	59,800,000	59,811,601
BPCE SA (France) 2.375% due 10/04/13 ~	9,862,000	9,839,018
BRFkredit AS (Denmark) 0.539% due 04/15/13 § ~	1,900,000	1,900,832
Caelus Re Ltd (Cayman)
6.544% due 06/07/11 § ~ Δ	1,200,000	1,206,005
CIT Group Inc
7.000% due 05/01/13	106,773	109,175
7.000% due 05/01/14	160,161	162,163
7.000% due 05/01/15	160,161	160,962
7.000% due 05/01/16	266,936	268,604
7.000% due 05/01/17	373,711	375,580
Citibank NA
0.286% due 11/15/12 §	5,000,000	5,006,720
1.375% due 08/10/11	1,000,000	1,006,202
1.750% due 12/28/12	14,700,000	15,004,731
Citigroup Funding Inc 1.875% due 10/22/12	40,900,000	41,737,550
Citigroup Inc
2.286% due 08/13/13 §	11,690,000	11,896,632
5.250% due 02/27/12	6,700,000	6,985,541
5.300% due 10/17/12	48,100,000	50,961,613
6.000% due 12/13/13	5,600,000	6,123,460
Commonwealth Bank of Australia (Australia)
0.582% due 09/17/14 § ~	8,100,000	8,082,212
0.723% due 07/12/13 § ~	69,400,000	69,576,137
0.803% due 06/25/14 § ~	18,500,000	18,600,770
Countrywide Financial Corp
0.726% due 05/07/12 §	4,000,000	3,952,936
5.800% due 06/07/12	13,612,000	14,326,058
DanFin Funding Ltd (Ireland) 0.989% due 07/16/13 § ~	7,400,000	7,396,788
Dexia Credit Local SA (France)
0.768% due 04/29/14 § ~	68,400,000	68,199,725
0.953% due 09/23/11 § ~	7,300,000	7,320,601
Dexia Credit Local SA ‘NY’ (France) 0.703% due 03/05/13 § ~	9,450,000	9,424,532
FIH Erhvervsbank AS (Denmark) 2.000% due 06/12/13 ~	2,200,000	2,237,866
Ford Motor Credit Co LLC
7.000% due 10/01/13	1,100,000	1,180,046
7.250% due 10/25/11	10,800,000	11,164,489
7.800% due 06/01/12	2,200,000	2,339,663
General Electric Capital Corp
0.304% due 09/21/12 §	61,500,000	61,550,799
0.304% due 12/21/12 §	42,400,000	42,432,012
0.466% due 06/01/12 §	96,100,000	96,362,737
2.625% due 12/28/12	18,600,000	19,300,978
General Motors Acceptance Corp
1.750% due 10/30/12	24,000,000	24,436,032
6.875% due 09/15/11	3,000,000	3,097,500
6.875% due 08/28/12	10,600,000	11,062,637
7.000% due 02/01/12	9,300,000	9,718,500
Genworth Financial Inc 6.515% due 05/22/18	3,000,000	3,053,370
Green Valley Ltd (Cayman) 4.572% due 01/10/11 § ~ Δ	EUR 2,100,000	2,801,555
HCP Inc 6.700% due 01/30/18	$3,000,000	3,223,176

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Principal
	Amount	Value
HSBC Finance Corp
0.558% due 04/24/12 §	$789,000	$785,510
0.639% due 07/19/12 §	7,500,000	7,445,168
6.750% due 05/15/11	450,000	459,818
ING Bank Australia Ltd (Australia) 5.617% due 06/24/14 §	AUD 2,000,000	2,057,398
ING Bank NV (Netherlands)
0.933% due 01/13/12 § ~	$6,500,000	6,497,933
1.103% due 03/30/12 § ~	49,200,000	49,048,070
1.609% due 10/18/13 § ~	15,700,000	15,691,365
LeasePlan Corp NV (Netherlands) 3.000% due 05/07/12 ~	23,260,000	23,904,349
Lehman Brothers Holdings Inc
2.520% due 11/24/08 § Ψ	900,000	210,375
2.851% due 12/23/08 § Ψ	3,600,000	841,500
5.259% due 06/12/13 § Ψ	EUR 4,210,000	1,336,133
6.200% due 09/26/14 Ψ	$1,900,000	448,875
6.875% due 05/02/18 Ψ	7,000,000	1,767,500
7.000% due 09/27/27 Ψ	1,700,000	401,625
Liberty Mutual Group Inc 5.750% due 03/15/14 ~	3,600,000	3,747,092
Macquarie Bank Ltd (Australia) 2.600% due 01/20/12 ~	2,320,000	2,364,959
Marsh & McLennan Cos Inc 5.750% due 09/15/15	6,000,000	6,464,670
Merrill Lynch & Co Inc
0.487% due 11/01/11 § ‡	2,065,000	2,062,809
0.533% due 06/05/12 §	3,000,000	2,973,123
0.920% due 02/21/12 §	GBP 700,000	1,068,167
1.229% due 02/16/12 §	EUR 5,000,000	6,545,785
1.325% due 08/09/13 §	1,600,000	2,038,770
1.764% due 09/27/12 §	2,000,000	2,592,227
5.450% due 02/05/13	$9,000,000	9,497,826
6.050% due 08/15/12	8,000,000	8,474,464
Metropolitan Life Global Funding I 1.427% due 09/17/12 § ~	22,600,000	22,972,448
Morgan Stanley
0.533% due 01/09/12 §	1,300,000	1,299,312
0.603% due 01/09/14 §	3,200,000	3,089,987
1.357% due 03/01/13 §	EUR 600,000	767,489
2.786% due 05/14/13 §	$29,656,000	30,752,946
National Australia Bank Ltd (Australia) 0.803% due 07/08/14 § ~	125,700,000	127,186,277
Santander US Debt SA Unipersonal (Spain) 1.103% due 03/30/12 § ~	41,700,000	41,230,667
SLM Corp
0.502% due 03/15/11 §	5,000,000	4,982,265
2.644% due 03/15/12 §	223,000	220,632
3.222% due 02/01/14 §	1,055,000	965,314
3.269% due 11/21/13 §	300,000	277,473
3.292% due 01/31/14 §	2,472,000	2,291,149
3.594% due 12/15/13 §	200,000	179,768
8.450% due 06/15/18	2,912,000	3,030,786
Svenska Handelsbanken AB (Sweden) 1.302% due 09/14/12 § ~	18,600,000	18,671,498
The Goldman Sachs Group Inc
0.466% due 02/06/12 §	10,000,000	9,990,070
0.753% due 03/22/16 §	18,500,000	17,494,581
1.350% due 11/15/14 §	EUR 400,000	501,558
The Royal Bank of Scotland Group PLC (United Kingdom)
1.188% due 04/23/12 §	$1,800,000	1,818,612
1.450% due 10/20/11 ~	52,000,000	52,302,276
1.663% due 10/15/12 §	4,200,000	4,198,866
2.625% due 05/11/12 ~	23,000,000	23,552,023
2.704% due 08/23/13 §	8,300,000	8,434,078
3.000% due 12/09/11 ~	4,800,000	4,901,045
UBS AG (Switzerland) 2.250% due 08/12/13	30,000,000	30,275,040
Vita Capital III Ltd (Cayman) 1.423% due 01/01/12 § ~ Δ	2,400,000	2,383,680
Wachovia Corp 0.418% due 04/23/12 §	2,100,000	2,098,305
Western Corporate Federal Credit Union 1.750% due 11/02/12	14,800,000	15,074,407
Westpac Banking Corp (Australia)
0.582% due 09/10/14 § ~	2,900,000	2,906,328
3.585% due 08/14/14 ~	12,300,000	13,121,345
Westpac Securities NZ Ltd (New Zealand) 2.500% due 05/25/12 ~	7,800,000	7,984,392

		1,383,182,213

Health Care - 0.0%

Cardinal Health Inc
6.000% due 06/15/17	1,000,000	1,107,934

Industrials - 0.8%

Con-way Inc 7.250% due 01/15/18	7,000,000	7,562,639
International Lease Finance Corp
0.633% due 07/01/11 §	3,290,000	3,237,916
5.625% due 09/20/13	3,400,000	3,434,000
6.500% due 09/01/14 ~	2,900,000	3,088,500
6.625% due 11/15/13	3,200,000	3,284,000
6.750% due 09/01/16 ~	2,500,000	2,681,250
7.125% due 09/01/18 ~	5,100,000	5,444,250
Masco Corp 6.125% due 10/03/16	5,300,000	5,422,950
RACERS CLO 0.533% due 07/25/17 " § ~ Δ	2,990,351	2,932,529

		37,088,034

Materials - 0.7%

Alcoa Inc 6.750% due 07/15/18	2,000,000	2,182,422
Rexam PLC (United Kingdom) 6.750% due 06/01/13 ~	4,200,000	4,582,175
Temple-Inland Inc 6.875% due 01/15/18	4,000,000	4,181,652
The Dow Chemical Co
2.536% due 08/08/11 §	11,565,000	11,690,203
4.625% due 05/27/11	EUR 2,300,000	3,098,744
4.850% due 08/15/12	$4,300,000	4,534,737
Xstrata Canada Corp (Canada) 7.350% due 06/05/12	3,700,000	3,964,628

		34,234,561

Telecommunication Services - 0.5%

Embarq Corp 6.738% due 06/01/13	5,000,000	5,434,105
Verizon Wireless Capital LLC
2.884% due 05/20/11 §	5,415,000	5,469,805
3.750% due 05/20/11	12,200,000	12,350,719

		23,254,629

Utilities - 0.0%

Indianapolis Power & Light Co
6.300% due 07/01/13 ~	500,000	549,129

Total Corporate Bonds & Notes
(Cost $1,532,958,722)		1,548,507,112

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Principal
	Amount	Value

SENIOR LOAN NOTES - 0.1%

Consumer Discretionary - 0.1%

Ford Motor Co Term B1
3.026% due 12/16/13 §	$3,001,505	$2,993,575

Financials - 0.0%

CIT Group Inc Term 3
due 08/11/15 § ¥	1,000,000	1,021,457

Telecommunication Services - 0.0%

Vodafone Americas Finance 2
(PIK Term Loan)
6.875% due 08/11/15 § Δ	2,500,000	2,466,875

Total Senior Loan Notes
(Cost $6,395,386)		6,481,907

MORTGAGE-BACKED SECURITIES - 13.6%

Collateralized Mortgage Obligations - Commercial - 3.5%

Banc of America Commercial Mortgage Inc
5.414% due 09/10/47 "	2,500,000	2,620,159
5.658% due 06/10/49 " §	2,900,000	2,981,586
5.740% due 05/10/45 " §	1,400,000	1,534,540
5.742% due 02/10/51 " §	2,900,000	3,093,742
5.889% due 07/10/44 " §	11,015,000	11,781,210
Banc of America Large Loan Inc
0.770% due 08/15/29 " § ~	16,398,696	15,254,016
5.621% due 06/24/50 " § ~	1,600,000	1,710,633
5.641% due 02/17/51 " § ~	1,700,000	1,813,872
Bear Stearns Commercial Mortgage Securities 0.000% due 05/18/11 " ~	6,400,000	6,355,616
Citigroup/Deutsche Bank Commercial Mortgage Trust 5.886% due 11/15/44 " §	900,000	961,870
Commercial Mortgage Pass-Through Certificates 3.156% due 07/10/46 " ~	4,491,992	4,507,000
Credit Suisse Mortgage Capital Certificates
5.467% due 09/18/39 " § ~	6,900,000	7,249,889
5.721% due 06/15/39 " §	4,140,000	4,254,660
GE Capital Commercial Mortgage Corp
4.229% due 12/10/37 "	1,080,899	1,091,211
4.706% due 05/10/43 "	187,191	187,084
GMAC Commercial Mortgage Securities Inc 5.238% due 11/10/45 " §	10,000,000	10,623,688
Greenwich Capital Commercial Funding Corp 5.444% due 03/10/39 "	11,815,000	12,465,697
GS Mortgage Securities Corp II
0.351% due 03/06/20 " § ~	5,233,462	5,107,970
0.391% due 03/06/20 " § ~	2,500,000	2,409,046
4.592% due 08/10/43 " ~	13,025,000	13,178,107
JPMorgan Chase Commercial Mortgage Securities Corp
5.336% due 05/15/47 "	1,590,000	1,652,599
5.429% due 12/12/43 "	1,650,000	1,751,444
5.794% due 02/12/51 " §	4,000,000	4,267,004
LB-UBS Commercial Mortgage Trust 5.424% due 02/15/40 "	420,000	441,697
Merrill Lynch/Countrywide Commercial Mortgage Trust 5.700% due 09/12/49 "	700,000	731,730
Morgan Stanley Capital I
0.321% due 10/15/20 " § ~	5,641,573	5,426,097
5.879% due 06/11/49 " §	3,200,000	3,431,734
RBSCF Trust
5.695% due 09/16/40 " § ~	4,000,000	4,169,448
6.014% due 12/16/49 " § ~	400,000	427,920
Vornado DP LLC 4.004% due 09/13/28 " ~	3,700,000	3,595,122
Wachovia Bank Commercial Mortgage Trust
0.340% due 06/15/20 " § ~	14,945,340	13,986,825
0.351% due 09/15/21 " § ~	10,937,268	10,660,250
5.088% due 08/15/41 " §	2,800,000	2,971,681

		162,695,147

Collateralized Mortgage Obligations - Residential - 7.1%

American General Mortgage Loan Trust 5.150% due 03/25/58 " § ~	12,649,714	13,179,465
American Home Mortgage Assets 1.028% due 02/25/47 " §	6,419,161	3,212,674
American Home Mortgage Investment Trust 1.957% due 09/25/45 " §	3,050,568	2,671,677
Arkle Master Issuer PLC (United Kingdom) 1.434% due 05/17/60 " § ~	12,800,000	12,740,526
Arran Residential Mortgages Funding PLC (United Kingdom) 2.203% due 05/16/47 " § ~	EUR 2,300,000	3,070,969
Banc of America Funding Corp 5.893% due 01/20/47 " §	$3,822,934	2,777,533
Banc of America Mortgage Securities Inc
2.866% due 06/25/35 " §	1,142,268	998,582
3.071% due 08/25/35 " §	973,704	817,546
5.189% due 11/25/34 " §	290,796	274,135
Bear Stearns Adjustable Rate Mortgage Trust
2.330% due 08/25/35 " §	1,890,568	1,814,829
2.430% due 08/25/35 " §	2,551,573	2,419,186
2.934% due 03/25/35 " §	1,874,350	1,797,215
3.060% due 03/25/35 " §	2,216,484	1,834,330
3.200% due 02/25/34 " §	3,418,915	3,059,759
4.995% due 01/25/35 " §	1,266,041	1,187,307
Bear Stearns Alt-A Trust
2.810% due 01/25/36 " §	5,061,428	2,800,604
2.955% due 09/25/35 " §	19,882,645	15,240,694
Bear Stearns Structured Products Inc
2.360% due 01/26/36 " §	17,529,019	11,508,844
5.339% due 12/26/46 " §	7,897,566	5,561,660
Chase Mortgage Finance Corp 2.905% due 02/25/37 " §	441,357	412,241
ChaseFlex Trust 6.000% due 02/25/37 "	1,000,000	728,594
Chevy Chase Mortgage Funding Corp 0.391% due 05/25/48 " § ~	291,387	133,347
Citigroup Mortgage Loan Trust Inc
0.331% due 01/25/37 " § ~	732,625	433,685
2.510% due 08/25/35 " §	1,891,480	1,784,418
2.560% due 08/25/35 " §	1,718,484	1,549,279
2.630% due 10/25/35 " §	2,344,329	2,070,257
2.820% due 12/25/35 " §	261,962	240,398
2.930% due 08/25/35 " §	2,416,072	1,284,058
5.873% due 09/25/37 " §	211,114	153,417
Countrywide Alternative Loan Trust
0.471% due 07/25/46 " §	2,498,543	1,501,469
0.541% due 12/25/35 " §	160,542	114,280
5.500% due 06/25/35 "	2,200,000	1,861,593
6.000% due 01/25/37 "	2,229,720	1,622,753
Countrywide Home Loan Mortgage Pass-Through Trust
0.581% due 03/25/35 " §	181,031	113,777
0.601% due 06/25/35 " § ~	1,543,005	1,332,774
2.969% due 11/19/33 " §	258,195	252,992
2.984% due 08/25/34 " §	115,633	85,023

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Principal
	Amount	Value
Deutsche ALT-A Securities Inc Alternate Loan Trust
0.351% due 08/25/37 " §	$130,706	$129,780
0.361% due 10/25/36 " §	124,383	44,388
Deutsche Mortgage Securities Inc 1.511% due 06/28/47 " § ~	2,466,702	2,461,912
Fannie Mae
0.321% due 12/25/36 - 07/25/37 " §	5,787,318	5,712,266
0.411% due 08/25/34 " §	747,564	717,363
0.611% due 07/25/37 - 05/25/42 " §	799,906	802,019
2.631% due 05/25/35 " §	3,329,927	3,431,159
5.950% due 02/25/44 "	722,837	796,476
First Horizon Alternative Mortgage Securities
2.378% due 06/25/34 " §	1,609,537	1,459,782
2.545% due 09/25/34 " §	917,265	852,624
First Horizon Asset Securities Inc 2.924% due 08/25/35 " §	2,766,977	2,265,320
Freddie Mac
0.410% due 10/15/20 " §	11,160,909	11,146,527
0.490% due 02/15/19 " §	22,933,516	22,967,924
0.610% due 12/15/30 " §	309,234	309,478
4.500% due 02/15/17 "	695,235	706,959
5.500% due 03/15/17 "	1,564,399	1,608,211
Freddie Mac Structured Pass-Through Securities 1.542% due 10/25/44 - 02/25/45 " §	22,096,384	21,680,694
Gracechurch Mortgage Financing PLC (United Kingdom) 0.364% due 11/20/56 " § ~	980,218	964,153
Granite Master Issuer PLC (United Kingdom)
0.301% due 12/20/54 " §	3,945,733	3,673,478
0.351% due 12/20/54 " §	880,824	820,047
0.361% due 12/20/54 " §	1,045,979	973,806
Greenpoint Mortgage Funding Trust
0.481% due 06/25/45 " §	1,814,319	1,222,005
0.531% due 11/25/45 " §	935,025	628,840
GSMPS Mortgage Loan Trust 7.000% due 06/25/43 " ~	680,925	688,835
GSR Mortgage Loan Trust
2.810% due 01/25/36 " §	6,020,703	4,726,480
2.825% due 09/25/35 " §	3,315,639	3,180,280
2.944% due 05/25/35 " §	3,070,625	2,586,612
3.038% due 01/25/35 " §	1,545,870	1,456,563
Harborview Mortgage Loan Trust
0.461% due 09/19/46 " §	3,375,351	2,111,258
0.501% due 03/19/36 " §	6,506,390	4,032,677
Impac CMB Trust 1.261% due 07/25/33 " §	450,796	403,635
Imperial Savings Association 6.576% due 02/25/18 " §	2,440	2,437
IndyMac Index Mortgage Loan Trust
0.471% due 05/25/46 " §	1,624,343	985,223
0.501% due 07/25/35 " §	655,052	428,857
2.690% due 12/25/34 " §	2,412,890	1,781,668
JPMorgan Mortgage Trust
3.011% due 07/25/35 " §	1,342,877	1,287,841
3.101% due 08/25/35 " §	1,308,402	1,135,814
3.151% due 08/25/35 " §	1,637,849	1,448,324
5.421% due 09/25/35 " §	490,055	460,998
5.540% due 07/27/37 " § ~	2,102,904	1,804,359
MASTR Adjustable Rate Mortgages Trust
2.609% due 12/25/33 " §	4,083,489	3,732,952
2.899% due 11/21/34 " §	3,370,107	3,264,018
Mellon Residential Funding Corp
0.610% due 11/15/31 " §	1,613,468	1,538,582
0.700% due 12/15/30 " §	909,478	861,589
Merrill Lynch Mortgage Investors Inc
2.349% due 02/25/33 " §	2,957,652	2,790,490
2.891% due 02/25/34 " §	5,039,948	4,814,889
5.431% due 12/25/35 " §	878,700	794,655
5.889% due 03/25/36 " §	9,289,739	6,168,419
MLCC Mortgage Investors Inc
0.511% due 11/25/35 " §	1,463,647	1,251,352
1.258% due 10/25/35 " §	1,994,988	1,736,397
5.893% due 06/25/37 " §	2,085,650	1,935,832
NCUA Guaranteed Notes
0.716% due 10/07/20 " §	11,840,616	11,825,815
0.821% due 12/08/20 " §	12,700,000	12,660,492
Provident Funding Mortgage Loan Trust 2.773% due 08/25/33 " §	3,043,799	2,892,586
Residential Accredit Loans Inc 0.561% due 08/25/35 " §	702,794	473,702
Ryland Mortgage Securities Corp 4.430% due 10/01/27 "	35,619	28,719
Securitized Asset Sales Inc 2.935% due 11/26/23 " §	21,067	20,621
Sequoia Mortgage Trust 0.611% due 10/19/26 " §	960,012	833,285
Structured Adjustable Rate Mortgage Loan Trust
1.742% due 01/25/35 " §	667,034	391,088
2.714% due 08/25/35 " §	1,486,711	1,207,018
2.770% due 02/25/34 " §	1,328,915	1,266,202
Structured Asset Mortgage Investments Inc
0.361% due 09/25/47 " §	275,877	276,471
0.391% due 03/25/37 " §	210,446	129,900
0.481% due 05/25/36 " §	1,388,468	826,786
0.511% due 07/19/35 " §	1,280,383	920,995
0.541% due 02/25/36 " §	1,640,164	996,652
0.591% due 10/19/34 " §	662,593	606,273
Structured Asset Securities Corp
0.311% due 05/25/36 " §	15,866	15,596
2.382% due 01/25/32 " §	20,303	17,591
2.856% due 10/25/35 " § ~	602,620	484,596
Swan (Australia) 6.110% due 04/25/41 " §	AUD 1,614,368	1,651,869
TBW Mortgage-Backed Pass-Through Certificates 0.371% due 01/25/37 " §	$31,502	31,110
Thornburg Mortgage Securities Trust 0.381% due 10/25/46 " §	3,132,215	3,105,330
Washington Mutual Mortgage Pass-Through Certificates
0.521% due 11/25/45 " §	1,001,721	848,293
0.551% due 10/25/45 " §	6,244,884	5,311,876
0.801% due 12/25/27 " §	479,504	425,711
1.098% due 05/25/47 " §	2,310,997	1,537,310
1.328% due 02/25/46 " §	968,317	749,422
1.328% due 08/25/46 " §	18,852,506	12,424,716
1.528% due 11/25/42 " §	128,549	114,488
1.828% due 11/25/46 " §	659,715	483,504
2.700% due 06/25/33 " §	1,685,000	1,617,155
2.770% due 09/25/35 " §	2,900,000	2,343,748
2.904% due 02/27/34 " §	1,134,299	1,160,187
5.264% due 12/25/35 " §	2,179,498	1,970,692
5.503% due 08/25/35 " §	1,678,708	1,567,809
Wells Fargo Mortgage-Backed Securities Trust
2.762% due 11/25/34 " §	530,558	522,942
2.884% due 09/25/34 " §	805,814	821,855
4.967% due 12/25/34 " §	1,501,908	1,474,873
5.402% due 07/25/36 " §	6,580,655	5,308,164
5.645% due 04/25/36 " §	1,000,000	918,816

		325,692,395

Fannie Mae - 2.8%

1.530% due 10/01/44 " §	316,360	310,817
1.542% due 11/01/42 - 09/01/44 " §	515,236	516,169
2.138% due 12/01/34 " §	298,254	307,697
2.320% due 01/01/25 " §	69,943	72,326

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Principal
	Amount	Value
2.403% due 11/01/35 " §	$294,460	$305,131
2.489% due 12/01/22 " §	23,443	24,432
2.688% due 11/01/34 " §	7,632,640	7,996,863
2.790% due 05/01/35 " §	88,031	92,099
2.907% due 08/01/17 " §	380,851	384,188
3.410% due 03/01/18 " §	252,766	260,811
3.591% due 07/01/26 " §	22,725	23,396
4.000% due 11/01/40 - 01/01/41 "	60,999,999	60,762,640
4.500% due 04/01/23 - 04/01/24 "	30,536,334	32,072,692
4.737% due 03/01/35 " §	751,794	787,966
4.786% due 03/01/35 " §	284,614	298,306
4.860% due 03/01/35 " §	70,736	74,347
4.873% due 04/01/35 " §	1,083,754	1,139,417
4.991% due 08/01/24 " §	25,515	26,084
5.000% due 03/01/24 " §	2,249	2,299
5.159% due 10/01/35 " §	651,900	691,569
5.216% due 09/01/35 " §	646,296	686,672
5.325% due 11/01/35 " §	993,410	1,060,282
5.369% due 01/01/36 " §	1,127,024	1,201,625
5.500% due 02/01/37 "	15,335,866	16,422,672
5.513% due 03/01/36 " §	635,368	679,231
5.568% due 02/01/36 " §	102,848	107,616

		126,307,347

Freddie Mac - 0.2%

2.631% due 01/01/34 " §	603,149	629,358
2.911% due 08/01/35 " §	49,389	51,696
5.083% due 10/01/35 " §	449,161	477,601
5.699% due 03/01/36 " §	515,503	552,921
6.289% due 09/01/36 " §	3,352,829	3,524,072
6.631% due 07/01/36 " §	4,609,419	4,846,804

		10,082,452

Government National Mortgage Association - 0.0%

2.625% due 09/20/22 - 07/20/25 " §	143,048	146,523
3.125% due 10/20/24 - 12/20/26 " §	66,934	68,910
3.375% due 05/20/23 - 01/20/27 " §	118,416	122,148

		337,581

Total Mortgage-Backed Securities
(Cost $652,223,036)		625,114,922

ASSET-BACKED SECURITIES - 3.2%

ACE Securities Corp 0.311% due 12/25/36 " §	165,266	158,895
American Express Credit Account Master Trust 0.300% due 08/15/13 " § ~	500,000	499,970
AMMC CLO (Cayman) 0.513% due 05/03/18 " § ~	900,000	846,745
Amortizing Residential Collateral Trust 0.841% due 07/25/32 " §	125,612	115,098
Aquilae CLO PLC (Ireland) 1.341% due 01/17/23 " § ~ Δ	EUR 473,248	561,081
ARES CLO Funds (Cayman) 0.530% due 03/12/18 " § ~	$5,243,489	4,937,732
Asset-Backed Funding Certificates
0.321% due 01/25/37 " §	70,580	69,861
0.611% due 06/25/34 " §	2,438,546	1,997,264
Asset-Backed Securities Corp Home Equity 0.341% due 05/25/37 " §	418,835	360,625
Bear Stearns Asset-Backed Securities Trust
0.311% due 11/25/36 " §	37,966	36,561
0.331% due 12/25/36 " §	444,300	412,426
0.371% due 11/25/36 " §	1,346,882	913,647
0.591% due 01/25/36 " §	22,159	22,042
0.921% due 10/25/32 " §	84,483	75,128
1.261% due 10/25/37 " §	2,780,557	1,843,884
Citigroup Mortgage Loan Trust Inc
0.301% due 12/25/36 " §	477,031	458,874
0.341% due 01/25/37 " §	1,272,891	1,004,114
Countrywide Asset-Backed Certificates
0.311% due 05/25/37 " §	170,497	169,497
0.311% due 07/25/37 " §	1,020,629	989,918
0.311% due 05/25/47 " §	64,752	64,511
0.341% due 10/25/47 " §	337,330	332,681
0.361% due 09/25/47 " §	1,742,223	1,691,742
0.371% due 10/25/46 " §	95,979	95,023
0.451% due 06/25/36 " §	1,103,353	959,878
Credit-Based Asset Servicing & Securitization LLC 0.331% due 01/25/37 " §	312,245	126,383
Equity One Asset-Backed Securities Inc 0.561% due 04/25/34 " §	503,097	392,948
First Franklin Mortgage Loan Asset-Backed Certificates
0.311% due 11/25/36 " §	472,489	468,535
0.631% due 12/25/34 " §	9,785	9,758
Ford Credit Auto Owner Trust
1.680% due 06/15/12 " §	2,450,740	2,458,329
2.760% due 05/15/13 " §	15,538,946	15,719,174
Freddie Mac Structured Pass-Through Securities 0.521% due 08/25/31 " §	279,765	272,200
GSAMP Trust 0.331% due 10/25/36 " §	4,970	4,757
Harbourmaster CLO Ltd (Netherlands) 1.286% due 06/15/20 " § ~	EUR 985,503	1,224,690
HFC Home Equity Loan Trust 0.571% due 01/20/35 " §	$505,215	462,252
Home Equity Asset Trust 0.321% due 05/25/37 " §	519,365	502,925
HSBC Home Equity Loan Trust 0.411% due 03/20/36 " §	5,424,325	5,084,391
HSI Asset Securitization Corp Trust 0.311% due 10/25/36 " §	84,540	66,272
Illinois Student Assistance Commission 0.767% due 04/25/17 " §	4,000,000	3,993,640
JPMorgan Mortgage Acquisition Corp 0.321% due 03/25/47 " §	182,739	142,970
Landmark CDO Ltd (Cayman) 0.596% due 06/01/17 " § ~ Δ	12,814,837	12,019,838
LCM LP CDO (Cayman) 0.534% due 03/21/19 " § ~	600,000	559,952
Magnolia Funding Ltd (United Kingdom) 3.000% due 04/20/17 " ~	EUR 3,033,670	4,039,381
Merrill Lynch First Franklin Mortgage Loan Trust 0.321% due 07/25/37 " §	$200,818	199,789
Merrill Lynch Mortgage Investors Inc 0.331% due 07/25/37 " §	60,389	59,973
Morgan Stanley Asset-Backed Securities Capital I
0.301% due 10/25/36 " §	47,901	47,839
0.301% due 01/25/37 " §	408,875	396,407
0.311% due 11/25/36 " §	28,600	28,559
Morgan Stanley IXIS Real Estate Capital Trust 0.311% due 11/25/36 " §	3,801	3,783
Nationstar Home Equity Loan Trust
0.321% due 06/25/37 " §	138,414	136,123
0.381% due 04/25/37 " §	1,371,154	1,342,909
Nautique Funding Ltd CDO 0.539% due 04/15/20 " § ~	962,297	864,448
Navigare Funding CLO Ltd 0.544% due 05/20/19 " § ~	1,400,000	1,291,543
Navigator CDO Ltd (Cayman) 1.136% due 11/15/15 " § ~	2,480,719	2,394,465

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Principal
	Amount	Value
Nelnet Student Loan Trust 0.988% due 07/25/18 " §	$3,100,000	$3,123,660
New Century Home Equity Loan Trust 0.441% due 05/25/36 " §	1,297,771	911,391
NYLIM Flatiron CLO Ltd (Cayman) 0.506% due 08/08/20 " § ~ Δ	1,300,000	1,206,741
Park Place Securities Inc 0.521% due 09/25/35 " §	107,892	98,823
Popular ABS Mortgage Pass-Through Trust 0.351% due 06/25/47 " §	3,016,663	2,747,809
Renaissance Home Equity Loan Trust 1.021% due 12/25/32 " §	217,275	162,670
Residential Asset Mortgage Products Inc 0.331% due 02/25/37 " §	97,150	96,817
Residential Asset Securities Corp 0.321% due 01/25/37 " §	24,324	24,274
Securitized Asset-Backed Receivables LLC Trust 0.301% due 01/25/37 " §	392,228	372,530
SLC Student Loan Trust 0.396% due 08/15/19 " §	237,600	237,034
SLM Student Loan Trust
0.278% due 10/25/18 " §	1,764,111	1,762,981
0.288% due 04/25/17 " §	806,227	806,119
0.328% due 04/25/19 " §	22,600,000	21,794,606
0.788% due 10/25/17 " §	6,700,000	6,710,135
1.105% due 10/25/23 " § ~	EUR 5,000,000	6,216,225
1.296% due 09/15/21 " § ~	1,259,384	1,627,721
1.788% due 04/25/23 " §	$1,848,993	1,910,981
1.910% due 12/15/17 " § ~	7,002,977	7,007,098
Small Business Administration Participation Certificates 5.290% due 12/01/27 "	5,328,313	5,759,904
Soundview Home Equity Loan Trust 0.321% due 11/25/36 " § ~	211,740	76,950
Specialty Underwriting & Residential Finance 0.321% due 01/25/38 " §	115,867	108,801
Structured Asset Investment Loan Trust 0.311% due 07/25/36 " §	10,908	10,873
Structured Asset Securities Corp
0.311% due 10/25/36 " §	150,354	149,696
1.761% due 04/25/35 " §	2,306,364	1,753,889
Symphony CLO Ltd (Cayman) 0.526% due 05/15/19 " § ~ Δ	6,500,000	5,889,421
Truman Capital Mortgage Loan Trust 0.601% due 01/25/34 " § ~	11,060	10,957
Wells Fargo Home Equity Trust 0.491% due 10/25/35 " §	50,766	50,617
Wood Street CLO BV (Netherlands) 1.388% due 03/29/21 " § ~	EUR 1,687,636	2,078,023

Total Asset-Backed Securities
(Cost $149,181,840)		145,638,176

U.S. GOVERNMENT AGENCY ISSUES - 2.4%

Fannie Mae
4.020% due 02/11/15	$9,100,000	9,136,719
5.375% due 04/11/22	3,050,000	3,218,766
Freddie Mac
0.211% due 12/21/11 §	60,500,000	60,496,914
0.211% due 12/29/11 §	38,700,000	38,698,568

Total U.S. Government Agency Issues
(Cost $111,515,378)		111,550,967

U.S. TREASURY OBLIGATIONS - 88.4%

U.S. Treasury Inflation Protected Securities - 88.4%

0.625% due 04/15/13	34,559,314	35,631,206
1.250% due 07/15/20	8,827,395	8,957,172
1.375% due 07/15/18	7,809,340	8,240,681
1.375% due 01/15/20	55,529,164	57,768,831
1.625% due 01/15/15	262,290,634	279,581,309
1.625% due 01/15/18	11,274,552	12,078,743
1.750% due 01/15/28	27,246,834	27,804,549
1.875% due 07/15/13	64,896,965	69,252,135
1.875% due 07/15/15 ‡	238,150,706	258,248,730
1.875% due 07/15/19 ‡	124,578,435	135,217,458
2.000% due 01/15/14	78,947,454	84,831,487
2.000% due 07/15/14 ‡	113,297,436	122,582,501
2.000% due 01/15/16 ‡	215,595,564	234,763,342
2.000% due 01/15/26 ‡	300,061,026	318,746,070
2.125% due 01/15/19	80,820,296	89,200,301
2.125% due 02/15/40	19,832,456	21,068,891
2.375% due 04/15/11	22,918,480	23,136,916
2.375% due 01/15/17 ‡	251,446,820	279,991,272
2.375% due 01/15/25 ‡	292,303,740	324,967,235
2.375% due 01/15/27 ‡	223,097,932	248,013,174
2.500% due 07/15/16 ‡	320,359,429	359,615,080
2.500% due 01/15/29	85,916,065	97,254,376
2.625% due 07/15/17	82,307,940	93,773,189
3.000% due 07/15/12 ‡	220,372,488	233,961,157
3.375% due 01/15/12	64,909,536	67,896,413
3.625% due 04/15/28 ‡	176,769,185	228,564,176
3.875% due 04/15/29	256,513,736	344,428,255

		4,065,574,649

Total U.S. Treasury Obligations
(Cost $4,095,377,030)		4,065,574,649

FOREIGN GOVERNMENT BONDS & NOTES - 2.6%

Australia Government Bond (Australia)
2.500% due 09/20/30	AUD 4,200,000	4,148,885
3.000% due 09/20/25	24,800,000	27,093,087
4.000% due 08/20/20	10,000,000	16,558,645
Canadian Government Bond (Canada) 4.250% due 12/01/21	CAD 141,295	191,366
Export-Import Bank of Korea (South Korea) 0.523% due 10/04/11 § ~	$4,400,000	4,403,775
New South Wales Treasury Bonds (Australia) 2.750% due 11/20/25	AUD 14,400,000	14,924,417
Societe Financement de l’Economie Francaise (France)
0.489% due 07/16/12 § ~	$50,100,000	50,238,777
2.125% due 01/30/12 ~	1,800,000	1,827,684
3.375% due 05/05/14 ~	800,000	843,233

Total Foreign Government Bonds & Notes
(Cost $111,689,654)		120,229,869

MUNICIPAL BONDS - 0.1%

Buckeye Tobacco Settlement Financing Authority of OH ‘A2’
5.750% due 06/01/34	650,000	440,459
5.875% due 06/01/47	100,000	65,939
6.000% due 06/01/42	2,100,000	1,435,959
Golden State Tobacco Securitization Corp CA ‘A1’ 5.125% due 06/01/47	300,000	181,824

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Principal
	Amount	Value
Tobacco Settlement Authority of IA ‘B’ 5.300% due 06/01/25	$540,000	$555,763
Tobacco Settlement Finance Authority of WV ‘A’ 7.467% due 06/01/47	4,360,000	3,028,936

Total Municipal Bonds
(Cost $7,654,574)		5,708,880

PURCHASED OPTIONS - 0.0%
(See Note (k) to Notes to Schedule of Investments)
(Cost $173,145)		464,071

SHORT-TERM INVESTMENTS - 8.4%

Foreign Government Issue - 5.4%

Japanese Treasury Discount Bills (Japan)
0.101% due 01/24/11	JPY 19,990,000,000	246,196,235

U.S. Treasury Bills - 1.5%

0.119% due 01/06/11 ‡	$1,080,000	1,079,983
0.130% due 01/27/11 ‡	220,000	219,980
0.135% due 02/17/11 ‡	1,000,000	999,828
0.135% due 01/27/11 ‡	10,000	9,999
0.136% due 01/13/11 ‡	240,000	239,990
0.138% due 02/17/11 ‡	3,237,000	3,236,430
0.175% due 06/09/11 ‡	5,100,000	5,096,552
0.176% due 06/09/11 ‡	5,080,000	5,076,566
0.177% due 06/09/11 ‡	10,767,000	10,759,721
0.181% due 06/09/11 ‡	5,410,000	5,406,343
0.183% due 01/27/11 ‡	140,000	139,987
0.184% due 06/09/11 ‡	10,470,000	10,462,922
0.186% due 01/20/11 ‡	110,000	109,990
0.186% due 06/23/11 ‡	7,800,000	7,793,627
0.189% due 06/16/11 ‡	6,530,000	6,525,181
0.190% due 05/05/11 ‡	820,000	819,620
0.190% due 06/16/11 ‡	4,680,000	4,676,546
0.194% due 01/13/11 ‡	310,000	309,986
0.195% due 06/02/11 ‡	2,400,000	2,398,550
0.205% due 05/19/11 ‡	4,860,000	4,857,429

		70,219,230

Repurchase Agreements - 1.5%

Barclays PLC 0.250% due 01/03/11 (Dated 12/31/10, repurchase price of $1,000,021; collateralized by U.S. Treasury Notes: 3.625% due 02/15/20 and value $1,026,188)	1,000,000	1,000,000
Fixed Income Clearing Corp 0.010% due 01/03/11 (Dated 12/31/10, repurchase price of $9,094,265; collateralized by Freddie Mac: 0.000% due 06/29/11 and value $9,280,358)	9,094,258	9,094,258
Morgan Stanley 0.290% due 01/03/11 (Dated 12/31/10, repurchase price of $59,301,433; collateralized by U.S. Treasury Notes: 3.625% due 08/15/19 and value $60,866,497)	59,300,000	59,300,000

		69,394,258

Total Short-Term Investments
(Cost $384,114,864)		385,809,723

TOTAL INVESTMENTS - 152.6%
(Cost $7,054,483,629)		7,018,282,036

TOTAL SECURITIES SOLD SHORT - (1.3%)
(See Note (g) to Notes to Schedule of Investments)
(Proceeds $60,747,813)		(60,695,000)

OTHER ASSETS & LIABILITIES, NET - (51.3%)		(2,358,655,642)

NET ASSETS - 100.0%		$4,598,931,394

Notes to Schedule of Investments

(a)	As of December 31, 2010, the portfolio was diversified as a percentage of net assets as follows:

U.S. Treasury Obligations	88.4%
Corporate Bonds & Notes	33.7%
Mortgage-Backed Securities	13.6%
Short-Term Investments	8.4%
Asset-Backed Securities	3.2%
Foreign Government Bonds & Notes	2.6%
U.S. Government Agency Issues	2.4%
Equity Securities	0.1%
Municipal Bonds	0.1%
Senior Loan Notes	0.1%

152.6%
Securities Sold Short	(1.3%)
Other Assets & Liabilities, Net	(51.3%)

100.0%

(b)	As of December 31, 2010, the portfolio’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows:

AAA/U.S. Government & Agency Issues	77.6%
A-1 (Short-Term Debt only)	1.0%
AA	3.4%
A	5.7%
BBB	2.4%
BB	1.1%
B	1.0%
CCC	0.8%
Not Rated	7.0%

100.0%

(c)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(d)	Investments with a total aggregate value of $5,006,008 or 0.1% of the net assets were in default as of December 31, 2010.

(e)	As of December 31, 2010, 0.9% of the portfolio’s net assets were reported illiquid by the portfolio manager or adviser under the Fund’s policy.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

(f)	As of December 31, 2010, investments with total aggregate values of $5,299,376, $245,160,959, $10,796,618 and $47,835,202 were fully or partially segregated with broker(s)/custodian as collateral for open futures contracts, reverse repurchase agreement, swap contracts, and delayed delivery securities, respectively.

(g)	Securities sold short outstanding as of December 31, 2010 were as follows:

	Principal
Description	Amount	Value
Fannie Mae 4.000% due 01/13/41	$61,000,000	($60,695,000)

Total Securities sold short
(Proceeds $60,747,813)		($60,695,000)

(h)	Open futures contracts outstanding as of December 31, 2010 were as follows:

			Unrealized
	Number of	Notional	Appreciation
Long Futures Outstanding	Contracts	Amount	(Depreciation)
Eurodollar (03/11)	1,572	$1,572,000,000	$147,213
Eurodollar (06/11)	1,128	1,128,000,000	55,050
Eurodollar (03/12)	294	294,000,000	(78,300)

Total Futures Contracts			$123,963

(i)	Reverse repurchase agreements outstanding as of December 31, 2010 were as follows:

	Interest	Settlement	Maturity	Repurchase	Principal
Counterparty	Rate	Date	Date	Amount	Amount
CIT	0.260%	09/10/10	03/15/11	$239,696,560	$239,375,000
DUB	0.100%	11/29/10	(1)	(1)	2,000,000
CSF	0.260%	09/08/10	02/10/11	1,888,746	1,886,634

					$243,261,634

(1)	The reverse repurchase agreement has an open maturity date and can be terminated at any time by either party.

(j)	Forward foreign currency contracts outstanding as of December 31, 2010 were as follows:

Contracts		Principal Amount			Unrealized
to Buy or		Covered by			Appreciation
to Sell	Currency	Contracts	Expiration	Counterparty	(Depreciation)
Sell	AUD	12,806,000	01/11	RBS	($870,504)
Buy	BRL	45,797,521	03/11	CIT	383,778
Buy	CAD	9,164,000	02/11	BOA	163,534
Buy	CAD	8,190,000	02/11	CIT	75,912
Buy	CAD	17,462,000	02/11	DUB	209,027
Buy	CAD	8,212,000	02/11	UBS	102,508
Buy	CNY	17,663,730	01/11	BOA	20,280
Buy	CNY	30,453,310	01/11	DUB	74,333
Buy	CNY	43,960,000	01/11	JPM	83,206
Buy	CNY	31,539,050	01/11	MSC	35,710
Sell	CNY	123,616,090	01/11	DUB	(188,066)
Buy	CNY	28,674,000	11/11	BRC	(52,296)
Buy	CNY	2,751,571	11/11	HSB	(8,978)
Buy	CNY	19,560,000	11/11	JPM	(61,919)
Buy	CNY	19,462,960	11/11	RBS	(39,850)
Buy	CNY	3,276,000	02/12	BRC	(11,286)
Buy	CNY	123,616,090	02/12	DUB	(132,800)
Buy	EUR	2,093,000	01/11	BRC	37,812
Buy	EUR	27,778,000	01/11	CIT	(463,187)
Sell	EUR	6,890,000	01/11	BOA	(144,053)
Sell	EUR	2,093,000	01/11	BRC	(37,635)
Sell	EUR	56,237,577	01/11	CIT	3,042,594
Sell	EUR	6,140,000	01/11	CIT	(70,496)
Sell	EUR	4,934,000	01/11	CSF	(71,027)
Sell	EUR	2,093,000	01/11	GSC	(11,174)
Sell	EUR	16,701,000	01/11	RBC	(224,140)
Sell	EUR	6,070,000	01/11	UBS	(86,258)
Sell	EUR	3,140,000	02/11	BRC	(66,874)
Sell	EUR	3,210,000	02/11	UBS	(67,624)
Sell	GBP	1,757,000	03/11	BRC	2,184
Sell	GBP	1,757,000	03/11	DUB	2,700
Sell	GBP	1,172,000	03/11	RBS	5,952
Buy	IDR	50,668,800,000	10/11	CIT	(82,760)
Buy	INR	27,895,040	03/11	BOA	24,491
Buy	INR	167,518,200	03/11	BRC	42,218
Buy	INR	139,651,000	03/11	BRC	(13,659)
Buy	INR	304,174,600	03/11	CIT	128,124
Buy	INR	285,561,600	03/11	CIT	(28,976)
Buy	INR	314,749,000	03/11	DUB	156,077
Buy	INR	407,002,900	03/11	DUB	(25,076)
Buy	INR	193,692,200	03/11	JPM	172,674
Buy	INR	144,706,800	03/11	JPM	(11,923)
Buy	INR	78,804,000	03/11	RBS	(6,598)
Buy	INR	27,645,200	03/11	UBS	970

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

Contracts		Principal Amount			Unrealized
to Buy or		Covered by			Appreciation
to Sell	Currency	Contracts	Expiration	Counterparty	(Depreciation)
Sell	JPY	10,170,000,000	01/11	DUB	( $923,159)
Sell	JPY	131,879,000	01/11	GSC	(57,684)
Sell	JPY	9,820,000,000	01/11	JPM	(823,801)
Sell	JPY	78,499,000	01/11	RBC	(34,668)
Sell	JPY	156,998,000	01/11	RBS	(66,008)
Buy	KRW	1,673,598,000	01/11	CIT	13,491
Buy	KRW	3,281,350,000	01/11	CIT	(10,990)
Buy	KRW	1,650,672,000	01/11	DUB	13,307
Buy	KRW	6,516,880,000	01/11	DUB	(62,322)
Buy	KRW	2,194,796,000	01/11	GSC	2,371
Buy	KRW	4,634,102,000	01/11	UBS	10,018
Sell	KRW	19,951,398,000	01/11	JPM	(293,297)
Buy	KRW	12,327,320,000	05/11	BRC	(152,301)
Buy	KRW	19,222,505,000	05/11	CIT	(181,541)
Buy	KRW	6,132,030,000	05/11	DUB	(56,744)
Buy	KRW	692,453,000	05/11	GSC	(3,429)
Buy	KRW	1,622,000,000	05/11	HSB	(23,565)
Buy	KRW	19,951,398,000	05/11	JPM	265,726
Buy	KRW	3,740,900,000	05/11	JPM	(20,757)
Buy	KRW	3,252,000,000	05/11	RBS	(24,843)
Buy	KRW	796,740,000	05/11	UBS	(1,848)
Buy	MYR	26,206,475	02/11	BRC	128,492
Buy	MYR	12,846,325	02/11	CIT	6,128
Buy	PHP	242,716,100	02/11	CIT	41,893
Buy	PHP	301,563,610	02/11	CIT	(35,452)
Buy	PHP	76,225,400	02/11	DUB	(9,559)
Buy	PHP	18,682,950	02/11	UBS	(2,416)
Buy	PHP	14,000,000	06/11	BOA	(5,841)
Buy	PHP	224,785,600	06/11	CIT	21,676
Buy	PHP	332,375,000	06/11	CIT	(53,149)
Buy	PHP	30,042,400	06/11	DUB	4,181
Buy	PHP	50,875,000	06/11	DUB	(1,321)
Buy	PHP	38,221,000	06/11	HSB	(2,784)
Buy	PHP	52,264,000	06/11	JPM	(1,629)
Buy	PHP	33,862,200	06/11	RBS	(16,595)
Buy	SGD	6,944,091	02/11	CIT	98,163
Buy	SGD	7,444,770	02/11	HSB	101,315
Buy	SGD	1,878,159	02/11	UBS	26,550
Buy	SGD	10,453,923	03/11	DUB	206,210

Total Forward Foreign Currency Contracts					$60,743

(k)	Purchased options outstanding as of December 31, 2010 were as follows:

Interest Rate Swaptions

	Pay/Receive
	Floating Rate
	Based on
	3-Month	Exercise	Expiration	Counter-	Notional
Description	USD-LIBOR	Rate	Date	party	Amount	Cost	Value
Put - OTC 1-Year Interest Rate Swap	Receive	2.000%	11/19/12	GSC	$71,400,000	$173,145	$464,071

Total Purchased Options						$173,145	$464,071

(l)	Transactions in written options for the year ended December 31, 2010 were as follows:

	Number of	Notional Amount	Notional Amount
	Contracts	in $	in EUR	Premium
Outstanding, December 31, 2009	436	949,000,000	-	$9,507,925
Call Options Written	4,273	1,263,500,000	26,000,000	8,192,976
Put Options Written	3,471	1,862,300,000	53,600,000	14,609,894
Call Options Expired	-	(44,200,000)	-	(203,320)
Put Options Expired	-	(55,800,000)	-	(486,906)
Call Options Closed	(2,069)	(1,329,600,000)	(21,900,000)	(8,613,309)
Put Options Closed	(1,775)	(1,532,000,000)	(21,900,000)	(11,274,926)

Outstanding, December 31, 2010	4,336	1,113,200,000	35,800,000	$11,732,334

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

(m)	Premiums received and value of written options outstanding as of December 31, 2010 were as follows:

Credit Default Swaptions – Buy Protection (1)

	Exercise	Expiration	Counter-	Notional
Description	Rate	Date	party	Amount	Premium	Value
Call - OTC Dow Jones CDX IG 15 5Y Index	0.800%	01/19/11	MSC	$6,900,000	$10,695	($4,790)
Call - OTC Dow Jones CDX IG 15 5Y Index	0.800%	03/16/11	BNP	5,600,000	12,320	(11,399)
Call - OTC Dow Jones CDX IG 15 5Y Index	0.800%	03/16/11	MSC	8,700,000	17,400	(17,709)
Call - OTC ITRAXX Europe 14 5Y Index	0.900%	03/16/11	MSC	EUR 4,100,000	12,152	(9,826)
Call - OTC Dow Jones CDX IG 15 5Y Index	0.800%	06/15/11	JPM	$7,200,000	23,760	(22,159)

					76,327	(65,883)

Credit Default Swaptions – Sell Protection (2)

Put - OTC ITRAXX Europe 14 5Y Index	1.300%	01/19/11	BNP	EUR 6,100,000	23,082	(4,267)
Put - OTC ITRAXX Europe 14 5Y Index	1.300%	01/19/11	UBS	13,200,000	46,650	(9,234)
Put - OTC Dow Jones CDX IG 15 5Y Index	1.300%	03/16/11	BNP	$5,600,000	15,120	(5,503)
Put - OTC Dow Jones CDX IG 15 5Y Index	1.300%	03/16/11	MSC	8,700,000	30,450	(8,549)
Put - OTC ITRAXX Europe 14 5Y Index	1.600%	03/16/11	BNP	EUR 4,500,000	22,283	(7,844)
Put - OTC ITRAXX Europe 14 5Y Index	1.600%	03/16/11	MSC	4,100,000	31,208	(7,147)
Put - OTC Dow Jones CDX IG 15 5Y Index	1.700%	03/16/11	MSC	$3,800,000	17,860	(1,073)
Put - OTC ITRAXX Europe 14 5Y Index	1.800%	03/16/11	MSC	EUR 3,800,000	27,328	(3,360)
Put - OTC Dow Jones CDX IG 15 5Y Index	1.200%	06/15/11	JPM	$7,200,000	31,320	(26,345)
Put - OTC Dow Jones CDX IG 15 5Y Index	1.200%	06/15/11	MSC	4,300,000	21,500	(15,734)

					266,801	(89,056)

					$343,128	($154,939)

(1) If the portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swaption agreement, the portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swaption and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swaption less the recovery value of the referenced obligation or underlying investments comprising the referenced index. The seller is only obligated if the swaption is exercised.
(2) If the portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swaption agreement, the portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swaption and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swaption less the recovery value of the referenced obligation or underlying investments comprising the referenced index. The portfolio is only obligated if the swaption is exercised.

Inflation Floor/Cap Options

	Strike		Expiration	Counter-	Notional
Description	Index	Exercise Index	Date	party	Amount	Premium	Value
Floor - OTC U.S. CPI Urban Consumers NSA	215.95	Maximum of [(1 +0.00%)[10] -Inflation Adjustment)] or $0	03/10/20	DUB	$9,800,000	$73,500	($101,446)
Floor - OTC U.S. CPI Urban Consumers NSA	215.95	Maximum of [(1 +0.00%)[10] -Inflation Adjustment)] or $0	03/12/20	CIT	26,500,000	227,900	(259,642)
Floor - OTC U.S. CPI Urban Consumers NSA	216.69	Maximum of [(1 +0.00%)[10] -Inflation Adjustment)] or $0	04/07/20	CIT	90,900,000	810,160	(905,865)
Floor - OTC U.S. CPI Urban Consumers NSA	217.97	Maximum of [(1 +0.00%)[10] -Inflation Adjustment)] or $0	09/29/20	CIT	8,700,000	112,230	(88,565)

						$1,223,790	($1,355,518)

Interest Rate Swaptions

	Pay/Receive
	Floating Rate
	Based on
	3-Month	Exercise	Expiration	Counter-	Notional
Description	USD-LIBOR	Rate	Date	party	Amount	Premium	Value
Put - OTC 3-Year Interest Rate Swap	Pay	3.000%	06/18/12	BOA	$60,800,000	$611,213	($766,439)
Put - OTC 3-Year Interest Rate Swap	Pay	3.000%	06/18/12	BRC	9,700,000	85,244	(122,277)
Put - OTC 3-Year Interest Rate Swap	Pay	3.000%	06/18/12	CIT	51,700,000	588,228	(651,725)
Put - OTC 3-Year Interest Rate Swap	Pay	3.000%	06/18/12	DUB	30,000,000	335,310	(378,177)
Put - OTC 3-Year Interest Rate Swap	Pay	3.000%	06/18/12	JPM	40,600,000	372,635	(511,799)
Put - OTC 3-Year Interest Rate Swap	Pay	3.000%	06/18/12	RBS	61,000,000	675,921	(768,960)
Put - OTC 10-Year Interest Rate Swap	Pay	10.000%	07/10/12	MSC	8,300,000	54,780	(5,512)
Put - OTC 10-Year Interest Rate Swap	Pay	10.000%	07/10/12	RBS	14,800,000	100,640	(9,829)
Put - OTC 2-Year Interest Rate Swap	Pay	2.250%	09/24/12	BOA	17,000,000	116,185	(230,595)
Put - OTC 2-Year Interest Rate Swap	Pay	2.250%	09/24/12	MSC	6,700,000	42,880	(90,881)
Put - OTC 2-Year Interest Rate Swap	Pay	2.250%	09/24/12	RBS	340,100,000	2,731,516	(4,613,252)
Put - OTC 1-Year Interest Rate Swap	Pay	1.000%	11/19/12	GSC	71,400,000	407,357	(850,810)

						$6,121,909	($9,000,256)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

Options on Exchange-Traded Futures Contracts

	Exercise	Expiration	Counter-	Number of
Description	Price	Date	party	Contracts	Premium	Value
Call - CBOT 10-Year U.S. Treasury Note Futures (02/11)	$129.00	01/21/11	CIT	165	$67,264	($2,578)
Call - CBOT 10-Year U.S. Treasury Note Futures (03/11)	125.00	02/18/11	CIT	1,009	257,607	(173,422)
Call - CME Eurodollar Futures (09/11)	99.38	09/19/11	CIT	1,248	584,164	(733,200)

					909,035	(909,200)

Put - CBOT 10-Year U.S. Treasury Note Futures (02/11)	124.00	01/21/11	CIT	165	84,279	(598,125)
Put - CBOT 10-Year U.S. Treasury Note Futures (03/11)	115.00	02/18/11	CIT	501	338,488	(86,109)
Put - CME Eurodollar Futures (09/11)	99.38	09/19/11	CIT	1,248	798,620	(514,800)

					1,221,387	(1,199,034)

					$2,130,422	($2,108,234)

Straddle Options

	Counter-	Exercise	Expiration	Notional
Description	party	Price (1)	Date	Amount	Premium	Value
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement Δ	GSC	$-	10/11/11	$31,100,000	$164,214	($252,091)
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement Δ	JPM	-	10/11/11	31,300,000	159,004	(253,712)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement Δ	MSC	-	10/11/11	67,600,000	750,404	(1,137,119)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement Δ	MSC	-	11/14/11	77,200,000	839,463	(1,295,764)

					$1,913,085	($2,938,686)

(1) Exercise price and final cost determined on a future date based upon implied volatility parameters.

Total Written Options					$11,732,334	($15,557,633)

(n)	Swap agreements outstanding as of December 31, 2010 were as follows:

Credit Default Swaps on Corporate and Sovereign Issues – Buy Protection (1)

								Upfront
	Fixed Deal				Implied Credit			Premiums	Unrealized
	Pay		Expiration	Counter-	Spread at	Notional		Paid	Appreciation
Referenced Obligation	Rate		Date	party	12/31/10 (3)	Amount (4)	Value (5)	(Received)	(Depreciation)
Xstrata Canada Corp 7.350% due 06/05/12	(0.910%	)	06/20/12	BOA	0.387%	$3,700,000	($29,758)	$-	($29,758)
Starwoods Hotel & Resorts Worldwide Inc 7.875% due 05/01/12	(5.000%	)	06/20/12	DUB	0.468%	5,500,000	(377,994)	(167,108)	(210,886)
UST Inc 6.625% due 07/15/12	(0.340%	)	09/20/12	BOA	0.154%	8,900,000	(29,721)	-	(29,721)
Starwoods Hotel & Resorts Worldwide Inc 6.250% due 02/15/13	(2.370%	)	03/20/13	BOA	0.607%	3,000,000	(119,458)	-	(119,458)
Macy’s Retail Holdings Inc 5.875% due 01/15/13	(2.430%	)	03/20/13	BOA	0.720%	2,000,000	(77,184)	-	(77,184)
Rexam PLC 6.750% due 06/01/13	(1.450%	)	06/20/13	BRC	0.550%	4,200,000	(95,042)	-	(95,042)
Embarq Corp 7.082% due 06/01/16	(2.140%	)	06/20/13	MSC	0.611%	5,000,000	(191,488)	-	(191,488)
International Lease Finance Corp 5.550% due 09/15/12	(5.000%	)	09/20/13	BOA	2.222%	700,000	(51,890)	(22,601)	(29,289)
Cadbury Schweppes UC Finance LLC 5.125% due 10/01/13	(0.460%	)	12/20/13	BOA	0.227%	6,200,000	(43,789)	-	(43,789)
International Lease Finance Corp 6.625% due 11/15/13	(1.600%	)	12/20/13	DUB	2.383%	3,200,000	68,945	-	68,945
Dish DBS Corp 6.625% due 10/01/14	(3.650%	)	12/20/13	BOA	1.853%	3,800,000	(201,081)	-	(201,081)
Dish DBS Corp 6.625% due 10/01/14	(3.650%	)	12/20/13	CIT	1.853%	4,100,000	(216,956)	-	(216,956)
Dish DBS Corp 6.625% due 10/01/14	(3.650%	)	12/20/13	MER	1.853%	1,100,000	(58,208)	-	(58,208)
Liberty Mutual Group Inc 5.750% due 03/15/14	(1.390%	)	03/20/14	BOA	1.930%	3,600,000	58,097	-	58,097
Centex Corp 5.250% due 06/15/15	(1.000%	)	06/20/14	BNP	1.977%	3,500,000	111,446	(46,651)	158,097
Marsh & McLennan Cos Inc 5.750% due 09/15/15	(0.600%	)	09/20/15	DUB	1.276%	3,000,000	89,441	-	89,441
Marsh & McLennan Cos Inc 5.750% due 09/15/15	(0.830%	)	09/20/15	BOA	1.276%	3,000,000	58,574	-	58,574
Masco Corp 6.125% due 10/03/16	(1.910%	)	12/20/16	CIT	2.520%	5,300,000	164,973	-	164,973
Cardinal Health Inc 6.000% due 06/15/17	(0.590%	)	06/20/17	DUB	0.676%	1,000,000	4,969	-	4,969
Macy’s Retail Holdings Inc 7.450% due 07/15/17	(2.110%	)	09/20/17	DUB	1.647%	1,000,000	(28,344)	-	(28,344)
Limited Brands Inc 6.900% due 07/15/17	(3.113%	)	09/20/17	MSC	1.772%	1,000,000	(80,932)	-	(80,932)
Temple-Inland Inc 6.875% due 01/15/18	(1.000%	)	03/20/18	BOA	2.265%	4,000,000	308,224	208,974	99,250

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

								Upfront
	Fixed Deal				Implied Credit			Premiums	Unrealized
	Pay		Expiration	Counter-	Spread at	Notional		Paid	Appreciation
Referenced Obligation	Rate		Date	party	12/31/10 (3)	Amount (4)	Value (5)	(Received)	(Depreciation)
Health Care Properties Inc 6.700% due 01/30/18	(2.910%	)	03/20/18	GSC	1.459%	$3,000,000	( $278,165)	$-	( $278,165)
Con-way Inc 7.250% due 01/15/18	(3.800%	)	03/20/18	UBS	2.343%	7,000,000	(626,704)	-	(626,704)
Starwood Hotels & Resorts Worldwide Inc 6.750% due 05/15/18	(1.490%	)	06/20/18	BOA	1.442%	3,900,000	(14,076)	-	(14,076)

							($1,656,121)	($27,386)	($1,628,735)

Credit Default Swaps on Corporate and Sovereign Issues – Sell Protection (2)

							Upfront
	Fixed Deal			Implied Credit			Premiums	Unrealized
	Receive	Expiration	Counter-	Spread at	Notional		Paid	Appreciation
Referenced Obligation	Rate	Date	party	12/31/10 (3)	Amount (4)	Value (5)	(Received)	(Depreciation)
Italy Government Global Debt Bond 6.875% due 09/27/23	1.000%	06/20/11	BOA	1.562%	$800,000	($1,852)	($10,337)	$8,485
Petrobras International SP 8.375% due 12/10/18	1.000%	09/20/12	DUB	1.165%	1,400,000	(3,489)	(17,368)	13,879
American International Group Inc 6.250% due 05/01/36	1.975%	03/20/13	RBS	0.983%	4,400,000	98,792	-	98,792
France Government Bond OAT 4.250% due 04/25/19	0.250%	06/20/15	CIT	1.003%	6,600,000	(211,802)	(157,700)	(54,102)
France Government Bond OAT 4.250% due 04/25/19	0.250%	06/20/15	DUB	1.003%	5,900,000	(189,338)	(193,294)	3,956
France Government Bond OAT 4.250% due 04/25/19	0.250%	06/20/15	JPM	1.003%	5,300,000	(170,083)	(187,077)	16,994
United Kingdom Index-Linked Treasury Gilt 4.250% due 06/07/32 Δ	1.000%	06/20/15	BNP	0.666%	10,500,000	154,826	95,052	59,774
Brazil Government Bond 12.250% due 03/06/30	1.000%	06/20/15	BRC	1.033%	5,600,000	(6,104)	(65,752)	59,648
United Kingdom Index-Linked Treasury Gilt 4.250% due 06/07/32 Δ	1.000%	06/20/15	CIT	0.666%	8,300,000	122,386	67,445	54,941
Italy Government Global Debt Bond 6.875% due 09/27/23	1.000%	06/20/15	DUB	2.338%	1,500,000	(81,149)	(36,009)	(45,140)
United Kingdom Index-Linked Treasury Gilt 4.250% due 06/07/32 Δ	1.000%	06/20/15	DUB	0.666%	3,400,000	50,134	16,168	33,966
Brazil Government Bond 12.250% due 03/06/30	1.000%	06/20/15	HSB	1.033%	3,000,000	(3,270)	(42,473)	39,203
Brazil Government Bond 12.250% due 03/06/30	1.000%	06/20/15	JPM	1.033%	1,200,000	(1,308)	(13,657)	12,349
Brazil Government Bond 12.250% due 03/06/30	1.000%	06/20/15	RBS	1.033%	2,300,000	(2,507)	(44,420)	41,913
Italy Government Global Debt Bond 6.875% due 09/27/23	1.000%	06/20/15	RBS	2.338%	2,200,000	(119,018)	(52,813)	(66,205)
France Government Bond OAT 4.250% due 04/25/19	0.250%	12/20/15	BOA	1.062%	7,000,000	(266,199)	(159,148)	(107,051)
France Government Bond OAT 4.250% due 04/25/19	0.250%	12/20/15	CIT	1.062%	800,000	(30,423)	(22,001)	(8,422)
France Government Bond OAT 4.250% due 04/25/19	0.250%	12/20/15	JPM	1.062%	5,000,000	(190,142)	(100,522)	(89,620)
France Government Bond OAT 4.250% due 04/25/19	0.250%	12/20/15	RBS	1.062%	10,900,000	(414,510)	(211,399)	(203,111)
Japanese Government Bond OAT 2.000% due 03/21/22 Δ	1.000%	12/20/15	BOA	0.691%	2,300,000	34,677	48,494	(13,817)
United Kingdom Index-Linked Treasury Gilt 4.250% due 06/07/32 Δ	1.000%	12/20/15	CSF	0.715%	5,600,000	77,739	131,353	(53,614)
Italy Government Global Debt Bond 6.875% due 09/27/23	1.000%	12/20/15	DUB	2.372%	8,100,000	(491,567)	(286,229)	(205,338)
United Kingdom Index-Linked Treasury Gilt 4.250% due 06/07/32 Δ	1.000%	12/20/15	DUB	0.715%	4,400,000	61,081	102,119	(41,038)
Japanese Government Bond OAT 2.000% due 03/21/22 Δ	1.000%	12/20/15	GSC	0.691%	2,100,000	31,661	44,277	(12,616)
Japanese Government Bond OAT 2.000% due 03/21/22 Δ	1.000%	12/20/15	JPM	0.691%	17,800,000	268,367	398,080	(129,713)
Japanese Government Bond OAT 2.000% due 03/21/22 Δ	1.000%	12/20/15	RBS	0.691%	4,300,000	64,830	96,630	(31,800)
Brazil Government Bond 12.250% due 03/06/30	1.000%	06/20/20	HSB	1.402%	13,400,000	(424,945)	(391,208)	(33,737)

						($1,643,213)	($991,789)	($651,424)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

Credit Default Swaps on Credit Indices – Sell Protection (2)

						Upfront
	Fixed Deal					Premiums	Unrealized
	Receive	Expiration	Counter-	Notional		Paid	Appreciation
Referenced Obligation	Rate	Date	party	Amount (4)	Value (5)	(Received)	(Depreciation)
Dow Jones CDX IG15 5Y Δ	1.000%	12/20/15	JPM	$20,700,000	$150,968	$61,081	$89,887
Dow Jones CDX EM14	5.000%	12/20/15	BRC	4,600,000	635,293	655,500	(20,207)
Dow Jones CDX EM14	5.000%	12/20/15	DUB	5,900,000	814,833	874,900	(60,067)
Dow Jones CDX EM14	5.000%	12/20/15	MSC	12,200,000	1,684,908	1,720,200	(35,292)
Dow Jones CDX EM14	5.000%	12/20/15	UBS	7,600,000	1,049,615	1,071,350	(21,735)

					$4,335,617	$4,383,031	($47,414)

Total Credit Default Swaps					$1,036,283	$3,363,856	($2,327,573)

(1) If the portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2) If the portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(3) An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in the absolute terms, utilized in determining the value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(4) The maximum potential amount the portfolio could be required to make as a seller of credit protection or receive as a buyer of protection if a credit event occurs as a defined under the terms of that particular swap agreement.
(5) The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the year end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps

							Upfront
							Premiums	Unrealized
	Counter-	Pay/Receive	Fixed	Expiration	Notional		Paid	Appreciation
Floating Rate Index	party	Floating Rate	Rate	Date	Amount	Value	(Received)	(Depreciation)
France CPI Excluding Tobacco	BNP	Pay	2.040%	02/21/11	EUR 10,200,000	$437,275	$-	$437,275
France CPI Excluding Tobacco	JPM	Pay	2.028%	10/15/11	7,400,000	311,252	-	311,252
France CPI Excluding Tobacco	UBS	Pay	2.095%	10/15/11	11,800,000	553,801	-	553,801
France CPI Excluding Tobacco	BNP	Pay	1.988%	12/15/11	14,700,000	516,102	-	516,102
BRL-CDI-Compounded	MSC	Pay	10.115%	01/02/12	BRL 21,000,000	(460,830)	(199,482)	(261,348)
BRL-CDI-Compounded	UBS	Pay	10.575%	01/02/12	76,600,000	(787,529)	(19,121)	(768,408)
BRL-CDI-Compounded	BRC	Pay	10.680%	01/02/12	92,500,000	(739,875)	(1,406,005)	666,130
BRL-CDI-Compounded	JPM	Pay	11.250%	01/02/12	21,000,000	(60,437)	(536)	(59,901)
BRL-CDI-Compounded	MSC	Pay	11.290%	01/02/12	9,300,000	(23,571)	(9,868)	(13,703)
BRL-CDI-Compounded	HSB	Pay	11.360%	01/02/12	54,300,000	437,008	157,332	279,676
BRL-CDI-Compounded	MSC	Pay	11.600%	01/02/12	9,000,000	137,430	73,659	63,771
BRL-CDI-Compounded	MSC	Pay	11.630%	01/02/12	46,300,000	155,357	(28,644)	184,001
BRL-CDI-Compounded	GSC	Pay	11.670%	01/02/12	43,200,000	699,838	384,597	315,241
BRL-CDI-Compounded	HSB	Pay	14.765%	01/02/12	11,400,000	675,466	75,267	600,199
BRL-CDI-Compounded	MER	Pay	14.765%	01/02/12	11,900,000	705,091	55,086	650,005
6-Month GBP-LIBOR	RBS	Pay	3.440%	09/14/12	GBP 8,800,000	(85,897)	-	(85,897)
6-Month GBP-LIBOR	DUB	Pay	3.450%	09/15/12	2,800,000	(26,442)	-	(26,442)
BRL-CDI-Compounded	BNP	Pay	11.880%	01/02/13	BRL 34,100,000	131,664	(160,816)	292,480
BRL-CDI-Compounded	GSC	Pay	11.890%	01/02/13	59,900,000	258,587	41,978	216,609
BRL-CDI-Compounded	HSB	Pay	11.890%	01/02/13	22,900,000	98,859	31,758	67,101
BRL-CDI-Compounded	MSC	Pay	11.980%	01/02/13	20,500,000	107,490	-	107,490
BRL-CDI-Compounded	UBS	Pay	12.070%	01/02/13	23,900,000	159,770	(63,763)	223,533
BRL-CDI-Compounded	BRC	Pay	12.285%	01/02/13	17,100,000	164,228	80,772	83,456

Total Interest Rate Swaps						$3,364,637	($987,786)	$4,352,423

Total Swap Agreements						$4,400,920	$2,376,070	$2,024,850

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
INFLATION MANAGED PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

(o)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 15 in the Notes to Financial Statements) as of December 31, 2010:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2010	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Convertible Preferred Stocks (1)	$3,201,760	$3,201,760	$-	$-
	Corporate Bonds & Notes	1,548,507,112	-	1,544,112,531	4,394,581
	Senior Loan Notes	6,481,907	-	6,481,907	-
	Mortgage-Backed Securities	625,114,922	-	602,157,130	22,957,792
	Asset-Backed Securities	145,638,176	-	112,988,187	32,649,989
	U.S. Government Agency Issues	111,550,967	-	111,550,967	-
	U.S. Treasury Obligations	4,065,574,649	-	4,065,574,649	-
	Foreign Government Bonds & Notes	120,229,869	-	120,229,869	-
	Municipal Bonds	5,708,880	-	5,708,880	-
	Short-Term Investments	385,809,723	-	385,809,723	-
	Derivatives:
	Credit Contracts
	Swaps	6,164,779	-	6,164,779	-
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	5,703,605	-	5,703,605	-
	Interest Rate Contracts
	Futures	202,263	202,263	-	-
	Purchased Options	464,071	-	464,071	-
	Swaps	5,549,218	-	5,549,218	-

	Total Interest Rate Contracts	6,215,552	202,263	6,013,289	-

	Total Assets - Derivatives	18,083,936	202,263	17,881,673	-

	Total Assets	7,035,901,901	3,404,023	6,972,495,516	60,002,362

Liabilities	Securities Sold Short	(60,695,000)	-	(60,695,000)	-
	Derivatives:
	Credit Contracts
	Written Options	(154,939)	-	(154,939)	-
	Swaps	(5,128,496)	-	(5,128,496)	-

	Total Credit Contracts	(5,283,435)	-	(5,283,435)	-

	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(5,642,862)	-	(5,642,862)	-
	Interest Rate Contracts
	Futures	(78,300)	(78,300)	-	-
	Written Options	(15,402,694)	(2,108,234)	(9,000,256)	(4,294,204)
	Swaps	(2,184,581)	-	(2,184,581)	-

	Total Interest Rate Contracts	(17,665,575)	(2,186,534)	(11,184,837)	(4,294,204)

	Total Liabilities - Derivatives	(28,591,872)	(2,186,534)	(22,111,134)	(4,294,204)

	Total Liabilities	(89,286,872)	(2,186,534)	(82,806,134)	(4,294,204)

	Total	$6,946,615,029	$1,217,489	$6,889,689,382	$55,708,158

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the portfolio’s assets and liabilities (See Note 15 in the Notes to Financial Statements) for the year ended December 31, 2010:

								Change in Net
								Unrealized
								Appreciation
								(Depreciation)
					Total Change			on Level 3
					in Net	Transfers		Holdings
	Value,	Net	Accrued	Total Net	Unrealized	In and/or		Held at the End
	Beginning	Purchases	Discounts	Realized Gains	Appreciation	Out of	Value,	of Year,
	of Year	(Sales)	(Premiums)	(Losses)	(Depreciation)	Level 3	End of Year	if Applicable
Corporate Bonds & Notes	$-	$4,306,153	$13,863	$439	$74,126	$-	$4,394,581	$74,126
Mortgage-Backed Securities	23,028,926	(1,338,050)	117,829	945,089	203,998	-	22,957,792	101,804
Asset-Backed Securities	-	32,788,200	110,169	7,976	(256,356)	-	32,649,989	(256,356)
Derivatives:
Interest Rate Contracts
Written Options	-	(3,136,875)	-	-	(1,157,329)	-	(4,294,204)	(1,157,329)

	$23,028,926	$32,619,428	$241,861	$953,504	($1,135,561)	$-	$55,708,158	($1,237,755)

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments
December 31, 2010

	Shares	Value
CONVERTIBLE PREFERRED STOCKS - 0.8%

Financials - 0.8%

American International Group Inc 8.500%	395,100	$3,472,929
Wells Fargo & Co 7.500%	50,000	50,027,500

		53,500,429

Total Convertible Preferred Stocks
(Cost $66,682,053)		53,500,429

PREFERRED STOCKS - 0.0%

Financials - 0.0%

DG Funding Trust ~ Δ	233	1,778,789

Total Preferred Stocks
(Cost $1,940,681)		1,778,789

	Principal
	Amount
CORPORATE BONDS & NOTES - 25.6%

Consumer Discretionary - 1.0%

Comcast Corp 7.050% due 03/15/33	$3,000,000	3,437,340
Corporacion GEO SAB de CV (Mexico) 9.250% due 06/30/20 ~	2,600,000	2,957,500
Cox Communications Inc 6.800% due 08/01/28	110,000	118,410
Daimler Finance North America LLC
5.750% due 09/08/11	8,000,000	8,267,624
6.500% due 11/15/13	6,500,000	7,363,317
General Motors Corp 8.375% due 07/05/33 Ψ	EUR 7,400,000	3,312,688
Macy’s Retail Holdings Inc 5.900% due 12/01/16	$5,000,000	5,362,500
Marks & Spencer Group PLC (United Kingdom) 6.250% due 12/01/17 ~	10,000,000	10,674,930
The Black & Decker Corp 4.750% due 11/01/14	6,000,000	6,463,224
The Home Depot Inc 5.400% due 03/01/16	5,000,000	5,609,390
Viacom Inc 6.250% due 04/30/16	7,500,000	8,545,005
Yum! Brands Inc 6.250% due 03/15/18	3,200,000	3,618,406

		65,730,334

Consumer Staples - 1.0%

Kraft Foods Inc
6.125% due 02/01/18	20,300,000	23,222,388
6.500% due 08/11/17	5,000,000	5,828,320
6.875% due 02/01/38	2,600,000	3,028,758
Philip Morris International Inc 6.375% due 05/16/38	4,100,000	4,775,373
Reynolds American Inc 7.625% due 06/01/16	4,100,000	4,770,498
The Clorox Co 5.950% due 10/15/17	5,000,000	5,586,555
The Kroger Co 5.500% due 02/01/13	2,900,000	3,138,455
Wal-Mart Stores Inc
5.800% due 02/15/18	7,200,000	8,285,306
6.500% due 08/15/37	2,900,000	3,418,706

		62,054,359

Energy - 2.5%

Gaz Capital SA (Russia)
5.875% due 06/01/15 ~	EUR 1,800,000	2,558,680
8.146% due 04/11/18 ~	$11,000,000	12,787,500
9.250% due 04/23/19 ~	18,400,000	22,701,920
Indian Oil Corp Ltd (India) 4.750% due 01/22/15	2,500,000	2,575,290
Nabors Industries Inc 6.150% due 02/15/18	4,800,000	5,130,696
NGPL PipeCo LLC 7.119% due 12/15/17 ~	18,800,000	20,610,233
Odebrecht Drilling VIII (Cayman) 6.350% due 06/30/21 ~	1,900,000	1,985,500
Petrobras International Finance Co (Cayman)
5.875% due 03/01/18	11,600,000	12,409,889
7.875% due 03/15/19	2,100,000	2,493,057
Petroleos Mexicanos (Mexico) 5.500% due 01/21/21	8,600,000	8,750,500
Ras Laffan Liquefied Natural Gas Co Ltd III (Qatar)
4.500% due 09/30/12 ~ Δ	1,900,000	1,993,191
6.332% due 09/30/27 ~ Δ	2,600,000	2,751,783
6.750% due 09/30/19 ~ Δ	2,600,000	3,012,529
Shell International Finance BV (Netherlands) 5.500% due 03/25/40	2,800,000	3,010,927
Statoil ASA (Norway) 7.150% due 01/15/29	1,000,000	1,236,280
Suncor Energy Inc (Canada) 6.100% due 06/01/18	36,800,000	42,376,193
The Williams Cos Inc 7.500% due 01/15/31	700,000	788,272
TNK-BP Finance SA (Luxembourg)
7.500% due 07/18/16 ~ Δ	400,000	444,000
7.875% due 03/13/18 ~	2,400,000	2,733,120
TransCapitalInvest Ltd for OJSC AK Transneft (Ireland) 8.700% due 08/07/18 ~	2,800,000	3,471,804
Transocean Inc (Cayman)
4.950% due 11/15/15	6,400,000	6,621,274
7.500% due 04/15/31	1,000,000	1,074,418

		161,517,056

Financials - 17.5%

Allstate Life Global Funding Trusts 5.375% due 04/30/13	12,018,000	13,094,320
Ally Financial Inc
6.250% due 12/01/17 ~ Δ	9,200,000	9,211,500
7.500% due 09/15/20 ~	2,900,000	3,055,875
American Express Bank FSB 5.500% due 04/16/13	17,800,000	19,195,057
American Express Centurion Bank 6.000% due 09/13/17	39,100,000	43,633,762
American Express Travel Related Services Co Inc 0.461% due 06/01/11 §	1,600,000	1,592,387
American General Finance Corp
4.000% due 03/15/11	6,500,000	6,483,750
5.625% due 08/17/11	10,000,000	9,887,500
6.900% due 12/15/17	5,000,000	4,062,500
American International Group Inc
5.050% due 10/01/15	7,200,000	7,422,278
5.375% due 10/18/11	6,900,000	7,129,342
5.450% due 05/18/17	4,400,000	4,467,514
5.600% due 10/18/16	6,820,000	7,060,569
5.850% due 01/16/18	25,400,000	26,266,216
8.000% due 05/22/38 § ~	EUR 5,600,000	7,258,781
BAC Capital Trust VII 5.250% due 08/10/35	GBP 3,350,000	3,551,628

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Principal
	Amount	Value

Banco do Brasil SA (Brazil) 4.500% due 01/22/15 ~	$2,000,000	$2,090,000
Banco Santander Brasil SA (Brazil)
0.000% due 12/28/11 ~ Δ	19,600,000	19,104,141
4.500% due 04/06/15 ~ Δ	1,000,000	1,025,066
Bank of America Corp
0.616% due 08/15/16 §	2,800,000	2,462,278
4.500% due 04/01/15	5,900,000	6,002,123
5.650% due 05/01/18	25,300,000	25,889,338
7.250% due 10/15/25	840,000	847,234
Bank of China Ltd (Hong Kong) 5.550% due 02/11/20 ~	1,700,000	1,779,242
Bank of India (India) 4.750% due 09/30/15	4,800,000	4,892,165
Bank of Montreal (Canada) 2.850% due 06/09/15 ~	4,200,000	4,270,749
Bank of Nova Scotia (Canada) 1.650% due 10/29/15 ~	4,200,000	4,019,295
Barclays Bank PLC (United Kingdom)
0.478% due 03/23/17 §	1,300,000	1,224,722
5.450% due 09/12/12	23,200,000	24,872,929
10.179% due 06/12/21 ~	19,520,000	24,349,131
BPCE SA (France) 2.375% due 10/04/13 ~	1,700,000	1,696,038
Capital One Capital IV 6.745% due 02/17/37 §	300,000	299,250
CCCA LLC 7.900% due 10/15/12 ~	500,000	517,340
CIT Group Inc
7.000% due 05/01/13	1,704,904	1,743,264
7.000% due 05/01/14	2,807,357	2,842,449
7.000% due 05/01/15	1,207,357	1,213,394
7.000% due 05/01/16	2,012,262	2,024,839
7.000% due 05/01/17	2,817,166	2,831,252
CitiFinancial Inc 6.625% due 06/01/15	4,000,000	4,351,704
Citigroup Capital XXI 8.300% due 12/21/57 §	62,050,000	64,842,250
Citigroup Inc
0.572% due 06/09/16 §	20,900,000	18,674,359
5.375% due 08/09/20	470,000	489,247
5.500% due 04/11/13	10,200,000	10,867,070
5.875% due 05/29/37	6,800,000	6,674,363
8.500% due 05/22/19	6,500,000	8,081,977
CNA Financial Corp 5.850% due 12/15/14	9,000,000	9,503,856
DnB NOR Bank ASA (Norway) 0.526% due 09/01/16 §	1,300,000	1,271,797
Everest Reinsurance Holdings Inc 5.400% due 10/15/14	2,000,000	2,110,942
Ford Motor Credit Co LLC
3.039% due 01/13/12 §	10,000,000	10,100,500
7.000% due 10/01/13	700,000	750,938
7.250% due 10/25/11	5,064,000	5,234,905
7.375% due 02/01/11	3,900,000	3,911,727
8.000% due 12/15/16	500,000	559,398
12.000% due 05/15/15	3,300,000	4,154,865
General Electric Capital Corp
5.875% due 01/14/38	12,300,000	12,811,889
6.875% due 01/10/39	6,900,000	8,000,785
General Motors Acceptance Corp
5.375% due 06/06/11	EUR 6,000,000	8,138,066
6.625% due 05/15/12	$8,600,000	8,868,329
6.875% due 09/15/11	3,000,000	3,078,537
7.000% due 02/01/12	10,500,000	10,839,559
7.250% due 03/02/11	2,000,000	2,012,746
GMAC International Finance BV (Netherlands) 7.500% due 04/21/15	EUR 13,000,000	18,066,775
Goldman Sachs Capital II 5.793% § ±	$13,500,000	11,508,750
HSBC Holdings PLC (United Kingdom) 6.500% due 09/15/37	8,500,000	8,930,338
ING Bank NV (Netherlands) 2.500% due 01/14/16 ~ Δ	2,500,000	2,441,398
JPMorgan Chase & Co
1.264% due 09/26/13 §	EUR 9,800,000	12,801,530
6.000% due 01/15/18	$3,300,000	3,690,605
7.900% § ±	3,615,000	3,855,654
JPMorgan Chase Bank NA 0.632% due 06/13/16 §	1,000,000	943,768
KeyBank NA 1.166% due 11/21/11 §	EUR 500,000	657,814
LeasePlan Corp NV (Netherlands) 3.125% due 02/10/12	10,900,000	14,867,280
Lehman Brothers Holdings Inc
5.625% due 01/24/13 Ψ	$35,100,000	8,775,000
6.750% due 12/28/17 Ψ	17,000,000	9,350
6.875% due 05/02/18 Ψ	4,300,000	1,085,750
Lloyds TSB Bank PLC (United Kingdom) 12.000% § ± ~	5,400,000	5,901,048
Marsh & McLennan Cos Inc
5.375% due 07/15/14	4,000,000	4,258,612
5.750% due 09/15/15	5,000,000	5,387,225
Merrill Lynch & Co Inc
6.050% due 08/15/12	500,000	529,654
6.875% due 04/25/18	26,100,000	28,604,086
Metropolitan Life Global Funding I 5.125% due 04/10/13 ~	600,000	646,378
Morgan Stanley
0.570% due 04/19/12 §	6,900,000	6,887,173
5.300% due 03/01/13	354,000	377,422
National Australia Bank Ltd (Australia) 5.350% due 06/12/13 ~	6,700,000	7,260,998
New York Life Global Funding 4.650% due 05/09/13 ~	1,510,000	1,624,722
Nordea Bank AB (Sweden) 4.875% due 01/27/20 ~	22,500,000	23,124,915
Nykredit Realkredit AS (Denmark)
2.359% due 04/01/38 §	DKK 31,625,690	5,431,542
2.359% due 10/01/38 §	34,098,763	5,831,827
Principal Life Income Funding Trusts 5.300% due 04/24/13	$3,800,000	4,114,454
Prudential Financial Inc 6.100% due 06/15/17	5,000,000	5,531,905
Realkredit Danmark AS (Denmark)
2.340% due 01/01/38 §	DKK 178,202,452	30,486,452
SLM Corp
0.588% due 01/27/14 §	$9,200,000	8,292,797
4.875% due 12/17/12	GBP 2,015,000	3,082,668
5.000% due 10/01/13	$1,550,000	1,554,993
5.125% due 08/27/12	200,000	204,231
5.375% due 01/15/13	770,000	785,750
5.375% due 05/15/14	500,000	502,847
State Bank of India London (India) 4.500% due 07/27/15 ~	5,200,000	5,321,238
Temasek Financial I Ltd (Singapore) 4.300% due 10/25/19 ~	4,000,000	4,090,216
The Bear Stearns Cos Inc
6.400% due 10/02/17	19,100,000	21,804,999
6.950% due 08/10/12	36,735,000	40,093,093
7.250% due 02/01/18	13,000,000	15,427,659
The Goldman Sachs Group Inc
1.393% due 01/30/17 §	EUR 1,000,000	1,228,551
5.375% due 03/15/20	$205,000	212,222
6.250% due 09/01/17	37,000,000	40,887,442
6.750% due 10/01/37	16,700,000	17,127,320
The Royal Bank of Scotland Group PLC (United Kingdom)
0.686% due 04/08/11 § ~	36,900,000	36,918,081
3.950% due 09/21/15	6,600,000	6,494,908

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Principal
	Amount	Value
4.875% due 08/25/14 ~	$1,100,000	$1,127,521
6.990% § ± ~	3,000,000	2,325,000
7.640% § ±	16,000,000	10,720,000
UBS AG (Switzerland)
1.384% due 02/23/12 §	4,900,000	4,943,007
5.875% due 12/20/17	24,700,000	27,204,778
Vnesheconombank (Ireland) 5.450% due 11/22/17 ~ Δ	2,100,000	2,105,250
Wachovia Bank NA
0.632% due 03/15/16 §	9,300,000	8,723,660
0.666% due 11/03/14 § ‡	21,500,000	20,633,614
5.000% due 08/15/15	6,000,000	6,409,986
Wachovia Corp 0.419% due 10/15/11 §	13,000,000	13,012,298
WEA Finance LLC 5.700% due 10/01/16 ~	7,500,000	8,105,205
Wells Fargo & Co 7.980% § ±	58,900,000	62,434,000
XL Capital Finance Europe PLC (United Kingdom) 6.500% due 01/15/12	5,000,000	5,165,870

		1,115,270,656

Health Care - 0.3%

UnitedHealth Group Inc
6.000% due 02/15/18	12,300,000	13,982,800
6.875% due 02/15/38	2,700,000	3,153,813

		17,136,613

Industrials - 1.4%

CSX Corp 5.600% due 05/01/17	5,000,000	5,480,095
Erac USA Finance Co 6.375% due 10/15/17 ~	5,000,000	5,558,380
International Lease Finance Corp
1.425% due 08/15/11 §	EUR 20,900,000	27,491,808
5.300% due 05/01/12	$10,000,000	10,162,500
5.450% due 03/24/11	7,000,000	7,052,500
5.750% due 06/15/11	8,000,000	8,080,000
6.375% due 03/25/13	4,500,000	4,635,000
Masco Corp 6.125% due 10/03/16	10,000,000	10,231,980
Noble Group Ltd (Bermuda)
6.750% due 01/29/20 ~	8,400,000	9,327,188
United Air Lines Inc
9.350% due 04/07/16 Ψ Δ	72,992	18,704
9.560% due 10/19/18 Ψ Δ	765,357	326,234
10.850% due 02/19/15 Ψ Δ	682,383	348,868

		88,713,257

Materials - 0.5%

BHP Billiton Finance USA Ltd (Australia) 5.125% due 03/29/12	3,000,000	3,156,348
Gerdau Holdings Inc (Brazil) 7.000% due 01/20/20 ~	7,400,000	8,177,000
Nucor Corp 5.750% due 12/01/17	5,000,000	5,642,255
Rio Tinto Alcan Inc (Canada) 5.000% due 06/01/15	2,500,000	2,725,727
Rohm & Haas Co 6.000% due 09/15/17	10,000,000	10,959,580
Sealed Air Corp 5.625% due 07/15/13 ~	2,100,000	2,220,345
Vale Overseas Ltd (Cayman) 6.250% due 01/23/17	700,000	782,324
Xstrata Canada Corp (Canada)
5.375% due 06/01/15	60,000	63,658
6.000% due 10/15/15	107,000	117,160

		33,844,397

Telecommunication Services - 1.2%

American Tower Corp
7.000% due 10/15/17	132,000	149,036
AT&T Inc
6.300% due 01/15/38	6,800,000	7,197,501
BellSouth Corp
5.200% due 09/15/14	9,100,000	9,942,733
Embarq Corp 6.738% due 06/01/13	185,000	201,062
Qtel International Finance Ltd (Bermuda)
3.375% due 10/14/16 ~	300,000	286,506
4.750% due 02/16/21 ~	600,000	574,704
Qwest Capital Funding Inc 7.250% due 02/15/11	880,000	883,300
Qwest Corp
6.875% due 09/15/33	1,386,000	1,368,675
8.875% due 03/15/12	1,500,000	1,625,625
Sprint Capital Corp 8.750% due 03/15/32	5,000,000	5,075,000
Sprint Nextel Corp 6.000% due 12/01/16	10,000,000	9,712,500
Verizon Communications Inc 5.550% due 02/15/16	8,000,000	8,977,464
Verizon PA Inc 5.650% due 11/15/11	2,899,000	3,016,998
Verizon Wireless Capital LLC 2.884% due 05/20/11 §	23,800,000	24,040,880

		73,051,984

Utilities - 0.2%

Centrais Eletricas Brasileiras SA (Brazil) 6.875% due 07/30/19 ~	2,400,000	2,724,000
Korea Hydro & Nuclear Power Co Ltd (South Korea) 6.250% due 06/17/14 ~	900,000	988,476
Majapahit Holding BV (Netherlands) 7.750% due 10/17/16 ~	2,800,000	3,251,189
Progress Energy Inc 6.850% due 04/15/12	20,000	21,430
PSEG Power LLC 7.750% due 04/15/11	1,000,000	1,019,475
Teco Finance Inc 6.750% due 05/01/15	5,600,000	6,334,362

		14,338,932

Total Corporate Bonds & Notes
(Cost $1,548,873,585)		1,631,657,588

CONVERTIBLE CORPORATE BONDS & NOTES - 0.0%

Energy - 0.0%

Chesapeake Energy Corp
2.250% due 12/15/38	1,700,000	1,332,375

Total Convertible Corporate Bonds & Notes
(Cost $1,287,059)		1,332,375

SENIOR LOAN NOTES - 0.4%

Consumer Discretionary - 0.2%

Ford Motor Co Term B1 3.026% due 12/16/13 §	6,983,001	6,964,552
Yell Group PLC Term B1 (New Term Loan) (United Kingdom) 4.011% due 07/31/14 § Δ	5,628,390	2,693,185

		9,657,737

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Principal
	Amount	Value
Financials - 0.2%

AGFS Funding Co Term B due 04/21/15 ¥	$5,000,000	$5,076,565
7.250% due 04/21/15 §	5,500,000	5,584,221
CIT Group Inc Term 3 6.250% due 08/11/15 §	2,072,298	2,116,765

		12,777,551

Total Senior Loan Notes
(Cost $25,222,723)		22,435,288

MORTGAGE-BACKED SECURITIES - 39.9%

Collateralized Mortgage Obligations - Commercial - 2.6%

Banc of America Commercial Mortgage Inc 5.451% due 01/15/49 "	290,000	302,985
Bank of America Large Loan Inc 2.010% due 11/15/15 " § ~	1,695,058	1,513,566
BCRR Trust 5.858% due 07/17/40 " § ~	16,400,000	17,309,693
Bear Stearns Commercial Mortgage Securities
5.331% due 02/11/44 "	900,000	925,576
5.471% due 01/12/45 " §	1,300,000	1,389,428
5.700% due 06/13/50 "	6,900,000	7,201,382
7.000% due 05/20/30 " §	706,436	736,197
Citigroup/Deutsche Bank Commercial Mortgage Trust 5.322% due 12/11/49 "	235,000	243,949
Commercial Mortgage Pass-Through Certificates 5.306% due 12/10/46 "	2,400,000	2,506,754
Credit Suisse Mortgage Capital Certificates
0.490% due 10/15/21 " § ~	22,541,862	21,320,411
5.467% due 09/15/39 "	35,300,000	37,073,895
5.659% due 03/15/39 " §	400,000	420,871
GE Capital Commercial Mortgage Corp 6.070% due 06/10/38 "	265,000	272,159
GMAC Commercial Mortgage Securities Inc (IO) 0.951% due 05/15/35 " § Δ	1,408,684	51,924
Greenwich Capital Commercial Funding Corp
4.799% due 08/10/42 " §	200,000	211,328
5.444% due 03/10/39 "	18,200,000	19,202,343
JPMorgan Chase Commercial Mortgage Securities Corp 5.742% due 02/12/49 " §	5,660,000	6,022,226
LB-UBS Commercial Mortgage Trust
5.318% due 02/15/40 "	160,000	164,113
5.866% due 09/15/45 " §	1,600,000	1,686,361
Lehman Large Loan (IO) 0.590% due 10/12/34 " § Δ	2,040,034	10,072
Merrill Lynch-Floating Rate Trust 0.802% due 07/09/21 " § ~	13,597,197	13,134,216
Merrill Lynch/Countrywide Commercial Mortgage Trust 5.700% due 09/12/49 "	7,600,000	7,944,499
Morgan Stanley Capital I
5.731% due 07/12/44 " §	6,300,000	6,843,895
5.809% due 12/12/49 "	300,000	321,043
Morgan Stanley Reremic Trust 5.807% due 08/12/45 " § ~	700,000	749,589
Mortgage Capital Funding Inc (IO) 1.731% due 11/20/27 " § Δ	2,207	28
Wachovia Bank Commercial Mortgage Trust
5.342% due 12/15/43 "	16,200,000	16,397,705
5.678% due 05/15/46 "	215,000	224,700

		164,180,908

Collateralized Mortgage Obligations - Residential - 3.8%

Adjustable Rate Mortgage Trust
2.996% due 09/25/35 " §	3,110,945	2,371,088
3.038% due 05/25/35 " §	652,077	650,826
Arran Residential Mortgages Funding PLC (United Kingdom)
2.203% due 05/16/47 " § ~	EUR 3,400,000	4,539,693
2.403% due 05/16/47 " § ~	9,300,000	12,385,592
Banc of America Funding Corp
2.799% due 02/20/36 " §	$5,837,803	5,476,507
2.861% due 05/25/35 " §	8,243,412	8,037,734
5.893% due 01/20/47 " §	764,587	555,507
Banc of America Funding Corp (IO) 4.589% due 01/25/36 " § Δ	13,067,120	1,519,777
Banc of America Mortgage Securities Inc
5.000% due 05/25/34 "	1,347,744	1,350,871
BCAP LLC Trust 0.431% due 01/25/37 " §	4,619,384	2,644,417
Bear Stearns Adjustable Rate Mortgage Trust
2.330% due 08/25/35 " §	70,474	67,650
2.430% due 08/25/35 " §	2,304,743	2,185,162
2.560% due 10/25/35 " §	1,591,880	1,432,004
2.730% due 03/25/35 " §	9,159,137	8,743,802
2.775% due 08/25/33 " §	7,586,167	7,489,083
2.850% due 04/25/33 " §	24,581	23,909
3.200% due 02/25/34 " §	1,057,650	946,544
4.995% due 01/25/35 " §	1,465,473	1,374,336
Bear Stearns Alt-A Trust
1.101% due 11/25/34 " §	1,338,495	708,390
2.810% due 01/25/36 " §	5,198,223	2,876,296
2.875% due 05/25/35 " §	5,157,022	4,035,470
2.955% due 09/25/35 " §	8,310,946	6,370,610
5.305% due 11/25/36 " §	5,902,438	3,697,382
Bear Stearns Structured Products Inc
2.360% due 01/26/36 " §	2,835,577	1,861,725
5.339% due 12/26/46 " §	1,974,392	1,390,415
Citigroup Mortgage Loan Trust Inc
2.560% due 08/25/35 " §	2,731,948	2,462,956
2.630% due 10/25/35 " §	264,896	233,927
2.930% due 08/25/35 " §	2,774,009	1,754,839
Countrywide Alternative Loan Trust 0.541% due 02/25/37 " §	372,283	220,287
Countrywide Alternative Loan Trust (IO) 4.739% due 05/25/35 " § Δ	13,493,447	1,549,404
Countrywide Home Loan Mortgage Pass-Through Trust
0.581% due 03/25/35 " §	2,900,066	1,862,367
0.601% due 06/25/35 " § ~	10,520,488	9,087,092
2.984% due 08/25/34 " §	556,482	409,173
3.017% due 02/20/36 " §	3,345,037	2,683,734
3.072% due 05/20/34 " §	3,878,869	3,347,138
5.750% due 05/25/33 "	51,946	52,297
Credit Suisse First Boston Mortgage Securities Corp 0.882% due 03/25/32 " § ~	539,207	463,938
Downey Savings & Loan Association Mortgage Loan Trust 2.470% due 07/19/44 " §	2,170,703	1,735,345
Fannie Mae
0.321% due 07/25/37 " §	1,084,142	1,070,025
0.661% due 04/18/28 " §	270,274	271,676
0.711% due 10/18/30 " §	2,088	2,102
0.761% due 03/25/17 " §	85,140	86,038
5.000% due 03/25/21 "	116,621	122,655
5.500% due 03/25/28 "	2,091,029	2,118,907
6.500% due 10/25/42 "	2,340,566	2,700,212
Fannie Mae (IO) 6.439% due 10/25/35 " § Δ	30,418	4,484

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Principal
	Amount	Value
First Horizon Alternative Mortgage Securities
2.378% due 06/25/34 " §	$10,529,581	$9,549,882
2.570% due 09/25/35 " §	220,023	163,308
2.604% due 03/25/35 " §	1,988,148	1,399,405
6.000% due 01/25/35 "	238,842	239,830
First Horizon Asset Securities Inc 2.924% due 08/25/35 " §	503,087	411,876
Freddie Mac
0.610% due 12/15/29 " §	43,082	43,182
3.500% due 07/15/32 "	198,792	208,005
5.000% due 04/15/30 "	2,114,943	2,128,683
5.500% due 03/15/17 "	471,204	484,401
7.000% due 09/15/21 "	75,993	89,191
7.500% due 01/15/23 - 09/20/26 "	2,061,673	2,344,688
Freddie Mac Structured Pass-Through Securities
1.542% due 10/25/44 " §	3,567,353	3,494,664
1.742% due 07/25/44 " §	18,760,271	18,400,533
GMAC Mortgage Corp Loan Trust 5.500% due 09/25/34 "	152,035	154,128
Government National Mortgage Association 7.000% due 02/16/29 "	283,870	306,823
Greenpoint Mortgage Funding Trust 0.531% due 11/25/45 " §	105,852	71,189
Greenpoint Mortgage Pass-Through Certificates 3.117% due 10/25/33 " §	1,587,799	1,368,849
GSR Mortgage Loan Trust 2.825% due 09/25/35 " §	261,761	251,075
Harborview Mortgage Loan Trust
0.631% due 02/19/34 " §	72,535	66,116
2.986% due 07/19/35 " §	2,466,621	2,083,086
Impac CMB Trust 0.801% due 05/25/35 " §	242,017	183,033
Imperial Savings Association 6.576% due 02/25/18 " §	2,440	2,437
IndyMac ARM Trust 1.959% due 01/25/32 " §	48,103	37,633
IndyMac Index Mortgage Loan Trust 2.690% due 12/25/34 " §	301,611	222,709
JPMorgan Mortgage Trust
5.036% due 02/25/35 " §	1,553,024	1,558,562
5.750% due 01/25/36 "	616,036	558,657
MASTR Adjustable Rate Mortgages Trust 2.830% due 04/21/34 " §	207,274	209,616
MASTR Alternative Loans Trust 0.661% due 03/25/36 " §	1,166,318	469,123
MASTR Asset Securitization Trust 5.500% due 09/25/33 "	138,901	142,977
Merrill Lynch Mortgage Investors Inc
0.471% due 02/25/36 " §	1,377,149	1,065,837
2.752% due 06/25/35 " §	252,809	224,321
MLCC Mortgage Investors Inc
0.511% due 11/25/35 " §	280,902	240,159
1.258% due 10/25/35 " §	531,997	463,039
2.329% due 12/25/34 " §	740,597	710,176
4.250% due 10/25/35 " §	2,127,164	1,834,954
Provident Funding Mortgage Loan Trust 2.777% due 04/25/34 " §	17,025	16,670
Residential Accredit Loans Inc
0.441% due 06/25/46 " §	2,942,252	1,229,242
0.471% due 04/25/46 " §	291,670	127,833
5.750% due 01/25/33 "	158,689	159,877
6.000% due 06/25/36 "	12,537,983	8,604,367
Residential Asset Securitization Trust 0.661% due 01/25/46 " §	2,844,264	1,289,374
Residential Asset Securitization Trust (IO)
4.689% due 11/25/35 " § Δ	10,821,238	1,278,933
Residential Funding Mortgage Securities I Inc
3.274% due 09/25/35 " §	1,632,217	1,193,420
Sequoia Mortgage Trust
0.611% due 07/20/33 " §	2,417,755	2,294,753
Structured Adjustable Rate Mortgage Loan Trust
2.633% due 01/25/35 " §	1,235,297	997,274
2.714% due 08/25/35 " §	382,297	310,376
Structured Asset Mortgage Investments Inc
0.471% due 05/25/46 " §	2,338,836	1,325,923
0.481% due 05/25/36 " §	1,830,253	1,089,854
0.491% due 05/25/45 " §	623,682	418,275
0.511% due 07/19/35 " §	1,785,415	1,582,475
0.541% due 02/25/36 " §	2,405,574	1,461,757
0.841% due 07/19/34 " §	61,418	55,765
0.921% due 09/19/32 " §	271,906	242,441
1.101% due 10/19/33 " §	7,306	6,541
SunTrust Alternative Loan Trust (IO) 4.839% due 12/25/35 " § Δ	25,483,510	3,525,458
Thornburg Mortgage Securities Trust 0.381% due 10/25/46 " §	626,443	621,066
Washington Mutual Alternative Mortgage Pass-Through Certificates (IO)
4.589% due 11/25/35 " § Δ	41,822,056	5,905,509
4.689% due 11/25/35 " § Δ	12,514,741	1,213,217
Washington Mutual Mortgage Pass-Through Certificates
0.531% due 12/25/45 " §	156,535	135,627
0.551% due 10/25/45 " §	165,501	140,774
0.571% due 01/25/45 " §	2,056,066	1,771,862
0.581% due 01/25/45 " §	117,435	99,431
0.801% due 12/25/27 " §	6,495,096	5,766,443
1.728% due 08/25/42 " §	113,288	103,019
2.904% due 02/27/34 " §	2,200,541	2,250,763
Washington Mutual Mortgage Pass-Through Certificates (IO) 0.000% due 12/25/27 " § ~ +	6,603,220	363,177
Washington Mutual MSC Mortgage Pass-Through Certificates
2.720% due 02/25/33 " §	85,028	79,733
2.766% due 02/25/33 " §	13,553	12,579
Wells Fargo Mortgage-Backed Securities Trust
2.740% due 02/25/35 " §	138,165	126,843
2.904% due 04/25/36 " §	6,192,952	5,751,661
2.906% due 05/25/35 " §	354,887	338,220
3.203% due 03/25/36 " §	486,705	433,622
3.425% due 03/25/36 " §	18,470,748	16,428,003
4.911% due 01/25/35 " §	2,780,177	2,805,903
4.967% due 12/25/34 " §	1,560,806	1,532,711
5.251% due 08/25/36 " §	2,176,786	2,160,929
5.645% due 04/25/36 " §	2,298,586	872,410

		242,279,643

Fannie Mae - 28.7%

1.542% due 08/01/42 - 10/01/44 " §	3,293,182	3,295,378
2.066% due 02/01/33 " §	710,593	730,578
2.110% due 12/01/34 " §	3,918,773	4,047,442
2.126% due 09/01/35 " §	822,924	848,056
2.231% due 09/01/33 " §	111,572	115,690
2.300% due 02/01/33 " §	23,394	24,030
2.345% due 04/01/35 " §	2,863,037	2,943,959
2.351% due 11/01/34 " §	38,850	40,512
2.380% due 01/01/25 " §	93,907	97,107
2.392% due 03/01/34 " §	40,576	42,115
2.393% due 01/01/34 " §	31,663	33,003
2.419% due 07/01/35 " §	6,966,183	7,225,383
2.450% due 11/01/23 " §	104	105
2.461% due 01/01/23 " §	169,651	176,292
2.470% due 04/01/27 " §	43,496	45,321
2.496% due 12/01/22 " §	35,609	37,111
2.600% due 07/01/33 " §	91,899	95,135
2.684% due 03/01/33 " §	42,555	44,194

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Principal
	Amount	Value
2.710% due 11/01/34 " §	$12,780,235	$13,390,096
2.750% due 06/01/34 " §	40,977	42,678
3.003% due 03/01/33 " §	986,116	998,793
3.005% due 08/01/35 " §	1,336,367	1,386,442
3.500% due 08/01/40 - 01/01/41 "	18,707,237	17,889,926
3.865% due 05/01/36 " §	123,335	123,018
3.936% due 05/01/36 " §	117,127	117,780
4.000% due 01/01/26 - 02/01/41 "	214,700,000	213,656,774
4.020% due 05/01/36 " §	3,795,326	3,975,080
4.500% due 08/01/22 - 02/01/41 "	808,010,709	829,490,492
4.583% due 07/01/33 " §	93,936	98,891
4.743% due 04/01/34 " §	680,284	715,267
4.835% due 09/01/34 " §	1,689,286	1,777,798
5.000% due 03/01/35 - 01/01/41 "	212,591,389	223,606,219
5.036% due 09/01/35 " §	1,295,888	1,377,588
5.135% due 12/01/34 " §	54,772	58,268
5.194% due 08/01/34 " §	45,220	48,145
5.368% due 01/01/36 " §	980,021	1,044,891
5.500% due 04/01/11 - 01/01/41 "	298,682,771	320,311,984
6.000% due 04/01/16 - 01/01/41 "	151,505,129	165,281,970
6.176% due 08/01/36 " §	1,529,336	1,612,776
6.500% due 01/01/13 - 01/01/41 "	10,449,580	11,643,701
7.500% due 01/01/33 "	92,616	106,220
8.000% due 05/01/30 - 08/01/30 "	19,943	23,083
8.500% due 07/01/32 "	6,640	7,480

		1,828,626,771

Federal Housing Authority - 0.0%

6.896% due 07/01/20 "	245,314	242,842
7.430% due 11/01/19 - 11/01/22 "	619,209	615,181

		858,023

Freddie Mac - 2.6%

2.512% due 01/01/28 " §	39,791	41,403
2.520% due 09/01/35 " §	829,703	862,149
2.607% due 05/01/23 " §	9,872	9,936
2.624% due 03/01/32 " §	460,080	478,728
2.625% due 05/01/32 " §	27,985	29,143
2.737% due 07/01/32 " §	46,322	48,447
4.500% due 02/01/39 - 09/01/40 "	107,520,487	110,316,110
5.408% due 06/01/17 " §	5,290	5,343
5.500% due 03/01/23 - 09/01/39 "	49,754,074	53,295,056
6.000% due 03/03/18 - 10/01/22 "	2,348,176	2,586,721
6.500% due 01/01/15 - 05/01/17 "	1,619,240	1,765,671
7.000% due 10/01/37 "	688,904	778,812

		170,217,519

Government National Mortgage Association - 2.2%

2.625% due 07/20/23 - 09/20/32 " §	1,098,726	1,125,409
2.750% due 03/20/32 " §	85,449	87,777
3.000% due 03/20/32 - 01/20/33 " §	382,012	392,898
3.125% due 08/20/20 - 12/20/32 " §	2,004,875	2,063,812
3.250% due 03/20/28 - 03/20/29 " §	40,789	42,050
3.375% due 05/20/22 - 06/20/32 " §	4,293,083	4,429,957
3.500% due 03/20/33 " §	345,777	356,782
3.625% due 11/20/24 " §	132,516	136,838
3.750% due 03/20/29 " §	47,680	49,250
6.000% due 08/15/31 - 01/01/41 "	82,002,409	90,237,562
6.500% due 04/15/36 - 02/15/39 "	33,930,899	38,300,852
7.500% due 02/15/31 - 12/15/31 "	111,066	128,646
8.000% due 12/15/29 - 08/15/32 "	699,665	828,124
8.500% due 09/15/16 - 12/15/30 "	882,466	1,058,111
9.000% due 02/15/17 - 04/15/20 "	18,314	21,327
10.000% due 05/15/19 - 02/15/25 "	18,231	20,661

		139,280,056

Total Mortgage-Backed Securities
(Cost $2,549,403,325)		2,545,442,920

ASSET-BACKED SECURITIES - 0.6%

Access Group Inc 1.588% due 10/27/25 " §	25,221,490	25,803,261
Ally Auto Receivables Trust 1.320% due 03/15/12 " ~	2,099,475	2,102,855
Countrywide Asset-Backed Certificates 1.001% due 02/25/33 " §	13,799	12,529
Daimler Chrysler Auto Trust
5.280% due 03/08/13 "	206,979	212,055
Delta Funding Home Equity Loan Trust 7.030% due 08/15/30 "	82,810	82,142
Ford Credit Auto Owner Trust 0.800% due 03/15/12 "	195,736	195,837
GE-WMC Mortgage Securities LLC 0.301% due 08/25/36 " §	2,338	929
IMC Home Equity Loan Trust 6.340% due 08/20/29 " §	26,764	26,325
Long Beach Mortgage Loan Trust 0.541% due 10/25/34 " §	17,007	14,072
Mid-State Trust
7.340% due 07/01/35 "	1,618,630	1,694,540
7.791% due 03/15/38 "	647,077	621,993
8.330% due 04/01/30 "	2,674,059	2,763,371
Renaissance Home Equity Loan Trust 0.701% due 08/25/33 " §	624,901	574,342
Santander Drive Auto Receivables Trust 0.950% due 08/15/13 "	185,000	185,247
Saxon Asset Securities Trust 0.781% due 08/25/32 " §	935	922
SLM Student Loan Trust 0.738% due 01/25/17 " §	4,000,000	4,007,534
Small Business Administration 4.754% due 08/10/14 "	1,229,104	1,301,037
Structured Asset Securities Corp 0.551% due 01/25/33 " §	32,620	29,784
Toyota Auto Receivables Owner Trust 0.740% due 08/15/12 "	220,000	220,327

Total Asset-Backed Securities
(Cost $39,219,212)		39,849,102

U.S. GOVERNMENT AGENCY ISSUES - 5.7%

Fannie Mae
0.500% due 10/30/12	5,600,000	5,577,617
0.750% due 12/18/13	41,200,000	40,769,501
1.000% due 09/23/13	7,200,000	7,193,923
1.125% due 09/30/13	95,100,000	95,369,989
1.250% due 08/20/13	600,000	604,310
1.625% due 10/26/15	27,180,000	26,522,217
1.750% due 02/22/13	1,200,000	1,225,980
2.375% due 07/28/15	55,000	55,838
2.500% due 05/15/14	1,500,000	1,557,528
2.750% due 02/05/14	1,200,000	1,254,890
2.750% due 03/13/14	900,000	941,412
2.875% due 12/11/13	1,300,000	1,367,553
3.000% due 09/16/14	11,100,000	11,701,753
4.125% due 04/15/14	7,400,000	8,076,856
4.375% due 10/15/15	1,700,000	1,873,298
4.625% due 10/15/13	56,900,000	62,497,424
4.625% due 10/15/14	900,000	1,001,881
4.875% due 12/15/16	75,000	84,189
5.000% due 03/15/16	10,900,000	12,328,325
5.000% due 02/13/17	4,400,000	4,971,446
5.000% due 05/11/17	1,400,000	1,572,050
5.000% due 07/29/19	17,000,000	19,251,718
5.375% due 06/12/17	3,600,000	4,150,703

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Principal
	Amount	Value
Federal Home Loan Bank 0.875% due 12/27/13	$700,000	$694,370
Freddie Mac
0.875% due 10/28/13	600,000	597,276
1.750% due 09/10/15	5,300,000	5,215,332
2.500% due 01/07/14	1,600,000	1,665,248
2.500% due 04/23/14	700,000	725,831
2.875% due 02/09/15	240,000	250,113
3.000% due 07/28/14	2,400,000	2,528,570
3.500% due 05/29/13	300,000	318,829
4.125% due 09/27/13	1,500,000	1,626,509
4.375% due 07/17/15	13,800,000	15,237,436
4.500% due 01/15/13	600,000	645,715
4.500% due 01/15/14	600,000	660,039
4.875% due 11/15/13	1,200,000	1,331,039
5.000% due 01/30/14	400,000	445,350
5.000% due 07/15/14	7,600,000	8,525,376
5.000% due 02/16/17	2,000,000	2,254,818
5.000% due 04/18/17	2,200,000	2,487,503
5.250% due 04/18/16	2,300,000	2,634,011
5.500% due 07/18/16	3,500,000	4,058,456
Small Business Administration Participation Certificates 6.120% due 09/01/21	1,469,146	1,615,046

Total U.S. Government Agency Issues
(Cost $365,057,941)		363,467,268

U.S. TREASURY OBLIGATIONS - 23.9%

U.S. Treasury Inflation Protected Securities - 1.5%

1.250% due 07/15/20	2,908,207	2,981,822
1.750% due 01/15/28	15,137,130	15,446,972
2.000% due 01/15/26	8,705,010	9,264,716
2.125% due 02/15/40	5,160,486	5,482,211
2.375% due 01/15/25	4,989,032	5,564,332
2.375% due 01/15/27	1,952,082	2,174,284
2.500% due 01/15/29	29,133,104	33,148,024
3.625% due 04/15/28	4,191,758	5,424,068
3.875% due 04/15/29	9,445,556	12,697,633

		92,184,062

U.S. Treasury Notes - 22.4%

0.500% due 11/30/12	254,700,000	254,411,425
0.500% due 10/15/13	106,100,000	104,931,308
0.500% due 11/15/13	38,100,000	37,614,835
0.625% due 12/31/12	63,600,000	63,644,711
0.750% due 08/15/13	17,500,000	17,467,188
0.750% due 09/15/13	14,700,000	14,655,209
0.750% due 12/15/13	99,900,000	99,205,395
1.000% due 07/15/13	10,200,000	10,251,785
1.125% due 06/15/13	9,700,000	9,781,053
1.375% due 11/30/15	13,400,000	13,024,170
2.125% due 11/30/14	59,600,000	61,062,048
2.125% due 05/31/15	117,100,000	118,984,842
2.375% due 09/30/14	22,900,000	23,722,980
2.375% due 10/31/14	34,300,000	35,508,560
2.500% due 04/30/15 ‡	514,400,000	531,881,884
2.625% due 12/31/14	30,500,000	31,808,176

		1,427,955,569

Total U.S. Treasury Obligations
(Cost $1,532,215,877)		1,520,139,631

FOREIGN GOVERNMENT BONDS & NOTES - 8.4%

Brazil Notas do Tesouro Nacional ‘F’ (Brazil)
10.000% due 01/01/12	BRL 552,675,000	326,949,632
10.000% due 01/01/17	56,000,000	30,923,209
Brazilian Government International Bond (Brazil) 4.875% due 01/22/21	$22,500,000	23,062,500
Canada Government Bond (Canada)
2.000% due 12/01/14	CAD 7,700,000	7,690,010
2.500% due 09/01/13	1,400,000	1,430,948
3.000% due 12/01/15	4,200,000	4,338,127
4.500% due 06/01/15	1,200,000	1,318,395
Canada Housing Trust No 1 (Canada)
2.750% due 12/15/15 ~ Δ	8,700,000	8,779,711
3.350% due 12/15/20 ~	19,900,000	19,801,531
Export-Import Bank of Korea (South Korea)
4.000% due 01/29/21	$1,900,000	1,782,181
5.125% due 06/29/20	6,800,000	7,027,977
Hydro Quebec (Canada) 8.625% due 06/15/29	1,000,000	1,452,623
Korea Housing Finance Corp (South Korea) 4.125% due 12/15/15 ~	12,300,000	12,428,092
Mexican Bonos (Mexico)
6.000% due 06/18/15	MXN 62,600,000	5,038,018
9.500% due 12/18/14	12,700,000	1,152,769
Province of Ontario (Canada)
1.875% due 09/15/15	$2,800,000	2,740,441
4.200% due 03/08/18	CAD 2,000,000	2,116,001
4.200% due 06/02/20	11,100,000	11,515,734
4.300% due 03/08/17	6,200,000	6,640,541
4.400% due 06/02/19	13,500,000	14,327,678
4.600% due 06/02/39	3,300,000	3,456,819
5.500% due 06/02/18	3,800,000	4,325,342
Province of Quebec (Canada)
4.500% due 12/01/16	600,000	649,410
7.500% due 07/15/23	$2,495,000	3,288,370
Province of Saskatchewan (Canada) 8.500% due 07/15/22	340,000	475,258
Republic of Panama (Panama) 6.700% due 01/26/36	10,935,000	12,247,200
Republic of South Africa (South Africa)
5.875% due 05/30/22	1,125,000	1,223,438
7.375% due 04/25/12	320,000	345,600
Societe Financement de l’Economie Francaise (France) 2.125% due 05/20/12	EUR 11,000,000	14,916,863
United Mexican States (Mexico) 6.050% due 01/11/40	$3,800,000	3,904,500

Total Foreign Government Bonds & Notes
(Cost $494,295,571)		535,348,918

MUNICIPAL BONDS - 3.5%

American Municipal Power Inc OH 8.084% due 02/15/50	4,600,000	4,901,760
Badger Tobacco Asset Securitization Corp WI 6.125% due 06/01/27	1,300,000	1,357,733
Buckeye Tobacco Settlement Financing Authority of OH ‘A2’ 5.875% due 06/01/47	7,100,000	4,681,669
California Infrastructure & Economic Development Bank 6.486% due 05/15/49	1,700,000	1,690,140
California Public Works Board Revenue ‘B2’ 7.804% due 03/01/35	4,700,000	4,640,216
Chicago Transit Authority IL ‘A’ 6.899% due 12/01/40	7,200,000	7,141,104

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Principal
	Amount	Value
Chicago Transit Authority IL ‘B’
6.200% due 12/01/40	$1,900,000	$1,734,415
6.300% due 12/01/21	800,000	851,656
6.899% due 12/01/40	6,800,000	6,744,376
Clark County NV ‘C’ 6.820% due 07/01/45	3,300,000	3,228,357
Clovis Unified School District CA ‘B’ 0.000% due 08/01/24	3,000,000	1,337,130
Cook County School District No 123 Oak Lawn IL 0.000% due 12/01/21	2,290,000	1,214,616
Escondido Union High School District CA 0.000% due 11/01/20	2,655,000	1,542,449
Golden State Tobacco Securitization Corp CA ‘A1’
5.125% due 06/01/47	1,800,000	1,090,944
5.750% due 06/01/47	3,000,000	2,023,620
Golden State Tobacco Securitization Corp CA ‘A2’ 0.000% due 06/01/37 §	3,200,000	1,796,320
Hamilton OH School Districts Gas Supply Revenue 7.740% due 02/01/12	1,885,000	1,894,274
Huntington Beach Union High School District CA 0.000% due 08/01/32	10,000,000	2,316,900
Illinois Municipal Electric Agency 6.832% due 02/01/35	300,000	310,446
Lee County Florida Apartment Revenue ‘A’ 6.000% due 10/01/29	1,000,000	1,009,460
Los Angeles Unified School District CA ‘A1’ 4.500% due 07/01/24	7,100,000	6,599,166
Los Angeles Wastewater Systems Revenue CA 5.713% due 06/01/39	1,600,000	1,494,864
Metropolitan Pier & Exposition Authority IL ‘A’ 0.000% due 06/15/29	4,000,000	1,229,320
Metropolitan Transportation Authority NY
7.134% due 11/15/30	22,300,000	22,602,611
7.336% due 11/15/39	28,190,000	31,124,015
Modesto High School District Stanislaus County CA ‘A’ 0.000% due 08/01/26	4,000,000	1,520,240
Monrovia Unified School District CA ‘B’ 0.000% due 08/01/23	3,175,000	1,489,806
New York State Dormitory Authority 5.051% due 09/15/27	6,100,000	5,682,943
North Carolina Turnpike Authority ‘B’ 6.700% due 01/01/39	400,000	416,532
Northern Tobacco Securitization Corp AK ‘A’ 5.000% due 06/01/46	3,500,000	2,096,500
Palomar Community College District CA ‘A’ 4.750% due 05/01/32	400,000	357,436
Pennsylvania Economic Development Financing Authority 6.532% due 06/15/39	1,600,000	1,556,224
Pierce County School District No 3 WA 5.000% due 12/01/23	3,000,000	3,128,490
Port Authority of New York & New Jersey 5.647% due 11/01/40	2,000,000	1,934,200
Public Power Generation Agency NE 7.242% due 01/01/41	2,100,000	2,075,871
Puerto Rico Commonwealth ‘A’ 5.125% due 07/01/31	335,000	337,680
Southern California Public Power Authority 5.943% due 07/01/40	37,000,000	34,540,240
State of California
7.550% due 04/01/39	3,550,000	3,685,397
7.950% due 03/01/36	1,200,000	1,231,932
State of Illinois
4.071% due 01/01/14	5,200,000	5,249,712
6.900% due 03/01/35	1,000,000	930,440
State of Iowa 6.750% due 06/01/34	1,000,000	1,050,890
Texas State Transportation Commission 5.178% due 04/01/30	2,200,000	2,181,652
Texas State Transportation Commission Mobility Fund ‘A’ 4.750% due 04/01/35	1,700,000	1,649,850
Tobacco Settlement Finance Authority of WV ‘A’ 7.467% due 06/01/47	9,280,000	6,446,909
Tobacco Settlement Financing Corp LA ‘B’ 5.875% due 05/15/39	4,935,000	4,721,660
Tobacco Settlement Financing Corp NJ ‘1A’ 5.000% due 06/01/41	12,400,000	7,392,260
Tobacco Settlement Financing Corp RI ‘A’
6.125% due 06/01/32	2,735,000	2,632,410
6.250% due 06/01/42	900,000	804,222
Tobacco Settlement Revenue Management Authority SC ‘B’ 6.000% due 05/15/22	2,460,000	2,517,367
Washington State Convention Center 6.790% due 07/01/40	10,600,000	10,363,938

Total Municipal Bonds
(Cost $229,118,830)		220,552,362

SHORT-TERM INVESTMENTS - 15.7%

Foreign Government Issues - 5.2%

Japanese Treasury Discount Bills (Japan)
0.123% due 03/14/11	JPY 27,070,000,000	333,338,426

U.S. Treasury Bills - 1.1%

0.119% due 01/06/11 ‡	$510,000	509,992
0.120% due 02/03/11 ‡	310,000	309,966
0.123% due 01/06/11 ‡	490,000	489,993
0.125% due 02/10/11 ‡	440,000	439,936
0.129% due 01/06/11 ‡	80,000	79,999
0.140% due 01/20/11 ‡	1,125,000	1,124,914
0.149% due 01/13/11 ‡	310,000	309,986
0.176% due 06/09/11 ‡	34,500,000	34,476,678
0.177% due 06/09/11 ‡	2,740,000	2,738,148
0.184% due 06/09/11 ‡	1,161,000	1,160,215
0.190% due 06/16/11 ‡	25,919,000	25,899,872
0.199% due 06/02/11 ‡	960,000	959,420
0.205% due 05/19/11 ‡	470,000	469,751
0.207% due 05/26/11 ‡	670,000	669,628

		69,638,498

U.S. Government Agency Issue - 0.6%

Freddie Mac
0.200% due 06/22/11	39,700,000	39,662,064

		39,662,064

Repurchase Agreements - 8.8%

Barclays PLC 0.170% due 01/10/11 (Dated 12/21/10, repurchase price of $28,002,644; collateralized by U.S. Treasury Notes: 1.375% due 02/15/13 and value $28,575,627) Δ	28,000,000	28,000,000

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Principal
	Amount	Value
Barclays PLC 0.170% due 01/13/11 (Dated 12/23/10, repurchase price of $39,003,868; collateralized by U.S. Treasury Inflation Protected Securities: 1.875% due 07/15/13 and value $45,774,195) Δ	$39,000,000	$39,000,000
Credit Suisse Group AG 0.230% due 01/03/11 (Dated 12/31/10, repurchase price of $378,007,245; collateralized by U.S. Treasury Notes: 3.500% due 05/15/20 and value $387,997,264)	378,000,000	378,000,000
Fixed Income Clearing Corp 0.010% due 01/03/11 (Dated 12/31/10, repurchase price of $9,465,603; collateralized by U.S. Treasury Notes: 1.875% due 06/15/12 and value $9,906,125)	9,465,595	9,465,595
JPMorgan Chase & Co 0.170% due 01/03/11 (Dated 12/17/10, repurchase price of $18,501,485; collateralized by U.S. Treasury Notes: 5.000% due 08/15/11 and value $19,221,206) Δ	18,500,000	18,500,000
JPMorgan Chase & Co 0.170% due 01/13/11 (Dated 12/14/10, repurchase price of $40,605,752; collateralized by U.S. Treasury Notes 2.750% due 02/15/19 and value 41,854,516 Δ	40,600,000	40,600,000
JPMorgan Chase & Co 0.170% due 01/13/11 (Dated 01/03/11, repurchase price of $18,500,874; collateralized by U.S. Treasury Notes 3.375% due 11/30/12 and value 19,259,285	18,500,000	18,500,000
The Toronto Dominion Bank 0.260% due 01/03/11 (Dated 12/31/10, repurchase price of $29,600,641; collateralized by U.S. Treasury Notes: 0.750% due 11/30/11 and value $30,211,366)	29,600,000	29,600,000

		561,665,595

Total Short-Term Investments
(Cost $992,470,091)		1,004,304,583

TOTAL INVESTMENTS - 124.5%
(Cost $7,845,786,948)		7,939,809,253

TOTAL SECURITIES SOLD SHORT - (0.8%)
(See Note (i) to Notes to Schedule of Investments)
(Proceeds $55,442,578)		(55,527,829)

OTHER ASSETS & LIABILITIES, NET - (23.7%)		(1,508,009,241)

NET ASSETS - 100.0%		$6,376,272,183

Notes to Schedule of Investments

(a)	As of December 31, 2010, the portfolio was diversified as a percentage of net assets as follows:

Mortgage-Backed Securities	39.9%
Corporate Bonds & Notes	25.6%
U.S. Treasury Obligations	23.9%
Short-Term Investments	15.7%
Foreign Government Bonds & Notes	8.4%
U.S. Government Agency Issues	5.7%
Municipal Bonds	3.5%
Equity Securities	0.8%
Asset-Backed Securities	0.6%
Senior Loan Notes	0.4%

124.5%
Securities Sold Short	(0.8%)
Other Assets & Liabilities, Net	(23.7%)

100.0%

(b)	As of December 31, 2010, the portfolio’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows:

AAA/U.S. Government & Agency Issues	61.4%
A-1 (Short-Term Debt only)	7.1%
AA	4.1%
A	9.4%
BBB	6.6%
BB	2.6%
B	1.8%
CCC	0.5%
C	0.2%
D	0.1%
Not Rated	6.2%

100.0%

(c)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(d)	Investments with a total aggregate value of $363,177 or less than 0.1% of the net assets were valued by a Trustee Valuation Committee or determined by a Board approved valuation committee or a delegate of the Board and then approved by the Board.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

(e)	Investments with a total aggregate value of $13,876,594 or 0.2% of the net assets were in default as of December 31, 2010.

(f)	As of December 31, 2010, 3.2% of the portfolio’s net assets were reported illiquid by the portfolio manager or adviser under the Fund’s policy.

(g)	As of December 31, 2010, investments with total aggregate values of $14,987,613, $13,405,132, $19,014,975 and $16,194,771 were fully or partially segregated with broker(s)/custodian as collateral for open futures contracts, reverse repurchase agreement, swap contracts, and delayed delivery securities, respectively. In addition, $9,000 in cash was segregated as collateral for open futures contracts.

(h)	Reverse repurchase agreements outstanding as of December 31, 2010 were as follows:

	Interest	Settlement	Maturity	Repurchase	Principal
Counterparty	Rate	Date	Date	Amount	Amount
CSF	0.200%	12/07/10	(1)	(1)	$13,968,000

(1)	The reverse repurchase agreement has an open maturity date and can be terminated at any time by either party.

(i)	Securities sold short outstanding as of December 31, 2010 were as follows:

	Principal
Description	Amount	Value
Fannie Mae
3.500% due 10/01/40	$17,716,063	($16,942,057)
3.500% due 01/13/41	1,000,000	(955,312)
5.500% due 01/19/26	35,000,000	(37,630,460)

Total Securities sold short
(Proceeds $55,442,578)		($55,527,829)

(j)	Open futures contracts outstanding as of December 31, 2010 were as follows:

			Unrealized
	Number of	Notional	Appreciation
Long Futures Outstanding	Contracts	Amount	(Depreciation)
Eurodollar (03/11)	5,077	$5,077,000,000	$673,725
Eurodollar (06/11)	2,647	2,647,000,000	880,200
Eurodollar (09/11)	1,034	1,034,000,000	388,188
Eurodollar (12/11)	940	940,000,000	(128,062)
Eurodollar (03/12)	1,707	1,707,000,000	(547,412)
Eurodollar (06/12)	979	979,000,000	(760,987)
Eurodollar (09/12)	1,282	1,282,000,000	(2,058,313)
Eurodollar (12/12)	943	943,000,000	(1,525,925)
Eurodollar (03/13)	650	650,000,000	(1,168,963)
Eurodollar (06/13)	81	81,000,000	(139,725)
Eurodollar (09/13)	306	306,000,000	(661,825)
U.S. Treasury 2-Year Notes (03/11)	952	190,400,000	274,984
U.S. Treasury 5-Year Notes (03/11)	403	40,300,000	(647,430)
United Kingdom 90-Day LIBOR Sterling Interest Rate (12/11)	102	GBP 51,000,000	(39,513)
United Kingdom 90-Day LIBOR Sterling Interest Rate (03/12)	103	51,500,000	(63,201)
United Kingdom 90-Day LIBOR Sterling Interest Rate (06/12)	101	50,500,000	(83,825)
United Kingdom 90-Day LIBOR Sterling Interest Rate (09/12)	101	50,500,000	(107,330)

Total Futures Contracts			($5,715,414)

(k)	Forward foreign currency contracts outstanding as of December 31, 2010 were as follows:

Contracts		Principal Amount			Unrealized
to Buy or		Covered by			Appreciation
to Sell	Currency	Contracts	Expiration	Counterparty	(Depreciation)
Buy	AUD	34,402,000	01/11	CSF	$2,376,569
Sell	AUD	3,218,086	01/11	BOA	(82,094)
Sell	AUD	233,000	01/11	CSF	(5,739)
Sell	AUD	33,000	01/11	UBS	(1,206)
Sell	BRL	414,977,944	03/11	HSB	(3,463,198)
Buy	BRL	930,500	09/11	BOA	31,065
Buy	BRL	743,800	09/11	MSC	24,510
Buy	CAD	4,317,000	02/11	BOA	77,038
Buy	CAD	89,572,000	02/11	DUB	1,072,209
Buy	CAD	815,000	02/11	MSC	15,848
Buy	CAD	2,032,000	02/11	RBC	48,205
Sell	CAD	4,439,000	02/11	BNP	(104,773)
Buy	CNY	67,916,912	04/11	BRC	49,372
Buy	CNY	91,664,624	04/11	DUB	254,621
Buy	CNY	29,776,760	04/11	HSB	19,738
Buy	CNY	15,144,750	04/11	MSC	11,765
Buy	CNY	21,152,000	11/11	BRC	(38,577)
Buy	CNY	14,426,000	11/11	JPM	(45,667)
Buy	CNY	14,357,572	11/11	RBS	(29,397)
Buy	CNY	4,437,776	02/12	BRC	(15,288)
Buy	DKK	15,410,000	02/11	BRC	(137,006)
Buy	DKK	4,256,000	02/11	JPM	(29,302)
Sell	DKK	15,410,000	02/11	JPM	106,096
Sell	DKK	236,722,000	02/11	RBC	1,619,722
Buy	EUR	606,000	01/11	CIT	20,135
Buy	EUR	7,320,000	01/11	HSB	(38,997)
Sell	EUR	2,300,000	01/11	BNP	(42,305)
Sell	EUR	3,100,000	01/11	BOA	(64,813)
Sell	EUR	465,000	01/11	BRC	(9,996)
Sell	EUR	106,365,000	01/11	CIT	4,420,234
Sell	EUR	1,154,000	01/11	CIT	(13,555)
Sell	EUR	2,500,000	01/11	CSF	12,394

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

Contracts		Principal Amount			Unrealized
to Buy or		Covered by			Appreciation
to Sell	Currency	Contracts	Expiration	Counterparty	(Depreciation)
Sell	EUR	1,800,000	01/11	CSF	( $22,870)
Sell	EUR	7,838,000	01/11	MSC	(165,572)
Sell	EUR	1,200,000	01/11	RBC	99
Sell	EUR	1,374,000	01/11	RBC	(38,153)
Sell	EUR	682,000	01/11	RBS	(8,122)
Sell	EUR	3,046,000	01/11	UBS	(53,580)
Sell	GBP	3,423,000	03/11	BRC	4,255
Sell	GBP	3,422,000	03/11	DUB	5,259
Sell	GBP	2,282,000	03/11	RBS	11,590
Buy	IDR	9,744,580,000	04/11	CIT	4,556
Buy	IDR	7,384,000,000	04/11	JPM	6,672
Buy	IDR	3,684,000,000	04/11	MSC	2,462
Buy	IDR	2,727,000,000	04/11	MSC	(2,086)
Buy	IDR	5,103,000,000	07/11	BNP	8,606
Buy	IDR	9,059,800,000	07/11	BRC	3,988
Buy	IDR	17,538,274,500	07/11	BRC	(13,630)
Buy	IDR	9,442,700,000	07/11	CIT	25,152
Buy	IDR	40,941,300,000	07/11	CIT	(47,425)
Buy	IDR	21,721,200,000	07/11	HSB	45,171
Buy	IDR	31,875,300,000	07/11	HSB	(6,830)
Buy	IDR	11,981,000,000	07/11	JPM	(17,226)
Buy	IDR	4,725,000,000	07/11	RBS	7,968
Buy	IDR	23,233,000,000	10/11	DUB	(39,297)
Buy	IDR	49,046,600,000	10/11	RBS	(107,837)
Buy	INR	45,660,000	01/11	BRC	19,677
Buy	INR	154,632,000	01/11	CIT	53,236
Buy	INR	45,680,000	01/11	JPM	20,124
Buy	INR	45,700,000	01/11	MSC	20,571
Sell	INR	88,000,000	01/11	BRC	(30,296)
Sell	INR	127,000,000	01/11	JPM	(58,989)
Sell	INR	76,672,000	01/11	RBS	(20,818)
Buy	INR	60,160,000	03/11	BRC	(1,708)
Buy	INR	76,672,000	03/11	RBS	18,224
Buy	INR	33,000,000	03/11	RBS	(8,040)
Buy	INR	69,675,000	05/11	BOA	22,591
Buy	INR	88,000,000	05/11	BRC	23,625
Buy	INR	228,169,200	05/11	JPM	59,634
Buy	JPY	132,240,000	01/11	BRC	40,978
Buy	JPY	419,028,340	01/11	CIT	168,915
Buy	JPY	129,777,920	01/11	CIT	(1,536)
Buy	JPY	852,538,600	01/11	CSF	362,438
Buy	JPY	65,350,960	01/11	JPM	4,923
Buy	JPY	288,858,000	01/11	MSC	24,845
Buy	JPY	226,435,000	01/11	RBC	87,610
Buy	JPY	40,978,500	01/11	RBS	4,724
Buy	JPY	415,885,130	01/11	UBS	91,941
Sell	JPY	1,048,171,000	01/11	GSC	(458,471)
Sell	JPY	623,912,000	01/11	RBC	(275,541)
Sell	JPY	1,247,823,000	01/11	RBS	(524,633)
Sell	JPY	27,070,000,000	03/11	CIT	(9,305,204)
Buy	KRW	1,038,690,000	01/11	CIT	14,497
Buy	KRW	2,996,327,819	01/11	JPM	38,066
Buy	KRW	9,062,970,000	01/11	MSC	79,341
Buy	KRW	8,676,737,000	01/11	MSC	(60,713)
Sell	KRW	21,774,724,819	01/11	JPM	(320,094)
Buy	KRW	1,024,470,000	05/11	BOA	(2,297)
Buy	KRW	1,203,000,000	05/11	BRC	(19,490)
Buy	KRW	7,581,860,000	05/11	CIT	(97,273)
Buy	KRW	1,009,638,100	05/11	GSC	(13,354)
Buy	KRW	918,000,000	05/11	HSB	4,407
Buy	KRW	792,000,000	05/11	HSB	(11,507)
Buy	KRW	23,616,564,819	05/11	JPM	303,935
Buy	KRW	7,122,830,000	05/11	JPM	(69,610)
Buy	KRW	3,815,242,000	05/11	MSC	(56,854)
Buy	KRW	1,589,000,000	05/11	RBS	(12,139)
Buy	KRW	1,045,350,000	05/11	UBS	15,999
Buy	MXN	12,582,200	02/11	BOA	15,207
Buy	MXN	225,781,967	02/11	BRC	989,779
Buy	MXN	43,051,650	02/11	CIT	73,664

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

Contracts		Principal Amount			Unrealized
to Buy or		Covered by			Appreciation
to Sell	Currency	Contracts	Expiration	Counterparty	(Depreciation)
Buy	MXN	44,421,500	02/11	CIT	( $15,810)
Buy	MXN	3,820,350	02/11	DUB	8,249
Buy	MXN	21,494,700	02/11	JPM	34,320
Buy	MXN	7,418,700	02/11	JPM	(1,415)
Buy	MXN	246,966,760	02/11	MSC	326,748
Buy	MXN	59,353,800	02/11	MSC	(10,982)
Buy	MXN	32,654,490	02/11	UBS	34,758
Buy	MXN	13,621,850	02/11	UBS	(908)
Buy	MYR	10,340,000	02/11	BRC	14,204
Buy	MYR	3,630,000	02/11	CIT	3,434
Buy	MYR	6,380,000	02/11	DUB	8,356
Buy	MYR	2,790,000	02/11	HSB	2,639
Buy	MYR	5,785,605	02/11	JPM	7,350
Buy	MYR	3,086,000	02/11	JPM	(1,597)
Buy	MYR	3,390,000	02/11	RBS	2,042
Buy	PHP	76,466,030	02/11	CIT	12,601
Buy	PHP	38,185,348	02/11	JPM	5,212
Buy	PHP	44,000,000	04/11	BOA	3,793
Buy	PHP	21,240,000	04/11	BRC	(15,442)
Buy	PHP	47,713,000	04/11	CIT	(11,501)
Buy	PHP	47,804,000	04/11	JPM	(9,425)
Buy	PHP	10,000,000	06/11	BOA	(4,172)
Buy	PHP	360,741,000	06/11	BRC	115,463
Buy	PHP	72,600,000	06/11	CIT	1,288
Buy	PHP	107,620,000	06/11	CIT	(41,155)
Buy	PHP	56,940,000	06/11	DUB	(8,888)
Buy	PHP	26,546,000	06/11	HSB	(1,934)
Buy	PHP	85,240,000	06/11	JPM	41,244
Buy	PHP	110,045,000	06/11	JPM	(21,651)
Buy	PHP	23,197,700	06/11	RBS	(11,369)
Buy	PHP	84,339,000	11/11	CIT	14,696
Buy	PHP	139,236,500	11/11	CIT	(39,000)
Buy	PHP	35,240,000	11/11	DUB	32
Buy	PHP	35,136,000	11/11	GSC	(2,329)
Buy	PHP	70,776,000	11/11	JPM	6,783
Buy	PHP	30,170,000	11/11	JPM	(15,069)
Buy	SGD	3,942,360	01/11	JPM	71,972
Sell	SGD	3,942,360	01/11	RBS	(76,712)
Buy	SGD	513,864	02/11	CIT	427
Buy	SGD	3,655,251	02/11	HSB	48,344
Buy	SGD	1,694,172	02/11	MSC	20,179
Buy	SGD	1,057,280	03/11	CIT	23,884
Buy	SGD	1,028,240	03/11	GSC	1,255
Buy	SGD	5,375,218	03/11	HSB	88,632
Buy	SGD	2,457,580	03/11	JPM	15,067
Buy	SGD	660,850	03/11	MSC	14,967
Buy	SGD	771,840	06/11	CIT	1,437
Buy	SGD	4,895,898	06/11	DUB	58,644
Buy	SGD	4,988,230	06/11	GSC	36,950
Buy	SGD	4,607,095	06/11	JPM	39,960
Buy	SGD	3,942,360	06/11	RBS	76,883
Buy	TRY	2,187,366	01/11	BRC	12,784
Buy	TRY	2,513,014	01/11	BRC	(76,885)
Buy	TRY	3,043,800	01/11	CIT	(34,059)
Buy	TRY	603,640	01/11	CSF	(10,119)
Buy	TRY	2,189,803	01/11	HSB	14,358
Buy	TRY	7,085,701	01/11	HSB	(223,459)
Buy	TRY	7,772,090	01/11	JPM	(180,131)
Buy	TRY	775,750	01/11	MSC	1,044
Buy	TRY	776,825	01/11	UBS	1,739
Buy	TWD	16,637,621	01/11	DUB	35,136
Buy	TWD	10,186,000	01/11	JPM	26,905
Buy	TWD	15,680,000	01/11	MSC	38,968
Buy	TWD	8,491,000	01/11	UBS	23,404
Sell	TWD	50,994,621	01/11	DUB	(46,057)
Buy	TWD	16,459,000	04/11	BOA	24,910
Buy	TWD	62,494,621	04/11	DUB	57,473
Buy	TWD	16,888,174	04/11	JPM	22,624
Buy	ZAR	6,555,600	01/11	BRC	91,609

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

Contracts		Principal Amount			Unrealized
to Buy or		Covered by			Appreciation
to Sell	Currency	Contracts	Expiration	Counterparty	(Depreciation)
Buy	ZAR	110,065,926	01/11	HSB	$935,547
Buy	ZAR	12,102,180	01/11	JPM	130,592
Buy	ZAR	6,270,750	01/11	MSC	48,522
Buy	ZAR	6,272,550	04/11	JPM	36,793
Buy	ZAR	6,278,850	04/11	MSC	37,734
Buy	ZAR	7,601,500	09/11	BRC	113,962
Buy	ZAR	3,799,500	09/11	MSC	56,798
Buy	ZAR	3,040,000	09/11	UBS	45,497

Total Forward Foreign Currency Contracts					($1,110,715)

(l)	Transactions in written options for the year ended December 31, 2010 were as follows:

	Number of	Notional Amount	Notional Amount
	Contracts	in $	in EUR	Premium
Outstanding, December 31, 2009	852	1,420,758,000	8,700,000	$17,980,584
Call Options Written	5,427	2,517,300,000	5,400,000	13,869,069
Put Options Written	5,877	3,582,000,000	5,400,000	27,534,940
Call Options Expired	-	(50,900,000)	-	(234,140)
Put Options Expired	-	(97,900,000)	-	(863,837)
Call Options Closed	(4,797)	(2,180,729,000)	(13,100,000)	(11,292,772)
Put Options Closed	(4,611)	(2,981,629,000)	(4,400,000)	(26,861,378)

Outstanding, December 31, 2010	2,748	2,208,900,000	2,000,000	$20,132,466

(m)	Premiums received and value of written options outstanding as of December 31, 2010 were as follows:

Credit Default Swaptions – Buy Protection (1)

	Exercise	Expiration	Counter-	Notional
Description	Rate	Date	party	Amount	Premium	Value
Call - OTC Dow Jones CDX IG 15 5Y Index	0.800%	03/16/11	MSC	$5,000,000	$10,000	($10,177)
Call - OTC ITRAXX Europe 14 5Y Index	0.900%	03/16/11	MSC	EUR 1,000,000	2,963	(2,397)

					12,963	(12,574)

Credit Default Swaptions – Sell Protection (2)

Put - OTC Dow Jones CDX IG 15 5Y Index	1.300%	03/16/11	MSC	$5,000,000	17,500	(4,913)
Put - OTC ITRAXX Europe 14 5Y Index	1.600%	03/16/11	MSC	EUR 1,000,000	7,612	(1,743)

					25,112	(6,656)

					$38,075	($19,230)

(1) If the portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swaption agreement, the portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swaption and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swaption less the recovery value of the referenced obligation or underlying investments comprising the referenced index. The seller is only obligated if the swaption is exercised.
(2) If the portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swaption agreement, the portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swaption and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swaption less the recovery value of the referenced obligation or underlying investments comprising the referenced index. The portfolio is only obligated if the swaption is exercised.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

Inflation Floor/Cap Options

	Strike		Expiration	Counter-	Notional
Description	Index	Exercise Index	Date	party	Amount	Premium	Value
Floor - OTC U.S. CPI Urban Consumers NSA	215.95	Maximum of [(1 +0.00%)[10] -Inflation Adjustment)] or $0	03/10/20	DUB	$4,200,000	$31,500	($43,477)
Floor - OTC U.S. CPI Urban Consumers NSA	215.95	Maximum of [(1 +0.00%)[10] -Inflation Adjustment)] or $0	03/12/20	CIT	11,600,000	98,160	(113,655)
Floor - OTC U.S. CPI Urban Consumers NSA	216.69	Maximum of [(1 +0.00%)[10] -Inflation Adjustment)] or $0	04/07/20	CIT	27,900,000	248,820	(278,038)
Floor - OTC U.S. CPI Urban Consumers NSA	217.97	Maximum of [(1 +0.00%)[10] -Inflation Adjustment)] or $0	09/29/20	CIT	12,300,000	158,670	(125,213)
Floor - OTC U.S. CPI Urban Consumers NSA	218.01	Maximum of [(1 +0.00%)[10] -Inflation Adjustment)] or $0	10/13/20	DUB	12,500,000	122,500	(131,253)

						$659,650	($691,636)

Interest Rate Swaptions

	Pay/Receive
	Floating Rate
	Based on
	3-Month	Exercise	Expiration	Counter-	Notional
Description	USD-LIBOR	Rate	Date	party	Amount	Premium	Value
Call - OTC 5-Year Interest Rate Swap	Receive	1.250%	02/14/11	GSC	$23,800,000	$46,708	($431)
Call - OTC 5-Year Interest Rate Swap	Receive	1.250%	02/14/11	UBS	75,200,000	156,416	(1,361)

						203,124	(1,792)

Put - OTC 10-Year Interest Rate Swap	Pay	5.000%	01/24/11	CIT	49,200,000	398,520	(10)
Put - OTC 10-Year Interest Rate Swap	Pay	5.000%	01/24/11	RBS	27,100,000	271,000	(5)
Put - OTC 5-Year Interest Rate Swap	Pay	1.800%	02/14/11	GSC	23,800,000	108,796	(559,481)
Put - OTC 5-Year Interest Rate Swap	Pay	1.800%	02/14/11	UBS	75,200,000	368,480	(1,767,772)
Put - OTC 10-Year Interest Rate Swap	Pay	4.000%	06/13/11	BOA	17,800,000	247,420	(265,428)
Put - OTC 10-Year Interest Rate Swap	Pay	4.000%	06/13/11	BRC	9,600,000	134,880	(143,152)
Put - OTC 10-Year Interest Rate Swap	Pay	4.000%	06/13/11	DUB	8,900,000	121,485	(132,714)
Put - OTC 10-Year Interest Rate Swap	Pay	4.000%	06/13/11	GSC	9,000,000	123,750	(134,205)
Put - OTC 10-Year Interest Rate Swap	Pay	4.000%	06/13/11	RBS	20,300,000	286,930	(302,707)
Put - OTC 1-Year Interest Rate Swap	Pay	0.650%	11/14/11	GSC	84,000,000	172,200	(406,904)
Put - OTC 3-Year Interest Rate Swap	Pay	2.750%	06/18/12	DUB	14,100,000	146,366	(212,632)
Put - OTC 3-Year Interest Rate Swap	Pay	2.750%	06/18/12	RBS	35,300,000	345,940	(532,335)
Put - OTC 3-Year Interest Rate Swap	Pay	3.000%	06/18/12	BOA	76,900,000	831,997	(969,394)
Put - OTC 3-Year Interest Rate Swap	Pay	3.000%	06/18/12	BRC	52,000,000	465,081	(655,507)
Put - OTC 3-Year Interest Rate Swap	Pay	3.000%	06/18/12	CIT	88,000,000	951,476	(1,109,319)
Put - OTC 3-Year Interest Rate Swap	Pay	3.000%	06/18/12	DUB	75,800,000	824,764	(955,527)
Put - OTC 3-Year Interest Rate Swap	Pay	3.000%	06/18/12	JPM	127,900,000	1,288,790	(1,612,295)
Put - OTC 3-Year Interest Rate Swap	Pay	3.000%	06/18/12	RBS	155,300,000	1,325,423	(1,957,696)
Put - OTC 10-Year Interest Rate Swap	Pay	10.000%	07/10/12	MSC	28,900,000	174,123	(19,192)
Put - OTC 5-Year Interest Rate Swap	Pay	3.250%	07/16/12	CIT	53,800,000	1,330,115	(1,640,755)
Put - OTC 5-Year Interest Rate Swap	Pay	3.250%	07/16/12	RBS	17,900,000	449,469	(545,902)
Put - OTC 2-Year Interest Rate Swap	Pay	2.250%	09/24/12	BOA	67,400,000	567,113	(914,241)
Put - OTC 2-Year Interest Rate Swap	Pay	2.250%	09/24/12	CIT	8,000,000	54,500	(108,515)
Put - OTC 2-Year Interest Rate Swap	Pay	2.250%	09/24/12	GSC	62,300,000	369,647	(845,062)
Put - OTC 2-Year Interest Rate Swap	Pay	2.250%	09/24/12	MSC	32,900,000	203,248	(446,269)
Put - OTC 2-Year Interest Rate Swap	Pay	2.250%	09/24/12	RBS	293,200,000	2,308,700	(3,977,082)
Put - OTC 1-Year Interest Rate Swap	Pay	1.000%	11/19/12	GSC	95,500,000	544,855	(1,137,988)
Put - OTC 1-Year Interest Rate Swap	Pay	1.750%	11/19/12	RBS	108,200,000	408,455	(819,343)

						14,823,523	(22,171,432)

						$15,026,647	($22,173,224)

Options on Exchange-Traded Futures Contracts

	Exercise	Expiration	Counter-	Number of
Description	Price	Date	party	Contracts	Premium	Value
Call - CBOT 10-Year U.S. Treasury Note Futures (02/11)	$129.00	01/21/11	GSC	110	$45,116	($1,719)
Call - CME Eurodollar Futures (09/11)	99.38	09/19/11	CIT	1,264	541,817	(742,600)

					586,933	(744,319)

Put - CBOT 10-Year U.S. Treasury Note Futures (02/11)	124.00	01/21/11	GSC	110	56,276	(398,750)
Put - CME Eurodollar Futures (09/11)	99.38	09/19/11	CIT	1,264	787,184	(521,400)

					843,460	(920,150)

					$1,430,393	($1,664,469)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

Straddle Options

	Counter-	Exercise	Expiration	Notional
Description	party	Price (1)	Date	Amount	Premium	Value
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement Δ	GSC	$-	10/11/11	$41,800,000	$220,712	($338,823)
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement Δ	JPM	-	10/11/11	38,700,000	196,596	(313,695)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement Δ	MSC	-	10/11/11	128,300,000	1,425,972	(2,158,172)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement Δ	MSC	-	11/14/11	104,300,000	1,134,421	(1,750,624)

					$2,977,701	($4,561,314)

(1) Exercise price and final cost determined on a future date based upon implied volatility parameters.

Total Written Options					$20,132,466	($29,109,873)

(n)	Swap agreements outstanding as of December 31, 2010 were as follows:

Credit Default Swaps on Asset-Backed Securities – Buy Protection (1)

Upfront
	Fixed Deal						Premiums
	Pay		Expiration	Counter-	Notional		Paid	Unrealized
Referenced Obligation	Rate		Date	party	Amount (4)	Value (5)	(Received)	Appreciation
BFC Genesee Ltd CDO 1.939% due 01/10/41 Δ	(1.280%	)	01/10/41	JPM	$4,920,720	$4,767,765	$-	$4,767,765

Credit Default Swaps on Corporate and Sovereign Issues – Buy Protection (1)

								Upfront
	Fixed Deal				Implied Credit			Premiums	Unrealized
	Pay		Expiration	Counter-	Spread at	Notional		Paid	Appreciation
Referenced Obligation	Rate		Date	party	12/31/10 (3)	Amount (4)	Value (5)	(Received)	(Depreciation)
Sealed Air Corp 5.625% due 07/15/13	(0.580%	)	09/20/13	MSC	0.853%	$2,100,000	$15,048	$-	$15,048
CNA Financial Corp 5.850% due 12/15/14	(0.470%	)	12/20/14	CIT	1.947%	4,000,000	219,770	-	219,770
Everest Reinsurance Holdings Inc 5.400% due 10/15/14	(0.535%	)	12/20/14	BRC	0.930%	2,000,000	29,827	-	29,827
CNA Financial Corp 5.850% due 12/15/14	(0.630%	)	12/20/14	BOA	1.947%	5,000,000	244,594	-	244,594
Masco Corp 6.125% due 10/03/16	(0.915%	)	12/20/16	CSF	2.520%	10,000,000	832,934	-	832,934
Sprint Nextel Corp 6.000% due 12/01/16	(0.940%	)	12/20/16	DUB	3.965%	5,000,000	747,916	-	747,916
Sprint Nextel Corp 6.000% due 12/01/16	(0.980%	)	12/20/16	JPM	3.965%	5,000,000	737,940	-	737,940
Macy’s Retail Holdings Inc 5.900% due 12/01/16	(2.111%	)	12/20/16	RBS	1.587%	5,000,000	(145,819)	-	(145,819)
CSX Corp 5.600% due 05/01/17	(0.960%	)	06/20/17	BRC	0.510%	5,000,000	(137,761)	-	(137,761)
Rohm & Haas Co 6.000% due 09/15/17	(0.580%	)	09/20/17	UBS	0.654%	5,000,000	22,219	-	22,219
Marks & Spencer Group PLC 6.250% due 12/01/17	(0.950%	)	12/20/17	RBS	1.447%	10,000,000	303,322	-	303,322
Erac USA Finance Co 8.000% due 01/15/11	(2.700%	)	12/20/17	GSC	0.926%	5,000,000	(564,277)	-	(564,277)
Nabors Industries Ltd 6.150% due 02/15/18	(1.020%	)	03/20/18	GSC	1.433%	4,800,000	124,408	-	124,408

							$2,430,121	$-	$2,430,121

Credit Default Swaps on Corporate and Sovereign Issues – Sell Protection (2)

							Upfront
	Fixed Deal			Implied Credit			Premiums	Unrealized
	Receive	Expiration	Counter-	Spread at	Notional		Paid	Appreciation
Referenced Obligation	Rate	Date	party	12/31/10 (3)	Amount (4)	Value (5)	(Received)	(Depreciation)
Citigroup Inc 6.500% due 01/18/11	1.000%	03/20/11	BNP	0.538%	$400,000	$538	$(2,132)	$2,670
Citigroup Inc 6.500% due 01/18/11	1.000%	03/20/11	BRC	0.538%	800,000	1,076	(4,805)	5,881
Citigroup Inc 6.500% due 01/18/11	1.000%	03/20/11	GSC	0.538%	900,000	1,211	(5,101)	6,312
Citigroup Inc 6.500% due 01/18/11	1.000%	03/20/11	UBS	0.538%	2,100,000	2,825	(11,903)	14,728
MetLife Inc 5.000% due 06/15/15	1.000%	09/20/13	JPM	1.059%	9,030,000	(11,172)	(506,399)	495,227
General Electric Capital Corp 5.625% due 09/15/17	4.000%	12/20/13	CIT	1.079%	4,600,000	397,064	-	397,064
General Electric Capital Corp 5.625% due 09/15/17	4.200%	12/20/13	CIT	1.079%	11,400,000	1,051,120	-	1,051,120
General Electric Capital Corp 5.625% due 09/15/17	4.230%	12/20/13	DUB	1.079%	7,700,000	716,764	-	716,764

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

							Upfront
	Fixed Deal			Implied Credit			Premiums	Unrealized
	Receive	Expiration	Counter-	Spread at	Notional		Paid	Appreciation
Referenced Obligation	Rate	Date	party	12/31/10 (3)	Amount (4)	Value (5)	(Received)	(Depreciation)
General Electric Capital Corp 5.625% due 09/15/17	4.325%	12/20/13	CIT	1.079%	$7,200,000	$690,349	$-	$690,349
General Electric Capital Corp 6.000% due 06/15/12	4.400%	12/20/13	BRC	1.079%	13,400,000	1,314,389	-	1,314,389
General Electric Capital Corp 6.000% due 06/15/12	4.500%	12/20/13	BRC	1.079%	16,900,000	1,707,430	-	1,707,430
General Electric Capital Corp 6.000% due 06/15/12	4.700%	12/20/13	BRC	1.079%	13,500,000	1,443,374	-	1,443,374
General Electric Capital Corp 5.625% due 09/15/17	4.850%	12/20/13	CIT	1.079%	5,900,000	656,850	-	656,850
General Electric Capital Corp 5.625% due 09/15/17	4.900%	12/20/13	DUB	1.079%	2,800,000	315,845	-	315,845
United Kingdom Index-Linked Treasury Gilt 4.250% due 06/07/32 Δ	1.000%	12/20/14	BNP	0.616%	35,900,000	545,904	267,540	278,364
United Kingdom Index-Linked Treasury Gilt 4.250% due 06/07/32 Δ	1.000%	12/20/14	JPM	0.616%	36,400,000	553,507	271,267	282,240
United Kingdom Index-Linked Treasury Gilt 4.250% due 06/07/32 Δ	1.000%	12/20/14	MSC	0.616%	1,500,000	22,809	11,179	11,630
Ford Motor Credit Co LLC 7.250% due 10/25/11	5.000%	12/20/14	CIT	1.937%	500,000	57,032	(10,783)	67,815
France Government Bond OAT 4.250% due 04/25/19	0.250%	03/20/15	CIT	0.968%	1,600,000	(46,447)	(25,924)	(20,523)
France Government Bond OAT 4.250% due 04/25/19	0.250%	03/20/15	GSC	0.968%	1,800,000	(52,252)	(31,254)	(20,998)
France Government Bond OAT 4.250% due 04/25/19	0.250%	03/20/15	RBS	0.968%	1,600,000	(46,447)	(27,427)	(19,020)
Berkshire Hathaway Inc 4.625% due 10/15/13	1.000%	03/20/15	BOA	1.143%	4,300,000	(23,312)	(75,980)	52,668
United Mexican States 7.500% due 04/08/33	1.000%	03/20/15	BRC	1.017%	3,000,000	(1,111)	(67,496)	66,385
United Mexican States 7.500% due 04/08/33	1.000%	03/20/15	CIT	1.017%	3,000,000	(1,111)	(68,880)	67,769
Japanese Government Bond OAT 2.000% due 03/21/22 Δ	1.000%	03/20/15	DUB	0.590%	100,000	1,718	1,161	557
United Mexican States 7.500% due 04/08/33	1.000%	03/20/15	DUB	1.017%	1,500,000	(555)	(34,440)	33,885
Berkshire Hathaway Inc 4.625% due 10/15/13	1.000%	03/20/15	GSC	1.143%	2,200,000	(11,927)	(38,874)	26,947
Japanese Government Bond OAT 2.000% due 03/21/22 Δ	1.000%	03/20/15	JPM	0.590%	1,900,000	32,643	22,524	10,119
Berkshire Hathaway Inc 4.625% due 10/15/13	1.000%	03/20/15	UBS	1.143%	2,200,000	(11,927)	(39,880)	27,953
China Government Bond 4.750% due 10/29/13	1.000%	06/20/15	BOA	0.608%	3,400,000	58,770	56,261	2,509
China Government Bond 4.750% due 10/29/13	1.000%	06/20/15	BOA	0.608%	1,100,000	19,014	19,101	(87)
China Government Bond 4.750% due 10/29/13	1.000%	06/20/15	CIT	0.608%	1,000,000	17,286	16,386	900
Brazil Government Bond 12.250% due 03/06/30	1.000%	06/20/15	CSF	1.033%	13,400,000	(14,607)	(282,871)	268,264
Brazil Government Bond 12.250% due 03/06/30	1.000%	06/20/15	JPM	1.033%	8,400,000	(9,156)	(92,192)	83,036
China Government Bond 4.750% due 10/29/13	1.000%	06/20/15	RBS	0.608%	2,200,000	38,028	37,125	903
France Government Bond OAT 4.250% due 04/25/19	0.250%	09/20/15	UBS	1.034%	5,000,000	(175,509)	(132,503)	(43,006)
Brazil Government Bond 12.250% due 03/06/30	1.000%	09/20/15	BOA	1.061%	700,000	(1,681)	(6,372)	4,691
United Mexican States 7.500% due 04/08/33	1.000%	09/20/15	BOA	1.080%	300,000	(985)	(4,244)	3,259
Brazil Government Bond 12.250% due 03/06/30	1.000%	09/20/15	BRC	1.061%	2,300,000	(5,522)	(19,842)	14,320
Brazil Government Bond 12.250% due 03/06/30	1.000%	09/20/15	CIT	1.061%	1,000,000	(2,401)	(15,694)	13,293

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

							Upfront
	Fixed Deal			Implied Credit			Premiums	Unrealized
	Receive	Expiration	Counter-	Spread at	Notional		Paid	Appreciation
Referenced Obligation	Rate	Date	party	12/31/10 (3)	Amount (4)	Value (5)	(Received)	(Depreciation)
United Mexican States 7.500% due 04/08/33	1.000%	09/20/15	CIT	1.080%	$1,000,000	( $3,285)	( $15,080)	$11,795
Indonesia Government Bond 6.750% due 03/10/14	1.000%	09/20/15	DUB	1.219%	1,000,000	(9,533)	(23,587)	14,054
Brazil Government Bond 12.250% due 03/06/30	1.000%	09/20/15	HSB	1.061%	2,600,000	(6,243)	(25,871)	19,628
Brazil Government Bond 12.250% due 03/06/30	1.000%	09/20/15	JPM	1.061%	2,900,000	(6,963)	(29,862)	22,899
Brazil Government Bond 12.250% due 03/06/30	1.000%	09/20/15	UBS	1.061%	600,000	(1,441)	(5,677)	4,236
United Mexican States 7.500% due 04/08/33	1.000%	09/20/15	UBS	1.080%	500,000	(1,642)	(7,073)	5,431
France Government Bond OAT 4.250% due 04/25/19	0.250%	12/20/15	GSC	1.062%	800,000	(30,423)	(15,688)	(14,735)
France Government Bond OAT 4.250% due 04/25/19	0.250%	12/20/15	RBS	1.062%	1,700,000	(64,648)	(33,752)	(30,896)
Brazil Government Bond 12.250% due 03/06/30	1.000%	12/20/15	BRC	1.085%	13,000,000	(47,812)	(75,003)	27,191
Japanese Government Bond OAT 2.000% due 03/21/22 Δ	1.000%	12/20/15	GSC	0.691%	4,600,000	69,353	112,521	(43,168)
United Kingdom Index-Linked Treasury Gilt 4.250% due 06/07/32 Δ	1.000%	12/20/15	GSC	0.715%	1,700,000	23,600	39,430	(15,830)
Brazil Government Bond 12.250% due 03/06/30	1.000%	12/20/15	MSC	1.085%	12,900,000	(47,444)	(74,426)	26,982
France Government Bond OAT 4.250% due 04/25/19	0.250%	03/20/16	BRC	1.062%	1,800,000	(73,628)	(66,879)	(6,749)
Japanese Government Bond OAT 2.000% due 03/21/22 Δ	1.000%	03/20/16	BOA	0.718%	900,000	12,962	12,448	514
Reynolds American Inc 7.625% due 06/01/16	1.280%	06/20/17	BOA	1.216%	3,600,000	15,158	-	15,158
Reynolds American Inc 7.625% due 06/01/16	1.280%	06/20/17	CIT	1.216%	3,500,000	14,737	-	14,737

						$9,072,172	($1,010,951)	$10,083,123

Credit Default Swaps on Credit Indices – Sell Protection (2)

						Upfront
	Fixed Deal					Premiums	Unrealized
	Receive	Expiration	Counter-	Notional		Paid	Appreciation
Referenced Obligation	Rate	Date	party	Amount (4)	Value (5)	(Received)	(Depreciation)
Dow Jones CDX HY8 5Y Δ	0.483%	06/20/12	BRC	$770,352	$4,785	($300)	$5,085
Dow Jones CDX HY9 5Y Δ	2.080%	12/20/12	MER	7,701,680	285,779	-	285,779
Dow Jones CDX IG10 5Y	0.463%	06/20/13	GSC	6,076,343	46,142	-	46,142
Dow Jones CDX IG10 5Y	0.530%	06/20/13	DUB	4,918,944	45,628	-	45,628
Dow Jones CDX EM12	5.000%	12/20/14	DUB	2,100,000	248,678	210,450	38,228
Dow Jones CDX EM13	5.000%	06/20/15	BRC	14,100,000	1,805,876	1,550,900	254,976
Dow Jones CDX EM13	5.000%	06/20/15	CSF	800,000	102,461	100,000	2,461
Dow Jones CDX EM13	5.000%	06/20/15	DUB	6,600,000	845,303	724,500	120,803
Dow Jones CDX EM13	5.000%	06/20/15	GSC	300,000	38,423	37,350	1,073
Dow Jones CDX EM13	5.000%	06/20/15	HSB	14,600,000	1,869,914	1,642,950	226,964
Dow Jones CDX EM13	5.000%	06/20/15	JPM	2,500,000	320,191	287,600	32,591
Dow Jones CDX EM13	5.000%	06/20/15	MSC	15,000,000	1,921,144	1,743,250	177,894
Dow Jones CDX IG15 5Y Δ	1.000%	12/20/15	BNP	12,500,000	91,164	6,675	84,489
Dow Jones CDX IG15 5Y Δ	1.000%	12/20/15	BOA	45,300,000	330,378	(195,746)	526,124
Dow Jones CDX IG15 5Y Δ	1.000%	12/20/15	CIT	20,600,000	150,238	(35,548)	185,786
Dow Jones CDX IG15 5Y Δ	1.000%	12/20/15	DUB	41,500,000	302,665	(119,056)	421,721
Dow Jones CDX IG15 5Y Δ	1.000%	12/20/15	GSC	22,800,000	166,283	(42,919)	209,202
Dow Jones CDX IG15 5Y Δ	1.000%	12/20/15	JPM	38,700,000	282,244	72,511	209,733
Dow Jones CDX IG15 5Y Δ	1.000%	12/20/15	MSC	19,700,000	143,675	(39,957)	183,632
Dow Jones CDX IG15 5Y Δ	1.000%	12/20/15	UBS	17,600,000	128,359	96,687	31,672
Dow Jones CDX EM14	5.000%	12/20/15	BOA	1,400,000	193,350	182,700	10,650
Dow Jones CDX EM14	5.000%	12/20/15	BRC	12,800,000	1,767,773	1,674,700	93,073
Dow Jones CDX HY15 5Y Δ	5.000%	12/20/15	BRC	35,600,000	1,107,461	834,500	272,961
Dow Jones CDX EM14	5.000%	12/20/15	CIT	4,200,000	580,050	581,100	(1,050)
Dow Jones CDX HY15 5Y Δ	5.000%	12/20/15	CIT	20,100,000	625,280	(57,500)	682,780
Dow Jones CDX HY15 5Y Δ	5.000%	12/20/15	CSF	1,100,000	34,219	(5,500)	39,719
Dow Jones CDX EM14	5.000%	12/20/15	DUB	9,300,000	1,284,397	1,151,650	132,747

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

						Upfront
	Fixed Deal					Premiums	Unrealized
	Receive	Expiration	Counter-	Notional		Paid	Appreciation
Referenced Obligation	Rate	Date	party	Amount (4)	Value (5)	(Received)	(Depreciation)
Dow Jones CDX EM14	5.000%	12/20/15	HSB	$2,800,000	$386,700	$371,400	$15,300
Dow Jones CDX EM14	5.000%	12/20/15	JPM	800,000	110,486	105,600	4,886
Dow Jones CDX HY15 5Y Δ	5.000%	12/20/15	JPM	10,300,000	320,417	(18,062)	338,479
Dow Jones CDX HY15 5Y Δ	5.000%	12/20/15	MSC	2,000,000	62,217	(10,375)	72,592
Dow Jones CDX EM14	5.000%	12/20/15	MSC	6,700,000	925,319	871,000	54,319
Dow Jones CDX EM14	5.000%	12/20/15	UBS	1,500,000	207,161	207,750	(589)
Dow Jones CDX IG9 10Y	0.548%	12/20/17	GSC	3,761,546	41,169	-	41,169

					$16,775,329	$11,928,310	$4,847,019

Total Credit Default Swaps					$33,045,387	$10,917,359	$22,128,028

(1) If the portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2) If the portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(3) An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in the absolute terms, utilized in determining the value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(4) The maximum potential amount the portfolio could be required to make as a seller of credit protection or receive as a buyer of protection if a credit event occurs as a defined under the terms of that particular swap agreement.
(5) The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the year end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps

							Upfront
							Premiums	Unrealized
	Counter-	Pay/Receive	Fixed	Expiration	Notional		Paid	Appreciation
Floating Rate Index	party	Floating Rate	Rate	Date	Amount	Value	(Received)	(Depreciation)
3-Month Australian Bank Bill	RBC	Pay	4.250%	06/15/11	AUD 22,500,000	($102,750)	($3,311)	($99,439)
3-Month Australian Bank Bill	DUB	Pay	4.500%	06/15/11	165,700,000	(560,987)	171,091	(732,078)
3-Month Australian Bank Bill	MSC	Pay	4.500%	06/15/11	97,100,000	(328,737)	93,193	(421,930)
6-Month Australian Bank Bill	UBS	Pay	4.250%	09/15/11	69,000,000	(596,836)	569,776	(1,166,612)
6-Month Australian Bank Bill	RBS	Pay	6.250%	09/15/11	24,000,000	268,132	15,224	252,908
BRL-CDI-Compounded	MSC	Pay	10.115%	01/02/12	BRL 140,100,000	(3,074,392)	(3,058,880)	(15,512)
BRL-CDI-Compounded	UBS	Pay	10.575%	01/02/12	57,600,000	(592,189)	(1,033,120)	440,931
BRL-CDI-Compounded	BRC	Pay	10.680%	01/02/12	55,800,000	(446,324)	(701,209)	254,885
BRL-CDI-Compounded	GSC	Pay	10.835%	01/02/12	92,900,000	506,004	89,093	416,911
BRL-CDI-Compounded	MER	Pay	12.540%	01/02/12	70,600,000	2,045,746	(359,262)	2,405,008
BRL-CDI-Compounded	MSC	Pay	12.540%	01/02/12	9,400,000	272,380	(63,169)	335,549
BRL-CDI-Compounded	UBS	Pay	12.540%	01/02/12	11,400,000	330,333	(56,175)	386,508
BRL-CDI-Compounded	HSB	Pay	14.765%	01/02/12	3,000,000	177,754	20,000	157,754
BRL-CDI-Compounded	MER	Pay	14.765%	01/02/12	9,300,000	551,038	39,058	511,980
6-Month Australian Bank Bill	UBS	Pay	6.000%	09/15/12	AUD 93,000,000	1,223,814	-	1,223,814
BRL-CDI-Compounded	HSB	Pay	11.880%	01/02/13	BRL 12,000,000	33,630	(8,462)	42,092
BRL-CDI-Compounded	HSB	Pay	11.890%	01/02/13	21,800,000	94,110	36,808	57,302
BRL-CDI-Compounded	MER	Pay	11.900%	01/02/13	65,400,000	239,101	87,319	151,782
BRL-CDI-Compounded	GSC	Pay	11.930%	01/02/13	17,200,000	77,801	(24,657)	102,458
BRL-CDI-Compounded	MSC	Pay	11.980%	01/02/13	10,400,000	54,531	16,205	38,326
BRL-CDI-Compounded	JPM	Pay	12.170%	01/02/13	4,500,000	36,367	15,741	20,626
BRL-CDI-Compounded	RBC	Pay	12.180%	01/02/13	22,800,000	187,040	32,774	154,266
BRL-CDI-Compounded	HSB	Pay	12.300%	01/02/13	5,300,000	52,525	17,675	34,850
BRL-CDI-Compounded	CSF	Pay	12.480%	01/02/13	37,800,000	285,092	112,804	172,288
BRL-CDI-Compounded	MSC	Pay	12.590%	01/02/13	200,000	1,762	273	1,489
3-Month USD-LIBOR	GSC	Pay	1.2500%	12/19/13	$42,800,000	(399,096)	2,095	(401,191)
BRL-CDI-Compounded	MSC	Pay	12.510%	01/02/14	BRL 1,000,000	13,608	4,605	9,003
BRL-CDI-Compounded	GSC	Pay	12.650%	01/02/14	1,000,000	15,682	6,540	9,142

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

							Upfront
							Premiums	Unrealized
	Counter-	Pay/Receive	Fixed	Expiration	Notional		Paid	Appreciation
Floating Rate Index	party	Floating Rate	Rate	Date	Amount	Value	(Received)	(Depreciation)
28-Day Mexico Interbank TIIE Banxico	HSB	Pay	7.330%	01/28/15	MXN 70,300,000	$229,913	$31,045	$198,868
3-Month Canadian Bank Bill	RBS	Pay	5.700%	12/18/24	CAD 54,000,000	1,075,194	(36,710)	1,111,904
3-Month USD-LIBOR	MSC	Receive	4.250%	06/15/41	$20,600,000	(156,962)	(87,550)	(69,412)

Total Interest Rate Swaps						$1,513,284	($4,071,186)	$5,584,470

Total Swap Agreements						$34,558,671	$6,846,173	$27,712,498

(o)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 15 in the Notes to Financial Statements) as of December 31, 2010:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2010	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Convertible Preferred Stocks (1)	$53,500,429	$53,500,429	$-	$-
	Preferred Stocks (1)	1,778,789	-	-	1,778,789
	Corporate Bonds & Notes	1,631,657,588	-	1,612,036,107	19,621,481
	Convertible Corporate Bonds & Notes	1,332,375	-	1,332,375	-
	Senior Loan Notes	22,435,288	-	22,435,288	-
	Mortgage-Backed Securities	2,545,442,920	-	2,544,221,720	1,221,200
	Asset-Backed Securities	39,849,102	-	39,849,102	-
	U.S. Government Agency Issues	363,467,268	-	363,467,268	-
	U.S. Treasury Obligations	1,520,139,631	-	1,520,139,631	-
	Foreign Government Bonds & Notes	535,348,918	-	535,348,918	-
	Municipal Bonds	220,552,362	-	220,552,362	-
	Short-Term Investments	1,004,304,583	-	1,004,304,583	-
	Derivatives:
	Credit Contracts
	Swaps	34,602,428	-	34,602,428	-
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	15,742,462	-	15,742,462	-
	Interest Rate Contracts
	Futures	2,217,097	2,217,097	-	-
	Swaps	7,771,557	-	7,771,557	-

	Total Interest Rate Contracts	9,988,654	2,217,097	7,771,557	-

	Total Assets - Derivatives	60,333,544	2,217,097	58,116,447	-

	Total Assets	8,000,142,797	55,717,526	7,921,803,801	22,621,470

Liabilities	Securities Sold Short	(55,527,829)	-	(55,527,829)	-
	Derivatives:
	Credit Contracts
	Written Options	(19,230)	-	(19,230)	-
	Swaps	(1,557,041)	-	(1,557,041)	-

	Total Credit Contracts	(1,576,271)	-	(1,576,271)	-
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(16,853,177)	-	(16,853,177)	-
	Interest Rate Contracts
	Futures	(7,932,511)	(7,932,511)	-	-
	Written Options	(29,090,643)	(1,664,469)	(22,173,224)	(5,252,950)
	Swaps	(6,258,273)	-	(6,258,273)	-

	Total Interest Rate Contracts	(43,281,427)	(9,596,980)	(28,431,497)	(5,252,950)

	Total Liabilities - Derivatives	(61,710,875)	(9,596,980)	(46,860,945)	(5,252,950)

	Total Liabilities	(117,238,704)	(9,596,980)	(102,388,774)	(5,252,950)

	Total	$7,882,904,093	$46,120,546	$7,819,415,027	$17,368,520

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the portfolio’s assets and liabilities (See Note 15 in the Notes to Financial Statements) for the year ended December 31, 2010:

								Change in Net
								Unrealized
								Appreciation
								(Depreciation)
					Total Change			on Level 3
					in Net	Transfers		Holdings
	Value,	Net	Accrued	Total Net	Unrealized	In and/or		Held at the End
	Beginning	Purchases	Discounts	Realized Gains	Appreciation	Out of	Value,	of Year,
	of Year	(Sales)	(Premiums)	(Losses)	(Depreciation)	Level 3	End of Year	if Applicable
Preferred Stocks (1)	$2,067,416	$-	$-	$-	($288,627)	$-	$1,778,789	($288,627)
Corporate Bonds & Notes	6,139,304	18,804,142	(15,292)	(15,484)	609,859	(5,901,048)	19,621,481	11,009
Mortgage-Backed Securities	978,251	(116,442)	759	1,351	357,281	-	1,221,200	357,281
Derivatives:
Interest Rate Contracts
Written Options	-	(3,637,351)	-	-	(1,615,599)	-	(5,252,950)	(1,615,599)

	$9,184,971	$15,050,349	($14,533)	($14,133)	($937,086)	($5,901,048)	$17,368,520	($1,535,936)

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
SHORT DURATION BOND PORTFOLIO
Schedule of Investments
December 31, 2010

	Principal
	Amount	Value
CORPORATE BONDS & NOTES - 37.7%

Consumer Discretionary - 2.4%

Comcast Cable Communications Holdings Inc 8.375% due 03/15/13	$11,740,000	$13,365,732
Cox Communications Inc 7.125% due 10/01/12	6,675,000	7,323,650
NBC Universal Inc 2.100% due 04/01/14 ~	4,650,000	4,639,830
Reed Elsevier Capital Inc 4.625% due 06/15/12	8,525,000	8,868,967
Thomson Reuters Corp (Canada) 5.700% due 10/01/14	4,441,000	4,939,022

		39,137,201

Consumer Staples - 3.7%

Anheuser-Busch InBev Worldwide Inc
3.000% due 10/15/12	5,490,000	5,667,102
5.375% due 11/15/14 ~	1,575,000	1,736,784
7.200% due 01/15/14 ~	7,675,000	8,783,147
BAT International Finance PLC (United Kingdom) 8.125% due 11/15/13 ~	3,400,000	3,974,093
General Mills Inc
5.250% due 08/15/13	2,225,000	2,447,144
6.000% due 02/15/12	5,350,000	5,642,677
Kellogg Co 5.125% due 12/03/12	6,300,000	6,755,036
Kraft Foods Inc
2.625% due 05/08/13	5,725,000	5,891,037
6.000% due 02/11/13	1,425,000	1,561,233
Philip Morris International Inc 6.875% due 03/17/14	6,600,000	7,610,816
The Kroger Co 6.750% due 04/15/12	2,275,000	2,429,388
Wal-Mart Stores Inc 3.200% due 05/15/14	7,500,000	7,850,738

		60,349,195

Energy - 1.0%

BP Capital Markets PLC (United Kingdom) 3.125% due 10/01/15	4,225,000	4,226,711
Enterprise Products Operating LLC
4.600% due 08/01/12	4,675,000	4,908,455
6.375% due 02/01/13	2,622,000	2,859,981
Williams Partners LP
3.800% due 02/15/15	3,400,000	3,516,906
7.500% due 06/15/11	1,450,000	1,492,718

		17,004,771

Financials - 21.1%

Banco Bilbao Vizcaya Argentaria 2.450% due 06/22/12	40,000,000	40,825,640
Bank of Tokyo-Mitsubishi UFJ Ltd (Japan) 2.600% due 01/22/13 ~	2,650,000	2,706,925
Capital One Financial Corp 7.375% due 05/23/14	5,075,000	5,779,380
Cie de Financement Foncier (France) 2.125% due 04/22/13 ~	2,700,000	2,724,497
Citigroup Inc
2.125% due 04/30/12	29,700,000	30,312,592
6.375% due 08/12/14	2,800,000	3,097,086
DnB NOR Boligkreditt AS (Norway) 2.100% due 10/14/15 ~	7,200,000	6,856,387
General Electric Capital Corp
2.000% due 09/28/12	7,400,000	7,561,919
2.125% due 12/21/12	32,200,000	33,099,346
2.625% due 12/28/12	26,000,000	26,979,862
General Motors Acceptance Corp 1.750% due 10/30/12	21,600,000	21,992,429
HSBC Finance Corp
0.496% due 08/09/11 §	2,125,000	2,123,240
0.558% due 04/24/12 §	5,175,000	5,152,111
ING Bank NV (Netherlands) 2.500% due 01/14/16 ~ Δ	6,200,000	6,054,666
Intesa Sanpaolo SPA (Italy) 2.375% due 12/21/12	4,800,000	4,819,723
Landwirtschaftliche Rentenbank (Germany)
1.875% due 09/24/12	4,000,000	4,074,440
Lloyds TSB Bank PLC (United Kingdom)
4.375% due 01/12/15 ~	2,525,000	2,526,730
Mass Mutual Global Funding II
0.803% due 09/27/13 § ~	8,350,000	8,345,274
MetLife Inc 2.375% due 02/06/14	1,550,000	1,558,508
Metropolitan Life Global Funding I
2.500% due 01/11/13 ~	11,075,000	11,322,438
5.125% due 06/10/14 ~	3,725,000	4,055,057
Prudential Financial Inc
2.750% due 01/14/13	6,325,000	6,443,613
5.100% due 09/20/14	1,579,000	1,697,547
Rabobank Nederland NV (Netherlands) 4.200% due 05/13/14 ~	4,325,000	4,604,672
Reinsurance Group of America Inc 6.750% due 12/15/11	3,281,000	3,391,304
Simon Property Group LP 4.200% due 02/01/15	4,975,000	5,206,870
Sparebanken 1 Boligkreditt (Norway) 1.250% due 10/25/13 ~	12,800,000	12,722,816
Stadshypotek AB (Sweden) 1.450% due 09/30/13 ~	12,700,000	12,693,129
Standard Chartered PLC (United Kingdom) 3.850% due 04/27/15 ~	4,325,000	4,457,280
Sun Life Financial Global Funding LP 0.553% due 10/06/13 § ~	4,700,000	4,630,637
The Bear Stearns Cos Inc 5.700% due 11/15/14	9,000,000	9,897,363
6.950% due 08/10/12	12,100,000	13,206,109
The Royal Bank of Scotland PLC (United Kingdom) 3.400% due 08/23/13	4,375,000	4,422,206
US Central Federal Credit Union 1.900% due 10/19/12	7,300,000	7,456,308
Wachovia Corp 5.500% due 05/01/13	7,300,000	7,948,203
Waddell & Reed Financial Inc 5.600% due 01/15/11	4,350,000	4,355,494
WEA Finance LLC 5.400% due 10/01/12 ~	7,000,000	7,423,962
Western Corporate Federal Credit Union 1.750% due 11/02/12	1,700,000	1,731,520

		344,257,283

Health Care - 1.7%

Express Scripts Inc
5.250% due 06/15/12	4,625,000	4,883,186
6.250% due 06/15/14	1,350,000	1,510,430
Merck & Co Inc 1.875% due 06/30/11	2,700,000	2,721,813
Novartis Capital Corp 1.900% due 04/24/13	8,175,000	8,310,149
Roche Holdings Inc 5.000% due 03/01/14 ~	6,175,000	6,767,053
St. Jude Medical Inc 3.750% due 07/15/14	2,925,000	3,094,027

		27,286,658

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
SHORT DURATION BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Principal
	Amount	Value
Industrials - 0.9%

CSX Corp 6.750% due 03/15/11	$2,175,000	$2,199,638
Tyco International Finance SA (Luxembourg) 6.000% due 11/15/13	5,000,000	5,550,375
Waste Management Inc
5.000% due 03/15/14	2,925,000	3,163,715
6.375% due 11/15/12	3,605,000	3,933,120

		14,846,848

Information Technology - 1.6%

Dell Inc 1.400% due 09/10/13	4,925,000	4,937,342
Fiserv Inc 6.125% due 11/20/12	7,294,000	7,891,816
Hewlett-Packard Co 2.250% due 05/27/11	9,400,000	9,482,222
HP Enterprise Services LLC 6.000% due 08/01/13	2,950,000	3,290,165

		25,601,545

Telecommunication Services - 3.4%

Rogers Communications Inc (Canada)
5.500% due 03/15/14	1,175,000	1,284,199
6.250% due 06/15/13	1,250,000	1,390,376
6.375% due 03/01/14	3,250,000	3,654,355
7.875% due 05/01/12	471,000	511,826
Telecom Italia Capital SA (Luxembourg) 5.250% due 11/15/13	7,675,000	8,001,157
Telefonica Emisiones SAU (Spain) 5.855% due 02/04/13	7,150,000	7,637,730
Verizon Wireless Capital LLC 3.750% due 05/20/11	20,450,000	20,702,639
Vodafone Group PLC (United Kingdom) 5.350% due 02/27/12	12,350,000	12,953,384

		56,135,666

Utilities - 1.9%

Duke Energy Corp 6.300% due 02/01/14	6,018,000	6,707,850
Enel Finance International SA (Luxembourg) 5.700% due 01/15/13 ~ Δ	4,825,000	5,121,501
FirstEnergy Corp 6.450% due 11/15/11	120,000	124,909
Georgia Power Co 1.300% due 09/15/13	5,150,000	5,160,861
MidAmerican Energy Holdings Co 5.000% due 02/15/14	7,054,000	7,588,164
Progress Energy Inc 6.050% due 03/15/14	3,448,000	3,831,963
Southern Co 0.689% due 10/21/11 §	3,150,000	3,160,713

		31,695,961

Total Corporate Bonds & Notes
(Cost $606,812,541)		616,315,128

MORTGAGE-BACKED SECURITIES - 37.5%

Collateralized Mortgage Obligations - Commercial - 0.5%

Credit Suisse First Boston Mortgage Securities Corp 6.530% due 06/15/34 "	8,475,408	8,517,879
Prudential Commercial Mortgage Trust (IO) 1.467% due 02/11/36 " § ~ Δ	23,118,174	56,138

		8,574,017

Collateralized Mortgage Obligations - Residential - 7.5%

Adjustable Rate Mortgage Trust 2.879% due 04/25/35 " §	591,050	527,870
Arkle Master Issuer PLC (United Kingdom) 1.684% due 05/17/60 " § ~	7,300,000	7,290,344
Banc of America Mortgage Securities Inc 2.792% due 05/25/34 " §	323,941	295,714
Bear Stearns Adjustable Rate Mortgage Trust
2.614% due 04/25/34 " §	652,957	618,966
3.609% due 11/25/34 " §	1,866,133	1,838,933
Bear Stearns Alt-A Trust
0.611% due 01/25/35 " §	2,842,448	2,350,554
0.901% due 04/25/34 " §	796,163	681,758
Chase Mortgage Finance Corp
2.905% due 02/25/37 " §	882,714	824,482
2.930% due 02/25/37 " §	2,248,178	2,223,679
3.051% due 02/25/37 " §	5,042,853	4,959,873
3.069% due 02/25/37 " §	3,601,253	3,269,534
3.072% due 02/25/37 " §	2,207,234	2,202,913
Countrywide Home Loan Mortgage Pass-Through Trust
2.833% due 02/19/34 " §	2,444,172	2,132,643
3.089% due 11/20/34 " §	795,828	689,707
3.321% due 08/25/33 " §	32,126	29,445
Fannie Mae 5.000% due 08/25/19 "	17,112,540	18,329,276
FDIC Structured Sale Guaranteed Notes 0.811% due 02/25/48 " § ~ Δ	3,123,028	3,131,350
First Horizon Asset Securities Inc 2.769% due 12/25/34 " §	267,143	251,719
Freddie Mac 7.000% due 09/15/30 "	1,808,142	2,045,070
Granite Mortgages PLC (United Kingdom) 0.444% due 09/20/44 " §	527,699	495,773
Harborview Mortgage Loan Trust 0.601% due 06/20/35 " §	1,255,464	1,041,737
JPMorgan Mortgage Trust
2.978% due 07/25/35 " §	835,579	808,413
3.011% due 07/25/35 " §	2,778,366	2,664,498
3.112% due 07/25/35 " §	2,644,889	2,499,623
MASTR Adjustable Rate Mortgages Trust 1.972% due 09/25/34 " §	871,574	659,795
Merrill Lynch Mortgage Investors Inc
2.700% due 12/25/35 " §	5,582,000	4,089,108
2.704% due 07/25/33 " §	92,498	91,256
NCUA Guaranteed Notes
0.635% due 11/06/17 " §	7,464,252	7,461,938
0.716% due 10/07/20 " §	4,173,332	4,168,115
1.840% due 10/07/20 "	1,391,252	1,381,639
Sequoia Mortgage Trust 0.783% due 11/20/34 " §	944,578	870,848
Silverstone Master Issuer PLC (United Kingdom) 1.684% due 01/21/55 " § ~	7,600,000	7,607,668
Structured Adjustable Rate Mortgage Loan Trust
0.601% due 08/25/35 " §	499,815	424,927
2.578% due 06/25/34 " §	4,093,395	3,805,411
2.602% due 05/25/34 " §	1,154,868	1,092,444
2.716% due 09/25/34 " §	499,828	438,577
2.736% due 11/25/34 " §	2,308,561	1,998,420
2.741% due 05/25/34 " §	380,291	346,174
2.771% due 02/25/34 " §	66,276	59,054
2.909% due 03/25/34 " §	158,858	144,260
Structured Asset Securities Corp 2.562% due 07/25/33 " §	610,012	553,069

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
SHORT DURATION BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Principal
	Amount	Value
Washington Mutual Mortgage Pass-Through Certificates
0.551% due 07/25/45 " §	$4,375,201	$3,807,725
0.581% due 08/25/45 " §	2,839,049	2,421,780
1.168% due 11/25/46 " §	11,014,833	7,795,098
2.707% due 06/25/34 " §	1,235,803	1,202,852
2.770% due 09/25/35 " §	9,000,000	7,273,701
Washington Mutual MSC Mortgage Pass-Through Certificates 7.000% due 03/25/34 "	1,222,053	1,275,821
Wells Fargo Mortgage-Backed Securities Trust 2.898% due 10/25/35 " §	2,687,251	2,646,193

		122,819,747

Fannie Mae - 26.6%

2.187% due 01/01/35 " §	24,506,764	25,333,648
2.312% due 05/01/35 " §	4,534,484	4,680,127
2.365% due 03/01/35 " §	1,234,180	1,282,231
2.403% due 12/01/33 " §	2,291,879	2,387,303
2.446% due 04/01/34 " §	2,856,087	2,975,861
2.459% due 05/01/35 " §	1,041,183	1,067,063
2.505% due 12/01/33 " §	2,757,202	2,871,866
2.580% due 11/01/35 " §	2,099,159	2,196,376
2.590% due 02/01/33 - 02/01/34 " §	10,289,549	10,713,066
2.599% due 08/01/35 " §	5,886,882	6,157,506
2.602% due 06/01/35 " §	1,974,933	2,047,596
2.606% due 07/01/35 " §	6,925,255	7,245,776
2.608% due 04/01/33 " §	547,205	570,622
2.625% due 05/01/33 " §	57,817	60,170
2.630% due 01/01/35 " §	2,011,486	2,104,139
2.676% due 05/01/33 " §	2,380,770	2,484,549
2.719% due 04/01/35 " §	1,983,205	2,070,503
2.733% due 10/01/34 " §	1,406,753	1,477,714
2.750% due 06/01/33 " §	2,331,964	2,436,418
2.786% due 02/01/33 " §	386,875	403,422
2.792% due 07/01/35 " §	2,855,347	2,993,107
2.793% due 07/01/35 " §	2,368,535	2,479,865
3.000% due 01/01/26 - 02/01/26 "	45,000,000	43,952,335
3.032% due 08/01/33 " §	4,064,126	4,263,014
3.042% due 02/01/34 " §	2,014,997	2,095,330
3.500% due 01/01/26 - 01/01/41 "	129,000,000	129,365,760
4.000% due 02/01/40 - 01/01/41 "	23,000,000	22,910,504
4.500% due 01/01/41 "	52,000,000	53,389,388
4.963% due 06/01/35 " §	2,650,121	2,792,142
5.500% due 01/01/18 - 01/01/41 "	73,801,533	79,069,534
6.000% due 01/01/18 "	5,169,594	5,630,765
6.500% due 05/01/33 "	3,301,945	3,713,274
7.000% due 05/01/33 - 06/01/33 "	1,065,253	1,205,207

		434,426,181

Freddie Mac - 1.9%

2.536% due 09/01/35 " §	5,309,638	5,503,407
2.632% due 08/01/35 " §	4,630,703	4,865,650
2.644% due 03/01/35 " §	1,560,881	1,628,705
2.733% due 03/01/35 " §	1,260,677	1,320,667
3.059% due 02/01/34 " §	4,727,119	4,942,469
4.386% due 02/01/35 " §	1,493,767	1,560,355
5.500% due 03/01/18 - 01/01/20 "	1,898,789	2,052,423
6.000% due 04/01/33 "	7,282,664	8,004,727

		29,878,403

Government National Mortgage Association - 1.0%

1.875% due 01/20/35 " §	3,949,370	4,005,954
2.500% due 09/20/34 " §	2,148,890	2,199,734
5.500% due 07/15/20 "	1,898,853	2,059,168
6.000% due 01/15/22 "	7,572,132	8,234,466

		16,499,322

Total Mortgage-Backed Securities
(Cost $616,665,091)		612,197,670

ASSET-BACKED SECURITIES - 7.6%

Bank of America Auto Trust
1.670% due 12/15/13 " ~ Δ	14,000,000	14,107,290
2.130% due 09/15/13 " ~ Δ	11,650,542	11,750,745
College Loan Corp Trust
0.388% due 07/25/24 " §	10,000,000	9,935,805
0.448% due 04/25/21 " §	7,139,885	7,110,375
Collegiate Funding Services Education Loan Trust I
0.393% due 12/28/21 " §	4,902,247	4,832,166
Countrywide Home Equity Loan Trust
0.480% due 12/15/29 " §	398,245	228,486
0.480% due 04/15/30 " §	703,089	495,428
0.520% due 10/15/28 " §	413,280	380,645
0.520% due 06/15/29 " §	411,061	352,203
Ford Credit Auto Owner Trust 1.510% due 01/15/14 "	12,000,000	12,094,111
GMAC Mortgage Corp Loan Trust 7.000% due 09/25/37 "	2,024,664	1,411,704
Knowledgeworks Foundation 1.242% due 02/25/42 " §	2,143,088	2,115,704
NCUA Guaranteed Notes 0.661% due 12/07/20 " §	3,900,000	3,904,095
Nelnet Education Loan Funding Inc 0.388% due 11/25/15 " §	1,897,078	1,895,487
Nelnet Student Loan Trust 1.068% due 07/27/48 " § ~	2,759,836	2,757,654
Northstar Education Finance Inc
0.408% due 04/28/16 " §	5,456,678	5,283,974
0.458% due 04/28/17 " §	5,560,000	5,544,821
SLM Student Loan Trust
0.288% due 07/25/17 " §	7,565,575	7,508,298
0.318% due 07/25/18 " §	20,500,000	20,419,015
Suntrust Student Loan Trust 0.388% due 07/28/20 " § ~	6,765,717	6,739,768
Wachovia Student Loan Trust 0.398% due 07/27/20 " §	5,000,000	4,958,778

Total Asset-Backed Securities
(Cost $124,569,049)		123,826,552

U.S. GOVERNMENT AGENCY ISSUES - 3.1%

Fannie Mae 2.050% due 04/26/13	23,000,000	23,103,523
Federal Home Loan Bank 0.259% due 10/13/11 §	21,500,000	21,511,524
Freddie Mac 4.500% due 01/15/13	5,900,000	6,349,533

Total U.S. Government Agency Issues
(Cost $50,838,800)		50,964,580

U.S. TREASURY OBLIGATIONS - 14.7%

U.S. Treasury Inflation Protected Securities - 2.2%

2.375% due 04/15/11 ∧	9,806,465	9,899,930
3.000% due 07/15/12 ∧	22,745,932	24,178,221
3.375% due 01/15/12 ∧	1,601,184	1,674,864

		35,753,015

U.S. Treasury Notes - 12.5%

0.375% due 10/31/12	24,500,000	24,429,195
0.625% due 06/30/12	54,700,000	54,870,992
0.625% due 12/31/12	6,600,000	6,604,640
0.750% due 12/15/13	19,700,000	19,563,026

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
SHORT DURATION BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Principal
	Amount	Value
1.000% due 03/31/12 ‡	$27,800,000	$28,017,313
1.000% due 04/30/12	65,200,000	65,737,639
1.500% due 12/31/13	5,500,000	5,579,920

		204,802,725

Total U.S. Treasury Obligations
(Cost $239,585,478)		240,555,740

SHORT-TERM INVESTMENTS - 17.0%

Repurchase Agreements - 17.0%

Fixed Income Clearing Corp 0.010% due 01/03/11 (Dated 12/31/10, repurchase price of $1,294,519; collateralized by Freddie Mac: 0.000% due 06/29/11 and value $1,324,338)	1,294,518	1,294,518
Merrill Lynch 0.250% due 01/03/11 (Dated 12/31/10, repurchase price of $275,805,746; collateralized by Fannie Mae: 5.000% - 5.500% due 12/01/33 - 06/01/40 and value $234,602,161; and Freddie Mac: 6.000% due 04/01/38 and value $46,713,840)	275,800,000	275,800,000

		277,094,518

Total Short-Term Investments
(Cost $277,094,518)		277,094,518

TOTAL INVESTMENTS - 117.6%
(Cost $1,915,565,477)		1,920,954,188

TOTAL SECURITIES SOLD SHORT - (1.8%)
(See Note (f) to Notes to Schedule of Investments)
(Proceeds $29,093,750)		(29,572,184)

OTHER ASSETS & LIABILITIES, NET - (15.8%)		(257,364,780)

NET ASSETS - 100.0%		$1,634,017,224

Notes to Schedule of Investments

(a)	As of December 31, 2010, the portfolio was diversified as a percentage of net assets as follows:

Corporate Bonds & Notes	37.7%
Mortgage-Backed Securities	37.5%
Short-Term Investments	17.0%
U.S. Treasury Obligations	14.7%
Asset-Backed Securities	7.6%
U.S. Government Agency Issues	3.1%

117.6%
Securities Sold Short	(1.8%)
Other Assets & Liabilities, Net	(15.8%)

100.0%

(b)	As of December 31, 2010, the portfolio’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows:

AAA/U.S. Government & Agency Issues	61.2%
A-1 (Short-Term Debt only)	14.4%
AA	3.4%
A	9.4%
BBB	8.4%
BB	0.4%
B	0.3%
CCC	0.4%
Not Rated	2.1%

100.0%

(c)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(d)	As of December 31, 2010, 2.5% of the portfolio’s net assets were reported illiquid by the portfolio manager or adviser under the Fund’s policy.

(e)	As of December 31, 2010, investments with a total aggregate value of $2,922,669 were fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts.

(f)	Securities sold short outstanding as of December 31, 2010 were as follows:

	Principal
Description	Amount	Value
Fannie Mae
3.500% due 01/01/41	$7,000,000	($6,687,184)
4.000% due 01/01/41	23,000,000	(22,885,000)

Total Securities sold short
(Proceeds $29,093,750)		($29,572,184)

(g)	Open futures contracts outstanding as of December 31, 2010 were as follows:

			Unrealized
	Number of	Notional	Appreciation
Long Futures Outstanding	Contracts	Amount	(Depreciation)
Ultra Long U.S. Treasury 30-Year Bonds (03/11)	51	$5,100,000	($111,495)
U.S. Treasury 2-Year Notes (03/11)	2,583	516,600,000	(600,767)

			(712,262)

Short Futures Outstanding
U.S. Treasury 5-Year Notes (03/11)	339	33,900,000	266,550
U.S. Treasury 10-Year Notes (03/11)	498	49,800,000	832,338
U.S. Treasury 30-Year Bonds (03/11)	660	66,000,000	856,265

			1,955,153

Total Futures Contracts			$1,242,891

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
SHORT DURATION BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

(h)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 15 in the Notes to Financial Statements) as of December 31, 2010:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2010	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Corporate Bonds & Notes	$616,315,128	$-	$616,315,128	$-
	Mortgage-Backed Securities	612,197,670	-	612,197,670	-
	Asset-Backed Securities	123,826,552	-	123,826,552	-
	U.S. Government Agency Issues	50,964,580	-	50,964,580	-
	U.S. Treasury Obligations	240,555,740	-	240,555,740	-
	Short-Term Investments	277,094,518	-	277,094,518	-
	Derivatives:
	Interest Rate Contracts
	Futures	1,955,153	1,955,153	-	-

	Total Assets	1,922,909,341	1,955,153	1,920,954,188	-

Liabilities	Securities Sold Short	(29,572,184)	-	(29,572,184)	-
	Derivatives:
	Interest Rate Contracts
	Futures	(712,262)	(712,262)	-	-

	Total Liabilities	(30,284,446)	(712,262)	(29,572,184)	-

	Total	$1,892,624,895	$1,242,891	$1,891,382,004	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
AMERICAN FUNDS® GROWTH PORTFOLIO
Schedule of Investments
December 31, 2010

	Shares	Value
MUTUAL FUND - 100.0%

American Funds Insurance Series® Growth Fund - Class 1	18,205,942	$997,321,489

TOTAL INVESTMENTS - 100.0%
(Cost $1,015,000,876)		997,321,489

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(444,793)

NET ASSETS - 100.0%		$996,876,696

Notes to Schedule of Investments

(a)	As of December 31, 2010, the portfolio was diversified as a percentage of net assets as follows:

Mutual Fund	100.0%
Other Assets & Liabilities, Net	(0.0%)

100.0%

PACIFIC SELECT FUND
AMERICAN FUNDS® GROWTH-INCOME PORTFOLIO
Schedule of Investments
December 31, 2010

	Shares	Value
AFFILIATED MUTUAL FUND - 100.0%

American Funds Insurance Series® Growth-Income Fund - Class 1	40,492,416	$1,395,773,576

TOTAL INVESTMENTS - 100.0%
(Cost $1,580,999,262)		1,395,773,576

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(621,518)

NET ASSETS - 100.0%		$1,395,152,058

Notes to Schedule of Investments

(a)	As of December 31, 2010, the portfolio was diversified as a percentage of net assets as follows:

Affiliated Mutual Fund	100.0%
Other Assets & Liabilities, Net	(0.0%)

100.0%

(b)	The American Funds Growth-Income Portfolio’s investment is an affiliated mutual fund (See Note 7 in Notes to Financial Statements).

(c)	Fair Value Measurements

The following is a summary of the portfolios’ investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolios’ assets and liabilities (See Note 15 in the Notes to Financial Statements) as of December 31, 2010:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2010	Quoted Price	Observable Inputs	Unobservable Inputs
American Funds Growth Portfolio
Assets	Mutual Fund	$997,321,489	$997,321,489	$-	$-

American Funds Growth-Income Portfolio
Assets	Affiliated Mutual Fund	$1,395,773,576	$1,395,773,576	$-	$-

American Funds Growth and American Funds Growth-Income Portfolios (each a “Feeder Portfolio”’, collectively “the Feeder Portfolios”) invest substantially all of their assets in Class 1 shares of the Growth and Growth-Income Funds of the American Funds Insurance Series, respectively, (each a “Master Fund”’, collectively “the Master Funds”)(See Note 1 to Financial Statements). Each Feeder Portfolio has an investment objective that is consistent with its corresponding Master Fund. The financial statements of the Master Funds, including the Schedule of Investments, are provided separately and should be read in conjunction with the Feeder Portfolios’ financial statements.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
COMSTOCK PORTFOLIO
Schedule of Investments
December 31, 2010

	Shares	Value
COMMON STOCKS - 97.3%

Consumer Discretionary - 17.3%

Comcast Corp ‘A’	4,949,860	$108,748,424
DIRECTV ‘A’ *	332,048	13,258,677
General Motors Co *	445,554	16,423,120
J.C. Penney Co Inc	324,196	10,474,773
Lowe’s Cos Inc	858,400	21,528,672
Macy’s Inc	300,840	7,611,252
News Corp ‘B’	1,830,163	30,051,277
Target Corp	140,700	8,460,291
The Home Depot Inc	604,200	21,183,252
Time Warner Cable Inc	548,263	36,201,806
Time Warner Inc	919,566	29,582,438
Viacom Inc ‘B’	1,942,713	76,950,862

		380,474,844

Consumer Staples - 8.7%

Avon Products Inc	365,998	10,635,902
CVS Caremark Corp	987,501	34,335,410
Kraft Foods Inc ‘A’	1,397,479	44,034,563
PepsiCo Inc	103,200	6,742,056
The Coca-Cola Co	354,065	23,286,855
The Procter & Gamble Co	102,360	6,584,819
Unilever NV ‘NY’ (Netherlands)	1,013,996	31,839,474
Wal-Mart Stores Inc	636,399	34,320,998

		191,780,077

Energy - 10.5%

BP PLC ADR (United Kingdom)	476,833	21,061,713
Chevron Corp	516,400	47,121,500
ConocoPhillips	312,232	21,262,999
Halliburton Co	1,309,530	53,468,110
Noble Corp (Switzerland)	314,340	11,243,942
Royal Dutch Shell PLC ADR ‘A’ (United Kingdom)	523,156	34,936,358
Total SA ADR (France)	293,892	15,717,344
Weatherford International Ltd * (Switzerland)	1,129,650	25,756,020

		230,567,986

Financials - 20.8%

Aflac Inc	213,700	12,059,091
Bank of America Corp	3,138,267	41,864,482
Citigroup Inc *	6,798,210	32,155,533
JPMorgan Chase & Co	1,540,720	65,357,342
MetLife Inc	723,100	32,134,564
Morgan Stanley	865,938	23,562,173
State Street Corp	206,200	9,555,308
The Bank of New York Mellon Corp	1,520,370	45,915,174
The Chubb Corp	827,797	49,369,813
The Goldman Sachs Group Inc	136,084	22,883,886
The PNC Financial Services Group Inc	503,749	30,587,639
The Travelers Cos Inc	554,773	30,906,404
Torchmark Corp	343,200	20,502,768
U.S. Bancorp	620,500	16,734,885
Wells Fargo & Co	817,100	25,321,929

		458,910,991

Health Care - 12.3%

Abbott Laboratories	335,701	16,083,435
Bristol-Myers Squibb Co	1,661,092	43,985,716
Cardinal Health Inc	851,485	32,620,390
GlaxoSmithKline PLC ADR (United Kingdom)	324,997	12,746,382
Merck & Co Inc	1,111,559	40,060,587
Pfizer Inc	3,376,469	59,121,972
Roche Holding AG ADR (Switzerland)	390,500	14,311,825
UnitedHealth Group Inc	1,029,197	37,164,304
WellPoint Inc *	262,400	14,920,064

		271,014,675

Industrials - 6.9%

Emerson Electric Co	314,900	18,002,833
General Electric Co	1,709,502	31,266,792
Honeywell International Inc	531,644	28,262,195
Ingersoll-Rand PLC (Ireland)	629,449	29,640,753
Textron Inc	608,856	14,393,356
Tyco International Ltd (Switzerland)	743,100	30,794,064

		152,359,993

Information Technology - 10.3%

Accenture PLC ‘A’ (Ireland)	269,300	13,058,357
Cisco Systems Inc *	947,848	19,174,965
Dell Inc *	1,672,116	22,657,172
eBay Inc *	1,611,901	44,859,205
Hewlett-Packard Co	939,672	39,560,191
Intel Corp	1,015,533	21,356,659
KLA-Tencor Corp	279,852	10,813,481
Microsoft Corp	472,464	13,191,195
The Western Union Co	309,130	5,740,544
Yahoo! Inc *	2,208,218	36,722,665

		227,134,434

Materials - 5.1%

Alcoa Inc	2,609,819	40,165,114
E.I. du Pont de Nemours & Co	179,851	8,970,968
International Paper Co	2,352,140	64,072,294

		113,208,376

Telecommunication Services - 3.9%

AT&T Inc	966,282	28,389,365
Verizon Communications Inc	1,063,146	38,039,364
Vodafone Group PLC ADR (United Kingdom)	771,700	20,396,031

		86,824,760

Utilities - 1.5%

American Electric Power Co Inc	272,400	9,800,952
FirstEnergy Corp	443,948	16,434,955
Sempra Energy	132,100	6,932,608

		33,168,515

Total Common Stocks
(Cost $1,804,046,912)		2,145,444,651

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
COMSTOCK PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Principal
	Amount	Value
SHORT-TERM INVESTMENT - 2.7%

Repurchase Agreement - 2.7%

Fixed Income Clearing Corp 0.010% due 01/03/11 (Dated 12/31/10, repurchase price of $58,999,518; collateralized by Federal Home Loan Bank: 0.580% due 06/10/11 and value $18,230,462; and Freddie Mac: 0.000% due 06/10/11 and value $41,952,494)	$58,999,469	$58,999,469

Total Short-Term Investment
(Cost $58,999,469)		58,999,469

TOTAL INVESTMENTS - 100.0%
(Cost $1,863,046,381)		2,204,444,120

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(802,739)

NET ASSETS - 100.0%		$2,203,641,381

Notes to Schedule of Investments

(a)	As of December 31, 2010, the portfolio was diversified as a percentage of net assets as follows:

Financials	20.8%
Consumer Discretionary	17.3%
Health Care	12.3%
Energy	10.5%
Information Technology	10.3%
Consumer Staples	8.7%
Industrials	6.9%
Materials	5.1%
Telecommunication Services	3.9%
Short-Term Investment	2.7%
Utilities	1.5%

100.0%
Other Assets & Liabilities, Net	(0.0%)

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 15 in the Notes to Financial Statements) as of December 31, 2010:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2010	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Common Stocks (1)	$2,145,444,651	$2,145,444,651	$-	$-
	Short-Term Investment	58,999,469	-	58,999,469	-

	Total	$2,204,444,120	$2,145,444,651	$58,999,469	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
DIVIDEND GROWTH PORTFOLIO
Schedule of Investments
December 31, 2010

	Shares	Value
CONVERTIBLE PREFERRED STOCKS - 0.2%

Consumer Discretionary - 0.2%

General Motors Co	34,900	$1,888,439

Total Convertible Preferred Stocks
(Cost $1,745,000)		1,888,439

PREFERRED STOCKS - 0.3%

Energy - 0.3%

Petroleo Brasileiro SA ADR (Brazil)	100,300	3,427,251

Total Preferred Stocks
(Cost $3,730,264)		3,427,251

COMMON STOCKS - 95.2%

Consumer Discretionary - 13.5%

Carnival Corp (Panama)	195,400	9,009,894
Family Dollar Stores Inc	116,800	5,806,128
General Motors Co *	119,100	4,390,026
Johnson Controls Inc	220,200	8,411,640
Marriott International Inc ‘A’	260,000	10,800,400
Mattel Inc	272,600	6,932,218
McDonald’s Corp	106,800	8,197,968
Omnicom Group Inc	310,400	14,216,320
Ross Stores Inc	181,600	11,486,200
Stanley Black & Decker Inc	83,500	5,583,645
Target Corp	180,200	10,835,426
The Home Depot Inc	319,700	11,208,682
The McGraw-Hill Cos Inc	279,200	10,165,672
Time Warner Cable Inc	193,000	12,743,790
Time Warner Inc	502,800	16,175,076

		145,963,085

Consumer Staples - 9.6%

Colgate-Palmolive Co	59,900	4,814,163
Costco Wholesale Corp	80,500	5,812,905
General Mills Inc	186,200	6,626,858
Kellogg Co	103,700	5,296,996
Kimberly-Clark Corp	91,400	5,761,856
McCormick & Co Inc	98,100	4,564,593
PepsiCo Inc	265,400	17,338,582
Pernod-Ricard SA (France)	118,600	11,163,651
Philip Morris International Inc	165,800	9,704,274
Sysco Corp	344,900	10,140,060
The Coca-Cola Co	102,000	6,708,540
Wal-Mart Stores Inc	181,200	9,772,116
Walgreen Co	153,200	5,968,672

		103,673,266

Energy - 10.0%

Baker Hughes Inc	189,200	10,816,564
Chevron Corp	197,400	18,012,750
CONSOL Energy Inc	78,800	3,840,712
Diamond Offshore Drilling Inc	53,300	3,564,171
EQT Corp	51,100	2,291,324
Exxon Mobil Corp	267,600	19,566,912
Occidental Petroleum Corp	90,100	8,838,810
Peabody Energy Corp	135,100	8,643,698
Schlumberger Ltd (Netherlands)	225,400	18,820,900
Spectra Energy Corp	305,900	7,644,441
Total SA ADR (France)	112,700	6,027,196

		108,067,478

Financials - 14.9%

American Express Co	260,600	11,184,952
Aon Corp	280,800	12,919,608
JPMorgan Chase & Co	406,000	17,222,520
Kimco Realty Corp REIT	254,500	4,591,180
MetLife Inc	118,900	5,283,916
Morgan Stanley	101,400	2,759,094
NYSE Euronext	198,700	5,957,026
Principal Financial Group Inc	150,100	4,887,256
ProLogis REIT	267,600	3,864,144
State Street Corp	221,700	10,273,578
The Bank of New York Mellon Corp	225,700	6,816,140
The Charles Schwab Corp	416,700	7,129,737
The Chubb Corp	141,500	8,439,060
The Goldman Sachs Group Inc	36,400	6,121,024
The PNC Financial Services Group Inc	112,900	6,855,288
U.S. Bancorp	694,300	18,725,271
Waddell & Reed Financial Inc ‘A’	242,000	8,540,180
Wells Fargo & Co	636,400	19,722,036

		161,292,010

Health Care - 10.5%

Abbott Laboratories	83,300	3,990,903
Baxter International Inc	101,200	5,122,744
C.R. Bard Inc	100,500	9,222,885
CIGNA Corp	159,800	5,858,268
Covidien PLC (Ireland)	146,400	6,684,624
DENTSPLY International Inc	412,200	14,084,874
Johnson & Johnson	103,700	6,413,845
McKesson Corp	217,100	15,279,498
Medtronic Inc	114,000	4,228,260
Merck & Co Inc	167,100	6,022,284
Novartis AG (Switzerland)	111,400	6,557,623
Pfizer Inc	1,260,200	22,066,102
Stryker Corp	153,800	8,259,060

		113,790,970

Industrials - 13.9%

C.H. Robinson Worldwide Inc	47,800	3,833,082
Cooper Industries PLC (Ireland)	180,800	10,538,832
Danaher Corp	354,700	16,731,199
Deere & Co	73,600	6,112,480
Expeditors International of Washington Inc	120,500	6,579,300
Fastenal Co	182,600	10,939,566
Fluor Corp	131,400	8,706,564
Harsco Corp	159,000	4,502,880
Illinois Tool Works Inc	100,900	5,388,060
Lockheed Martin Corp	93,500	6,536,585
Norfolk Southern Corp	111,600	7,010,712
Republic Services Inc	364,600	10,886,956
Robert Half International Inc	187,800	5,746,680
Rockwell Collins Inc	165,800	9,659,508
Roper Industries Inc	217,900	16,654,097
United Parcel Service Inc ‘B’	153,300	11,126,514
United Technologies Corp	110,600	8,706,432

		149,659,447

Information Technology - 12.2%

Accenture PLC ‘A’ (Ireland)	368,400	17,863,716
Analog Devices Inc	145,900	5,496,053
Applied Materials Inc	521,600	7,328,480
Automatic Data Processing Inc	242,200	11,209,016
Cisco Systems Inc *	221,900	4,489,037
Hewlett-Packard Co	135,400	5,700,340
International Business Machines Corp	75,900	11,139,084
Linear Technology Corp	84,200	2,912,478
Microchip Technology Inc	170,000	5,815,700
Microsoft Corp	444,500	12,410,440
QUALCOMM Inc	134,200	6,641,558

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
DIVIDEND GROWTH PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Shares	Value
Texas Instruments Inc	431,300	$14,017,250
The Western Union Co	566,900	10,527,333
Visa Inc ‘A’	126,600	8,910,108
Xilinx Inc	228,900	6,633,522

		131,094,115

Materials - 5.3%

Air Products & Chemicals Inc	70,900	6,448,355
Freeport-McMoRan Copper & Gold Inc	8,000	960,720
Nucor Corp	127,100	5,569,522
Potash Corp of Saskatchewan Inc (NYSE) (Canada)	37,600	5,821,608
Praxair Inc	177,200	16,917,284
Sigma-Aldrich Corp	169,600	11,288,576
The Sherwin-Williams Co	77,200	6,465,500
Vulcan Materials Co	85,700	3,801,652

		57,273,217

Telecommunication Services - 3.1%

AT&T Inc	291,800	8,573,084
Crown Castle International Corp *	284,700	12,478,401
Telefonica SA (Spain)	138,400	3,159,655
Vodafone Group PLC ADR (United Kingdom)	355,000	9,382,650

		33,593,790

Utilities - 2.2%

Exelon Corp	124,600	5,188,344
PPL Corp	193,300	5,087,656
Public Service Enterprise Group Inc	207,400	6,597,394
Sempra Energy	120,600	6,329,088

		23,202,482

Total Common Stocks
(Cost $955,226,285)		1,027,609,860

	Principal
	Amount
SHORT-TERM INVESTMENT - 4.3%

Repurchase Agreement - 4.3%

Fixed Income Clearing Corp 0.010% due 01/03/11 (Dated 12/31/10, repurchase price of $46,910,274; collateralized by Federal Home Loan Bank: 0.580% due 06/10/11 and value $22,265,525; and Fannie Mae: 4.680% due 06/15/11 and value $25,584,000)	$46,910,235	46,910,235

Total Short-Term Investment
(Cost $46,910,235)		46,910,235

TOTAL INVESTMENTS - 100.0%
(Cost $1,007,611,784)		1,079,835,785

OTHER ASSETS & LIABILITIES, NET - 0.0%		190,464

NET ASSETS - 100.0%		$1,080,026,249

Notes to Schedule of Investments

(a)	As of December 31, 2010, the portfolio was diversified as a percentage of net assets as follows:

Financials	14.9%
Industrials	13.9%
Consumer Discretionary	13.7%
Information Technology	12.2%
Health Care	10.5%
Energy	10.3%
Consumer Staples	9.6%
Materials	5.3%
Short-Term Investment	4.3%
Telecommunication Services	3.1%
Utilities	2.2%

100.0%
Other Assets & Liabilities, Net	0.0%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
DIVIDEND GROWTH PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

(c)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 15 in the Notes to Financial Statements) as of December 31, 2010:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2010	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Convertible Preferred Stocks (1)	$1,888,439	$1,888,439	$-	$-
	Preferred Stocks (1)	3,427,251	3,427,251	-	-
	Common Stocks
	Consumer Discretionary	145,963,085	145,963,085	-	-
	Consumer Staples	103,673,266	92,509,615	11,163,651	-
	Energy	108,067,478	108,067,478	-	-
	Financials	161,292,010	161,292,010	-	-
	Health Care	113,790,970	107,233,347	6,557,623	-
	Industrials	149,659,447	149,659,447	-	-
	Information Technology	131,094,115	131,094,115	-	-
	Materials	57,273,217	57,273,217	-	-
	Telecommunication Services	33,593,790	30,434,135	3,159,655	-
	Utilities	23,202,482	23,202,482	-	-

		1,027,609,860	1,006,728,931	20,880,929	-
	Short-Term Investment	46,910,235	-	46,910,235	-

	Total	$1,079,835,785	$1,012,044,621	$67,791,164	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Summary Schedule of Investments
December 31, 2010

	Shares	Value
COMMON STOCKS - 99.8%

Consumer Discretionary - 10.6%

Amazon.com Inc *	81,741	$14,713,380
Comcast Corp ‘A’	643,235	14,131,873
Ford Motor Co *	863,710	14,501,691
McDonald’s Corp	243,565	18,696,049
The Home Depot Inc	377,816	13,246,229
The Walt Disney Co	436,545	16,374,803
Other securities		188,618,107

		280,282,132

Consumer Staples - 10.6%

Altria Group Inc	481,077	11,844,116
CVS Caremark Corp	313,242	10,891,424
Kraft Foods Inc ‘A’	402,607	12,686,147
PepsiCo Inc	365,362	23,869,099
Philip Morris International Inc	418,282	24,482,045
The Coca-Cola Co	535,295	35,206,352
The Procter & Gamble Co	645,305	41,512,471
Wal-Mart Stores Inc	451,641	24,356,999
Other securities		95,325,237

		280,173,890

Energy - 12.0%

Chevron Corp	463,922	42,332,882
ConocoPhillips	338,710	23,066,151
Exxon Mobil Corp	1,162,463	84,999,295
Occidental Petroleum Corp	187,324	18,376,484
Schlumberger Ltd (Netherlands)	314,528	26,263,088
Other securities		121,985,646

		317,023,546

Financials - 16.0%

Bank of America Corp	2,324,912	31,014,326
Berkshire Hathaway Inc ‘B’ *	398,911	31,956,760
Citigroup Inc *	6,696,887	31,676,275
JPMorgan Chase & Co	901,195	38,228,692
The Goldman Sachs Group Inc	117,861	19,819,506
U.S. Bancorp	442,573	11,936,194
Wells Fargo & Co	1,209,987	37,497,497
Other securities		221,020,830

		423,150,080

Health Care - 10.9%

Abbott Laboratories	356,419	17,076,034
Amgen Inc *	217,820	11,958,318
Johnson & Johnson	633,101	39,157,297
Merck & Co Inc	710,394	25,602,600
Pfizer Inc	1,846,564	32,333,336
Other securities		162,116,626

		288,244,211

Industrials - 10.9%

3M Co	164,795	14,221,809
Caterpillar Inc	146,317	13,704,050
General Electric Co	2,456,256	44,924,922
The Boeing Co	169,111	11,036,184
United Parcel Service Inc ‘B’	227,978	16,546,643
United Technologies Corp	212,881	16,757,992
Other securities		171,265,089

		288,456,689

Information Technology - 18.6%

Apple Inc *	211,465	68,210,150
Cisco Systems Inc *	1,277,801	25,849,914
EMC Corp *	474,980	10,877,042
Google Inc ‘A’ *	57,499	34,152,681
Hewlett-Packard Co	522,779	22,008,996
Intel Corp	1,285,887	27,042,204
International Business Machines Corp	286,405	42,032,798
Microsoft Corp	1,735,642	48,459,125
Oracle Corp	892,347	27,930,461
QUALCOMM Inc	372,929	18,456,256
Other securities		166,182,287

		491,201,914

Materials - 3.8%

Freeport-McMoRan Copper & Gold Inc	108,599	13,041,654
Other securities		85,585,062

		98,626,716

Telecommunication Services - 3.1%

AT&T Inc	1,362,422	40,027,958
Verizon Communications Inc	651,654	23,316,180
Other securities		18,511,897

		81,856,035

Utilities - 3.3%

Other securities		86,873,027

Total Common Stocks
(Cost $2,089,356,093)		2,635,888,240

	Principal
	Amount
SHORT-TERM INVESTMENT - 0.1%

Repurchase Agreement - 0.1%

Fixed Income Clearing Corp 0.010% due 01/03/11 (Dated 12/31/10, repurchase price of $3,185,877; collateralized by Freddie Mac: 0.000% due 06/29/11 and value $3,253,373)	$3,185,874	3,185,874

Total Short-Term Investment
(Cost $3,185,874)		3,185,874

TOTAL INVESTMENTS - 99.9%
(Cost $2,092,541,967)		2,639,074,114

OTHER ASSETS & LIABILITIES, NET - 0.1%		2,946,860

NET ASSETS - 100.0%		$2,642,020,974

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Summary Schedule of Investments (Continued)
December 31, 2010

Notes to Schedule of Investments

(a)	As of December 31, 2010, the portfolio was diversified as a percentage of net assets as follows:

Information Technology	18.6%
Financials	16.0%
Energy	12.0%
Industrials	10.9%
Health Care	10.9%
Consumer Discretionary	10.6%
Consumer Staples	10.6%
Materials	3.8%
Utilities	3.3%
Telecommunication Services	3.1%
Short-Term Investment	0.1%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Other securities represent the portfolio’s securities not identified as a top-fifty holding in terms of value, and not exceeding one percent of the portfolio’s net assets as of December 31, 2010.

(d)	A Summary Schedule of Investments is presented for this portfolio. For information on availability of a complete Schedule of Investments, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

(e)	As of December 31, 2010, $1,023,000 in cash was segregated with the broker(s)/custodian as collateral for open futures contracts.

(f)	Open futures contracts outstanding as of December 31, 2010 were as follows:

	Number of	Notional	Unrealized
Long Futures Outstanding	Contracts	Amount	Appreciation
S&P 500 E-Mini (03/11)	129	$7,985,412	$96,438

(g)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 15 in the Notes to Financial Statements) as of December 31, 2010:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2010	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Common Stocks (1)	$2,635,888,240	$2,635,888,240	$-	$-
	Short-Term Investment	3,185,874	-	3,185,874	-
	Derivatives:
	Equity Contracts
	Futures	96,438	96,438	-	-

	Total	$2,639,170,552	$2,635,984,678	$3,185,874	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
FOCUSED 30 PORTFOLIO
Schedule of Investments
December 31, 2010

	Shares	Value
COMMON STOCKS - 99.7%

Consumer Discretionary - 6.7%

Ford Motor Co *	284,940	$4,784,142
General Motors Co *	53,160	1,959,478
News Corp ‘A’	225,125	3,277,820

		10,021,440

Consumer Staples - 8.4%

Anheuser-Busch InBev NV (Belgium)	43,098	2,462,567
Colgate-Palmolive Co	19,345	1,554,758
Davide Campari-Milano SPA (Italy)	391,525	2,550,410
Mead Johnson Nutrition Co	74,745	4,652,876
Reckitt Benckiser Group PLC (United Kingdom)	24,255	1,334,389

		12,555,000

Energy - 2.2%

BG Group PLC (United Kingdom)	80,942	1,641,934
Petroleo Brasileiro SA ADR (Brazil)	43,374	1,641,272

		3,283,206

Financials - 20.5%

AIA Group Ltd * (Hong Kong)	662,000	1,860,938
Bank of America Corp	471,019	6,283,393
CapitalSource Inc	473,420	3,361,282
CME Group Inc ‘A’	6,570	2,113,897
Hang Lung Properties Ltd (Hong Kong)	296,000	1,375,898
JPMorgan Chase & Co	51,850	2,199,477
Prudential PLC (United Kingdom)	327,366	3,420,073
Standard Chartered PLC (United Kingdom)	113,205	3,056,053
The Charles Schwab Corp	169,771	2,904,782
The Goldman Sachs Group Inc	5,960	1,002,234
Walker & Dunlop Inc *	292,485	2,951,174

		30,529,201

Health Care - 9.8%

Celgene Corp *	153,350	9,069,119
Intuitive Surgical Inc *	3,671	946,200
Medco Health Solutions Inc *	49,370	3,024,900
Vertex Pharmaceuticals Inc *	47,103	1,650,018

		14,690,237

Industrials - 9.1%

C.H. Robinson Worldwide Inc	23,047	1,848,139
CoStar Group Inc *	60,889	3,504,771
FANUC Corp (Japan)	21,800	3,332,268
United Parcel Service Inc ‘B’	67,590	4,905,682

		13,590,860

Information Technology - 36.0%

Adobe Systems Inc *	67,565	2,079,651
Amphenol Corp ‘A’	36,325	1,917,234
AOL Inc *	140,885	3,340,383
Apple Inc *	39,010	12,583,066
Cisco Systems Inc *	173,040	3,500,599
eBay Inc *	241,935	6,733,051
Google Inc ‘A’ *	6,715	3,988,509
Oracle Corp	111,495	3,489,793
Trimble Navigation Ltd *	67,280	2,686,490
Tyco Electronics Ltd (Switzerland)	94,505	3,345,477
VistaPrint NV * (Netherlands)	116,205	5,345,430
Yahoo! Inc *	286,705	4,767,904

		53,777,587

Materials - 1.2%

Israel Chemicals Ltd (Israel)	102,961	1,763,386

Telecommunication Services - 5.8%

America Movil SAB de CV ‘L’ ADR (Mexico)	24,920	1,428,913
Crown Castle International Corp *	165,965	7,274,246

		8,703,159

Total Common Stocks
(Cost $121,504,388)		148,914,076

TOTAL INVESTMENTS - 99.7%
(Cost $121,504,388)		148,914,076

OTHER ASSETS & LIABILITIES, NET - 0.3%		386,958

NET ASSETS - 100.0%		$149,301,034

Notes to Schedule of Investments

(a)	As of December 31, 2010, the portfolio was diversified as a percentage of net assets as follows:

Information Technology	36.0%
Financials	20.5%
Health Care	9.8%
Industrials	9.1%
Consumer Staples	8.4%
Consumer Discretionary	6.7%
Telecommunication Services	5.8%
Energy	2.2%
Material	1.2%

99.7%
Other Assets & Liabilities, Net	0.3%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
FOCUSED 30 PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

(b)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 15 in the Notes to Financial Statements) as of December 31, 2010:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2010	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Common Stocks
	Consumer Discretionary	$10,021,440	$10,021,440	$-	$-
	Consumer Staples	12,555,000	6,207,634	6,347,366	-
	Energy	3,283,206	1,641,272	1,641,934	-
	Financials	30,529,201	22,677,177	7,852,024	-
	Health Care	14,690,237	14,690,237	-	-
	Industrials	13,590,860	10,258,592	3,332,268	-
	Information Technology	53,777,587	53,777,587	-	-
	Materials	1,763,386	-	1,763,386	-
	Telecommunication Services	8,703,159	8,703,159	-	-

	Total	$148,914,076	$127,977,098	$20,936,978	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
GROWTH LT PORTFOLIO
Schedule of Investments
December 31, 2010

	Shares	Value
COMMON STOCKS - 98.5%

Consumer Discretionary - 8.9%

CBS Corp ‘B’	1,245,505	$23,726,870
Crown Ltd (Australia)	1,538,920	12,997,121
Expedia Inc	307,995	7,727,595
General Motors Co *	431,335	15,899,008
Lamar Advertising Co ‘A’ *	154,110	6,139,742
Limited Brands Inc	538,955	16,562,087
Macy’s Inc	324,332	8,205,600
Mattel Inc	319,495	8,124,758
McDonald’s Corp	201,332	15,454,244
Netflix Inc *	44,435	7,807,230
Polo Ralph Lauren Corp	71,175	7,894,731
The Walt Disney Co	369,395	13,856,006

		144,394,992

Consumer Staples - 10.4%

Anheuser-Busch InBev NV (Belgium)	1,085,438	62,020,610
Anheuser-Busch InBev NV Strip VVPR * (Belgium)	1,890,684	10,106
Coca-Cola Enterprises Inc	428,555	10,726,732
Colgate-Palmolive Co	233,117	18,735,613
Diageo PLC (United Kingdom)	1,175,567	21,781,034
H.J. Heinz Co	133,000	6,578,180
Philip Morris International Inc	469,993	27,508,690
Walgreen Co	563,605	21,958,051

		169,319,016

Energy - 9.7%

Apache Corp	207,630	24,755,725
Enterprise Products Partners LP	79,305	3,299,881
EOG Resources Inc	368,100	33,648,021
Halliburton Co	528,410	21,574,980
Occidental Petroleum Corp	750,040	73,578,924

		156,857,531

Financials - 7.0%

Aflac Inc	199,460	11,255,528
Citigroup Inc *	1,825,275	8,633,551
CME Group Inc ‘A’	34,015	10,944,326
JPMorgan Chase & Co	488,053	20,703,208
Morgan Stanley	299,110	8,138,783
Prudential PLC (United Kingdom)	888,253	9,279,797
T. Rowe Price Group Inc	370,045	23,882,704
The Goldman Sachs Group Inc	125,705	21,138,553

		113,976,450

Health Care - 14.8%

Abbott Laboratories	329,440	15,783,470
Bristol-Myers Squibb Co	1,189,745	31,504,448
Celgene Corp *	868,525	51,364,569
Covidien PLC (Ireland)	723,965	33,056,242
Endo Pharmaceuticals Holdings Inc *	382,005	13,641,399
Genzyme Corp *	195,620	13,928,144
Gilead Sciences Inc *	372,660	13,505,198
Medco Health Solutions Inc *	432,990	26,529,297
Pfizer Inc	481,175	8,425,374
St. Jude Medical Inc *	326,068	13,939,407
UnitedHealth Group Inc	330,080	11,919,189
Vertex Pharmaceuticals Inc *	199,843	7,000,500

		240,597,237

Industrials - 10.6%

C.H. Robinson Worldwide Inc	209,070	16,765,323
Canadian National Railway Co (NYSE) (Canada)	197,557	13,131,614
Danaher Corp	498,050	23,493,018
Emerson Electric Co	260,440	14,889,355
Expeditors International of Washington Inc	263,495	14,386,827
FedEx Corp	88,060	8,190,461
Precision Castparts Corp	134,025	18,657,620
Raytheon Co	114,735	5,316,820
Tyco International Ltd (Switzerland)	694,890	28,796,242
Union Pacific Corp	124,590	11,544,509
United Technologies Corp	105,345	8,292,758
Verisk Analytics Inc ‘A’ *	250,772	8,546,310

		172,010,857

Information Technology - 28.6%

Amphenol Corp ‘A’	338,595	17,871,044
Apple Inc *	273,777	88,309,509
Cisco Systems Inc *	1,802,415	36,462,855
eBay Inc *	2,303,765	64,113,780
Google Inc ‘A’ *	70,150	41,666,995
International Business Machines Corp	426,570	62,603,413
Marvell Technology Group Ltd * (Bermuda)	571,185	10,595,482
Microsoft Corp	329,875	9,210,110
Motorola Inc *	859,180	7,792,763
Oracle Corp	1,670,325	52,281,172
Taiwan Semiconductor Manufacturing Co Ltd (Taiwan)	5,302,548	12,907,989
Texas Instruments Inc	484,056	15,731,820
The Western Union Co	404,835	7,517,786
Tyco Electronics Ltd (Switzerland)	389,595	13,791,663
Yahoo! Inc *	1,448,460	24,087,890

		464,944,271

Materials - 4.4%

E.I. du Pont de Nemours & Co	164,795	8,219,975
K +S AG (Germany)	138,995	10,476,280
Newmont Mining Corp	441,740	27,136,088
Nucor Corp	268,460	11,763,917
Praxair Inc	148,735	14,199,730

		71,795,990

Telecommunication Services - 4.1%

Crown Castle International Corp *	1,494,535	65,505,469

Total Common Stocks
(Cost $1,270,217,876)		1,599,401,813

	Principal
	Amount
SHORT-TERM INVESTMENT - 1.5%

Repurchase Agreement - 1.5%

State Street Bank & Trust Co 0.010% due 01/03/11 (Dated 12/31/10, repurchase price of $24,724,022; collateralized by U.S. Treasury Notes: 1.375% due 05/15/13 and value $25,220,052)	$24,724,002	24,724,002

Total Short-Term Investment
(Cost $24,724,002)		24,724,002

TOTAL INVESTMENTS - 100.0%
(Cost $1,294,941,878)		1,624,125,815

OTHER ASSETS & LIABILITIES, NET - 0.0%		312,139

NET ASSETS - 100.0%		$1,624,437,954

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
GROWTH LT PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

Notes to Schedule of Investments

(a)	As of December 31, 2010, the portfolio was diversified as a percentage of net assets as follows:

Information Technology	28.6%
Health Care	14.8%
Industrials	10.6%
Consumer Staples	10.4%
Energy	9.7%
Consumer Discretionary	8.9%
Financials	7.0%
Materials	4.4%
Telecommunication Services	4.1%
Short-Term Investment	1.5%

100.0%
Other Assets & Liabilities, Net	0.0%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Forward foreign currency contracts outstanding as of December 31, 2010 were as follows:

Contracts		Principal Amount			Unrealized
to Buy or		Covered by			Appreciation
to Sell	Currency	Contracts	Expiration	Counterparty	(Depreciation)
Sell	EUR	6,600,000	01/11	CSF	$247,635
Sell	EUR	5,000,000	01/11	HSB	(125,440)
Sell	GBP	1,300,000	01/11	CSF	68,176
Sell	GBP	1,340,000	01/11	HSB	(4,336)
Sell	GBP	700,000	01/11	JPM	47,706

					$233,741

(d)	Transactions in written options for the year ended December 31, 2010 were as follows:

	Number of
	Contracts	Premium
Outstanding, December 31, 2009	1,423	$60,319
Call Options Expired	(1,423)	(60,319)

Outstanding, December 31, 2010	-	$-

(e)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 15 in the Notes to Financial Statements) as of December 31, 2010:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2010	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Common Stocks
	Consumer Discretionary	$144,394,992	$131,397,871	$12,997,121	$-
	Consumer Staples	169,319,016	85,517,372	83,801,644	-
	Energy	156,857,531	156,857,531	-	-
	Financials	113,976,450	104,696,653	9,279,797	-
	Health Care	240,597,237	240,597,237	-	-
	Industrials	172,010,857	172,010,857	-	-
	Information Technology	464,944,271	452,036,282	12,907,989	-
	Materials	71,795,990	61,319,710	10,476,280	-
	Telecommunication Services	65,505,469	65,505,469	-	-

		1,599,401,813	1,469,938,982	129,462,831	-
	Short-Term Investment	24,724,002	-	24,724,002	-
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	363,517	-	363,517	-

	Total Assets	1,624,489,332	1,469,938,982	154,550,350	-

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(129,776)	-	(129,776)	-

	Total Liabilities	(129,776)	-	(129,776)	-

	Total	$1,624,359,556	$1,469,938,982	$154,420,574	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
LARGE-CAP GROWTH PORTFOLIO
Schedule of Investments
December 31, 2010

	Shares	Value
COMMON STOCKS - 99.6%

Consumer Discretionary - 18.8%

Amazon.com Inc *	389,400	$70,092,000
Discovery Communications Inc ‘A’ *	601,700	25,090,890
Focus Media Holding Ltd ADR * (Cayman)	647,700	14,204,061
International Game Technology	1,324,900	23,437,481
Las Vegas Sands Corp *	513,800	23,609,110
McDonald’s Corp	617,100	47,368,596
Nike Inc ‘B’	301,000	25,711,420
priceline.com Inc *	84,700	33,841,885

		263,355,443

Consumer Staples - 4.0%

CVS Caremark Corp	732,800	25,479,456
Kellogg Co	595,400	30,413,032

		55,892,488

Energy - 10.2%

Anadarko Petroleum Corp	300,100	22,855,616
Concho Resources Inc *	247,800	21,724,626
CONSOL Energy Inc	436,000	21,250,640
Occidental Petroleum Corp	452,000	44,341,200
Schlumberger Ltd (Netherlands)	402,300	33,592,050

		143,764,132

Financials - 4.8%

BlackRock Inc	75,900	14,465,022
CME Group Inc ‘A’	61,000	19,626,750
IntercontinentalExchange Inc *	110,200	13,130,330
The Goldman Sachs Group Inc	120,400	20,246,464

		67,468,566

Health Care - 7.1%

Agilent Technologies Inc *	548,900	22,740,927
Allergan Inc	594,000	40,789,980
Express Scripts Inc *	313,500	16,944,675
Watson Pharmaceuticals Inc *	383,200	19,792,280

		100,267,862

Industrials - 12.7%

C.H. Robinson Worldwide Inc	281,000	22,533,390
Danaher Corp	540,600	25,500,102
Illinois Tool Works Inc	427,900	22,849,860
Parker-Hannifin Corp	179,400	15,482,220
Precision Castparts Corp	174,900	24,347,829
Roper Industries Inc	238,400	18,220,912
Union Pacific Corp	171,400	15,881,924
United Technologies Corp	420,700	33,117,504

		177,933,741

Information Technology - 32.3%

Apple Inc *	320,400	103,348,224
Baidu Inc ADR * (Cayman)	250,300	24,161,459
EMC Corp *	2,175,300	49,814,370
F5 Networks Inc *	104,700	13,627,752
Google Inc ‘A’ *	121,700	72,286,149
Juniper Networks Inc *	674,400	24,898,848
MasterCard Inc ‘A’	67,400	15,105,014
Oracle Corp	944,900	29,575,370
QUALCOMM Inc	884,300	43,764,007
Red Hat Inc *	251,200	11,467,280
Riverbed Technology Inc *	412,600	14,511,142
SanDisk Corp *	398,100	19,849,266
SINA Corp * (Cayman)	235,900	16,234,638
Teradata Corp *	375,400	15,451,464

		454,094,983

Materials - 6.2%

Freeport-McMoRan Copper & Gold Inc	219,800	26,395,782
Potash Corp of Saskatchewan Inc (NYSE) (Canada)	117,000	18,115,110
Praxair Inc	148,200	14,148,654
The Sherwin-Williams Co	335,700	28,114,875

		86,774,421

Telecommunication Services - 3.5%

American Tower Corp ‘A’ *	247,300	12,770,572
Crown Castle International Corp *	826,600	36,229,878

		49,000,450

Total Common Stocks
(Cost $1,087,451,786)		1,398,552,086

	Principal
	Amount
SHORT-TERM INVESTMENT - 0.3%

Repurchase Agreement - 0.3%

Fixed Income Clearing Corp 0.010% due 01/03/11 (Dated 12/31/10, repurchase price of $3,603,820; collateralized by Freddie Mac: 0.000% due 06/29/11 and value $3,678,160)	$3,603,817	3,603,817

Total Short-Term Investment
(Cost $3,603,817)		3,603,817

TOTAL INVESTMENTS - 99.9%
(Cost $1,091,055,603)		1,402,155,903

OTHER ASSETS & LIABILITIES, NET - 0.1%		2,057,172

NET ASSETS - 100.0%		$1,404,213,075

Notes to Schedule of Investments

(a)	As of December 31, 2010, the portfolio was diversified as a percentage of net assets as follows:

Information Technology	32.3%
Consumer Discretionary	18.8%
Industrials	12.7%
Energy	10.2%
Health Care	7.1%
Materials	6.2%
Financials	4.8%
Consumer Staples	4.0%
Telecommunication Services	3.5%
Short-Term Investment	0.3%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
LARGE-CAP GROWTH PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

(c)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 15 in the Notes to Financial Statements) as of December 31, 2010:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2010	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Common Stocks (1)	$1,398,552,086	$1,398,552,086	$-	$-
	Short-Term Investment	3,603,817	-	3,603,817	-

	Total	$1,402,155,903	$1,398,552,086	$3,603,817	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
LARGE-CAP VALUE PORTFOLIO
Schedule of Investments
December 31, 2010

	Shares	Value
COMMON STOCKS - 98.6%

Consumer Discretionary - 17.1%

DISH Network Corp ‘A’ *	3,070,345	$60,362,983
Johnson Controls Inc	863,160	32,972,712
McDonald’s Corp	475,694	36,514,271
News Corp ‘A’	6,126,697	89,204,708
SES SA FDR (Luxembourg)	2,392,505	56,971,333
Target Corp	526,518	31,659,527
The Home Depot Inc	1,263,119	44,284,952
Time Warner Cable Inc	1,390,153	91,791,803
Time Warner Inc	2,732,222	87,895,582

		531,657,871

Consumer Staples - 11.9%

Altria Group Inc	1,295,444	31,893,831
CVS Caremark Corp	1,091,061	37,936,191
Kimberly-Clark Corp	1,425,305	89,851,227
Lorillard Inc	427,284	35,062,925
Philip Morris International Inc	1,670,445	97,771,146
Unilever PLC ADR (United Kingdom)	997,219	30,794,123
Wal-Mart Stores Inc	843,593	45,494,971

		368,804,414

Energy - 14.5%

Apache Corp	310,380	37,006,608
El Paso Corp	6,138,625	84,467,480
Exxon Mobil Corp	1,010,283	73,871,893
Halliburton Co	1,190,031	48,588,966
Royal Dutch Shell PLC ADR ‘A’ (United Kingdom)	638,606	42,646,109
Suncor Energy Inc (NYSE) (Canada)	1,331,253	50,973,677
Total SA ADR (France)	1,307,536	69,927,025
Transocean Ltd * (Switzerland)	612,381	42,566,603

		450,048,361

Financials - 21.7%

American Express Co	1,168,974	50,172,364
Bank of America Corp	4,887,082	65,193,674
JPMorgan Chase & Co	2,404,246	101,988,115
Loews Corp	1,159,892	45,131,398
Marsh & McLennan Cos Inc	1,866,730	51,036,398
Morgan Stanley	1,437,468	39,113,504
State Street Corp	687,912	31,877,842
The Bank of New York Mellon Corp	894,794	27,022,779
The Charles Schwab Corp	2,136,712	36,559,142
The Chubb Corp	546,503	32,593,439
The Progressive Corp	1,571,970	31,235,044
The Travelers Cos Inc	854,739	47,617,510
Wells Fargo & Co	3,626,795	112,394,377

		671,935,586

Health Care - 7.4%

Johnson & Johnson	883,288	54,631,363
Merck & Co Inc	934,650	33,684,786
Novartis AG ADR (Switzerland)	922,845	54,401,713
Pfizer Inc	1,625,983	28,470,962
Roche Holding AG (Switzerland)	198,321	29,072,427
WellPoint Inc *	533,207	30,318,150

		230,579,401

Industrials - 10.1%

General Electric Co	3,779,907	69,134,499
Honeywell International Inc	1,349,510	71,739,952
Illinois Tool Works Inc	818,682	43,717,619
Raytheon Co	1,020,432	47,286,819
United Technologies Corp	1,015,902	79,971,805

		311,850,694

Information Technology - 5.5%

Hewlett-Packard Co	1,060,513	44,647,597
International Business Machines Corp	467,933	68,673,847
Microsoft Corp	1,648,868	46,036,395
Motorola Solutions Inc *	329,050	12,520,353

		171,878,192

Materials - 3.2%

Air Products & Chemicals Inc	708,569	64,444,351
Crown Holdings Inc *	993,635	33,167,536

		97,611,887

Telecommunication Services - 5.3%

AT&T Inc	1,514,806	44,505,000
CenturyLink Inc	1,473,952	68,052,364
Verizon Communications Inc	1,435,350	51,356,823

		163,914,187

Utilities - 1.9%

Sempra Energy	1,149,036	60,301,409

Total Common Stocks
(Cost $2,630,787,783)		3,058,582,002

	Principal
	Amount
SHORT-TERM INVESTMENT - 1.6%

Repurchase Agreement - 1.6%

Bank of America Corp 0.090% due 01/03/11 (Dated 12/31/10, repurchase price of $49,455,371; collateralized by U.S. Treasury Notes: 3.250% due 12/31/16 and value $50,444,120)	$49,455,000	49,455,000

Total Short-Term Investment
(Cost $49,455,000)		49,455,000

TOTAL INVESTMENTS - 100.2%
(Cost $2,680,242,783)		3,108,037,002

OTHER ASSETS & LIABILITIES, NET - (0.2%)		(5,127,303)

NET ASSETS - 100.0%		$3,102,909,699

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
LARGE-CAP VALUE PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

Notes to Schedule of Investments

(a)	As of December 31, 2010, the portfolio was diversified as a percentage of net assets as follows:

Financials	21.7%
Consumer Discretionary	17.1%
Energy	14.5%
Consumer Staples	11.9%
Industrials	10.1%
Health Care	7.4%
Information Technology	5.5%
Telecommunication Services	5.3%
Materials	3.2%
Utilities	1.9%
Short-Term Investment	1.6%

100.2%
Other Assets & Liabilities, Net	(0.2%)

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 15 in the Notes to Financial Statements) as of December 31, 2010:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2010	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Common Stocks
	Consumer Discretionary	$531,657,871	$474,686,538	$56,971,333	$-
	Consumer Staples	368,804,414	368,804,414	-	-
	Energy	450,048,361	450,048,361	-	-
	Financials	671,935,586	671,935,586	-	-
	Health Care	230,579,401	201,506,974	29,072,427	-
	Industrials	311,850,694	311,850,694	-	-
	Information Technology	171,878,192	171,878,192	-	-
	Materials	97,611,887	97,611,887	-	-
	Telecommunication Services	163,914,187	163,914,187	-	-
	Utilities	60,301,409	60,301,409	-	-

		3,058,582,002	2,972,538,242	86,043,760	-
	Short-Term Investment	49,455,000	-	49,455,000	-

	Total	$3,108,037,002	$2,972,538,242	$135,498,760	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
LONG/SHORT LARGE-CAP PORTFOLIO
Schedule of Investments
December 31, 2010

	Shares	Value
COMMON STOCKS - 124.5%

Consumer Discretionary - 17.5%

Aaron’s Inc †	37,551	$765,665
Advance Auto Parts Inc †	35,614	2,355,866
Amazon.com Inc * †	106,561	19,180,980
AutoZone Inc * †	9,660	2,633,219
Best Buy Co Inc †	319,791	10,965,633
Brinker International Inc †	49,215	1,027,609
Career Education Corp * †	170,410	3,532,599
Carnival Corp † (Panama)	179,640	8,283,200
CBS Corp ‘B’	146,970	2,799,779
Comcast Corp ‘A’ †	227,700	5,002,569
Darden Restaurants Inc †	100,015	4,644,697
DIRECTV ‘A’ *	94,737	3,782,848
Education Management Corp * †	28,798	521,244
Federal-Mogul Corp * †	23,526	485,812
Ford Motor Co * †	936,130	15,717,623
Fossil Inc * †	4,283	301,866
GameStop Corp ‘A’ * †	24,983	571,611
Gannett Co Inc †	468,043	7,062,769
Garmin Ltd † (Switzerland)	25,967	804,717
General Motors Co *	429,250	15,822,155
H&R Block Inc †	369,215	4,397,351
Harman International Industries Inc * †	16,329	756,033
International Game Technology †	94,702	1,675,278
ITT Educational Services Inc * †	81,590	5,196,467
Johnson Controls Inc †	563,534	21,526,999
Kohl’s Corp * †	47,563	2,584,573
Las Vegas Sands Corp * †	37,400	1,718,530
Lennar Corp ‘A’ †	38,410	720,188
Lowe’s Cos Inc †	333,452	8,362,976
Macy’s Inc	200,196	5,064,959
Marriott International Inc ‘A’ †	12,234	508,200
Netflix Inc * †	26,760	4,701,732
Newell Rubbermaid Inc †	402,216	7,312,287
NVR Inc * †	3,122	2,157,365
PetSmart Inc †	47,187	1,878,986
priceline.com Inc * †	12,007	4,797,397
Royal Caribbean Cruises Ltd * (Liberia)	8,417	395,599
Staples Inc †	252,548	5,750,518
Starwood Hotels & Resorts Worldwide Inc †	31,430	1,910,315
Target Corp	36,060	2,168,288
The Goodyear Tire & Rubber Co * †	328,368	3,891,161
The New York Times Co ‘A’ * †	40,535	397,243
The TJX Cos Inc †	17,600	781,264
The Walt Disney Co †	227,902	8,548,604
Time Warner Cable Inc †	161,327	10,652,422
Time Warner Inc †	876,666	28,202,345
TRW Automotive Holdings Corp * †	123,689	6,518,410
Urban Outfitters Inc * †	11,103	397,598
VF Corp †	4,870	419,697
Viacom Inc ‘B’ †	548,563	21,728,580
Williams-Sonoma Inc †	60,062	2,143,613
Yum! Brands Inc	136,071	6,674,283

		280,201,722

Consumer Staples - 10.8%

Altria Group Inc	98,640	2,428,517
BJ’s Wholesale Club Inc *	6,805	325,960
Bunge Ltd † (Bermuda)	35,399	2,319,343
Campbell Soup Co †	113,050	3,928,488
Coca-Cola Enterprises Inc †	433,938	10,861,468
Colgate-Palmolive Co	40,520	3,256,592
CVS Caremark Corp †	108,825	3,783,845
Energizer Holdings Inc * †	6,219	453,365
General Mills Inc	166,460	5,924,311
Hansen Natural Corp * †	61,803	3,231,061
Hormel Foods Corp †	68,301	3,501,109
Kellogg Co †	71,340	3,644,047
Lorillard Inc †	92,694	7,606,470
Molson Coors Brewing Co ‘B’ †	10,102	507,019
PepsiCo Inc †	112,420	7,344,399
Philip Morris International Inc †	360,102	21,076,770
Smithfield Foods Inc * †	178,868	3,690,047
Sysco Corp †	309,844	9,109,414
The Coca-Cola Co †	214,559	14,111,545
The Hershey Co †	29,006	1,367,633
The Kroger Co	134,092	2,998,297
The Procter & Gamble Co †	394,940	25,406,490
Tyson Foods Inc ‘A’ †	766,169	13,193,430
Wal-Mart Stores Inc	411,584	22,196,725
Walgreen Co †	31,090	1,211,266

		173,477,611

Energy - 15.1%

Anadarko Petroleum Corp †	41,190	3,137,030
Apache Corp †	218,745	26,080,966
Baker Hughes Inc	104,080	5,950,254
Cameron International Corp * †	34,970	1,774,028
Chevron Corp †	491,075	44,810,594
ConocoPhillips †	475,438	32,377,328
Devon Energy Corp †	163,900	12,867,789
EOG Resources Inc †	117,630	10,752,558
Exxon Mobil Corp †	443,443	32,424,552
Halliburton Co †	125,754	5,134,536
Marathon Oil Corp †	325,380	12,048,822
Murphy Oil Corp	6,638	494,863
Noble Energy Inc †	49,480	4,259,238
Occidental Petroleum Corp †	206,851	20,292,083
Patterson-UTI Energy Inc	127,747	2,752,948
Pioneer Natural Resources Co †	5,041	437,660
Rowan Cos Inc * †	79,900	2,789,309
Schlumberger Ltd † (Netherlands)	103,030	8,603,005
Sunoco Inc †	24,438	985,096
Valero Energy Corp †	316,809	7,324,624
Whiting Petroleum Corp * †	53,890	6,315,369

		241,612,652

Financials - 17.7%

ACE Ltd † (Switzerland)	71,900	4,475,775
Aflac Inc †	22,750	1,283,783
Alexandria Real Estate Equities Inc REIT †	10,660	780,952
American Express Co	178,073	7,642,893
Assured Guaranty Ltd † (Bermuda)	248,258	4,394,167
Bank of America Corp †	1,576,532	21,030,937
BB&T Corp †	119,340	3,137,449
Berkshire Hathaway Inc ‘B’ * †	44,510	3,565,696
Camden Property Trust REIT †	15,014	810,456
Capital One Financial Corp †	95,658	4,071,204
Chimera Investment Corp REIT †	4,472,075	18,380,228
CIT Group Inc *	167,695	7,898,435
Citigroup Inc * †	4,989,586	23,600,742
CME Group Inc ‘A’ †	10,340	3,326,895
Comerica Inc †	32,900	1,389,696
Discover Financial Services †	48,900	906,117
East West Bancorp Inc †	455,431	8,903,676
Fifth Third Bancorp †	110,033	1,615,284
Forest City Enterprises Inc ‘A’ * †	287,382	4,796,406
Fulton Financial Corp †	81,379	841,459
Hospitality Properties Trust REIT †	54,870	1,264,205
Huntington Bancshares Inc	455,360	3,128,323
Invesco Ltd † (Bermuda)	142,920	3,438,655
Jones Lang LaSalle Inc †	10,301	864,460
JPMorgan Chase & Co †	430,663	18,268,724
KeyCorp †	207,578	1,837,065
M&T Bank Corp †	118,543	10,319,168
MetLife Inc †	187,960	8,352,942
Moody’s Corp †	4,902	130,099

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
LONG/SHORT LARGE-CAP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Shares	Value
Morgan Stanley †	222,503	$6,054,307
New York Community Bancorp Inc †	572,337	10,788,552
NYSE Euronext †	198,782	5,959,484
Popular Inc *	167,081	524,634
Prudential Financial Inc †	240,177	14,100,792
Regions Financial Corp †	208,780	1,461,460
RenaissanceRe Holdings Ltd † (Bermuda)	88,731	5,651,277
Simon Property Group Inc REIT †	7,220	718,318
SL Green Realty Corp REIT †	23,418	1,580,949
State Street Corp †	55,268	2,561,119
SVB Financial Group * †	33,210	1,761,791
TD Ameritrade Holding Corp †	158,029	3,000,971
The Goldman Sachs Group Inc	131,459	22,106,145
U.S. Bancorp †	217,440	5,864,357
Wells Fargo & Co	850,818	26,366,850
Weyerhaeuser Co REIT †	15,294	289,515
XL Group PLC † (Ireland)	148,810	3,247,034
Zions Bancorp †	51,620	1,250,753

		283,744,199

Health Care - 14.0%

Abbott Laboratories	354,314	16,975,184
Aetna Inc †	32,180	981,812
Alexion Pharmaceuticals Inc *	9,890	796,640
AmerisourceBergen Corp †	266,892	9,106,355
Amgen Inc * †	352,637	19,359,771
Biogen Idec Inc * †	374,694	25,123,233
Boston Scientific Corp * †	113,390	858,362
Cardinal Health Inc †	767,162	29,389,976
Celgene Corp *	196,251	11,606,284
Cephalon Inc * †	26,991	1,665,885
Covidien PLC † (Ireland)	233,820	10,676,221
DaVita Inc * †	11,200	778,288
Eli Lilly & Co †	106,520	3,732,461
Endo Pharmaceuticals Holdings Inc * †	55,445	1,979,941
Genzyme Corp * †	11,578	824,354
Gilead Sciences Inc * †	111,023	4,023,474
Health Net Inc * †	55,668	1,519,180
Humana Inc * †	116,295	6,365,988
Illumina Inc * †	20,283	1,284,725
Johnson & Johnson †	25,730	1,591,400
McKesson Corp †	120,324	8,468,403
Medco Health Solutions Inc * †	61,360	3,759,527
Medtronic Inc †	96,688	3,586,158
Merck & Co Inc †	491,881	17,727,391
Pfizer Inc	924,620	16,190,096
SXC Health Solutions Corp * (Canada)	63,080	2,703,609
Thermo Fisher Scientific Inc * †	57,670	3,192,611
UnitedHealth Group Inc	361,392	13,049,865
WellPoint Inc *	120,084	6,827,976

		224,145,170

Industrials - 9.9%

3M Co	94,510	8,156,213
Chicago Bridge & Iron Co NV ‘NY’ * (Netherlands)	153,731	5,057,750
Cooper Industries PLC † (Ireland)	48,620	2,834,060
CSX Corp	13,100	846,391
Cummins Inc †	24,464	2,691,285
Deere & Co †	26,831	2,228,315
Dover Corp †	6,677	390,271
General Dynamics Corp †	50,974	3,617,115
General Electric Co	478,890	8,758,898
Hertz Global Holdings Inc * †	19,745	286,105
Honeywell International Inc †	406,802	21,625,594
Jacobs Engineering Group Inc * †	4,369	200,319
Joy Global Inc †	22,413	1,944,328
L-3 Communications Holdings Inc †	17,788	1,253,876
Norfolk Southern Corp	311,915	19,594,500
Northrop Grumman Corp †	25,378	1,643,987
Owens Corning * †	242,730	7,561,039
PACCAR Inc †	173,114	9,940,206
Parker-Hannifin Corp †	49,839	4,301,106
Republic Services Inc †	41,589	1,241,847
RR Donnelley & Sons Co †	33,775	590,049
The Timken Co	81,210	3,876,153
Tyco International Ltd † (Switzerland)	175,810	7,285,566
Union Pacific Corp	24,230	2,245,152
United Continental Holdings * †	373,707	8,901,701
United Technologies Corp	280,760	22,101,427
W.W. Grainger Inc †	7,502	1,036,101
Waste Management Inc †	211,526	7,798,964
WESCO International Inc * †	17,026	898,973

		158,907,291

Information Technology - 24.6%

Adobe Systems Inc * †	59,100	1,819,098
Advanced Micro Devices Inc * †	826,433	6,760,222
Analog Devices Inc	238,709	8,992,168
Apple Inc * †	222,111	71,644,124
Applied Materials Inc †	98,480	1,383,644
Arrow Electronics Inc * †	2,456	84,118
Atmel Corp * †	148,438	1,828,756
Autodesk Inc * †	108,242	4,134,845
Avago Technologies Ltd † (Singapore)	20,389	580,475
AVX Corp †	31,116	480,120
Broadcom Corp ‘A’ †	122,230	5,323,117
Cadence Design Systems Inc * †	189,213	1,562,899
Cisco Systems Inc *	1,249,071	25,268,706
Citrix Systems Inc *	18,910	1,293,633
Cognizant Technology Solutions Corp ‘A’ * †	349,833	25,639,261
Computer Sciences Corp †	103,489	5,133,055
Corning Inc	112,417	2,171,897
Dell Inc * †	20,546	278,398
eBay Inc * †	80,980	2,253,674
EMC Corp * †	351,840	8,057,136
Fairchild Semiconductor International Inc * †	33,289	519,641
Genpact Ltd * † (Bermuda)	30,860	469,072
Google Inc ‘A’ * †	15,088	8,961,819
Harris Corp †	70,100	3,175,530
Hewlett-Packard Co †	533,658	22,467,002
Ingram Micro Inc ‘A’ * †	4,260	81,323
International Business Machines Corp †	287,600	42,208,176
Intersil Corp ‘A’ †	170,816	2,608,360
Intuit Inc * †	9,611	473,822
Jabil Circuit Inc †	706,359	14,190,752
Juniper Networks Inc * †	226,010	8,344,289
Lam Research Corp * †	42,290	2,189,776
Lexmark International Inc ‘A’ * †	54,277	1,889,925
Marvell Technology Group Ltd * (Bermuda)	20,860	386,953
MasterCard Inc ‘A’ †	14,120	3,164,433
McAfee Inc *	2,429	112,487
Micron Technology Inc * †	1,232,668	9,885,997
Microsoft Corp †	1,220,748	34,083,284
Molex Inc †	105,435	2,395,483
Novellus Systems Inc * †	54,390	1,757,885
NVIDIA Corp * †	44,120	679,448
Oracle Corp †	412,600	12,914,380
QUALCOMM Inc	195,578	9,679,155
SanDisk Corp * †	50,480	2,516,933
Tech Data Corp * †	30,680	1,350,534
Teradyne Inc * †	50,735	712,319
Texas Instruments Inc †	136,202	4,426,565
Visa Inc ‘A’ †	14,970	1,053,589
Vishay Intertechnology Inc * †	649,249	9,530,975
VMware Inc ‘A’ * †	69,085	6,142,347
WebMD Health Corp * †	58,724	2,998,448
Xilinx Inc †	255,875	7,415,258

		393,475,306

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
LONG/SHORT LARGE-CAP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Shares	Value
Materials - 6.1%

Air Products & Chemicals Inc	48,860	$4,443,817
Alcoa Inc †	279,600	4,303,044
Ashland Inc	61,635	3,134,756
Cabot Corp †	23,792	895,769
Cliffs Natural Resources Inc †	21,035	1,640,940
Cytec Industries Inc	26,659	1,414,527
Domtar Corp	21,841	1,658,169
E.I. du Pont de Nemours & Co †	421,510	21,024,919
Eastman Chemical Co †	10,771	905,626
Freeport-McMoRan Copper & Gold Inc †	247,920	29,772,713
Georgia Gulf Corp * †	62,090	1,493,886
Huntsman Corp †	39,041	609,430
Newmont Mining Corp	116,496	7,156,349
PPG Industries Inc †	16,000	1,345,120
Sealed Air Corp †	13,172	335,227
The Dow Chemical Co †	357,008	12,188,253
The Lubrizol Corp †	41,358	4,420,343
Westlake Chemical Corp †	9,520	413,834

		97,156,722

Telecommunication Services - 4.6%

American Tower Corp ‘A’ *	25,550	1,319,402
AT&T Inc	1,481,687	43,531,964
Frontier Communications Corp †	124,028	1,206,792
MetroPCS Communications Inc * †	330,531	4,174,607
NII Holdings Inc *	22,026	983,681
Qwest Communications International Inc †	112,984	859,808
Sprint Nextel Corp *	2,477,190	10,478,514
Verizon Communications Inc †	301,714	10,795,327

		73,350,095

Utilities - 4.2%

American Electric Power Co Inc	55,320	1,990,414
American Water Works Co Inc	84,920	2,147,627
Constellation Energy Group Inc †	66,987	2,051,812
DTE Energy Co †	39,382	1,784,792
Edison International †	119,225	4,602,085
Exelon Corp †	394,540	16,428,645
Integrys Energy Group Inc †	209,760	10,175,457
NextEra Energy Inc †	148,083	7,698,835
NV Energy Inc	201,754	2,834,644
PG&E Corp †	79,560	3,806,150
Public Service Enterprise Group Inc †	96,390	3,066,166
SCANA Corp †	16,570	672,742
Sempra Energy †	96,000	5,038,080
Southern Co †	132,020	5,047,125
Xcel Energy Inc †	36,160	851,568

		68,196,142

Total Common Stocks
(Cost $1,762,943,228)		1,994,266,910

	Principal
	Amount
U.S. TREASURY OBLIGATIONS - 0.2%

U.S. Treasury Notes - 0.2%

1.125% due 06/30/11	$2,870,000	2,883,678

Total U.S. Treasury Obligations
(Cost $2,890,582)		2,883,678

SHORT-TERM INVESTMENTS - 0.7%

U.S. Treasury Bills - 0.1%

0.320% due 02/10/11 ‡	600,000	599,779
0.617% due 02/10/11 ‡	500,000	499,405
2.720% due 02/10/11 ‡	500,000	499,473

		1,598,657

Repurchase Agreement - 0.6%

Fixed Income Clearing Corp
0.010% due 01/03/11
(Dated 12/31/10, repurchase price of
$9,857,891; collateralized by Freddie
Mac: 0.000% due 06/10/11 and
value $10,057,413)	9,857,882	9,857,882

Total Short-Term Investments
(Cost $11,456,539)		11,456,539

TOTAL INVESTMENTS - 125.4%
(Cost $1,777,290,349)		2,008,607,127

TOTAL SECURITIES SOLD SHORT - (25.3%)
(See Securities Sold Short)
(Proceeds $361,658,625)		(405,628,026)

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(1,116,792)

NET ASSETS - 100.0%		$1,601,862,309

SECURITIES SOLD SHORT

	Shares	Value
COMMON STOCKS - (25.2%)

Consumer Discretionary - (4.0%)

Apollo Group Inc ‘A’	34,821	($1,375,081)
Central European Media Enterprises Ltd ‘A’ (Bermuda)	151,687	(3,086,830)
Choice Hotels International Inc	12,500	(478,375)
Clear Channel Outdoor Holdings Inc ‘A’	117,418	(1,648,549)
Dollar General Corp	18,970	(581,810)
DreamWorks Animation SKG Inc ‘A’	111,358	(3,281,720)
Ford Motor Co	316,300	(5,310,677)
Gentex Corp	54,010	(1,596,536)
Lamar Advertising Co ‘A’	119,208	(4,749,247)
Liberty Media Corp - Capital ‘A’	174,839	(10,937,928)
LKQ Corp	205,366	(4,665,916)
McDonald’s Corp	10,270	(788,325)
MDC Holdings Inc	94,261	(2,711,889)
Morningstar Inc	60,855	(3,230,183)
Netflix Inc	7,000	(1,229,900)
O’Reilly Automotive Inc	26,509	(1,601,674)
Phillips-Van Heusen Corp	13,130	(827,321)
PulteGroup Inc	167,058	(1,256,276)
Ross Stores Inc	25,482	(1,611,736)
The Home Depot Inc	55,493	(1,945,585)
The New York Times Co ‘A’	81,753	(801,179)
Time Warner Cable Inc	13,290	(877,539)
Toll Brothers Inc	414,261	(7,870,959)
Viacom Inc ‘B’	52,556	(2,081,743)

		(64,546,978)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
LONG/SHORT LARGE-CAP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Shares	Value
Consumer Staples - (0.6%)

Central European Distribution Corp	28,762	($658,650)
Church & Dwight Co Inc	12,120	(836,523)
Kraft Foods Inc ‘A’	53,300	(1,679,483)
Lorillard Inc	28,590	(2,346,095)
The Estee Lauder Cos Inc ‘A’	11,560	(932,892)
The Hershey Co	14,810	(698,292)
Whole Foods Market Inc	50,760	(2,567,948)

		(9,719,883)

Energy - (2.8%)

Atlas Energy Inc	8,061	(354,442)
Cabot Oil & Gas Corp	33,679	(1,274,750)
Chesapeake Energy Corp	36,120	(935,869)
Cobalt International Energy Inc	307,669	(3,756,639)
Comstock Resources Inc	106,020	(2,603,851)
Denbury Resources Inc	125,360	(2,393,122)
Diamond Offshore Drilling Inc	23,460	(1,568,770)
Encana Corp (NYSE) (Canada)	57,530	(1,675,274)
Ensco PLC ADR (United Kingdom)	18,650	(995,537)
EQT Corp	7,838	(351,456)
Marathon Oil Corp	57,730	(2,137,742)
Noble Corp (Switzerland)	44,240	(1,582,465)
Range Resources Corp	69,963	(3,146,936)
Southwestern Energy Co	380,364	(14,237,025)
Tenaris SA ADR (Luxembourg)	115,830	(5,673,353)
The Williams Cos Inc	89,178	(2,204,480)
Ultra Petroleum Corp (Canada)	9,620	(459,547)

		(45,351,258)

Financials - (2.9%)

American National Insurance Co	2,202	(188,535)
Annaly Capital Management Inc REIT	73,550	(1,318,016)
Aon Corp	37,800	(1,739,178)
Associated Banc-Corp	62,529	(947,314)
AvalonBay Communities Inc REIT	3,920	(441,196)
Camden Property Trust REIT	40,266	(2,173,559)
Corporate Office Properties Trust REIT	40,777	(1,425,156)
Developers Diversified Realty Corp REIT	13,080	(184,297)
Douglas Emmett Inc REIT	334,028	(5,544,865)
Federated Investors Inc ‘B’	45,237	(1,183,852)
Franklin Resources Inc	15,300	(1,701,513)
General Growth Properties Inc REIT	22,482	(348,021)
Greenhill & Co Inc	2,603	(212,613)
Highwoods Properties Inc REIT	7,360	(234,416)
Interactive Brokers Group Inc ‘A’	219,149	(3,905,235)
Lincoln National Corp	30,300	(842,643)
Markel Corp	5,003	(1,891,784)
Marshall & Ilsley Corp	20,146	(139,410)
MBIA Inc	183,455	(2,199,626)
Principal Financial Group Inc	27,800	(905,168)
SunTrust Banks Inc	32,270	(952,288)
TFS Financial Corp	57,516	(518,794)
The Howard Hughes Corp	85,331	(4,643,713)
The St. Joe Co	188,406	(4,116,671)
The Travelers Cos Inc	65,350	(3,640,649)
Torchmark Corp	14,190	(847,711)
UMB Financial Corp	6,710	(277,928)
Ventas Inc REIT	13,420	(704,282)
Weingarten Realty Investors REIT	32,670	(776,239)
White Mountains Insurance Group Ltd (Bermuda)	5,991	(2,010,580)

		(46,015,252)

Health Care - (3.5%)

Alere Inc	166,423	(6,091,082)
Allscripts Healthcare Solutions Inc	141,669	(2,729,962)
AmerisourceBergen Corp	71,084	(2,425,386)
Amylin Pharmaceuticals Inc	8,818	(129,713)
Boston Scientific Corp	170,081	(1,287,513)
Bristol-Myers Squibb Co	35,020	(927,330)
Dendreon Corp	125,755	(4,391,365)
Edwards Lifesciences Corp	10,430	(843,161)
Eli Lilly & Co	225,760	(7,910,630)
Express Scripts Inc	40,690	(2,199,294)
Genzyme Corp	10,420	(741,904)
Human Genome Sciences Inc	198,412	(4,740,063)
Johnson & Johnson	37,480	(2,318,138)
Life Technologies Corp	25,910	(1,438,005)
Stryker Corp	15,830	(850,071)
Vertex Pharmaceuticals Inc	477,141	(16,714,249)
Waters Corp	10,540	(819,063)

		(56,556,929)

Industrials - (3.6%)

Caterpillar Inc	40,062	(3,752,207)
Corrections Corp of America	269,457	(6,752,592)
Dover Corp	104,330	(6,098,089)
Eaton Corp	44,760	(4,543,588)
FedEx Corp	57,400	(5,338,774)
FTI Consulting Inc	33,891	(1,263,457)
Heartland Express Inc	68,252	(1,093,397)
Ingersoll-Rand PLC (Ireland)	86,370	(4,067,163)
ITT Corp	76,040	(3,962,444)
Knight Transportation Inc	78,677	(1,494,863)
Lockheed Martin Corp	105,496	(7,375,225)
Raytheon Co	61,969	(2,871,643)
Rockwell Automation Inc	37,160	(2,664,744)
Terex Corp	6,602	(204,926)
The Boeing Co	41,160	(2,686,102)
United Parcel Service Inc ‘B’	15,490	(1,124,264)
USG Corp	8,589	(144,553)
Werner Enterprises Inc	82,160	(1,856,816)

		(57,294,847)

Information Technology - (4.1%)

Altera Corp	68,170	(2,425,489)
ASML Holding NV ‘NY’ (Netherlands)	28,280	(1,084,255)
Atheros Communications Inc	8,684	(311,929)
Brocade Communications Systems Inc	1,284,824	(6,796,719)
Ciena Corp	498,499	(10,493,404)
eBay Inc	60,130	(1,673,418)
Equinix Inc	9,829	(798,704)
F5 Networks Inc	9,860	(1,283,378)
Linear Technology Corp	252,818	(8,744,975)
Maxim Integrated Products Inc	8,280	(195,573)
Microchip Technology Inc	130,120	(4,451,405)
Monster Worldwide Inc	368,954	(8,718,383)
NetApp Inc	14,460	(794,722)
Nuance Communications Inc	253,476	(4,608,194)
Rambus Inc	304,977	(6,245,929)
SAIC Inc	41,560	(659,142)
Silicon Laboratories Inc	82,965	(3,818,049)
Texas Instruments Inc	83,790	(2,723,175)
VistaPrint NV (Netherlands)	4,583	(210,818)

		(66,037,661)

Materials - (1.6%)

AK Steel Holding Corp	275,667	(4,512,669)
Cliffs Natural Resources Inc	25,390	(1,980,674)
Eagle Materials Inc	60,879	(1,719,832)
Nalco Holding Co	20,803	(664,448)
Nucor Corp	15,000	(657,300)
OM Group Inc	36,041	(1,387,939)
Praxair Inc	45,170	(4,312,380)
Royal Gold Inc	19,353	(1,057,254)
United States Steel Corp	58,790	(3,434,512)
Vulcan Materials Co	123,027	(5,457,477)

		(25,184,485)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
LONG/SHORT LARGE-CAP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Shares	Value
Telecommunication Services - (0.9%)

Crown Castle International Corp	15,279	($669,679)
Leap Wireless International Inc	385,152	(4,721,964)
SBA Communications Corp ‘A’	230,877	(9,452,104)

		(14,843,747)

Utilities - (1.2%)

Consolidated Edison Inc	49,796	(2,468,388)
Dominion Resources Inc	48,175	(2,058,036)
Duke Energy Corp	49,920	(889,075)
Exelon Corp	72,130	(3,003,493)
FirstEnergy Corp	108,440	(4,014,449)
GenOn Energy Inc	1,005,330	(3,830,307)
National Fuel Gas Co	2,569	(168,578)
ONEOK Inc	3,802	(210,897)
Ormat Technologies Inc	74,918	(2,216,074)

		(18,859,297)

Total Common Stocks
(Proceeds $360,503,532)		(404,410,337)

EXCHANGE-TRADED FUND - (0.1%)

iShares Dow Jones US Real Estate Index Fund	21,760	(1,217,689)

Total Exchange-Traded Fund
(Proceeds $1,155,093)		(1,217,689)

TOTAL SECURITIES SOLD SHORT - (25.3%)
(Proceeds $361,658,625)		($405,628,026)

Notes to Schedule of Investments

(a)	As of December 31, 2010, the portfolio was diversified as a percentage of net assets as follows:

					Net
	Long		Short		Exposure
Information Technology	24.6%		(4.1%	)	20.5%
Financials	17.7%		(2.9%	)	14.8%
Consumer Discretionary	17.5%		(4.0%	)	13.5%
Energy	15.1%		(2.8%	)	12.3%
Health Care	14.0%		(3.5%	)	10.5%
Consumer Staples	10.8%		(0.6%	)	10.2%
Industrials	9.9%		(3.6%	)	6.3%
Materials	6.1%		(1.6%	)	4.5%
Telecommunication Services	4.6%		(0.9%	)	3.7%
Utilities	4.2%		(1.2%	)	3.0%
Short-Term Investments	0.7%		-		0.7%
U.S. Treasury Obligations	0.2%		-		0.2%
Exchange-Traded Fund	-		(0.1%	)	(0.1%	)

	125.4%		(25.3%	)	100.1%

Securities Sold Short	(25.3%	)
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	The portfolio engages in securities lending to help achieve its stated investment objective. The Fund, on behalf of the portfolio, entered into an agreement with State Street Bank & Trust Company to provide securities lending services to the portfolio, the proceeds of which are used to finance the costs of (i) purchasing long positions in excess of the value of the portfolio’s assets and (ii) borrowing securities sold short. As of December 31, 2010, the total value of securities out on loan was $406,650,152, and the cash collateral was $417,094,989 (See Note 8 in Notes to Financials Statements).

(d)	As of December 31, 2010, investments with a total aggregate value of $1,598,657 were fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts.

(e)	Open futures contracts outstanding as of December 31, 2010 were as follows:

	Number of	Notional	Unrealized
Long Futures Outstanding	Contracts	Amount	Appreciation
S&P 500 E-Mini (03/11)	300	$18,635,455	$159,545

(f)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 15 in the Notes to Financial Statements) as of December 31, 2010:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2010	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Common Stocks - Long (1)	$1,994,266,910	$1,994,266,910	$-	$-
	U.S. Treasury Obligations	2,883,678	-	2,883,678	-
	Short-Term Investments	11,456,539	-	11,456,539	-
	Derivatives:
	Equity Contracts
	Futures	159,545	159,545	-	-

	Total Assets	2,008,766,672	1,994,426,455	14,340,217	-

Liabilities	Common Stocks - Short (1)	(404,410,337)	(404,410,337)	-	-
	Exchange-Traded Fund - Short	(1,217,689)	(1,217,689)	-	-

	Total Liabilities	(405,628,026)	(405,628,026)	-	-

	Total	$1,603,138,646	$1,588,798,429	$14,340,217	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
MAIN STREET® CORE PORTFOLIO
Schedule of Investments
December 31, 2010

	Shares	Value
COMMON STOCKS - 97.8%

Consumer Discretionary - 12.2%

AutoZone Inc *	85,640	$23,344,608
Ford Motor Co *	2,634,540	44,233,927
Hyatt Hotels Corp ‘A’ *	570,530	26,107,453
McDonald’s Corp	530,680	40,734,997
Target Corp	137,540	8,270,280
The McGraw-Hill Cos Inc	874,350	31,835,083
The Washington Post Co ‘B’	25,165	11,060,017

		185,586,365

Consumer Staples - 9.3%

General Mills Inc	954,920	33,985,603
Mead Johnson Nutrition Co	414,140	25,780,215
Philip Morris International Inc	1,089,500	63,768,435
Sara Lee Corp	965,930	16,913,434

		140,447,687

Energy - 10.8%

Chevron Corp	628,067	57,311,114
Enterprise Products Partners LP	462,484	19,243,959
Noble Energy Inc	200,240	17,236,659
Occidental Petroleum Corp	586,587	57,544,185
Plains All American Pipeline LP	192,960	12,115,958

		163,451,875

Financials - 19.0%

Aflac Inc	518,620	29,265,727
Bank of America Corp	2,501,820	33,374,279
CIT Group Inc *	1,231,700	58,013,070
Citigroup Inc *	7,883,330	37,288,151
Lincoln National Corp	30,120	837,637
State Street Corp	696,210	32,262,371
The Goldman Sachs Group Inc	128,450	21,600,152
The Progressive Corp	1,250,410	24,845,647
Wells Fargo & Co	1,649,890	51,130,091

		288,617,125

Health Care - 11.2%

Abbott Laboratories	585,790	28,065,199
Celgene Corp *	368,280	21,780,079
Express Scripts Inc *	312,650	16,898,733
Human Genome Sciences Inc *	278,100	6,643,809
Medtronic Inc	431,900	16,019,171
Merck & Co Inc	954,470	34,399,099
Perrigo Co	64,870	4,108,217
Teva Pharmaceutical Industries Ltd ADR (Israel)	307,930	16,052,391
WellPoint Inc *	452,390	25,722,895

		169,689,593

Industrials - 10.1%

KBR Inc	474,810	14,467,461
Precision Castparts Corp	134,070	18,663,885
Republic Services Inc	869,402	25,960,344
The Boeing Co	213,520	13,934,315
Tyco International Ltd (Switzerland)	878,240	36,394,265
United Parcel Service Inc ‘B’	609,470	44,235,332

		153,655,602

Information Technology - 18.5%

Apple Inc *	205,590	66,315,110
Check Point Software Technologies Ltd * (Israel)	589,550	27,272,583
eBay Inc *	1,581,320	44,008,136
Google Inc ‘A’ *	64,900	38,548,653
Marvell Technology Group Ltd * (Bermuda)	949,940	17,621,387
Microsoft Corp	1,192,710	33,300,463
QUALCOMM Inc	914,210	45,244,253
Western Digital Corp *	264,630	8,970,957

		281,281,542

Materials - 1.5%

Praxair Inc	245,440	23,432,157

Telecommunication Services - 2.0%

America Movil SAB de CV ‘L’ ADR (Mexico)	524,970	30,101,780

Utilities - 3.2%

The AES Corp *	4,040,420	49,212,316

Total Common Stocks
(Cost $1,233,532,930)		1,485,476,042

	Principal
	Amount
SHORT-TERM INVESTMENT - 2.2%

Repurchase Agreement - 2.2%

Fixed Income Clearing Corp 0.010% due 01/03/11 (Dated 12/31/10, repurchase price of $33,686,335; collateralized by Federal Home Loan Bank: 0.500% due 06/30/11 and value $9,181,463; and Freddie Mac: 0.000% due 06/29/11 and value $25,182,402)	$33,686,307	33,686,307

Total Short-Term Investment
(Cost $33,686,307)		33,686,307

TOTAL INVESTMENTS - 100.0%
(Cost $1,267,219,237)		1,519,162,349

OTHER ASSETS & LIABILITIES, NET - 0.0%		497,533

NET ASSETS - 100.0%		$1,519,659,882

Notes to Schedule of Investments

(a)	As of December 31, 2010, the portfolio was diversified as a percentage of net assets as follows:

Financials	19.0%
Information Technology	18.5%
Consumer Discretionary	12.2%
Health Care	11.2%
Energy	10.8%
Industrials	10.1%
Consumer Staples	9.3%
Utilities	3.2%
Short-Term Investment	2.2%
Telecommunication Services	2.0%
Materials	1.5%

100.0%
Other Assets & Liabilities, Net	0.0%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
MAIN STREET CORE PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

(c)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 15 in the Notes to Financial Statements) as of December 31, 2010:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2010	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Common Stocks (1)	$1,485,476,042	$1,485,476,042	$-	$-
	Short-Term Investment	33,686,307	-	33,686,307	-

	Total	$1,519,162,349	$1,485,476,042	$33,686,307	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
MID-CAP EQUITY PORTFOLIO
Schedule of Investments
December 31, 2010

	Shares	Value
CONVERTIBLE PREFERRED STOCKS - 0.6%

Industrials - 0.6%

Better Place LLC ‘B’ 8.000% * + Δ	3,920,500	$11,761,500

Total Convertible Preferred Stocks
(Cost $11,761,500)		11,761,500

COMMON STOCKS - 98.1%

Consumer Discretionary - 15.9%

AutoZone Inc *	141,700	38,626,003
Big Lots Inc *	508,700	15,495,002
Cablevision Systems Corp ‘A’	568,900	19,251,576
Darden Restaurants Inc	552,900	25,676,676
DeVry Inc	538,300	25,827,634
International Game Technology	1,748,200	30,925,658
Lear Corp *	315,200	31,113,392
Mattel Inc	1,566,480	39,835,586
Newell Rubbermaid Inc	2,920,549	53,095,581
Stanley Black & Decker Inc	318,300	21,284,721
The TJX Cos Inc	484,700	21,515,833

		322,647,662

Consumer Staples - 8.3%

Avon Products Inc	930,300	27,034,518
Campbell Soup Co	761,829	26,473,558
McCormick & Co Inc	298,800	13,903,164
Molson Coors Brewing Co ‘B’	1,160,800	58,260,552
Ralcorp Holdings Inc *	673,220	43,766,032

		169,437,824

Energy - 10.7%

Arch Coal Inc	607,800	21,309,468
EQT Corp	618,800	27,746,992
Holly Corp	414,350	16,893,049
Massey Energy Co	239,200	12,833,080
Murphy Oil Corp	317,000	23,632,350
Noble Energy Inc	208,400	17,939,072
Rowan Cos Inc *	732,400	25,568,084
The Williams Cos Inc	1,164,200	28,779,024
Tidewater Inc	476,200	25,638,608
Valero Energy Corp	747,900	17,291,448

		217,631,175

Financials - 15.0%

Ameriprise Financial Inc	971,000	55,881,050
City National Corp	680,967	41,784,135
Digital Realty Trust Inc REIT	334,041	17,216,473
Fifth Third Bancorp	1,400,000	20,552,000
Invesco Ltd (Bermuda)	1,378,700	33,171,522
KeyCorp	1,616,000	14,301,600
LaSalle Hotel Properties REIT	412,300	10,884,720
NYSE Euronext	797,400	23,906,052
PartnerRe Ltd (Bermuda)	314,300	25,254,005
Public Storage REIT	163,200	16,551,744
The Macerich Co REIT	472,200	22,368,114
UDR Inc REIT	923,800	21,727,776

		303,599,191

Health Care - 7.5%

CareFusion Corp *	1,120,433	28,795,128
Hospira Inc *	545,600	30,384,464
Laboratory Corp of America Holdings *	165,700	14,568,344
Life Technologies Corp *	432,606	24,009,633
Warner Chilcott PLC ‘A’ (Ireland)	1,150,941	25,965,229
Zimmer Holdings Inc *	548,100	29,422,008

		153,144,806

Industrials - 13.7%

Corrections Corp of America *	1,216,464	30,484,588
Dover Corp	1,225,000	71,601,250
Equifax Inc	1,124,789	40,042,488
Foster Wheeler AG * (Switzerland)	841,500	29,048,580
Harsco Corp	299,117	8,470,994
Joy Global Inc	201,500	17,480,125
Parker-Hannifin Corp	396,900	34,252,470
Rockwell Collins Inc	793,000	46,200,180

		277,580,675

Information Technology - 13.8%

Analog Devices Inc	1,096,995	41,323,802
BMC Software Inc *	771,400	36,363,796
Ingram Micro Inc ‘A’ *	2,152,294	41,087,292
Intuit Inc *	429,400	21,169,420
NetApp Inc *	153,600	8,441,856
Quest Software Inc *	507,400	14,075,276
Seagate Technology PLC * (Ireland)	947,600	14,242,428
Symantec Corp *	1,715,900	28,724,166
Teradata Corp *	438,100	18,032,196
Teradyne Inc *	1,610,300	22,608,612
Xilinx Inc	1,150,700	33,347,286

		279,416,130

Materials - 8.6%

Air Products & Chemicals Inc	202,500	18,417,375
Ball Corp	875,500	59,577,775
Cliffs Natural Resources Inc	324,500	25,314,245
Compass Minerals International Inc	382,591	34,153,899
Eastman Chemical Co	269,600	22,667,968
United States Steel Corp	263,700	15,405,354

		175,536,616

Utilities - 4.6%

Allegheny Energy Inc	853,000	20,676,720
American Electric Power Co Inc	1,231,700	44,316,566
Energen Corp	603,668	29,133,018

		94,126,304

Total Common Stocks
(Cost $1,598,964,149)		1,993,120,383

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
MID-CAP EQUITY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Principal
	Amount	Value
SHORT-TERM INVESTMENT - 1.9%

Repurchase Agreement - 1.9%

Fixed Income Clearing Corp 0.010% due 01/03/11 (Dated 12/31/10, repurchase price of $38,286,643; collateralized by Freddie Mac: 0.000% due 06/29/11 and value $39,055,463)	$38,286,611	$38,286,611

Total Short-Term Investment
(Cost $38,286,611)		38,286,611

TOTAL INVESTMENTS - 100.6%
(Cost $1,649,012,260)		2,043,168,494

OTHER ASSETS & LIABILITIES, NET - (0.6%)		(11,688,105)

NET ASSETS - 100.0%		$2,031,480,389

Notes to Schedule of Investments

(a)	As of December 31, 2010, the portfolio was diversified as a percentage of net assets as follows:

Consumer Discretionary	15.9%
Financials	15.0%
Industrials	14.3%
Information Technology	13.8%
Energy	10.7%
Materials	8.6%
Consumer Staples	8.3%
Health Care	7.5%
Utilities	4.6%
Short-Term Investment	1.9%

100.6%
Other Assets & Liabilities, Net	(0.6%)

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Investments with a total aggregate value of $11,761,500 or 0.6% of the net assets were valued by a Trustee Valuation Committee or determined by a Board approved valuation committee or a delegate of the Board and then approved by the Board.

(d)	As of December 31, 2010, 0.6% of the portfolio’s net assets were reported illiquid by the portfolio manager or adviser under the Fund’s policy.

(e)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 15 in the Notes to Financial Statements) as of December 31, 2010:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2010	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Convertible Preferred Stocks (1)	$11,761,500	$-	$-	$11,761,500
	Common Stocks (1)	1,993,120,383	1,993,120,383	-	-
	Short-Term Investment	38,286,611	-	38,286,611	-

	Total	$2,043,168,494	$1,993,120,383	$38,286,611	$11,761,500

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the portfolio’s assets and liabilities (See Note 15 in the Notes to Financial Statements) for the year ended December 31, 2010:

Change in Net
Unrealized
Appreciation
(Depreciation)
				Total Change			on Level 3
				in Net	Transfers		Holdings
	Value,	Net	Total Net	Unrealized	In and/or		Held at the End
	Beginning	Purchases	Realized Gains	Appreciation	Out of	Value,	of Year,
	of Year	(Sales)	(Losses)	(Depreciation)	Level 3	End of Year	if Applicable
Convertible Preferred Stocks (1)	$-	$11,761,500	$-	$-	$-	$11,761,500	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
MID-CAP GROWTH PORTFOLIO
Schedule of Investments
December 31, 2010

	Shares	Value
CONVERTIBLE PREFERRED STOCKS - 0.5%

Industrials - 0.5%

Better Place LLC ‘B’ 8.000% * + Δ	2,239,546	$6,718,638

Total Convertible Preferred Stocks
(Cost $6,718,638)		6,718,638

COMMON STOCKS - 98.7%

Consumer Discretionary - 24.6%

Betfair Group PLC * (United Kingdom)	254,361	3,822,974
Chipotle Mexican Grill Inc *	101,185	21,518,002
Ctrip.com International Ltd ADR * (Cayman)	757,542	30,642,574
Discovery Communications Inc ‘C’ *	323,789	11,879,818
Dollar Tree Inc *	362,851	20,348,684
Gafisa SA ADR (Brazil)	714,881	10,387,221
Groupe Aeroplan Inc (Canada)	953,418	13,107,939
Lululemon Athletica Inc *	236,723	16,196,588
Morningstar Inc	336,832	17,879,043
Naspers Ltd ‘N’ (South Africa)	454,488	26,795,371
Netflix Inc *	181,734	31,930,664
New Oriental Education & Technology Group ADR * (Cayman)	175,804	18,499,855
NVR Inc *	18,204	12,579,328
priceline.com Inc *	106,538	42,567,258
Sears Holdings Corp *	94,896	6,998,580
Wynn Resorts Ltd	353,072	36,662,996

		321,816,895

Consumer Staples - 3.8%

Mead Johnson Nutrition Co	498,677	31,042,643
Natura Cosmeticos SA (Brazil)	674,593	19,380,326

		50,422,969

Energy - 3.9%

Range Resources Corp	447,270	20,118,205
Ultra Petroleum Corp * (Canada)	650,629	31,080,547

		51,198,752

Financials - 8.5%

Greenhill & Co Inc	234,447	19,149,631
IntercontinentalExchange Inc *	158,072	18,834,279
Leucadia National Corp	738,560	21,551,181
Moody’s Corp	200,421	5,319,173
MSCI Inc ‘A’ *	787,972	30,699,389
T. Rowe Price Group Inc	234,976	15,165,351

		110,719,004

Health Care - 10.0%

Gen-Probe Inc *	378,175	22,066,511
IDEXX Laboratories Inc *	248,456	17,198,125
Illumina Inc *	642,073	40,668,904
Intuitive Surgical Inc *	101,287	26,106,724
Ironwood Pharmaceuticals Inc ‘A’ *	749,595	7,758,308
Techne Corp	258,188	16,955,206

		130,753,778

Industrials - 18.4%

C.H. Robinson Worldwide Inc	256,968	20,606,264
Covanta Holding Corp	996,420	17,128,460
Edenred * (France)	1,480,676	35,051,381
Expeditors International of Washington Inc	507,092	27,687,223
Fastenal Co	310,774	18,618,470
IHS Inc ‘A’ *	253,887	20,409,976
Intertek Group PLC (United Kingdom)	892,689	24,682,619
Schindler Holding AG (Switzerland)	214,204	25,339,347
Stericycle Inc *	251,626	20,361,576
Verisk Analytics Inc ‘A’ *	893,319	30,444,312

		240,329,628

Information Technology - 19.7%

Akamai Technologies Inc *	343,059	16,140,926
Alibaba.com Ltd (Cayman)	6,876,300	12,381,514
ARM Holdings PLC ADR (United Kingdom)	610,810	12,674,307
Autodesk Inc *	442,915	16,919,353
Citrix Systems Inc *	166,072	11,360,985
FactSet Research Systems Inc	217,981	20,437,898
First Solar Inc *	83,833	10,910,027
Gartner Inc *	561,839	18,653,055
Red Hat Inc *	515,672	23,540,427
Rovi Corp *	241,711	14,988,499
salesforce.com inc *	263,351	34,762,332
Solera Holdings Inc	591,516	30,356,601
Teradata Corp *	842,379	34,672,320

		257,798,244

Materials - 8.4%

Intrepid Potash Inc *	660,922	24,645,781
Lynas Corp Ltd * (Australia)	5,072,071	10,680,163
Martin Marietta Materials Inc	194,056	17,899,725
Molycorp Inc *	391,438	19,532,756
Nalco Holding Co	630,998	20,154,076
Rockwood Holdings Inc *	449,271	17,575,482

		110,487,983

Telecommunication Services - 1.4%

Millicom International Cellular SA (Luxembourg)	189,295	18,096,602

Total Common Stocks
(Cost $979,913,977)		1,291,623,855

	Principal
	Amount
SHORT-TERM INVESTMENT - 0.9%

Repurchase Agreement - 0.9%

Fixed Income Clearing Corp 0.010% due 01/03/11 (Dated 12/31/10, repurchase price of $11,434,547; collateralized by Federal Home Loan Bank: 0.500% due 06/30/11 and value $11,664,563)	$11,434,538	11,434,538

Total Short-Term Investment
(Cost $11,434,538)		11,434,538

TOTAL INVESTMENTS - 100.1%
(Cost $998,067,153)		1,309,777,031

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(789,895)

NET ASSETS - 100.0%		$1,308,987,136

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
MID-CAP GROWTH PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

Notes to Schedule of Investments

(a)	As of December 31, 2010, the portfolio was diversified as a percentage of net assets as follows:

Consumer Discretionary	24.6%
Information Technology	19.7%
Industrials	18.9%
Health Care	10.0%
Financials	8.5%
Materials	8.4%
Energy	3.9%
Consumer Staples	3.8%
Telecommunication Services	1.4%
Short-Term Investment	0.9%

100.1%
Other Assets & Liabilities, Net	(0.1%)

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Investments with a total aggregate value of $6,718,638 or 0.5% of the net assets were valued by a Trustee Valuation Committee or determined by a Board approved valuation committee or a delegate of the Board and then approved by the Board.

(d)	As of December 31, 2010, 0.5% of the portfolio’s net assets were reported illiquid by the portfolio manager or adviser under the Fund’s policy.

(e)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 15 in the Notes to Financial Statements) as of December 31, 2010:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2010	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Convertible Preferred Stocks (1)	$6,718,638	$-	$-	$6,718,638
	Common Stocks
	Consumer Discretionary	321,816,895	291,198,550	30,618,345	-
	Consumer Staples	50,422,969	50,422,969	-	-
	Energy	51,198,752	51,198,752	-	-
	Financials	110,719,004	110,719,004	-	-
	Health Care	130,753,778	130,753,778	-	-
	Industrials	240,329,628	190,307,662	50,021,966	-
	Information Technology	257,798,244	245,416,730	12,381,514	-
	Materials	110,487,983	99,807,820	10,680,163	-
	Telecommunication Services	18,096,602	18,096,602	-	-

		1,291,623,855	1,187,921,867	103,701,988	-
	Short-Term Investment	11,434,538	-	11,434,538	-

	Total	$1,309,777,031	$1,187,921,867	$115,136,526	$6,718,638

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the portfolio’s assets and liabilities (See Note 15 in the Notes to Financial Statements) for the year ended December 31, 2010:

Change in Net
Unrealized
Appreciation
(Depreciation)
on Level 3
				Total Change	Transfers		Holdings
	Value,	Net	Total Net	in Net	In and/or		Held at the End
	Beginning	Purchases	Realized Gains	Unrealized	Out of	Value,	of Year,
	of Year	(Sales)	(Losses)	Depreciation	Level 3	End of Year	if Applicable
Convertible Preferred Stocks (1)	$8,081,524	$6,718,638	$-	($323,216)	($7,758,308)	$6,718,638	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
MID-CAP VALUE PORTFOLIO
Schedule of Investments
December 31, 2010

	Shares	Value
COMMON STOCKS - 97.8%

Consumer Discretionary - 11.2%

Abercrombie & Fitch Co ‘A’	78,400	$4,518,192
Cablevision Systems Corp ‘A’	376,507	12,740,997
Dana Holding Corp *	756,912	13,026,455
Darden Restaurants Inc	186,073	8,641,230
Jarden Corp	384,800	11,878,776
M.D.C. Holdings Inc	371,700	10,693,809
Macy’s Inc	383,360	9,699,008
Mattel Inc	305,595	7,771,281
Melco Crown Entertainment Ltd ADR * (Cayman)	698,000	4,439,280
Stanley Black & Decker Inc	175,000	11,702,250
The Gap Inc	455,300	10,080,342
The Interpublic Group of Cos Inc *	546,251	5,801,186
The Talbots Inc *	703,200	5,991,264
Vail Resorts Inc *	71,500	3,720,860
Viacom Inc ‘B’	275,605	10,916,714

		131,621,644

Consumer Staples - 7.2%

Avon Products Inc	388,935	11,302,451
Coca-Cola Enterprises Inc	337,000	8,435,110
ConAgra Foods Inc	544,500	12,294,810
Del Monte Foods Co	183,013	3,440,644
Dr Pepper Snapple Group Inc	172,000	6,047,520
H.J. Heinz Co	139,300	6,889,778
Safeway Inc	491,862	11,061,976
The J.M. Smucker Co	187,096	12,282,853
The Kroger Co	582,102	13,015,801

		84,770,943

Energy - 10.1%

Alpha Natural Resources Inc *	154,200	9,256,626
Atlas Energy Inc *	131,100	5,764,467
Atwood Oceanics Inc *	231,700	8,658,629
Cameron International Corp *	195,000	9,892,350
Cimarex Energy Co	93,451	8,273,217
CONSOL Energy Inc	161,180	7,855,913
Denbury Resources Inc *	392,500	7,492,825
EQT Corp	288,784	12,949,075
Nabors Industries Ltd * (Bermuda)	386,900	9,076,674
Newfield Exploration Co *	139,533	10,061,725
Noble Energy Inc	153,300	13,196,064
QEP Resources Inc	190,100	6,902,531
Whiting Petroleum Corp *	75,655	8,866,009

		118,246,105

Financials - 27.3%

Alexandria Real Estate Equities Inc REIT	175,428	12,851,855
Aon Corp	247,878	11,404,867
Associated Banc-Corp	619,478	9,385,092
AXIS Capital Holdings Ltd (Bermuda)	307,043	11,016,703
Boston Private Financial Holdings Inc	680,785	4,459,142
Capitol Federal Financial	514,000	6,121,740
CB Richard Ellis Group Inc ‘A’ *	288,900	5,916,672
Chimera Investment Corp REIT	2,747,079	11,290,495
DuPont Fabros Technology Inc REIT	518,700	11,032,749
Fifth Third Bancorp	736,131	10,806,403
Forestar Group Inc *	723,215	13,958,049
HCC Insurance Holdings Inc	436,932	12,644,812
Invesco Ltd (Bermuda)	155,484	3,740,945
Lincoln National Corp	552,602	15,367,862
Loews Corp	265,363	10,325,274
M&T Bank Corp	127,400	11,090,170
Mack-Cali Realty Corp REIT	444,600	14,698,476
MFA Financial Inc REIT	1,471,256	12,005,449
NYSE Euronext	201,199	6,031,946
People’s United Financial Inc	1,410,683	19,763,669
PHH Corp *	555,334	12,855,982
Simon Property Group Inc REIT	131,963	13,128,999
TCF Financial Corp	411,398	6,092,804
The Hanover Insurance Group Inc	297,358	13,892,566
The Travelers Cos Inc	238,139	13,266,724
U-Store-It Trust REIT	1,260,286	12,010,525
Washington Federal Inc	902,237	15,265,850
XL Group PLC (Ireland)	581,320	12,684,402
Zions Bancorp	351,155	8,508,486

		321,618,708

Health Care - 5.0%

Beckman Coulter Inc	60,900	4,581,507
Hologic Inc *	328,100	6,174,842
MEDNAX Inc *	20,678	1,391,422
Tenet Healthcare Corp *	654,700	4,379,943
Thermo Fisher Scientific Inc *	125,630	6,954,877
Universal Health Services Inc ‘B’	214,378	9,308,293
Warner Chilcott PLC ‘A’ (Ireland)	427,100	9,635,376
WellPoint Inc *	181,858	10,340,446
Zimmer Holdings Inc *	119,529	6,416,317

		59,183,023

Industrials - 11.2%

Avery Dennison Corp	320,700	13,578,438
Corrections Corp of America *	530,180	13,286,311
Fluor Corp	117,600	7,792,176
Hertz Global Holdings Inc *	1,177,834	17,066,815
Manpower Inc	137,400	8,623,224
Orbital Sciences Corp *	404,743	6,933,248
Owens Corning *	391,230	12,186,814
Raytheon Co	199,900	9,263,366
Republic Services Inc	449,700	13,428,042
Spirit AeroSystems Holdings Inc ‘A’ *	314,300	6,540,583
Terex Corp *	220,985	6,859,374
Towers Watson & Co ‘A’	229,700	11,958,182
Union Pacific Corp	44,553	4,128,281

		131,644,854

Information Technology - 9.1%

Anixter International Inc	56,855	3,395,949
Broadridge Financial Solutions Inc	413,600	9,070,248
Ciena Corp *	252,151	5,307,779
Dell Inc *	838,141	11,356,811
Ingram Micro Inc ‘A’ *	373,500	7,130,115
Jabil Circuit Inc	345,400	6,939,086
ON Semiconductor Corp *	967,931	9,563,158
Take-Two Interactive Software Inc *	398,413	4,876,575
Tech Data Corp *	135,591	5,968,716
Teradyne Inc *	636,800	8,940,672
TiVo Inc *	314,878	2,717,397
Western Digital Corp *	117,200	3,973,080
Xerox Corp	1,307,023	15,056,905
Yahoo! Inc *	774,788	12,884,724

		107,181,215

Materials - 6.4%

Albemarle Corp	134,353	7,494,210
Ashland Inc	285,900	14,540,874
Crown Holdings Inc *	263,700	8,802,306
Cytec Industries Inc	185,100	9,821,406
Freeport-McMoRan Copper & Gold Inc	41,331	4,963,440
International Paper Co	426,228	11,610,451
Owens-Illinois Inc *	342,475	10,513,982
Walter Energy Inc	59,400	7,593,696

		75,340,365

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
MID-CAP VALUE PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Shares	Value
Utilities - 10.3%

American Electric Power Co Inc	385,107	$13,856,150
American Water Works Co Inc	550,139	13,913,015
CMS Energy Corp	550,685	10,242,741
Northeast Utilities	404,469	12,894,472
NRG Energy Inc *	336,875	6,582,538
NV Energy Inc	779,200	10,947,760
PG&E Corp	264,400	12,648,896
PPL Corp	488,860	12,866,795
Westar Energy Inc	570,300	14,348,748
Wisconsin Energy Corp	227,912	13,414,900

		121,716,015

Total Common Stocks
(Cost $1,005,327,150)		1,151,322,872

	Principal
	Amount
SHORT-TERM INVESTMENT - 2.1%

Repurchase Agreement - 2.1%

Fixed Income Clearing Corp 0.010% due 01/03/11 (Dated 12/31/10, repurchase price of $24,877,986; collateralized by Freddie Mac: 0.000% due 06/29/11 and value $25,377,305)	$24,877,965	24,877,965

Total Short-Term Investment
(Cost $24,877,965)		24,877,965

TOTAL INVESTMENTS - 99.9%
(Cost $1,030,205,115)		1,176,200,837

OTHER ASSETS & LIABILITIES, NET - 0.1%		1,054,299

NET ASSETS - 100.0%		$1,177,255,136

Notes to Schedule of Investments

(a)	As of December 31, 2010, the portfolio was diversified as a percentage of net assets as follows:

Financials	27.3%
Industrials	11.2%
Consumer Discretionary	11.2%
Utilities	10.3%
Energy	10.1%
Information Technology	9.1%
Consumer Staples	7.2%
Materials	6.4%
Health Care	5.0%
Short-Term Investment	2.1%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 15 in the Notes to Financial Statements) as of December 31, 2010:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2010	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Common Stocks (1)	$1,151,322,872	$1,151,322,872	$-	$-
	Short-Term Investment	24,877,965	-	24,877,965	-

	Total	$1,176,200,837	$1,151,322,872	$24,877,965	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
SMALL-CAP EQUITY PORTFOLIO
Summary Schedule of Investments
December 31, 2010

	Shares	Value
COMMON STOCKS - 97.2%

Consumer Discretionary - 15.5%

Autoliv Inc	122,000	$9,630,680
Gentex Corp	457,600	13,526,656
Group 1 Automotive Inc	344,351	14,380,098
Regis Corp	482,682	8,012,521
The Men’s Wearhouse Inc	437,863	10,937,818
Thor Industries Inc	487,800	16,565,688
Other securities		95,938,462

		168,991,923

Consumer Staples - 1.6%

Lancaster Colony Corp	139,000	7,950,800
Other securities		9,301,465

		17,252,265

Energy - 11.1%

Atwood Oceanics Inc *	251,500	9,398,555
Bristow Group Inc *	302,980	14,346,103
Oil States International Inc *	191,100	12,247,599
Rowan Cos Inc *	439,000	15,325,490
Tidewater Inc	237,000	12,760,080
Unit Corp *	179,200	8,329,216
Other securities		48,953,160

		121,360,203

Financials - 21.7%

Aspen Insurance Holdings Ltd (Bermuda)	340,230	9,737,383
Montpelier Re Holdings Ltd (Bermuda)	504,177	10,053,289
Old Republic International Corp	961,800	13,109,334
Protective Life Corp	665,923	17,740,189
The Hanover Insurance Group Inc	168,800	7,886,336
Tower Group Inc	389,916	9,974,051
Validus Holdings Ltd (Bermuda)	325,900	9,975,799
Other securities		157,951,270

		236,427,651

Health Care - 4.7%

Pharmaceutical Product Development Inc	346,100	9,393,154
STERIS Corp	290,273	10,583,354
Other securities		31,205,399

		51,181,907

Industrials - 27.0%

ABM Industries Inc	458,410	12,056,183
Administaff Inc	323,900	9,490,270
Brady Corp ‘A’	306,667	10,000,411
Carlisle Cos Inc	274,500	10,908,630
Gardner Denver Inc	174,170	11,986,379
Genesee & Wyoming Inc ‘A’ *	211,950	11,222,753
Gibraltar Industries Inc *	606,797	8,234,235
Graco Inc	271,700	10,718,565
Granite Construction Inc	305,231	8,372,486
Kennametal Inc	313,600	12,374,656
Lincoln Electric Holdings Inc	140,600	9,176,962
Mine Safety Appliances Co	268,844	8,369,114
Mueller Industries Inc	342,071	11,185,722
Nordson Corp	109,000	10,014,920
Simpson Manufacturing Co Inc	259,000	8,005,690
SkyWest Inc	657,007	10,262,449
Trinity Industries Inc	545,700	14,521,077
Universal Forest Products Inc	281,971	10,968,672
Watts Water Technologies Inc ‘A’	216,278	7,913,612
Other securities		98,702,611

		294,485,397

Information Technology - 5.2%

Benchmark Electronics Inc *	656,238	11,917,282
Rofin-Sinar Technologies Inc *	232,367	8,235,086
Other securities		36,316,122

		56,468,490

Materials - 6.1%

Cabot Corp	255,300	9,612,045
RPM International Inc	506,500	11,193,650
Sensient Technologies Corp	265,729	9,760,226
Westlake Chemical Corp	190,099	8,263,604
Other securities		27,093,980

		65,923,505

Telecommunication Services - 0.2%

Other securities		1,822,346

Utilities - 4.1%

Energen Corp	171,000	8,252,460
NV Energy Inc	808,650	11,361,533
Other securities		24,990,232

		44,604,225

Total Common Stocks
(Cost $975,303,844)		1,058,517,912

CLOSED-END MUTUAL FUND - 0.0%

Other security		109,825

Total Closed-End Mutual Fund
(Cost $97,241)		109,825

EXCHANGE-TRADED FUND - 0.2%

Other security		2,294,785

Total Exchange-Traded Fund
(Cost $2,255,368)		2,294,785

	Principal
	Amount

CORPORATE BONDS & NOTES - 0.0%

Financials - 0.0%

Other security		5,000

Total Corporate Bonds & Notes
(Cost $5,053)		5,000

SHORT-TERM INVESTMENTS - 2.5%

U.S. Government Agency Issues - 1.6%

Federal Home Loan Bank 0.010% due 01/03/11	$15,440,000	15,439,999
Other security		2,204,999

		17,644,998

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
SMALL-CAP EQUITY PORTFOLIO
Summary Schedule of Investments (Continued)
December 31, 2010

	Principal
	Amount	Value

Repurchase Agreement - 0.9%

Fixed Income Clearing Corp 0.010% due 01/03/11 (Dated 12/31/10, repurchase price of $9,850,480; collateralized by Federal Home Loan Bank: 0.500% due 06/30/11 and value $380,475; and Freddie Mac: 0.000% due 06/29/11 and value $9,675,160)	$9,850,471	$9,850,471

Total Short-Term Investments
(Cost $27,495,469)		27,495,469

TOTAL INVESTMENTS - 99.9%
(Cost $1,005,156,975)		1,088,422,991

OTHER ASSETS & LIABILITIES, NET - 0.1%		945,875

NET ASSETS - 100.0%		$1,089,368,866

Notes to Schedule of Investments

(a)	As of December 31, 2010, the portfolio was diversified as a percentage of net assets as follows:

Industrials	27.0%
Financials	21.7%
Consumer Discretionary	15.5%
Energy	11.1%
Materials	6.1%
Information Technology	5.2%
Health Care	4.7%
Utilities	4.1%
Short-Term Investments	2.5%
Consumer Staples	1.6%
Exchange-Traded Fund	0.2%
Telecommunication Services	0.2%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Other securities represent the portfolio’s securities not identified as a top-fifty holding in terms of value, and not exceeding one percent of the portfolio’s net assets as of December 31, 2010.

(d)	A Summary Schedule of Investments is presented for this portfolio. For information on availability of a complete Schedule of Investments, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

(e)	As of December 31, 2010, $254,000 in cash was segregated with the broker(s)/custodian as collateral for open futures contracts.

(f)	Open futures contracts outstanding as of December 31, 2010 were as follows:

	Number of	Notional	Unrealized
Long Futures Outstanding	Contracts	Amount	Appreciation
Russell 2000 Mini (03/11)	21	$1,612,880	$29,950

(g)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 15 in the Notes to Financial Statements) as of December 31, 2010:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2010	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Common Stocks (1)	$1,058,517,912	$1,058,517,912	$-	$-
	Closed-End Mutual Fund	109,825	109,825	-	-
	Exchange-Traded Fund	2,294,785	2,294,785	-	-
	Corporate Bonds & Notes	5,000	-	5,000	-
	Short-Term Investments	27,495,469	-	27,495,469	-
	Derivatives:
	Equity Contracts
	Futures	29,950	29,950	-	-

	Total	$1,088,452,941	$1,060,952,472	$27,500,469	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
SMALL-CAP GROWTH PORTFOLIO
Schedule of Investments
December 31, 2010

	Shares	Value
COMMON STOCKS - 95.7%

Consumer Discretionary - 18.4%

American Public Education Inc *	108,415	$4,037,375
AnnTaylor Stores Corp *	274,220	7,510,886
Carter’s Inc *	94,700	2,794,597
Dana Holding Corp *	474,810	8,171,480
Gaylord Entertainment Co *	197,800	7,108,932
Interval Leisure Group Inc *	384,290	6,202,440
Life Time Fitness Inc *	122,805	5,033,777
LKQ Corp *	298,350	6,778,512
McCormick & Schmick’s Seafood Restaurants Inc *	240,835	2,189,190
Phillips-Van Heusen Corp	60,470	3,810,215
Shutterfly Inc *	218,100	7,640,043
Sonic Corp *	448,900	4,542,868
Sotheby’s	127,645	5,744,025
The Cheesecake Factory Inc *	155,845	4,778,208
The Children’s Place Retail Stores Inc *	132,315	6,568,116
The Warnaco Group Inc *	87,000	4,791,090
Tupperware Brands Corp	139,140	6,632,804
Ulta Salon Cosmetics & Fragrance Inc *	200,900	6,830,600
Valassis Communications Inc *	173,800	5,622,430
Vera Bradley Inc *	77,600	2,560,800
Vitamin Shoppe Inc *	138,200	4,649,048
Williams-Sonoma Inc	203,735	7,271,302

		121,268,738

Consumer Staples - 2.5%

Diamond Foods Inc	77,335	4,112,675
The Fresh Market Inc *	62,400	2,570,880
The Hain Celestial Group Inc *	164,125	4,441,223
United Natural Foods Inc *	140,100	5,138,868

		16,263,646

Energy - 4.9%

Cal Dive International Inc *	387,445	2,196,813
Dril-Quip Inc *	41,705	3,241,313
Energy XXI Ltd * (Bermuda)	96,500	2,670,155
Kodiak Oil & Gas Corp * (Canada)	872,600	5,759,160
Lufkin Industries Inc	49,300	3,075,827
Patriot Coal Corp *	286,685	5,553,089
Quicksilver Resources Inc *	163,660	2,412,348
Rosetta Resources Inc *	92,700	3,489,228
SM Energy Co	62,200	3,665,446

		32,063,379

Financials - 4.1%

Fortress Investment Group LLC ‘A’ *	1,054,000	6,007,800
FXCM Inc ‘A’ *	171,100	2,267,075
Greenhill & Co Inc	80,500	6,575,240
Investors Bancorp Inc *	297,900	3,908,448
Platinum Underwriters Holdings Ltd (Bermuda)	69,535	3,126,989
Signature Bank *	108,200	5,410,000

		27,295,552

Health Care - 15.3%

Acorda Therapeutics Inc *	62,715	1,709,611
AMERIGROUP Corp *	137,555	6,041,416
ArthroCare Corp *	96,000	2,981,760
Auxilium Pharmaceuticals Inc *	214,510	4,526,161
Bruker Corp *	360,889	5,990,757
Catalyst Health Solutions Inc *	157,180	7,307,298
Cubist Pharmaceuticals Inc *	119,900	2,565,860
Gentiva Health Services Inc *	183,790	4,888,814
Human Genome Sciences Inc *	165,960	3,964,784
Incyte Corp Ltd *	120,800	2,000,448
Insulet Corp *	329,425	5,106,087
InterMune Inc *	69,500	2,529,800
LifePoint Hospitals Inc *	154,205	5,667,034
MedAssets Inc *	297,195	6,000,367
Medicis Pharmaceutical Corp ‘A’	214,015	5,733,462
Medidata Solutions Inc *	297,525	7,104,897
Onyx Pharmaceuticals Inc *	54,600	2,013,102
Optimer Pharmaceuticals Inc *	435,660	4,927,315
PAREXEL International Corp *	255,445	5,423,097
Savient Pharmaceuticals Inc *	260,650	2,903,641
Sirona Dental Systems Inc *	81,325	3,397,758
Thoratec Corp *	174,283	4,935,695
Wright Medical Group Inc *	218,920	3,399,828

		101,118,992

Industrials - 16.4%

AAR Corp *	228,200	6,268,654
Actuant Corp ‘A’	285,705	7,605,467
Aecom Technology Corp *	179,055	5,008,168
Barnes Group Inc	266,800	5,514,756
CLARCOR Inc	103,450	4,436,971
Clean Harbors Inc *	72,700	6,112,616
Esterline Technologies Corp *	119,250	8,179,358
Genesee & Wyoming Inc ‘A’ *	145,380	7,697,871
GrafTech International Ltd *	350,555	6,955,011
ICF International Inc *	152,480	3,921,786
RBC Bearings Inc *	203,745	7,962,355
Resources Connection Inc	286,760	5,330,868
Tetra Tech Inc *	217,415	5,448,420
The Geo Group Inc *	283,017	6,979,199
Towers Watson & Co ‘A’	117,939	6,139,904
Waste Connections Inc	258,757	7,123,580
Woodward Governor Co	199,810	7,504,864

		108,189,848

Information Technology - 26.8%

Acme Packet Inc *	65,300	3,471,348
Aeroflex Holding Corp *	195,500	3,215,975
Ancestry.com Inc *	175,000	4,956,000
Applied Micro Circuits Corp *	475,100	5,074,068
Aruba Networks Inc *	241,280	5,037,926
Atheros Communications Inc *	191,420	6,875,806
BroadSoft Inc *	176,400	4,212,432
Cadence Design Systems Inc *	790,465	6,529,241
Ciena Corp *	207,200	4,361,560
Concur Technologies Inc *	110,230	5,724,244
Finisar Corp *	286,355	8,501,880
FleetCor Technologies Inc *	66,200	2,046,904
GSI Commerce Inc *	247,190	5,734,808
iGate Corp	156,500	3,084,615
Informatica Corp *	131,925	5,808,658
LogMeIn Inc *	155,975	6,915,932
Mellanox Technologies Ltd * (Israel)	183,555	4,803,634
Monolithic Power Systems Inc *	229,183	3,786,103
Netlogic Microsystems Inc *	181,994	5,716,432
NICE Systems Ltd ADR * (Israel)	207,080	7,227,092
Novellus Systems Inc *	242,070	7,823,702
OpenTable Inc *	104,830	7,388,418
QLIK Technologies Inc *	247,100	6,377,651
RealPage Inc *	181,700	5,619,981
Riverbed Technology Inc *	182,800	6,429,076
Solera Holdings Inc	140,280	7,199,170
SRA International Inc ‘A’ *	105,700	2,161,565
Taleo Corp ‘A’ *	188,027	5,198,947
The Ultimate Software Group Inc *	153,600	7,469,568
VanceInfo Technologies Inc ADR * (Cayman)	144,040	4,975,142
VistaPrint NV * (Netherlands)	121,270	5,578,420
Wright Express Corp *	153,050	7,040,300

		176,346,598

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
SMALL-CAP GROWTH PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Shares	Value
Materials - 5.6%

Gammon Gold Inc (NYSE) * (Canada)	449,860	$3,684,353
Kraton Performance Polymers Inc *	153,000	4,735,350
Louisiana-Pacific Corp *	485,375	4,591,648
Rockwood Holdings Inc *	185,270	7,247,762
Silgan Holdings Inc	158,810	5,686,986
Solutia Inc *	196,700	4,539,836
Stillwater Mining Co *	168,400	3,595,340
STR Holdings Inc *	157,510	3,150,200

		37,231,475

Telecommunication Services - 0.7%

SBA Communications Corp ‘A’ *	108,645	4,447,926

Utilities - 1.0%

ITC Holdings Corp	107,605	6,669,358

Total Common Stocks
(Cost $472,604,408)		630,895,512

	Principal
	Amount
SHORT-TERM INVESTMENT - 4.1%

Repurchase Agreement - 4.1%

Fixed Income Clearing Corp
0.010% due 01/03/11
(Dated 12/31/10, repurchase price of
$26,783,645; collateralized by Freddie Mac:
0.000% due 06/29/11 and value
$27,321,333)	$26,783,622	26,783,622

Total Short-Term Investment
(Cost $26,783,622)		26,783,622

TOTAL INVESTMENTS - 99.8%
(Cost $499,388,030)		657,679,134

OTHER ASSETS & LIABILITIES, NET - 0.2%		1,043,595

NET ASSETS - 100.0%		$658,722,729

Notes to Schedule of Investments

(a)	As of December 31, 2010, the portfolio was diversified as a percentage of net assets as follows:

Information Technology	26.8%
Consumer Discretionary	18.4%
Industrials	16.4%
Health Care	15.3%
Materials	5.6%
Energy	4.9%
Financials	4.1%
Short-Term Investment	4.1%
Consumer Staples	2.5%
Utilities	1.0%
Telecommunication Services	0.7%

99.8%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 15 in the Notes to Financial Statements) as of December 31, 2010:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2010	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Common Stocks (1)	$630,895,512	$630,895,512	$-	$-
	Short-Term Investment	26,783,622	-	26,783,622	-

	Total	$657,679,134	$630,895,512	$26,783,622	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Summary Schedule of Investments
December 31, 2010

	Shares	Value
RIGHTS - 0.0%

Energy - 0.0%

Other securities		$-

Total Rights
(Cost $0)		-

COMMON STOCKS - 97.9%

Consumer Discretionary - 13.5%

Dana Holding Corp *	59,762	1,028,504
Deckers Outdoor Corp *	14,830	1,182,544
Polaris Industries Inc	13,328	1,039,851
Sotheby’s	28,489	1,282,005
Tenneco Inc *	25,192	1,036,903
The Warnaco Group Inc *	18,911	1,041,429
Other securities		61,640,923

		68,252,159

Consumer Staples - 2.8%

Other securities		14,465,522

Energy - 6.2%

Berry Petroleum Co ‘A’	21,868	955,632
Brigham Exploration Co *	50,317	1,370,635
Complete Production Services Inc *	34,017	1,005,202
Dril-Quip Inc *	14,601	1,134,790
Rosetta Resources Inc *	23,173	872,232
World Fuel Services Corp	26,264	949,706
Other securities		25,315,665

		31,603,862

Financials - 20.0%

American Campus Communities Inc REIT	28,374	901,158
American Capital Ltd *	147,691	1,116,544
Apollo Investment Corp	85,474	946,197
BioMed Realty Trust Inc REIT	55,359	1,032,445
CBL & Associates Properties Inc REIT	59,951	1,049,143
Entertainment Properties Trust REIT	19,996	924,815
MGIC Investment Corp *	87,400	890,606
Mid-America Apartment Communities Inc REIT	14,177	900,098
National Retail Properties Inc REIT	35,252	934,178
Omega Healthcare Investors Inc REIT	39,613	888,916
Stifel Financial Corp *	14,617	906,839
SVB Financial Group *	17,979	953,786
Other securities		90,241,589

		101,686,314

Health Care - 12.1%

AMERIGROUP Corp *	21,857	959,959
Onyx Pharmaceuticals Inc *	27,226	1,003,823
Salix Pharmaceuticals Ltd *	24,907	1,169,633
STERIS Corp	25,436	927,397
Other securities		57,205,006

		61,265,818

Industrials - 15.5%

Acuity Brands Inc	17,987	1,037,310
Baldor Electric Co	20,070	1,265,213
GrafTech International Ltd *	51,762	1,026,958
Nordson Corp	13,141	1,207,395
Woodward Governor Co	25,840	970,550
Other securities		73,231,650

		78,739,076

Information Technology - 18.2%

Acme Packet Inc *	18,790	998,876
Ariba Inc *	39,153	919,704
Concur Technologies Inc *	17,009	883,277
Finisar Corp *	32,660	969,675
Jack Henry & Associates Inc	32,384	943,994
Parametric Technology Corp *	45,014	1,014,165
Rackspace Hosting Inc *	42,031	1,320,194
Riverbed Technology Inc *	53,416	1,878,641
TIBCO Software Inc *	64,587	1,273,010
VeriFone Systems Inc *	36,576	1,410,371
Other securities		80,690,143

		92,302,050

Materials - 5.6%

Coeur d’Alene Mines Corp *	37,987	1,037,805
Hecla Mining Co *	104,399	1,175,533
Rock-Tenn Co ‘A’	16,400	884,780
Solutia Inc *	51,848	1,196,652
Thompson Creek Metals Co Inc * (Canada)	60,155	885,482
W.R. Grace & Co *	30,571	1,073,959
Other securities		22,001,582

		28,255,793

Telecommunication Services - 1.0%

Syniverse Holdings Inc *	29,909	922,693
Other securities		4,277,887

		5,200,580

Utilities - 3.0%

Other securities		15,008,760

Total Common Stocks
(Cost $480,959,375)		496,779,934

CLOSED-END MUTUAL FUND - 0.0%

Other security		85,583

Total Closed-End Mutual Fund
(Cost $103,099)		85,583

CORPORATE BONDS & NOTES - 0.0%

Financials - 0.0%

Other security		9,500

Total Corporate Bonds & Notes
(Cost $9,558)		9,500

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Summary Schedule of Investments (Continued)
December 31, 2010

	Shares	Value

SHORT-TERM INVESTMENT - 1.9%

Repurchase Agreement - 1.9%

Fixed Income Clearing Corp 0.010% due 01/03/11 (Dated 12/31/10, repurchase price of $9,700,816; collateralized by Federal Home Loan Bank: 0.000% - 0.500% due 06/30/11 - 07/15/11 and value $9,897,125)	$9,700,808	$9,700,808

Total Short-Term Investment
(Cost $9,700,808)		9,700,808

TOTAL INVESTMENTS - 99.8%
(Cost $490,772,840)		506,575,825

OTHER ASSETS & LIABILITIES, NET - 0.2%		788,273

NET ASSETS - 100.0%		$507,364,098

Notes to Schedule of Investments

(a)	As of December 31, 2010, the portfolio was diversified as a percentage of net assets as follows:

Financials	20.0%
Information Technology	18.2%
Industrials	15.5%
Consumer Discretionary	13.5%
Health Care	12.1%
Energy	6.2%
Materials	5.6%
Utilities	3.0%
Consumer Staples	2.8%
Short-Term Investment	1.9%
Telecommunication Services	1.0%

99.8%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Other securities represent the portfolio’s securities not identified as a top-fifty holding in terms of value, and not exceeding one percent of the portfolio’s net assets as of December 31, 2010.

(d)	A Summary Schedule of Investments is presented for this portfolio. For information on availability of a complete Schedule of Investments, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

(e)	As of December 31, 2010, $1,058,000 in cash was segregated with the broker(s)/custodian as collateral for open futures contracts.

(f)	Open futures contracts outstanding as of December 31, 2010 were as follows:

	Number of	Notional	Unrealized
Long Futures Outstanding	Contracts	Amount	Appreciation
Russell 2000 Mini (03/11)	145	$11,107,809	$235,541

(g)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 15 in the Notes to Financial Statements) as of December 31, 2010:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2010	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Common Stocks (1)	$496,779,934	$496,779,934	$-	$-
	Closed-End Mutual Fund	85,583	85,583	-	-
	Corporate Bonds & Notes	9,500	-	9,500	-
	Short-Term Investment	9,700,808	-	9,700,808	-
	Derivatives:
	Equity Contracts
	Futures	235,541	235,541	-	-

	Total	$506,811,366	$497,101,058	$9,710,308	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
SMALL-CAP VALUE PORTFOLIO
Schedule of Investments
December 31, 2010

	Shares	Value
COMMON STOCKS - 94.5%

Consumer Discretionary - 8.3%

Aaron’s Inc	287,100	$5,853,969
Bob Evans Farms Inc	64,700	2,132,512
Brown Shoe Co Inc	40,682	566,700
Cinemark Holdings Inc	228,200	3,934,168
Dover Downs Gaming & Entertainment Inc	59,300	201,620
Hillenbrand Inc	109,100	2,270,371
International Speedway Corp ‘A’	128,900	3,373,313
Oxford Industries Inc	29,952	767,071
PetMed Express Inc	101,800	1,813,058
RadioShack Corp	336,400	6,220,036
Sturm Ruger & Co Inc	105,200	1,608,508
The Buckle Inc	199,000	7,516,230
The Jones Group Inc	261,500	4,063,710
Weight Watchers International Inc	110,400	4,138,896
Wolverine World Wide Inc	200,100	6,379,188

		50,839,350

Consumer Staples - 8.7%

Cal-Maine Foods Inc	97,500	3,079,050
Casey’s General Stores Inc	150,600	6,402,006
Cia Cervecerias Unidas SA ADR (Chile)	42,400	2,558,840
Corn Products International Inc	177,500	8,165,000
Del Monte Foods Co	455,100	8,555,880
Embotelladora Andina SA ‘B’ ADR (Chile)	75,000	2,270,250
Fresh Del Monte Produce Inc (Cayman)	29,400	733,530
Ruddick Corp	142,900	5,264,436
Sanderson Farms Inc	140,600	5,504,490
The Andersons Inc	80,180	2,914,543
Universal Corp	122,500	4,985,750
WD-40 Co	50,600	2,038,168
Weis Markets Inc	23,900	963,887

		53,435,830

Energy - 16.2%

Alliance Resource Partners LP	37,500	2,466,000
Berry Petroleum Co ‘A’	188,700	8,246,190
Buckeye Partners LP	82,500	5,513,475
Cimarex Energy Co	97,500	8,631,675
El Paso Pipeline Partners LP	99,100	3,314,895
EXCO Resources Inc	376,900	7,319,398
Frontline Ltd (Bermuda)	240,000	6,088,800
Holly Corp	225,400	9,189,558
Knightsbridge Tankers Ltd (Bermuda)	35,200	783,904
Linn Energy LLC	229,400	8,600,206
Magellan Midstream Partners LP	120,100	6,785,650
Ship Finance International Ltd (Bermuda)	146,000	3,141,920
Southern Union Co	246,900	5,942,883
Sunoco Logistics Partners LP	36,200	3,025,958
TC Pipelines LP	31,700	1,648,400
Tidewater Inc	133,200	7,171,488
TransMontaigne Partners LP	34,000	1,237,940
Tsakos Energy Navigation Ltd (Bermuda)	98,400	984,000
W&T Offshore Inc	24,000	428,880
World Fuel Services Corp	231,500	8,371,040

		98,892,260

Financials - 13.8%

Advance America Cash Advance Centers Inc	248,400	1,400,976
American Equity Investment Life Holding Co	140,100	1,758,255
American Financial Group Inc	207,200	6,690,488
Bank of Hawaii Corp	133,900	6,321,419
Cash America International Inc	143,600	5,303,148
Chimera Investment Corp REIT	830,000	3,411,300
CommonWealth REIT	102,400	2,612,224
CreXus Investment Corp REIT	72,400	948,440
Cullen/Frost Bankers Inc	114,500	6,998,240
Delphi Financial Group Inc ‘A’	192,800	5,560,352
Equity One Inc REIT	167,800	3,050,604
Federated Investors Inc ‘B’	232,800	6,092,376
Franklin Street Properties Corp REIT	248,200	3,536,850
Healthcare Realty Trust Inc REIT	198,300	4,198,011
Infinity Property & Casualty Corp	38,600	2,385,480
Life Partners Holdings Inc	15,613	298,677
Montpelier Re Holdings Ltd (Bermuda)	37,500	747,750
Prosperity Bancshares Inc	128,800	5,059,264
PS Business Parks Inc REIT	61,400	3,421,208
Raymond James Financial Inc	182,400	5,964,480
RLI Corp	59,300	3,117,401
Sovran Self Storage Inc REIT	76,500	2,815,965
Trustmark Corp	107,800	2,677,752

		84,370,660

Health Care - 6.7%

Invacare Corp	113,700	3,429,192
Owens & Minor Inc	197,200	5,803,596
PerkinElmer Inc	257,100	6,638,322
STERIS Corp	174,900	6,376,854
Teleflex Inc	114,600	6,166,626
The Cooper Cos Inc	141,700	7,983,378
West Pharmaceutical Services Inc	116,000	4,779,200

		41,177,168

Industrials - 11.4%

Albany International Corp ‘A’	35,140	832,467
Alliant Techsystems Inc *	84,200	6,267,006
Baltic Trading Ltd	80,100	817,821
Barnes Group Inc	193,800	4,005,846
Belden Inc	151,600	5,581,912
Crane Co	168,300	6,912,081
Cubic Corp	43,100	2,032,165
Curtiss-Wright Corp	144,200	4,787,440
Elbit Systems Ltd (Israel)	14,900	788,508
Ennis Inc	110,400	1,887,840
Great Lakes Dredge & Dock Corp	58,200	428,934
Harsco Corp	170,800	4,837,056
KBR Inc	241,600	7,361,552
SkyWest Inc	176,100	2,750,682
Standex International Corp	11,862	354,792
The Brink’s Co	185,100	4,975,488
Triumph Group Inc	74,100	6,625,281
UniFirst Corp	33,000	1,816,650
Valmont Industries Inc	77,300	6,858,829

		69,922,350

Information Technology - 2.7%

AVX Corp	117,900	1,819,197
Diebold Inc	187,200	5,999,760
Himax Technologies Inc ADR (Cayman)	189,600	447,456
Jabil Circuit Inc	368,300	7,399,147
Micrel Inc	83,700	1,087,263

		16,752,823

Materials - 15.9%

A. Schulman Inc	40,400	924,756
AMCOL International Corp	66,100	2,049,100
Bemis Co Inc	198,300	6,476,478
Cabot Corp	122,700	4,619,655
Compass Minerals International Inc	83,000	7,409,410
Gold Resource Corp	80,384	2,363,290
HudBay Minerals Inc (Canada)	409,451	7,400,015
IAMGOLD Corp (NYSE) (Canada)	387,500	6,897,500
Innophos Holdings Inc	79,100	2,853,928
International Flavors & Fragrances Inc	138,000	7,671,420
Methanex Corp (NASDAQ) (Canada)	164,000	4,985,600
Neenah Paper Inc	14,900	293,232
Quaker Chemical Corp	32,626	1,359,525

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
SMALL-CAP VALUE PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Shares	Value
Rock-Tenn Co ‘A’	111,700	$6,026,215
Royal Gold Inc	151,500	8,276,445
RPM International Inc	302,400	6,683,040
Sensient Technologies Corp	166,600	6,119,218
Sonoco Products Co	190,500	6,414,135
Stepan Co	8,802	671,328
The Lubrizol Corp	72,800	7,780,864

		97,275,154

Telecommunication Services - 0.2%

Partner Communications Co Ltd ADR (Israel)	64,000	1,300,480

Utilities - 10.6%

AGL Resources Inc	138,500	4,965,225
AmeriGas Partners LP	28,500	1,391,085
Atmos Energy Corp	179,100	5,587,920
Avista Corp	142,700	3,213,604
Cleco Corp	179,700	5,527,572
Energen Corp	127,500	6,153,150
Great Plains Energy Inc	153,400	2,974,426
OGE Energy Corp	140,700	6,407,478
Southwest Gas Corp	108,800	3,989,696
Suburban Propane Partners LP	60,500	3,393,445
UGI Corp	195,600	6,177,048
Vectren Corp	186,700	4,738,446
Westar Energy Inc	212,400	5,343,984
WGL Holdings Inc	142,900	5,111,533

		64,974,612

Total Common Stocks
(Cost $443,050,430)		578,940,687

CLOSED-END MUTUAL FUND - 1.3%

Central Fund of Canada Ltd ‘A’ (Canada)	393,600	8,159,328

Total Closed-End Mutual Fund
(Cost $4,763,034)		8,159,328

	Principal
	Amount
SHORT-TERM INVESTMENT - 3.7%

Repurchase Agreement - 3.7%

Fixed Income Clearing Corp 0.010% due 01/03/11 (Dated 12/31/10, repurchase price of $22,644,661; collateralized by Freddie Mac: 0.000% due 06/29/11 and value $23,098,445)	$22,644,642	22,644,642

Total Short-Term Investment
(Cost $22,644,642)		22,644,642

TOTAL INVESTMENTS - 99.5%
(Cost $470,458,106)		609,744,657

OTHER ASSETS & LIABILITIES, NET - 0.5%		3,025,276

NET ASSETS - 100.0%		$612,769,933

Notes to Schedule of Investments

(a)	As of December 31, 2010, the portfolio was diversified as a percentage of net assets as follows:

Energy	16.2%
Materials	15.9%
Financials	13.8%
Industrials	11.4%
Utilities	10.6%
Consumer Staples	8.7%
Consumer Discretionary	8.3%
Health Care	6.7%
Short-Term Investment	3.7%
Information Technology	2.7%
Closed-End Mutual Fund	1.3%
Telecommunication Services	0.2%

99.5%
Other Assets & Liabilities, Net	0.5%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 15 in the Notes to Financial Statements) as of December 31, 2010:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2010	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Common Stocks (1)	$578,940,687	$578,940,687	$-	$-
	Closed-End Mutual Fund	8,159,328	8,159,328	-	-
	Short-Term Investment	22,644,642	-	22,644,642	-

	Total	$609,744,657	$587,100,015	$22,644,642	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
HEALTH SCIENCES PORTFOLIO
Schedule of Investments
December 31, 2010

	Shares	Value
WARRANTS - 0.3%

Health Care - 0.3%

Akorn Inc Strike @ $5.40 Exp. 03/08/11 * ◊ + Δ	50,750	$35,881
Anadys Pharmaceuticals Inc Strike @ $2.75 Exp. 06/09/14 * ◊ + Δ	115,150	10,103
Ardea Biosciences Inc Strike @ $11.14 Exp. 12/19/13 * ◊ + Δ	12,024	183,808
ARYx Therapeutics Inc Strike @ $2.64 Exp. 11/13/13 * ◊ + Δ	44,635	162
Cytori Therapeutics Inc Strike @ $6.25 Exp. 02/28/12 * ◊ + Δ	33,925	9,770
Cytori Therapeutics Inc Strike @ $8.50 Exp. 08/11/13 * ◊ + Δ	27,500	6,150
OncoGenex Pharmaceutical Inc Strike @ $20.00 Exp. 10/19/15 * ◊ + Δ	12,820	41,969

		287,843

Total Warrants
(Cost $11,832)		287,843

COMMON STOCKS - 93.4%

Consumer Staples - 1.2%

CVS Caremark Corp	36,891	1,282,700

Health Care - 92.2%

Achillion Pharmaceuticals Inc *	123,400	512,110
Active Biotech AB * (Sweden)	41,107	1,032,924
Aegerion Pharmaceuticals Inc *	46,300	656,071
Alcon Inc (Switzerland)	9,033	1,475,992
Alexion Pharmaceuticals Inc *	82,592	6,652,786
Allergan Inc	12,384	850,409
Allos Therapeutics Inc *	442,600	2,040,386
Allscripts Healthcare Solutions Inc *	30,389	585,596
AMERIGROUP Corp *	59,389	2,608,365
Anadys Pharmaceuticals Inc *	65,095	92,435
Antares Pharma Inc *	60,698	103,187
Ardea Biosciences Inc *	151,771	3,946,046
ARIAD Pharmaceuticals Inc *	661,800	3,375,180
ARYx Therapeutics Inc *	231,282	62,446
AVEO Pharmaceuticals Inc *	29,520	431,582
Baxter International Inc	33,152	1,678,154
BioMarin Pharmaceutical Inc *	217,559	5,858,864
Celgene Corp *	57,512	3,401,260
Centene Corp *	78,551	1,990,482
Chelsea Therapeutics International Ltd *	127,574	956,805
Complete Genomics Inc *	8,934	66,737
Corcept Therapeutics Inc *	211,650	816,969
Cytori Therapeutics Inc *	127,538	661,922
DaVita Inc *	16,915	1,175,423
Dendreon Corp *	32,462	1,133,573
Elan Corp PLC ADR * (Ireland)	207,760	1,190,465
Exact Sciences Corp *	46,564	278,453
Express Scripts Inc *	34,531	1,866,400
Gilead Sciences Inc *	29,500	1,069,080
HeartWare International Inc *	5,900	516,663
Illumina Inc *	24,000	1,520,160
Impax Laboratories Inc *	198,024	3,982,263
Incyte Corp Ltd *	383,800	6,355,728
Intercell AG * (Austria)	73,157	1,133,928
Ironwood Pharmaceuticals Inc ‘A’ *	147,421	1,525,807
Life Technologies Corp *	9,700	538,350
MAKO Surgical Corp *	53,764	818,288
MAP Pharmaceuticals Inc *	165,608	2,772,278
Mylan Inc *	110,547	2,335,858
Nektar Therapeutics *	14,407	185,130
NPS Pharmaceuticals Inc *	193,300	1,527,070
OncoGenex Pharmaceutical Inc *	12,820	215,248
Pacific Biosciences of California Inc *	28,400	451,844
Pharmasset Inc *	24,219	1,051,347
Salix Pharmaceuticals Ltd *	98,131	4,608,232
Sequenom Inc *	87,446	701,317
Shire PLC ADR (United Kingdom)	52,916	3,830,060
Sihuan Pharmaceutical Holdings Group Ltd * (Bermuda)	213,600	156,089
Sinopharm Group Co Ltd ‘H’ (China)	7,300	25,436
Skilled Healthcare Group Inc ‘A’ *	10,882	97,720
Targacept Inc *	42,400	1,123,600
Tengion Inc *	69,100	175,514
Teva Pharmaceutical Industries Ltd ADR (Israel)	59,842	3,119,563
The Medicines Co *	57,863	817,604
United Therapeutics Corp *	69,085	4,367,554
Universal Health Services Inc ‘B’	20,448	887,852
Uroplasty Inc *	30,536	122,755
Vertex Pharmaceuticals Inc *	90,892	3,183,947
Watson Pharmaceuticals Inc *	31,031	1,602,751
WuXi PharmaTech Inc ADR * (Cayman)	34,733	560,591
XenoPort Inc *	108,290	922,631

		97,803,280

Total Common Stocks
(Cost $71,403,539)		99,085,980

	Principal
	Amount
SHORT-TERM INVESTMENT - 11.5%

Repurchase Agreement - 11.5%

Fixed Income Clearing Corp 0.010% due 01/03/11 (Dated 12/31/10, repurchase price of $12,169,007; collateralized by Freddie Mac: 0.000% due 06/29/11 and value $12,413,790)	$12,168,997	12,168,997

Total Short-Term Investment
(Cost $12,168,997)		12,168,997

TOTAL INVESTMENTS - 105.2%
(Cost $83,584,368)		111,542,820

OTHER ASSETS & LIABILITIES, NET - (5.2%)		(5,550,198)

NET ASSETS - 100.0%		$105,992,622

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
HEALTH SCIENCES PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

Notes to Schedule of Investments

(a)	As of December 31, 2010, the portfolio was diversified by health care sector as a percentage of net assets as follows:

Biotechnology	45.5%
Pharmaceuticals	30.2%
Managed Health Care	4.3%
Life Sciences Tools & Services	3.6%
Health Care Equipment	3.0%
Health Care Services	2.9%
Health Care Supplies	1.5%
Drug Retail	1.2%
Others (each less than 1.0%)	1.5%

93.7%
Short-Term Investment	11.5%
Other Assets & Liabilities, Net	(5.2%)

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	Investments with a total aggregate value of $287,843 or 0.3% of the net assets were valued by a Trustee Valuation Committee or determined by a Board approved valuation committee or a delegate of the Board and then approved by the Board.

(d)	As of December 31, 2010, 0.3% of the portfolio’s net assets were reported illiquid by the portfolio manager or adviser under the Fund’s policy.

(e)	Restricted securities as of December 31, 2010 were as follows:

Issuer and			Value as a %
Acquisition Date	Cost	Value	of Net Assets
Akorn Inc Warrants (Exp. 03/08/11) Acq. 03/08/06	$-	$35,881	0.0%
Anadys Pharmaceuticals Inc Warrants (Exp. 06/09/14) Acq. 06/04/09	-	10,103	0.0%
Ardea Biosciences Inc Warrants (Exp. 12/19/13) Acq. 12/19/08	1,503	183,808	0.2%
ARYx Therapeutics Inc Warrants (Exp. 11/13/13) Acq. 11/13/08	5,579	162	0.0%
Cytori Therapeutics Inc Warrants (Exp. 02/28/12) Acq. 02/23/07	4,750	9,770	0.0%
Cytori Therapeutics Inc Warrants (Exp. 08/11/13) Acq. 08/11/08	-	6,150	0.0%
OncoGenex Pharmaceutical Inc Warrants (Exp. 10/19/15) Acq. 10/19/10	-	41,969	0.1%

	$11,832	$287,843	0.3%

(f)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 15 in the Notes to Financial Statements) as of December 31, 2010:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2010	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Warrants (1)	$287,843	$-	$287,843	$-
	Common Stocks
	Consumer Staples	1,282,700	1,282,700	-	-
	Health Care	97,803,280	96,643,916	1,159,364	-

		99,085,980	97,926,616	1,159,364	-
	Short-Term Investment	12,168,997	-	12,168,997	-

	Total	$111,542,820	$97,926,616	$13,616,204	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
REAL ESTATE PORTFOLIO
Schedule of Investments
December 31, 2010

	Shares	Value
COMMON STOCKS - 95.9%

Consumer Discretionary - 3.0%

Starwood Hotels & Resorts Worldwide Inc	304,052	$18,480,280

Financials - 91.5%

Acadia Realty Trust REIT	317,063	5,783,229
AMB Property Corp REIT	497,785	15,784,762
American Campus Communities Inc REIT	37,540	1,192,270
Apartment Investment & Management Co ‘A’ REIT	25,110	648,842
AvalonBay Communities Inc REIT	221,550	24,935,452
BioMed Realty Trust Inc REIT	73,010	1,361,637
Boston Properties Inc REIT	370,315	31,884,121
BRE Properties Inc REIT	2,980	129,630
Brookfield Properties Corp (NYSE) (Canada)	730,011	12,797,093
Camden Property Trust REIT	300,236	16,206,739
Colony Financial Inc REIT	3,786	75,796
CommonWealth REIT	33,558	856,065
Coresite Realty Corp REIT	144,470	1,970,571
Cousins Properties Inc REIT	613,565	5,117,132
CreXus Investment Corp REIT	123,550	1,618,505
DCT Industrial Trust Inc REIT	888,210	4,716,395
Digital Realty Trust Inc REIT	137,650	7,094,481
Douglas Emmett Inc REIT	156,730	2,601,718
Duke Realty Corp REIT	175,810	2,190,593
Equity Lifestyle Properties Inc REIT	210,707	11,784,843
Equity One Inc REIT	2,200	39,996
Equity Residential REIT	1,073,632	55,775,182
Federal Realty Investment Trust REIT	112,346	8,755,124
Forest City Enterprises Inc ‘A’ *	832,443	13,893,474
General Growth Properties Inc REIT	981,910	15,199,967
HCP Inc REIT	742,238	27,306,936
Healthcare Realty Trust Inc REIT	467,420	9,895,281
Host Hotels & Resorts Inc REIT	2,556,911	45,692,000
Hudson Pacific Properties Inc REIT	163,240	2,456,762
Kite Realty Group Trust REIT	136,810	740,142
Liberty Property Trust REIT	128,108	4,089,207
LTC Properties Inc REIT	53,220	1,494,418
Mack-Cali Realty Corp REIT	323,074	10,680,826
Nationwide Health Properties Inc REIT	112,740	4,101,481
Parkway Properties Inc REIT	2,430	42,574
Plum Creek Timber Co Inc REIT	119,353	4,469,770
Post Properties Inc REIT	111,911	4,062,369
PS Business Parks Inc REIT	74,857	4,171,032
Public Storage REIT	297,697	30,192,430
Rayonier Inc REIT	32,500	1,706,900
Regency Centers Corp REIT	687,929	29,058,121
Retail Opportunity Investments Corp REIT	470,051	4,658,205
Senior Housing Properties Trust REIT	511,887	11,230,801
Simon Property Group Inc REIT	737,867	73,410,388
Sovran Self Storage Inc REIT	85,027	3,129,844
Starwood Property Trust Inc REIT	309,400	6,645,912
Taubman Centers Inc REIT	62,160	3,137,837
The Macerich Co REIT	91,755	4,346,434
Ventas Inc REIT	104,980	5,509,350
Vornado Realty Trust REIT	420,084	35,005,600
Winthrop Realty Trust REIT	146,500	1,873,735

		571,521,972

Health Care - 1.4%

Assisted Living Concepts Inc ‘A’ *	222,069	7,223,905
Capital Senior Living Corp *	224,040	1,501,068

		8,724,973

Total Common Stocks
(Cost $450,131,635)		598,727,225

	Principal
	Amount
SHORT-TERM INVESTMENT - 3.7%

Repurchase Agreement - 3.7%

Fixed Income Clearing Corp 0.010% due 01/03/11 (Dated 12/31/10, repurchase price of $22,894,010; collateralized by Federal Home Loan Bank: 0.540% due 05/27/11 and value $23,353,238)	$22,893,991	$22,893,991

Total Short-Term Investment
(Cost $22,893,991)		22,893,991

TOTAL INVESTMENTS - 99.6%
(Cost $473,025,626)		621,621,216

OTHER ASSETS & LIABILITIES, NET - 0.4%		2,677,431

NET ASSETS - 100.0%		$624,298,647

Notes to Schedule of Investments

(a)	As of December 31, 2010, the portfolio was diversified by property sector as a percentage of net assets as follows:

Specialized	23.2%
Retail	22.5%
Residential	18.4%
Diversified	9.1%
Office	9.1%
Real Estate Operating Companies	4.7%
Industrial	3.3%
Hotels, Resorts & Cruise Lines	2.9%
Health Care Facilities	1.4%
Mortgage	1.3%

95.9%
Short-Term Investment	3.7%
Other Assets & Liabilities, Net	0.4%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
REAL ESTATE PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

(c)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 15 in the Notes to Financial Statements) as of December 31, 2010:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2010	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Common Stocks (1)	$598,727,225	$598,727,225	$-	$-
	Short-Term Investment	22,893,991	-	22,893,991	-

	Total	$621,621,216	$598,727,225	$22,893,991	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
TECHNOLOGY PORTFOLIO
Schedule of Investments
December 31, 2010

	Shares	Value
COMMON STOCKS - 92.7%

Consumer Discretionary - 0.9%

Amazon.com Inc *	2,000	$360,000
Virgin Media Inc	17,400	473,976

		833,976

Health Care - 2.7%

Baxter International Inc	19,500	987,090
Gilead Sciences Inc *	15,200	550,848
Life Technologies Corp *	3,300	183,150
Thermo Fisher Scientific Inc *	9,600	531,456
Thoratec Corp *	5,600	158,592

		2,411,136

Industrials - 2.3%

General Dynamics Corp	23,400	1,660,464
Nidec Corp (Japan)	4,600	463,837

		2,124,301

Information Technology - 86.4%

Advanced Micro Devices Inc *	98,976	809,624
Amdocs Ltd * (United Kingdom)	137,200	3,768,884
Amkor Technology Inc *	155,900	1,152,101
Apple Inc *	13,300	4,290,048
ASML Holding NV ‘NY’ (Netherlands)	58,400	2,239,056
Aspen Technology Inc *	58,596	744,169
Avnet Inc *	38,500	1,271,655
BMC Software Inc *	102,400	4,827,136
Check Point Software Technologies Ltd * (Israel)	63,738	2,948,520
Cisco Systems Inc *	81,700	1,652,791
Elster Group SE ADR * (Germany)	12,298	207,836
Equinix Inc *	3,909	317,645
Google Inc ‘A’ *	5,200	3,088,644
Hewlett-Packard Co	86,500	3,641,650
Intel Corp	165,200	3,474,156
Jabil Circuit Inc	27,700	556,493
JDA Software Group Inc *	60,000	1,680,000
KLA-Tencor Corp	68,800	2,658,432
Lam Research Corp *	12,400	642,072
Marvell Technology Group Ltd * (Bermuda)	122,853	2,278,923
McAfee Inc *	4,900	226,919
Mentor Graphics Corp *	15,100	181,200
Micro Focus International PLC (United Kingdom)	27,635	167,750
Microsoft Corp	140,900	3,933,928
Novellus Systems Inc *	58,200	1,881,024
Nuance Communications Inc *	177,900	3,234,222
ON Semiconductor Corp *	26,400	260,832
Open Text Corp * (Canada)	30,378	1,399,211
Oracle Corp	117,500	3,677,750
Parametric Technology Corp *	139,700	3,147,441
QUALCOMM Inc	73,500	3,637,515
SciQuest Inc *	3,905	50,804
Spansion Inc ‘A’ *	14,525	300,667
Symantec Corp *	255,900	4,283,766
Synopsys Inc *	229,882	6,186,125
Teradata Corp *	4,200	172,872
Teradyne Inc *	21,500	301,860
Toshiba Corp (Japan)	81,000	439,610
VeriSign Inc	11,600	378,972
Xerox Corp	163,200	1,880,064

		77,992,367

Telecommunication Services - 0.4%

China Mobile Ltd (Hong Kong)	34,000	337,323

Total Common Stocks
(Cost $71,141,131)		83,699,103

	Principal
	Amount
SHORT-TERM INVESTMENT - 7.8%

Repurchase Agreement - 7.8%

Fixed Income Clearing Corp 0.010% due 01/03/11 (Dated 12/31/10, repurchase price of $7,032,237; collateralized by Freddie Mac: 0.000% due 06/29/11 and value $7,176,410)	$7,032,231	7,032,231

Total Short-Term Investment
(Cost $7,032,231)		7,032,231

TOTAL INVESTMENTS - 100.5%
(Cost $78,173,362)		90,731,334

OTHER ASSETS & LIABILITIES, NET - (0.5%)		(471,507)

NET ASSETS - 100.0%		$90,259,827

Notes to Schedule of Investments

(a)	As of December 31, 2010, the portfolio was diversified by technology sector as a percentage of net assets as follows:

Systems Software	22.0%
Application Software	17.0%
Semiconductor Equipment	9.8%
Computer Hardware	9.3%
Semiconductors	7.9%
Communications Equipment	5.9%
Internet Software & Services	5.8%
IT Consulting & Other Services	4.4%
Office Electronics	2.1%
Aerospace & Defense	1.8%
Technology Distributors	1.4%
Health Care Equipment	1.3%
Others (each less than 1.0%)	4.0%

92.7%
Short-Term Investment	7.8%
Other Assets & Liabilities, Net	(0.5%)

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
TECHNOLOGY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

(c)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 15 in the Notes to Financial Statements) as of December 31, 2010:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2010	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Common Stocks
	Consumer Discretionary	$833,976	$833,976	$-	$-
	Health Care	2,411,136	2,411,136	-	-
	Industrials	2,124,301	1,660,464	463,837	-
	Information Technology	77,992,367	77,385,007	607,360	-
	Telecommunication Services	337,323	-	337,323	-

		83,699,103	82,290,583	1,408,520	-
	Short-Term Investment	7,032,231	-	7,032,231	-

	Total	$90,731,334	$82,290,583	$8,440,751	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
EMERGING MARKETS PORTFOLIO
Schedule of Investments
December 31, 2010

	Shares	Value
PREFERRED STOCKS - 8.2%

Brazil - 7.6%

Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	201,220	$8,447,216
Cia de Bebidas das Americas ADR	614,150	19,057,074
Lojas Americanas SA	1,690,928	15,595,246
Petroleo Brasileiro SA ADR	1,891,000	64,615,470
Vale SA ADR	1,075,270	32,494,659

		140,209,665

Colombia - 0.6%

BanColombia SA ADR	177,750	11,004,502

Total Preferred Stocks
(Cost $112,514,117)		151,214,167

COMMON STOCKS - 90.0%

Belgium - 0.0%

Anheuser-Busch InBev NV	14,780	844,511

Bermuda - 1.7%

Credicorp Ltd	80,043	9,517,913
Dairy Farm International Holdings Ltd	840,000	7,803,600
VimpelCom Ltd ADR	982,940	14,783,418

		32,104,931

Brazil - 8.0%

Anhanguera Educacional Participacoes SA	391,800	9,440,964
B2W Cia Global do Varejo	886,400	16,820,241
BM&F BOVESPA SA	2,424,943	19,180,423
Cyrela Brazil Realty SA Empreendimentos e Paricipacoes	1,051,300	13,837,895
Diagnosticos da America SA	681,840	9,241,807
Embraer SA ADR	775,443	22,798,024
Estacio Participacoes SA	669,100	10,882,952
Fleury SA	83,000	1,332,500
MRV Engenharia e Participacoes SA	983,100	9,244,693
Multiplan Empreendimentos Imobiliarios SA	347,000	7,713,434
Natura Cosmeticos SA	970,150	27,871,357

		148,364,290

Canada - 0.6%

Niko Resources Ltd	110,440	11,460,524

Cayman - 2.1%

Ambow Education Holding Ltd ADR *	236,300	3,320,015
Baidu Inc ADR *	40,120	3,872,784
Ctrip.com International Ltd ADR *	85,170	3,445,126
Eurasia Drilling Co Ltd GDR	6,890	223,925
Li Ning Co Ltd	2,229,000	4,729,123
New Oriental Education & Technology Group ADR *	8,530	897,612
Tencent Holdings Ltd	745,800	16,392,204
Tingyi Holding Corp	2,386,000	6,168,450

		39,049,239

Chile - 0.8%

Banco Santander Chile SA	48,282,391	4,363,985
Cencosud SA	1,349,869	10,614,355

		14,978,340

China - 1.7%

China Shenhua Energy Co Ltd ‘H’	2,463,500	10,324,365
PetroChina Co Ltd ‘H’	13,366,000	17,486,074
Shanghai Zhenhua Heavy Industries Co Ltd ‘B’ *	5,269,959	3,255,375

		31,065,814

Colombia - 0.3%

Almacenes Exito SA GDR ~	404,100	4,916,564

Denmark - 1.2%

Carlsberg AS ‘B’	215,520	21,632,908

Egypt - 1.5%

Commercial International Bank SAE	1,654,648	13,476,931
Eastern Co SAE	138,798	2,869,209
Egyptian Financial Group-Hermes Holding	2,074,079	11,984,177

		28,330,317

France - 0.7%

CFAO SA	285,626	12,441,154

Hong Kong - 7.1%

AIA Group Ltd *	1,885,000	5,298,895
China Mobile Ltd	2,344,000	23,255,480
China Resources Enterprise Ltd	4,750,000	19,451,308
CNOOC Ltd	15,407,000	36,872,552
Hang Lung Group Ltd	1,166,000	7,675,803
Hang Lung Properties Ltd	4,128,000	19,188,197
Hong Kong Exchanges & Clearing Ltd	914,500	20,734,143

		132,476,378

India - 12.3%

Asian Paints Ltd	42,265	2,725,882
Colgate-Palmolive India Ltd	385,666	7,502,439
Divi’s Laboratories Ltd	424,696	6,115,674
HDFC Bank Ltd ADR	112,102	18,733,365
Hindustan Unilever Ltd	3,521,353	24,566,739
Housing Development Finance Corp Ltd	1,492,465	24,250,923
ICICI Bank Ltd ADR	354,600	17,956,944
Infosys Technologies Ltd	984,616	75,549,950
Sun Pharmaceutical Industries Ltd	765,500	8,269,579
Tata Consultancy Services Ltd	924,473	24,064,439
Zee Entertainment Enterprises Ltd	5,699,582	18,733,988
Zee Learn Ltd *	577,028	359,392

		228,829,314

Indonesia - 2.3%

P.T. Astra International Tbk	2,334,270	14,106,973
P.T. Bank Central Asia Tbk	6,340,900	4,495,923
P.T. Telekomunikasi Indonesia Tbk	17,826,353	15,729,135
P.T. Unilever Indonesia Tbk	4,631,500	8,472,295

		42,804,326

Kenya - 0.1%

East African Breweries Ltd	608,663	1,536,723

Luxembourg - 1.5%

Tenaris SA ADR	565,120	27,679,578

Mexico - 10.3%

America Movil SAB de CV ‘L’ ADR	1,117,660	64,086,624
Fomento Economico Mexicano SAB de CV	3,721,400	20,806,694

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
EMERGING MARKETS PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Shares	Value
Fomento Economico Mexicano SAB de CV ADR	552,980	$30,922,642
Grupo Financiero Inbursa SAB de CV ‘O’	1,825,685	8,018,231
Grupo Modelo SAB de CV ‘C’	3,056,800	18,996,712
Grupo Televisa SAB ADR *	721,330	18,704,087
SARE Holding SAB de CV ‘B’ *	7,166,384	2,170,225
Wal-Mart de Mexico SAB de CV ‘V’	9,693,560	27,699,250

		191,404,465

Nigeria - 0.3%

Nigerian Breweries PLC	10,247,631	5,157,525

Norway - 0.3%

DNO International ASA *	4,096,720	6,439,000

Philippines - 2.9%

Jollibee Foods Corp	3,834,388	7,782,229
Philippine Long Distance Telephone Co	135,430	7,882,509
SM Investments Corp	781,620	9,684,654
SM Prime Holdings Inc	109,325,520	28,342,578

		53,691,970

Russia - 4.7%

Magnit OJSC	352,043	47,041,620
NovaTek OAO GDR (LI)	173,200	20,721,450
NovaTek OAO GDR (OTC) ~ Δ	162,866	19,485,102

		87,248,172

South Africa - 6.4%

Anglo Platinum Ltd *	233,092	24,591,492
Impala Platinum Holdings Ltd	1,153,925	40,868,431
JSE Ltd	89,698	1,075,695
MTN Group Ltd	1,342,407	27,396,919
Standard Bank Group Ltd	1,468,118	23,975,805

		117,908,342

South Korea - 4.5%

MegaStudy Co Ltd *	57,531	8,906,798
NHN Corp *	258,639	51,629,307
Shinsegae Co Ltd *	41,722	22,572,304

		83,108,409

Taiwan - 8.5%

Epistar Corp	6,998,500	25,545,616
HTC Corp	1,987,437	61,270,284
MediaTek Inc	1,344,409	19,242,745
Synnex Technology International Corp	3,701,838	9,985,664
Taiwan Semiconductor Manufacturing Co Ltd	16,695,376	40,641,542

		156,685,851

Thailand - 0.2%

Siam Commercial Bank PCL	1,230,800	4,225,973

Turkey - 2.7%

Anadolu Efes Biracilik Ve Malt Sanayii AS	394,388	5,956,736
BIM Birlesik Magazalar AS	395,448	13,416,621
Enka Insaat ve Sanayi AS	4,160,748	15,491,335
Haci Omer Sabanci Holding AS	3,082,331	14,347,045
Turkiye Garanti Bankasi AS	32,051	161,870

		49,373,607

United Arab Emirates - 0.9%

DP World Ltd	25,381,700	15,972,095

United Kingdom - 6.0%

Anglo American PLC	646,798	33,835,856
Antofagasta PLC	167,840	4,246,881
Cairn Energy PLC *	2,601,670	17,080,370
SABMiller PLC	1,054,370	37,144,687
Tullow Oil PLC	928,610	18,337,811

		110,645,605

United States - 0.4%

Sohu.com Inc *	130,580	8,290,524

Total Common Stocks
(Cost $1,074,847,852)		1,668,666,449

EQUITY-LINKED STRUCTURED SECURITIES - 0.1%

Vietnam - 0.1%

UBS AG (for Vietnam Dairy Products) Exp. 02/10/12 * Δ	461,370	2,034,434

Total Equity-Linked Structured Securities
(Cost $2,150,304)		2,034,434

	Principal
	Amount
SHORT-TERM INVESTMENT - 1.6%

Repurchase Agreement - 1.6%

Fixed Income Clearing Corp 0.010% due 01/03/11 (Dated 12/31/10, repurchase price of $29,552,851; collateralized by Freddie Mac: 0.000% due 06/29/11 and value $30,144,920)	$29,552,827	29,552,827

Total Short-Term Investment
(Cost $29,552,827)		29,552,827

TOTAL INVESTMENTS - 99.9%
(Cost $1,219,065,100)		1,851,467,877

OTHER ASSETS & LIABILITIES, NET - 0.1%		1,830,953

NET ASSETS - 100.0%		$1,853,298,830

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
EMERGING MARKETS PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

Notes to Schedule of Investments

(a)	As of December 31, 2010, the portfolio was diversified as a percentage of net assets as follows:

Consumer Staples	21.7%
Information Technology	18.2%
Financials	15.0%
Energy	13.5%
Consumer Discretionary	9.2%
Telecommunication Services	8.3%
Materials	7.5%
Industrials	3.6%
Short-Term Investment	1.6%
Health Care	1.3%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	As of December 31, 2010, the portfolio was diversified by geographical region as a percentage of net assets as follows:

Brazil	15.6%
India	12.3%
Mexico	10.3%
Taiwan	8.5%
Hong Kong	7.1%
South Africa	6.4%
United Kingdom	6.0%
Russia	4.7%
South Korea	4.5%
Philippines	2.9%
Turkey	2.7%
Indonesia	2.3%
Cayman	2.1%
United States	2.0%
Bermuda	1.7%
China	1.7%
Egypt	1.5%
Luxembourg	1.5%
Denmark	1.2%
Others (each less than 1.0%)	4.9%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

(c)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(d)	As of December 31, 2010, 1.2% of the portfolio’s net assets were reported illiquid by the portfolio manager or adviser under the Fund’s policy.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
EMERGING MARKETS PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

(e)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 15 in the Notes to Financial Statements) as of December 31, 2010:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2010	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Preferred Stocks (1)	$151,214,167	$151,214,167	$-	$-
	Common Stocks
	Belgium	844,511	-	844,511	-
	Bermuda	32,104,931	32,104,931	-	-
	Brazil	148,364,290	148,364,290	-	-
	Canada	11,460,524	11,460,524	-	-
	Cayman	39,049,239	11,759,462	27,289,777	-
	Chile	14,978,340	14,978,340	-	-
	China	31,065,814	-	31,065,814	-
	Colombia	4,916,564	-	4,916,564	-
	Denmark	21,632,908	-	21,632,908	-
	Egypt	28,330,317	2,869,209	25,461,108	-
	France	12,441,154	-	12,441,154	-
	Hong Kong	132,476,378	5,298,895	127,177,483	-
	India	228,829,314	44,552,140	184,277,174	-
	Indonesia	42,804,326	15,729,135	27,075,191	-
	Kenya	1,536,723	1,536,723	-	-
	Luxembourg	27,679,578	27,679,578	-	-
	Mexico	191,404,465	191,404,465	-	-
	Nigeria	5,157,525	5,157,525	-	-
	Norway	6,439,000	-	6,439,000	-
	Philippines	53,691,970	-	53,691,970	-
	Russia	87,248,172	-	87,248,172	-
	South Africa	117,908,342	1,075,695	116,832,647	-
	South Korea	83,108,409	22,572,304	60,536,105	-
	Taiwan	156,685,851	-	156,685,851	-
	Thailand	4,225,973	-	4,225,973	-
	Turkey	49,373,607	-	49,373,607	-
	United Arab Emirates	15,972,095	-	15,972,095	-
	United Kingdom	110,645,605	-	110,645,605	-
	United States	8,290,524	8,290,524	-	-

		1,668,666,449	544,833,740	1,123,832,709	-
	Equity-Linked Structured Securities	2,034,434	-	2,034,434	-
	Short-Term Investment	29,552,827	-	29,552,827	-

	Total	$1,851,467,877	$696,047,907	$1,155,419,970	$-

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the portfolio’s assets and liabilities (See Note 15 in the Notes to Financial Statements) for the year ended December 31, 2010:

Change in Net
Unrealized
Appreciation
(Depreciation)
on Level 3
				Total Change	Transfers		Holdings
	Value,	Net		in Net	In and/or		Held at the End
	Beginning	Purchases	Total Net	Unrealized	Out of	Value,	of Year,
	of Year	(Sales)	Realized Gains	Appreciation	Level 3	End of Year	if Applicable
Common Stocks
Russia	$15,772,846	($5,739,673)	$3,112,742	$6,339,187	($19,485,102)	$-	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further geographical region breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
INTERNATIONAL LARGE-CAP PORTFOLIO
Schedule of Investments
December 31, 2010

	Shares	Value
COMMON STOCKS - 99.4%

Australia - 0.5%

Westpac Banking Corp	562,830	$12,786,324

Austria - 0.6%

Erste Group Bank AG	297,119	14,023,018

Bermuda - 1.8%

Esprit Holdings Ltd	4,331,200	20,547,401
Li & Fung Ltd	4,285,200	25,055,781

		45,603,182

Brazil - 0.7%

Banco Santander Brasil SA ADR	1,257,234	17,098,382

Canada - 2.7%

Canadian National Railway Co (NYSE)	1,019,644	67,775,737

Czech Republic - 0.7%

Komercni Banka AS	69,866	16,530,846

France - 13.5%

Air Liquide SA	383,369	48,539,688
AXA SA	597,886	9,952,003
Danone SA	550,397	34,607,135
Legrand SA	568,072	23,171,493
LVMH Moet Hennessy Louis Vuitton SA	469,973	77,406,191
Pernod-Ricard SA	387,512	36,475,957
Schneider Electric SA	563,364	84,467,975
Total SA	399,830	21,295,802

		335,916,244

Germany - 11.1%

Bayer AG	573,299	42,496,841
Beiersdorf AG	639,027	35,459,515
Deutsche Boerse AG	472,679	32,657,683
Linde AG	665,246	100,637,288
MAN SE	175,771	20,935,222
Merck KGaA	289,532	23,179,841
SAP AG	378,389	19,298,701

		274,665,091

Hong Kong - 1.7%

AIA Group Ltd *	2,071,000	5,821,757
China Unicom Ltd	14,452,000	20,647,177
CNOOC Ltd	6,545,000	15,663,715

		42,132,649

India - 3.3%

ICICI Bank Ltd ADR	709,631	35,935,714
Infosys Technologies Ltd ADR	596,041	45,346,799

		81,282,513

Japan - 11.6%

Aeon Credit Service Co Ltd	418,600	5,890,107
Canon Inc	831,200	42,694,810
Denso Corp	593,600	20,407,279
FANUC Corp	185,200	28,308,993
Hirose Electric Co Ltd	45,400	5,101,694
HOYA Corp	1,739,400	42,057,279
INPEX Corp	6,689	39,059,684
Konica Minolta Holdings Inc	1,177,500	12,169,882
Lawson Inc	617,100	30,464,189
Nomura Holdings Inc	2,453,300	15,566,370
Shin-Etsu Chemical Co Ltd	836,500	45,084,472

		286,804,759

Mexico - 0.3%

America Movil SAB de CV ‘L’ ADR	147,296	8,445,952

Netherlands - 8.9%

Akzo Nobel NV	719,752	44,780,751
Heineken NV	1,374,892	67,433,430
ING Groep NV CVA *	4,216,913	41,138,844
Randstad Holding NV *	588,621	31,107,834
Wolters Kluwer NV	1,672,265	36,673,910

		221,134,769

Singapore - 1.1%

Keppel Corp Ltd	838,000	7,394,149
Singapore Telecommunications Ltd	8,353,680	19,851,184
Singapore Telecommunications Ltd Board Lot 10	9,000	21,522

		27,266,855

South Africa - 1.0%

MTN Group Ltd	1,158,817	23,650,067

South Korea - 1.6%

Samsung Electronics Co Ltd	46,714	39,012,538

Spain - 1.1%

Banco Santander SA	1,603,104	17,082,272
Red Electrica Corp SA	197,628	9,316,447

		26,398,719

Sweden - 0.8%

Svenska Cellulosa AB ‘B’	1,278,763	20,190,188

Switzerland - 13.3%

Cie Financiere Richemont SA ‘A’	486,111	28,585,186
Givaudan SA	28,907	31,205,215
Julius Baer Group Ltd	1,157,447	54,195,190
Nestle SA	1,605,389	94,049,580
Roche Holding AG	370,137	54,259,413
Sonova Holding AG	115,647	14,907,643
Swiss Reinsurance Co Ltd	325,193	17,445,566
UBS AG (XVTX) *	2,126,262	34,910,361

		329,558,154

Taiwan - 1.8%

Taiwan Semiconductor Manufacturing Co Ltd ADR	3,510,298	44,019,137

United Kingdom - 19.4%

Barclays PLC	2,998,153	12,391,078
BG Group PLC	996,338	20,211,029
Burberry Group PLC	1,212,162	21,303,755
Compass Group PLC	1,858,770	16,870,118
Diageo PLC	2,995,965	55,509,566
Hays PLC	7,198,365	14,534,997
HSBC Holdings PLC (LI)	7,160,993	73,186,575
Reckitt Benckiser Group PLC	1,296,374	71,320,040
Royal Dutch Shell PLC ‘A’ (LI)	1,156,853	38,625,680
Smiths Group PLC	1,457,332	28,330,163
Standard Chartered PLC	1,575,238	42,524,719
Tesco PLC	6,219,831	41,244,040

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
INTERNATIONAL LARGE-CAP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Shares	Value
William Hill PLC	2,642,280	$7,052,431
WPP PLC	3,083,398	38,118,916

		481,223,107

United States - 1.9%

Synthes Inc	354,227	47,812,502

Total Common Stocks
(Cost $2,153,735,434)		2,463,330,733

	Principal
	Amount
SHORT-TERM INVESTMENTS - 0.5%

Commercial Paper - 0.5%

HSBC USA Inc
0.150% due 01/03/11	$11,782,000	11,781,902

Repurchase Agreement - 0.0%

Fixed Income Clearing Corp 0.010% due 01/03/11 (Dated 12/31/10, repurchase price of $765,699; collateralized by Freddie Mac: 0.000% due 06/29/11 and value $784,608)	765,699	765,699

Total Short-Term Investments
(Cost $12,547,601)		12,547,601

TOTAL INVESTMENTS - 99.9%
(Cost $2,166,283,035)		2,475,878,334

OTHER ASSETS & LIABILITIES, NET - 0.1%		3,503,083

NET ASSETS - 100.0%		$2,479,381,417

Notes to Schedule of Investments

(a)	As of December 31, 2010, the portfolio was diversified as a percentage of net assets as follows:

Consumer Staples	18.8%
Financials	18.5%
Industrials	12.3%
Consumer Discretionary	11.8%
Materials	11.7%
Information Technology	10.1%
Health Care	7.4%
Energy	5.5%
Telecommunication Services	2.9%
Short-Term Investments	0.5%
Utilities	0.4%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	As of December 31, 2010, the portfolio was diversified by geographical region as a percentage of net assets as follows:

United Kingdom	19.4%
France	13.5%
Switzerland	13.3%
Japan	11.6%
Germany	11.1%
Netherlands	8.9%
India	3.3%
Canada	2.7%
United States	2.4%
Bermuda	1.8%
Taiwan	1.8%
Hong Kong	1.7%
South Korea	1.6%
Singapore	1.1%
Spain	1.1%
South Africa	1.0%
Others (each less than 1.0%)	3.6%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

(c)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
INTERNATIONAL LARGE-CAP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

(d)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 15 in the Notes to Financial Statements) as of December 31, 2010:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2010	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Common Stocks
	Australia	$12,786,324	$-	$12,786,324	$-
	Austria	14,023,018	-	14,023,018	-
	Bermuda	45,603,182	-	45,603,182	-
	Brazil	17,098,382	17,098,382	-	-
	Canada	67,775,737	67,775,737	-	-
	Czech Republic	16,530,846	-	16,530,846	-
	France	335,916,244	-	335,916,244	-
	Germany	274,665,091	35,459,515	239,205,576	-
	Hong Kong	42,132,649	5,821,757	36,310,892	-
	India	81,282,513	81,282,513	-	-
	Japan	286,804,759	-	286,804,759	-
	Mexico	8,445,952	8,445,952	-	-
	Netherlands	221,134,769	-	221,134,769	-
	Singapore	27,266,855	-	27,266,855	-
	South Africa	23,650,067	-	23,650,067	-
	South Korea	39,012,538	-	39,012,538	-
	Spain	26,398,719	-	26,398,719	-
	Sweden	20,190,188	-	20,190,188	-
	Switzerland	329,558,154	-	329,558,154	-
	Taiwan	44,019,137	44,019,137	-	-
	United Kingdom	481,223,107	-	481,223,107	-
	United States	47,812,502	-	47,812,502	-

		2,463,330,733	259,902,993	2,203,427,740	-
	Short-Term Investments	12,547,601	-	12,547,601	-

	Total	$2,475,878,334	$259,902,993	$2,215,975,341	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
INTERNATIONAL SMALL-CAP PORTFOLIO
Summary Schedule of Investments
December 31, 2010

	Shares	Value
PREFERRED STOCKS - 0.1%

Germany - 0.1%

Other security		$721,524

Total Preferred Stocks
(Cost $257,548)		721,524

COMMON STOCKS - 99.3%

Australia - 8.4%

Challenger Ltd	1,210,935	5,829,711
Other securities		77,740,592

		83,570,303

Austria - 0.6%

Andritz AG	66,055	6,083,776

Belgium - 0.9%

Telenet Group Holding NV	137,001	5,397,628
Other securities		3,975,881

		9,373,509

Bermuda - 2.8%

Catlin Group Ltd	990,252	5,724,001
Other securities		21,709,147

		27,433,148

Canada - 8.3%

Keyera Facilities Income Fund	170,367	6,022,730
Nevsun Resources Ltd *	696,300	5,203,167
Pacific Rubiales Energy Corp	152,900	5,189,958
TELUS Corp	102,000	4,665,554
Other securities		61,735,616

		82,817,025

Cayman - 1.0%

Other securities		9,861,833

Cyprus - 0.3%

Other security		3,381,717

Denmark - 1.1%

Other securities		10,937,155

Finland - 1.7%

Cargotec OYJ ‘B’	98,524	5,138,026
Kesko OYJ ‘B’	115,823	5,412,423
Other securities		6,066,006

		16,616,455

France - 6.5%

Rhodia SA	162,415	5,377,658
SCOR SE	200,855	5,104,375
SEB SA	71,950	7,482,547
Valeo SA *	115,132	6,534,401
Zodiac Aerospace	80,131	6,025,317
Other securities		33,760,837

		64,285,135

Germany - 8.7%

Aareal Bank AG *	172,087	5,233,610
Bertrandt AG	83,224	6,131,486
Hannover Rueckversicherung AG	127,484	6,838,797
Infineon Technologies AG *	593,370	5,530,937
Software AG	41,766	6,121,957
TUI AG *	424,492	5,954,758
Other securities		50,398,835

		86,210,380

Greece - 0.2%

Other security		2,560,703

Hong Kong - 0.5%

Other securities		4,565,603

Ireland - 1.1%

DCC PLC	189,737	5,983,675
Other securities		4,842,480

		10,826,155

Israel - 0.6%

Other securities		5,782,350

Italy - 2.6%

Other securities		26,177,901

Japan - 17.5%

Calsonic Kansei Corp *	1,264,000	5,024,824
Idemitsu Kosan Co Ltd	44,700	4,736,686
Mitsui Matsushima Co Ltd	2,170,000	4,578,922
Sumitomo Real Estate Sales Co Ltd	87,630	4,517,605
The Okinawa Electric Power Co Inc	92,600	4,612,084
Other securities		150,579,775

		174,049,896

Luxembourg - 0.5%

Acergy SA	198,632	4,885,029

Netherlands - 3.0%

Aalberts Industries NV	226,657	4,782,393
ASM International NV *	130,764	4,620,447
Koninklijke Ten Cate NV	139,338	5,223,791
Other securities		15,428,015

		30,054,646

Norway - 0.4%

Other securities		3,812,928

Portugal - 0.1%

Other security		1,449,536

Singapore - 1.3%

Other securities		12,612,558

South Korea - 5.3%

Other securities		52,750,742

Spain - 1.3%

Other securities		12,953,619

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
INTERNATIONAL SMALL-CAP PORTFOLIO
Summary Schedule of Investments (Continued)
December 31, 2010

	Shares	Value

Sweden - 2.4%

Castellum AB	427,112	$5,815,900
NCC AB ‘B’	253,116	5,575,941
Trelleborg AB ‘B’	505,689	5,351,045
Other securities		7,232,734

		23,975,620

Switzerland - 5.3%

Baloise-Holding AG	68,305	6,644,396
Clariant AG *	318,242	6,448,346
Givaudan SA	6,866	7,411,873
Helvetia Holding AG	15,428	5,933,959
Schindler Holding AG	42,601	5,039,502
Valora Holding AG	14,659	5,117,386
Other securities		15,892,632

		52,488,094

United Kingdom - 16.0%

Ashtead Group PLC	1,964,964	5,310,717
Atkins WS PLC	445,071	4,866,433
Beazley PLC Δ	2,962,101	5,327,326
Burberry Group PLC	283,135	4,976,099
Domino’s Pizza UK & IRL PLC	604,031	5,205,784
Firstgroup PLC	985,636	6,132,627
IMI PLC	524,772	7,746,218
ITV PLC *	4,552,269	4,991,537
Melrose PLC	1,114,623	5,405,954
Other securities		108,781,039

		158,743,734

United States - 0.9%

Gran Tierra Energy Inc *	602,100	4,898,913
Other security		4,004,280

		8,903,193

Total Common Stocks
(Cost $769,136,216)		987,162,743

	Principal
	Amount
SHORT-TERM INVESTMENT - 0.6%

Repurchase Agreement - 0.6%

Fixed Income Clearing Corp 0.010% due 01/03/11 (Dated 12/31/10, repurchase price of $6,410,345; collateralized by Freddie Mac: 0.000% due 06/29/11 and value $6,541,728)	$6,410,340	6,410,340

Total Short-Term Investment
(Cost $6,410,340)		6,410,340

TOTAL INVESTMENTS - 100.0%
(Cost $775,804,104)		994,294,607

OTHER ASSETS & LIABILITIES, NET - 0.0%		311,371

NET ASSETS - 100.0%		$994,605,978

Notes to Schedule of Investments

(a)	As of December 31, 2010, the portfolio was diversified as a percentage of net assets as follows:

Industrials	23.0%
Consumer Discretionary	20.6%
Financials	13.3%
Materials	12.6%
Energy	7.6%
Information Technology	7.3%
Health Care	5.3%
Consumer Staples	4.3%
Telecommunication Services	2.8%
Utilities	2.6%
Short-Term Investment	0.6%

100.0%
Other Assets & Liabilities, Net	0.0%

100.0%

(b)	As of December 31, 2010, the portfolio was diversified by geographical region as a percentage of net assets as follows:

Japan	17.5%
United Kingdom	16.0%
Germany	8.8%
Australia	8.4%
Canada	8.3%
France	6.5%
South Korea	5.3%
Switzerland	5.3%
Netherlands	3.0%
Bermuda	2.8%
Italy	2.6%
Sweden	2.4%
Finland	1.7%
United States	1.5%
Spain	1.3%
Singapore	1.3%
Denmark	1.1%
Ireland	1.1%
Cayman	1.0%
Others (each less than 1.0%)	4.1%

100.0%
Other Assets & Liabilities, Net	0.0%

100.0%

(c)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(d)	As of December 31, 2010, 0.9% of the portfolio’s net assets were reported illiquid by the portfolio manager or adviser under the Fund’s policy.

(e)	Other securities represent the portfolio’s securities not identified as a top fifty holding in terms of value, and not exceeding one percent of the portfolio’s net assets as of December 31, 2010.

(f)	A Summary Schedule of Investments is presented for this portfolio. For information on availability of a complete Schedule of Investments, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
INTERNATIONAL SMALL-CAP PORTFOLIO
Summary Schedule of Investments (Continued)
December 31, 2010

(g)	Forward foreign currency contracts outstanding as of December 31, 2010 were as follows:

Contracts		Principal Amount			Unrealized
to Buy or		Covered by			Appreciation
to Sell	Currency	Contracts	Expiration	Counterparty	(Depreciation)
Buy	EUR	9,047,000	01/11	SSB	$121,066
Sell	EUR	9,047,000	01/11	SSB	(240,396)
Buy	GBP	5,587,000	01/11	SSB	(105,211)
Sell	GBP	5,587,000	01/11	SSB	(22,229)
Buy	JPY	662,493,000	01/11	SSB	281,925
Sell	JPY	662,493,000	01/11	SSB	(303,974)

					($268,819)

(h)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 15 in the Notes to Financial Statements) as of December 31, 2010:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2010	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Preferred Stocks (1)	$721,524	$-	$721,524	$-
	Common Stocks
	Australia	83,570,303	-	83,570,303	-
	Austria	6,083,776	-	6,083,776	-
	Belgium	9,373,509	1,183,256	8,190,253	-
	Bermuda	27,433,148	-	27,433,148	-
	Canada	82,817,025	82,817,025	-	-
	Cayman	9,861,833	-	9,861,833	-
	Cyprus	3,381,717	-	3,381,717	-
	Denmark	10,937,155	-	10,937,155	-
	Finland	16,616,455	-	16,616,455	-
	France	64,285,135	-	64,285,135	-
	Germany	86,210,380	8,858,122	77,352,258	-
	Greece	2,560,703	-	2,560,703	-
	Hong Kong	4,565,603	-	4,565,603	-
	Ireland	10,826,155	8,362,124	2,464,031	-
	Israel	5,782,350	-	5,782,350	-
	Italy	26,177,901	-	26,177,901	-
	Japan	174,049,896	-	174,049,896	-
	Luxembourg	4,885,029	-	4,885,029	-
	Netherlands	30,054,646	-	30,054,646	-
	Norway	3,812,928	-	3,812,928	-
	Portugal	1,449,536	-	1,449,536	-
	Singapore	12,612,558	-	12,612,558	-
	South Korea	52,750,742	-	52,750,742	-
	Spain	12,953,619	-	12,953,619	-
	Sweden	23,975,620	-	23,975,620	-
	Switzerland	52,488,094	3,718,363	48,769,731	-
	United Kingdom	158,743,734	4,599,327	154,144,407	-
	United States	8,903,193	8,903,193	-	-

		987,162,743	118,441,410	868,721,333	-
	Short-Term Investment	6,410,340	-	6,410,340	-
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	402,991	-	402,991	-

	Total Assets	994,697,598	118,441,410	876,256,188	-

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(671,810)	-	(671,810)	-

	Total Liabilities	(671,810)	-	(671,810)	-

	Total	$994,025,788	$118,441,410	$875,584,378	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
INTERNATIONAL SMALL-CAP PORTFOLIO
Summary Schedule of Investments (Continued)
December 31, 2010

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the portfolio’s assets and liabilities (See Note 15 in the Notes to Financial Statements) for the year ended December 31, 2010:

Change in Net
Unrealized
Appreciation
(Depreciation)
on Level 3
				Total Change	Transfers		Holdings
	Value,	Net		in Net	In and/or		Held at the End
	Beginning	Purchases	Total Net	Unrealized	Out of	Value,	of Year,
	of Year	(Sales)	Realized Gains	Appreciation	Level 3	End of Year	if Applicable
Common Stocks
Australia	$25,103	($50,988)	$25,375	$510	$-	$-	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further geographical region breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
INTERNATIONAL VALUE PORTFOLIO
Schedule of Investments
December 31, 2010

	Shares	Value
PREFERRED STOCKS - 1.7%

Germany - 1.7%

Volkswagen AG	175,800	$28,582,900

Total Preferred Stocks
(Cost $29,119,266)		28,582,900

COMMON STOCKS - 95.6%

Australia - 1.4%

QBE Insurance Group Ltd	1,243,500	23,093,164

Austria - 1.1%

Erste Group Bank AG	373,300	17,618,505

Belgium - 1.0%

KBC Groep NV *	465,400	15,857,411

Canada - 1.2%

First Quantum Minerals Ltd	187,300	20,344,363
Penn West Energy Trust	2,938	70,443

		20,414,806

China - 0.8%

China Merchants Bank Co Ltd ‘H’	5,562,000	14,087,582

Finland - 2.1%

Nokia OYJ	1,610,600	16,683,794
UPM-Kymmene OYJ	1,021,900	18,115,988

		34,799,782

France - 11.5%

BNP Paribas	363,700	23,162,646
GDF Suez	1,046,200	37,574,191
PPR	125,700	20,012,782
Sanofi-Aventis SA	574,400	36,824,962
Schneider Electric SA	148,400	22,250,352
Societe Generale	306,300	16,480,915
Sodexo	224,300	15,477,633
Vivendi SA	730,300	19,733,777

		191,517,258

Germany - 10.7%

Allianz SE	222,500	26,436,295
BASF SE	463,000	36,948,508
Bayer AG	419,000	31,059,145
Daimler AG (XETR) *	367,000	24,832,836
Hamburger Hafen und Logistik AG	186,100	8,586,410
Lanxess AG	172,900	13,594,602
Siemens AG	297,200	36,815,283

		178,273,079

Hong Kong - 2.2%

Hutchison Whampoa Ltd	1,987,000	20,491,945
Sun Hung Kai Properties Ltd	974,000	16,097,626

		36,589,571

Italy - 1.2%

Snam Rete Gas SPA	3,927,200	19,556,352

Japan - 20.3%

East Japan Railway Co	262,000	17,000,964
FUJIFILM Holdings Corp	560,700	20,195,668
Fujitsu Ltd	2,514,000	17,417,859
Japan Tobacco Inc	3,290	12,148,558
JX Holdings Inc	2,806,700	18,993,029
KDDI Corp	3,932	22,674,806
Marubeni Corp	1,909,000	13,364,504
Mitsubishi Electric Corp	1,926,000	20,125,279
Mitsui & Co Ltd	1,388,500	22,846,240
Nintendo Co Ltd	58,100	16,962,393
Nippon Express Co Ltd	2,727,000	12,246,647
Nippon Telegraph & Telephone Corp	394,300	17,955,543
Nissan Motor Co Ltd	3,691,700	34,922,921
Ricoh Co Ltd	1,032,000	15,047,588
Shiseido Co Ltd	553,700	12,057,551
Sumitomo Corp	1,381,400	19,446,336
Sumitomo Mitsui Financial Group Inc	1,252,800	44,358,023

		337,763,909

Luxembourg - 1.0%

ArcelorMittal	457,300	17,403,207

Netherlands - 4.7%

ING Groep NV CVA *	2,610,800	25,470,123
Koninklijke KPN NV	892,500	13,035,681
Koninklijke Philips Electronics NV	554,700	17,005,504
Unilever NV CVA	739,300	23,064,219

		78,575,527

Norway - 2.7%

DnB NOR ASA	1,742,200	24,509,338
Orkla ASA	2,138,800	20,862,764

		45,372,102

Singapore - 0.7%

Singapore Telecommunications Ltd Board Lot 10	4,745,000	11,346,734

South Africa - 0.8%

African Bank Investments Ltd	2,366,900	13,928,747

South Korea - 1.3%

Samsung Electronics Co Ltd	25,100	20,961,911

Spain - 2.7%

Banco Bilbao Vizcaya Argentaria SA	1,689,600	17,219,064
Telefonica SA	1,215,100	27,740,588

		44,959,652

Switzerland - 2.4%

UBS AG (XVTX) *	814,700	13,376,278
Zurich Financial Services AG	100,600	26,052,052

		39,428,330

Taiwan - 0.7%

Hon Hai Precision Industry Co Ltd	3,034,000	12,221,800

United Kingdom - 25.1%

Barclays PLC	5,063,700	20,927,785
BP PLC	5,408,800	39,868,148
BT Group PLC	5,786,900	16,436,053
Cairn Energy PLC *	1,491,900	9,794,557
Centrica PLC	3,226,500	16,717,545

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
INTERNATIONAL VALUE PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Shares	Value
Experian PLC	1,181,900	$14,720,857
GlaxoSmithKline PLC	1,981,100	38,419,307
HSBC Holdings PLC (LI)	2,967,000	30,323,248
InterContinental Hotels Group PLC	931,500	18,195,920
International Power PLC	2,479,300	16,979,306
Lloyds Banking Group PLC *	12,167,600	12,560,669
Man Group PLC	2,588,900	12,004,494
National Grid PLC	2,458,800	21,252,111
Petropavlovsk PLC	537,300	9,621,868
Prudential PLC	1,621,600	16,941,252
Royal Dutch Shell PLC ‘A’ (LI)	2,073,000	69,214,528
Tullow Oil PLC	424,500	8,382,853
Vodafone Group PLC	16,924,000	44,428,099

		416,788,600

Total Common Stocks
(Cost $1,630,813,525)		1,590,558,029

	Principal
	Amount
SHORT-TERM INVESTMENT - 2.5%

Repurchase Agreement - 2.5%

Fixed Income Clearing Corp 0.010% due 01/03/11 (Dated 12/31/10, repurchase price of $41,477,002; collateralized by Federal Home Loan Bank 0.250% - 0.410% due 01/28/11 - 02/01/11 and value $42,309,994)	$41,476,968	41,476,968

Total Short-Term Investment
(Cost $41,476,968)		41,476,968

TOTAL INVESTMENTS - 99.8%
(Cost $1,701,409,759)		1,660,617,897

OTHER ASSETS & LIABILITIES, NET - 0.2%		2,864,346

NET ASSETS - 100.0%		$1,663,482,243

Notes to Schedule of Investments

(a)	As of December 31, 2010, the portfolio was diversified as a percentage of net assets as follows:

Financials	24.7%
Industrials	14.8%
Consumer Discretionary	9.7%
Telecommunication Services	9.2%
Energy	8.8%
Information Technology	7.2%
Materials	7.0%
Utilities	6.7%
Health Care	6.4%
Consumer Staples	2.8%
Short-Term Investment	2.5%

99.8%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)	As of December 31, 2010, the portfolio was diversified by geographical region as a percentage of net assets as follows:

United Kingdom	25.1%
Japan	20.3%
Germany	12.4%
France	11.5%
Netherlands	4.7%
Norway	2.7%
Spain	2.7%
United States	2.5%
Switzerland	2.4%
Hong Kong	2.2%
Finland	2.1%
Australia	1.4%
South Korea	1.3%
Canada	1.2%
Italy	1.2%
Austria	1.1%
Luxembourg	1.0%
Belgium	1.0%
Others (each less than 1.0%)	3.0%

99.8%
Other Assets & Liabilities, Net	0.2%

100.0%

(c)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(d)	Forward foreign currency contracts outstanding as of December 31, 2010 were as follows:

Contracts		Principal Amount			Unrealized
to Buy or		Covered by			Appreciation
to Sell	Currency	Contracts	Expiration	Counterparty	(Depreciation)
Buy	CAD	17,242,000	01/11	SSB	$253,995
Sell	CAD	17,242,000	01/11	SSB	(406,628)

					($152,633)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
INTERNATIONAL VALUE PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

(e)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 15 in the Notes to Financial Statements) as of December 31, 2010:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2010	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Preferred Stocks (1)	$28,582,900	$-	$28,582,900	$-
	Common Stocks
	Australia	23,093,164	-	23,093,164	-
	Austria	17,618,505	-	17,618,505	-
	Belgium	15,857,411	-	15,857,411	-
	Canada	20,414,806	20,414,806	-	-
	China	14,087,582	-	14,087,582	-
	Finland	34,799,782	-	34,799,782	-
	France	191,517,258	-	191,517,258	-
	Germany	178,273,079	-	178,273,079	-
	Hong Kong	36,589,571	-	36,589,571	-
	Italy	19,556,352	-	19,556,352	-
	Japan	337,763,909	-	337,763,909	-
	Luxembourg	17,403,207	-	17,403,207	-
	Netherlands	78,575,527	-	78,575,527	-
	Norway	45,372,102	-	45,372,102	-
	Singapore	11,346,734	-	11,346,734	-
	South Africa	13,928,747	-	13,928,747	-
	South Korea	20,961,911	-	20,961,911	-
	Spain	44,959,652	-	44,959,652	-
	Switzerland	39,428,330	-	39,428,330	-
	Taiwan	12,221,800	-	12,221,800	-
	United Kingdom	416,788,600	-	416,788,600	-

		1,590,558,029	20,414,806	1,570,143,223	-
	Short-Term Investment	41,476,968	-	41,476,968	-
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	253,995	-	253,995	-

	Total Assets	1,660,871,892	20,414,806	1,640,457,086	-

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(406,628)	-	(406,628)	-

	Total Liabilities	(406,628)	-	(406,628)	-

	Total	$1,660,465,264	$20,414,806	$1,640,050,458	$-

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the portfolio’s assets and liabilities (See Note 15 in the Notes to Financial Statements) for the year ended December 31, 2010:

Change in Net
Unrealized
Appreciation
(Depreciation)
on Level 3
				Total Change	Transfers		Holdings
	Value,	Net	Total Net	in Net	In and/or		Held at the End
	Beginning	Purchases	Realized Gains	Unrealized	Out of	Value,	of Year,
	of Year	(Sales)	(Losses)	(Depreciation)	Level 3	End of Year	if Applicable
Rights (1)	$2	$-	$-	($2)	$-	$-	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further geographical region breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
AMERICAN FUNDS® ASSET ALLOCATION PORTFOLIO
Schedule of Investments
December 31, 2010

	Shares	Value
MUTUAL FUND - 100.0%

American Funds Insurance Series® Asset Allocation Fund - Class 1	14,028,702	$228,387,272

TOTAL INVESTMENTS - 100.0%
(Cost $198,650,538)		228,387,272

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(99,348)

NET ASSETS - 100.0%		$228,287,924

Notes to Schedule of Investments

(a)	As of December 31, 2010, the portfolio was diversified as a percentage of net assets as follows:

Mutual Fund	100.0%
Other Assets & Liabilities, Net	(0.0%)

100.0%

(b)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 15 in the Notes to Financial Statements) as of December 31, 2010:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2010	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Mutual Fund	$228,387,272	$228,387,272	$-	$-

American Funds Asset Allocation Portfolio (a “Feeder Portfolio”) invests substantially all of its assets in Class 1 shares of the Asset Allocation Fund of the American Funds Insurance Series (a “Master Fund”). (See Note 1 to Financial Statements). The Feeder Portfolio has an investment objective that is consistent with its corresponding Master Fund. The financial statements of the Master Fund, including the Schedule of Investments, are provided separately and should be read in conjunction with the Feeder Portfolio’s financial statements.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
PACIFIC DYNAMIX - CONSERVATIVE GROWTH PORTFOLIO
Schedule of Investments
December 31, 2010

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

PD Aggregate Bond Index Portfolio	7,188,897	$76,110,727
PD High Yield Bond Market Portfolio	572,027	6,531,848
PD Large-Cap Growth Index Portfolio	910,584	13,031,466
PD Large-Cap Value Index Portfolio	1,339,511	18,690,930
PD Small-Cap Growth Index Portfolio	135,830	2,108,405
PD Small-Cap Value Index Portfolio	212,980	3,111,157
PD International Large-Cap Portfolio	740,890	10,197,505

Total Affiliated Mutual Funds (Cost $126,031,630)		129,782,038

TOTAL INVESTMENTS - 100.0%
(Cost $126,031,630)		129,782,038

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(7,547)

NET ASSETS - 100.0%		$129,774,491

Notes to Schedule of Investments

(a)	As of December 31, 2010, the portfolio was diversified as a percentage of net assets as follows:

Affiliated Fixed Income Funds	63.7%
Affiliated Equity Funds	36.3%

100.0%
Other Assets & Liabilities, Net	(0.0%)

100.0%

PACIFIC SELECT FUND
PACIFIC DYNAMIX - MODERATE GROWTH PORTFOLIO
Schedule of Investments
December 31, 2010

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

PD Aggregate Bond Index Portfolio	5,216,114	$55,224,358
PD High Yield Bond Market Portfolio	544,331	6,215,597
PD Large-Cap Growth Index Portfolio	1,884,415	26,968,073
PD Large-Cap Value Index Portfolio	2,331,281	32,529,642
PD Small-Cap Growth Index Portfolio	311,005	4,827,526
PD Small-Cap Value Index Portfolio	436,861	6,381,567
PD International Large-Cap Portfolio	1,531,416	21,078,182
PD Emerging Markets Portfolio	292,790	4,846,806

Total Affiliated Mutual Funds (Cost $145,358,795)		158,071,751

TOTAL INVESTMENTS - 100.0%
(Cost $145,358,795)		158,071,751

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(1,873)

NET ASSETS - 100.0%		$158,069,878

Notes to Schedule of Investments

(a)	As of December 31, 2010, the portfolio was diversified as a percentage of net assets as follows:

Affiliated Equity Funds	61.1%
Affiliated Fixed Income Funds	38.9%

100.0%
Other Assets & Liabilities, Net	(0.0%)

100.0%

(b)	The portfolios’ investments are affiliated mutual funds (See Note 7 in Notes to Financial Statements).

(c)	Fair Value Measurements

The following is a summary of the portfolios’ investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolios’ assets and liabilities (See Note 15 in the Notes to Financial Statements) as of December 31, 2010:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2010	Quoted Price	Observable Inputs	Unobservable Inputs
Pacific Dynamix - Conservative Growth Portfolio
Assets	Affiliated Mutual Funds	$129,782,038	$129,782,038	$-	$-

Pacific Dynamix - Moderate Growth Portfolio
Assets	Affiliated Mutual Funds	$158,071,751	$158,071,751	$-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
PACIFIC DYNAMIX - GROWTH PORTFOLIO
Schedule of Investments
December 31, 2010

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

PD Aggregate Bond Index Portfolio	2,017,695	$21,361,865
PD Large-Cap Growth Index Portfolio	1,557,799	22,293,837
PD Large-Cap Value Index Portfolio	1,882,633	26,269,414
PD Small-Cap Growth Index Portfolio	415,936	6,456,304
PD Small-Cap Value Index Portfolio	508,958	7,434,744
PD International Large-Cap Portfolio	1,468,001	20,205,339
PD Emerging Markets Portfolio	266,067	4,404,438

Total Affiliated Mutual Funds (Cost $97,800,533)		108,425,941

TOTAL INVESTMENTS - 100.0%
(Cost $97,800,533)		108,425,941

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(104)

NET ASSETS - 100.0%		$108,425,837

Notes to Schedule of Investments

(a)	As of December 31, 2010, the portfolio was diversified as a percentage of net assets as follows:

Affiliated Equity Funds	80.3%
Affiliated Fixed Income Fund	19.7%

100.0%
Other Assets & Liabilities, Net	(0.0%)

100.0%

(b)	The portfolio’s investments are affiliated mutual funds (See Note 7 in Notes to Financial Statements).

(c)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 15 in the Notes to Financial Statements) as of December 31, 2010:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2010	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Affiliated Mutual Funds	$108,425,941	$108,425,941	$-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-127

PACIFIC SELECT FUND
Schedule of Investments (Continued)
Explanation of Symbols and Terms
December 31, 2010

Explanation of Symbols:

*	Non-income producing investments.
"	Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.
∧	Investments with their principal amount adjusted for inflation.
§	Variable rate investments. The rate shown is based on the latest available information as of December 31, 2010.
Ψ	Investments were in default as of December 31, 2010.
±	The security is a perpetual bond and has no definite maturity date.
¥	Unsettled position. Contract rates do not take effect until settlement date.
†	Investments (or a portion of investments) in the Long/Short Large-Cap Portfolio were on loan as of December 31, 2010.
~	Securities are not registered under the Securities Act of 1933 (1933 Act). These securities are either (1) exempt from registration pursuant to Rule 144A of the 1933 Act and may only be sold to “qualified institutional buyers”, or (2) the securities comply with Regulation S rules governing offers and sales made outside the United States without registration under the 1933 Act and contain certain restrictions as to public resale.
◊	Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Fund’s Board of Trustees (the “Board”).
‡	Investments were fully or partially segregated with the broker(s)/custodian as collateral for securities sold short, delayed delivery securities, futures contracts, and/or swap contracts as of December 31, 2010.
+	The values of these investments were determined by a Trustee Valuation Committee or determined by a Board approved valuation committee or a delegate of the Board and then approved by the Board. Each determination was made in good faith in accordance with the procedures established by the Board and the provisions of the Investment Company Act of 1940 (See Note 2B in Notes to Financial Statements).
Δ	Illiquid investments. Investments were reported as illiquid by the portfolio manager or adviser pursuant to the Fund’s policy and procedures. See Note 2H in Notes to Financial Statements.

Counterparty Abbreviations:

ADV	Advantage
BOA	Bank of America
BRC	Barclays
BNP	BNP Paribas
CIT	Citigroup
CSF	Credit Suisse
DUB	Deutsche Bank
GSC	Goldman Sachs
HSB	HSBC
JPM	JPMorgan Chase
MER	Merrill Lynch
MSC	Morgan Stanley
RBC	Royal Bank of Canada
RBS	Royal Bank of Scotland
SSB	State Street Bank
UBS	UBS

Currency Abbreviations:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CNY	Chinese Renminbi
DKK	Danish Krone
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
INR	Indonesian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
PHP	Philippines Peso
SGD	Singapore Dollar
TRY	Turkish Lira
TWD	Taiwan Dollar
USD	United States Dollar
ZAR	South African Rand

Other Abbreviations:

ADR	American Depositary Receipt
CBOT	Chicago Board of Trade
CDI	CHESS Depository Interests (Receipts)
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
CME	Chicago Mercantile Exchange
CPI	Consumer Price Index
CVA	Certificaten Van Aandelen (Dutch Certificate)
FDR	Fiduciary Depositary Receipt
GDR	Global Depositary Receipt
IO	Interest Only
LI	London Stock Exchange
LIBOR	London Interbank Offered Rate
NASDAQ	NASDAQ Stock Market
‘NY’	New York Shares
NYSE	New York Stock Exchange
OTC	Over the Counter
PIK	Payment in Kind
REIT	Real Estate Investment Trust
TSE	Toronto Stock Exchange
XASE	NYSE Amex Exchange
XETR	Frankfurt Stock Exchange
XVTX	Virt-X Pan-European Stock Exchange

Note:

The descriptions and Standard & Poor’s quality ratings of the companies shown in the schedules of investments were obtained from published reports and other sources believed to be reliable, and are not audited by the Independent Registered Public Accounting Firm.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2010	Cash	Diversified	Floating	High Yield	Inflation	Managed
(In thousands, except per share amounts)	Management	Bond	Rate Loan	Bond	Managed	Bond
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
ASSETS
Investments, at value	$858,612	$3,499,302	$1,024,939	$1,129,656	$6,948,888	$7,378,143

Repurchase agreements, at value	94	250,193	23,285	33,232	69,394	561,666

Cash (1)	-	5,444	7,985	1,564	4	14

Foreign currency held, at value	-	1,089	4	-	672	7,383

Deposits with brokers for securities sold short	-	-	-	-	60,748	55,443

Receivables:
Dividends and interest	9	22,324	3,526	20,678	36,450	54,855

Fund shares sold	2,656	86	17	61	173	373

Securities sold	-	1,144,849	11,989	-	209,290	1,332,216

Swap agreements	-	-	-	-	-	6

Variation margin	-	-	-	-	161	2,091

Due from Adviser	119	-	-	-	-	-

Swap contracts, at value	-	14	-	-	11,714	42,374

Forward foreign currency contracts appreciation	-	-	-	-	5,704	15,742

Total Assets	861,490	4,923,301	1,071,745	1,185,191	7,343,198	9,450,306

LIABILITIES
Payables:
Fund shares redeemed	1	240	177	54	1,030	1,689

Securities purchased	-	1,958,174	23,541	6,330	2,403,779	2,918,688

Reverse repurchase agreements	-	-	-	-	243,262	13,968

Securities sold short, at value	-	-	-	-	60,695	55,528

Due to broker (2)	-	-	-	-	4,690	27,390

Variation margin	-	726	-	-	-	-

Accrued advisory fees	106	1,004	578	398	1,554	2,126

Accrued service fees	19	64	23	26	100	139

Accrued support service expenses	23	61	23	26	104	135

Accrued custodian, and portfolio accounting and tax fees	12	49	71	15	68	119

Accrued trustees’ fees and expenses and deferred compensation	11	6	3	8	21	34

Accrued dividends and interest	-	-	-	-	195	21

Accrued other	58	193	96	69	255	394

Outstanding options written, at value	-	1,913	-	-	15,558	29,110

Swap contracts, at value	-	3,451	-	-	7,313	7,815

Forward foreign currency contracts depreciation	-	519	-	-	5,643	16,853

Other liabilities	-	-	-	-	-	25

Total Liabilities	230	1,966,400	24,512	6,926	2,744,267	3,074,034

NET ASSETS	$861,260	$2,956,901	$1,047,233	$1,178,265	$4,598,931	$6,376,272

NET ASSETS CONSIST OF:
Paid-in capital (3)	$861,410	$2,966,499	$1,250,363	$1,166,525	$4,432,831	$6,036,905

Undistributed/accumulated net investment income (loss) (3)	(145)	11,828	24,391	10,153	22,208	23,174

Undistributed/accumulated net realized gain (loss) (3)	(5)	(75,848)	(246,473)	(72,922)	181,469	209,430

Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies (3)	-	54,422	18,952	74,509	(37,577)	106,763

NET ASSETS	$861,260	$2,956,901	$1,047,233	$1,178,265	$4,598,931	$6,376,272

Shares outstanding, $.001 par value (unlimited shares authorized)	85,396	295,265	139,671	183,851	389,832	546,613

Net Asset Value Per Share	$10.09	$10.01	$7.50	$6.41	$11.80	$11.67

Investments, at cost	$858,612	$3,446,544	$1,005,988	$1,055,147	$6,985,090	$7,284,121

Repurchase agreements, at cost	94	250,193	23,285	33,232	69,394	561,666

Foreign currency held, at cost	-	1,075	4	-	652	7,265

Proceeds from securities sold short	-	-	-	-	60,748	55,443

Premiums received from outstanding options written	-	857	-	-	11,732	20,132

(1)	Includes cash collateral segregated in the Managed Bond Portfolio of $9.
(2)	The Inflation Managed and Managed Bond Portfolios received cash collateral to mitigate risk of loss to certain counterparties, which will be repaid based on master netting arrangements between the portfolio and the counterparty. The portfolio invests such cash collateral in investment securities (see Note 16 in Notes to Financial Statements).
(3)	Applicable to portfolios electing to be treated as a regulated investment company for Federal income tax purposes (see Note 14 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2010	Short Duration	American Funds	American Funds		Dividend	Equity
(In thousands, except per share amounts)	Bond	Growth	Growth-Income	Comstock	Growth	Index
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
ASSETS
Investments in affiliates, at value	$-	$-	$1,395,774	$-	$-	$-

Investments, at value	1,643,859	997,321	-	2,145,445	1,032,926	2,635,888

Repurchase agreements, at value	277,095	-	-	58,999	46,910	3,186

Cash (1)	91	-	-	-	-	1,023

Deposits with brokers for securities sold short	29,094	-	-	-	-	-

Receivables:
Dividends and interest	7,059	-	-	2,638	1,689	3,102

Fund shares sold	67	77	22	11	14	103

Securities sold	187,759	82	479	2,038	-	-

Total Assets	2,145,024	997,480	1,396,275	2,209,131	1,081,539	2,643,302

LIABILITIES
Payables:
Fund shares redeemed	197	158	501	509	349	800

Securities purchased	480,114	-	-	3,451	439	-

Securities sold short, at value	29,572	-	-	-	-	-

Variation margin	335	-	-	-	-	10

Accrued advisory fees	558	343	471	1,286	600	111

Accrued service fees	36	22	31	48	24	58

Accrued support service expenses	36	21	31	46	18	66

Accrued custodian, and portfolio accounting and tax fees	25	6	7	23	12	29

Accrued trustees’ fees and expenses and deferred compensation	7	4	6	8	4	23

Accrued other	127	49	76	119	67	184

Total Liabilities	511,007	603	1,123	5,490	1,513	1,281

NET ASSETS	$1,634,017	$996,877	$1,395,152	$2,203,641	$1,080,026	$2,642,021

NET ASSETS CONSIST OF:
Paid-in capital (2), (3)	$1,727,576	$1,709,838	$1,808,544	$2,651,223	$1,494,369	$2,581,644

Undistributed/accumulated earnings (deficit) (2)		(712,961)	(413,392)	(447,582)	(414,343)	60,377

Undistributed net investment income (3)	2,421

Accumulated net realized loss (3)	(102,133)

Net unrealized appreciation on investments and assets and liabilities in foreign currencies (3)	6,153

NET ASSETS	$1,634,017	$996,877	$1,395,152	$2,203,641	$1,080,026	$2,642,021

Shares outstanding, $.001 par value (unlimited shares authorized)	172,909	118,443	149,430	255,824	110,962	96,185

Net Asset Value Per Share	$9.45	$8.42	$9.34	$8.61	$9.73	$27.47

Investments in affiliates, at cost	$-	$-	$1,580,999	$-	$-	$-

Investments, at cost	1,638,470	1,015,001	-	1,804,047	960,702	2,089,356

Repurchase agreements, at cost	277,095	-	-	58,999	46,910	3,186

Proceeds from securities sold short	29,094	-	-	-	-	-

(1)	Includes margin deposits segregated for futures contracts in the Equity Index Portfolio of $1,023.
(2)	Applicable to portfolios electing to be treated as a partnership for Federal income tax purposes (see Note 14 in Notes to Financial Statements).
(3)	Applicable to portfolios electing to be treated as a regulated investment company for Federal income tax purposes (see Note 14 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2010	Focused	Growth	Large-Cap	Large-Cap	Long/Short	Main Street
(In thousands, except per share amounts)	30	LT	Growth	Value	Large-Cap	Core
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
ASSETS
Investments, at value	$148,914	$1,599,402	$1,398,552	$3,058,582	$1,998,749	$1,485,476

Repurchase agreements, at value	-	24,724	3,604	49,455	9,858	33,686

Cash	-	69	-	3,072	-	-

Cash collateral received for securities on loan (1)	-	-	-	-	417,095	-

Receivables:
Dividends and interest	95	1,361	638	6,474	2,610	1,701

Fund shares sold	59	1	3	47	9	1

Securities sold	1,192	-	15,701	-	-	-

Forward foreign currency contracts appreciation	-	364	-	-	-	-

Total Assets	150,260	1,625,921	1,418,498	3,117,630	2,428,321	1,520,864

LIABILITIES
Payable upon return of securities loaned (1)	-	-	-	-	417,095	-

Payables:
Fund shares redeemed	148	314	560	388	358	433

Securities purchased	178	78	12,755	12,423	1,629	-

Securities sold short, at value	-	-	-	-	405,628	-

Due to custodian	513	-	-	-	-	-

Variation margin	-	-	-	-	23	-

Accrued advisory fees	94	756	810	1,539	1,186	576

Accrued service fees	3	36	31	68	35	33

Accrued support service expenses	4	35	29	69	33	28

Accrued custodian, and portfolio accounting and tax fees	3	20	14	33	22	10

Accrued trustees’ fees and expenses and deferred compensation	1	16	9	19	5	17

Accrued dividends and interest	-	-	-	-	365	-

Accrued other	15	98	77	181	80	107

Forward foreign currency contracts depreciation	-	130	-	-	-	-

Total Liabilities	959	1,483	14,285	14,720	826,459	1,204

NET ASSETS	$149,301	$1,624,438	$1,404,213	$3,102,910	$1,601,862	$1,519,660

NET ASSETS CONSIST OF:
Paid-in capital (2)	$352,548	$1,898,684	$1,337,774	$3,488,790	$1,509,593	$2,121,778

Undistributed/accumulated earnings (deficit) (2)	(203,247)	(274,246)	66,439	(385,880)	92,269	(602,118)

NET ASSETS	$149,301	$1,624,438	$1,404,213	$3,102,910	$1,601,862	$1,519,660

Shares outstanding, $.001 par value (unlimited shares authorized)	11,950	81,829	237,096	274,914	173,296	78,322

Net Asset Value Per Share	$12.49	$19.85	$5.92	$11.29	$9.24	$19.40

Investments, at cost	$121,504	$1,270,218	$1,087,452	$2,630,788	$1,767,432	$1,233,533

Repurchase agreements, at cost	-	24,724	3,604	49,455	9,858	33,686

Securities on loan, at value	-	-	-	-	406,650	-

Proceeds from securities sold short	-	-	-	-	361,659	-

(1)	The amount represents total cash collateral received by the Long/Short Large-Cap Portfolio from borrowers of securities on loan as of December 31, 2010. The cash collateral received was segregated with broker(s)/custodian as collateral to cover securities sold short and is therefore uninvested (See Note 8 in Notes to Financial Statements).
(2)	Applicable to portfolios electing to be treated as a partnership for Federal income tax purposes (see Note 14 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2010	Mid-Cap	Mid-Cap	Mid-Cap	Small-Cap	Small-Cap	Small-Cap
(In thousands, except per share amounts)	Equity	Growth	Value	Equity	Growth	Index
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
ASSETS
Investments, at value	$2,004,881	$1,298,342	$1,151,323	$1,078,573	$630,895	$496,875

Repurchase agreements, at value	38,287	11,435	24,878	9,850	26,784	9,701

Cash (1)	-	-	-	254	-	1,058

Foreign currency held, at value	-	106	-	-	-	-

Receivables:
Dividends and interest	1,057	626	2,114	1,079	63	523

Fund shares sold	1	3	-	9	-	-

Securities sold	6,434	-	-	762	2,707	-

Total Assets	2,050,660	1,310,512	1,178,315	1,090,527	660,449	508,157

LIABILITIES
Payables:
Fund shares redeemed	787	586	254	319	119	507

Securities purchased	17,003	-	-	-	1,179	-

Variation margin	-	-	-	11	-	74

Accrued advisory fees	1,108	776	681	688	333	128

Accrued service fees	45	29	26	24	15	11

Accrued support service expenses	43	26	24	20	13	10

Accrued custodian, and portfolio accounting and tax fees	21	18	13	16	7	9

Accrued trustees’ fees and expenses and deferred compensation	13	5	3	2	4	8

Accrued other	160	85	59	78	56	46

Total Liabilities	19,180	1,525	1,060	1,158	1,726	793

NET ASSETS	$2,031,480	$1,308,987	$1,177,255	$1,089,369	$658,723	$507,364

NET ASSETS CONSIST OF:
Paid-in capital (2)	$3,531,247	$977,578	$789,867	$1,011,558	$748,405	$761,594

Undistributed/accumulated earnings (deficit) (2)	(1,499,767)	331,409	387,388	77,811	(89,682)	(254,230)

NET ASSETS	$2,031,480	$1,308,987	$1,177,255	$1,089,369	$658,723	$507,364

Shares outstanding, $.001 par value (unlimited shares authorized)	138,035	130,560	82,232	76,402	55,537	43,798

Net Asset Value Per Share	$14.72	$10.03	$14.32	$14.26	$11.86	$11.58

Investments, at cost	$1,610,725	$986,632	$1,005,327	$995,307	$472,604	$481,072

Repurchase agreements, at cost	38,287	11,435	24,878	9,850	26,784	9,701

Foreign currency held, at cost	-	106	-	-	-	-

(1)	Includes margin deposits segregated for futures contracts in the Small-Cap Equity and Small-Cap Index Portfolios of $254 and $1,058, respectively.
(2)	Applicable to portfolios electing to be treated as a partnership for Federal income tax purposes (see Note 14 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2010	Small-Cap	Health	Real		Emerging	International
(In thousands, except per share amounts)	Value	Sciences	Estate	Technology	Markets	Large-Cap
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
ASSETS
Investments, at value	$587,100	$99,374	$598,727	$83,699	$1,821,915	$2,475,112

Repurchase agreements, at value	22,645	12,169	22,894	7,032	29,553	766

Cash	-	-	-	-	-	238

Foreign currency held, at value	-	-	-	-	1,228	380

Receivables:
Dividends and interest	701	38	2,207	7	1,230	5,005

Fund shares sold	115	26	5	34	238	11

Securities sold	4,263	-	1,141	358	8,952	350

Total Assets	614,824	111,607	624,974	91,130	1,863,116	2,481,862

LIABILITIES
Payables:
Fund shares redeemed	4	120	147	22	367	520

Securities purchased	1,576	5,404	-	770	7,048	-

Accrued advisory fees	384	75	432	68	1,221	1,587

Accrued service fees	13	2	14	2	40	54

Accrued support service expenses	14	2	14	2	37	54

Accrued custodian, and portfolio accounting and tax fees	7	2	8	2	77	50

Accrued trustees’ fees and expenses and deferred compensation	3	1	5	1	8	14

Accrued foreign capital gains tax	-	-	-	-	861	-

Accrued other	53	8	55	3	122	199

Other liabilities	-	-	-	-	36	3

Total Liabilities	2,054	5,614	675	870	9,817	2,481

NET ASSETS	$612,770	$105,993	$624,299	$90,260	$1,853,299	$2,479,381

NET ASSETS CONSIST OF:
Paid-in capital (1), (2)	$594,501	$104,837	$1,036,781	$106,011	$1,263,343	$2,462,122

Undistributed/accumulated earnings (deficit) (1)	18,269	1,156	(412,482)	(15,751)

Undistributed/accumulated net investment income (loss) (2)					(3,137)	7,090

Accumulated net realized loss (2)					(38,081)	(299,720)

Net unrealized appreciation on investments and assets and liabilities in foreign currencies (2)					631,174	309,889

NET ASSETS	$612,770	$105,993	$624,299	$90,260	$1,853,299	$2,479,381

Shares outstanding, $.001 par value (unlimited shares authorized)	44,720	9,163	42,866	16,326	108,490	373,756

Net Asset Value Per Share	$13.70	$11.57	$14.56	$5.53	$17.08	$6.63

Investments, at cost	$447,813	$71,415	$450,132	$71,141	$1,189,512	$2,165,517

Repurchase agreements, at cost	22,645	12,169	22,894	7,032	29,553	766

Foreign currency held, at cost	-	-	-	-	1,584	379

(1)	Applicable to portfolios electing to be treated as a partnership for Federal income tax purposes (see Note 14 in Notes to Financial Statements).
(2)	Applicable to portfolios electing to be treated as a regulated investment company for Federal income tax purposes (see Note 14 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES (Continued)

				Pacific	Pacific
DECEMBER 31, 2010			American Funds	Dynamix -	Dynamix -	Pacific
(In thousands, except per share amounts)	International	International	Asset	Conservative	Moderate	Dynamix -
	Small-Cap	Value	Allocation	Growth	Growth	Growth
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
ASSETS
Investments in affiliates, at value	$-	$-	$-	$129,782	$158,072	$108,426

Investments, at value	987,885	1,619,141	228,387	-	-	-

Repurchase agreements, at value	6,410	41,477	-	-	-	-

Foreign currency held, at value	247	1,708	-	-	-	-

Receivables:
Dividends and interest	2,224	2,750	-	-	-	-

Fund shares sold	3	60	-	86	128	846

Securities sold	307	-	28	-	-	-

Due from Adviser	-	-	-	24	41	30

Forward foreign currency contracts appreciation	403	254	-	-	-	-

Total Assets	997,479	1,665,390	228,415	129,892	158,241	109,302

LIABILITIES
Payables:
Fund shares redeemed	343	336	28	-	-	-

Securities purchased	948	-	-	86	127	845

Accrued advisory fees	699	916	78	18	26	17

Accrued service fees	22	36	5	3	3	2

Accrued support service expenses	20	40	4	1	2	2

Accrued custodian, and portfolio accounting and tax fees	27	39	3	5	5	5

Accrued trustees’ fees and expenses and deferred compensation	3	14	-	-	-	-

Accrued other	135	111	9	5	8	5

Forward foreign currency contracts depreciation	672	407	-	-	-	-

Other liabilities	4	9	-	-	-	-

Total Liabilities	2,873	1,908	127	118	171	876

NET ASSETS	$994,606	$1,663,482	$228,288	$129,774	$158,070	$108,426

NET ASSETS CONSIST OF:
Paid-in capital (1), (2)	$1,090,359	$2,963,559	$190,178	$124,788	$143,519	$96,291

Undistributed earnings (1)			38,110	4,986	14,551	12,135

Undistributed/accumulated net investment income (loss) (2)	1,769	19,380

Accumulated net realized loss (2)	(315,765)	(1,278,627)

Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies (2)	218,243	(40,830)

NET ASSETS	$994,606	$1,663,482	$228,288	$129,774	$158,070	$108,426

Shares outstanding, $.001 par value (unlimited shares authorized)	117,872	152,401	15,965	10,900	12,357	8,193

Net Asset Value Per Share	$8.44	$10.92	$14.30	$11.91	$12.79	$13.23

Investments in affiliates, at cost	$-	$-	$-	$126,032	$145,359	$97,801

Investments, at cost	769,394	1,659,933	198,651	-	-	-

Repurchase agreements, at cost	6,410	41,477	-	-	-	-

Foreign currency held, at cost	245	1,662	-	-	-	-

(1)	Applicable to portfolios electing to be treated as a partnership for Federal income tax purposes (see Note 14 in Notes to Financial Statements).
(2)	Applicable to portfolios electing to be treated as a regulated investment company for Federal income tax purposes (see Note 14 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010	Cash	Diversified	Floating	High Yield	Inflation	Managed
(In thousands)	Management	Bond	Rate Loan	Bond	Managed	Bond
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$-	$2	$-	$105	$240	$6,284

Interest, net of foreign taxes withheld	2,654	111,814	71,480	98,941	103,783	223,154

Securities lending	-	41	-	38	-	30

Other	-	29	54	10	24	36

Total Investment Income	2,654	111,886	71,534	99,094	104,047	229,504

EXPENSES
Advisory fees	1,388	10,869	7,659	4,557	18,318	23,574

Service fees	2,027	5,434	2,045	2,278	9,220	11,986

Support services expenses	53	125	64	61	203	258

Custodian fees and expenses	5	37	32	6	77	201

Portfolio accounting and tax fees	66	229	412	109	351	502

Printing expenses	49	112	52	46	197	245

Postage and mailing expenses	26	62	27	26	107	138

Legal and audit fees	80	166	68	78	167	364

Trustees’ fees and expenses	29	61	24	27	111	137

Interest expense and commitment fees	3	30	13	5	290	31

Other	16	37	185	17	66	83

Total Expenses	3,742	17,162	10,581	7,210	29,107	37,519

Custodian Credits	-	-	(1)	-	(1)	(2)

Advisory Fee Waiver (1)	-	-	(698)	-	-	-

Adviser Reimbursement (2)	(519)	-	-	-	-	-

Net Expenses	3,223	17,162	9,882	7,210	29,106	37,517

NET INVESTMENT INCOME (LOSS)	(569)	94,724	61,652	91,884	74,941	191,987

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	6	73,769	(78,196)	64,385	282,928	162,937

Closed short positions	-	-	-	-	261	596

Futures contracts and swap transactions	-	(32,680)	-	206	(12,702)	111,488

Written option transactions	-	2,652	-	-	17,664	30,874

Foreign currency transactions	-	(5,025)	50	2	(8,891)	(38,566)

Net Realized Gain (Loss)	6	38,716	(78,146)	64,593	279,260	267,329

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	-	76,344	89,954	(1,424)	29,380	89,511

Unfunded loan commitments	-	-	(15)	-	-	-

Short positions	-	-	-	-	53	(1,470)

Futures contracts and swaps	-	(4,956)	-	-	7,605	(39,070)

Written options	-	(614)	-	-	(6,878)	(15,510)

Foreign currencies	-	(431)	-	-	280	4,571

Change in Net Unrealized Appreciation (Depreciation)	-	70,343	89,939	(1,424)	30,440	38,032

Payment by an affiliate (see Note 7 in Notes to Financial Statements)	-	144	-	16	-	680

NET GAIN	6	109,203	11,793	63,185	309,700	306,041

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($563)	$203,927	$73,445	$155,069	$384,641	$498,028

Foreign taxes withheld on dividends and interest	$-	$-	$-	$-	$-	$-

(1)	Pacific Life Fund Advisors LLC waived a portion of its advisory fees for the Floating Rate Loan Portfolio (see Note 3 in Notes to Financial Statements).
(2)	Pacific Life Fund Advisors LLC reimbursed expenses for the Cash Management Portfolio (See Note 5 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2010	Short Duration	American Funds	American Funds		Dividend	Equity
(In thousands)	Bond	Growth	Growth-Income	Comstock	Growth	Index
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
INVESTMENT INCOME
Dividends from affiliated mutual fund investments	$-	$-	$22,428	$-	$-	$-

Dividends from mutual fund investments	-	8,696	-	-	-	-

Dividends, net of foreign taxes withheld	-	-	-	45,267	17,136	58,871

Interest, net of foreign taxes withheld	34,483	-	-	5	3	1

Securities lending	7	-	-	10	29	71

Total Investment Income	34,490	8,696	22,428	45,282	17,168	58,943

EXPENSES
Advisory fees	6,406	6,863	10,099	14,361	5,430	1,455

Service fees	3,203	1,830	2,722	4,124	1,634	5,820

Support services expenses	80	39	60	108	51	160

Custodian fees and expenses	37	-	-	8	5	17

Portfolio accounting and tax fees	140	35	47	133	56	195

Printing expenses	60	42	60	87	43	124

Postage and mailing expenses	37	21	32	47	46	70

Legal and audit fees	101	33	54	105	77	175

Trustees’ fees and expenses	39	23	33	49	17	75

Interest expense and commitment fees	8	2	2	7	2	10

Other	23	11	20	36	12	51

Total Expenses	10,134	8,899	13,129	19,065	7,373	8,152

Advisory Fee Waiver (1)	-	(3,111)	(4,628)	-	-	-

Net Expenses	10,134	5,788	8,501	19,065	7,373	8,152

NET INVESTMENT INCOME	24,356	2,908	13,927	26,217	9,795	50,791

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment securities from affiliated mutual fund investment	-	-	(44,912)	-	-	-

Investment security transactions	17,750	(52,837)	-	16,483	52,816	(69,458)

Futures contracts transactions	4,933	-	-	(120)	-	1,338

Foreign currency transactions	-	-	-	-	64	-

Net Realized Gain (Loss)	22,683	(52,837)	(44,912)	16,363	52,880	(68,120)

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities from affiliated mutual fund investment	-	-	176,372	-	-	-

Investment securities	4,649	205,292	-	259,390	15,518	450,598

Short positions	(478)	-	-	-	-	-

Futures contracts	709	-	-	-	-	(86)

Change in Net Unrealized Appreciation	4,880	205,292	176,372	259,390	15,518	450,512

Payment by an affiliate (see Note 7 in Notes to Financial Statements)	109	-	-	-	-	-

NET GAIN	27,672	152,455	131,460	275,753	68,398	382,392

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$52,028	$155,363	$145,387	$301,970	$78,193	$433,183

Foreign taxes withheld on dividends and interest	$-	$-	$-	$687	$190	$-

(1)	Pacific Life Fund Advisors LLC waived a portion of its advisory fees for the American Funds Growth and American Funds Growth-Income Portfolios (see Note 3 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2010	Focused	Growth	Large-Cap	Large-Cap	Long/Short	Main Street
(In thousands)	30	LT	Growth	Value	Large-Cap	Core
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$1,131	$21,389	$11,860	$75,018	$36,537	$21,593

Interest, net of foreign taxes withheld	58	43	1	93	23	2

Securities lending	-	5	4	20	104	4

Total Investment Income	1,189	21,437	11,865	75,131	36,664	21,599

EXPENSES
Advisory fees	1,165	8,519	9,091	17,957	14,799	5,741

Service fees	317	3,098	2,574	6,075	2,960	2,552

Support services expenses	13	74	69	156	77	60

Custodian fees and expenses	10	26	6	20	20	2

Portfolio accounting and tax fees	16	101	84	195	119	79

Printing expenses	8	62	48	124	67	45

Postage and mailing expenses	4	36	30	71	34	29

Legal and audit fees	25	74	63	137	82	76

Trustees’ fees and expenses	4	38	30	74	35	27

Interest expense and commitment fees	3	6	3	8	1,865	3

Dividend expenses	-	-	-	-	5,112	-

Other	3	28	19	50	26	24

Total Expenses	1,568	12,062	12,017	24,867	25,196	8,638

Advisory Fee Waiver (1)	-	-	(322)	-	(1,776)	-

Net Expenses	1,568	12,062	11,695	24,867	23,420	8,638

NET INVESTMENT INCOME (LOSS)	(379)	9,375	170	50,264	13,244	12,961

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	(2,743)	46,172	159,514	13,286	222,097	115,605

Closed short positions	-	-	-	-	(60,710)	-

Futures contracts transactions	-	-	-	(436)	4,112	(276)

Written option transactions	-	60	-	-	-	-

Foreign currency transactions	(23)	8,332	-	19	-	-

Net Realized Gain (Loss)	(2,766)	54,564	159,514	12,869	165,499	115,329

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	15,929	104,429	21,300	209,918	(2,469)	85,414

Short positions	-	-	-	-	(668)	-

Futures contracts	-	-	-	-	(3)	-

Written options	-	(50)	-	-	-	-

Foreign currencies	4	(3,376)	-	49	-	-

Change in Net Unrealized Appreciation (Depreciation)	15,933	101,003	21,300	209,967	(3,140)	85,414

Payment by an affiliate (see Note 7 in Notes to Financial Statements)	9	1	-	-	-	-

NET GAIN	13,176	155,568	180,814	222,836	162,359	200,743

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,797	$164,943	$180,984	$273,100	$175,603	$213,704

Foreign taxes withheld on dividends and interest	$54	$426	$8	$1,880	$-	$34

(1)	Pacific Life Fund Advisors LLC waived a portion of its advisory fees for the Large-Cap Growth and Long/Short Large-Cap Portfolios (see Note 3 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2010	Mid-Cap	Mid-Cap	Mid-Cap	Small-Cap	Small-Cap	Small-Cap
(In thousands)	Equity	Growth	Value	Equity	Growth	Index
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$34,857	$13,607	$22,936	$15,963	$1,634	$6,593

Interest, net of foreign taxes withheld	4	2	2	15	2	1

Securities lending	6	487	-	7	38	196

Total Investment Income	34,867	14,096	22,938	15,985	1,674	6,790

EXPENSES
Advisory fees	12,336	8,210	7,514	6,631	3,577	1,379

Service fees	3,796	2,346	2,158	1,769	1,192	919

Support services expenses	87	127	52	68	45	48

Custodian fees and expenses	8	22	7	16	4	12

Portfolio accounting and tax fees	123	115	73	79	44	64

Printing expenses	82	44	43	54	25	15

Postage and mailing expenses	43	27	25	57	14	11

Legal and audit fees	129	282	48	72	60	113

Trustees’ fees and expenses	48	27	24	20	15	11

Interest expense and commitment fees	5	4	3	4	2	2

Other	23	22	19	14	3	12

Total Expenses	16,680	11,226	9,966	8,784	4,981	2,586

Net Expenses	16,680	11,226	9,966	8,784	4,981	2,586

NET INVESTMENT INCOME (LOSS)	18,187	2,870	12,972	7,201	(3,307)	4,204

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	269,179	74,659	213,059	161,353	78,393	(17,433)

Futures contracts transactions	(294)	(532)	(454)	282	(284)	1,147

Foreign currency transactions	-	49	-	-	-	-

Net Realized Gain (Loss)	268,885	74,176	212,605	161,635	78,109	(16,286)

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	124,600	265,993	(8,948)	(13,371)	67,161	121,158

Futures contracts	-	-	-	30	-	34

Foreign currencies	-	12	-	-	-	-

Change in Net Unrealized Appreciation (Depreciation)	124,600	266,005	(8,948)	(13,341)	67,161	121,192

Payment by an affiliate (see Note 7 in Notes to Financial Statements)	-	20	-	39	-	9

NET GAIN	393,485	340,201	203,657	148,333	145,270	104,915

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$411,672	$343,071	$216,629	$155,534	$141,963	$109,119

Foreign taxes withheld on dividends and interest	$-	$239	$-	$-	$4	$-

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2010	Small-Cap	Health	Real		Emerging	International
(In thousands)	Value	Sciences	Estate	Technology	Markets	Large-Cap
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$17,641	$480	$11,071	$339	$30,126	$55,082

Interest, net of foreign taxes withheld	2	-	1	-	5	38

Securities lending	110	30	4	3	7	21

Total Investment Income	17,753	510	11,076	342	30,138	55,141

EXPENSES
Advisory fees	4,542	845	4,995	716	13,247	18,186

Service fees	1,211	188	1,199	159	3,312	4,775

Support services expenses	52	8	32	19	87	154

Custodian fees and expenses	5	2	4	4	362	141

Portfolio accounting and tax fees	43	12	42	10	155	170

Printing expenses	25	4	23	3	69	99

Postage and mailing expenses	14	2	14	2	38	55

Legal and audit fees	101	15	57	26	82	188

Trustees’ fees and expenses	15	2	14	2	39	58

Interest expense and commitment fees	1	-	2	-	7	10

Other	9	3	8	2	73	48

Total Expenses	6,018	1,081	6,390	943	17,471	23,884

Custodian Credits	-	-	-	-	(3)	(3)

Net Expenses	6,018	1,081	6,390	943	17,468	23,881

NET INVESTMENT INCOME (LOSS)	11,735	(571)	4,686	(601)	12,670	31,260

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions (1)	84,946	8,417	23,430	16,494	213,446	(51,885)

Futures contracts transactions	(3,430)	-	-	-	(1,282)	(5,553)

Foreign currency transactions	(9)	(6)	-	(34)	(1,368)	(2,010)

Net Realized Gain (Loss)	81,507	8,411	23,430	16,460	210,796	(59,448)

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities (2)	52,456	11,301	137,398	(1,021)	174,928	260,039

Foreign currencies	-	-	-	20	(73)	304

Change in Net Unrealized Appreciation (Depreciation)	52,456	11,301	137,398	(1,001)	174,855	260,343

Payment by an affiliate (see Note 7 in Notes to Financial Statements)	-	7	-	19	-	-

NET GAIN	133,963	19,719	160,828	15,478	385,651	200,895

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$145,698	$19,148	$165,514	$14,877	$398,321	$232,155

Foreign taxes withheld on dividends and interest	$157	$11	$91	$5	$2,901	$6,102

(1)	Realized gain on investment security transactions for the Emerging Markets Portfolio is net of foreign capital gains tax withheld of $159.
(2)	Change in net unrealized appreciation (depreciation) on investment securities for the Emerging Markets Portfolio are net of decrease in deferred foreign capital gains tax of $1,055.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS (Continued)

				Pacific	Pacific
FOR THE YEAR ENDED DECEMBER 31, 2010			American Funds	Dynamix -	Dynamix -	Pacific
(In thousands)	International	International	Asset	Conservative	Moderate	Dynamix -
	Small-Cap	Value	Allocation	Growth	Growth	Growth
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
INVESTMENT INCOME
Dividends from affiliated mutual fund investments	$-	$-	$-	$2,438	$2,824	$1,490

Dividends from mutual fund investments	-	-	4,559	-	-	-

Dividends, net of foreign taxes withheld	20,687	48,425	-	-	-	-

Interest, net of foreign taxes withheld	1	2	-	-	-	-

Securities lending	99	46	-	-	-	-

Total Investment Income	20,787	48,473	4,559	2,438	2,824	1,490

EXPENSES
Advisory fees	7,517	11,335	1,360	134	219	152

Service fees	1,769	3,487	363	134	219	152

Support services expenses	57	109	9	24	41	29

Custodian fees and expenses	108	116	-	-	-	-

Portfolio accounting and tax fees	65	131	15	29	30	30

Printing expenses	38	76	7	2	4	3

Postage and mailing expenses	20	41	4	1	2	2

Legal and audit fees	146	104	8	1	2	1

Trustees’ fees and expenses	21	46	4	1	2	2

Interest expense and commitment fees	3	5	-	-	-	-

Offering expenses	-	-	5	9	9	9

Other	28	42	2	1	1	-

Total Expenses	9,772	15,492	1,777	336	529	380

Custodian Credits	-	(15)	-	-	-	-

Advisory Fee Waiver (1)	-	-	(616)	-	-	-

Adviser Reimbursement (2)	-	-	-	(62)	(105)	(92)

Net Expenses	9,772	15,477	1,161	274	424	288

NET INVESTMENT INCOME	11,015	32,996	3,398	2,164	2,400	1,202

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment securities from affiliated mutual fund investment (3)	-	-	-	3,681	3,993	4,435

Investment security transactions	64,643	(87,799)	3,462	-	-	-

Futures contracts transactions	(767)	(12,058)	-	-	-	-

Foreign currency transactions	(465)	(2,935)	-	-	-	-

Net Realized Gain (Loss)	63,411	(102,792)	3,462	3,681	3,993	4,435

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities from affiliated mutual fund investment	-	-	-	1,647	7,543	5,382

Investment securities	129,126	99,166	15,723	-	-	-

Futures contracts	-	(630)	-	-	-	-

Foreign currencies	(176)	108	-	-	-	-

Change in Net Unrealized Appreciation	128,950	98,644	15,723	1,647	7,543	5,382

Payment by an affiliate (see Note 7 in Notes to Financial Statements)	-	8	-	-	-	-

NET GAIN (LOSS)	192,361	(4,140)	19,185	5,328	11,536	9,817

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$203,376	$28,856	$22,583	$7,492	$13,936	$11,019

Foreign taxes withheld on dividends and interest	$1,921	$4,678	$-	$-	$-	$-

(1)	Pacific Life Fund Advisors LLC waived a portion of its advisory fees for the American Funds Asset Allocation Portfolio (see Note 3 in Notes to Financial Statements).
(2)	Pacific Life Fund Advisors LLC reimbursed expenses for the Pacific Dynamix Portfolios (see Notes 5 in Notes to Financial Statements).
(3)	Includes capital gain distributions received of $1,230, $2,193 and $1,857 for the Pacific Dynamix – Conservative Growth, Pacific Dynamix – Moderate Growth, and Pacific Dynamix – Growth Portfolios, respectively.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
(In thousands)	2010	2009	2010	2009	2010	2009

	Cash Management Portfolio		Diversified Bond Portfolio		Floating Rate Loan Portfolio
OPERATIONS
Net investment income (loss)	($569)	$2,864	$94,724	$72,807	$61,652	$36,863

Net realized gain (loss)	6	(9)	38,716	24,086	(78,146)	(83,431)

Change in net unrealized appreciation (depreciation)	-	-	70,343	157,208	89,939	221,158

Payment by an affiliate (1)	-	-	144	-	-	-

Net Increase (Decrease) in Net Assets Resulting from Operations	(563)	2,855	203,927	254,101	73,445	174,590

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(51)	(3,427)	(86,097)	(69,017)	(48,655)	(39,668)

Net realized gains	-	-	-	-	-	-

Net Decrease from Dividends and Distributions to Shareholders	(51)	(3,427)	(86,097)	(69,017)	(48,655)	(39,668)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	492,270	533,188	962,799	164,922	125,031	165,105

Dividend and distribution reinvestments	51	3,427	86,097	69,017	48,655	39,668

Cost of shares repurchased	(788,007)	(1,037,406)	(289,871)	(198,124)	(113,850)	(34,224)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(295,686)	(500,791)	759,025	35,815	59,836	170,549

NET INCREASE (DECREASE) IN NET ASSETS	(296,300)	(501,363)	876,855	220,899	84,626	305,471

NET ASSETS
Beginning of Year	1,157,560	1,658,923	2,080,046	1,859,147	962,607	657,136

End of Year	$861,260	$1,157,560	$2,956,901	$2,080,046	$1,047,233	$962,607

Undistributed/Accumulated Net Investment Income (Loss)	($145)	($86)	$11,828	$8,472	$24,391	($736)

	High Yield Bond Portfolio		Inflation Managed Portfolio		Managed Bond Portfolio
OPERATIONS
Net investment income	$91,884	$82,882	$74,941	$104,431	$191,987	$230,951

Net realized gain (loss)	64,593	(50,217)	279,260	529,762	267,329	(11,195)

Change in net unrealized appreciation (depreciation)	(1,424)	272,119	30,440	129,564	38,032	641,267

Payment by an affiliate (1)	16	-	-	-	680	-

Net Increase in Net Assets Resulting from Operations	155,069	304,784	384,641	763,757	498,028	861,023

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(88,143)	(77,391)	(92,504)	(163,117)	(220,347)	(305,970)

Net realized gains	-	-	-	(160,545)	-	(301,619)

Net Decrease from Dividends and Distributions to Shareholders	(88,143)	(77,391)	(92,504)	(323,662)	(220,347)	(607,589)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	130,865	296,972	321,451	174,982	1,469,164	265,172

Shares issued in connection with acquisition (2)	-	-	-	-	86,296	-

Dividend and distribution reinvestments	88,143	77,391	92,504	323,662	220,347	607,589

Cost of shares repurchased	(248,494)	(112,881)	(440,759)	(588,726)	(683,209)	(529,429)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(29,486)	261,482	(26,804)	(90,082)	1,092,598	343,332

NET INCREASE IN NET ASSETS	37,440	488,875	265,333	350,013	1,370,279	596,766

NET ASSETS
Beginning of Year	1,140,825	651,950	4,333,598	3,983,585	5,005,993	4,409,227

End of Year	$1,178,265	$1,140,825	$4,598,931	$4,333,598	$6,376,272	$5,005,993

Undistributed Net Investment Income	$10,153	$6,238	$22,208	$34,218	$23,174	$64,602

(1)	See Note 7 in Notes to Financial Statements for payment by an affiliate.
(2)	See Note 17 in Notes to Financial Statements for shares issued in connection with acquisition.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
(In thousands)	2010	2009	2010	2009	2010	2009
			American Funds		American Funds
	Short Duration Bond Portfolio		Growth Portfolio		Growth-Income Portfolio
OPERATIONS
Net investment income	$24,356	$44,070	$2,908	$931	$13,927	$15,676

Net realized gain (loss)	22,683	(91,324)	(52,837)	(392,730)	(44,912)	(30,570)

Change in net unrealized appreciation	4,880	161,904	205,292	691,262	176,372	369,515

Payment by an affiliate (1)	109	-	-	-	-	-

Net Increase in Net Assets Resulting from Operations	52,028	114,650	155,363	299,463	145,387	354,621

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(24,398)	(41,997)	(26)	(984)	-	(15,756)

Net realized gains	-	-	-	(197,387)	-	(133,619)

Net Decrease from Dividends and Distributions to Shareholders	(24,398)	(41,997)	(26)	(198,371)	-	(149,375)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	317,412	164,894	44,345	64,928	35,913	69,236

Dividend and distribution reinvestments	24,398	41,997	26	198,371	-	149,375

Cost of shares repurchased	(181,799)	(405,557)	(130,689)	(622,747)	(282,497)	(86,319)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	160,011	(198,666)	(86,318)	(359,448)	(246,584)	132,292

NET INCREASE (DECREASE) IN NET ASSETS	187,641	(126,013)	69,019	(258,356)	(101,197)	337,538

NET ASSETS
Beginning of Year	1,446,376	1,572,389	927,858	1,186,214	1,496,349	1,158,811

End of Year	$1,634,017	$1,446,376	$996,877	$927,858	$1,395,152	$1,496,349

Undistributed Net Investment Income	$2,421	$2,463	N/A	N/A	N/A	N/A

	Comstock Portfolio		Dividend Growth Portfolio		Equity Index Portfolio
OPERATIONS
Net investment income	$26,217	$26,183	$9,795	$7,312	$50,791	$57,886

Net realized gain (loss)	16,363	(252,266)	52,880	(168,375)	(68,120)	(20,371)

Change in net unrealized appreciation	259,390	713,059	15,518	285,315	450,512	790,309

Net Increase in Net Assets Resulting from Operations	301,970	486,976	78,193	124,252	433,183	827,824

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(25,735)	(25,494)	(9,203)	(7,270)	(49,706)	(56,951)

Net realized gains	-	-	-	-	-	-

Net Decrease from Dividends and Distributions to Shareholders	(25,735)	(25,494)	(9,203)	(7,270)	(49,706)	(56,951)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	31,556	236,575	595,539	17,865	63,193	1,415,911

Dividend and distribution reinvestments	25,735	25,494	9,203	7,270	49,706	56,951

Cost of shares repurchased	(237,601)	(95,368)	(75,636)	(340,330)	(1,627,107)	(209,868)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(180,310)	166,701	529,106	(315,195)	(1,514,208)	1,262,994

NET INCREASE (DECREASE) IN NET ASSETS	95,925	628,183	598,096	(198,213)	(1,130,731)	2,033,867

NET ASSETS
Beginning of Year	2,107,716	1,479,533	481,930	680,143	3,772,752	1,738,885

End of Year	$2,203,641	$2,107,716	$1,080,026	$481,930	$2,642,021	$3,772,752

Undistributed/Accumulated Net Investment Income (Loss)	N/A	N/A	N/A	N/A	N/A	N/A

(1)	See Note 7 in Notes to Financial Statements for payment by an affiliate.
N/A	Not applicable (see Net Assets Consist of in Statements of Assets and Liabilities).

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
(In thousands)	2010	2009	2010	2009	2010	2009

	Focused 30 Portfolio		Growth LT Portfolio		Large-Cap Growth Portfolio
OPERATIONS
Net investment income (loss)	($379)	($270)	$9,375	$8,233	$170	$575

Net realized gain (loss)	(2,766)	(122,839)	54,564	(260,976)	159,514	(13,587)

Change in net unrealized appreciation	15,933	216,557	101,003	701,715	21,300	376,859

Payment by an affiliate (1)	9	-	1	-	-	-

Net Increase in Net Assets Resulting from Operations	12,797	93,448	164,943	448,972	180,984	363,847

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	-	-	(17,022)	(14,793)	-	(659)

Net realized gains	-	-	-	-	-	-

Net Decrease from Dividends and Distributions to Shareholders	-	-	(17,022)	(14,793)	-	(659)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	23,784	53,405	41,721	59,381	31,519	479,118

Dividend and distribution reinvestments	-	-	17,022	14,793	-	659

Cost of shares repurchased	(68,189)	(321,419)	(188,590)	(149,187)	(126,444)	(56,959)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(44,405)	(268,014)	(129,847)	(75,013)	(94,925)	422,818

NET INCREASE (DECREASE) IN NET ASSETS	(31,608)	(174,566)	18,074	359,166	86,059	786,006

NET ASSETS
Beginning of Year	180,909	355,475	1,606,364	1,247,198	1,318,154	532,148

End of Year	$149,301	$180,909	$1,624,438	$1,606,364	$1,404,213	$1,318,154

Undistributed/Accumulated Net Investment Income (Loss)	N/A	N/A	N/A	N/A	N/A	N/A

			Long/Short Large-Cap
	Large-Cap Value Portfolio		Portfolio		Main Street Core Portfolio
OPERATIONS
Net investment income	$50,264	$59,194	$13,244	$10,645	$12,961	$18,246

Net realized gain (loss)	12,869	(212,136)	165,499	(58,767)	115,329	(467,074)

Change in net unrealized appreciation (depreciation)	209,967	809,444	(3,140)	376,109	85,414	769,210

Net Increase in Net Assets Resulting from Operations	273,100	656,502	175,603	327,987	213,704	320,382

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(45,824)	(58,766)	(12,248)	(9,834)	(11,435)	(17,979)

Net realized gains	-	-	-	-	-	-

Net Decrease from Dividends and Distributions to Shareholders	(45,824)	(58,766)	(12,248)	(9,834)	(11,435)	(17,979)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	39,898	686,939	46,250	463,546	22,837	37,161

Shares issued in connection with acquisitions (2)	-	-	-	-	229,539	-

Dividend and distribution reinvestments	45,824	58,766	12,248	9,834	11,435	17,979

Cost of shares repurchased	(488,733)	(130,108)	(100,504)	(38,377)	(280,289)	(454,815)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(403,011)	615,597	(42,006)	435,003	(16,478)	(399,675)

NET INCREASE (DECREASE) IN NET ASSETS	(175,735)	1,213,333	121,349	753,156	185,791	(97,272)

NET ASSETS
Beginning of Year	3,278,645	2,065,312	1,480,513	727,357	1,333,869	1,431,141

End of Year	$3,102,910	$3,278,645	$1,601,862	$1,480,513	$1,519,660	$1,333,869

Undistributed/Accumulated Net Investment Income (Loss)	N/A	N/A	N/A	N/A	N/A	N/A

(1)	See Note 7 in Notes to Financial Statements for payment by an affiliate.
(2)	See Note 17 in Notes to Financial Statements for shares issued in connection with acquisitions.
N/A	Not applicable (see Net Assets Consist of in Statements of Assets and Liabilities).

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year/Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
(In thousands)	2010	2009	2010	2009	2010	2009

	Mid-Cap Equity Portfolio		Mid-Cap Growth Portfolio		Mid-Cap Value Portfolio (1)
OPERATIONS
Net investment income	$18,187	$19,755	$2,870	$3,337	$12,972	$6,179

Net realized gain (loss)	268,885	(613,990)	74,176	(3,023)	212,605	105,966

Change in net unrealized appreciation (depreciation)	124,600	1,209,759	266,005	425,172	(8,948)	154,944

Payment by an affiliate (2)	-	-	20	-	-	-

Net Increase in Net Assets Resulting from Operations	411,672	615,524	343,071	425,486	216,629	267,089

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(18,274)	(19,164)	(2,177)	(3,329)	(11,264)	(6,176)

Net realized gains	-	-	-	(1,454)	-	(78,890)

Net Decrease from Dividends and Distributions to Shareholders	(18,274)	(19,164)	(2,177)	(4,783)	(11,264)	(85,066)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	29,254	73,231	58,081	253,998	43,082	854,246

Dividend and distribution reinvestments	18,274	19,164	2,177	4,783	11,264	85,066

Cost of shares repurchased	(334,286)	(1,471,090)	(266,901)	(95,519)	(163,316)	(40,475)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(286,758)	(1,378,695)	(206,643)	163,262	(108,970)	898,837

NET INCREASE (DECREASE) IN NET ASSETS	106,640	(782,335)	134,251	583,965	96,395	1,080,860

NET ASSETS
Beginning of Year or Period	1,924,840	2,707,175	1,174,736	590,771	1,080,860	-

End of Year or Period	$2,031,480	$1,924,840	$1,308,987	$1,174,736	$1,177,255	$1,080,860

Undistributed/Accumulated Net Investment Income (Loss)	N/A	N/A	N/A	N/A	N/A	N/A

	Small-Cap Equity Portfolio		Small-Cap Growth Portfolio		Small-Cap Index Portfolio
OPERATIONS
Net investment income (loss)	$7,201	$5,033	($3,307)	($1,701)	$4,204	$5,048

Net realized gain (loss)	161,635	(32,135)	78,109	(95,123)	(16,286)	(70,929)

Change in net unrealized appreciation (depreciation)	(13,341)	192,565	67,161	307,408	121,192	170,771

Payment by an affiliate (2)	39	-	-	-	9	-

Net Increase in Net Assets Resulting from Operations	155,534	165,463	141,963	210,584	109,119	104,890

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(6,724)	(4,511)	-	-	(3,860)	(4,785)

Net realized gains	-	-	-	-	-	(27,469)

Net Decrease from Dividends and Distributions to Shareholders	(6,724)	(4,511)	-	-	(3,860)	(32,254)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	603,248	28,671	35,402	31,122	46,861	34,231

Dividend and distribution reinvestments	6,724	4,511	-	-	3,860	32,254

Cost of shares repurchased	(380,220)	(95,453)	(124,606)	(188,219)	(113,587)	(93,670)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	229,752	(62,271)	(89,204)	(157,097)	(62,866)	(27,185)

NET INCREASE IN NET ASSETS	378,562	98,681	52,759	53,487	42,393	45,451

NET ASSETS
Beginning of Year	710,807	612,126	605,964	552,477	464,971	419,520

End of Year	$1,089,369	$710,807	$658,723	$605,964	$507,364	$464,971

Undistributed/Accumulated Net Investment Income (Loss)	N/A	N/A	N/A	N/A	N/A	N/A

(1)	Operations commenced on January 2, 2009.
(2)	See Note 7 in Notes to Financial Statements for payment by an affiliate.
N/A	Not applicable (see Net Assets Consist of in Statements of Assets and Liabilities).

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
(In thousands)	2010	2009	2010	2009	2010	2009

	Small-Cap Value Portfolio		Health Sciences Portfolio		Real Estate Portfolio
OPERATIONS
Net investment income (loss)	$11,735	$15,012	($571)	($450)	$4,686	$6,044

Net realized gain (loss)	81,507	(70,624)	8,411	(8,233)	23,430	(100,318)

Change in net unrealized appreciation	52,456	202,307	11,301	27,703	137,398	253,738

Payment by an affiliate (1)	-	-	7	-	-	-

Net Increase in Net Assets Resulting from Operations	145,698	146,695	19,148	19,020	165,514	159,464

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(11,689)	(14,568)	-	(96)	(7,983)	(10,135)

Net realized gains	-	-	-	-	-	(4,597)

Net Decrease from Dividends and Distributions to Shareholders	(11,689)	(14,568)	-	(96)	(7,983)	(14,732)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	53,496	162,617	26,425	17,473	36,629	56,385

Dividend and distribution reinvestments	11,689	14,568	-	96	7,983	14,732

Cost of shares repurchased	(269,016)	(64,665)	(29,588)	(28,590)	(188,419)	(67,785)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(203,831)	112,520	(3,163)	(11,021)	(143,807)	3,332

NET INCREASE (DECREASE) IN NET ASSETS	(69,822)	244,647	15,985	7,903	13,724	148,064

NET ASSETS
Beginning of Year	682,592	437,945	90,008	82,105	610,575	462,511

End of Year	$612,770	$682,592	$105,993	$90,008	$624,299	$610,575

Undistributed/Accumulated Net Investment Income (Loss)	N/A	N/A	N/A	N/A	N/A	N/A

					International Large-Cap
	Technology Portfolio		Emerging Markets Portfolio		Portfolio
OPERATIONS
Net investment income (loss)	($601)	($340)	$12,670	$13,910	$31,260	$37,885

Net realized gain (loss)	16,460	932	210,796	(145,753)	(59,448)	(125,441)

Change in net unrealized appreciation (depreciation)	(1,001)	24,616	174,855	968,323	260,343	761,567

Payment by an affiliate (1)	19	-	-	-	-	-

Net Increase in Net Assets Resulting from Operations	14,877	25,208	398,321	836,480	232,155	674,011

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	-	-	(18,213)	(12,465)	(25,770)	(35,547)

Net realized gains	-	-	-	(220,369)	-	-

Net Decrease from Dividends and Distributions to Shareholders	-	-	(18,213)	(232,834)	(25,770)	(35,547)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	25,583	33,375	96,896	75,741	54,118	52,097

Dividend and distribution reinvestments	-	-	18,213	232,834	25,770	35,547

Cost of shares repurchased	(32,294)	(20,906)	(374,475)	(201,379)	(408,549)	(208,696)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(6,711)	12,469	(259,366)	107,196	(328,661)	(121,052)

NET INCREASE (DECREASE) IN NET ASSETS	8,166	37,677	120,742	710,842	(122,276)	517,412

NET ASSETS
Beginning of Year	82,094	44,417	1,732,557	1,021,715	2,601,657	2,084,245

End of Year	$90,260	$82,094	$1,853,299	$1,732,557	$2,479,381	$2,601,657

Undistributed/Accumulated Net Investment Income (Loss)	N/A	N/A	($3,137)	$1,107	$7,090	$3,610

(1)	See Note 7 in Notes to Financial Statements for payment by an affiliate.
N/A	Not applicable (see Net Assets Consist of in Statements of Assets and Liabilities).

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

		Year/Period		Year/Period		Year/Periods
	Year Ended	Ended	Year Ended	Ended	Year Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
(In thousands)	2010	2009	2010	2009	2010	2009
	International Small-Cap				American Funds
	Portfolio		International Value Portfolio		Asset Allocation Portfolio (1)
OPERATIONS
Net investment income	$11,015	$11,514	$32,996	$58,266	$3,398	$2,304

Net realized gain (loss)	63,411	(103,731)	(102,792)	(754,923)	3,462	1,523

Change in net unrealized appreciation	128,950	310,610	98,644	1,162,406	15,723	14,013

Payment by an affiliate (2)	-	-	8	-	-	-

Net Increase in Net Assets Resulting from Operations	203,376	218,393	28,856	465,749	22,583	17,840

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(22,933)	(10,807)	(44,310)	(41,773)	-	(2,313)

Net realized gains	-	-	-	-	-	-

Net Decrease from Dividends and Distributions to Shareholders	(22,933)	(10,807)	(44,310)	(41,773)	-	(2,313)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	32,159	132,691	41,167	114,381	84,539	141,642

Dividend and distribution reinvestments	22,933	10,807	44,310	41,773	-	2,313

Cost of shares repurchased	(127,968)	(59,420)	(500,272)	(714,115)	(17,971)	(20,345)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(72,876)	84,078	(414,795)	(557,961)	66,568	123,610

NET INCREASE (DECREASE) IN NET ASSETS	107,567	291,664	(430,249)	(133,985)	89,151	139,137

NET ASSETS
Beginning of Year or Period	887,039	595,375	2,093,731	2,227,716	139,137	-

End of Year or Period	$994,606	$887,039	$1,663,482	$2,093,731	$228,288	$139,137

Undistributed/Accumulated Net Investment Income (Loss)	$1,769	$1,063	$19,380	$19,222	N/A	N/A

	Pacific Dynamix - Conservative		Pacific Dynamix - Moderate		Pacific Dynamix - Growth
	Growth Portfolio (3)		Growth Portfolio (3)		Portfolio (3)
OPERATIONS
Net investment income	$2,164	$448	$2,400	$660	$1,202	$360

Net realized gain	3,681	403	3,993	451	4,435	1,079

Change in net unrealized appreciation	1,647	2,103	7,543	5,170	5,382	5,244

Net Increase in Net Assets Resulting from Operations	7,492	2,954	13,936	6,281	11,019	6,683

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(2,170)	(448)	(2,402)	(660)	(1,205)	(360)

Net realized gains	(2,439)	(403)	(2,152)	(451)	(2,923)	(1,079)

Net Decrease from Dividends and Distributions to Shareholders	(4,609)	(851)	(4,554)	(1,111)	(4,128)	(1,439)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	93,280	40,629	83,075	64,543	60,056	51,885

Dividend and distribution reinvestments	4,609	851	4,554	1,111	4,128	1,439

Cost of shares repurchased	(12,643)	(1,938)	(9,212)	(553)	(16,005)	(5,212)

Net Increase in Net Assets from Capital Share Transactions	85,246	39,542	78,417	65,101	48,179	48,112

NET INCREASE IN NET ASSETS	88,129	41,645	87,799	70,271	55,070	53,356

NET ASSETS
Beginning of Year or Period	41,645	-	70,271	-	53,356	-

End of Year or Period	$129,774	$41,645	$158,070	$70,271	$108,426	$53,356

Undistributed/Accumulated Net Investment Income (Loss)	N/A	N/A	N/A	N/A	N/A	N/A

(1)	Operations commenced on February 2, 2009.
(2)	See Note 7 in Notes to Financial Statements for payment by an affiliate.
(3)	Operations commenced on May 1, 2009.
N/A	Not applicable (see Net Assets Consist of in Statements of Assets and Liabilities).

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENT OF CASH FLOWS (1)

FOR THE YEAR ENDED DECEMBER 31, 2010	Long/Short
(In thousands)	Large-Cap
Portfolio
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$175,603

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of long-term securities	(2,798,280)

Proceeds from disposition of long-term securities	2,867,830

Purchases to cover securities sold short	(747,352)

Proceeds from securities sold short	715,728

Purchases of short-term securities, net	(3,809)

Increase in cash collateral received for securities on loan (2)	(417,095)

Decrease in dividends and interest receivable	414

Decrease in receivable for securities sold	443

Increase in payable upon return of securities loaned (2)	417,095

Increase in payable for securities purchased	1,629

Increase in accrued advisory fees	84

Increase in accrued service fees	10

Increase in accrued support service expenses	5

Increase in accrued custodian, and portfolio accounting and tax fees	3

Increase in accrued trustees’ fees and expenses and deferred compensation	5

Increase in accrued dividends and interest payable (3)	18

Decrease in accrued other payables	(1)

Change in net unrealized depreciation on investments	3,137

Net realized gain on investment securities	(161,387)

Increase in variation margin on futures contracts	(115)

Net amortization on investments	21

Net cash provided by operating activities	53,986

CASH FLOWS FROM FINANCING ACTIVITIES (4):
Proceeds from shares sold	46,262

Payments on shares redeemed	(100,248)

Net cash used in financing activities	(53,986)

NET INCREASE IN CASH	-

CASH:
Beginning of Year	-

End of Year	$-

(1)	Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amounts shown in the Statement of Cash Flows are the amount included within the Statements of Assets and Liabilities and include cash on hand at the custodian bank and do not include any short-term investments. The Long/Short Large-Cap Portfolio has not met the exemption criteria under the Financial Accounting Standards Board Accounting Standards Codification Topic 230, Statement of Cash Flows, and therefore includes a Statement of Cash Flows. All other portfolios have met the exemption criteria.
(2)	The amount represents total cash collateral received by the Long/Short Large-Cap Portfolio from borrowers of securities on loan as of December 31, 2010. The cash collateral received was segregated with broker(s)/custodian as collateral to cover securities sold short and is therefore uninvested (See Note 8 in Notes to Financial Statements).
(3)	Interest paid by the Long/Short Large-Cap Portfolio was $1,865.
(4)	Reinvestment of dividends for the Long/Short Large-Cap Portfolio was $12,248.

See Notes to Financial Statements

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS
Selected per share, ratios and supplemental data for each year or period ended December 31 were as follows:

																		Ratio of Net
																Ratio of	Ratio of	Investment
																Expenses	Expenses	Income (Loss)
							Distributions					Net Asset			Net Assets,	After Expense	Before Expense	After Expense
	Net Asset Value,		Net Realized		Total from		from Net		Distributions			Value,			End of Year	Reductions	Reductions	Reductions	Portfolio
	Beginning of	Net Investment	and Unrealized		Investment		Investment		from	Total		End of Year	Total		or Period	to Average	to Average	To Average	Turnover
For the Year or Period Ended	Year or Period	Income (Loss)	Gain (Loss)		Operations		Income		Capital Gains	Distributions		or Period	Returns (1)		(in thousands)	Net Assets (2), (3)	Net Assets (3)	Net Assets (3)	Rates
Cash Management (4)
2010	$10.09	($0.01)	$0.01		($-	) (5)	($-	) (5)	$-	($-	) (5)	$10.09	(0.05%)		$861,260	0.32%	0.37%	(0.06%)	NA
2009	10.10	0.02	(0.01)		0.01		(0.02)		-	(0.02)		10.09	0.17%		1,157,560	0.36%	0.36%	0.20%	NA
2008	10.08	0.23	0.01		0.24		(0.22)		-	(0.22)		10.10	2.36%		1,658,923	0.35%	0.35%	2.29%	NA
2007	10.08	0.49	(-	) (5)	0.49		(0.49)		-	(0.49)		10.08	4.99%		1,047,501	0.35%	0.36%	4.83%	NA
2006	10.09	0.47	(0.01)		0.46		(0.47)		-	(0.47)		10.08	4.69%		970,375	0.37%	0.37%	4.63%	NA

Diversified Bond (4)
2010	$9.54	$0.35	$0.41	(6)	$0.76		($0.29)		$-	($0.29)		$10.01	8.04	% (6)	$2,956,901	0.63%	0.63%	3.48%	889.86%
2009	8.63	0.35	0.89		1.24		(0.33)		-	(0.33)		9.54	14.13%		2,080,046	0.64%	0.64%	3.79%	515.78%
2008	9.77	0.42	(1.19)		(0.77)		(0.37)		-	(0.37)		8.63	(7.80%)		1,859,147	0.63%	0.63%	4.50%	720.07%
2007	10.15	0.50	(0.38)		0.12		(0.48)		(0.02)	(0.50)		9.77	1.32%		2,021,197	0.63%	0.63%	5.02%	925.04%
2006 (7)	10.00	0.33	0.19		0.52		(0.31)		(0.06)	(0.37)		10.15	5.20%		776,087	0.64%	0.64%	4.82%	466.45%

Floating Rate Loan (4)
2010	$7.32	$0.45	$0.08		$0.53		($0.35)		$-	($0.35)		$7.50	7.27%		$1,047,233	0.97%	1.03%	6.03%	97.23%
2009	6.16	0.31	1.17		1.48		(0.32)		-	(0.32)		7.32	24.31%		962,607	1.02%	1.02%	4.44%	71.37%
2008	9.41	0.62	(3.28)		(2.66)		(0.59)		-	(0.59)		6.16	(29.28%)		657,136	1.02%	1.02%	7.35%	32.13%
2007 (8)	10.00	0.43	(0.62)		(0.19)		(0.40)		-	(0.40)		9.41	(1.86%)		772,538	1.03%	1.03%	6.56%	12.05%

High Yield Bond (4)
2010	$6.06	$0.51	$0.34	(6)	$0.85		($0.50)		$-	($0.50)		$6.41	14.52	% (6)	$1,178,265	0.63%	0.63%	8.06%	120.48%
2009	4.66	0.50	1.33		1.83		(0.43)		-	(0.43)		6.06	39.87%		1,140,825	0.64%	0.64%	9.05%	112.27%
2008	6.58	0.50	(1.92)		(1.42)		(0.50)		-	(0.50)		4.66	(22.20%)		651,950	0.63%	0.63%	8.35%	43.18%
2007	6.93	0.53	(0.36)		0.17		(0.52)		-	(0.52)		6.58	2.44%		792,270	0.63%	0.63%	7.67%	40.57%
2006	6.82	0.50	0.11		0.61		(0.50)		-	(0.50)		6.93	9.42%		838,795	0.64%	0.64%	7.34%	64.84%

Inflation Managed (4)
2010	$11.06	$0.19	$0.78		$0.97		($0.23)		$-	($0.23)		$11.80	8.78%		$4,598,931	0.63%	0.63%	1.63%	406.13%
2009	9.94	0.27	1.74		2.01		(0.44)		(0.45)	(0.89)		11.06	20.80%		4,333,598	0.64%	0.64%	2.56%	623.14%
2008	11.35	0.44	(1.47)		(1.03)		(0.32)		(0.06)	(0.38)		9.94	(9.34%)		3,983,585	0.63%	0.64%	3.91%	1,070.59%
2007	10.75	0.51	0.56		1.07		(0.47)		-	(0.47)		11.35	10.14%		4,752,429	0.62%	0.62%	4.64%	916.41%
2006	11.50	0.46	(0.42)		0.04		(0.44)		(0.35)	(0.79)		10.75	0.52%		3,387,225	0.63%	0.64%	4.20%	945.17%

Managed Bond (4)
2010	$11.08	$0.37	$0.62	(6)	$0.99		($0.40)		$-	($0.40)		$11.67	8.96	% (6)	$6,376,272	0.63%	0.63%	3.20%	618.75%
2009	10.52	0.55	1.54		2.09		(0.75)		(0.78)	(1.53)		11.08	21.01%		5,005,993	0.64%	0.64%	5.03%	744.21%
2008	11.34	0.60	(0.80)		(0.20)		(0.51)		(0.11)	(0.62)		10.52	(1.71%)		4,409,227	0.64%	0.64%	5.39%	1,137.03%
2007	10.92	0.52	0.40		0.92		(0.49)		(0.01)	(0.50)		11.34	8.53%		4,819,028	0.63%	0.64%	4.76%	1,041.87%
2006	10.85	0.47	0.04		0.51		(0.44)		-	(0.44)		10.92	4.81%		3,758,133	0.65%	0.66%	4.35%	835.49%

Short Duration Bond (4)
2010	$9.27	$0.14	$0.18	(6)	$0.32		($0.14)		$-	($0.14)		$9.45	3.40	% (6)	$1,634,017	0.63%	0.63%	1.52%	170.58%
2009	8.81	0.28	0.46		0.74		(0.28)		-	(0.28)		9.27	8.66%		1,446,376	0.64%	0.64%	3.06%	181.12%
2008	9.65	0.36	(0.84)		(0.48)		(0.36)		-	(0.36)		8.81	(5.09%)		1,572,389	0.63%	0.63%	3.80%	117.51%
2007	9.66	0.43	(-	) (5)	0.43		(0.44)		-	(0.44)		9.65	4.47%		1,561,502	0.62%	0.62%	4.49%	64.84%
2006	9.65	0.40	0.01		0.41		(0.40)		-	(0.40)		9.66	4.27%		1,922,941	0.63%	0.63%	4.12%	55.97%

American Funds Growth (4), (9)
2010	$7.12	$0.02	$1.28		$1.30		($-	) (5)	$-	($-	) (5)	$8.42	18.26%		$996,877	0.63%	0.97%	0.32%	4.44%
2009	6.87	0.01	2.23		2.24		(0.01)		(1.98)	(1.99)		7.12	38.86%		927,858	0.64%	0.98%	0.10%	6.22%
2008	14.40	0.07	(5.70)		(5.63)		(0.06)		(1.84)	(1.90)		6.87	(44.19%)		1,186,214	0.62%	0.96%	0.62%	5.66%
2007	12.92	0.06	1.48		1.54		(0.06)		-	(0.06)		14.40	11.93%		1,558,464	0.53%	0.96%	0.44%	27.54%
2006	11.92	0.06	1.11		1.17		(0.06)		(0.11)	(0.17)		12.92	9.81%		1,648,035	0.38%	0.97%	0.52%	2.48%

See Notes to Financial Statements	See explanation of references on C-24 and C-25

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended December 31 were as follows:

																	Ratio of Net
															Ratio of	Ratio of	Investment
															Expenses	Expenses	Income (Loss)
						Distributions					Net Asset			Net Assets,	After Expense	Before Expense	After Expense
	Net Asset Value,			Net Realized	Total from	from Net		Distributions			Value,			End of Year	Reductions	Reductions	Reductions	Portfolio
	Beginning of	Net Investment		and Unrealized	Investment	Investment		from	Total		End of Year	Total		or Period	to Average	to Average	To Average	Turnover
For the Year or Period Ended	Year or Period	Income (Loss)		Gain (Loss)	Operations	Income		Capital Gains	Distributions		or Period	Returns (1)		(in thousands)	Net Assets (2), (3)	Net Assets (3)	Net Assets (3)	Rates
American Funds Growth-Income (4), (9)
2010	$8.41	$0.09		$0.84	$0.93	($-	) (5)	$-	($-	) (5)	$9.34	11.03%		$1,395,152	0.62%	0.96%	1.02%	3.50%
2009	7.27	0.09		1.97	2.06	(0.09)		(0.83)	(0.92)		8.41	30.74%		1,496,349	0.63%	0.97%	1.23%	6.40%
2008	12.47	0.14		(4.75)	(4.61)	(0.14)		(0.45)	(0.59)		7.27	(38.08%)		1,158,811	0.62%	0.96%	1.32%	15.79%
2007	12.07	0.17		0.39	0.56	(0.16)		-	(0.16)		12.47	4.66%		2,072,241	0.54%	0.95%	1.36%	2.21%
2006	10.88	0.17		1.44	1.61	(0.14)		(0.28)	(0.42)		12.07	14.77%		1,589,151	0.38%	0.97%	1.49%	0.89%

Comstock (4)
2010	$7.55	$0.10		$1.06	$1.16	($0.10)		$-	($0.10)		$8.61	15.42%		$2,203,641	0.92%	0.92%	1.27%	18.86%
2009	5.94	0.10		1.60	1.70	(0.09)		-	(0.09)		7.55	28.68%		2,107,716	0.93%	0.93%	1.51%	33.85%
2008	10.22	0.17		(3.82)	(3.65)	(0.18)		(0.45)	(0.63)		5.94	(36.79%)		1,479,533	0.92%	0.92%	2.05%	55.85%
2007	10.69	0.18		(0.50)	(0.32)	(0.15)		-	(0.15)		10.22	(3.01%)		2,631,070	0.92%	0.93%	1.61%	25.01%
2006	10.23	0.18		1.42	1.60	(0.16)		(0.98)	(1.14)		10.69	16.33%		1,608,547	0.98%	0.98%	1.72%	28.92%

Dividend Growth (4)
2010	$8.86	$0.11		$0.84	$0.95	($0.08)		$-	($0.08)		$9.73	10.77%		$1,080,026	0.90%	0.90%	1.20%	68.99%
2009	6.80	0.10		2.10	2.20	(0.14)		-	(0.14)		8.86	32.40%		481,930	0.90%	0.90%	1.43%	56.09%
2008	13.50	0.11		(4.75)	(4.64)	(0.11)		(1.95)	(2.06)		6.80	(39.07%)		680,143	0.89%	0.89%	1.02%	46.85%
2007	13.44	0.10		0.06	0.16	(0.10)		-	(0.10)		13.50	1.19%		1,518,700	0.89%	0.89%	0.72%	44.56%
2006	12.35	0.09		1.38	1.47	(0.09)		(0.29)	(0.38)		13.44	11.97%		1,659,020	0.93%	0.93%	0.69%	25.19%

Equity Index (4)
2010	$24.38	$0.44		$3.17	$3.61	($0.52)		$-	($0.52)		$27.47	14.81%		$2,642,021	0.28%	0.28%	1.75%	5.23%
2009	19.59	0.44		4.72	5.16	(0.37)		-	(0.37)		24.38	26.36%		3,772,752	0.28%	0.28%	2.04%	4.53%
2008	33.65	0.59		(12.78)	(12.19)	(0.53)		(1.34)	(1.87)		19.59	(37.35%)		1,738,885	0.28%	0.28%	2.17%	6.21%
2007	32.59	0.60		1.11	1.71	(0.65)		-	(0.65)		33.65	5.23%		2,123,411	0.27%	0.27%	1.76%	5.19%
2006	29.56	0.53		4.01	4.54	(0.56)		(0.95)	(1.51)		32.59	15.52%		2,405,696	0.28%	0.28%	1.70%	5.56%

Focused 30 (4)
2010	$11.32	($0.03)		$1.20 (6)	$1.17	$-		$-	$-		$12.49	10.35	% (6)	$149,301	0.99%	0.99%	(0.24%)	36.37%
2009	7.53	(0.01)		3.80	3.79	-		-	-		11.32	50.43%		180,909	0.96%	0.97%	(0.12%)	35.37%
2008	16.12	(0.01)		(7.64)	(7.65)	(0.01)		(0.93)	(0.94)		7.53	(50.14%)		355,475	0.96%	0.96%	(0.05%)	62.01%
2007	12.27	0.07		3.83	3.90	(0.05)		-	(0.05)		16.12	31.84%		374,199	0.96%	0.96%	0.51%	24.37%
2006	9.92	0.04		2.32	2.36	(0.01)		-	(0.01)		12.27	23.71%		245,458	1.01%	1.02%	0.36%	35.56%

Growth LT (4)
2010	$18.04	$0.11		$1.90 (6)	$2.01	($0.20)		$-	($0.20)		$19.85	11.24	% (6)	$1,624,438	0.78%	0.78%	0.61%	46.73%
2009	13.29	0.09		4.82	4.91	(0.16)		-	(0.16)		18.04	37.28%		1,606,364	0.78%	0.78%	0.60%	59.65%
2008	26.10	0.13		(9.78)	(9.65)	(0.10)		(3.06)	(3.16)		13.29	(40.95%)		1,247,198	0.78%	0.78%	0.68%	68.02%
2007	22.66	0.16		3.39	3.55	(0.11)		-	(0.11)		26.10	15.63%		1,956,132	0.77%	0.78%	0.66%	66.24%
2006	20.78	0.09		1.92	2.01	(0.13	) (10)	-	(0.13	) (10)	22.66	9.72%		1,865,500	0.78%	0.78%	0.43%	59.07%

Large-Cap Growth (4)
2010	$5.17	$-	(5)	$0.75	$0.75	$-		$-	$-		$5.92	14.53%		$1,404,213	0.91%	0.93%	0.01%	98.13%
2009	3.68	(-	) (5)	1.49	1.49	(-	) (5)	-	(-	) (5)	5.17	40.50%		1,318,154	0.94%	0.95%	0.06%	119.32%
2008	9.38	(0.01)		(4.02)	(4.03)	-		(1.67)	(1.67)		3.68	(50.47%)		532,148	0.94%	0.94%	(0.15%)	184.06%
2007	7.71	(0.01)		1.68	1.67	-		-	-		9.38	21.63%		1,027,136	0.95%	0.95%	(0.17%)	149.35%
2006	8.03	0.01		(0.32)	(0.31)	(0.01	) (10)	-	(0.01	) (10)	7.71	(3.82%)		1,585,864	0.98%	0.98%	0.14%	158.74%

See Notes to Financial Statements	See explanation of references on C-24 and C-25

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended December 31 were as follows:

																		Ratio of Net
														Ratio of		Ratio of		Investment
														Expenses		Expenses		Income (Loss)
					Distributions					Net Asset			Net Assets,	After Expense		Before Expense		After Expense
	Net Asset Value,		Net Realized	Total from	from Net		Distributions			Value,			End of Year	Reductions		Reductions		Reductions	Portfolio
	Beginning of	Net Investment	and Unrealized	Investment	Investment		from	Total		End of Year	Total		or Period	to Average		to Average		To Average	Turnover
For the Year or Period Ended	Year or Period	Income (Loss)	Gain (Loss)	Operations	Income		Capital Gains	Distributions		or Period	Returns (1)		(in thousands)	Net Assets (2), (3)		Net Assets (3)		Net Assets (3)	Rates
Large-Cap Value (4)
2010	$10.50	$0.17	$0.79	$0.96	($0.17)		$-	($0.17)		$11.29	9.08%		$3,102,910	0.82%		0.82%		1.66%	17.37%
2009	8.68	0.21	1.80	2.01	(0.19)		-	(0.19)		10.50	23.13%		3,278,645	0.82%		0.82%		2.23%	20.75%
2008	14.21	0.21	(5.03)	(4.82)	(0.21)		(0.50)	(0.71)		8.68	(34.80%)		2,065,312	0.82%		0.82%		1.80%	37.42%
2007	13.89	0.19	0.30	0.49	(0.17)		-	(0.17)		14.21	3.54%		3,057,065	0.83%		0.83%		1.28%	19.19%
2006	13.22	0.17	2.06	2.23	(0.17)		(1.39)	(1.56)		13.89	17.58%		2,583,466	0.88%		0.88%		1.27%	28.83%

Long/Short Large-Cap (4)
2010	$8.30	$0.08	$0.93	$1.01	($0.07)		$-	($0.07)		$9.24	12.22%		$1,601,862	1.58	% (11)	1.70	% (11)	0.89%	245.15	% (11)
2009	6.55	0.07	1.74	1.81	(0.06)		-	(0.06)		8.30	27.56%		1,480,513	1.53	% (11)	1.68	% (11)	0.95%	267.22	% (11)
2008 (12)	10.00	0.05	(3.45)	(3.40)	(0.05)		-	(0.05)		6.55	(33.98%)		727,357	1.63	% (11)	1.76	% (11)	0.95%	181.49	% (11)

Main Street Core (4)
2010	$16.83	$0.18	$2.54	$2.72	($0.15)		$-	($0.15)		$19.40	16.14%		$1,519,660	0.68%		0.68%		1.02%	61.54%
2009	13.19	0.20	3.67	3.87	(0.23)		-	(0.23)		16.83	29.36%		1,333,869	0.68%		0.68%		1.43%	122.82%
2008	24.96	0.27	(9.12)	(8.85)	(0.26)		(2.66)	(2.92)		13.19	(38.87%)		1,431,141	0.68%		0.68%		1.39%	132.71%
2007	24.19	0.32	0.75	1.07	(0.30)		-	(0.30)		24.96	4.40%		2,552,874	0.67%		0.67%		1.26%	107.84%
2006	21.26	0.26	2.96	3.22	(0.29)		-	(0.29)		24.19	15.18%		2,185,287	0.68%		0.68%		1.15%	106.18%

Mid-Cap Equity (4)
2010	$12.03	$0.12	$2.70	$2.82	($0.13)		$-	($0.13)		$14.72	23.49%		$2,031,480	0.88%		0.88%		0.96%	70.08%
2009	8.70	0.09	3.36	3.45	(0.12)		-	(0.12)		12.03	39.65%		1,924,840	0.88%		0.88%		0.98%	70.53%
2008	17.16	0.22	(6.14)	(5.92)	(0.20)		(2.34)	(2.54)		8.70	(39.00%)		2,707,175	0.88%		0.88%		1.62%	90.83%
2007	17.68	0.15	(0.53)	(0.38)	(0.14)		-	(0.14)		17.16	(2.15%)		4,392,608	0.87%		0.87%		0.78%	78.69%
2006	18.08	0.11	2.41	2.52	(0.12)		(2.80)	(2.92)		17.68	14.97%		3,989,424	0.88%		0.88%		0.64%	62.35%

Mid-Cap Growth (4)
2010	$7.53	$0.02 (5)	$2.50 (6)	$2.52	($0.02)		$-	($0.02)		$10.03	33.32	% (6)	$1,308,987	0.96%		0.96%		0.24%	41.35%
2009	4.75	0.02	2.79	2.81	(0.02)		(0.01)	(0.03)		7.53	59.33%		1,174,736	0.95%		0.95%		0.37%	38.88%
2008	10.53	0.01	(4.58)	(4.57)	(0.01)		(1.20)	(1.21)		4.75	(48.36%)		590,771	0.93%		0.93%		0.16%	41.40%
2007	8.60	0.05	1.92	1.97	(0.04)		-	(0.04)		10.53	22.92%		1,454,146	0.92%		0.92%		0.48%	65.96%
2006	8.04	0.02	0.70	0.72	(0.02)		(0.14)	(0.16)		8.60	8.93%		1,070,351	0.93%		0.93%		0.24%	67.25%

Mid-Cap Value (4)
2010	$11.93	$0.15	$2.38	$2.53	($0.14)		$-	($0.14)		$14.32	21.20%		$1,177,255	0.92%		0.92%		1.20%	118.20%
2009 (13)	10.00	0.11	2.84	2.95	(0.07)		(0.95)	(1.02)		11.93	29.33%		1,080,860	0.93%		0.93%		0.96%	128.86%

Small-Cap Equity (4)
2010	$11.95	$0.10	$2.30 (6)	$2.40	($0.09)		$-	($0.09)		$14.26	20.11	% (6)	$1,089,369	0.99%		0.99%		0.81%	133.53%
2009	9.23	0.08	2.72	2.80	(0.08)		-	(0.08)		11.95	30.22%		710,807	1.00%		1.00%		0.81%	78.87%
2008	12.79	0.07	(3.36)	(3.29)	(0.06)		(0.21)	(0.27)		9.23	(26.11%)		612,126	0.97%		0.98%		0.63%	132.45%
2007	12.08	0.04	0.70	0.74	(0.03)		-	(0.03)		12.79	6.04%		437,250	0.97%		0.98%		0.30%	81.01%
2006	11.14	0.05	2.03	2.08	(0.08)		(1.06)	(1.14)		12.08	18.68%		98,735	1.01%		1.01%		0.42%	98.72%

Small-Cap Growth (4)
2010	$9.41	($0.06)	$2.51	$2.45	$-		$-	$-		$11.86	26.01%		$658,723	0.84%		0.84%		(0.55%)	56.21%
2009	6.39	(0.02)	3.04	3.02	-		-	-		9.41	47.44%		605,964	0.84%		0.84%		(0.31%)	88.02%
2008	13.30	(0.02)	(5.84)	(5.86)	-		(1.05)	(1.05)		6.39	(47.11%)		552,477	0.83%		0.83%		(0.18%)	68.49%
2007	11.56	(0.02)	1.76	1.74	-		-	-		13.30	15.10%		839,451	0.83%		0.83%		(0.14%)	133.93%
2006	11.03	0.02	0.54	0.56	(0.03	) (10)	-	(0.03	) (10)	11.56	5.07%		479,758	0.83%		0.84%		0.19%	48.14%

See Notes to Financial Statements	See explanation of references on C-24 and C-25

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended December 31 were as follows:

																Ratio of Net
														Ratio of	Ratio of	Investment
														Expenses	Expenses	Income (Loss)
					Distributions					Net Asset			Net Assets,	After Expense	Before Expense	After Expense
	Net Asset Value,		Net Realized	Total from	from Net		Distributions			Value,			End of Year	Reductions	Reductions	Reductions	Portfolio
	Beginning of	Net Investment	and Unrealized	Investment	Investment		from	Total		End of Year	Total		or Period	to Average	to Average	To Average	Turnover
For the Year or Period Ended	Year or Period	Income (Loss)	Gain (Loss)	Operations	Income		Capital Gains	Distributions		or Period	Returns (1)		(in thousands)	Net Assets (2), (3)	Net Assets (3)	Net Assets (3)	Rates
Small-Cap Index (4)
2010	$9.23	$0.09	$2.35 (6)	$2.44	($0.09)		$-	($0.09)		$11.58	26.42	% (6)	$507,364	0.56%	0.56%	0.91%	13.80%
2009	7.80	0.10	1.97	2.07	(0.10)		(0.54)	(0.64)		9.23	28.19%		464,971	0.54%	0.54%	1.22%	17.81%
2008	13.66	0.16	(4.61)	(4.45)	(0.23)		(1.18)	(1.41)		7.80	(35.03%)		419,520	0.53%	0.53%	1.42%	25.38%
2007	14.13	0.21	(0.49)	(0.28)	(0.19)		-	(0.19)		13.66	(2.02%)		1,542,179	0.52%	0.52%	1.46%	16.96%
2006	14.29	0.17	2.39	2.56	(0.24)		(2.48)	(2.72)		14.13	17.79%		1,160,799	0.53%	0.53%	1.06%	17.47%

Small-Cap Value (4)
2010	$11.15	$0.23	$2.59	$2.82	($0.27)		$-	($0.27)		$13.70	25.34%		$612,770	0.99%	0.99%	1.94%	21.23%
2009	8.95	0.27	2.17	2.44	(0.24)		-	(0.24)		11.15	27.18%		682,592	0.99%	0.99%	2.77%	33.52%
2008	14.40	0.31	(3.99)	(3.68)	(0.30)		(1.47)	(1.77)		8.95	(28.23%)		437,945	0.98%	0.98%	2.52%	46.91%
2007	14.26	0.30	0.14	0.44	(0.30)		-	(0.30)		14.40	3.14%		593,091	0.97%	0.97%	1.96%	36.80%
2006	16.15	0.33	2.52	2.85	(0.34)		(4.40)	(4.74)		14.26	19.75%		598,036	0.98%	0.98%	2.13%	30.45%

Health Sciences (4)
2010	$9.38	($0.06)	$2.25 (6)	$2.19	$-		$-	$-		$11.57	23.34	% (6)	$105,993	1.15%	1.15%	(0.61%)	61.99%
2009	7.38	(0.04)	2.05	2.01	(0.01)		-	(0.01)		9.38	27.23%		90,008	1.17%	1.17%	(0.55%)	59.57%
2008	12.08	0.13	(3.21)	(3.08)	(0.12)		(1.50)	(1.62)		7.38	(28.16%)		82,105	1.13%	1.13%	1.33%	99.46%
2007	10.37	(0.05)	1.76	1.71	-		-	-		12.08	16.47%		139,727	1.14%	1.14%	(0.45%)	81.23%
2006	10.99	(0.06)	0.91	0.85	-		(1.47)	(1.47)		10.37	8.11%		126,596	1.16%	1.17%	(0.52%)	109.64%

Real Estate (4)
2010	$11.30	$0.10	$3.35	$3.45	($0.19)		$-	($0.19)		$14.56	30.54%		$624,299	1.07%	1.07%	0.78%	18.97%
2009	8.78	0.11	2.68	2.79	(0.19)		(0.08)	(0.27)		11.30	32.27%		610,575	1.07%	1.07%	1.27%	30.19%
2008	21.74	0.50	(7.01)	(6.51)	(0.55)		(5.90)	(6.45)		8.78	(39.99%)		462,511	1.06%	1.06%	2.99%	45.75%
2007	26.27	0.36	(4.61)	(4.25)	(0.28)		-	(0.28)		21.74	(16.16%)		974,207	1.07%	1.08%	1.40%	43.63%
2006	23.59	0.54	7.75	8.29	(0.79)		(4.82)	(5.61)		26.27	38.06%		1,218,244	1.13%	1.13%	2.07%	23.59%

Technology (4)
2010	$4.55	($0.04)	$1.02 (6)	$0.98	$-		$-	$-		$5.53	21.50	% (6)	$90,260	1.19%	1.19%	(0.76%)	216.41%
2009	2.98	(0.02)	1.59	1.57	-		-	-		4.55	52.57%		82,094	1.15%	1.15%	(0.56%)	243.87%
2008	7.67	(0.02)	(3.42)	(3.44)	(0.01)		(1.24)	(1.25)		2.98	(51.64%)		44,417	1.16%	1.16%	(0.31%)	283.57%
2007	6.23	0.01	1.43	1.44	(-	) (5)	-	(-	) (5)	7.67	23.03%		133,131	1.15%	1.15%	0.17%	276.44%
2006	5.70	(0.04)	0.57	0.53	-		-	-		6.23	9.34%		100,238	1.17%	1.18%	(0.68%)	336.86%

Emerging Markets (4)
2010	$13.60	$0.11	$3.54	$3.65	($0.17)		$-	($0.17)		$17.08	27.02%		$1,853,299	1.05%	1.05%	0.77%	32.63%
2009	8.80	0.11	6.72	6.83	(0.10)		(1.93)	(2.03)		13.60	84.79%		1,732,557	1.06%	1.06%	1.02%	46.50%
2008	20.96	0.27	(8.91)	(8.64)	(0.23)		(3.29)	(3.52)		8.80	(47.68%)		1,021,715	1.06%	1.07%	1.76%	64.43%
2007	19.17	0.23	5.55	5.78	(0.21)		(3.78)	(3.99)		20.96	33.09%		2,142,742	1.08%	1.08%	1.14%	59.20%
2006	18.42	0.19	3.83	4.02	(0.14)		(3.13)	(3.27)		19.17	24.40%		1,541,070	1.22%	1.22%	1.04%	86.15%

International Large-Cap (4)
2010	$6.07	$0.08	$0.55	$0.63	($0.07)		$-	($0.07)		$6.63	10.38%		$2,479,381	1.00%	1.00%	1.31%	24.51%
2009	4.61	0.09	1.45	1.54	(0.08)		-	(0.08)		6.07	33.61%		2,601,657	1.00%	1.00%	1.72%	16.29%
2008	9.49	0.13	(2.88)	(2.75)	(0.15)		(1.98)	(2.13)		4.61	(35.35%)		2,084,245	0.99%	0.99%	1.90%	31.12%
2007	10.58	0.18	0.77	0.95	(0.15)		(1.89)	(2.04)		9.49	9.26%		3,214,956	1.03%	1.03%	1.78%	41.37%
2006	8.80	0.28	2.06	2.34	(0.27)		(0.29)	(0.56)		10.58	27.00%		4,074,030	1.11%	1.11%	2.84%	50.66%

See Notes to Financial Statements	See explanation of references on C-24 and C-25

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (Continued)
Selected per share, ratios and supplemental data for each year or period ended December 31 were as follows:

														Ratio of Net
														Investment
													Ratio of	Income
													Expenses	After Expense
					Distributions			Net Asset			Net Assets,		Before Expense	Reductions
	Net Asset Value,		Net Realized	Total from	from Net	Distributions		Value,			End of Year		Reductions	To Average	Portfolio
	Beginning of	Net Investment	and Unrealized	Investment	Investment	from	Total	End of Year	Total		or Period	Ratio of Expenses After Expense	to Average	Net	Turnover
For the Year or Period Ended	Year or Period	Income	Gain (Loss)	Operations	Income	Capital Gains	Distributions	or Period	Returns (1)		(in thousands)	Reductions to Average Net Assets (2), (3)	Net Assets (3)	Assets (3)	Rates
International Small-Cap (4)
2010	$6.94	$0.09	$1.60	$1.69	($0.19)	$-	($0.19)	$8.44	24.86%		$994,606	1.10%	1.10%	1.25%	91.33%
2009	5.40	0.09	1.54	1.63	(0.09)	-	(0.09)	6.94	30.28%		887,039	1.10%	1.10%	1.56%	127.50%
2008	10.67	0.17	(5.27)	(5.10)	(0.17)	-	(0.17)	5.40	(47.84%)		595,375	1.08%	1.09%	2.02%	92.42%
2007	10.30	0.14	0.35	0.49	(0.12)	-	(0.12)	10.67	4.73%		1,050,457	1.09%	1.09%	1.27%	98.03%
2006 (14)	10.00	0.04	0.27	0.31	(0.01)	-	(0.01)	10.30	3.11%		754,823	1.12%	1.13%	0.68%	51.08%

International Value (4)
2010	$10.95	$0.20	$0.06 (6)	$0.26	($0.29)	$-	($0.29)	$10.92	2.59	% (6)	$1,663,482	0.89%	0.89%	1.89%	136.26%
2009	8.73	0.27	2.17	2.44	(0.22)	-	(0.22)	10.95	28.00%		2,093,731	0.89%	0.90%	2.91%	44.16%
2008	18.34	0.47	(8.92)	(8.45)	(0.40)	(0.76)	(1.16)	8.73	(47.78%)		2,227,716	0.88%	0.89%	3.30%	29.66%
2007	19.71	0.41	0.92	1.33	(0.38)	(2.32)	(2.70)	18.34	6.24%		3,974,424	0.88%	0.88%	2.07%	18.46%
2006	15.91	0.37	3.72	4.09	(0.29)	-	(0.29)	19.71	25.69%		2,827,040	0.91%	0.91%	2.07%	107.15%

American Funds Asset Allocation (4), (9)
2010	$12.76	$0.24	$1.30	$1.54	$-	$-	$-	$14.30	12.04%		$228,288	0.64%	0.98%	1.87%	9.22%
2009 (15)	10.00	0.38	2.60	2.98	(0.22)	-	(0.22)	12.76	29.81%		139,137	0.66%	1.00%	3.50%	25.11%

Pacific Dynamix - Conservative Growth (4)
2010	$11.19	$0.38	$0.77	$1.15	($0.20)	($0.23)	($0.43)	$11.91	10.28%		$129,774	0.41%	0.50%	3.21%	21.69%
2009 (16)	10.00	0.20	1.22	1.42	(0.12)	(0.11)	(0.23)	11.19	14.25%		41,645	0.46%	0.67%	2.67%	7.00%

Pacific Dynamix - Moderate Growth (4)
2010	$11.77	$0.27	$1.13	$1.40	($0.20)	($0.18)	($0.38)	$12.79	11.92%		$158,070	0.39%	0.48%	2.19%	10.34%
2009 (16)	10.00	0.18	1.78	1.96	(0.11)	(0.08)	(0.19)	11.77	19.60%		70,271	0.43%	0.58%	2.41%	1.13%

Pacific Dynamix - Growth (4)
2010	$12.10	$0.20	$1.47	$1.67	($0.16)	($0.38)	($0.54)	$13.23	13.82%		$108,426	0.38%	0.50%	1.58%	22.35%
2009 (16)	10.00	0.12	2.32	2.44	(0.09)	(0.25)	(0.34)	12.10	24.34%		53,356	0.42%	0.60%	1.57%	13.58%

(1)	Total returns for periods of less than one full year are not annualized.
(2)	The ratios of expenses after expense reductions to average daily net assets are after custodian credits, advisory fee waivers and adviser expense reimbursements, if any, as discussed in Note 5 in Notes to the Financial Statements.
(3)	The ratios for periods of less than one full year are annualized.
(4)	Per share amounts have been calculated using the average shares method.
(5)	Amount represents less than $0.005 per share.
(6)	“Net Realized and Unrealized Gain (Loss)” and “Total Returns” include payments by an affiliate (Pacific Life Fund Advisors LLC) to certain portfolios of the Fund that were made during 2010 to compensate for the valuation of a portfolio holding, the Mellon GSL DBT II Collateral Fund, relating to the operation of the Fund’s securities lending program during 2008 (See Note 7 in Notes to Financial Statements). The payments did not have an impact greater than or equal to $0.005 per share on any of the following portfolios:

	Payment by	Payment by
	Affiliate Impact to	Affiliate Impact to
Portfolio	Portfolio Per Share	Total Return
Diversified Bond	$0.00	0.00%
High Yield Bond	$0.00	0.00%
Managed Bond	$0.00	0.01%
Short Duration Bond	$0.00	0.00%
Focused 30	$0.00	0.01%
Growth LT	$0.00	0.00%
Mid-Cap Growth	$0.00	0.01%
Small-Cap Equity	$0.00	0.00%
Small-Cap Index	$0.00	0.00%
Health Sciences	$0.00	0.01%
Technology	$0.00	0.02%
International Value	$0.00	0.01%

See Notes to Financial Statements	See explanation of references on C-24 and C-25

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (Continued)

(7)	The Diversified Bond Portfolio commenced operations on May 1, 2006.
(8)	The Floating Rate Loan Portfolio commenced operations on May 1, 2007.
(9)	The expense ratios for the American Funds Growth, American Funds Growth-Income and American Funds Asset Allocation Portfolios do not include expenses of the underlying Master Funds in which the portfolios invest. The portfolio turnover rates for the underlying Master Fund for the American Funds Growth Portfolio for the years ended 2006, 2007, 2008, 2009 and 2010 were 35%, 40%, 26%, 37% and 28%, respectively. The portfolio turnover rates for the underlying Master Fund for the American Funds Growth-Income Portfolio for the years ended 2006, 2007, 2008, 2009 and 2010 were 25%, 24%, 31%, 24% and 22%, respectively. The portfolio turnover rate for the underlying Master Fund for the American Funds Asset Allocation Portfolio for the year ended December 31, 2009 and 2010 were 41% and 46%, respectively.
(10)	For the year ended December 31, 2006, total distributions for the Growth LT, Large-Cap Growth and Small-Cap Growth Portfolios include return of capital distributions of ($0.003), ($0.006) and ($0.005), respectively.
(11)	The annualized ratios of expenses, excluding dividend expenses on securities sold short, after and before expense reductions to average net assets for the period or years ended December 31, 2008, December 31, 2009, and December 31, 2010 for the Long/Short Large-Cap Portfolio were 1.23% and 1.37%, 1.16% and 1.32%, and 1.24% and 1.36%, respectively. The portfolio turnover rates, excluding securities sold short, for the same periods were 105.80%, 163.38%, and 154.48%, respectively.
(12)	The Long/Short Large-Cap Portfolio commenced operations on May 1, 2008.
(13)	The Mid-Cap Value Portfolio commenced operations on January 2, 2009.
(14)	The International Small-Cap Portfolio commenced operations on May 1, 2006.
(15)	The American Funds Asset Allocation Portfolio commenced operations on February 2, 2009.
(16)	The Pacific Dynamix - Conservative Growth, Pacific Dynamix - Moderate Growth, and Pacific Dynamix - Growth Portfolios commenced operations on May 1, 2009.

See Notes to Financial Statements

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Pacific Select Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end, management investment company, organized as a Massachusetts business trust and as of December 31, 2010 was comprised of forty-four separate portfolios, thirty-six of which are presented in this report: the Cash Management (formerly called Money Market), Diversified Bond, Floating Rate Loan, High Yield Bond, Inflation Managed, Managed Bond, Short Duration Bond, American Funds® Growth, American Funds Growth-Income, Comstock, Dividend Growth (formerly called Diversified Research), Equity Index, Focused 30, Growth LT, Large-Cap Growth, Large-Cap Value, Long/Short Large-Cap, Main Street® Core, Mid-Cap Equity, Mid-Cap Growth, Mid-Cap Value, Small-Cap Equity, Small-Cap Growth, Small-Cap Index, Small-Cap Value, Health Sciences, Real Estate, Technology, Emerging Markets, International Large-Cap, International Small-Cap, International Value, American Funds Asset Allocation, Pacific Dynamix — Conservative Growth, Pacific Dynamix — Moderate Growth, and Pacific Dynamix — Growth Portfolios. American Funds is a registered trademark of American Funds Distributors, Inc. (“AFD”) and Main Street is a registered trademark of OppenheimerFunds, Inc.

American Funds Growth, American Funds Growth-Income and American Funds Asset Allocation Portfolios (each a “Feeder Portfolio”, collectively the “Feeder Portfolios”) invest substantially all of their assets in Class 1 shares of the Growth, Growth-Income and Asset Allocation Funds, respectively, each a series of the American Funds Insurance Series® (each a “Master Fund,” collectively the “Master Funds”). Each Master Fund is an open-end investment company and organized as a Massachusetts business trust. Each Feeder Portfolio has an investment objective that is consistent with its corresponding Master Fund. Each Master Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its taxable income and capital gains to shareholders, which includes the applicable Feeder Portfolio, to qualify as a regulated investment company. The performance of the Feeder Portfolios is directly affected by the performance of the Master Funds. The financial statements of the Master Funds, including the Schedules of Investments, are provided separately and should be read in conjunction with the Feeder Portfolios’ financial statements. As of December 31, 2010, the American Funds Growth, American Funds Growth-Income and American Funds Asset Allocation Portfolios owned 3.52%, 5.30% and 2.07% of the Growth, Growth-Income and Asset Allocation Master Funds, respectively. American Funds Insurance Series is a registered trademark of AFD.

The Pacific Dynamix — Conservative Growth, Pacific Dynamix — Moderate Growth and Pacific Dynamix — Growth Portfolios, (collectively, the “Pacific Dynamix Portfolios”) invest substantially all of their assets in the PD Aggregate Bond Index, PD High Yield Bond Market (formerly PD High Yield Bond Index), PD Large-Cap Growth Index, PD Large-Cap Value Index, PD Small-Cap Growth Index, PD Small-Cap Value Index, PD International Large-Cap and PD Emerging Markets Portfolios (collectively, the “PD Underlying Portfolios”). Presently, only the Pacific Dynamix Portfolios, and the investment adviser and certain of its affiliates can invest in the PD Underlying Portfolios.

The annual report for the PD Underlying Portfolios is not included in this report; there is a separate annual report for the PD Underlying Portfolios, which is available without charge. For information on how to obtain the shareholder report for the PD Underlying Portfolios, see the Where to Go for More Information section of this report on page F-14.

Shares of the portfolios within the Fund are offered only to certain separate accounts of Pacific Life Insurance Company (“Pacific Life”) and Pacific Life & Annuity Company (“PL&A”), a wholly-owned subsidiary of Pacific Life. Pacific Life and PL&A determine which portfolios of the Fund to make available.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in United States of America (“U.S. GAAP”) for investment companies. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of the financial statements.

A. DETERMINATION OF NET ASSET VALUE

Each portfolio of the Fund is divided into shares. The price of a portfolio’s shares is called its net asset value (“NAV”) per share. The NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. Each portfolio’s NAV per share is calculated by taking the total value of a portfolio’s assets (the value of the securities and other investments a portfolio holds), subtracting a portfolio’s liabilities, and dividing by the total number of shares outstanding. The value of each security/investment is the amount which a portfolio might reasonably expect to receive for the investment upon its current sale in the ordinary course. The valuation of investments held by the portfolios of the Fund is discussed in further detail below.

Each portfolio’s NAV per share is calculated once a day, every day the New York Stock Exchange (“NYSE”) is open, including days when foreign markets are closed. For purposes of calculating the NAV all investments are generally calculated as of the time of the close of the NYSE, which is usually 4:00 p.m. Eastern Time. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not normally be used to retroactively adjust the price of an investment or the NAV determined earlier that day.

Each portfolio’s NAV will not be calculated on days when the NYSE is closed. There may be a delay in calculating the NAV if: (i) the NYSE is closed on a day other than a regular holiday or weekend, (ii) trading on the NYSE is restricted, (iii) an emergency exists (as determined by the Securities and Exchange Commission (“SEC”)), making the sale of securities or other instruments or determinations of NAV not practicable, or (iv) the SEC permits a delay for the protection of shareholders.

B. INVESTMENT VALUATION

For purposes of calculating the NAV, the value of investments held by each portfolio is based primarily on pricing data obtained from various sources approved by the Fund’s Board of Trustees (the “Board”).

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Money Market Instruments and Short-Term Investments.  The investments of the Cash Management Portfolio and money market and short-term investments in other portfolios maturing within 60 days are valued at amortized cost in accordance with the 1940 Act. Amortized cost involves valuing an investment at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides consistency in valuation, (and may only be used if it approximates market value), it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received if the Fund sold the investment.

Domestic Equity Investments.  For domestic equity investments, the portfolios normally use the last reported sale price received shortly after the NYSE close and does not normally take into account trading, clearances or settlements that take place after the NYSE close.

Foreign Equity Investments.  Foreign equity investments are normally priced based on data reflecting the closing of the principal markets or market participants for those investments, which may be earlier than the NYSE close. The Fund then may adjust for market events which may occur between the close of certain foreign exchanges and the NYSE. The Fund has retained an independent statistical service approved by the Board to assist in determining the value of certain foreign equity securities. This service utilizes proprietary computer models based on historical performance of markets and other considerations to determine the appropriate adjustments for market events. Quotations of foreign investments in foreign currencies and those valued using forward currency rates are converted into U.S. dollar equivalents using a foreign exchange quotation from an approved source.

Over-the-Counter (“OTC”) Investments and Certain Equity Investments.  OTC investments, including options contracts, and listed investments for which no sales are reported, are generally valued at the mean between the most recent bid and asked prices obtained from a quotation and valuation reporting system, from established market makers, or from broker-dealers. OTC swap contracts are generally valued by approved pricing and quotation services which are based on evaluated prices determined from various observable market and other factors. Certain OTC swap contracts are valued by other pricing processes approved by the Board.

Domestic and Foreign Fixed Income Investments.  Fixed income investments are generally valued using the mean between the bid and ask prices provided by approved pricing and quotation services which are based upon evaluated prices determined from various observable market and other factors. Certain bonds are valued by benchmark, matrix, or other pricing processes approved by the Board.

Pacific Dynamix Portfolios.  The investments of each Pacific Dynamix Portfolio consist primarily of shares of the PD Underlying Portfolios, which are valued at their respective NAVs at the time of computation.

Feeder Portfolios.  The NAVs of the American Funds Growth Portfolio, the American Funds Growth-Income Portfolio and the American Funds Asset Allocation Portfolio are determined by the Fund based upon the NAVs of the Master Funds at the time of computation. The NAVs of the Master Funds are determined by the management of the Master Funds and not Pacific Select Fund. For more information regarding the determination of the NAV of each Master Fund, see the Master Funds’ prospectus and statement of additional information.

Investment Values Determined by a Trustee Valuation Committee or a Valuation Committee Approved by the Board.  The Board has adopted procedures (“Fund Procedures”) that include methodologies approved for valuing investments in circumstances where market quotations are not readily available. In such circumstances, a Trustee Valuation Committee or other valuation committee will determine the value of such investments in accordance with alternative valuation methodologies under the Fund Procedures which may include, among others, the use of broker quotes, the use of a purchase price for initial public offerings, proration rates, and benchmark and matrix pricing. In the event market quotations or Board approved alternate valuation methodologies are not readily available or reliable, the value of the investments will be determined in good faith by a Trustee Valuation Committee or determined by a valuation committee approved by the Board or a delegate of the Board. Valuations determined by a Trustee Valuation Committee or other valuation committee may require subjective inputs about the value of such investments. While these valuations are intended to estimate the value a portfolio might reasonably expect to receive upon the current sale of the investments in the ordinary course, such values may differ from the value that a portfolio would actually realize if the investments were sold.

Market quotations are considered not readily available if: (1) the market quotations received are deemed unreliable or inaccurate, (2) approved pricing services do not provide a valuation for a particular investment, or (3) material events occur after the close of the principal market for a particular investment but prior to the close of the NYSE.

C. INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are recorded on a trade date basis. Securities purchased or sold on a when-issued or delayed-delivery basis as well as certain loan transactions and mortgage securities (such as Government National Mortgage Association (“GNMA”) Securities) may be settled a month or more after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities are recorded as soon as a portfolio is informed of the ex-dividend date or upon receipt of the dividend. A portfolio’s estimated components of distributions received from real estate investment trusts may be considered return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Interest income, adjusted for amortization of premium and accretion of discount, is recorded daily on an accrual basis. Investment income is recorded net of foreign taxes withheld, if any. The portfolios may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The portfolios will accrue such taxes and reclaims as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which the portfolios invest. Facility fees and other fees (such as origination fees) received from senior loans purchased (see Note 2H) by a portfolio are amortized over the expected term of each applicable senior loan. Commitment fees received by a portfolio relating to unfunded senior loan commitments are deferred and amortized to income over the period of the commitment. Consent fees, which are compensation for agreeing to changes in the terms of debt instruments, are included in interest income in the Statements of Operations when received. Realized gains and losses from investment transactions are recorded on the basis of identified cost, which is also used for Federal income tax purposes. Gains and losses realized on principal paydowns from mortgage- and asset-backed securities are recorded as interest income in the Statements of Operations.

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

D. DISTRIBUTIONS TO SHAREHOLDERS

Each portfolio currently intends to distribute substantially all of its net investment income at least annually, except for the Cash Management, Diversified Bond, Floating Rate Loan, High Yield Bond, Inflation Managed, Managed Bond, and Short Duration Bond Portfolios (collectively the “Debt Portfolios”), for which dividends are generally declared and paid semi-annually. Dividends may be declared less frequently if advantageous to the specific portfolio and its shareholders. All realized capital gains are distributed at least annually for all portfolios. All dividends are reinvested in additional shares of the applicable portfolio.

For Portfolios that elected to be treated as a regulated investment company for federal income tax purposes (see Note 14), dividends on net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for futures and options, foreign currency transactions, passive foreign investment companies, post-October losses, capital loss carryforwards, and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications of paid-in capital. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

E. FOREIGN CURRENCY TRANSLATION

Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of investments, interest income, dividends, and variation margin, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of investments held. Such changes are included with the net realized gain or loss and change in net unrealized appreciation or depreciation on investment securities in the Statements of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss, if any, are reported separately as net realized gain or loss and change in net unrealized appreciation or deprecation on foreign currencies in the Statements of Operations.

F. EXPENSE ALLOCATION

General expenses of the Fund are allocated to each portfolio in proportion to its relative average daily net assets. Expenses directly attributable to a particular portfolio are charged directly to that portfolio.

G. OFFERING COSTS

A new portfolio bears all costs (or the applicable pro-rata share if there is more than one new portfolio) associated with the offering expenses of the portfolio including legal, printing and support services (see Note 3). All such costs are amortized to expense of the new portfolios on a straight-line basis over twelve months from commencement of operations.

H. INVESTMENTS AND RISKS

General Investment Risks

An investment in the Fund represents an indirect investment in the assets owned by the Fund. As with any mutual fund, the value of these investments may move up or down, and as a result, an investment in the Fund at any point in time may be worth more or less than the original investment. Events in the financial markets have the potential to cause increased volatility and uncertainty, which may impact the value of the Fund’s investments. Due to interdependencies between markets, events in one market may adversely impact other markets or issuers in unforeseen ways. As a result, the value of the Fund’s investments may be adversely affected by events in the markets, either directly or indirectly, and each portfolio is exposed to potential decreases in the value of those investments. In addition, traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory responses to market events may impair a manager’s ability to pursue certain investment techniques or strategies and may have unexpected consequences on particular markets, strategies, or investments. Future events may impact a portfolio in unforeseen ways, leading a portfolio to alter its existing strategies or, potentially, to liquidate and close.

The Pacific Dynamix Portfolios are exposed to the same risks as the PD Underlying Portfolios in direct proportion to the allocation of assets among those portfolios. Allocations among the PD Underlying Portfolios are determined using an asset allocation process, which seeks to optimize returns by allocating among different asset classes give various levels of risk tolerance. The allocations of the Pacific Dynamix Portfolios may not effectively decrease risk or increase returns for investors, and the selection and weighting of allocations to asset classes and/or PD Underlying Portfolios may cause them to underperform other mutual funds with a similar investment objective. The Pacific Dynamix Portfolios are non-diversified as to issuers (i.e. PD Underlying Portfolios), and may invest a significant portion of its assets in any PD Underlying Portfolio (see Note 7).

The price of equity investments changes in response to many factors, including a company’s historical and prospective earnings, the value of its assets, and many of the factors noted above.

Fixed income (debt) investments are affected primarily by the financial condition of the companies that have issued them and by changes in interest rates, although the factors noted above may also have a significant impact on fixed income (debt) investments. A fixed income (debt) investment’s issuer (including borrowers) may not be able to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or go bankrupt. Securities such as high yield/high-risk bonds, i.e. bonds with low credit ratings by Moody’s (Ba or lower) or Standard & Poor’s (BB and lower) or no rating, are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are more likely to default on their interest and/or principal payments than higher rated securities. Certain asset-backed instruments, such as collateralized debt obligations, collateralized mortgage obligations and other mortgage related securities, structured investment vehicles and other debt investments may have exposure to subprime loans or subprime mortgages, which are loans to persons with lower credit ratings. These instruments may present credit risk that is not transparent and that is greater than indicated by their ratings. The value of these instruments may be more acutely affected by downturns in

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the credit markets or the real estate market than certain other investments, and it may be difficult to value these instruments because of a thin secondary market.

There are certain additional risks involved in investing in foreign securities that are generally not inherent in investments in domestic securities. These risks may involve foreign currency fluctuations, adverse political, social and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The markets in emerging markets countries can be extremely volatile.

None of the portfolios may invest in illiquid securities and illiquid bank loans (collectively, “Illiquid Investments”) if as a result of such investment, more than 15% of its net assets (5% of total assets for the Cash Management Portfolio), taken at market value at the time of such investment, would be invested in Illiquid Investments. The term “Illiquid Investments” for this purpose means investments that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a portfolio has valued the investments. Illiquid Investments may be difficult to value and difficult to sell, which means a portfolio may not be able to sell such investments quickly for its full value. The market value of Illiquid Investments held by each portfolio as of December 31, 2010 was less than 15% of its net assets (5% of total assets for the Cash Management Portfolio).

Senior Loan Participations and Assignments

Certain portfolios may invest in floating rate senior loans (“Senior Loans”), the interest rates of which float or adjust periodically based upon a specified adjustment schedule, benchmark indicator, or prevailing interest rates of domestic or foreign corporations, partnerships and other entities (“Borrowers”). Senior Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally include prime rates of one or more major U.S. banks, LIBOR rates or certificates of deposit rates. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturities. Senior Loans are exempt from registration under the Securities Act of 1933, may contain certain restrictions on resale, and cannot be sold publicly. A portfolio’s investments in Senior Loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

When a portfolio purchases assignments, it acquires all the rights and obligations under the loan agreement of the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than those held by the assigning lender.

When a portfolio purchases a participation of a Senior Loan interest, the portfolio typically enters into a contractual agreement with the lender or other third party selling the participation. A participation interest in Senior Loans includes the right to receive payments of principal, interest and any fees to which it is entitled from the lender and only upon receipt by the lender of payments from the Borrower, but not from the Borrower directly. When investing in a participation interest, if a Borrower is unable to meet its obligations under a loan agreement, a portfolio generally has no right to enforce compliance of the terms of the loan agreement. As a result, the portfolio assumes the credit risk of the Borrower, the selling participant, and any other persons interpositioned between the portfolio and the Borrower. If the lead lender in a typical lending syndicate becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy, the portfolio may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. As of December 31, 2010, no participation interest in Senior Loans was held by any of the portfolios.

Inflation-Indexed Bonds

Certain portfolios may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income (debt) securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will result in an adjustment of interest income in the Statements of Operations.

Mortgage-Related and Other Asset-Backed Securities

Certain portfolios may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), collateralized loan obligations (“CLOs”), mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-related and other asset-backed securities are debt securities issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that is collateralized by a portfolio or pool of mortgages, mortgage pass-through securities, U.S. Government securities or other assets. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgage and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or issuers will meet their obligations.

Mortgage dollar rolls, principally on a forward commitment basis, involve a portfolio selling mortgage-backed securities for delivery in the current month and simultaneously contracting to repurchase similar, but not substantially the same securities at an agreed-upon price on a fixed date in the future. A portfolio accounts for such dollar rolls as purchases and sales and receives compensation as consideration for entering into the commitment to repurchase. A portfolio must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that a portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

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SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (“IOs”), which receive all of the interest, and principal-only securities (“POs”), which receive the entire principal. The cash flows and yields on IOs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans. If the underlying mortgages experience higher than anticipated prepayments, an investor in IOs of SMBS may fail to recoup fully its initial investment, even if the IOs are highly rated or are derived from securities guaranteed by the U.S. Government. Unlike other fixed-income and other mortgage-backed securities, the market value of IOs tends to move in the same direction as interest rates. As prepayments on the underlying mortgages of POs increase, the yields on POs increase. Payments received from IOs are included in interest income in the Statements of Operations. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security on the coupon date until maturity. These adjustments are included in interest income in the Statements of Operations. Payments received from POs are treated as reductions to the cost and par value of the securities. Any excess principal paydown gains or losses associated with the payments received are reported as interest income in the Statements of Operations.

U.S. Government Agencies or Government-Sponsored Enterprises

Certain portfolios may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the portfolios’ shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

When-Issued Securities

Certain portfolios may purchase and sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a portfolio is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A portfolio may sell when-issued securities before they are delivered, which may result in a capital gain or loss. Risk may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts, or if the issuer does not issue the securities due to political, economic, or other factors.

Delayed-Delivery Transactions

Certain portfolios may purchase or sell securities on a delayed-delivery basis. Payment and delivery may take place after the customary settlement period for that security. The price or yield of the underlying securities is fixed at the time the transaction is negotiated. When delayed-delivery purchases are outstanding, a portfolio will set aside, and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-

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NOTES TO FINANCIAL STATEMENTS (Continued)

delivery securities before they are delivered, which may result in a capital gain or loss. When a portfolio has sold a security on a delayed-delivery basis, the portfolio does not participate in future gains and losses with respect to the security.

Short Sales

Certain portfolios may enter into short sales. A short sale is a transaction in which a portfolio sells securities it does not own. A portfolio’s use of short sales involves the risk that the price of the security in the open market may be higher when purchased to close out the portfolio’s short position, resulting in a loss to the portfolio. Such a loss is theoretically unlimited because there is no limit on the potential increase in the price of a security or guarantee as to the price at which the manager would be able to purchase the security in the open market.

When a portfolio sells securities short, it must borrow those securities to make delivery to the buyer. The portfolio incurs an expense for such borrowing. The portfolio may not be able to purchase a security that it needs to deliver to close out a short position at an acceptable price. This may result in losses and/or require the portfolio to sell long positions before the manager had intended. A portfolio may not be able to successfully implement its short sale strategy, which may limit its ability to achieve its investment goal, due to limited availability of desired or eligible securities, the cost of borrowing securities, regulatory changes limiting or barring short sales, or for other reasons. Securities sold in short sale transactions and the interest and dividends payable on such securities, if any, are reflected as a liability in the Statements of Assets and Liabilities.

The use of proceeds received from selling short to purchase additional securities (long positions), results in leverage which may increase a portfolio’s exposure to long equity positions. Leverage could magnify gains or losses and, therefore, increase a portfolio’s volatility.

Repurchase Agreements

Certain portfolios may invest in repurchase agreements. Repurchase agreements permit the investor to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by a portfolio are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody’s or AAA, AA or A by Standard & Poor’s ) or, if not rated by Moody’s or Standard & Poor’s, are of equivalent investment quality as determined by the investment adviser or the applicable portfolio manager. Such collateral is in the possession of the portfolio’s custodian or a designated broker-dealer. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, a portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

Reverse Repurchase Agreements

Certain portfolios may enter into reverse repurchase agreements. In a reverse repurchase agreement, a portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at the agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by a portfolio may decline below the repurchase price of the security. A portfolio will segregate assets determined to be liquid by the portfolio manager or otherwise cover its obligations under reverse repurchase agreements.

Derivative Investments

Certain portfolios are permitted to invest in derivative investments, including, but not limited to, futures contracts, options contracts, forward foreign currency contracts, interest rate swaps and credit default swaps (see Note 16 for a detailed discussion on derivative instruments).

I. RECENT ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06, Improving Disclosures about Fair Value Measurements (“ASU”). This ASU amends FASB Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures, and requires entities to disclose the amounts and reasons for significant transfers between Level 1 and Level 2 in the fair value hierarchy and inputs and valuation techniques used to determine Level 2 and Level 3 fair value measurements (see Note 15), and to separately present purchases, sales, issuances, and settlements in their reconciliation of Level 3 fair value measurements (i.e., to present such items on a gross basis rather than on a net basis). This ASU is effective for interim and annual periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements (which are effective for interim and annual periods beginning after December 15, 2010). The Fund implemented the disclosures required for interim and annual periods beginning after December 15, 2009 (see the Notes to Schedules of Investments section of each portfolio’s Schedule of Investments and Note 15). Management is currently evaluating the impact of additional implementation that this ASU will have on the Fund’s financial statement disclosures.

3. INVESTMENT ADVISORY, SUPPORT SERVICES, AGENCY, AND DISTRIBUTION AGREEMENTS AND SERVICE PLAN

Pursuant to an Investment Advisory Agreement, Pacific Life Fund Advisors LLC (“PLFA”), a wholly owned subsidiary of Pacific Life, serves as Investment Adviser to each portfolio of the Fund and manages the Pacific Dynamix Portfolios directly. PLFA also does business under the name Pacific Asset Management. Pacific Asset Management manages the Cash Management and High Yield Bond Portfolios. For the other portfolios, with the exception of the American Funds Growth, American Funds Growth-Income and American Funds Asset Allocation Portfolios, PLFA has retained other portfolio management firms to sub-advise each portfolio, as discussed later in this section. PLFA receives advisory

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NOTES TO FINANCIAL STATEMENTS (Continued)

fees from each portfolio based on the following advisory fee rates, which are based on an annual percentage of average daily net assets of each portfolio:

Cash Management	0.20% of first $250 million
0.15% of next $250 million
0.10% of next $3.5 billion
0.08% on excess

Diversified Bond	0.40% of first $4 billion
High Yield Bond	0.38% on excess
Inflation Managed
Managed Bond
Short Duration Bond

Floating Rate Loan (1)	0.75% of first $1 billion
American Funds Growth (2)	0.72% of next $1 billion
American Funds Growth-Income (2)	0.69% of next $2 billion
Small-Cap Equity	0.67% on excess
Small-Cap Value
American Funds Asset Allocation (2)

Comstock	0.75% of first $100 million
Focused 30	0.71% of next $900 million
Large-Cap Growth (3)	0.68% of next $3 billion
0.66% on excess

Dividend Growth	0.70% of first $100 million
0.66% of next $900 million
0.63% of next $3 billion
0.61% on excess

Main Street Core	0.45% of first $4 billion
0.43% on excess

Equity Index	0.05% of first $4 billion
0.03% on excess

Growth LT	0.55% of first $4 billion
0.53% on excess

Large-Cap Value	0.65% of first $100 million
0.61% of next $900 million
0.58% of next $3 billion
0.56% on excess

Long/Short Large-Cap (4)	1.00% of the first $4 billion
0.98% on excess

Mid-Cap Equity	0.65% of first $4 billion
International Value	0.63% on excess

Mid-Cap Growth	0.70% of first $4 billion
0.68% on excess

Mid-Cap Value	0.70% of first $1 billion
0.65% of next $1 billion
0.60% on excess

Small-Cap Growth	0.60% of first $4 billion
0.58% on excess

Small-Cap Index	0.30% of first $4 billion
0.28% on excess

Health Sciences	0.90% of first $1 billion
Technology	0.87% of next $1 billion
0.84% of next $2 billion
0.82% on excess

Real Estate	0.90% of first $100 million
0.82% of next $900 million
0.80% of next $3 billion
0.78% on excess

Emerging Markets	0.80% of first $4 billion
0.78% on excess

International Large-Cap	0.85% of first $100 million
0.77% of next $900 million
0.75% of next $3 billion
0.73% on excess

International Small-Cap	0.85% of first $1 billion
0.82% of next $1 billion
0.79% of next $2 billion
0.77% on excess

Pacific Dynamix – Conservative Growth	0.20%
Pacific Dynamix – Moderate Growth
Pacific Dynamix – Growth

(1)	Effective May 1, 2010, PLFA voluntarily agreed to waive 0.10% of its advisory fees through April 30, 2011 as long as Eaton Vance Management remains manager of the portfolio. There is no guarantee that PLFA will continue such waiver after that date.
(2)	PLFA voluntarily agreed to waive a portion of its advisory fees for each Feeder Portfolio so that its total annual investment advisory fee does not exceed 0.41% until the earlier of April 30, 2011 or such time as the Feeder Portfolios no longer invest substantially all of their assets in the Master Funds. There is no guarantee that PLFA will continue to waive its advisory fees after that date.
(3)	PLFA voluntarily agreed to waive 0.025% of its advisory fees through April 30, 2011 as long as UBS Global Asset Management (Americas), Inc. remains manager of the portfolio. There is no guarantee that PLFA will continue such wavier after that date.
(4)	PLFA voluntarily agreed to waive 0.12% of its advisory fees through April 30, 2011 as long as Analytic Investors, LLC. and JP Morgan Investment Management, Inc. both remain managers of the portfolio. There is no guarantee that PLFA will continue such waiver after that date.

Pursuant to Portfolio Management Agreements as of December 31, 2010, the Fund and PLFA engage various portfolio management firms under PLFA’s supervision for twenty-eight of the thirty-six portfolios. The following firms serve as sub-advisers for the respective portfolios: Western Asset Management Company for the Diversified Bond Portfolio; Eaton Vance Management for the Floating Rate Loan Portfolio; Pacific Investment Management Company LLC for the Inflation Managed and Managed Bond Portfolios; Goldman Sachs Asset Management, L.P. for the Short Duration Bond Portfolio; Invesco Advisers, Inc. for the Comstock Portfolio; T. Rowe Price Associates, Inc. for the Dividend Growth Portfolio; BlackRock Investment Management, LLC for the Equity Index and Small-Cap Index Portfolios; Janus Capital Management LLC for the Focused 30 and Growth LT Portfolios; UBS Global Asset Management (Americas) Inc. for the Large-Cap Growth Portfolio; ClearBridge Advisors, LLC for the Large-Cap Value Portfolio; Analytic Investors, LLC and J.P. Morgan Investment Management, Inc. (co-sub-advisers) for the Long/Short Large-Cap Portfolio; OppenheimerFunds, Inc. for the Main Street Core and Emerging Markets Portfolios; Lazard Asset Management LLC for the Mid-Cap Equity Portfolio; Morgan Stanley Investment Management Inc. for the Mid-Cap Growth and Real Estate Portfolios; BlackRock Capital Management, Inc. for the Mid-Cap Value Portfolio; BlackRock Investment Management, LLC and Franklin Advisory Services, LLC (co-sub-advisers) for the Small-Cap Equity Portfolio; Fred Alger Management, Inc. for the Small-Cap Growth Portfolio; NFJ Investment Group LLC for the Small-Cap Value Portfolio; Jennison Associates LLC for the Health Sciences Portfolio; Columbia Management Advisors, LLC for the Technology Portfolio; MFS Investment Management for the International Large-Cap Portfolio; Batterymarch Financial Management, Inc. for the International Small-Cap Portfolio; and AllianceBernstein L.P. for the International Value Portfolio. PLFA, as

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NOTES TO FINANCIAL STATEMENTS (Continued)

Investment Adviser to each portfolio of the Fund, pays the related portfolio management fees to these sub-advisors as compensation for their advisory services provided to the Fund.

Each Feeder Portfolio invests all of its assets in a Master Fund; therefore, PLFA has not retained other management firms to sub-advise the assets of the Feeder Portfolios. PLFA is considered the adviser to the Feeder Portfolios. Capital Research and Management Company (“CRMC”), pursuant to the Investment Advisory and Service Agreements between the Master Funds (See Note 1) and CRMC, serves as the Investment Adviser to the Master Funds. For the year ended December 31, 2010, CRMC received 0.32%, 0.27% and 0.30% of advisory fees based on an annual percentage of the average daily net assets of each fund from the Growth, Growth-Income and Asset Allocation Funds, respectively, of the Master Funds.

Pursuant to an Agreement for Support Services (the “Agreement”), Pacific Life and PLFA provide support services to the Fund that are outside the scope of the Investment Adviser’s responsibilities under the Advisory Agreement. Under the Agreement, the Fund compensates Pacific Life and PLFA for their expenses in providing support services to the Fund in connection with various matters, including the expense of registering and qualifying the Fund on state and Federal levels, providing legal, compliance, accounting, tax, chief compliance officer services, and on-going compliance and oversight of the Funds securities lending program, maintaining the Fund’s legal existence, shareholders’ meetings, and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to existing shareholders. The Fund reimbursed Pacific Life and PLFA for these support services on an approximate cost basis.

Pursuant to an Agency Agreement, Pacific Life serves as transfer agent and dividend disbursing agent for the Fund, without remuneration from the Fund.

Pursuant to a Distribution Agreement, Pacific Select Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Pacific Life, serves as distributor of the Fund’s shares.

The Distributor receives from the Fund a service fee of 0.20% based on an annual percentage of average daily net assets of each portfolio for shareholder servicing activities. Under the Service Plan, the service fee may be used by the Distributor for services rendered to or procured for shareholders of the Fund, or the variable annuity and variable life insurance contract owners who use the Fund as the underlying investment vehicle for their contracts. These services may include, but are not limited to: providing electronic, telephonic, and technological servicing support in connection with existing investments in the Fund; answering shareholder questions regarding the Fund, the portfolios, its portfolio managers and/or other service providers; payment of compensation to broker-dealers, including the Distributor itself, and other financial institutions and organizations which assist in providing any of these services; and other services as described in the Service Plan. The Service Plan may be terminated at any time by vote of the majority of the independent trustees of the Board.

4. TRUSTEE COMPENSATION AND RETIREMENT PLAN

The Fund pays each independent trustee of the Board retainer fees and specified amounts for various Board and committee services and for chairing the committees.

Each independent trustee of the Board is eligible to participate in the Fund’s Deferred Compensation Plan (the “Plan”). The Plan allows each independent trustee to voluntarily defer receipt of all or a percentage of fees which otherwise would be payable for services performed. Amounts in the deferral account are obligations of each portfolio at the time of such deferral and are payable in accordance with the Plan. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain portfolios in the Pacific Life Funds. Pacific Life Funds is a Delaware statutory trust and is registered under the 1940 Act, as an open-end management investment company. PLFA is the Investment Adviser to Pacific Life Funds. An independent trustee who defers compensation has the option to select credit rate options that track the performance of the Class A and/or Class P shares of the corresponding series of the Pacific Life Funds without a sales load. The obligation of each portfolio under the Plan (the “DCP Liability”) is included in “Accrued trustees’ fees and expenses and deferred compensation” in the Statements of Assets and Liabilities. Accordingly, the market value appreciation or depreciation on a portfolio’s DCP Liability account will cause the expenses of that portfolio to increase or decrease due to market fluctuation. The change in net unrealized appreciation or depreciation on a portfolio’s DCP Liability account is included in “Trustees’ fees and expenses” in the Statements of Operations. For the year ended December 31, 2010, such expenses were increased by $22,900 for all applicable portfolios covered in this report as a result of the market value appreciation on such accounts. In addition, the Fund maintained a retirement plan for three former independent trustees and the retirement benefit obligations were fully paid as of January 5, 2010. There is no retirement plan for current independent trustees. During the year ended December 31, 2010, the Fund paid $123,146 and $165,000 of deferred compensation and retirement benefits, respectively, to current, resigned and/or retired independent trustees. As of December 31, 2010, the total amount in the DCP Liability accounts for all applicable portfolios covered in this report was $169,719.

5. EXPENSE REDUCTIONS

To help limit fund expenses, PLFA, has contractually agreed to reimburse each portfolio (other than the Pacific Dynamix Portfolios) for its operating expenses (including organizational expenses, but not including advisory fees; service fees; additional costs associated with foreign investing (including foreign taxes on dividends, interest, or gains); interest (including commitment fees); taxes; brokerage commissions and other transactional expenses; dividends on securities sold short; acquired funds’ (including Master Funds’) fees and expenses; extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of each portfolio’s business; and expenses of any counsel or other persons or services retained by the independent trustees) that exceed an annual rate of 0.10% of a portfolio’s average daily net assets for all portfolios through April 30, 2011. In the case of the Pacific Dynamix Portfolios, PLFA has contractually agreed to reimburse each portfolio for its operating expenses (including advisory fees, service fees and organizational expenses, but not including extraordinary expenses such as litigation or other expenses not incurred in the ordinary course of each portfolio’s business of each Pacific Dynamix Portfolio and its proportionate share of fees and expenses of the PD Underlying Portfolios) that exceed an annual rate of 0.59% (0.65% prior to May 1, 2010) of a portfolio’s average daily net assets through April 30, 2013. There is no guarantee that PLFA will continue to cap/reimburse a portion of its fees upon the expiration of the applicable expense cap agreements. Effective June 14, 2010, PLFA has agreed,

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

temporarily, to waive a portion of its fees with respect to the Cash Management Portfolio to the extent necessary to prevent the portfolio’s expenses from exceeding earnings (i.e. a negative yield). However, there can be no assurance that a negative yield will not occur. There is no guarantee that PLFA will continue to waive a portion of its fees in the future.

Any reimbursement, except for the reimbursement of $519,227 to the Cash Management Portfolio, is subject to recoupment by PLFA, for a period of time as permitted under regulatory and/or accounting standards (currently 3 years from the end of the fiscal year in which the reimbursement took place), to the extent such expenses fall below the expense cap in future years. Any amounts repaid to PLFA will have the effect of increasing such expenses of the applicable portfolio, but not above the expense cap. For the year ended December 31, 2010, PLFA reimbursed the following portfolios under the expense limitation agreement:

Investment
Adviser Expense
Portfolio	Reimbursements
Cash Management	$519,227
Pacific Dynamix – Conservative Growth	62,479
Pacific Dynamix – Moderate Growth	105,002
Pacific Dynamix – Growth	91,537

The cumulative expense reimbursement amounts, if any, as of December 31, 2010 that are subject to repayment from the portfolios are as follows:

	Expiration Date
Portfolio	12/31/2012	12/31/2013
Pacific Dynamix – Conservative Growth	$36,327	$62,479
Pacific Dynamix – Moderate Growth	42,084	105,002
Pacific Dynamix – Growth	42,677	91,537

There was no recoupment of expense reimbursement by PLFA from the portfolios listed above during the year ended December 31, 2010.

The Fund had also entered into an arrangement with its custodian whereby credits were realized as a result of uninvested cash balances.

The adviser expense reimbursement, recoupment of adviser’s reimbursement, and custodian credits, if any, are presented in the Statements of Operations.

6. RECAPTURED COMMISSIONS

Prior to January 31, 2010, the Fund could enter into directed brokerage agreements that would generate credits, cash or other compensation (“recaptured commissions”). The recaptured commissions program was discontinued after January 31, 2010. Recaptured commissions are recorded as realized gains and are reflected in the Statements of Operations. For the year ended December 31, 2010, total recaptured commissions received by each portfolio through directed brokerage transactions were as follows:

Dividend Growth	$131
Focused 30	2,330
Growth LT	23,881
Large-Cap Growth	3,161
Long/Short Large-Cap	5,387
Mid-Cap Equity	53,756
Small-Cap Equity	65,581
Small-Cap Growth	95,864
Small-Cap Value	20,511
Health Sciences	6,340
International Small-Cap	4,305
International Value	3,572

7. TRANSACTIONS WITH AFFILIATES

For the year ended December 31, 2010, the Fund (excluding the PD Underlying Portfolios) has incurred $261,226,361 of investment advisory fees (after advisory fee waivers of $11,150,954, see Note 3), $99,593,543 of service fees to the Distributor, and $2,789,043 of expenses for support services provided by Pacific Life and PLFA (at approximate cost, see Note 3). As of December 31, 2010, $23,330,717, $1,141,978, and $1,115,639, respectively, remained payable. Included in the above investment advisory fees, service fees and expenses for support services amounts are $1,231,301, $547,245 and $29,794, respectively, which reflect the amounts attributed to the Equity and Multi-Strategy Portfolios in the aggregate (See Note 17).

Payments by PLFA to certain portfolios of the Fund were made during the year ended December 31, 2010, as shown in the Statements of Operations, to compensate for the valuation of a portfolio holding, the Mellon GSL DBT II Collateral Fund, relating to the operation of the Fund’s securities lending program during 2008.

The 1940 Act, as amended, defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities at any time during the year. As of December 31, 2010, the American Funds Growth-Income Portfolio owned more than 5% of the outstanding voting shares of the Growth-Income Master Fund, (see Note 1) and each of the Pacific Dynamix Portfolios owned shares in each of the affiliated applicable PD Underlying Portfolios. A summary of transactions for the year ended December 31, 2010 and total investments by the American Funds Growth-Income and each of the Pacific Dynamix Portfolios in the Growth-Income Master Fund and each of the PD Underlying Funds, respectively, as of December 31, 2010 is as follows:

	Value as of		Distributions		Net	Change in	As of December 31, 2010
	December 31,	Purchase	Received and	Sales	Realized	Unrealized		Shares	Ownership
Portfolio/Master Fund	2009	Cost (1)	Reinvested (2)	Proceeds	Loss (3)	Appreciation	Value	Balance	Percentage
American Funds Growth – Income
American Funds Insurance Series® Growth – Income Fund – Class 1	$1,496,990,165	$24,711,907	$22,427,882	$279,787,022	($44,940,876)	$176,371,520	$1,395,773,576	40,492,416	5.30%

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

						Change in
	Value as of		Distributions		Net	Unrealized	As of December 31, 2010
	December 31,	Purchase	Received and	Sales	Realized	Appreciation		Shares	Ownership
Portfolio/PD Underlying Portfolio	2009	Cost (1)	Reinvested (2)	Proceeds	Gain (3)	(Depreciation)	Value	Balance	Percentage
Pacific Dynamix – Conservative Growth
PD Aggregate Bond Index	$22,396,700	$57,079,360	$1,404,231	$5,231,385	$315,892	$145,929	$76,110,727	7,188,897	46.43%
PD High Yield Bond Market	2,132,995	4,344,271	405,153	378,398	209,287	(181,460)	6,531,848	572,027	16.86%
PD Large-Cap Growth Index	4,716,271	10,069,714	131,077	3,337,666	1,079,103	372,967	13,031,466	910,584	20.53%
PD Large-Cap Value Index	5,938,752	14,277,958	272,794	3,329,029	1,230,691	299,764	18,690,930	1,339,511	24.12%
PD Small-Cap Growth Index	902,058	1,053,522	10,058	325,585	180,539	287,813	2,108,405	135,830	10.49%
PD Small-Cap Value Index	1,341,925	1,642,353	45,399	475,325	298,643	258,162	3,111,157	212,980	13.53%
PD International Large-Cap	4,217,229	6,754,739	169,546	1,775,598	367,608	463,981	10,197,505	740,890	19.03%

Total	$41,645,930	$95,221,917	$2,438,258	$14,852,986	$3,681,763	$1,647,156	$129,782,038

						Change in
	Value as of		Distributions		Net	Unrealized	As of December 31, 2010
	December 31,	Purchase	Received and	Sales	Realized	Appreciation		Shares	Ownership
Portfolio/PD Underlying Portfolio	2009	Cost (1)	Reinvested (2)	Proceeds	Gain (3)	(Depreciation)	Value	Balance	Percentage
Pacific Dynamix – Moderate Growth
PD Aggregate Bond Index	$24,558,706	$34,167,736	$1,170,629	$5,429,782	$388,655	$368,414	$55,224,358	5,216,114	33.69%
PD High Yield Bond Market	2,853,836	3,012,894	434,342	186,406	170,473	(69,542)	6,215,597	544,331	16.04%
PD Large-Cap Growth Index	12,133,865	13,587,188	262,594	2,279,561	1,236,314	2,027,673	26,968,073	1,884,415	42.49%
PD Large-Cap Value Index	14,158,365	17,332,198	460,714	2,646,429	1,409,657	1,815,137	32,529,642	2,331,281	41.98%
PD Small-Cap Growth Index	2,268,118	1,611,229	22,443	66,209	207,256	784,689	4,827,526	311,005	24.02%
PD Small-Cap Value Index	3,000,266	2,343,440	90,658	88,278	356,409	679,072	6,381,567	436,861	27.75%
PD International Large-Cap	9,155,129	10,683,413	332,226	534,794	118,301	1,323,907	21,078,182	1,531,416	39.35%
PD Emerging Markets	2,147,487	1,995,458	50,326	66,209	105,836	613,908	4,846,806	292,790	19.04%

Total	$70,275,772	$84,733,556	$2,823,932	$11,297,668	$3,992,901	$7,543,258	$158,071,751

	Value as of		Distributions		Net	Change in	As of December 31, 2010
	December 31,	Purchase	Received and	Sales	Realized	Unrealized		Shares	Ownership
Portfolio/PD Underlying Portfolio	2009	Cost (1)	Reinvested (2)	Proceeds	Gain (3)	Appreciation	Value	Balance	Percentage
Pacific Dynamix – Growth
PD Aggregate Bond Index	$10,177,500	$15,407,315	$426,791	$5,003,832	$309,240	$44,851	$21,361,865	2,017,695	13.03%
PD Large-Cap Growth Index	11,368,979	11,876,560	213,602	3,785,237	1,298,339	1,321,594	22,293,837	1,557,799	35.13%
PD Large-Cap Value Index	12,823,354	14,220,257	363,283	3,638,848	1,315,392	1,185,976	26,269,414	1,882,633	33.90%
PD Small-Cap Growth Index	3,384,948	2,453,309	30,009	740,735	431,323	897,450	6,456,304	415,936	32.12%
PD Small-Cap Value Index	3,915,976	3,036,653	105,690	841,657	603,054	615,028	7,434,744	508,958	32.32%
PD International Large-Cap	9,513,585	11,675,324	306,232	2,468,601	297,366	881,433	20,205,339	1,468,001	37.72%
PD Emerging Markets	2,172,563	2,044,050	44,618	472,692	180,626	435,273	4,404,438	266,067	17.31%

Total	$53,356,905	$60,713,468	$1,490,225	$16,951,602	$4,435,340	$5,381,605	$108,425,941

(1) Purchased cost excludes distributions received and reinvested.
(2) Distributions received include distributions from net investment income, if any.
(3) Net realized gain includes distributions from capital gains, if any.

The Distributor paid to AFD, the principal underwriter of the American Funds Insurance Series (See Note 1), a marketing expense allowance for AFD’s marketing assistance equal to 0.16% of purchase payments up to $1.5 billion, 0.14% on next $1.5 billion, and 0.10% on excess over $3 billion made under variable insurance and annuity products issued or administered by Pacific Life and PL&A through investments by the Feeder Portfolios in the Master Funds. For the year ended December 31, 2010, the Distributor incurred $217,824 of marketing expense allowance to AFD, of which $51,812 remained payable as of December 31, 2010.

One trustee of the Fund is also a Director of Pacific Life and PLFA. Certain officers of Pacific Life and PLFA are also officers of the Fund.

8. SECURITIES LENDING

The Fund, on behalf of the Long/Short Large-Cap Portfolio, entered into an agreement with State Street Bank and Trust Company, dated April 17, 2009 (“Agreement”), to provide securities lending services to the portfolio. Under this program, the proceeds (cash collateral) received from borrowers are used to finance the costs of (i) purchasing long positions in excess of the value of the portfolio’s assets and/or (ii) borrowing securities sold short, in order to help achieve the portfolio’s stated investment objective.

Under the Agreement, the borrowers pay the portfolio’s negotiated lenders’ fees and the portfolio receives cash collateral in an amount equal to 102% of the market value of loaned securities, including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) or foreign securities denominated in U.S. dollars, and 105% of the market value of loaned foreign securities, at the inception of each loan. The borrower of securities is at all times required to post cash collateral to the portfolio in an amount equal to 100% of the market value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. If the borrower defaults on its obligations to return the securities loaned because of insolvency or other reasons, the portfolio could experience delays and costs in recovering the securities loaned or possible loss of rights to the collateral.

The Long/Short Large-Cap Portfolio retained beneficial ownership and all economic benefits in the securities it has loaned and continues to receive interest paid by the securities and payments equivalent to dividends, and to participate in any changes in their market value, but does not have the proxy voting rights with respect to loaned securities. Each portfolio manager of the portfolio has the responsibility to request that the securities lending agent call back securities which are out on loan to vote on material matters and it is the Fund’s policy that the portfolio managers vote on all material matters. However, the ability to timely recall shares for proxy voting purposes typically is not entirely within the control of the portfolio manager, the Fund or its securities lending agent. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

During the first quarter of 2010, certain other portfolios of the Fund also loaned securities to certain brokers, dealers and other financial institutions in order to earn additional income under a separate securities lending agreement with State Street Bank and Trust Company, dated June 8, 2009. The Fund subsequently wound down and then terminated such securities lending program on April 8, 2010.

Income generated from securities lending is presented in the Statements of Operations. Cash collateral received by the Long/Short Large-Cap Portfolio is reflected as an asset (cash collateral received for securities on loan) and the related liability (payable upon return of securities loaned) is presented in the Statements of Assets and Liabilities.

9. INDEMNIFICATIONS

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of performance of their duties to the Fund. In addition, the Fund entered into an agreement with each of the trustees which provides that the Fund will indemnify and hold harmless each trustee against any expenses actually and reasonably incurred by any trustee in any proceeding arising out of or in connection with the trustee’s services to the Fund, to the fullest extent permitted by the Fund’s Declaration of Trust and By-Laws, the general trust law of the Commonwealth of Massachusetts, the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. In the normal course of business, the Fund enters into contracts with service providers and others that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements and agreements is dependent on future claims that may be made against the Fund and/or the trustees and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. COMMITTED LINE OF CREDIT

The Fund has an unsecured $75,000,000 committed revolving line of credit agreement with State Street Bank and Trust Company (the “Bank”), which is renewed annually. The interest rate on borrowing is the higher of the Federal funds rate or the Overnight LIBOR rate, plus 1.25%. As of December 31, 2010, the actual interest rate on borrowing by the Fund was 1.50%. Effective September 3, 2010, the Fund agreed to pay the Bank a commitment fee equal to 0.125% per annum on the daily unused portion of the committed line amount up to a maximum of $93,750. Prior to September 3, 2010, the Fund paid the Bank a commitment fee equal to 0.15% on the daily unused portion of the committed line. The committed line of credit will expire on September 2, 2011, unless renewed. The commitment fees and interest incurred by the Fund are presented in the Statements of Operations. The commitment fees are allocated to each applicable portfolio in proportion to its relative average daily net assets and the interest expenses are charged directly to the applicable portfolio. As of December 31, 2010, the Focused 30 Portfolio had an outstanding loan in the amount of $512,655. The weighted average interest rate and the average dollar amount of borrowings on those days that the portfolio had a loan outstanding during the year ended December 31, 2010 for each applicable portfolio were as follows:

	Weighted	Average
	Average	Dollar Amount
Portfolio	Interest Rate	of Borrowing
Diversified Bond	1.48%	$797,539
Inflation Managed	1.51%	2,155,204
Managed Bond	1.47%	816,756
Equity Index	1.50%	3,657,837
Focused 30	1.50%	808,472
Growth LT	1.49%	48,845,063
Large-Cap Growth	1.46%	2,069,194
Long/Short Large-Cap	1.49%	508,641
Mid-Cap Equity	1.47%	3,147,749
Mid-Cap Growth	1.55%	1,554,782
Mid-Cap Value	1.54%	356,576
Small-Cap Index	1.52%	3,022,090
Small-Cap Equity	1.50%	6,478,084
Health Sciences	1.44%	555,843
Technology	1.43%	239,688
Emerging Markets	1.42%	3,707,060
International Large-Cap	1.48%	2,242,111
International Small-Cap	1.49%	644,199
International Value	1.48%	1,604,134

11. UNFUNDED SENIOR LOAN COMMITMENTS

Unfunded loan commitments on senior loan participations and assignments (Note 2H), if any, are marked to market daily and valued according to the Fund’s valuation policies and procedures. Any outstanding unfunded loan commitments are presented in the Notes to Schedules of Investments section of each applicable portfolio’s Schedule of Investments. Any applicable net unrealized appreciation or depreciation at the end of the reporting period and change in net unrealized appreciation or depreciation on unfunded loan commitments for the reporting period are reflected on the Statements of Assets and Liabilities and the Statements of Operations, respectively. As of December 31, 2010, no unfunded loan commitments were held by any portfolio.

12. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments (excluding short-term investments, and the Cash Management Portfolio since it trades exclusively in short-term debt investments) for the year ended December 31, 2010, are summarized in the following table:

	U.S. Government Securities
Portfolio	Purchases	Sales
Diversified Bond	$24,147,165,224	$23,770,536,895
Inflation Managed	25,836,623,296	25,235,057,947
Managed Bond	37,907,446,507	35,066,818,961
Short Duration Bond	2,408,025,839	2,217,827,835
Long/Short Large-Cap	3,693,434	2,735,000

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

	Other Securities
Portfolio	Purchases	Sales
Diversified Bond	$992,833,980	$434,231,703
Floating Rate Loan	1,025,533,071	951,120,980
High Yield Bond	1,318,904,778	1,378,322,875
Inflation Managed	1,446,696,947	1,406,597,224
Managed Bond	737,361,217	379,073,555
Short Duration Bond	594,554,241	407,525,010
American Funds Growth	40,384,816	123,794,199
American Funds Growth-Income	47,139,789	279,787,022
Comstock	375,426,075	525,049,118
Dividend Growth	1,034,811,468	550,792,852
Equity Index	147,682,809	1,645,042,042
Focused 30	56,460,394	97,735,403
Growth LT	696,333,166	826,965,052
Large-Cap Growth	1,241,097,888	1,330,392,625
Large-Cap Value	510,826,102	895,445,125
Long/Short Large-Cap	3,541,938,860	3,580,816,998
Main Street Core	760,976,528	789,633,859
Mid-Cap Equity	1,292,070,959	1,584,645,013
Mid-Cap Growth	474,410,944	687,557,259
Mid-Cap Value	1,237,740,246	1,346,969,305
Small-Cap Equity	1,363,869,956	1,143,863,337
Small-Cap Growth	321,515,647	421,688,395
Small-Cap Index	62,142,421	127,994,238
Small-Cap Value	121,707,594	322,851,581
Health Sciences	55,180,134	60,603,546
Real Estate	109,720,032	256,908,952
Technology	162,157,100	172,789,322
Emerging Markets	526,828,877	778,290,265
International Large-Cap	572,492,774	906,369,964
International Small-Cap	788,604,273	871,674,956
International Value	2,280,985,394	2,722,405,426
American Funds Asset Allocation	86,617,702	16,621,972
Pacific Dynamix – Conservative Growth	98,889,911	14,852,986
Pacific Dynamix – Moderate Growth	89,750,715	11,297,668
Pacific Dynamix – Growth	64,060,516	16,951,602

13. TAX CHARACTER OF DISTRIBUTIONS AND COMPONENTS OF DISTRIBUTABLE EARNINGS

The tax character of distributions paid during the year ended December 31, 2010, were as follows:

	Distributions Paid From
		Long-term
	Ordinary	Capital	Total
Portfolio	Income	Gains	Distributions
Cash Management	$51,029	$-	$51,029
Diversified Bond	86,097,396	-	86,097,396
Floating Rate Loan	48,655,176	-	48,655,176
High Yield Bond	88,143,182	-	88,143,182
Inflation Managed	92,503,832	-	92,503,832
Managed Bond	220,347,426	-	220,347,426
Short Duration Bond	24,398,016	-	24,398,016
American Funds Growth	25,841	-	25,841
American Funds Growth-Income	74	-	74
Comstock	25,734,918	-	25,734,918
Dividend Growth	9,202,707	-	9,202,707
Equity Index	49,705,965	-	49,705,965
Growth LT	17,021,595	-	17,021,595
Large-Cap Value	45,824,057	-	45,824,057
Long/Short Large-Cap	12,247,609	-	12,247,609
Main Street Core	11,434,546	-	11,434,546
Mid-Cap Equity	18,273,891	-	18,273,891
Mid-Cap Growth	2,177,039	-	2,177,039
Mid-Cap Value	11,263,608	-	11,263,608
Small-Cap Equity	6,723,788	-	6,723,788
Small-Cap Index	3,860,452	-	3,860,452
Small-Cap Value	11,688,501	-	11,688,501
Real Estate	7,983,085	-	7,983,085
Emerging Markets	18,213,480	-	18,213,480
International Large-Cap	25,770,030	-	25,770,030
International Small-Cap	22,932,550	-	22,932,550
International Value	44,309,618	-	44,309,618
Pacific Dynamix – Conservative Growth	2,868,580	1,740,971	4,609,551
Pacific Dynamix – Moderate Growth	2,848,769	1,705,257	4,554,026
Pacific Dynamix – Growth	3,018,614	1,109,879	4,128,493

The tax character of distributions paid during the year ended December 31, 2009, were as follows:

	Distributions Paid From
		Long-term
	Ordinary	Capital	Total
Portfolio	Income	Gains	Distributions
Cash Management	$3,426,909	$-	$3,426,909
Diversified Bond	69,016,601	-	69,016,601
Floating Rate Loan	39,668,268	-	39,668,268
High Yield Bond	77,391,294	-	77,391,294
Inflation Managed	233,568,262	90,093,852	323,662,114
Managed Bond	478,705,498	128,883,731	607,589,229
Short Duration Bond	41,996,913	-	41,996,913
American Funds Growth	22,163,099	176,208,234	198,371,333
American Funds Growth-Income	26,991,663	122,383,220	149,374,883
Comstock	25,493,984	-	25,493,984
Dividend Growth	7,270,107	-	7,270,107
Equity Index	56,950,952	-	56,950,952
Growth LT	14,793,409	-	14,793,409
Large-Cap Growth	659,344	-	659,344
Large-Cap Value	58,765,885	-	58,765,885
Long/Short Large-Cap	9,833,662	-	9,833,662
Main Street Core	17,979,110	-	17,979,110
Mid-Cap Equity	19,164,424	-	19,164,424
Mid-Cap Growth	4,782,517	-	4,782,517
Mid-Cap Value	85,066,262	-	85,066,262
Small-Cap Equity	4,511,027	-	4,511,027
Small-Cap Index	4,785,436	27,468,715	32,254,151
Small-Cap Value	14,568,133	-	14,568,133
Health Sciences	96,156	-	96,156
Real Estate	10,134,936	4,596,624	14,731,560
Emerging Markets	12,465,327	220,368,925	232,834,252
International Large-Cap	35,546,706	-	35,546,706
International Small-Cap	10,806,953	-	10,806,953
International Value	41,772,856	-	41,772,856
American Funds Asset Allocation	2,313,064	-	2,313,064
Pacific Dynamix – Conservative Growth	851,190	-	851,190
Pacific Dynamix – Moderate Growth	1,111,312	-	1,111,312
Pacific Dynamix – Growth	1,439,088	-	1,439,088

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows (only applicable to portfolios elected to be treated as a regulated investment company (“RIC”) for Federal income tax purposes (See Note 14):

	Accumulated		Undistributed
	Capital	Undistributed	Long-term	Unrealized
	and	Ordinary	Capital	Appreciation
Portfolio	Other Losses	Income	Gains	(Depreciation)
Cash Management	($4,988)	$-	$-	$-
Diversified Bond	(65,248,508)	11,929,796	-	49,467,659
Floating Rate Loan	(245,773,098)	24,450,330	-	18,251,904
High Yield Bond	(71,566,211)	11,102,535	-	72,297,723
Inflation Managed	-	227,424,530	-	(61,763,062)
Managed Bond	(1,811,322)	134,967,019	104,114,540	93,479,028
Short Duration Bond	(100,114,802)	2,522,702	-	5,377,551
Emerging Markets	(7,433,988)	11,181,547	-	586,214,306
International Large-Cap	(281,593,756)	7,615,135	-	291,395,085
International Small-Cap	(315,830,328)	15,069,384	-	204,677,254
International Value	(1,244,669,953)	19,410,369	-	(70,575,498)

The components of the accumulated capital and other losses as of December 31, 2010, are summarized in Note 14.

14. FEDERAL INCOME TAX INFORMATION

The Fund currently intends that each portfolio (i) will qualify each year as a RIC under Subchapter M of the Internal Revenue Code (the “Code”), or (ii) will be treated as a partnership for Federal income tax purposes only. A portfolio that qualifies as a RIC does not have to pay income tax as long as it distributes sufficient taxable income and net capital gains. Insurance companies whose separate accounts invest in a portfolio taxed as a RIC would take into account for Federal income tax purposes amounts (and in some cases the character of amounts) distributed by such portfolio. A portfolio that is treated as a partnership for tax purposes only is not subject to income tax; and any income, gains, losses, deductions, and credits of the portfolio would instead be “passed through” pro rata directly to the insurance companies whose separate accounts invest in the portfolio and retain the same character for Federal income tax purposes. As a result, the tax treatment to the insurance companies will vary, in some instances favorably when a portfolio is treated as a partnership. However, the variable annuity contract owner or variable life insurance policy holder would not be affected by a portfolio electing to be taxed as a partnership versus a RIC. All portfolios except for the Cash Management, Diversified Bond, Floating Rate Loan, High Yield Bond, Inflation Managed, Managed Bond, Short Duration Bond, Emerging Markets, International Large-Cap, International Small-Cap and International Value Portfolios, elected to be taxed as a partnership (instead of a RIC).

Each of the portfolios electing to be taxed as a RIC declared and paid sufficient dividends on net investment income and capital gains distributions during 2010 to qualify as a RIC, and are not required to pay Federal income tax under the Code. Accordingly, no provision for Federal income taxes is required in the financial statements. Required distributions are based on net investment income and net realized gains determined on a tax basis and may differ from such amounts for financial reporting purposes (See Note 2D). In addition, the year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by each portfolio.

Net capital loss carryovers and post-October capital losses, if any, as of December 31, 2010 are available to offset future realized capital gains and thereby reduce future capital gain distributions for RIC portfolios. Post-October foreign currency losses, if any, will offset future net investment income and thereby reduce future ordinary income distributions. Net capital loss carryovers, post-October capital losses, and post-October foreign currency losses, if any, will expire for those portfolios which elected to be taxed as a partnership. The net capital loss carryovers, and the post-October capital and foreign currency losses deferred as of December 31, 2010, are presented in the following table:

									Post-October
	Net Capital							Post-October	Foreign	Accumulated
	Loss	Net Capital Loss Carryover Expiring in						Capital Loss	Currency	Capital and
Portfolio	Carryover	2013	2014	2015	2016	2017	2018	Deferral	Loss Deferral	Other Losses
Cash Management	($4,988)	$-	$-	$-	$-	($4,988)	$-	$-	$-	($4,988)
Diversified Bond	(62,693,893)	-	-	-	(55,898,699)	(6,795,194)	-	(2,554,615)	-	(65,248,508)
Floating Rate Loan	(238,410,363)	-	-	(2,052,031)	(33,649,381)	(117,819,019)	(84,889,932)	(7,362,735)	-	(245,773,098)
High Yield Bond	(71,566,211)	-	-	-	(3,848,227)	(67,717,984)	-	-	-	(71,566,211)
Managed Bond	-	-	-	-	-	-	-	(1,811,322)	-	(1,811,322)
Short Duration Bond	(100,114,802)	(4,440,674)	(11,664,072)	-	-	(84,010,056)	-	-	-	(100,114,802)
Emerging Markets	(7,433,988)	-	-	-	-	(7,433,988)	-	-	-	(7,433,988)
International Large-Cap	(250,069,583)	-	-	-	(71,247,531)	(147,465,251)	(31,356,801)	(31,524,173)	-	(281,593,756)
International Small-Cap	(315,073,223)	-	-	-	(93,084,351)	(221,988,872)	-	(757,105)	-	(315,830,328)
International Value	(1,208,685,918)	-	-	-	(177,748,089)	(948,743,595)	(82,194,234)	(35,984,035)	-	(1,244,669,953)

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The aggregate Federal tax cost of investments and the composition of unrealized appreciation and depreciation on investments and net unrealized appreciation and/or depreciation on derivatives and assets and liabilities in foreign currencies as of December 31, 2010, were as follows:

				Net	Net
		Gross	Gross	Unrealized	Unrealized	Net
	Total Cost of	Unrealized	Unrealized	Appreciation	Appreciation	Unrealized
	Investments on	Appreciation	Depreciation	(Depreciation)	(Depreciation)	Appreciation
Portfolio	Tax Basis	on Investments	on Investments	on Investments	on Other (1)	(Depreciation)
Cash Management	$858,705,780	$-	$-	$-	$-	$-
Diversified Bond	3,701,515,549	111,257,946	(63,414,868)	47,843,078	1,624,581	49,467,659
Floating Rate Loan	1,029,972,576	30,316,851	(12,065,029)	18,251,822	82	18,251,904
High Yield Bond	1,090,590,196	79,498,936	(7,201,213)	72,297,723	-	72,297,723
Inflation Managed	7,078,497,318	75,618,660	(136,298,013)	(60,679,353)	(1,083,709)	(61,763,062)
Managed Bond	7,859,070,406	255,124,031	(174,385,184)	80,738,847	12,740,181	93,479,028
Short Duration Bond	1,916,341,094	19,726,633	(15,113,539)	4,613,094	764,457	5,377,551
American Funds Growth	1,015,000,876	88,884,144	(106,563,531)	(17,679,387)	-	(17,679,387)
American Funds Growth-Income	1,580,999,262	48,031,517	(233,257,203)	(185,225,686)	-	(185,225,686)
Comstock	1,828,977,653	418,411,137	(42,944,670)	375,466,467	-	375,466,467
Dividend Growth	1,007,986,289	90,281,455	(18,431,959)	71,849,496	422	71,849,918
Equity Index	2,093,601,366	579,922,994	(34,450,246)	545,472,748	96,438	545,569,186
Focused 30	121,904,406	28,973,304	(1,963,634)	27,009,670	8,712	27,018,382
Growth LT	1,295,978,576	347,227,992	(19,080,753)	328,147,239	259,425	328,406,664
Large-Cap Growth	1,091,055,603	313,033,010	(1,932,710)	311,100,300	-	311,100,300
Large-Cap Value	2,714,798,258	464,513,285	(71,274,541)	393,238,744	76,109	393,314,853
Long/Short Large-Cap	1,777,290,349	240,211,498	(8,894,720)	231,316,778	(43,809,856)	187,506,922
Main Street Core	1,258,405,789	266,092,150	(5,335,590)	260,756,560	-	260,756,560
Mid-Cap Equity	1,649,012,260	405,786,498	(11,630,264)	394,156,234	-	394,156,234
Mid-Cap Growth	992,985,839	339,862,677	(23,071,485)	316,791,192	12,522	316,803,714
Mid-Cap Value	1,030,205,115	153,822,473	(7,826,751)	145,995,722	-	145,995,722
Small-Cap Equity	1,005,156,975	119,535,911	(36,269,895)	83,266,016	29,950	83,295,966
Small-Cap Growth	499,867,509	163,374,280	(5,562,655)	157,811,625	-	157,811,625
Small-Cap Index	493,095,687	91,154,408	(77,674,270)	13,480,138	235,541	13,715,679
Small-Cap Value	477,607,404	145,788,932	(13,651,679)	132,137,253	-	132,137,253
Health Sciences	84,028,813	30,179,029	(2,665,022)	27,514,007	-	27,514,007
Real Estate	506,095,620	130,059,428	(14,533,832)	115,525,596	220	115,525,816
Technology	78,173,362	12,747,187	(189,215)	12,557,972	186	12,558,158
Emerging Markets	1,264,025,057	606,187,718	(18,744,898)	587,442,820	(1,228,514)	586,214,306
International Large-Cap	2,184,777,314	406,708,083	(115,607,063)	291,101,020	294,065	291,395,085
International Small-Cap	789,369,572	221,357,063	(16,432,028)	204,925,035	(247,781)	204,677,254
International Value	1,731,155,322	49,912,412	(120,449,837)	(70,537,425)	(38,073)	(70,575,498)
American Funds Asset Allocation	198,650,538	29,736,734	-	29,736,734	-	29,736,734
Pacific Dynamix — Conservative Growth	126,031,630	3,819,630	(69,222)	3,750,408	-	3,750,408
Pacific Dynamix — Moderate Growth	145,358,795	12,712,956	-	12,712,956	-	12,712,956
Pacific Dynamix — Growth	97,800,533	10,625,408	-	10,625,408	-	10,625,408

(1)	Other includes net appreciation or depreciation on derivatives, securities sold short and assets and liabilities in foreign currencies, if any.

As of and during the year ended December 31, 2010, the Fund did not have a liability for any unrecognized tax benefits. During the year ended December 31, 2010, none of the portfolios incurred any interest or penalties.

The Fund’s tax returns remain subject to examination by Federal and State tax authorities (principal state jurisdictions include California and Massachusetts) for the tax years ended December 31, 2008 through December 31, 2010 for Federal purposes and December 31, 2007 through December 31, 2010 for State purposes.

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act modifies several of the Federal income and excise tax provisions related to RICs. Under the Modernization Act, new capital losses may now be carried forward indefinitely, and retain the character of the original loss as compared with pre-enactment law where capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests, exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains. The Modernization Act also contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions. Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

15. FAIR VALUE MEASUREMENTS AND DISCLOSURES

The Fund characterizes its investments as Level 1, Level 2 or Level 3 based upon the various inputs or methodologies used to value the investments. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

• Level 1 –	Quoted prices (unadjusted) in active markets for identical investments

• Level 2 –	Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data

• Level 3 –	Significant unobservable inputs that are not corroborated by observable market data

The inputs or methodologies used for valuing each portfolio’s investments are not necessarily an indication of the risks associated with investing in those investments. For example, investments of money market instruments are valued using amortized cost in accordance with the rules under the 1940 Act. Generally, amortized cost approximates the current fair value of an investment, but since the value is not obtained from a quoted price in an active market, such investments are reflected as Level 2. Foreign investments that are valued with the assistance of a statistical research service approved by the Board, and based on significant observable inputs (as described in Note 2B) are reflected as Level 2. For fair valuations using significant unobservable inputs, the Fund presents a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out of Level 3 are based on values at the end of the period. The Fund also presents the amounts and reasons for significant transfers, if any, between Level 1 and Level 2 in the fair value hierarchy (see Note 2I). For the year ended December 31, 2010, there were no significant transfers between Level 1, Level 2 and Level 3. A summary of each portfolio’s investments as of December 31, 2010 as categorized under the three-tier hierarchy of inputs can be found in the Notes to Schedule of Investments section of each portfolio’s Schedule of Investments.

The following is a description of valuation inputs and techniques that the Fund currently utilizes to fair value each major category of assets and liabilities:

Equity Securities (Common and Preferred Stock) and Mutual Funds

Equity securities (foreign or domestic) that are actively traded on a securities exchange are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to these securities, they are categorized as Level 1. Equity securities traded on inactive markets and certain foreign equity securities are fair valued using significant other observable inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from pricing vendors that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable and timely, the fair values of these securities would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Investments in mutual funds, including affiliated mutual funds are valued at their respective NAV and are categorized as Level 1.

U.S. Treasury Obligations

U.S. Treasuries are fair valued based on pricing models that evaluate the mean between the most recently published bid and ask price. The models also take into consideration data received from active market makers and inter-broker-dealer brokers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable and timely, the fair values of U.S. Treasury obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Mortgage-Backed Securities and Asset-Backed Securities

Mortgage-backed securities, including government sponsored enterprises, are fair valued using pricing models based on inputs that include issuer type, coupon, and cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable and timely, the fair values of mortgage-backed securities would be categorized as Level 2; otherwise the fair value would be categorized as Level 3.

Asset-backed securities and collateralized mortgage obligations are fair valued using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and by a discount margin for certain floating rate issues. To the extent that these inputs are observable and timely, the fair values of asset-backed securities and collateralized mortgage obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Municipal Bonds

Municipal bonds are fair valued based on pricing models that takes into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Foreign Government Bonds and Notes

Foreign government bonds and notes are fair valued based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable and timely, the fair values of foreign government bonds and notes would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Corporate Bonds and Notes and U.S. Government Agency Issues

Corporate bonds held by the Fund are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and options adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. Fair values for high yield bonds are based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable and timely, the fair values of corporate bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Futures Contracts

Futures contracts and options on futures contracts are traded on commodity exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to futures contracts, they are categorized as Level 1. To the extent that valuation adjustments are observable and timely, the fair values of futures contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Options Contracts

Exchange listed options contracts are traded on securities exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied or mean variation to exchange listed options contracts, they are categorized as Level 1. If valuation adjustments are applied and such adjustments are observable and timely, the fair values of exchange listed options contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3. Options contracts traded over the counter (“OTC”) are fair valued based on pricing models that incorporates various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable and timely, the fair values of OTC options contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Forward Foreign Currency Contracts

Forward foreign currency contracts are fair valued using various inputs and techniques, which include broker-dealer quotations, actual trading information, and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable and timely, the fair values of forward foreign currency contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Swaps

Interest Rate Swaps

Interest rate swaps are fair valued using pricing models that are based on real-time snap shots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps are monitored regularly to ensure that interest rates are properly depicting the current market rate. To the extent that these inputs are observable and timely, the fair values of interest rate swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Credit Default Swaps

Credit default swaps are fair valued using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Total Return Swaps

Total Return swaps are fair valued using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of total return swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Senior Loan Notes

Senior Loans are fair valued based on a quoted price received from a single broker-dealer or an average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the fair values of Senior Loans would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Short-Term Investments

Short-term investments maturing within 60 days are valued using amortized cost, which is used if it approximates market value. Repurchase agreements are fully collateralized. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest.

16. DERIVATIVE INVESTMENTS CATEGORIZED BY RISK EXPOSURE

Derivative instruments are investments whose values are tied to the value of an underlying security or asset, a group of assets, interest rates, exchange rates, currency or an index. Certain portfolios are permitted to invest in derivative instruments, including, but not limited to,

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

futures contracts, options contracts, forward foreign currency contracts, interest rate swaps, and credit default swaps. Derivatives may have little or no initial cash investment value relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This is sometimes referred to as leverage. Leverage can magnify a portfolio’s gains and losses and therefore increase its volatility. A portfolio’s investments in derivatives may increase, decrease or change the level or types of exposure to certain risk factors. The primary risks a portfolio may attempt to manage through investing in derivative instruments include, but are not limited to, interest rate, foreign investments and currency, price volatility and credit (including counterparty) risks.

Market Risks Managed By Investing In Derivatives

Interest rate risk – A portfolio may be exposed to interest rate risk through investments in fixed income securities. Interest rate risk is the risk that fixed income securities will decline in value as a result of changes in interest rates. For example, the value of bonds, fixed rate loans and short-term money market instruments may decline in value when interest rates rise. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than fixed income securities with shorter durations or money market instruments. Therefore, duration is a potentially useful tool to measure the sensitivity of a fixed income security’s yield (market price to interest rate movement). To manage these risks, certain portfolios may invest in derivative instruments tied to interest rates.

Foreign investments and currency risk – A portfolio may be exposed to foreign investments and/or currency risk through direct investment in securities or through options, futures or currency transactions. The prices of foreign securities that are denominated in foreign currencies are affected by the value of the U.S. dollar. With respect to securities denominated in foreign currencies, in general, as the value of the U.S. dollar rises, the U.S. dollar price of a foreign security will fall. As the value of the U.S. dollar falls, the U.S. dollar value of the foreign security will rise. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting guidance and controls, less secure foreign banks or securities depositories than those in the U.S., foreign taxation issues and foreign controls on investments. As a result, a portfolio’s investments in foreign currency-denominated securities and other foreign investments may reduce the returns of the portfolio. To manage these risks, certain portfolios may invest in derivative instruments tied to foreign investments and/or currencies.

Price volatility risk – Derivatives tied to equity and fixed income securities are exposed to potential price volatility. Fixed income securities are affected by many factors, including prevailing interest rates, market conditions and market liquidity. Volatility of below investment grade fixed income securities (including loans) may be relatively greater than for investment grade fixed income securities. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors. To manage these risks, certain portfolios may invest in various derivative instruments. Derivative instruments may be used to manage a portfolio’s exposure to price volatility risk but may also be subject to greater price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty risk – Credit risk is the risk that a fixed income security’s issuer (or borrower or counterparty) will be unable or unwilling to meet its financial obligations (e.g. may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or may go bankrupt. This is also sometimes described as counterparty risk. A portfolio may lose money if the issuer or guarantor of fixed income security, or counterparty of a derivative contract, repurchase or reverse repurchase agreement, or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. A portfolio may attempt to minimize concentrations of credit risk by undertaking transactions with a large number of borrowers or counterparties on recognized and reputable exchanges. A portfolio’s investments in fixed income (debt) investments may range in quality from those rated in the lowest category in which it is permitted to invest to those rated in the highest category by a rating agency, or if unrated, determined by the manager to be of comparable quality. Similar to credit risk, a portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which a portfolio has unsettled or open transactions will default.

Financial assets of counterparties, which potentially expose a portfolio to counterparty risk, consists mainly of cash due from counterparties and investments. Certain managers may attempt to minimize credit and counterparty risks to the portfolios by performing extensive reviews of each counterparty, entering into transactions with counterparties that the manager believes to be creditworthy at the time of the transaction and requiring the posting of collateral in applicable transactions. To manage these risks, certain portfolios may invest in derivative instruments tied to a security issuers’ financial strength.

A portfolio’s transactions in listed securities are settled/paid for upon delivery with their counterparties. Therefore, the risk of counterparty default for listed securities is considered minimal, as delivery of securities sold is only made once a portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligations.

Credit Related Contingent Features

Certain portfolios are parties to various agreements, including by not limited to International Swaps and Derivatives Agreements, Master Repurchase Agreements, and Master Securities Forward Transactions Agreements (collectively “Master Agreements”), which govern the terms of certain transactions with select counterparties. These Master Agreements generally include provisions for general obligations, representations, agreements, collateral and certain events of default or termination, such as credit related contingent features. These provisions reduce the counterparty risk associated with relevant transactions by allowing a portfolio or its counterparty to elect to terminate

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

early and cause settlement of all outstanding transactions if a triggering event occurs under the applicable Master Agreement. These triggering events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/moratorium. Thus, if a credit related contingent feature is triggered, it would allow a portfolio or its counterparty to close out all transactions under the agreement and demand payment or additional collateral to cover their exposure to the other party. To reduce credit and counterparty risk associated with transactions, a portfolio may enter into master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. A portfolio’s overall exposure to credit risk, subject to master netting arrangements, can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Derivative Investments

In addition to managing the market risks described above, certain portfolios, if permitted by their investment objectives, may also invest in derivatives for purposes of hedging, duration management, as a substitute for securities, to increase returns, or to otherwise help achieve a portfolio’s investment goal. Each derivative instrument and the reasons a portfolio invested in derivatives during the year are discussed in further detail below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a financial instrument or commodity at a negotiated price on a specified future date. Futures contracts are subject to the possibility of illiquid markets, and the possibility of an imperfect correlation between the value of the instruments and the underlying securities, and counterparty risk. Initial margin deposits are made upon entering into futures contracts and can be funded with either cash or securities. During the period a futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, a portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the portfolio’s cost of the contract. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. During the reporting period, the portfolios entered into futures contracts for the following reasons: The Diversified Bond Portfolio used Treasury and Eurodollar futures to manage interest rate risk and duration. The Inflation Managed and Managed Bond Portfolios used financial and money market futures to manage exposure to securities markets and/or to manage interest rate risk. The Short Duration Bond Portfolio used Treasury and Eurodollar futures contracts to manage interest rate risk. The Equity Index, Small-Cap Equity and Small-Cap Index Portfolios utilized futures to help provide equity exposure to the portfolio’s cash balances and accruals, and to provide daily liquidity for the portfolio’s inflows and outflows. The Long/Short Large-Cap Portfolio used futures contracts to maintain full exposure to the equity markets, to hedge various investments for risk management purposes and to increase returns. The International Value Portfolio used futures contracts to maintain full exposure to the equity markets.

Options Contracts

An option contract is a commitment that gives the purchaser of the contract the right, but not the obligation, to buy or sell an underlying asset at a specific price on or before a specified future date. On the other hand, the writer of an option contract is obligated, upon the exercise of the option, to buy or sell an underlying asset at a specific price on or before a specified future date. A swaption is an option contract granting the owner the right to enter into an underlying swap. Writing put options or purchasing call options tends to increase a portfolio’s exposure to the underlying instrument. Writing call options or purchasing put options tends to decrease a portfolio’s exposure to the underlying instrument. When a portfolio writes or purchases a call or put option, an amount equal to the premium received or paid by the portfolio is included in a portfolio’s Statement of Assets and Liabilities as a liability or an investment, respectively, and subsequently adjusted to the current market value, based on the quoted daily settlement price of the option written or purchased. Certain options may be written or purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received or paid from writing or purchasing options, which expire unexercised, are treated by a portfolio on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or realized is added to the cost of the purchase or proceeds from the sale in determining whether the portfolio has realized a gain or loss on investment transactions. A portfolio, as a writer of an option, may have no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the underlying written option. In addition, an illiquid market may make it difficult for a portfolio to close out an option contract.

The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. Listed options contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees the options against default. A portfolio’s maximum risk of loss from counterparty credit risk related to OTC options contracts is limited to the premium paid.

During the reporting period, the portfolios entered into options contracts for the following reasons: The Diversified Bond Portfolio purchased Treasury and Eurodollar options to manage interest rate risk and duration. The Inflation Managed and Managed Bond Portfolios purchased or wrote options and swaptions on futures, currencies, and swaps, as a means of capitalizing on anticipated changes in market volatility and to generate income. The Growth LT Portfolio wrote call options to help increase returns.

Forward Foreign Currency Contracts

A forward foreign currency contract (“Forward Contract”) is a commitment to buy or sell a specific amount of a foreign currency at a negotiated price on a specified future date. Forward Contracts can help a portfolio manage the risk of changes in currency exchange rates. These contracts are marked-to-market daily at the applicable translation rates. A portfolio records realized gains or losses at the time the

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NOTES TO FINANCIAL STATEMENTS (Continued)

Forward Contract is closed. A Forward Contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. A portfolio’s maximum risk of loss from counterparty credit risk related to Forward Contracts is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between a portfolio and the counterparty is in place and to the extent a portfolio obtains collateral to cover the portfolio’s exposure to the counterparty. During the reporting period, the portfolios entered into forward foreign currency contracts for the following reasons: The Diversified Bond, Growth LT, International Small-Cap and International Value Portfolios used Forward Contracts for hedging purposes to help protect the Fund’s returns against adverse currency movements. The Inflation Managed and Managed Bond Portfolios used Forward Contracts in connections with settling planned purchases or sales of investments, to hedge against currency exposure associated with some or all of these portfolios’ investments and as a part these portfolios’ investment strategy.

Swaps

Swaps are privately negotiated agreements between the portfolios and its counterparties to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are marked-to-market daily based upon values received from third party vendors or quotations from market makers. Unrealized appreciation is recorded as an asset and unrealized depreciation is recorded as a liability on the Statements of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recorded as unrealized appreciation or depreciation in the Statements of Operations. Payments received or made at the beginning of the measurement period are reflected as such in the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are included in the calculation of realized gain or loss in the Statements of Operations, when the swap is closed. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments received by the portfolios are included as part of realized gain or loss in the Statements of Operations.

Interest Rate Swaps

Interest rate swap agreements involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

Certain portfolios hold fixed rate bonds whose value may decrease if interest rates rise. To help hedge against this risk and to maintain the ability to generate income at prevailing market rates, certain portfolios enter into interest rate swap agreements.

A portfolio investing in interest rate swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or disagree as to the meaning of the contractual terms in the agreements, or that there may be unfavorable changes in interest rates. A portfolio’s maximum risk of loss from counterparty credit risk related to interest rate swaps is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk may be mitigated to some extent if a master netting arrangement between a portfolio and the counterparty is in place and to the extent a portfolio obtains collateral to cover the portfolio’s exposure to the counterparty.

During the reporting period, the portfolios entered into interest rate swap contracts for the following reasons: The Diversified Bond Portfolio entered into interest rate swaps to help manage nominal or real interest rate risk. The Inflation Managed and Managed Bond Portfolios entered into interest rate swaps to manage nominal or real interest rate risk in various global markets and as a substitute for cash bond exposure.

Credit Default Swaps

Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection, a portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided there is no credit event. As the seller, a portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a portfolio would be subject to investment exposure on the notional amount of the swap.

A portfolio investing in credit default swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or disagree as to the meaning of the contractual terms in the agreements, or that there may be unfavorable changes in interest rates.

If a portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap

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NOTES TO FINANCIAL STATEMENTS (Continued)

agreement, a portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate and sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A portfolio may use credit default swaps on corporate and sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate and sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. Credit default swap on indices are benchmarks for protecting investors owning bonds against default. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swap to achieve a similar effect.

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate and sovereign issues of an emerging country as of period end are disclosed in the Notes to Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

A portfolio may use pair trades of credit default swaps. Pair trades attempt to match a long position with a short position of two securities in the same market sector for hedging purposes. Pair trades of credit default swaps attempt to gain exposure to credit risk while hedging or offsetting the effects of overall market movements. For example, a portfolio may purchase protection through a credit default swap referenced to the debt of an issuer, and simultaneously selling protection through a credit default swap referenced to the debt of a different issuer with the intent to realize gains from the pricing differences of the two issuers who are expected to have similar market risks.

A portfolio may use spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same issuer but with different maturities. Spread curves attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

A portfolio’s maximum risk of loss from counterparty credit risk related to credit default swaps, either as the buyer or seller of protection, is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between a portfolio and the counterparty is in place and to the extent a portfolio obtains collateral to cover the portfolio’s exposure to the counterparty.

The aggregate fair value of credit default swaps in a net liability position is reflected as unrealized depreciation and is disclosed in the Notes to Schedules of Investments. The collateral posted, net of assets received as collateral, for swap contracts is also disclosed in the Notes to Schedules of Investments. The maximum potential amount of future payments (undiscounted) that a portfolio as a seller of protection could be required to make under a credit default swap agreement is an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2010 for which a portfolio is the seller of protection are

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NOTES TO FINANCIAL STATEMENTS (Continued)

disclosed in the Notes to Schedules of Investments. These potential amounts are partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a portfolio for the same referenced entity or entities.

During the reporting period, the portfolios entered into credit default swap contracts for the following reasons: The Inflation Managed and Managed Bond Portfolios sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities or to the broader investment grade, high yield, or emerging market through the use of credit default swaps on credit indices. Both Portfolios also purchased credit protection to reduce credit exposure to individual issuers, reduce broader credit risk, or to take advantage of the basis between the credit default swap and cash bond market.

Total Return Swaps

A portfolio investing in total return swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or disagree as to the meaning of the contractual terms in the agreements, or that there may be unfavorable changes in the value of the underlying index or reference instrument (generally caused by changes in interest rates or declines in credit quality). A total return swap agreement is one in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying index or reference instrument, which includes both the income it generates and any capital gains. To the extent the total return of the index or reference instrument underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a portfolio will receive a payment from or make a payment to the counterparty. A portfolio’s maximum risk of loss from counterparty credit risk related to total return swaps is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk may be mitigated to some extent if a master netting arrangement between a portfolio and the counterparty is in place and to the extent a portfolio obtains collateral to cover a portfolio’s exposure to the counterparty. During the reporting period, the Funds entered into total return swap contracts for the following reasons: The Diversified Bond Portfolio entered into total return swaps to gain exposure to the mortgage-backed securities market.

For financial reporting purposes, the Fund does not offset fair value amounts recognized for derivative instruments and fair value amounts recognized for the right to reclaim cash collateral (receivables) or the obligation to return cash collateral (payables) arising from derivative instruments recognized at fair value executed with the same counterparty under a master netting arrangement. The derivative investments held as of December 31, 2010 as disclosed in the Notes to Schedules of Investments and the amounts of realized gains and losses and changes in unrealized appreciation and deprecation on derivative investments during the year ended December 31, 2010 as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Fund.

The following is a summary of the location of fair value amounts of derivative investments on the Fund’s Statements of Assets and Liabilities:

Location on the Statements of Assets and Liabilities
Derivative Investments Type	Asset Derivative Investments	Liability Derivative Investments
Interest rate contracts	Investments, at value	Outstanding options written, at value
	Receivable: Swap agreements	Payable: Swap agreements
	Receivable: Variation margin	Payable: Variation margin
	Swap contracts, at value	Swap contracts, at value

Foreign currency contracts	Investments, at value	Outstanding options written, at value
	Receivable: Variation margin	Payable: Variation margin
	Forward foreign currency contracts appreciation	Forward foreign currency contracts depreciation

Credit contracts	Receivable: Swap agreements	Payable: Swap agreements
	Swap contracts, at value	Swap contracts, at value

Equity contracts	Investments, at value	Outstanding options written, at value
	Receivable: Variation margin	Payable: Variation margin

The Fund records it derivatives at fair value. The Fund does not use hedge accounting under U.S. GAAP. Although a portfolio’s investments in derivatives may represent economic hedges as part of its investment objectives, they are considered to be non-hedge transactions for purposes of U.S. GAAP accounting. The following is a summary of each portfolio’s derivative investments not accounted for as hedging investments under U.S. GAAP, categorized by primary risk exposure as of December 31, 2010:

	Asset Derivative Investments Value
	Total Value at	Credit	Equity		Foreign Currency	Interest Rate
Portfolio	December 31, 2010	Contracts	Contracts		Contracts	Contracts
Diversified Bond	$10,576,972	$-	$-		$-	$10,576,972	*
Inflation Managed	18,083,936	6,164,779	-		5,703,605	6,215,552	*
Managed Bond	60,333,544	34,602,428	-		15,742,462	9,988,654	*
Short Duration Bond	1,955,153	-	-		-	1,955,153	*
Equity Index	96,438	-	96,438	*	-	-
Growth LT	363,517	-	-		363,517	-
Long/Short Large-Cap	159,545	-	159,545	*	-	-
Small-Cap Equity	29,950	-	29,950	*	-	-
Small-Cap Index	235,541	-	235,541	*	-	-
International Small-Cap	402,991	-	-		402,991	-
International Value	253,995	-	-		253,995	-

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NOTES TO FINANCIAL STATEMENTS (Continued)

	Liability Derivative Investments Value
	Total Value at	Credit	Equity	Foreign Currency	Interest Rate
Portfolio	December 31, 2010	Contracts	Contracts	Contracts	Contracts
Diversified Bond	($9,276,585)	$-	$-	($518,942)	($8,757,643	)*
Inflation Managed	(28,591,872)	(5,283,435)	-	(5,642,862)	(17,665,575	)*
Managed Bond	(61,710,875)	(1,576,271)	-	(16,853,177)	(43,281,427	)*
Short Duration Bond	(712,262)	-	-	-	(712,262	)*
Growth LT	(129,776)	-	-	(129,776)	-
International Small-Cap	(671,810)	-	-	(671,810)	-
International Value	(406,628)	-	-	(406,628)	-
* Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedules of Investments and its notes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of realized gains and losses and changes in unrealized appreciation and depreciation of derivative investments on the Fund’s Statements of Operations:

Derivative Investment Type	Location of Gain (Loss) on Derivative Investments Recognized in the Statements of Operations
Interest rate contracts	Net realized gain (loss) on investment security transactions
Equity contracts	Net realized gain (loss) on futures contracts and swap transactions
Net realized gain (loss) on written option transactions
Change in net unrealized appreciation (depreciation) on investment securities
Change in net unrealized appreciation (depreciation) on futures contracts and swaps
Change in net unrealized appreciation (depreciation) on written options

Foreign currency contracts	Net realized gain (loss) on investment security transactions
Net realized gain (loss) on futures contracts and swap transactions
Net realized gain (loss) on written option transactions
Net realized gain (loss) on foreign currency transactions
Change in net unrealized appreciation (depreciation) on investment securities
Change in net unrealized appreciation (depreciation) on futures contracts and swaps
Change in net unrealized appreciation (depreciation) on written options
Change in net unrealized appreciation (depreciation) on foreign currencies

Credit contracts	Net realized gain (loss) on futures contracts and swap transactions
Change in net unrealized appreciation (depreciation) on futures contracts and swaps

The following is a summary of each portfolio’s realized gain and/or loss and change in unrealized appreciation and/or depreciation on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the year ended December 31, 2010:

	Realized Gain (Loss) on Derivative Investments Recognized in the Statements of Operations
		Credit	Equity	Foreign Currency	Interest Rate
Portfolio	Total	Contracts	Contracts	Contracts	Contracts
Diversified Bond	($34,936,151)	$-	$-	($4,908,464)	($30,027,687)
High Yield Bond	205,764	205,764	-	-	-
Inflation Managed	285,030	(9,058,150)	-	(4,677,165)	14,020,345
Managed Bond	115,545,269	1,136,103	-	(26,816,867)	141,226,033
Short Duration Bond	4,932,947	-	-	-	4,932,947
Comstock	(120,007)	-	(120,007)	-	-
Equity Index	1,337,886	-	1,337,886	-	-
Growth LT	8,179,254	-	60,319	8,118,935	-
Large-Cap Value	(427,706)	-	(436,162)	8,456	-
Long/Short Large-Cap	4,111,992	-	4,111,992	-	-
Main Street Core	(276,343)	-	(276,343)	-	-
Mid-Cap Equity	(293,840)	-	(293,840)	-	-
Mid-Cap Growth	(531,762)	-	(531,762)	-	-
Mid-Cap Value	(454,118)	-	(454,118)	-	-
Small-Cap Equity	282,003	-	282,003	-	-
Small-Cap Growth	(283,511)	-	(283,511)	-	-
Small-Cap Index	1,147,136	-	1,147,136	-	-
Small-Cap Value	(3,429,538)	-	(3,429,538)	-	-
Emerging Markets	(1,260,498)	-	(1,281,958)	21,460	-
International Large-Cap	(5,643,086)	-	(5,552,885)	(90,201)	-
International Small-Cap	(495,879)	-	(767,337)	271,458	-
International Value	(11,901,555)	-	(12,058,393)	156,838	-

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NOTES TO FINANCIAL STATEMENTS (Continued)

	Change in Unrealized Appreciation (Depreciation) on Derivative Investments
	Recognized in the Statements of Operations
		Credit	Equity	Foreign Currency	Interest Rate
Portfolio	Total	Contracts	Contracts	Contracts	Contracts
Diversified Bond	($6,810,549)	$-	$-	($518,942)	($6,291,607)
Inflation Managed	1,154,508	9,260,891	-	136,677	(8,243,060)
Managed Bond	(50,297,355)	4,369,727	-	4,398,119	(59,065,201)
Short Duration Bond	708,956	-	-	-	708,956
Equity Index	(86,227)	-	(86,227)	-	-
Growth LT	(3,363,730)	-	(50,358)	(3,313,372)	-
Long/Short Large-Cap	(3,188)	-	(3,188)	-	-
Small-Cap Equity	29,950	-	29,950	-	-
Small-Cap Index	34,018	-	34,018	-	-
International Small-Cap	(322,563)	-	-	(322,563)	-
International Value	(782,879)	-	(630,246)	(152,633)	-

17. REORGANIZATIONS

On October 29, 2010, the Managed Bond and Main Street Core Portfolios (“Surviving Portfolios”) acquired all of the assets and liabilities of the Equity and Multi-Strategy Portfolios (Acquired Portfolios), each in a tax-free exchange for Federal tax purposes, pursuant to the plans of reorganization (“Reorganizations”) approved by the Board and shareholders of record of the Equity and Multi-Strategy Portfolios as of the applicable record date. The transactions were prompted primarily by performance concerns and the small size of the Acquired Portfolios. The Managed Bond Portfolio acquired all the assets and liabilities attributable to the fixed income portion of the Multi-Strategy Portfolio. The Main Street Core Portfolio acquired all assets and liabilities of the Equity Portfolio and the assets and liabilities attributable to the equity portion of the Multi-Strategy Portfolio. Twenty-five percent of the Equity Portfolio and seventy-five percent of the Multi-Strategy Portfolio reorganization expenses were paid by the respective Acquired Portfolios. PLFA, as Investment Adviser to the Fund, paid the remaining costs of the Reorganizations. The value of shares issued by each of the Surviving Portfolios is presented in the Statements of Changes in Net Assets. The number of shares acquired and issued by each of the Surviving Portfolios, the net assets and unrealized appreciation or depreciation of the Acquired Portfolios as of the reorganization date immediately prior to the Reorganizations, and the net assets of the Surviving Portfolios as of the reorganization date immediately prior to and after the Reorganizations, were as follows:

				Shares	Surviving	Acquired	Net Assets	Acquired Portfolio
Date of	Surviving	Acquired	Shares	Issued In	Portfolio	Portfolio	After	Unrealized
Reorganization	Portfolio	Portfolio	Acquired	Acquisition	Net Assets	Net Assets	Reorganization	Appreciation
October 29, 2010	Managed Bond	Multi-Strategy	8,041,106	7,160,012	$6,540,096,790	$86,295,583	$6,626,392,373	$495,978

October 29, 2010	Main Street Core	Equity	9,947,343	7,374,890	N/A	129,462,757	N/A	7,200,439
		Multi-Strategy	9,828,019	5,689,836	N/A	100,076,677	N/A	5,379,250

		Total After Reorganization	19,775,362	13,064,726	$1,230,251,291	$229,539,434	$1,459,790,726	$12,579,689

Assuming the acquisition had been completed on January 1, 2010, the beginning of the annual reporting period of the Surviving Portfolios, the pro forma results of operations (in thousands) for the year ended December 31, 2010 are as follows:

Managed Bond
Net investment income	$194,512	(1)
Net gain on investments	313,005	(2)

Net increase in net assets resulting from operations	$507,517

Main Street Core
Net investment income	$14,019	(3)
Net gain on investments	235,197	(4)

Net increase in net assets resulting from operations	$249,216

(1) $191,987 as reported, plus $2,475 Multi-Strategy premerger, plus $50 of pro-forma eliminated expenses.
(2) $306,041 as reported, plus $6,964 Multi-Strategy premerger.
(3) $12,961 as reported, plus $621 Multi-Strategy premerger, plus $437 Equity premerger.
(4) $200,743 as reported, plus $8,707 Multi-Strategy premerger, plus $25,747 Equity premerger.

Because the Surviving Portfolios have been managed as single integrated portfolios since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolios that have been included in the Surviving Portfolios statements of operations since October 29, 2010.

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

18. SHARES OF BENEFICIAL INTEREST

Change in shares of beneficial interest of each portfolio for the years or periods ended December 31, 2010 and 2009 were as follows:

	Cash Management		Diversified Bond		Floating Rate Loan
	2010	2009	2010	2009	2010	2009
Shares sold	48,801,172	52,758,198	97,590,348	17,603,639	16,665,649	24,304,166
Dividend and distribution reinvested	5,059	339,461	8,716,139	7,248,432	6,626,263	5,583,669
Shares repurchased	(78,119,622)	(102,662,440)	(29,006,878)	(22,230,924)	(15,205,098)	(4,967,883)

Net increase (decrease)	(29,313,391)	(49,564,781)	77,299,609	2,621,147	8,086,814	24,919,952
Shares outstanding, beginning of year	114,708,926	164,273,707	217,965,703	215,344,556	131,584,397	106,664,445

Shares outstanding, end of year	85,395,535	114,708,926	295,265,312	217,965,703	139,671,211	131,584,397

	High Yield Bond		Inflation Managed		Managed Bond
	2010	2009	2010	2009	2010	2009
Shares sold	20,852,452	56,225,348	27,778,461	16,235,736	127,361,714	23,784,793
Shares issued in connection with acquisition (1)	-	-	-	-	7,160,012	-
Dividend and distribution reinvested	14,308,822	13,371,239	8,017,890	30,990,077	19,240,042	57,530,079
Shares repurchased	(39,511,890)	(21,317,248)	(37,630,077)	(56,300,013)	(58,751,999)	(48,739,307)

Net increase (decrease)	(4,350,616)	48,279,339	(1,833,726)	(9,074,200)	95,009,769	32,575,565
Shares outstanding, beginning of year	188,201,980	139,922,641	391,665,825	400,740,025	451,602,825	419,027,260

Shares outstanding, end of year	183,851,364	188,201,980	389,832,099	391,665,825	546,612,594	451,602,825

	Short Duration Bond		American Funds Growth		American Funds Growth-Income
	2010	2009	2010	2009	2010	2009
Shares sold	33,588,871	18,033,783	5,964,368	9,903,595	4,201,964	9,316,626
Dividend and distribution reinvested	2,592,677	4,605,670	3,689	33,775,648	10	20,903,762
Shares repurchased	(19,221,542)	(45,209,976)	(17,896,294)	(86,094,128)	(32,712,495)	(11,776,642)

Net increase (decrease)	16,960,006	(22,570,523)	(11,928,237)	(42,414,885)	(28,510,521)	18,443,746
Shares outstanding, beginning of year	155,949,372	178,519,895	130,371,155	172,786,040	177,940,785	159,497,039

Shares outstanding, end of year	172,909,378	155,949,372	118,442,918	130,371,155	149,430,264	177,940,785

	Comstock		Dividend Growth		Equity Index
	2010	2009	2010	2009	2010	2009
Shares sold	4,011,493	40,828,008	64,199,299	2,646,028	2,500,503	73,343,328
Dividend and distribution reinvested	3,002,930	3,348,689	947,982	816,426	1,814,849	2,313,283
Shares repurchased	(30,304,340)	(14,149,443)	(8,564,443)	(49,160,652)	(62,851,894)	(9,696,328)

Net increase (decrease)	(23,289,917)	30,027,254	56,582,838	(45,698,198)	(58,536,542)	65,960,283
Shares outstanding, beginning of year	279,113,787	249,086,533	54,379,456	100,077,654	154,721,169	88,760,886

Shares outstanding, end of year	255,823,870	279,113,787	110,962,294	54,379,456	96,184,627	154,721,169

	Focused 30		Growth LT		Large-Cap Growth
	2010	2009	2010	2009	2010	2009
Shares sold	2,044,883	5,980,931	2,291,296	4,181,832	6,017,345	123,509,376
Dividend and distribution reinvested	-	-	921,822	1,025,219	-	126,245
Shares repurchased	(6,072,485)	(37,234,674)	(10,417,044)	(10,026,803)	(23,814,311)	(13,233,839)

Net increase (decrease)	(4,027,602)	(31,253,743)	(7,203,926)	(4,819,752)	(17,796,966)	110,401,782
Shares outstanding, beginning of year	15,977,561	47,231,304	89,033,347	93,853,099	254,893,091	144,491,309

Shares outstanding, end of year	11,949,959	15,977,561	81,829,421	89,033,347	237,096,125	254,893,091

	Large-Cap Value		Long/Short Large-Cap		Main Street Core
	2010	2009	2010	2009	2010	2009
Shares sold	3,796,003	82,597,830	5,413,448	71,378,694	1,298,587	2,785,108
Shares issued in connection with acquisitions (1)	-	-	-	-	13,064,726	-
Dividend and distribution reinvested	4,069,822	5,550,650	1,339,213	1,173,256	592,644	1,058,759
Shares repurchased	(45,127,984)	(13,783,903)	(11,823,391)	(5,228,483)	(15,870,593)	(33,120,359)

Net increase (decrease)	(37,262,159)	74,364,577	(5,070,730)	67,323,467	(914,636)	(29,276,492)
Shares outstanding, beginning of year	312,176,477	237,811,900	178,366,893	111,043,426	79,236,495	108,512,987

Shares outstanding, end of year	274,914,318	312,176,477	173,296,163	178,366,893	78,321,859	79,236,495

	Mid-Cap Equity		Mid-Cap Growth		Mid-Cap Value (2)
	2010	2009	2010	2009	2010	2009
Shares sold	2,287,895	8,196,633	6,719,681	46,072,388	3,367,586	87,061,717
Dividend and distribution reinvested	1,251,437	1,580,011	219,820	632,132	789,108	7,051,549
Shares repurchased	(25,559,606)	(160,960,229)	(32,325,582)	(15,164,056)	(12,550,133)	(3,487,429)

Net increase (decrease)	(22,020,274)	(151,183,585)	(25,386,081)	31,540,464	(8,393,439)	90,625,837
Shares outstanding, beginning of year or period	160,055,070	311,238,655	155,946,546	124,406,082	90,625,837	-

Shares outstanding, end of year or period	138,034,796	160,055,070	130,560,465	155,946,546	82,232,398	90,625,837

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

	Small-Cap Equity		Small-Cap Growth		Small-Cap Index
	2010	2009	2010	2009	2010	2009
Shares sold	45,451,433	2,851,755	3,383,384	4,267,392	4,626,772	4,321,777
Dividend and distribution reinvested	481,244	376,845	-	-	339,070	4,144,321
Shares repurchased	(29,033,021)	(10,027,791)	(12,224,888)	(26,398,640)	(11,520,006)	(11,864,299)

Net increase (decrease)	16,899,656	(6,799,191)	(8,841,504)	(22,131,248)	(6,554,164)	(3,398,201)
Shares outstanding, beginning of year	59,502,398	66,301,589	64,378,119	86,509,367	50,351,990	53,750,191

Shares outstanding, end of year	76,402,054	59,502,398	55,536,615	64,378,119	43,797,826	50,351,990

	Small-Cap Value		Health Sciences		Real Estate
	2010	2009	2010	2009	2010	2009
Shares sold	4,395,620	18,279,253	2,474,883	2,221,506	2,769,311	7,287,878
Dividend and distribution reinvested	857,315	1,292,621	-	12,498	549,838	1,467,256
Shares repurchased	(21,770,192)	(7,241,782)	(2,909,101)	(3,759,974)	(14,476,797)	(7,436,808)

Net increase (decrease)	(16,517,257)	12,330,092	(434,218)	(1,525,970)	(11,157,648)	1,318,326
Shares outstanding, beginning of year	61,237,116	48,907,024	9,596,780	11,122,750	54,023,285	52,704,959

Shares outstanding, end of year	44,719,859	61,237,116	9,162,562	9,596,780	42,865,637	54,023,285

	Technology		Emerging Markets		International Large-Cap
	2010	2009	2010	2009	2010	2009
Shares sold	5,201,653	9,038,260	6,575,819	7,132,124	9,313,133	11,665,113
Dividend and distribution reinvested	-	-	1,238,147	22,355,358	4,009,497	5,844,485
Shares repurchased	(6,917,451)	(5,889,285)	(26,714,634)	(18,237,691)	(67,857,508)	(41,402,650)

Net increase (decrease)	(1,715,798)	3,148,975	(18,900,668)	11,249,791	(54,534,878)	(23,893,052)
Shares outstanding, beginning of year	18,041,391	14,892,416	127,390,185	116,140,394	428,290,509	452,183,561

Shares outstanding, end of year	16,325,593	18,041,391	108,489,517	127,390,185	373,755,631	428,290,509

					American Funds
	International Small-Cap		International Value		Asset Allocation (3)
	2010	2009	2010	2009	2010	2009
Shares sold	4,380,010	25,248,423	4,013,431	14,349,488	6,467,104	12,584,403
Dividend and distribution reinvested	3,259,192	1,578,333	4,394,513	3,804,385	-	179,883
Shares repurchased	(17,514,496)	(9,402,320)	(47,267,881)	(82,187,370)	(1,404,018)	(1,862,780)

Net increase (decrease)	(9,875,294)	17,424,436	(38,859,937)	(64,033,497)	5,063,086	10,901,506
Shares outstanding, beginning of year or period	127,747,439	110,323,003	191,260,616	255,294,113	10,901,506	-

Shares outstanding, end of year or period	117,872,145	127,747,439	152,400,679	191,260,616	15,964,592	10,901,506

	Pacific Dynamix -		Pacific Dynamix -
	Conservative Growth (4)		Moderate Growth (4)		Pacific Dynamix - Growth (4)
	2010	2009	2010	2009	2010	2009
Shares sold	7,862,258	3,817,313	6,768,189	5,924,324	4,779,095	4,739,017
Dividend and distribution reinvested	389,382	75,707	357,540	93,879	312,875	118,098
Shares repurchased	(1,072,528)	(172,120)	(738,958)	(48,245)	(1,309,100)	(447,320)

Net increase	7,179,112	3,720,900	6,386,771	5,969,958	3,782,870	4,409,795
Shares outstanding, beginning of year or period	3,720,900	-	5,969,958	-	4,409,795	-

Shares outstanding, end of year or period	10,900,012	3,720,900	12,356,729	5,969,958	8,192,665	4,409,795

(1)	See Note 17 for shares issued in connection with acquisitions.
(2)	Operations commenced on January 2, 2009.
(3)	Operations commenced on February 2, 2009.
(4)	Operations commenced on May 1, 2009.

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

19. RECLASSIFICATION OF ACCOUNTS

During the year ended December 31, 2010, reclassifications as shown in the following table have been made in each portfolio’s capital accounts to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2010. Additional adjustments may be required in subsequent reporting periods. These reclassifications, which have no impact on the NAV of the portfolios, are primarily attributable to reclassifications of foreign currency transactions, non-deductible expenses, treatment of net operating losses, expiration of capital loss carryforwards, use of tax equalization, and certain differences in the computation of distributable income and capital gains under Federal tax rules versus U.S. GAAP. The calculation of net investment income per share in the financial highlights excludes these adjustments.

		Undistributed/	Undistributed/
		Accumulated	Accumulated
	Paid-In	Net Investment	Net Realized
Portfolio	Capital	Income (Loss)	Gain (Loss)
Cash Management	($561,340)	$561,340	$-
Diversified Bond	143,835	(5,270,503)	5,126,668
Floating Rate Loan	-	12,131,209	(12,131,209)
High Yield Bond	(64,586,112)	175,019	64,411,093
Inflation Managed	-	5,553,049	(5,553,049)
Managed Bond	480,153	(13,067,957)	12,587,804
Short Duration Bond	108,396	229	(108,625)
Emerging Markets	(276)	1,299,746	(1,299,470)
International Large-Cap	(542)	(2,010,102)	2,010,644
International Small-Cap	(558)	12,623,527	(12,622,969)
International Value	8,334	11,471,838	(11,480,172)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Pacific Select Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments (as to the Equity Index, Small-Cap Equity, Small-Cap Index, and International Small-Cap Portfolios, the summary schedules of investments), of the Cash Management (formerly Money Market), Diversified Bond, Floating Rate Loan, High Yield Bond, Inflation Managed, Managed Bond, Short Duration Bond, American Funds® Growth, American Funds Growth-Income, Comstock, Dividend Growth (formerly Diversified Research), Equity Index, Focused 30, Growth LT, Large-Cap Growth, Large-Cap Value, Long/Short Large-Cap, Main Street® Core, Mid-Cap Equity, Mid-Cap Growth, Mid-Cap Value, Small-Cap Equity, Small-Cap Growth, Small-Cap Index, Small-Cap Value, Health Sciences, Real Estate, Technology, Emerging Markets, International Large-Cap, International Small-Cap, International Value, American Funds Asset Allocation, Pacific Dynamix – Conservative Growth, Pacific Dynamix – Moderate Growth, and Pacific Dynamix – Growth Portfolios (collectively the “Funds”) (thirty-six of forty-four portfolios comprising the Pacific Select Fund) as of December 31, 2010, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (as to the Mid-Cap Value, American Funds Asset Allocation, Pacific Dynamix – Conservative Growth, Pacific Dynamix – Moderate Growth and Pacific Dynamix – Growth Portfolios, for the year ended December 31, 2010, and for the period from commencement of operations through December 31, 2009), the statement of cash flows for the year then ended for the Long/Short Large-Cap Portfolio, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2010, by correspondence with the custodian, agent banks, transfer agent, and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds as of December 31, 2010, and the results of their operations, the changes in their net assets, the cash flows for the Long/Short Large-Cap Portfolio, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Costa Mesa, California
February 23, 2011

E-1

PACIFIC SELECT FUND
DISCLOSURE OF FUND EXPENSES
(Unaudited)

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include advisory fees, service fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each portfolio and to compare these costs with those of other mutual funds. The example is based on an investment of $1,000.00 made at the beginning of the period and held for the entire 6-month period from July 01, 2010 to December 31, 2010. These examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy (each a “Variable Contract”), and would be higher if they did.

ACTUAL EXPENSES

The first line of the table below for each portfolio provides information about actual account values and actual expenses based on each portfolio’s actual performance and each portfolio’s actual expenses, after any applicable fee waivers (Note 3 to Financial Statements) and other expense reductions (Note 5 to Financial Statements). The “Ending Account Value at 12/31/10” column shown is derived from the portfolio’s actual performance; the “Annualized Expense Ratio” column shows the portfolio’s actual annualized expense ratio; and the “Expenses Paid During the Period 07/01/10-12/31/10” column shows the dollar amount that would have been paid by you. All the information illustrated in the following table is based on the past 6-month period from July 01, 2010 to December 31, 2010.

You may use the information in the first line, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, for each portfolio in your account, simply divide that portfolio’s value by $1,000.00 (for example, an $8,600.00 portfolio value divided by $1,000.00 = 8.6), then multiply this result by the number given for your portfolio(s) in the first line under the heading entitled “Expenses Paid During the Period 07/01/10-12/31/10.”

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSE

The second line of the table for each portfolio provides information about hypothetical account values and hypothetical expenses based on a 5% per year hypothetical rate of return and the actual portfolio’s expenses, after any applicable fee waivers and other expense reductions. It assumes that the portfolio had an annual 5% rate of return before expenses, but that the expense ratio is unchanged. The hypothetical account values and expenses may not be used to estimate the actual ending account values or expenses you paid for the period.

You may use the hypothetical example information to compare the ongoing costs of investing in the portfolio to other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction or Variable Contract costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these other costs were included, your costs would have been higher.

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	the Period (1)
	Value at	Value at	Expense	07/01/10 -
Portfolio	07/01/10	12/31/10	Ratio	12/31/10
Cash Management
Actual	$1,000.00	$1,000.00	0.27%	$1.36
Hypothetical	$1,000.00	$1,023.84	0.27%	$1.38

Diversified Bond
Actual	$1,000.00	$1,024.60	0.63%	$3.21
Hypothetical	$1,000.00	$1,022.03	0.63%	$3.21

Floating Rate Loan
Actual	$1,000.00	$1,058.90	0.94%	$4.88
Hypothetical	$1,000.00	$1,020.47	0.94%	$4.79

High Yield Bond
Actual	$1,000.00	$1,107.90	0.63%	$3.35
Hypothetical	$1,000.00	$1,022.03	0.63%	$3.21

Inflation Managed
Actual	$1,000.00	$1,026.80	0.63%	$3.22
Hypothetical	$1,000.00	$1,022.03	0.63%	$3.21

Managed Bond
Actual	$1,000.00	$1,025.60	0.62%	$3.17
Hypothetical	$1,000.00	$1,022.08	0.62%	$3.16

Short Duration Bond
Actual	$1,000.00	$1,008.70	0.63%	$3.19
Hypothetical	$1,000.00	$1,022.03	0.63%	$3.21

American Funds Growth (2)
Actual	$1,000.00	$1,253.40	0.63%	$3.58
Hypothetical	$1,000.00	$1,022.03	0.63%	$3.21

American Funds Growth-Income (2)
Actual	$1,000.00	$1,222.90	0.62%	$3.47
Hypothetical	$1,000.00	$1,022.08	0.62%	$3.16

Comstock
Actual	$1,000.00	$1,228.40	0.92%	$5.17
Hypothetical	$1,000.00	$1,020.57	0.92%	$4.69

Dividend Growth
Actual	$1,000.00	$1,219.70	0.90%	$5.04
Hypothetical	$1,000.00	$1,020.67	0.90%	$4.58

Equity Index
Actual	$1,000.00	$1,231.20	0.28%	$1.57
Hypothetical	$1,000.00	$1,023.79	0.28%	$1.43

Focused 30
Actual	$1,000.00	$1,219.30	0.99%	$5.54
Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04

Growth LT
Actual	$1,000.00	$1,211.40	0.78%	$4.35
Hypothetical	$1,000.00	$1,021.27	0.78%	$3.97

See Notes to Financial Statements

PACIFIC SELECT FUND
DISCLOSURE OF FUND EXPENSES (Continued)
(Unaudited)

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	the Period (1)
	Value at	Value at	Expense	07/01/10 -
Portfolio	07/01/10	12/31/10	Ratio	12/31/10

Large-Cap Growth
Actual	$1,000.00	$1,275.00	0.90%	$5.16
Hypothetical	$1,000.00	$1,020.67	0.90%	$4.58

Large-Cap Value
Actual	$1,000.00	$1,194.20	0.82%	$4.54
Hypothetical	$1,000.00	$1,021.07	0.82%	$4.18

Long/Short Large-Cap
Actual	$1,000.00	$1,216.30	1.61%	$8.99
Hypothetical	$1,000.00	$1,017.09	1.61%	$8.19

Main Street Core
Actual	$1,000.00	$1,247.20	0.67%	$3.79
Hypothetical	$1,000.00	$1,021.83	0.67%	$3.41

Mid-Cap Equity
Actual	$1,000.00	$1,262.80	0.88%	$5.02
Hypothetical	$1,000.00	$1,020.77	0.88%	$4.48

Mid-Cap Growth
Actual	$1,000.00	$1,315.60	0.95%	$5.54
Hypothetical	$1,000.00	$1,020.42	0.95%	$4.84

Mid-Cap Value
Actual	$1,000.00	$1,239.60	0.92%	$5.19
Hypothetical	$1,000.00	$1,020.57	0.92%	$4.69

Small-Cap Equity
Actual	$1,000.00	$1,294.90	0.99%	$5.73
Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04

Small-Cap Growth
Actual	$1,000.00	$1,273.00	0.84%	$4.81
Hypothetical	$1,000.00	$1,020.97	0.84%	$4.28

Small-Cap Index
Actual	$1,000.00	$1,291.50	0.56%	$3.23
Hypothetical	$1,000.00	$1,022.38	0.56%	$2.85

Small-Cap Value
Actual	$1,000.00	$1,238.20	0.99%	$5.59
Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04

Health Sciences
Actual	$1,000.00	$1,226.40	1.15%	$6.45
Hypothetical	$1,000.00	$1,019.41	1.15%	$5.85

Real Estate
Actual	$1,000.00	$1,222.50	1.07%	$5.99
Hypothetical	$1,000.00	$1,019.81	1.07%	$5.45

Technology
Actual	$1,000.00	$1,265.80	1.18%	$6.74
Hypothetical	$1,000.00	$1,019.26	1.18%	$6.01

Emerging Markets
Actual	$1,000.00	$1,323.10	1.05%	$6.15
Hypothetical	$1,000.00	$1,019.91	1.05%	$5.35

International Large-Cap
Actual	$1,000.00	$1,248.30	1.00%	$5.67
Hypothetical	$1,000.00	$1,020.16	1.00%	$5.09

International Small-Cap
Actual	$1,000.00	$1,345.40	1.11%	$6.56
Hypothetical	$1,000.00	$1,019.61	1.11%	$5.65

International Value
Actual	$1,000.00	$1,234.90	0.89%	$5.01
Hypothetical	$1,000.00	$1,020.72	0.89%	$4.53

American Funds Asset Allocation (2)
Actual	$1,000.00	$1,183.60	0.63%	$3.47
Hypothetical	$1,000.00	$1,022.03	0.63%	$3.21

Pacific Dynamix - Conservative Growth (3)
Actual	$1,000.00	$1,104.00	0.39%	$2.07
Hypothetical	$1,000.00	$1,023.24	0.39%	$1.99

Pacific Dynamix - Moderate Growth (3)
Actual	$1,000.00	$1,149.30	0.37%	$2.00
Hypothetical	$1,000.00	$1,023.34	0.37%	$1.89

Pacific Dynamix - Growth (3)
Actual	$1,000.00	$1,199.10	0.36%	$2.00
Hypothetical	$1,000.00	$1,023.39	0.36%	$1.84

(1)	Expenses paid during the six-month period are equal to the portfolio’s annualized expense ratio (shown in the table above), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365 days.
(2)	Expenses paid by the American Funds Growth, American Funds Growth-Income and American Funds Asset Allocation Portfolios presented in the table above do not include expenses of the underlying Master Funds (see Note 1 in Notes to Financial Statements) in which the portfolios invested in.
(3)	The annualized expense ratios for all the Pacific Dynamix Portfolios do not include expenses of the PD Underlying Portfolios (see Note 1 in Notes to Financial Statements) in which the Pacific Dynamix Portfolios invest.

See Notes to Financial Statements

PACIFIC SELECT FUND
TRUSTEES AND OFFICERS INFORMATION
(Unaudited)

The business and affairs of the Fund are managed under the direction of the Board of Trustees under the Fund’s Declaration of Trust. Information pertaining to the trustees and officers of the Fund is set forth below, effective January 1, 2011. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Trustees.” Certain trustees and officers are deemed to be “interested persons” of the Fund and thus are referred to as “Interested Persons”, because of their positions with Pacific Life Insurance Company (“Pacific Life”) and Pacific Life Fund Advisors LLC, a wholly-owned subsidiary of Pacific Life. The Fund’s Statement of Additional Information includes additional information about the trustees. For information on availability of the Fund’s Statement of Additional Information, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

The address of each trustee and officer is c/o Pacific Select Fund, 700 Newport Center Drive, Newport Beach, CA 92660.

			Number of
	Position(s) with	Current Directorship(s) Held and Principal Occupation(s)	Portfolios in
	the Fund and	(and certain additional occupation information)	Fund Complex
Name and Age	Length of Time Served*	During Past 5 years	Overseen**

INDEPENDENT TRUSTEES

Frederick L. Blackmon Year of birth 1952	Trustee since 1/01/05	Trustee (9/05 to present) of Pacific Life Funds; Director (2005 to present) of Trustmark Mutual Holding Company; Former Executive Vice President and Chief Financial Officer (1995 to 2003) of Zurich Life and has been retired since that time; Executive Vice President and Chief Financial Officer (1989 to 1995) of Alexander Hamilton Life Insurance Company (subsidiary of Household International); Member of Board of Trustees (7/10 to present) of Cranbrook Educational Community; Former Member of Board of Governors (1994 to 1999) of Cranbrook Schools; and Former Member, Board of Regents (1993 to 1996), Eastern Michigan University.	68

Gale K. Caruso Year of birth 1957	Trustee since 1/01/06	Trustee (1/06 to present) of Pacific Life Funds; Former Member of the Board of Directors (2005 to 2009) of LandAmerica Financial Group, Inc.; Former President and Chief Executive Officer (1999 to 2003) of Zurich Life; Former Chairman, President and Chief Executive Officer of Scudder Canada Investor Services, Ltd. and Managing Director of Scudder Kemper Investments; Member of the Advisory Council of the Trust for Public Land in Maine; Member of the Board of Directors of Make-A-Wish of Maine; and Former Member, Board of Directors of the Illinois Life Insurance Council.	68

Lucie H. Moore Year of birth 1956	Trustee since 10/01/98	Trustee (6/01 to present) of Pacific Life Funds; Former Partner (1984 to 1994) with Gibson, Dunn & Crutcher (Law); Member of the Board of Trustees (2007 to present) of Sage Hill School; Former Member (2000 to 2009) of the Board of Trustees of The Pegasus School; Member of the Board of Directors (2005 to present) of HomeWord; and Former Member of the Advisory Board (1993 to 2004) of Court Appointed Special Advocates (CASA) of Orange County.	68

Nooruddin (Rudy) S. Veerjee Year of birth 1958	Trustee since 1/01/05	Trustee (9/05 to present) of Pacific Life Funds; Former President (1997 to 2000) of Transamerica Insurance and Investment Group and has been retired since that time; Former President (1994 to 1997) of Transamerica Asset Management; Former Chairman and Chief Executive Officer (1995 to 2000) of Transamerica Premier Funds (Mutual Fund); and Former Director (1994 to 2000) of various Transamerica Life Companies.	68

G. Thomas Willis Year of birth 1942	Trustee since 11/17/03	Trustee (2/04 to present) of Pacific Life Funds; Certified Public Accountant in California (1967 to present); Audit Partner (1976 to 2002) of PricewaterhouseCoopers LLP, (Accounting and Auditing) and has been retired since that time.	68

PACIFIC SELECT FUND
TRUSTEES AND OFFICERS INFORMATION (Continued)
(Unaudited)

			Number of
	Position(s) with	Current Directorship(s) Held and Principal Occupation(s)	Portfolios in
	the Fund and	(and certain additional occupation information)	Fund Complex
Name and Age	Length of Time Served*	During Past 5 years	Overseen**

INTERESTED PERSONS

James T. Morris Year of birth 1960	Chairman of the Board and Trustee since 1/11/07, (Chief Executive Officer 1/11/07 to 12/31/09, President 11/14/05 to 1/10/07 and Executive Vice President 6/05 to 11/05)	Director (4/07 to present), Chairman (5/08 to present), President and Chief Executive Officer (4/07 to present), Chief Operating Officer (1/06 to 4/07), Executive Vice President and Chief Insurance Officer (7/05 to 1/06) of Pacific Mutual Holding Company and Pacific LifeCorp; Director (4/07 to present), Chairman (5/08 to present), President and Chief Executive Officer (4/07 to present), Chief Operating Officer (1/06 to 4/07), Chief Insurance Officer (4/05 to 1/06), Executive Vice President (1/02 to 1/06), Senior Vice President (4/96 to 1/02), and Vice President (4/90 to 4/96) of Pacific Life; President and Chief Executive Officer (5/07 to present) of Pacific Life Fund Advisors LLC; Director (4/06 to present), Chairman (5/08 to present), President and Chief Executive Officer (4/07 to present), Chief Operating Officer (1/06 to 4/07), Chief Insurance Officer (4/05 to 1/06), Executive Vice President (1/02 to 1/06), and Senior Vice President (8/99 to 1/02) of Pacific Life & Annuity Company; and similar positions with other subsidiaries and affiliates of Pacific Life; and Chairman of the Board and Trustee (1/07 to present), Chief Executive Officer (1/07 to 12/09),President (11/05 to 1/07) and Executive Vice President (6/05 to 11/05) of Pacific Life Funds.	68

Mary Ann Brown Year of birth 1951	Chief Executive Officer since 1/01/10, (President 1/11/07 to 12/31/09, Executive Vice President 6/20/06 to 1/10/07)	Executive Vice President (4/10 to present) and Senior Vice President (5/06 to present) of Pacific LifeCorp; Executive Vice President (4/10 to present) and Senior Vice President (3/05 to 4/10) of Pacific Life; Trustee (9/05 to present), Pacific Life Employees Retirement Plan; Executive Vice President (4/10 to present) and Senior Vice President (5/07 to 4/10) of Pacific Life Fund Advisors LLC; Executive Vice President (4/10 to present) and Senior Vice President (6/08 to 4/10) of Pacific Life Re Holdings LLC; Director (6/08 to present) Executive Vice President (4/10 to present) and Senior Vice President (6/08 to 4/10) of Pacific Life Re Holdings Limited; current and prior Board Member and Vice Chairman (8/01 to present) and Chairman (7/04 to 10/05) of National Association of Variable Annuities; Senior Vice President (7/03 to 11/03), of Finance, New York Life Insurance Company; MetLife, Inc. (12/98 to 6/03), Senior Vice President and Head of Individual Business Product Management (12/98 to 7/02) responsibilities included: President of New England Products and Services; Chairman, Security First Group (later MetLife Investors); Chairman, Chief Executive Officer and President, New England Pension and Annuity Company; Board Member, New England Zenith Funds; Board Member, Reinsurance Group of America, Chairman and Chief Executive Officer of Exeter Reinsurance Company, Ltd.; Chairman and Chief Executive Officer of Missouri Reinsurance Company, Ltd; Chairman of Underwriting Policy and Rate Setting Committees; Senior Vice President and Chief Actuary (7/02 to 6/03), of MetLife, Inc.; Director (12/05 to present), Executive Vice President (4/10 to present) and Senior Vice President (12/05 to 4/10) of Pacific Alliance Reinsurance Ltd; Director (10/07 to present), Executive Vice President (6/10 to present) and Senior Vice President (10/07 to 6/10) of Pacific Alliance Reinsurance Company of Vermont; and Chief Executive Officer (1/10 to present), President (1/07 to 12/09) and Executive Vice President (6/06 to 1/07) of Pacific Life Funds.	68

PACIFIC SELECT FUND
TRUSTEES AND OFFICERS INFORMATION (Continued)
(Unaudited)

			Number of
	Position(s) with	Current Directorship(s) Held and Principal Occupation(s)	Portfolios in
	the Fund and	(and certain additional occupation information)	Fund Complex
Name and Age	Length of Time Served*	During Past 5 years	Overseen**

INTERESTED PERSONS (Continued)

Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 4/04/05	Vice President, Fund Advisor General Counsel, and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; Vice President and Investment Counsel (4/04 to present), Assistant Vice President and Investment Counsel (11/93 to 4/04) of Pacific Life; Vice President and Investment Counsel (4/04 to 9/09), Assistant Vice President and Investment Counsel (8/99 to 4/04) of Pacific Life & Annuity Company; and Vice President and General Counsel (6/01 to present) of Pacific Life Funds.	68

Brian D. Klemens Year of birth 1956	Vice President and Treasurer since 4/29/96	Vice President and Controller (10/07 to present) and Vice President and Treasurer (6/99 to 10/07) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President and Controller (10/07 to present) and Vice President and Treasurer (12/98 to 10/07) of Pacific Life; Vice President and Controller (10/07 to present) and Vice President and Treasurer (5/07 to 10/07) of Pacific Life Fund Advisors LLC; and similar positions with other subsidiaries and affiliates of Pacific Life; and Vice President and Treasurer (6/01 to present) of Pacific Life Funds.	68

Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance Officer since 6/04/04	Vice President and Chief Compliance Officer (11/03 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President (2/00 to present) and Chief Compliance Officer (1/03 to present) and Assistant Vice President (11/97 to 2/00) of Pacific Life; Vice President (4/00 to present), Chief Compliance Officer (1/03 to present), and Assistant Vice President (8/99 to 4/00) of Pacific Life & Annuity Company; Vice President and Chief Compliance Officer (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Chief Compliance Officer (6/04 to present) of Pacific Life Funds.	68

Howard T. Hirakawa Year of birth 1962	Vice President since 6/20/06	Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; Vice President (4/05 to present), Assistant Vice President (4/00 to 4/05) and Director (Annuities & Mutual Funds) (5/98 to 4/00) of Pacific Life; Vice President (4/05 to 9/09) of Pacific Life & Annuity Company; and Vice President (6/06 to present) of Pacific Life Funds.	68

Jane M. Guon Year of birth 1964	Vice President since 1/01/11 and Secretary since 1/01/11	Vice President and Secretary (1/11 to present) and Assistant Vice President (4/06 to 12/10) and Assistant Secretary (6/98 to 12/10) of Pacific Mutual Holding Company and Pacific LifeCorp; Director, Vice President, and Secretary (1/11 to present) and Assistant Vice President (4/06 to 12/10) and Assistant Secretary (2/95 to 12/10) of Pacific Life, Vice President and Secretary (1/11 to present) and Assistant Vice President and Assistant Secretary (05/07 to 12/10) of Pacific Life Fund Advisors LLC ; and similar positions with other subsidiaries of Pacific Life; and Vice President (1/11 to present) and Secretary (1/11 to present) of Pacific Life Funds.	68

Eddie Tung Year of birth 1957	Assistant Vice President and Assistant Treasurer since 11/14/05	Assistant Vice President (4/03 to present) and Director (Variable Products Accounting) (4/00 to 4/03) of Pacific Life; Assistant Vice President (4/10 to present) of Pacific Life & Annuity Company; Assistant Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Assistant Treasurer (11/05 to present) of Pacific Life Funds.	68

PACIFIC SELECT FUND
TRUSTEES AND OFFICERS INFORMATION (Continued)
(Unaudited)

			Number of
	Position(s) with	Current Directorship(s) Held and Principal Occupation(s)	Portfolios in
	the Fund and	(and certain additional occupation information)	Fund Complex
Name and Age	Length of Time Served*	During Past 5 years	Overseen**

INTERESTED PERSONS (Continued)

Laurene E. MacElwee Year of birth 1966	Assistant Vice President and Assistant Secretary since 4/04/05	Assistant Vice President and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; Assistant Vice President (4/02 to present) and Director (Variable Products & Fund Compliance) (4/00 to 4/02) of Pacific Life; and Vice President (4/05 to present), Assistant Secretary (6/01 to present) and Assistant Vice President (6/01 to 4/05) of Pacific Life Funds.	68

Carleton J. Muench Year of birth 1973	Assistant Vice President since 11/30/06	Assistant Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; Assistant Vice President (10/06 to present) of Pacific Life; Director of Research (5/05 to 9/06) and Senior Investment Analyst (10/03 to 4/05) of Mason Investment Advisory Services, Inc.; Investment Analyst (2/01 to 9/02), Due Diligence Analyst (1/00 to 1/01) and Performance Analyst (10/98 to 12/99) of Manulife Financial; and Vice President (11/06 to present) of Pacific Life Funds.	68

*	A trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

**	As of January 1, 2011, the “Fund Complex” consisted of Pacific Select Fund (44 portfolios) and Pacific Life Funds (24 funds).

PACIFIC SELECT FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS
(Unaudited)

The Board of Trustees (the “Trustees” or “Board”) of Pacific Select Fund (the “Fund”) oversees the management of each of the separate portfolios of the Fund (each a “Portfolio” and collectively, the “Portfolios”) and, as required by Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), initially approves and determines annually whether to renew the investment advisory agreement (the “Advisory Agreement”) with Pacific Life Fund Advisors LLC (“PLFA”) and each portfolio management agreement (the “Portfolio Management Agreements,” together with the Advisory Agreement, the “Agreements”) with the various sub-advisers or “Portfolio Managers.” PLFA serves as the investment adviser for all of the Portfolios and directly manages the three Pacific Dynamix Portfolios, and also directly manages the High Yield Bond and the Cash Management Portfolios (the “Directly Managed Portfolios”) under the name Pacific Asset Management (“PAM”). For the other Portfolios, with the exception of the American Funds Growth-Income Portfolio, the American Funds Growth Portfolio, and the American Funds Asset Allocation Portfolio (collectively, the “Feeder Portfolios”), PLFA has retained other firms to serve as Portfolio Managers under PLFA’s supervision. Each of the Feeder Portfolios invests all of their assets in a master fund; and therefore, PLFA has not retained other portfolio managers to manage assets of these Portfolios. The Board, including all of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (“Independent Trustees”), last renewed the Agreements at an in-person meeting of the Trustees held on December 7, 2010.* Also, as discussed below, at an in-person meeting on September 14-15, 2010, the Board, including all of the Independent Trustees, approved a new Portfolio Management Agreement effective on or about January 1, 2011 with respect to the International Value Portfolio.

At this meeting and other meetings, the Board considered information (both written and oral) provided to assist them in its review of the Agreements and made assessments with respect to each Agreement. The Board requested, received and reviewed written materials from PLFA and each Portfolio Manager that was submitted in response to requests from the Independent Trustees and supporting materials relating to those questions and responses. In addition, the Board received in-person presentations about the Portfolios throughout the year, and the Independent Trustees were advised by independent legal counsel with respect to these and other relevant matters. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings, including reports on Portfolio performance, expenses, fee comparisons, investment advisory, compliance, and other services provided to the Portfolios by PLFA and the Portfolio Managers. The Board also reviewed financial and profitability information regarding PLFA and the Portfolio Managers, and information regarding the organization and operations of each entity such as their compliance monitoring, portfolio trading and brokerage practices and the personnel providing investment management and administrative services to each Portfolio. The Board reviewed data provided by PLFA that was gathered from various independent providers of investment company data, to provide the Board with information concerning the Portfolios’ investment performance, management fees and expense information. Additionally, the Independent Trustees retained an independent consultant (“Independent Consultant”) to assist the Trustees with certain of their analyses and to provide other relevant information. In connection with the analysis, the Independent Consultant utilized and provided the Independent Trustees with data obtained from independent service providers as well as from other sources.

The Trustees’ determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. In reviewing the materials presented and in considering the information in the management presentations, the Trustees did not identify any single issue or particular information that, in isolation, would be a controlling factor in making a final decision regarding the proposed Agreements. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. The following summary describes the most important, but not all, of the factors considered by the Trustees in approving the Agreements, and in the case of the Independent Trustees, certain factors were considered in light of the legal advice furnished to them by independent legal counsel and information from the Independent Consultant that they had retained. This discussion is not intended to be all-inclusive.

Annual Consideration and Approval of Investment Advisory and Portfolio Management Agreements.

In evaluating the Advisory Agreement and each Portfolio Management Agreement, the Board, including the Independent Trustees, considered the following factors, among others:

1. Nature, Extent and Quality of Services

Portfolio Oversight and Supervision – PLFA, its personnel and its resources. The Trustees considered the depth and quality of PLFA’s investment management process, including its monitoring and oversight of the Portfolio Managers and PAM; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; and the overall financial strength and stability of its organization. The Trustees considered the high quality of the products and services provided by PLFA and its affiliates, such as the many educational services and tools to assist intermediaries in effectively understanding and meeting shareholder and/or contract holder needs.

The Trustees also considered that PLFA’s investment, legal and compliance professionals have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Trustees further considered PLFA’s continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems.

The Trustees considered PLFA’s continued development and use of analytical tools for assessing performance of the Portfolio Managers, conducting an attribution analysis on performance and reporting on performance to the Trustees. The Trustees noted that PLFA appeared to have implemented effective controls and monitoring of investment style consistency by Portfolio Managers and for analyzing the use of

* At the December 7th meeting, the Board did not consider the continuance of the Portfolio Management Agreements relating to the International Value, Small-Cap Equity, Technology, Floating Rate Loan, Comstock, and the Dividend Growth (formerly called Diversified Research) Portfolios, as those agreements were not up for renewal at that time.

PACIFIC SELECT FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)
(Unaudited)

derivatives by Portfolio Managers. With respect to the High Yield Bond and the Cash Management Portfolios (the “Directly Managed Portfolios”), the Board considered that PLFA employed the same level of oversight, diligence and reporting with regard to its PAM unit as it employs with regard to the Portfolio Managers.

The Trustees considered PLFA’s policies, procedures and systems to ensure compliance with applicable laws and regulations with respect to the Directly Managed Portfolios its compliance monitoring of the Portfolio Managers and its commitment to those programs; PLFA’s efforts to keep the Trustees informed about the Portfolio Managers; and its attention to matters that may involve conflicts of interest with each Portfolio. In this regard, the Trustees reviewed information throughout the year on PLFA’s compliance policies and procedures, its compliance history, and reports from the Fund’s Chief Compliance Officer (“CCO”) on compliance by PLFA, the Portfolio Managers, and the Portfolios with applicable laws and regulations. The Trustees additionally reviewed information on any responses by PLFA to regulatory and compliance developments throughout the year.

The Trustees noted that the Portfolios are used as the investment options for variable products of Pacific Life Insurance Company (“Pacific Life”) and Pacific Life and Annuity Company (“PL&A”), and they believe the Portfolios provide a broad range of investment options for contract holders of Pacific Life and PL&A. The Trustees further noted that the offering of the Portfolios as the investment options assisted in distinguishing these variable products in the marketplace. The Trustees considered that they had received reports indicating that these variable products are well designed and competitive.

Portfolio Management – PLFA and the Portfolio Managers. The Trustees considered various materials relating to PLFA, including PAM, and the Portfolio Managers, including copies of each existing Advisory Agreement and Portfolio Management Agreement; copies of the Form ADV for PLFA and each Portfolio Manager; financial information relating to each Portfolio Manager; and other information deemed relevant to the Trustees’ evaluation of each Portfolio Manager, including qualitative assessments from senior management of PLFA.

The Trustees considered the benefits to shareholders of retaining PLFA and each Portfolio Manager and continuing the Advisory Agreement and Portfolio Management Agreements particularly in light of the nature, extent, and quality of the services that have been provided by PLFA and the Portfolio Managers. The Trustees considered the quality of the management services which have benefited and should continue to benefit the Portfolios and their shareholders, the organizational depth and resources of PLFA and the Portfolio Managers, including the background and experience of PLFA and each of the Portfolio Manager’s management and the expertise of PLFA and each Portfolio Manager’s portfolio management team, as well as the investment methodology used by PLFA and the Portfolio Manager. The Trustees also considered that the CCO had in place a systematic process for periodically reviewing PLFA’s and each Portfolio Manager’s written compliance policies and procedures, including the assessment of PLFA’s and each Portfolio Manager’s compliance program as required under Rule 38a-1 of the 1940 Act and PLFA’s and each Portfolio Manager’s code of ethics. The Trustees also considered that PLFA and each Portfolio Manager agreed to cooperate with the CCO in reviewing its compliance operations.

In making their assessments, the Trustees considered that PLFA has historically exercised diligence in monitoring the performance of the Portfolio Managers and PAM, and has recommended and taken measures to attempt to remedy relative underperformance by a Portfolio when PLFA and the Trustees believed it to be appropriate.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PLFA and the Portfolio Managers.

2. Investment Results

The Trustees considered the investment results of each Portfolio in light of its objective and market conditions over the past year. The Trustees compared each Portfolio’s total returns with both the total returns of appropriate groups of peer funds, based on information provided by PLFA using data from independent sources and with one or more relevant benchmark indices. The Independent Trustees also considered information provided by the Independent Consultant who provided a presentation and analysis to the Trustees regarding peer group performance utilizing data from independent sources. The information provided to the Trustees included each Portfolio’s performance record for the prior five calendar years and three-month, year-to-date, one-, three-, five- and ten-year or since inception periods, as applicable. In reviewing the performance data drawn from independent sources, as well as the performance of the respective benchmark indices, the Trustees noted that some Portfolios had outperformed their peer groups over certain periods and/or exceeded their respective benchmark indices while others underperformed their peer groups over certain periods and/or trailed their respective benchmark indices. The Trustees discussed with PLFA the fact that certain periods of underperformance may be transitory while other periods of underperformance may be reflective of broader issues which may warrant consideration of corrective action. The Trustees discussed these Portfolios with representatives of PLFA, including an assessment of the approach used by the Portfolio Managers as well as oversight and monitoring by PLFA as the investment adviser, to gain an understanding of underperformance and to assess whether any actions would be appropriate.

The Trustees also reviewed the monitoring of the Portfolio Managers’ (including PAM’s) investment results by PLFA, including PLFA’s historical practice of recommending to the Trustees the use of a new manager if performance lagged and could not be improved within a reasonable timeframe. In this regard, the Trustees considered that PLFA had indicated to the Trustees that it intended to recommend a change in Portfolio Manager for the Short Duration Bond and the Long/Short Large-Cap Portfolios in the near future. The Trustees noted that many of the best independent investment advisers consistently compete to be considered to provide portfolio management services for the Portfolios. Generally, the Trustees noted that there continues to be an excellent record of well managed Portfolios that work well in the Portfolio Optimization models, an asset allocation program utilized under many of the variable products for Pacific Life and PL&A, and in the Pacific Dynamix Portfolios, asset allocation portfolios. The Trustees also noted that the Portfolios continue to deliver the investment style as disclosed to shareholders. The Trustees also noted the increasing use by investors of the Portfolio Optimization asset allocation program made available to shareholders by PLFA as well as the Pacific Dynamix Portfolios and the benefits of these asset allocation tools for shareholders generally.

PACIFIC SELECT FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)
(Unaudited)

The Board concluded that PLFA continues to have a strong record of effectively managing a multi-manager fund group designed to give shareholders a reasonable array of choices through which to implement their investment programs. The Board further concluded that PLFA was implementing each Portfolio’s investment objective either directly or through the selection of Portfolio Managers and that PLFA’s record in managing each Portfolio indicates that its continued management as well as the continuation of the respective Portfolio Management Agreements will benefit each Portfolio and its shareholders.

3. Advisory Fees and Total Expense Ratios

The Trustees requested, received and reviewed information from PLFA relating to the advisory fees and the sub-advisory fees and total operating expense ratios for each of the Portfolios. The Independent Trustees also requested and reviewed information from the Independent Consultant along with their analysis of advisory fees and certain other expenses. The Trustees reviewed the advisory fees and total operating expense ratios of each Portfolio and compared such amounts with the average fee and expense levels of other funds in applicable peer fund groups. During their review, the Trustees noted that all of the Portfolios were subject to expense limits agreed to by PLFA. The Trustees also reviewed written materials prepared by PLFA based on peer fund group information retrieved from the independent sources. The Independent Trustees requested and reviewed an analysis provided by the Independent Consultant of the asset-based breakpoint schedule for the Portfolios. The Independent Trustees noted that the breakpoints offer meaningful potential savings to shareholders of many of the Portfolios. The Trustees also considered information from the Portfolio Managers regarding the comparative sub-advisory fees charged under other investment advisory contracts, such as contracts of each Portfolio Manager with other registered investment companies or other types of clients. The Trustees noted that in many cases there were differences in the level of services provided to the Portfolios by the Portfolio Managers and that the level of services provided by these Portfolio Managers on these other accounts were due to the different nature of the accounts or because there were other reasons to support the difference in fees, such as an affiliation between the Portfolio Manager and the account. These differences often explained variations in fee schedules. The Trustees were mindful that, with regard to the sub-advised Portfolios, the fee rates were the result of arms’-length negotiations between PLFA and the Portfolio Managers, and that any sub-advisory fees are paid by PLFA and are not paid directly by a Portfolio. The Trustees observed that certain of the Portfolios’ contractual advisory fees were higher than the average of their respective Morningstar category while others were either lower or approximately equal to these averages.

The Board concluded that the advisory fees and total expenses of each Portfolio were fair and reasonable.

4. Costs, Level of Profits and Economies of Scale

The Trustees reviewed information provided by PLFA and the Portfolio Managers regarding PLFA’s costs of sponsoring the Portfolios and information regarding the profitability of PLFA and the Portfolio Managers.

PLFA and the Portfolio Managers’ Costs and Profitability. The Trustees noted that, based on the data available, PLFA appears to be providing products that are competitively priced with other funds, especially multi-manager funds and ones that support variable annuity and variable life insurance products. The Trustees noted PLFA’s willingness to sponsor new funds that PLFA believed would improve the menu of offerings for contract owners, regardless of the subsidies required by PLFA during a new fund’s start-up phase. Based on information received, the Trustees further noted that Pacific Life’s overall profitability on variable annuity and variable life insurance products, which are supported by the Fund, appeared reasonable at the current time. The Trustees also noted that analysis of the Fund’s profitability to PLFA supported a conclusion that PLFA’s costs and profitability are reasonable, whether considered inclusive or exclusive of distribution costs.

The Trustees also reviewed information provided regarding the structure and manner in which PLFA’s and the Portfolio Managers’ investment professionals were compensated and their respective views of the relationship of such compensation to the attraction and retention of quality personnel. The Trustees considered PLFA’s willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to the Portfolio Managers, the Trustees noted that it was difficult to accurately determine or evaluate the profitability of the Portfolio Management Agreements to the Portfolio Managers because of, among other things, the differences in the types of information provided by the Portfolio Managers, the fact that many Portfolio Managers manage substantial assets other than the Portfolios and, further, that any such assessment would involve assumptions regarding the Portfolio Managers’ expense allocation policies, capital structure, cost of capital, business mix and other factors.

Accordingly, in the case of the Portfolio Managers, the Trustees gave less weight to profitability considerations and did not view that this data was as important as other data given the arms’-length nature of the relationship (for the Portfolios that are sub-advised) between PLFA and such Portfolio Managers with respect to the negotiation of portfolio management fees.

Economies of Scale. The Trustees considered information relating to economies of scale provided by PLFA and the Independent Consultant. The Trustees noted that PLFA consistently had reinvested in the business in the form of improvements in technology and product innovations. The Trustees also considered PLFA’s willingness to reduce its own fees through appropriate waivers, including an expense limitation agreement, whereby PLFA will reimburse the Fund for certain expenses that exceed stated expense caps, and PLFA’s general willingness to share economies of scale.

The Trustees considered that the advisory fee schedules contained breakpoints reducing the rate of the advisory fee as portfolio assets grow for all Portfolios except the Pacific Dynamix Portfolios. The Independent Trustees agreed that the breakpoints appear to be providing for shared economies of scale and potential future economies of scale as the asset levels of a Portfolio increase. The Independent Trustees noted that the Pacific Dynamix Portfolios are funds-of-funds that invest in other Portfolios that have advisory fee schedules containing breakpoints that reduce the total advisory fees paid by shareholders of the Pacific Dynamix Portfolios as assets grow. The Trustees further

PACIFIC SELECT FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)
(Unaudited)

noted that Pacific Life and PL&A had also consistently reinvested in the business with respect to the variable products to which the Fund serves as the underlying investment vehicle.

The Trustees additionally noted that economies of scale were difficult to measure with precision particularly on a Portfolio by Portfolio basis. This analysis was complicated by the additional services and content provided by PLFA and its reinvestment in its ability to provide and expand those services through, for example, continuing investments in technology and shareholder services, as discussed above. The Trustees considered that the Portfolios are well managed, and provide shareholders with a wide choice of premier Portfolio Managers and sophisticated asset allocation services at reasonable fee levels. The Board noted that PLFA had taken steps to ensure that shareholders benefit by negotiating favorable terms with service providers, and to provide certain support services to the Portfolios on an approximate cost basis as opposed to an asset-based charge.

The Board determined that PLFA is sharing economies of scale given its commitment to competitive total expenses of the Portfolios, and its consistent reinvestment in the business in the form of improvements in technology, product innovations and customer service. The Board concluded that the Portfolios’ cost structures were reasonable and that overall profitability appeared reasonable at the current time. The Board further concluded that PLFA was sharing economies of scale with each Portfolio and its shareholders to their benefit.

5. Ancillary Benefits

The Trustees requested and received from PLFA and the Portfolio Managers information concerning other benefits received by PLFA, the Portfolio Managers, and their affiliates as a result of their respective relationship with the Portfolios, including various service arrangements with PLFA affiliates and reimbursement at an approximate cost basis for support services in the case of PLFA, as well as commissions paid to broker-dealers affiliated with certain Portfolio Managers and the use of soft-dollars by certain of the Portfolio Managers. The Trustees also considered information concerning other significant economic relations between the Portfolio Managers and their affiliates and with PLFA and its affiliates and noted PLFA’s processes and procedures to identify and disclose such relationships to the Board. The Trustees also considered information provided to them as to how conflicts of interest that may arise from these relationships are managed.

The Board concluded that such benefits were consistent with those generally derived by investment advisers to mutual funds or were otherwise not unusual.

6. Conclusion

Based on their review, including their consideration of each of the factors referred to above, and assisted by the advice of the Independent Consultant and independent counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the Advisory Agreement and each applicable Portfolio Management Agreement are fair and reasonable with respect to each Portfolio and its shareholders, and that the renewal of the Advisory Agreement and each applicable Portfolio Management Agreement would be in the best interests of the Portfolios and their shareholders. No single factor was determinative of the Board’s decision to approve the Advisory Agreement and each applicable Portfolio Management Agreement, but rather the Board based its determination on the total mix of information available to it.

Other Portfolio Management Agreement Approval

In addition to considering the existing Portfolio Management Agreements during the period, the Board considered and approved a change with respect to the International Value Portfolio. Under the 1940 Act, a change in a Portfolio Manager, a change in the compensation paid to a Portfolio Manager, or an assignment of any Portfolio Management Agreement requires shareholder approval of a new Portfolio Management Agreement. However, under an exemptive order issued to Pacific Life Insurance Company and the Fund by the Securities and Exchange Commission (“SEC”) on October 13, 1999 and relied upon by PLFA, in accordance with the terms of the exemptive order, PLFA can hire, terminate and replace, as applicable, Portfolio Managers and enter into new Portfolio Management Agreements (except, as a general matter, Portfolio Managers affiliated with PLFA) without shareholder approval.

International Value Portfolio Management Agreement Approval

At an in-person meeting on September 14-15, 2010, the Board, including all of the Independent Trustees, approved, effective no later than January 1, 2011, a new Portfolio Management Agreement with J.P. Morgan Investment Management, Inc. (“J.P. Morgan”) with respect to the International Value Portfolio (the “J.P. Morgan Portfolio Management Agreement”), and appointed J.P. Morgan as the new Portfolio Manager for this Portfolio. In connection with this matter, also at the September 14-15, 2010 meeting, the Board terminated the Portfolio Management Agreement for the Portfolio with the prior portfolio manager upon the effectiveness of the J.P. Morgan Portfolio Management Agreement. J.P. Morgan’s appointment as Portfolio Manager was made in accordance with the exemptive order issued by the SEC with regard to the Fund and does not require shareholder approval.

In evaluating the J.P. Morgan Portfolio Management Agreement, the Board, including the Independent Trustees, considered the factors described below. Additionally, the Board considered the various screening processes that PLFA utilizes in identifying a proposed new portfolio manager, including screening for qualified firms through the use of quantitative data and information gathered from independent third-party databases, as well as the of due diligence conducted by PLFA on the investment resources and personnel of a portfolio manager and an assessment of the investment strategies used by a portfolio manager. In addition, the Board reviewed the specific criteria and information evaluated by PLFA during the selection process of J.P. Morgan, including information about other firms considered by PLFA, and PLFA’s analysis in reaching its conclusion to recommend J.P. Morgan as the new portfolio manager.

PACIFIC SELECT FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)
(Unaudited)

In evaluating the J.P. Morgan Portfolio Management Agreement, the Board, including the Independent Trustees, considered the following factors, among others:

1. Nature, Extent and Quality of Services to be Provided

The Trustees considered the benefits to shareholders of retaining J.P. Morgan as the Portfolio Manager, particularly in light of the nature, extent, and quality of the services expected to be provided by J.P. Morgan. In this regard, the Trustees considered various materials relating to the proposed Portfolio Manager, including copies of the proposed J.P. Morgan Portfolio Management Agreement; copies of the Form ADV for J.P. Morgan; financial information relating to J.P. Morgan; and other information deemed relevant to the Trustees’ evaluation of J.P. Morgan, including qualitative assessments from senior management of PLFA.

The Trustees considered that under the J.P. Morgan Portfolio Management Agreement, J.P. Morgan would be responsible for providing the investment management services for the Portfolio’s assets, including investment research, advice and supervision and determining which securities would be purchased or sold by the Portfolio. The Trustees considered the quality of the management services expected to be provided to the International Value Portfolio over both the short- and long-term, the organizational depth and resources of J.P. Morgan, including the background and experience of J.P. Morgan’s management and the expertise of the portfolio management team, as well as the investment strategies, processes and philosophy to be used for the investment strategy.

In addition, the Trustees considered that they had previously reviewed and approved J.P. Morgan’s written compliance policies and procedures and that the Fund’s CCO previously provided an assessment of J.P. Morgan’s compliance program as required under Rule 38a-1 of the 1940 Act and its code of ethics.

In making these assessments, the Trustees took note of the extensive due diligence PLFA conducted on J.P. Morgan and were aided by the assessments and recommendations of PLFA and the in-person presentation and materials provided by J.P. Morgan. The Trustees considered PLFA’s efforts and process to search for and screen advisory firms that are qualified to manage an international value portfolio, and the identification by PLFA of J.P. Morgan to serve as Portfolio Manager with regard to the day-to-day investment activities of the International Value Portfolio. In this regard, the Trustees considered that the search criteria employed by PLFA included identification of a firm with sufficient size, market presence and resources to properly manage the Portfolio, the ability to manage a large pool of assets given the size of the Portfolio, competitive peer ranking, manager tenure and competitive sub-advisory fees. The Trustees also considered that PLFA has historically exercised diligence in monitoring the performance of the portfolio managers, and has recommended and taken measures to attempt to remedy relative underperformance by a Portfolio when PLFA and the Board believed appropriate. The Board concluded it was satisfied with the nature, extent and quality of the investment management services anticipated to be provided to the International Value Portfolio by J.P. Morgan under the J.P. Morgan Portfolio Management Agreement.

2. Performance

The Trustees considered information about the historical performance of a mutual fund investment company (the “Comparable Portfolio”) and a composite of investment portfolios and accounts (including the Comparable Portfolio) advised by the same J.P. Morgan portfolio management team that would manage the International Value Portfolio (together with the Comparable Portfolio, the “Comparable Performance”). The Trustees considered the Comparable Performance against a pertinent benchmark for the one-, three- and six-month periods as of June 30, 2010 as well as the one-, three- and five-year and since inception periods as of June 30, 2010. For the Comparable Fund performance, the Trustees considered the year-to-date, one-, three-, and five-year periods as of June 30, 2010 against its Morningstar peer group and considered the annual performance returns against its Morningstar peer group for the previous seven calendar years. The Trustees also considered the need for J.P. Morgan to adhere to the Portfolio’s general investment mandate in order to function appropriately as an investment option for the Portfolio Optimization Models. The Board determined that J.P. Morgan’s performance record was acceptable.

3. Advisory and Portfolio Management Fees

The Trustees considered information regarding the comparative advisory fees charged under investment advisory fee contracts with regard to a mutual fund and other investment accounts (“Accounts”) with substantially similar investment strategies. The Trustees noted that the fees to be paid to J.P. Morgan for the management of the International Value Portfolio were different from the fees charged to other Accounts or that there were differences in the levels of services provided by J.P. Morgan to the other Accounts and that these differences were due to the nature of the Accounts or an affiliation between J.P. Morgan and the Accounts. These differences often explained the variations in fee schedules. The Trustees noted that the fee rates were the result of arms’-length negotiations between PLFA and J.P. Morgan, and that the International Value Portfolio’s sub-advisory management fees are paid by PLFA and are not paid directly by the Portfolio. The Trustees also considered that the proposed sub-advisory management fee rate payable to J.P. Morgan under the J.P. Morgan Portfolio Management Agreement contains breakpoints and is the same as the sub-advisory fee rate paid to the current portfolio manager. The Trustees considered that the advisory fee schedule would remain unchanged from the current fee schedule for the Portfolio. Additionally, the Trustees considered that there are certain costs associated with a manager change, but that the advisory fee rates and ongoing operating expenses paid by shareholders were not expected to increase as a result of this portfolio manager change. The Board concluded that the compensation payable under the J.P. Morgan Portfolio Management Agreement is fair and reasonable.

4. Costs, Level of Profits and Economies of Scale

The Trustees reviewed information regarding the estimated costs to J.P. Morgan of managing the International Value Portfolio and the projected profitability of the J.P. Morgan Portfolio Management Agreement to J.P. Morgan to the extent practicable based on the financial information provided by J.P. Morgan. This information is only estimated because there is no actual operating history for J.P. Morgan as the Portfolio Manager of the International Value Portfolio. The Trustees gave less weight to projected profitability considerations and did not view this information to be as important as other information provided in connection with this matter, given the arms’-length nature of the

PACIFIC SELECT FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENTS (Continued)
(Unaudited)

relationship between PLFA and J.P. Morgan with respect to the negotiation of sub-advisory fees, the fact that such fees are paid by PLFA and the fact that they are projections. The Board concluded that the International Value Portfolio’s fee structure reflected in the J.P. Morgan Portfolio Management Agreement with respect to the International Value Portfolio is fair and reasonable.

5. Ancillary Benefits

The Trustees received information from PLFA concerning other benefits that may be received by J.P. Morgan and its affiliates as a result of their relationship with the International Value Portfolio, including commissions that may be paid to broker-dealers affiliated with the Portfolio Manager and the anticipated use of soft dollars by the Portfolio Manager. In this regard, the Trustees noted that J.P. Morgan represented that it does not anticipate utilizing an affiliated broker-dealer for trades but that it may use soft dollar credits generated by Portfolio commissions to pay for research services, provided that the commission paid is reasonable in relation to the value of the brokerage and research services provided. The Trustees considered potential benefits to be derived by J.P. Morgan from its relationship with the International Value Portfolio and that such benefits were consistent with those generally derived by sub-advisers to mutual funds or were otherwise not unusual.

6. Conclusion

Based on its review, including the consideration of each of the factors referred to above, the Board found that: (i) the compensation payable under the J.P. Morgan Portfolio Management Agreement is fair and reasonable; and (ii) the J.P. Morgan Portfolio Management Agreement is in the best interests of the International Value Portfolio and its shareholders. No single fact was determinative of the Board’s findings, but rather the Trustees based their determination on the total mix of information available to them.

PACIFIC SELECT FUND
SPECIAL MEETINGS OF SHAREHOLDERS
(Unaudited)

In accordance with Rule 30e-1(b), under the Investment Company Act of 1940, Pacific Select Fund (the “Fund”) is required to furnish certain information regarding any matters submitted to a vote of the Fund’s shareholders during the period covered by this report.

Shareholders of record on July 23, 2010 representing 8,955,145 shares of the Equity Portfolio and 17,757,441 shares of the Multi-Strategy Portfolio were notified that a Special Meeting of Shareholders would be held for each portfolio at the offices of the Fund on October 5, 2010. 100.00% of the outstanding shares of each Portfolio were voted at their respective meetings. A brief description of the matters voted upon as well as the voting results of the aforementioned meetings are outlined as follows:

Proposal for the Equity Portfolio:

To approve the Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the Equity Portfolio by the Main Street Core Portfolio in exchange for shares of the Main Street Core Portfolio.

							Total
							Outstanding
	Votes For		Votes Against		Abstentions		Shares
Portfolio	Number	Percent*	Number	Percent*	Number	Percent*	Number

Equity	7,948,732	88.76%	235,591	2.63%	770,822	8.61%	8,955,145

Proposal for the Multi-Strategy Portfolio:

To approve the Plan of Reorganization providing for the acquisition of all of the assets and liabilities attributable to the equity portion of the Multi-Strategy Portfolio by the Main Street Core Portfolio in exchange for shares of the Main Street Core Portfolio and all of the assets and liabilities attributable to the fixed income portion of the Multi-Strategy Portfolio by the Managed Bond Portfolio in exchange for shares of the Managed Bond Portfolio.

							Total
							Outstanding
	Votes For		Votes Against		Abstentions		Shares
Portfolio	Number	Percent*	Number	Percent*	Number	Percent*	Number

Multi-Strategy	15,749,080	88.69%	596,367	3.36%	1,411,994	7.95%	17,757,441

* Based on total shares outstanding as of the record date, July 23, 2010

PACIFIC SELECT FUND
WHERE TO GO FOR MORE INFORMATION
(Unaudited)

Availability of Quarterly Holdings

The Fund files Form N-Q (complete schedules of portfolio holdings) with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year not later than 60 days after the close of the applicable quarter end. The Fund’s Form N-Q, (when required) is filed pursuant to applicable regulations and is available after filing (i) on the SEC’s Web site at http://www.sec.gov; (ii) for review and copying at the SEC’s Public Reference Room in Washington, D.C. (Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330); and (iii) on the Fund’s Webpage at http://www.PacificLife.com. The SEC may charge you a fee for this information.

Availability of Proxy Voting Record

By August 31 of each year, the Fund files information regarding how the Fund’s managers voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30. Such information is available after filing on the Fund’s Website and on the SEC’s Website noted below.

Information Relating to Investments Held by the Fund

For complete descriptions of the various securities and other instruments held by the Fund and their risks, please see the Fund’s prospectus and Statement of Additional Information (“SAI”). For a description of bond ratings, see the Fund’s SAI. The prospectus and SAI are available as noted below.

Availability of Proxy Voting Policies

A description of the Proxy Voting Policies and Procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is described in the Fund’s SAI.

Availability of a Complete Schedule of Investments

The Fund’s annual and semi-annual reports may contain a summary schedule of investments (“SOI”) for certain portfolios. A complete schedule for each summary SOI presented is available as noted below.

How to obtain Information

The Fund’s prospectus, SAI (including Proxy Voting Policies), the PD Underlying Portfolios annual report, and complete Schedules of Investments are available:

•	On the Fund’s website at http://www.PacificLife.com

•	On the SEC’s website at http://www.sec.gov

•	Upon request, without charge by calling the applicable toll-free numbers below:

Pacific Life’s Annuity Contract Owners: 1-800-722-4448

Pacific Life’s Annuity Registered Representative: 1-800-722-2333

Pacific Life Insurance Policy Owners: 1-800-800-7681

PL&A’s Annuity Contract Owners: 1-800-748-6907

PL&A’s Life Insurance Policy Owners: 1-888-595-6997

7 a.m. through 5 p.m. Pacific Time

Pacific Life Insurance Company/
Pacific Life & Annuity Company
Mailing Address:
P.O. Box 2378
Omaha, Nebraska 68103-2378

Annual Report
as of December 31, 2010

•	Pacific Select Fund

Form Nos.	15-20951-13 1331-11A

PD Underlying Funds
Annual Report
As of December 31, 2010

TABLE OF CONTENTS

PACIFIC SELECT FUND

Performance Discussion	A-1
Schedules of Investments	B-1
Financial Statements:
Statements of Assets and Liabilities	C-1
Statements of Operations	C-3
Statements of Changes in Net Assets	C-5
Financial Highlights	C-7
Notes to Financial Statements	D-1
Report of Independent Registered Public Accounting Firm	E-1
Disclosure of Fund Expenses	F-1
Trustees and Officers Information	F-2
Where to Go for More Information	F-6

PACIFIC SELECT FUND PERFORMANCE DISCUSSION
     This annual report for Pacific Select Fund (“Fund”) is provided for the general information of investors with beneficial interests in the Fund as it relates specifically to the underlying portfolios (“PD Underlying Portfolios”) of the three Pacific Dynamix — Conservative Growth, Pacific Dynamix — Moderate Growth and Pacific Dynamix — Growth Portfolios (the “Pacific Dynamix Portfolios”). The PD Underlying Portfolios and their portfolio managers are referenced in the table below. Additionally, this report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Fund prospectus which contains information about the Fund and each of its portfolios, including their investment objectives, risks, charges and expenses. You should read the prospectus carefully before investing. There is no assurance that a portfolio will achieve its investment objective. Each portfolio is subject to market risk. The value of a portfolio changes as its asset values go up or down. The value of a portfolio’s shares will fluctuate, and when redeemed, may be worth more or less than their original cost. The total return for each PD Underlying Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. Past performance is not predictive of future performance. This report shows you the performance of the Fund’s PD Underlying Portfolios compared to benchmark indices. Index performance is provided for illustrative and comparative purposes only and does not predict or depict the performance of the PD Underlying Portfolios. Indices are unmanaged, do not incur transaction costs and cannot be purchased directly by investors. Index returns include reinvested dividends.
     PLFA supervises the management of the PD Underlying Portfolios of the Fund (subject to the review of the Fund’s Board) and directly manages the three Pacific Dynamix Portfolios. PLFA has written the general market conditions commentary which expresses PLFA’s opinions and views on how the market generally performed as of December 31, 2010. PLFA also supervises the management of other portfolios; however, this report pertains to the PD Underlying Portfolios of the Pacific Dynamix Portfolios.
     PLFA has retained the firms as indicated in the table below to serve as portfolio managers for the PD Underlying Portfolios under its supervision. Each of these portfolio managers has written a separate commentary specific to the PD Underlying Portfolios they manage and as such, is based on their opinions of how their PD Underlying Portfolio(s) performed during the year. The views expressed in the commentaries reflect those of the portfolio managers as of December 31, 2010.
     All views are subject to change at any time based upon market or other conditions, and the Fund, its adviser and the portfolio managers disclaim any responsibility to update such views. Any references to “we,” “I,” or “ours” are references to the portfolio manager or adviser, as applicable. The adviser and portfolio managers may include statements that constitute “forward-looking statements” under the United States (U.S.) securities laws. Forward-looking statements include information concerning possible or assumed future results of the Fund’s investment operations, asset levels, earnings, expenses, industry or market conditions, regulatory developments and other aspects of the Fund’s operations or general economic conditions. In addition, when used in this report, words such as “believes,” “expects,”“anticipates,” “intends,” “plans,” “estimates,” “projects” and future or conditional verbs such as “will,” “may,” “could,” “should” and “would,” or any other statement that necessarily depends on future events, are intended to identify forward-looking statements. Forward-looking statements are not guarantees of performance or economic results. They involve risks, uncertainties and assumptions. Although such statements are based on expectations that the adviser or a portfolio manager believes to be reasonable, actual results may differ materially from expectations. Investors must not rely on any forward-looking statements.
     In connection with any forward-looking statements and any investment in the Fund, investors should carefully consider the investment objectives, policies and risks described in the Fund’s current Prospectus, as supplemented, and the Statement of Additional Information, as supplemented. The PD Underlying Portfolios and their portfolio managers as of December 31, 2010, are listed below:

PD Underlying Portfolio	Portfolio Manager

PD Aggregate Bond Index PD High Yield Bond Market (formerly called PD High Yield Bond Index)	SSgA Funds Management, Inc. (SSgA FM)

PD Large-Cap Growth Index PD Large-Cap Value Index PD Small-Cap Growth Index PD Small-Cap Value Index	BlackRock Investment Management, LLC (BlackRock)

PD International Large-Cap PD Emerging Markets	Dimensional Fund Advisors LP (DFA)

Market Conditions (for the twelve months ended December 31, 2010)
Executive Summary
     After a robust market recovery in 2009, the United States (U.S.) financial market finished 2010 with additional gains, overcoming several obstacles in the first half of 2010. Wall Street ended the year on a positive note as it left catastrophic worries in the past. Although most market participants generally rejected the idea of a complete financial meltdown, the overall U.S. economy was partially held back by an uneven recovery progress. Further, U.S. markets endured adverse events such as the Deepwater Horizon oil spill in late April and the “Flash Crash” that jolted the equity market with a significant but temporary loss on May 6, 2010. Nonetheless, the domestic market displayed some resiliency despite multiple challenges.
     Throughout 2010, particularly over the first half of the year, both businesses and consumers dealt with uncertainty. While there were some positive developments, some of them came with costs that contributed to the stagnant recovery. For instance, many U.S. firms reported improving profit margins throughout 2010. However, cost cutting efforts, including staff layoffs, contributed to this positive outcome but also added to the dismal job environment. The unemployment rate in the U.S. hovered in the mid-to-upper nine percent range without any solid evidence of a declining trend. Job creation remained low due partly from an overly conservative lending standard as well as a blurred outlook on the economy.
See explanation of benchmark definitions on page A-8

A-1

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
     Some of the imbalances were evident between larger corporations and small businesses. According to the Bureau of Labor Statistics, smaller firms (those with less than 500 employees) are responsible for creating nearly two-thirds of new jobs. Although the Federal Reserve (Fed) supplied financial institutions with plenty of liquidity, banks have been slow to relax their lending standards. While larger corporations with strong balance sheets have been able to access credit, small firms have generally indicated that borrowing conditions remained tight (Duke/CFO Magazine Global Business Outlook Survey — December 2010). With limited access to capital, small businesses lacked the ability to finance their expansion and hire new employees.
     Nevertheless, overall optimism and confidence in the U.S. improved in 2010, albeit at a modest and unclear pace. Similar to the U.S. economy, the global economy also had its balance of benefits and challenges. On one hand, emerging markets quickly bounced back as several key developing economies sidestepped some of the difficulties that developed countries faced in 2010. However, sovereign debt problems in Europe caused some havoc in the region.
     The following sections highlight how specific segments of the financial market responded to the events that unfolded over the year.
Fixed Income
     For the 2010 calendar year, the Barclays Capital U.S. Aggregate Bond Index gained 6.54%. From a risk tolerance perspective, issues with lower credit ratings outperformed those of higher quality. Excluding the second quarter of 2010, high yield debt led the fixed income market throughout the year. The market experienced a temporary flight-to-safety (shift toward U.S. Treasuries) over the second quarter as sovereign debt problems began to surface and uncertainty heightened. However, the Fed’s unprecedented support to keep interest rates low and spur economic growth led markets to look beyond the tribulations. Such support from government regulators helped some corporations improve their financial stability.
     Strong corporate balance sheets and an improving outlook led to a substantial spread compression, which was evident in the narrowing difference between corporate and Treasury yields. The growing confidence displayed by the bond market continued to benefit the corporate sectors. Consistent with the financial market’s increasing risk appetite, the Barclays Capital U.S. Corporate High-Yield Index gained 15.12% compared to a 9.00% rise for the Barclays Capital U.S. Corporate Investment Grade Index during the reporting period.
     U.S. Treasuries generally lagged behind the corporate sector with the Barclays Capital U.S. Treasury Index and the Barclays Capital U.S. Treasury Inflation-Protected Securities Index gaining 5.87% and 6.31%, respectively. While inflation has been relatively tame in recent years, the potential for an accelerated inflation that could be fueled by the extensive liquidity from the Fed, surging commodity prices, and an improving economy has developed an increased interest to hedge inflation.
     The securitized credit market continued to remain relatively weak throughout 2010. Issuance for asset-backed securities (ABS) and mortgage-related products continued to decelerate in 2010 and remained much lower than peak levels seen prior to the recent credit crisis. The Barclays Capital U.S. Mortgage-Backed Securities Index returned 5.37%, as the U.S. housing market continued to remain stagnant but appeared to have bottomed in 2010. Similar to the general economy, the commercial real estate market was bifurcated by credit quality. While relatively high delinquency rates have kept commercial real estate lending on the sideline, capital has been accessible to low-risk, high quality properties.
     Short-term credit returns barely budged in 2010 as the Fed held the Federal Funds (fed funds) rate near zero percent for approximately two years. Additionally, the low interest rate environment encouraged companies to shift toward fixed and long-term borrowing to lock in the low rates. Low cash yields and the Fed’s ongoing message of maintaining “exceptionally low levels for the fed funds rate for an extended period” had kept the short end of the yield curve relatively flat throughout 2010.
Domestic Equity
     After a fickle period over the first half of 2010, the domestic stock market trended higher throughout the latter half. The U.S. equity market displayed some caution over the first half of the year as market participants were presented with a mixed range of data. After some indications of positive activity in employment and consumer spending at the start of the year, renewed concerns were sparked by debt troubles in Europe, expiring stimulus programs, and financial regulatory reform during the middle of the year. Nevertheless, the U.S. equity market rallied in the latter half of 2010 with extended monetary and fiscal support from the Fed’s second round of quantitative easing (QE2) and President Obama’s push to extend Bush-era tax cuts. The S&P 500 Index finished 15.06% higher in 2010 with the riskier styles (e.g. higher beta stocks) leading the charge.
     In terms of market capitalization tiers, small-capitalization stocks outperformed those of large-capitalization stocks. The Russell 2000 Index (a benchmark for small-capitalization stocks) surged 26.85% in 2010, whereas the Russell 1000 Index (a benchmark for large-capitalization stocks) rose 16.10% for the reporting period. Since larger corporations tend to have a wider global presence, they may have been affected by the distress in Europe.
     With respect to style, the higher tolerance for risk in the latter half of the year may have helped growth stocks outpace their respective value counterparts. The risk-taking sentiment was also reflected in the performances of the sector classifications. Market participants continued to shift toward cyclical sectors (e.g. consumer discretionary, industrials, materials and energy) that tend to have a high correlation to the overall economy. Defensive sectors (e.g. health care and utilities) that generally are less volatile during economic downturns lagged behind the overall market in 2010.
     The real estate investment trust (REIT) market also continued to deliver solid returns throughout 2010. Market participants had previously expected significant declines in commercial property values but began to demonstrate less pessimism as the year progressed. This less gloomy outlook helped lift the Financial Times Stock Exchange National Association of Real Estate Investment Trust (FSTE NAREIT) Equity REITs Index 27.96% higher in 2010. Apartment and residential REITs represented the top performing real estate segments, which may have been a result of the continued lackluster residential housing sales and an increased demand for rental property. On the other hand, office REITs were among the weakest performing properties. The lack of employment growth kept office vacancy rates relatively high, thereby delaying the stabilization of office properties.
See explanation of benchmark definitions on page A-8

A-2

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
International Equity
     The developed international equity market trailed the U.S. stock market, as the Morgan Stanley Capital International (MSCI) Europe, Australasia, and Far East (EAFE) Index modestly gained 7.75% for the year. Similar to the U.S. equity market, international small-capitalization stocks outperformed large-capitalization stocks and growth styles outshined value counterparts in 2010. Furthermore, emerging markets surpassed developed markets with the MSCI Emerging Markets Index rising 18.88% for the year.
     Although the sovereign debt problems have been concentrated in several peripheral European countries (i.e. Portugal, Ireland, Italy, Greece and Spain), the interconnectivity of the European Union’s financial system caused another series of contagion fears throughout the region. Despite this setback in Europe, certain developed countries have shown some resiliency, particularly due to the strong and sustained growth in developing economies such as China and India.
     The International Monetary Fund (IMF) estimates that China and India grew approximately 10% in 2010 (International Monetary Fund: World Economic Outlook — October 2010). The intergovernmental organization also indicated that exporters of commodities (e.g. Australia and New Zealand) and capital goods (e.g. Germany and Japan) have benefited from the growth in these emerging countries. The strong growth in several developing economies brought great interest to these regions as well as to developed countries and corporations that benefited from the rise.
Concluding Remarks
     The IMF projects world growth to slightly decelerate to 4.2% in 2011 from 4.8% in 2010. Much of this growth is anticipated to stem from the continued growth in developing Asian countries (i.e. China and India). Although government stimulus programs (i.e. infrastructure projects) and exports significantly contributed to China’s economic growth, the country has shown some evidence of increased private sector activity and consumer spending. However, this had been mainly a result of an increase in homeownership, which led to a heated property market. The Chinese government has taken measures to cool down its real estate market, which is expected to slightly moderate growth in 2011. Nevertheless, the IMF anticipates China to grow 9.6% in 2011 by continuing to foster domestic demand (e.g. retail sales) instead of primarily relying on government spending and exports.
     In the U.S., the pace of the economic recovery has been plagued by high unemployment and stringent lending standards. Nonetheless, the U.S. economy is currently expected to gradually improve. According to a Fed survey, real gross domestic product (GDP) is forecasted to range between 2.5-3.0% from 2011 to 2013 (Federal Reserve Bank of Philadelphia: Survey of Professional Forecasters — Fourth Quarter 2010). Additionally, the survey anticipates employment to slightly recover over the next three years but does not expect the unemployment rate to drop below 9% until 2012. The general outlook appears to be that of a continued progress without major drawbacks. Regardless, it should be disclosed that the above forecasts only serve as a general guideline and may change as new events develop. Government regulators have provided unprecedented support to revive the U.S. economy back to normalcy. Although results have thus far been unbalanced, the overall sentiment and conditions continue to modestly but steadily improve.
PD Aggregate Bond Index Portfolio (managed by SSgA Funds Management, Inc.)
Q. How did the portfolio perform over the year ended December 31, 2010?
A. For the year ended December 31, 2010, the PD Aggregate Bond Index Portfolio returned 6.23%, compared to a 6.54% return for its benchmark, the Barclays Capital U.S. Aggregate Bond Index. The portfolio seeks to replicate as closely as possible, before expenses, the total return of the Barclays Capital U.S. Aggregate Bond Index.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The difference in returns resulted from sampling error as the size of the portfolio provided a practical limit on the number of holdings possible relative to its broad-based benchmark index. The portfolio seeks to match, as closely as possible, the return of the benchmark utilizing a stratified sampling technique to match major index characteristics such as duration, issuer market weight, credit quality and industry. During the reporting period, returns were strong, reflecting the nine positive months for the benchmark, a streak that broke in November. The Treasury sector increased with long
See explanation of benchmark definitions on page A-8

A-3

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Treasuries doing especially well for the year. Credit was up during the reporting period, with the financials, industrials and utilities sectors all performing well. Government-related industries—agency mortgage backed securities (MBS) and ABS finished the year with a gain.
     During the reporting period, the conventional wisdom of the marketplace flipped several times. First, a slow and steady recovery story gave way to an inevitable European-led meltdown, which was replaced by a period of concern and then a year-end filled with cautious optimism. For 2011, economic factors look to be pointing back toward the slow and steady recovery scenario. Developing markets led the world economy in growth in 2010 and the traction there continues, so much so that the concerns for 2011 now shift to how those emerging economies can contain inflationary pressures. For the U.S. and Europe, we at SSgA FM believe labor markets are slowly improving, businesses are flush with cash, monetary policy continues to be accommodative and the main concerns appear to be the unknown size of the cuts to government-sector sending. At present, our expectation is for continued gradual healing in the U.S as well as global economies as we move into 2011.
     The portfolio does not over or underweight sectors or securities in an effort to add value above its benchmark. There is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor bond market performance.
PD High Yield Bond Market Portfolio (managed by SSgA Funds Management, Inc.)
Q. How did the portfolio perform over the year ended December 31, 2010?
A. For the year ended December 31, 2010, the PD High Yield Bond Market Portfolio returned 13.05% , compared to a 14.94% return for its benchmark, the Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index. The portfolio seeks to replicate as closely as possible, before expenses, the total return of the Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The difference in returns resulted from sampling error as the size of the portfolio provided a practical limit on the number of holdings possible relative to its broad-based benchmark index. The small scale of the portfolio presented challenges in trading and diversifying the portfolio due to practical limitations on the number of holdings possible. The portfolio seeks to deliver a risk-controlled exposure to the broad U.S. high yield market. The objective is to replicate, as closely as possible, the return of the benchmark utilizing a stratified sampling technique to match major index characteristics such as duration, issuer market weight, credit quality and industry. In 2010, the overall Barclays Capital High Yield Corporate Index rose 14.55% for the full year. Lower yielding bonds performed best, illustrating an interest in capturing yield in a sector with improving credit fundamentals. Within the benchmark, the Caa sector and the B ratings sector saw an increase and Ba advanced as well. In the Ba sector, investment grade managers played crossover names (securities that have moved between high yield and investment grade credit ratings) in a quest for additional yield.
     For the year, the top five sectors by total return in high yield were the life insurance sector, the property and casualty insurance sector, the banking sector, the non-captive finance sector, and the gaming sector.
     Issuance in the year was another record breaking number, up almost $100 billion over the prior year to close the year at roughly $289 billion. The market was quite receptive to increased issuance, which was driven by the refinancing of near-term maturities to move out the maturity wall, and we at SSgA FM expect 2011 to be another strong issuance year. Defaults also shattered records, dropping significantly from the long term average. Looking forward to 2011, we at SSgA Funds Management anticipate that similar conditions will exist with strong corporate balance sheets which should continue to keep the default rate below long-run averages. Mergers and acquisitions (M&A) activity may also increase as companies look to put their stores of cash to work. We are mindful of risks such as the sovereign concerns mentioned above and the potential for reduced growth rates in emerging markets. Overall, however, we continue to be optimistic about high yield in 2011 because of the high levels of cash reserves held by corporations, the slowly improving global economic situation and the ability of firms to refinance near term maturities.
PD Large-Cap Growth Index Portfolio (managed by BlackRock Investment Management, LLC)
Q. How did the portfolio perform over the year ended December 31, 2010?
A. For the year ended December 31, 2010, the PD Large-Cap Growth Index Portfolio returned 16.17%, compared to a 16.71% return for its benchmark, the Russell 1000 Growth Index. The portfolio seeks to replicate as closely as possible, before expenses, the total return of the Russell 1000 Growth Index.
See explanation of benchmark definitions on page A-8

A-4

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The portfolio, in accordance with BlackRock’s passive investment strategy, was positioned to match the risk characteristics of the Russell 1000 Growth Index throughout the reporting period.
     All but one of the sectors contributed positive returns over the period. The consumer discretionary sector was the strongest contributor over the period, followed by the industrials and materials. The utilities sector was the sole negative detractor. Health care and information technology, while positive, contributed the least. Over the reporting period, Netflix, Inc. (consumer discretionary sector) was the top performer while SunPower Corp. (information technology) was the top detractor.
PD Large-Cap Value Index Portfolio (managed by BlackRock Investment Management, LLC)
Q. How did the portfolio perform over the year ended December 31, 2010?
A. For the year ended December 31, 2010, the PD Large-Cap Value Index Portfolio returned 14.89%, compared to a 15.51% return for its benchmark, the Russell 1000 Value Index. The portfolio seeks to replicate as closely as possible, before expenses, the total return of the Russell 1000 Value Index.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The portfolio, in accordance with BlackRock’s passive investment strategy, was positioned to match the risk characteristics of the Russell 1000 Value Index throughout the reporting period. All sectors contributed positive returns over the period. The consumer discretionary sector was the strongest contributor over the period, followed by the energy and the materials sectors. The health care sector, while positive, contributed the least, followed by the utilities and financials sectors. Over the reporting period, MBIA, Inc. (financials sectors) was the top performer while Wilmington Trust Corp. (financials sector) was the top detractor.
PD Small-Cap Growth Index Portfolio (managed by BlackRock Investment Management, LLC)
Q. How did the portfolio perform over the year ended December 31, 2010?
A. For the year ended December 31, 2010, the PD Small-Cap Growth Index Portfolio returned 28.24%, compared to a 29.09% return for its benchmark, the Russell 2000 Growth Index. The portfolio seeks to replicate as closely as possible, before expenses, the total return of the Russell 2000 Growth Index.
See explanation of benchmark definitions on page A-8

A-5

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The portfolio, in accordance with BlackRock’s passive investment strategy, was positioned to match the risk characteristics of the Russell 2000 Growth Index throughout the reporting period. All sectors contributed positive returns over the period. The energy was the strongest contributor over the reporting period, followed by information technology and materials sectors. The utilities sector, while positive, contributed the least, followed by telecommunication services sector and the health care sector. Over the reporting period, Acme Packet, Inc. (information technology sector) was the top performer while Affymax, Inc. (health care sector) was the top detractor.
PD Small-Cap Value Index Portfolio (managed by BlackRock Investment Management, LLC)
Q. How did the portfolio perform over the year ended December 31, 2010?
A. For the year ended December 31, 2010, the PD Small-Cap Value Index Portfolio returned 23.67%, compared to a 24.50% return for its benchmark, the Russell 2000 Value Index. The portfolio seeks to replicate as closely as possible, before expenses, the total return of the Russell 2000 Value Index.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The portfolio, in accordance with BlackRock’s passive investment strategy, was positioned to match the risk characteristics of the Russell 2000 Value Index throughout the reporting period. All sectors contributed positive returns over the reporting period. The materials sector was the strongest contributor over the reporting period, followed by the industrials and consumer discretionary sectors. The telecommunication services, while positive, contributed the least, followed by the consumer staples and utilities sectors. Over the reporting period, Glimcher Realty Trust (financials sectors) was the top performer while First BanCorp, Inc. (financials sector) was the top detractor.
PD International Large-Cap Portfolio (managed by Dimensional Fund Advisors LP)
Q. How did the portfolio perform over the year ended December 31, 2010?
A. For the year ended December 31, 2010, the PD International Large-Cap Portfolio returned 7.61%, compared to a 8.95% return for its benchmark, the MSCI World ex-U.S. Index.
See explanation of benchmark definitions on page A-8

A-6

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The portfolio seeks to capture the returns of companies with large-capitalization equity securities in selected international developed countries. DFA employs a disciplined, quantitative approach, emphasizing broad diversification, but does not attempt to track a specific benchmark. As of December 31, 2010, the portfolio held 740 securities invested in 23 developed countries. With the portfolio’s diversified approach, performance was generally determined by broad structural trends in international equity markets rather than by the behavior of a limited number of securities. In general, smaller-capitalization companies outperformed larger-capitalization companies in 2010. The portfolio had a higher percentage of the largest-capitalization companies than the benchmark, so this allocation negatively impacted the portfolio’s performance relative to the Index. One sector where performance lagged the benchmark was the consumer discretionary sector. Automobile companies make up a significant portion of the sector and generally performed well in 2010. The portfolio had a lower weight than the benchmark in two of the best performing automakers, Volkswagen A.G. and Isuzu Motors Ltd., which accounted for most of the difference in the sector. The portfolio benefitted, however, from larger weights than the benchmark in a handful of energy securities that performed well.
PD Emerging Markets Portfolio (managed by Dimensional Fund Advisors LP)
Q. How did the portfolio perform over the year ended December 31, 2010?
A. For the year ended December 31, 2010, the PD Emerging Markets Portfolio returned 20.04%, compared to a 18.88% return for its benchmark, the MSCI Emerging Markets Index.
Q. Discuss both positive and negative factors that materially affected the portfolio’s performance during the period, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.
A. The portfolio seeks to capture the returns of larger company equity securities in selected emerging market countries. DFA employs a disciplined quantitative approach, emphasizing broad diversification and consistent exposure to large company emerging market equities, but does not attempt to track a specific benchmark. As of December 31, 2010, the portfolio held 288 securities invested in 20 emerging markets countries. With the portfolio’s diversified approach, performance was generally determined by structural trends in emerging country equity markets rather than the behavior of a limited number of securities. Relative to the benchmark, the portfolio’s underexposure to Brazil and China, two of the weaker-performing countries during the one year period, contributed to its relative performance. The portfolio’s composition of securities in the financials sector outperformed those in the benchmark, which also contributed to the portfolio’s relative performance versus the benchmark. Within the materials sector, the portfolio had a
See explanation of benchmark definitions on page A-8

A-7

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)
higher weight than the benchmark in The Pohang Iron and Steel Co. (or Posco) and Cemex S.A.B. de C.V. This composition difference accounted for most of the relative underperformance in the sector versus the benchmark, as both securities lagged during the period.
Benchmark Definitions
Barclays Capital U.S. Aggregate Bond Index covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and corporate mortgage-backed securities sectors. The total return is equal to the change in price plus the coupon return.
Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index is an index that is an issuer-constrained version of the U.S. Corporate High-Yield Index that covers the U.S. dollar-denominated, non-investment grade fixed-rate taxable corporate bond market and limits issuer exposures to a maximum of 2% and redistributes the excess market value index-wide on a prorata basis. The total return is equal to the change in price plus the coupon return.
MSCI Emerging Markets Index is an index typically made up of stocks from approximately 26 emerging market countries. Results include reinvested dividends.
MSCI World ex-U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 27, 2010, the MSCI World ex-U.S. Index will consist of 23 developed market country indices. Results include reinvested dividends.
Russell 1000 Growth Index is an index of large companies that have higher price-to-book ratios and forecasted growth values than the Russell 1000 Value Index. Results include reinvested dividends.
Russell 1000 Value Index measures the performance of the large-capitalization value segment of the U.S. equity universe. It is an index of companies with a less-than average growth orientation. Companies in this index have lower price-to book and price-earnings ratios, higher dividend yields and lower forecasted growth rates than companies in the Russell 1000 Growth Index. Results include reinvested dividends.
Russell 2000 Growth Index measures the performance of the small-capitalization growth segment of the U.S. equity universe. It is an index of approximately 1,200 small companies with higher price-to-book ratios and forecasted growth values than companies in the Russell 2000 Value Index. Results include reinvested dividends.
Russell 2000 Value Index measures the performance of the small-capitalization value segment of the U.S. equity universe. It is an index of companies that have lower price-to-book ratios and lower forecasted growth values than companies in the Russell 2000 Growth Index. Results include reinvested dividends.

A-8

PACIFIC SELECT FUND
PD AGGREGATE BOND INDEX PORTFOLIO
Schedule of Investments
December 31, 2010

	Principal
	Amount	Value
CORPORATE BONDS & NOTES - 21.3%

Consumer Discretionary - 1.6%

AutoZone Inc 4.000% due 11/15/20	$50,000	$47,318
CBS Corp 8.875% due 05/15/19	25,000	31,501
Comcast Cable Communications Holdings Inc 8.375% due 03/15/13	100,000	113,848
Comcast Corp
5.700% due 07/01/19	100,000	109,511
6.950% due 08/15/37	100,000	113,472
Cox Communications Inc 5.450% due 12/15/14	25,000	27,546
Daimler Finance North America LLC 8.500% due 01/18/31	50,000	66,996
DIRECTV Holdings LLC
3.550% due 03/15/15	88,000	89,488
5.200% due 03/15/20	35,000	36,350
Discovery Communications Inc 5.050% due 06/01/20	50,000	52,972
Fortune Brands Inc 3.000% due 06/01/12	50,000	50,767
Johnson Controls Inc 5.000% due 03/30/20	50,000	53,209
Lowe’s Cos Inc 6.875% due 02/15/28	50,000	57,974
McDonald’s Corp
4.875% due 07/15/40	10,000	9,770
5.000% due 02/01/19	100,000	109,543
NBC Universal Inc
3.650% due 04/30/15 ~	100,000	102,671
6.400% due 04/30/40 ~	25,000	26,640
News America Inc
6.400% due 12/15/35	50,000	53,893
6.900% due 03/01/19	50,000	60,000
6.900% due 08/15/39	50,000	57,438
Nordstrom Inc 6.750% due 06/01/14	20,000	22,684
Omnicom Group Inc 4.450% due 08/15/20	50,000	49,021
Princeton University 5.700% due 03/01/39	50,000	53,865
Reed Elsevier Capital Inc 8.625% due 01/15/19	50,000	63,666
Staples Inc 9.750% due 01/15/14	50,000	60,633
Target Corp
6.000% due 01/15/18	100,000	115,942
7.000% due 01/15/38	25,000	30,752
The Home Depot Inc
5.400% due 03/01/16	50,000	56,094
5.875% due 12/16/36	25,000	26,092
The Walt Disney Co 4.500% due 12/15/13	100,000	109,289
Thomson Reuters Corp (Canada)
4.700% due 10/15/19	25,000	26,325
5.850% due 04/15/40	25,000	26,544
Time Warner Cable Inc
5.000% due 02/01/20	100,000	103,101
6.750% due 06/15/39	50,000	55,408
7.500% due 04/01/14	100,000	114,765
Time Warner Inc
3.150% due 07/15/15	100,000	101,708
4.700% due 01/15/21	50,000	51,010
7.700% due 05/01/32	50,000	61,209
TJX Cos Inc 4.200% due 08/15/15	25,000	26,823
Toll Brothers Finance Corp 6.750% due 11/01/19	25,000	26,311
Trustees of Dartmouth College 4.750% due 06/01/19	25,000	27,022
Viacom Inc
5.625% due 09/15/19	25,000	27,825
6.875% due 04/30/36	50,000	57,551
Yum! Brands Inc
4.250% due 09/15/15	25,000	26,408
6.875% due 11/15/37	25,000	28,465

		2,619,420

Consumer Staples - 1.6%

Altria Group Inc
7.750% due 02/06/14	100,000	115,040
9.950% due 11/10/38	50,000	70,664
Anheuser-Busch InBev Worldwide Inc
3.000% due 10/15/12	150,000	154,839
4.125% due 01/15/15	50,000	52,710
6.375% due 01/15/40	50,000	57,468
Bunge Ltd Finance Corp 8.500% due 06/15/19	10,000	11,743
Coca-Cola Refreshments USA Inc 4.250% due 03/01/15	100,000	107,864
CVS Caremark Corp
6.302% due 06/01/37 §	50,000	48,203
6.600% due 03/15/19	25,000	29,319
Diageo Capital PLC (United Kingdom) 7.375% due 01/15/14	100,000	115,892
Dr Pepper Snapple Group Inc 2.350% due 12/21/12	25,000	25,596
General Mills Inc 5.400% due 06/15/40	45,000	45,767
HJ Heinz Finance Co 6.000% due 03/15/12	25,000	26,414
Kellogg Co 7.450% due 04/01/31	25,000	31,421
Kimberly-Clark Corp 7.500% due 11/01/18	50,000	62,745
Kraft Foods Inc
5.375% due 02/10/20	100,000	107,822
6.125% due 02/01/18	100,000	114,396
6.500% due 02/09/40	25,000	28,113
PepsiCo Inc
3.100% due 01/15/15	100,000	104,411
5.000% due 06/01/18	100,000	110,562
Philip Morris International Inc 6.875% due 03/17/14	300,000	345,946
Reynolds American Inc 7.250% due 06/01/13	50,000	55,664
Safeway Inc 3.950% due 08/15/20	60,000	56,929
Sara Lee Corp 6.125% due 11/01/32	25,000	24,997
The Clorox Co 3.550% due 11/01/15	25,000	25,754
The Kroger Co 3.900% due 10/01/15	100,000	105,184
The Procter & Gamble Co
3.500% due 02/15/15	50,000	52,547
5.500% due 02/01/34	50,000	53,576
Unilever Capital Corp 5.900% due 11/15/32	50,000	56,111
Wal-Mart Stores Inc
3.200% due 05/15/14	50,000	52,338
3.250% due 10/25/20	100,000	94,179
6.500% due 08/15/37	150,000	176,830
Walgreen Co 5.250% due 01/15/19	25,000	27,843

		2,548,887

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-63

B-1

PACIFIC SELECT FUND
PD AGGREGATE BOND INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Principal
	Amount	Value
Energy - 2.0%

Anadarko Petroleum Corp
6.375% due 09/15/17	$100,000	$109,080
6.450% due 09/15/36	50,000	50,025
Apache Corp 6.000% due 01/15/37	25,000	27,587
BP Capital Markets PLC (United Kingdom) 3.625% due 05/08/14	150,000	154,746
Buckeye Partners LP 5.500% due 08/15/19	25,000	26,447
Canadian Natural Resources Ltd (Canada) 6.750% due 02/01/39	90,000	107,809
Cenovus Energy Inc (Canada) 5.700% due 10/15/19	50,000	56,799
Chevron Corp 4.950% due 03/03/19	50,000	56,142
ConocoPhillips
4.600% due 01/15/15	100,000	109,095
5.750% due 02/01/19	50,000	57,074
6.500% due 02/01/39	50,000	59,664
Devon Energy Corp 6.300% due 01/15/19	50,000	58,935
Diamond Offshore Drilling Inc 5.700% due 10/15/39	25,000	24,910
El Paso Natural Gas Co 5.950% due 04/15/17	50,000	53,882
Enbridge Energy Partners LP 5.200% due 03/15/20	15,000	15,750
Encana Corp (Canada) 5.900% due 12/01/17	100,000	113,896
Energy Transfer Partners LP 9.000% due 04/15/19	50,000	62,735
Enterprise Products Operating LLC
6.125% due 10/15/39	15,000	15,666
6.500% due 01/31/19	100,000	113,727
9.750% due 01/31/14	25,000	30,219
EOG Resources Inc 5.625% due 06/01/19	100,000	110,612
Halliburton Co 7.450% due 09/15/39	25,000	32,232
Hess Corp 7.125% due 03/15/33	50,000	59,577
Husky Energy Inc (Canada) 5.900% due 06/15/14	50,000	54,993
Kinder Morgan Energy Partners LP
5.625% due 02/15/15	35,000	38,447
6.950% due 01/15/38	50,000	54,503
Marathon Oil Corp 6.000% due 10/01/17	50,000	56,868
Nexen Inc (Canada) 6.200% due 07/30/19	50,000	53,929
NuStar Logistics LP 4.800% due 09/01/20	25,000	24,292
Petrobras International Finance Co (Cayman)
5.750% due 01/20/20	25,000	26,064
6.875% due 01/20/40	25,000	26,385
Petroleos Mexicanos (Mexico)
4.875% due 03/15/15	50,000	52,875
5.500% due 01/21/21	100,000	101,750
Plains All American Pipeline LP 4.250% due 09/01/12	50,000	52,161
Rowan Cos Inc 7.875% due 08/01/19	30,000	34,871
Shell International Finance BV (Netherlands)
3.100% due 06/28/15	100,000	102,802
6.375% due 12/15/38	50,000	59,472
Spectra Energy Capital LLC 6.200% due 04/15/18	25,000	27,808
Statoil ASA (Norway) 5.250% due 04/15/19	100,000	111,579
Suncor Energy Inc (Canada) 6.100% due 06/01/18	100,000	115,153
Total Capital SA (France) 3.000% due 06/24/15	100,000	102,204
TransCanada Pipelines Ltd (Canada)
7.125% due 01/15/19	100,000	122,601
7.625% due 01/15/39	50,000	64,869
Transocean Inc (Cayman)
6.000% due 03/15/18	100,000	105,182
Valero Energy Corp 6.125% due 02/01/20	100,000	106,392
Weatherford International Ltd (Bermuda) 9.625% due 03/01/19	100,000	128,510
Williams Partners LP
3.800% due 02/15/15	50,000	51,719
6.300% due 04/15/40	20,000	20,889

		3,202,927

Financials - 8.8%

ACE INA Holdings Inc 5.900% due 06/15/19	15,000	16,681
Aflac Inc 6.900% due 12/17/39	15,000	16,162
African Development Bank (Multi-National) 1.750% due 10/01/12	25,000	25,430
American Express Co
4.875% due 07/15/13	25,000	26,741
7.000% due 03/19/18	100,000	116,646
American Express Credit Corp 7.300% due 08/20/13	125,000	140,942
American International Group Inc 5.850% due 01/16/18	100,000	103,410
Ameriprise Financial Inc 7.300% due 06/28/19	20,000	23,671
Asian Development Bank (Multi-National)
2.625% due 02/09/15	150,000	154,586
2.750% due 05/21/14	50,000	52,101
AXA SA (France) 8.600% due 12/15/30	25,000	28,084
Axis Specialty Finance LLC 5.875% due 06/01/20	50,000	50,011
BAC Capital Trust XI 6.625% due 05/23/36	50,000	48,142
Bank of America Corp
3.125% due 06/15/12	200,000	207,217
5.625% due 07/01/20	100,000	102,136
6.000% due 09/01/17	100,000	104,944
6.500% due 08/01/16	100,000	108,637
Bank of Nova Scotia (Canada) 3.400% due 01/22/15	50,000	51,945
Barclays Bank PLC (United Kingdom) 5.000% due 09/22/16	150,000	158,927
BB&T Corp
3.375% due 09/25/13	50,000	52,396
3.950% due 04/29/16	50,000	51,669
Berkshire Hathaway Finance Corp
2.450% due 12/15/15	100,000	99,501
5.400% due 05/15/18	100,000	109,874
5.750% due 01/15/40	25,000	26,367
BlackRock Inc 3.500% due 12/10/14	25,000	25,949
BNP Paribas (France) 3.250% due 03/11/15	100,000	101,167
Boston Properties Inc 5.875% due 10/15/19	25,000	27,158
Capital One Bank USA NA 8.800% due 07/15/19	50,000	61,598

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-63

B-2

PACIFIC SELECT FUND
PD AGGREGATE BOND INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Principal
	Amount	Value

Capital One Capital V 10.250% due 08/15/39	$25,000	$26,906
Capital One Capital VI 8.875% due 05/15/40	40,000	41,950
Capital One Financial Corp 7.375% due 05/23/14	15,000	17,082
Caterpillar Financial Services Corp
1.900% due 12/17/12	65,000	66,083
2.000% due 04/05/13	50,000	50,893
Citibank NA
1.750% due 12/28/12	100,000	102,073
1.875% due 05/07/12	100,000	101,739
Citigroup Funding Inc 1.875% due 10/22/12	100,000	102,048
Citigroup Inc
4.750% due 05/19/15	150,000	157,219
4.875% due 05/07/15	100,000	102,239
5.300% due 10/17/12	150,000	158,924
6.125% due 11/21/17	200,000	219,487
8.125% due 07/15/39	100,000	127,621
CNA Financial Corp 7.350% due 11/15/19	15,000	16,478
Comerica Inc 3.000% due 09/16/15	100,000	98,965
Corp Andina de Fomento (Multi-National) 8.125% due 06/04/19	25,000	29,532
Credit Suisse NY (Switzerland)
3.450% due 07/02/12	50,000	51,861
4.375% due 08/05/20	100,000	98,370
5.500% due 05/01/14	100,000	109,749
6.000% due 02/15/18	100,000	107,385
Deutsche Bank AG (Germany)
2.375% due 01/11/13	100,000	101,525
5.375% due 10/12/12	100,000	107,519
Duke Realty Corp 6.750% due 03/15/20	25,000	27,169
Eksportfinans ASA (Norway) 3.000% due 11/17/14	50,000	51,643
ERP Operating LP 4.750% due 07/15/20	100,000	100,977
European Investment Bank (Multi-National)
1.750% due 09/14/12	150,000	152,763
2.000% due 02/10/12	100,000	101,569
2.875% due 01/15/15	50,000	51,909
3.000% due 04/08/14	100,000	104,882
4.250% due 07/15/13	100,000	107,649
4.875% due 02/15/36	25,000	25,655
5.125% due 05/30/17	150,000	169,511
Fifth Third Bancorp
5.450% due 01/15/17	50,000	51,173
8.250% due 03/01/38	25,000	28,856
First Horizon National Corp 5.375% due 12/15/15	50,000	50,525
FleetBoston Financial Corp 6.875% due 01/15/28	25,000	25,068
General Electric Capital Corp
2.000% due 09/28/12	200,000	204,376
2.625% due 12/28/12	100,000	103,769
5.250% due 10/19/12	175,000	187,118
5.625% due 05/01/18	200,000	218,432
5.900% due 05/13/14	200,000	221,522
6.750% due 03/15/32	100,000	113,547
6.875% due 01/10/39	100,000	115,953
General Motors Acceptance Corp 2.200% due 12/19/12	100,000	102,903
Genworth Financial Inc 7.700% due 06/15/20	50,000	53,005
Goldman Sachs Capital I 6.345% due 02/15/34	100,000	95,566
HCP Inc 5.650% due 12/15/13	25,000	26,872
Healthcare Realty Trust Inc 6.500% due 01/17/17	25,000	26,995
Hospitality Properties Trust 7.875% due 08/15/14	25,000	27,674
HSBC Finance Corp
6.375% due 11/27/12	100,000	108,465
6.676% due 01/15/21 ~	111,000	112,345
HSBC Holdings PLC (United Kingdom)
6.500% due 09/15/37	100,000	105,063
Inter-American Development Bank (Multi-National)
3.500% due 03/15/13	100,000	105,807
4.250% due 09/10/18	125,000	136,067
International Bank for Reconstruction & Development (Multi-National)
2.000% due 04/02/12	200,000	204,003
2.375% due 05/26/15	100,000	102,449
International Finance Corp (Multi-National)
2.125% due 11/17/17	100,000	95,407
3.500% due 05/15/13	25,000	26,559
Jefferies Group Inc 8.500% due 07/15/19	25,000	28,629
JPMorgan Chase & Co
2.125% due 12/26/12	100,000	102,804
2.200% due 06/15/12	100,000	102,341
3.400% due 06/24/15	100,000	102,081
4.400% due 07/22/20	50,000	49,307
5.125% due 09/15/14	100,000	106,497
5.375% due 10/01/12	100,000	107,346
6.125% due 06/27/17	100,000	109,861
6.300% due 04/23/19	100,000	114,013
6.400% due 05/15/38	50,000	56,904
JPMorgan Chase Capital Trust XXVII 7.000% due 11/01/39	50,000	52,518
KeyBank NA 5.700% due 08/15/12	25,000	26,451
KeyCorp 6.500% due 05/14/13	25,000	27,158
Kimco Realty Corp 6.875% due 10/01/19	25,000	28,330
Kreditanstalt fuer Wiederaufbau (Germany)
1.250% due 06/15/12	100,000	100,886
1.250% due 10/26/15	100,000	95,705
2.000% due 01/17/12	100,000	101,483
3.250% due 03/15/13	100,000	104,871
3.500% due 03/10/14	100,000	106,477
4.000% due 01/27/20	100,000	103,868
4.500% due 07/16/18	50,000	54,476
Landwirtschaftliche Rentenbank (Germany)
1.875% due 09/24/12	50,000	50,931
3.125% due 07/15/15	50,000	51,816
Lincoln National Corp 8.750% due 07/01/19	15,000	18,792
Mack-Cali Realty Corp LP 7.750% due 08/15/19	25,000	29,141
Markel Corp 7.125% due 09/30/19	25,000	27,192
Marsh & McLennan Cos Inc 5.750% due 09/15/15	25,000	26,936
Merrill Lynch & Co Inc
5.000% due 01/15/15	100,000	104,224
6.050% due 08/15/12	200,000	211,862
6.050% due 05/16/16	100,000	103,148
6.110% due 01/29/37	50,000	45,273
6.875% due 04/25/18	100,000	109,594
7.750% due 05/14/38	50,000	52,042

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-63

B-3

PACIFIC SELECT FUND
PD AGGREGATE BOND INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Principal
	Amount	Value
MetLife Inc
5.875% due 02/06/41	$50,000	$52,907
6.750% due 06/01/16	100,000	116,130
Morgan Stanley
1.950% due 06/20/12	100,000	102,104
4.750% due 04/01/14	50,000	51,240
5.625% due 01/09/12	100,000	104,440
5.950% due 12/28/17	100,000	105,955
6.000% due 04/28/15	200,000	216,807
6.250% due 08/09/26	100,000	103,415
Nomura Holdings Inc (Japan)
5.000% due 03/04/15	35,000	36,525
6.700% due 03/04/20	5,000	5,361
Nordic Investment Bank (Multi-National) 2.625% due 10/06/14	100,000	103,385
Oesterreichische Kontrollbank AG (Austria) 1.750% due 10/05/15	100,000	96,895
PACCAR Financial Corp 1.950% due 12/17/12	25,000	25,470
PNC Funding Corp
3.625% due 02/08/15	100,000	103,493
5.125% due 02/08/20	100,000	104,418
Private Export Funding Corp 4.300% due 12/15/21	25,000	25,766
ProLogis 7.625% due 08/15/14	25,000	28,213
Protective Life Corp 8.450% due 10/15/39	25,000	26,943
Prudential Financial Inc
2.750% due 01/14/13	15,000	15,281
6.200% due 01/15/15	30,000	33,114
7.375% due 06/15/19	70,000	82,666
Royal Bank of Canada (Canada) 2.625% due 12/15/15	25,000	25,079
Simon Property Group LP
5.650% due 02/01/20	75,000	81,275
6.750% due 02/01/40	25,000	28,568
SLM Corp 8.450% due 06/15/18	100,000	104,079
SunTrust Banks Inc 5.000% due 09/01/15	4,000	4,184
Svensk Exportkredit AB (Sweden) 3.250% due 09/16/14	25,000	26,208
The Allstate Corp 6.200% due 05/16/14	75,000	84,883
The Bank of New York Mellon Corp
2.500% due 01/15/16	100,000	98,961
4.300% due 05/15/14	60,000	64,070
The Bear Stearns Cos Inc LLC 5.700% due 11/15/14	100,000	109,971
The Charles Schwab Corp 4.950% due 06/01/14	25,000	27,207
The Chubb Corp 5.750% due 05/15/18	50,000	55,638
The Goldman Sachs Group Inc
3.250% due 06/15/12	200,000	207,693
3.625% due 08/01/12	70,000	72,268
5.375% due 03/15/20	100,000	103,523
5.625% due 01/15/17	125,000	132,349
6.000% due 05/01/14	100,000	110,247
6.125% due 02/15/33	50,000	53,137
6.750% due 10/01/37	50,000	51,279
The Hartford Financial Services Group Inc 6.300% due 03/15/18	50,000	53,323
The Royal Bank of Scotland Group PLC (United Kingdom)
3.950% due 09/21/15	100,000	98,408
6.400% due 10/21/19	50,000	50,402
The Travelers Cos Inc
5.750% due 12/15/17	50,000	55,673
6.250% due 06/15/37	25,000	27,878
Torchmark Corp 9.250% due 06/15/19	50,000	61,289
Toyota Motor Credit Corp 1.375% due 08/12/13	50,000	50,237
UBS AG (Switzerland)
3.875% due 01/15/15	50,000	51,579
5.750% due 04/25/18	100,000	108,836
US Bank NA 6.300% due 02/04/14	100,000	111,642
USB Capital XIII Trust
6.625% due 12/15/39	15,000	15,371
Wachovia Bank NA 6.600% due 01/15/38	100,000	110,471
Wachovia Corp 5.500% due 05/01/13	100,000	108,879
Wells Fargo & Co
3.750% due 10/01/14	100,000	104,479
5.000% due 11/15/14	100,000	106,280
5.625% due 12/11/17	100,000	110,879
Wells Fargo Capital XIII 7.700% § ±	50,000	51,938
Westpac Banking Corp (Australia)
2.250% due 11/19/12	75,000	76,772
4.875% due 11/19/19	25,000	26,318

		14,505,744

Health Care - 1.3%

Abbott Laboratories
5.125% due 04/01/19	100,000	110,293
6.150% due 11/30/37	50,000	57,353
Aetna Inc 3.950% due 09/01/20	50,000	48,147
Amgen Inc
5.700% due 02/01/19	100,000	113,877
6.400% due 02/01/39	25,000	28,891
AstraZeneca PLC (United Kingdom)
5.400% due 09/15/12	100,000	107,879
6.450% due 09/15/37	25,000	29,783
Baxter International Inc 4.250% due 03/15/20	100,000	103,028
Bristol-Myers Squibb Co 5.450% due 05/01/18	25,000	28,380
Covidien International Finance SA (Luxembourg) 2.800% due 06/15/15	100,000	100,474
Eli Lilly & Co 4.200% due 03/06/14	50,000	53,642
Express Scripts Inc 5.250% due 06/15/12	100,000	105,582
GlaxoSmithKline Capital Inc
4.850% due 05/15/13	50,000	54,320
6.375% due 05/15/38	50,000	59,303
Johnson & Johnson 5.550% due 08/15/17	50,000	58,821
Life Technologies Corp 4.400% due 03/01/15	25,000	26,004
Medco Health Solutions Inc 4.125% due 09/15/20	50,000	48,442
Medtronic Inc
3.000% due 03/15/15	50,000	51,360
4.450% due 03/15/20	25,000	26,003
Merck & Co Inc
4.000% due 06/30/15	50,000	53,700
6.000% due 09/15/17	50,000	58,512
Novartis Capital Corp
4.125% due 02/10/14	100,000	106,797
4.400% due 04/24/20	50,000	52,538

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-63

B-4

PACIFIC SELECT FUND
PD AGGREGATE BOND INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Principal
	Amount	Value
Pfizer Inc
4.450% due 03/15/12	$100,000	$104,376
7.200% due 03/15/39	100,000	129,852
Quest Diagnostics Inc
4.750% due 01/30/20	15,000	14,863
5.750% due 01/30/40	10,000	9,558
St. Jude Medical Inc 2.200% due 09/15/13	50,000	50,825
Teva Pharmaceutical Finance II BV (Netherlands) 3.000% due 06/15/15	50,000	50,927
UnitedHealth Group Inc 6.875% due 02/15/38	50,000	58,404
Watson Pharmaceuticals Inc 5.000% due 08/15/14	20,000	21,512
WellPoint Inc 5.875% due 06/15/17	100,000	111,932
Wyeth 5.950% due 04/01/37	50,000	55,523

		2,090,901

Industrials - 1.4%

Boeing Capital Corp 3.250% due 10/27/14	100,000	104,299
Burlington Northern Santa Fe LLC 4.700% due 10/01/19	100,000	104,699
Canadian National Railway Co (Canada) 6.200% due 06/01/36	50,000	57,188
Caterpillar Inc 6.050% due 08/15/36	25,000	28,353
Continental Airlines Inc 9.000% due 07/08/16 ”	47,979	54,936
CSX Corp
5.500% due 04/15/41	25,000	24,653
7.375% due 02/01/19	50,000	60,407
Deere & Co 4.375% due 10/16/19	50,000	52,259
Delta Air Lines Inc 4.950% due 05/23/19	100,000	100,375
Emerson Electric Co 4.250% due 11/15/20	25,000	25,803
General Dynamics Corp 5.250% due 02/01/14	87,000	95,865
General Electric Co 5.250% due 12/06/17	150,000	162,250
Goodrich Corp 4.875% due 03/01/20	25,000	26,319
Honeywell International Inc 5.625% due 08/01/12	50,000	53,704
John Deere Capital Corp 1.875% due 06/17/13	100,000	101,234
Koninklijke Philips Electronics (Netherlands) 5.750% due 03/11/18	50,000	56,150
Lockheed Martin Corp 4.250% due 11/15/19	100,000	101,855
Norfolk Southern Corp 5.900% due 06/15/19	50,000	56,708
Northrop Grumman Corp 3.500% due 03/15/21	100,000	93,285
Pitney Bowes Inc 5.600% due 03/15/18	50,000	51,763
Raytheon Co 4.400% due 02/15/20	25,000	25,612
Republic Services Inc 5.500% due 09/15/19	27,000	29,496
Rockwell Collins Inc 5.250% due 07/15/19	100,000	107,273
RR Donnelley & Sons Co 8.600% due 08/15/16	25,000	28,749
The Boeing Co 5.875% due 02/15/40	50,000	54,593
Tyco International Finance SA (Luxembourg)
3.375% due 10/15/15	50,000	51,150
4.125% due 10/15/14	25,000	26,533
Union Pacific Corp 6.125% due 02/15/20	100,000	114,318
United Parcel Service Inc
4.500% due 01/15/13	100,000	107,024
6.200% due 01/15/38	50,000	58,882
United Technologies Corp
4.500% due 04/15/20	30,000	31,550
6.050% due 06/01/36	50,000	56,648
6.125% due 07/15/38	25,000	28,889
Waste Management Inc 7.750% due 05/15/32	100,000	123,624

		2,256,446

Information Technology - 1.0%

Arrow Electronics Inc 6.000% due 04/01/20	25,000	25,575
Avnet Inc 6.000% due 09/01/15	300,000	321,215
Cisco Systems Inc 4.950% due 02/15/19	200,000	218,319
Dell Inc 5.875% due 06/15/19	100,000	109,603
eBay Inc 0.875% due 10/15/13	35,000	34,674
Hewlett-Packard Co
4.250% due 02/24/12	50,000	51,974
4.750% due 06/02/14	100,000	109,655
International Business Machines Corp
1.000% due 08/05/13	105,000	104,683
2.100% due 05/06/13	50,000	51,243
5.600% due 11/30/39	26,000	28,433
Microsoft Corp
2.950% due 06/01/14	100,000	104,182
5.200% due 06/01/39	35,000	36,682
Oracle Corp
3.750% due 07/08/14	100,000	106,375
6.500% due 04/15/38	100,000	116,953
The Western Union Co 5.930% due 10/01/16	100,000	112,091
Tyco Electronics Ltd (Luxembourg) 4.875% due 01/15/21	30,000	30,397
Xerox Corp
5.625% due 12/15/19	100,000	107,383
8.250% due 05/15/14	40,000	46,726

		1,716,163

Materials - 0.8%

Air Products & Chemicals Inc 4.375% due 08/21/19	25,000	25,178
Alcoa Inc 6.750% due 07/15/18	100,000	109,121
ArcelorMittal (Luxembourg) 9.000% due 02/15/15	75,000	89,344
Barrick Australia Finance Ltd (Australia) 5.950% due 10/15/39	25,000	26,565
Bemis Co Inc 5.650% due 08/01/14	5,000	5,478
BHP Billiton Finance USA Ltd (Australia) 6.500% due 04/01/19	75,000	89,332
Cabot Corp 5.000% due 10/01/16	25,000	26,580
Cliffs Natural Resources Inc 5.900% due 03/15/20	25,000	26,385
CRH America Inc 6.000% due 09/30/16	50,000	53,418

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-63

B-5

PACIFIC SELECT FUND
PD AGGREGATE BOND INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Principal
	Amount	Value
E.I. du Pont de Nemours & Co
3.250% due 01/15/15	$100,000	$103,886
4.625% due 01/15/20	25,000	26,377
International Paper Co 7.500% due 08/15/21	40,000	47,336
Newmont Mining Corp 6.250% due 10/01/39	25,000	27,277
Potash Corp of Saskatchewan Inc (Canada) 3.750% due 09/30/15	20,000	20,696
PPG Industries Inc 3.600% due 11/15/20	50,000	46,655
Praxair Inc 2.125% due 06/14/13	50,000	51,106
Rio Tinto Finance USA Ltd (Australia)
1.875% due 11/02/15	100,000	96,351
7.125% due 07/15/28	50,000	61,533
Teck Resources Ltd (Canada) 9.750% due 05/15/14	50,000	62,615
The Dow Chemical Co
7.600% due 05/15/14	135,000	155,825
9.400% due 05/15/39	50,000	72,799
The Valspar Corp 7.250% due 06/15/19	25,000	28,881
Vale Overseas Ltd (Cayman)
6.875% due 11/21/36	50,000	55,124
6.875% due 11/10/39	45,000	49,947

		1,357,809

Telecommunication Services - 1.3%

America Movil SAB de CV (Mexico)
5.000% due 03/30/20	50,000	52,222
6.125% due 03/30/40	50,000	53,274
AT&T Inc
4.950% due 01/15/13	100,000	107,239
5.350% due 09/01/40 ~	61,000	57,575
5.500% due 02/01/18	200,000	222,505
6.550% due 02/15/39	100,000	109,210
BellSouth Corp 6.000% due 11/15/34	50,000	49,958
British Telecommunications PLC (United Kingdom) 9.875% due 12/15/30	50,000	66,810
Deutsche Telekom International Finance BV (Netherlands)
5.875% due 08/20/13	50,000	55,105
8.750% due 06/15/30	85,000	114,541
Embarq Corp 7.082% due 06/01/16	50,000	55,358
France Telecom SA (France) 8.500% due 03/01/31	50,000	68,160
Qwest Corp 8.875% due 03/15/12	100,000	108,375
Rogers Communications Inc (Canada) 6.375% due 03/01/14	50,000	56,221
Telecom Italia Capital SA (Luxembourg) 6.175% due 06/18/14	100,000	106,429
Telefonica Emisiones SAU (Spain) 4.949% due 01/15/15	50,000	51,831
Telefonica Europe BV (Netherlands) 8.250% due 09/15/30	50,000	58,242
Verizon Communications Inc
4.350% due 02/15/13	100,000	106,395
6.350% due 04/01/19	100,000	115,605
7.350% due 04/01/39	100,000	123,408
Verizon Global Funding Corp 7.750% due 12/01/30	50,000	62,200
Verizon Wireless Capital LLC
5.550% due 02/01/14	100,000	110,349
8.500% due 11/15/18	50,000	65,527
Vodafone Group PLC (United Kingdom)
4.150% due 06/10/14	50,000	52,601
7.875% due 02/15/30	50,000	62,381

		2,091,521

Utilities - 1.5%

Alliant Energy Corp 4.000% due 10/15/14	50,000	51,851
Ameren Energy Generating Co 6.300% due 04/01/20	25,000	24,303
Avista Corp 5.125% due 04/01/22	15,000	15,447
Carolina Power & Light Co 6.300% due 04/01/38	25,000	28,281
CenterPoint Energy Houston Electric LLC 7.000% due 03/01/14	50,000	57,184
Commonwealth Edison Co 4.000% due 08/01/20	100,000	98,605
Consolidated Edison Co of New York Inc
5.850% due 03/15/36	25,000	26,373
6.650% due 04/01/19	50,000	59,691
Constellation Energy Group Inc 4.550% due 06/15/15	25,000	25,961
Consumers Energy Co 6.700% due 09/15/19	25,000	29,857
Dominion Resources Inc
5.150% due 07/15/15	50,000	55,399
5.200% due 08/15/19	20,000	21,690
DTE Energy Co 7.625% due 05/15/14	100,000	115,349
Duke Energy Carolinas LLC
5.300% due 02/15/40	25,000	25,462
6.100% due 06/01/37	25,000	27,725
7.000% due 11/15/18	100,000	122,494
Duke Energy Ohio Inc 2.100% due 06/15/13	50,000	50,996
Entergy Gulf States LLC 5.590% due 10/01/24	50,000	53,015
EQT Corp 8.125% due 06/01/19	25,000	29,133
Exelon Generation Co LLC
6.200% due 10/01/17	25,000	28,018
6.250% due 10/01/39	25,000	25,244
Florida Power & Light Co
5.690% due 03/01/40	35,000	37,690
5.950% due 02/01/38	25,000	27,800
Florida Power Corp 6.350% due 09/15/37	25,000	28,780
Georgia Power Co 4.250% due 12/01/19	25,000	25,789
Louisville Gas & Electric Co 1.625% due 11/15/15 ~	50,000	47,995
Metropolitan Edison Co 7.700% due 01/15/19	50,000	59,646
MidAmerican Energy Co 6.750% due 12/30/31	100,000	117,162
MidAmerican Energy Holdings Co 6.500% due 09/15/37	100,000	113,502
National Rural Utilities Cooperative Finance Corp 8.000% due 03/01/32	50,000	63,474
Nevada Power Co 6.750% due 07/01/37	50,000	56,937
Northern States Power Co
4.850% due 08/15/40	50,000	47,760
5.350% due 11/01/39	10,000	10,335
NSTAR 4.500% due 11/15/19	15,000	15,579
Ohio Power Co 5.375% due 10/01/21	30,000	32,008

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-63

B-6

PACIFIC SELECT FUND
PD AGGREGATE BOND INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Principal
	Amount	Value
Oncor Electric Delivery Co LLC 7.000% due 05/01/32	$50,000	$57,781
ONEOK Partners LP 8.625% due 03/01/19	50,000	62,477
Pacific Gas & Electric Co
4.800% due 03/01/14	50,000	53,773
6.050% due 03/01/34	25,000	27,461
6.250% due 03/01/39	25,000	28,110
Progress Energy Inc 6.000% due 12/01/39	25,000	26,512
PSEG Power LLC 2.500% due 04/15/13	50,000	51,036
Public Service Co of Colorado 5.125% due 06/01/19	15,000	16,387
Public Service Co of Oklahoma 5.150% due 12/01/19	20,000	20,977
Puget Sound Energy Inc 5.795% due 03/15/40	25,000	25,064
Sempra Energy
6.000% due 10/15/39	25,000	26,508
9.800% due 02/15/19	50,000	67,319
Southern California Edison Co
4.500% due 09/01/40	50,000	45,252
5.750% due 03/15/14	50,000	55,845
Southern Co 4.150% due 05/15/14	50,000	52,666
Southwestern Electric Power Co 6.200% due 03/15/40	50,000	50,495
Tampa Electric Co 6.100% due 05/15/18	35,000	39,459
TransAlta Corp (Canada) 4.750% due 01/15/15	25,000	26,467
Virginia Electric & Power Co
5.000% due 06/30/19	35,000	37,948
8.875% due 11/15/38	25,000	36,357
Wisconsin Electric Power Co 4.250% due 12/15/19	25,000	25,792

		2,490,221

Total Corporate Bonds & Notes
(Cost $33,894,764)		34,880,039

MORTGAGE-BACKED SECURITIES - 35.7%

Collateralized Mortgage Obligations - Commercial - 2.9%

Banc of America Commercial Mortgage Inc
5.356% due 10/10/45 "	50,000	52,325
5.369% due 10/10/45 "	50,000	51,857
5.634% due 04/10/49 " §	100,000	103,779
5.689% due 04/10/49 " §	100,000	104,666
Bear Stearns Commercial Mortgage Securities
4.750% due 02/13/46 " §	100,000	105,352
5.537% due 10/12/41 "	275,000	296,463
Citigroup Commercial Mortgage Trust
5.293% due 12/11/49 "	100,000	103,184
5.347% due 01/15/46 " §	100,000	107,444
5.698% due 12/10/49 " §	200,000	214,109
Citigroup/Deutsche Bank Commercial Mortgage Trust 5.617% due 10/15/48 "	260,000	279,254
Commercial Mortgage Pass-Through Certificates 4.982% due 05/10/43 " §	100,000	106,447
CS First Boston Mortgage Securities Corp 5.014% due 02/15/38 " §	50,000	53,179
CW Capital Cobalt Ltd 5.416% due 04/15/47 "	250,000	261,011
Greenwich Capital Commercial Funding Corp
4.799% due 08/10/42 " §	100,000	105,664
5.444% due 03/10/39 "	100,000	105,507
5.883% due 07/10/38 " §	100,000	109,234
GS Mortgage Securities Corp II
5.396% due 08/10/38 " §	100,000	107,503
5.553% due 04/10/38 " §	100,000	107,538
JPMorgan Chase Commercial Mortgage Securities Corp
5.255% due 07/12/37 " §	250,000	267,660
5.305% due 01/15/49 "	100,000	102,411
5.335% due 08/12/37 " §	100,000	107,771
5.336% due 05/15/47 "	100,000	103,937
5.429% due 12/12/43 "	100,000	106,148
5.814% due 06/12/43 " §	100,000	107,349
LB-UBS Commercial Mortgage Trust
5.108% due 06/15/29 " §	100,000	103,439
5.866% due 09/15/45 " §	100,000	105,398
5.881% due 06/15/38 " §	250,000	270,880
Morgan Stanley Capital I
4.989% due 08/13/42 "	50,000	53,000
5.191% due 11/14/42 " §	250,000	269,427
5.514% due 11/12/49 " §	100,000	107,520
5.623% due 12/12/49 "	250,000	259,484
5.879% due 06/11/49 " §	100,000	107,242
Morgan Stanley Dean Witter Capital I 4.740% due 11/13/36 "	100,000	104,627
Wachovia Bank Commercial Mortgage Trust
4.964% due 11/15/35 " §	100,000	106,707
5.795% due 07/15/45 " §	100,000	99,657

		4,757,173

Fannie Mae - 15.0%

3.500% due 01/01/26 - 10/01/40 "	1,349,379	1,348,934
3.553% due 08/01/39 " §	186,259	193,015
4.000% due 04/01/24 - 12/01/40 "	3,612,737	3,670,128
4.500% due 07/01/24 - 11/01/40 "	4,965,137	5,132,269
4.772% due 06/01/38 " §	67,150	70,839
5.000% due 08/01/20 - 01/01/41 "	4,765,302	5,031,437
5.500% due 02/01/24 - 01/01/41 "	5,235,271	5,615,646
5.678% due 09/01/37 " §	187,087	200,836
6.000% due 09/01/34 - 01/01/39 "	2,432,591	2,651,016
6.500% due 09/01/36 - 06/01/38 "	569,692	634,519

		24,548,639

Freddie Mac - 11.2%

4.000% due 02/01/25 - 01/01/41 "	2,507,218	2,519,437
4.500% due 08/01/24 - 01/01/41 "	4,729,521	4,876,241
5.000% due 03/01/19 - 01/01/41 "	4,439,358	4,671,056
5.406% due 11/01/37 " §	181,557	190,854
5.500% due 11/01/17 - 01/01/41 "	2,627,891	2,809,049
6.000% due 03/01/23 - 01/01/41 "	2,620,220	2,841,083
6.500% due 08/01/37 - 04/01/39 "	489,635	543,640

		18,451,360

Government National Mortgage Association - 6.6%

4.000% due 06/15/39 - 01/01/41 "	892,163	899,832
4.500% due 03/15/39 - 01/01/41 "	3,700,475	3,851,267
5.000% due 05/15/38 - 01/01/41 "	3,012,621	3,215,553
5.500% due 04/15/37 - 04/15/40 "	1,286,418	1,393,541
6.000% due 01/15/38 - 01/01/41 "	869,613	957,209
6.500% due 10/15/37 - 01/01/41 "	422,307	475,991

		10,793,393

Total Mortgage-Backed Securities
(Cost $57,647,536)		58,550,565

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-63

B-7

PACIFIC SELECT FUND
PD AGGREGATE BOND INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Principal
	Amount	Value

ASSET-BACKED SECURITIES - 0.2%

Citibank Credit Card Issuance Trust 5.650% due 09/20/19 "	$100,000	$113,901
USAA Auto Owner Trust
2.530% due 07/15/15 "	40,000	41,214
4.770% due 09/15/14 "	200,000	211,647

Total Asset-Backed Securities
(Cost $353,370)		366,762

U.S. GOVERNMENT AGENCY ISSUES - 6.3%

Fannie Mae
1.000% due 04/04/12	100,000	100,688
1.000% due 04/25/14	100,000	98,724
1.000% due 05/16/14	100,000	98,515
1.125% due 07/30/12	200,000	201,827
1.125% due 10/08/13	100,000	99,379
1.350% due 08/16/13	100,000	100,082
1.375% due 07/19/13	100,000	100,328
1.500% due 07/19/13	100,000	100,031
1.500% due 11/23/15	100,000	96,629
1.550% due 10/27/15	100,000	96,733
1.750% due 05/07/13	100,000	102,193
1.850% due 03/25/13	50,000	50,145
2.000% due 01/09/12	400,000	406,544
2.000% due 09/21/15	100,000	98,813
2.000% due 09/30/15	100,000	98,084
2.500% due 05/15/14	500,000	519,176
2.625% due 11/20/14	50,000	51,949
2.750% due 02/05/14	325,000	339,866
3.000% due 09/29/14	25,000	25,490
3.625% due 02/12/13	500,000	530,380
4.000% due 01/20/17	50,000	50,076
5.000% due 03/15/16	200,000	226,208
5.000% due 05/11/17	150,000	168,434
5.375% due 06/12/17	100,000	115,297
7.125% due 01/15/30	175,000	232,368
Federal Farm Credit Bank
1.750% due 02/21/13	100,000	101,930
1.875% due 12/07/12	50,000	51,175
2.125% due 06/18/12	100,000	102,330
3.000% due 09/22/14	50,000	52,740
Federal Home Loan Bank
0.500% due 08/23/12	100,000	99,926
0.550% due 12/03/12	100,000	99,828
0.625% due 11/23/12	200,000	199,005
0.875% due 10/28/13	100,000	98,987
0.875% due 12/27/13	100,000	99,196
1.500% due 01/16/13	200,000	203,275
1.625% due 03/20/13	100,000	101,862
4.625% due 10/10/12	200,000	214,384
4.750% due 12/16/16	50,000	55,989
5.000% due 11/17/17	200,000	227,083
5.125% due 08/14/13	200,000	221,590
5.250% due 06/18/14	100,000	113,597
5.375% due 05/18/16	200,000	229,723
5.750% due 05/15/12	400,000	428,767
Financing Corp 10.700% due 10/06/17	50,000	73,685
Freddie Mac
0.515% due 11/26/12	100,000	99,725
0.625% due 12/03/12	100,000	99,670
1.000% due 12/09/13	100,000	99,453
1.000% due 01/27/14	100,000	98,920
1.125% due 01/14/13	100,000	100,164
1.350% due 03/28/14	100,000	99,694
1.375% due 01/09/13	300,000	304,003
1.500% due 10/28/13	25,000	25,016
1.750% due 06/15/12	100,000	101,796
1.750% due 11/23/15	100,000	97,459
1.875% due 03/08/13	25,000	25,065
2.125% due 03/23/12	200,000	204,048
2.500% due 01/07/14	200,000	208,156
2.875% due 02/09/15	100,000	104,214
3.500% due 05/29/13	100,000	106,276
3.750% due 03/27/19	100,000	103,700
4.125% due 12/21/12	200,000	213,273
4.125% due 09/27/13	150,000	162,651
4.750% due 11/17/15	300,000	336,436
4.875% due 06/13/18	100,000	112,010
5.000% due 04/18/17	300,000	339,205
5.500% due 08/20/12	100,000	107,985
6.250% due 07/15/32	125,000	153,181
Tennessee Valley Authority
4.750% due 08/01/13	50,000	54,790
5.250% due 09/15/39	25,000	26,531
5.375% due 04/01/56	50,000	53,992
7.125% due 05/01/30	50,000	65,416

Total U.S. Government Agency Issues
(Cost $10,278,660)		10,385,860

U.S. TREASURY OBLIGATIONS - 33.5%

U.S. Treasury Bonds - 5.9%

3.500% due 02/15/39	450,000	387,844
3.875% due 08/15/40	300,000	276,375
4.250% due 05/15/39	450,000	443,391
4.250% due 11/15/40	200,000	196,781
4.375% due 02/15/38	150,000	151,617
4.375% due 11/15/39	550,000	553,008
4.375% due 05/15/40	400,000	401,998
4.500% due 02/15/36	250,000	258,867
4.500% due 08/15/39	900,000	924,328
4.625% due 02/15/40	325,000	340,488
5.000% due 05/15/37	50,000	55,797
5.250% due 11/15/28	50,000	57,313
5.250% due 02/15/29	125,000	143,379
5.375% due 02/15/31	75,000	87,562
5.500% due 08/15/28	200,000	235,688
6.125% due 11/15/27	250,000	314,101
6.125% due 08/15/29	50,000	63,250
6.250% due 05/15/30	205,000	263,521
6.375% due 08/15/27	295,000	379,674
6.500% due 11/15/26	800,000	1,038,625
6.625% due 02/15/27	100,000	131,547
6.750% due 08/15/26	100,000	132,797
6.875% due 08/15/25	100,000	133,687
7.250% due 05/15/16	250,000	315,215
7.250% due 08/15/22	200,000	270,406
7.500% due 11/15/24	100,000	140,125
7.625% due 02/15/25	150,000	212,742
8.000% due 11/15/21	150,000	212,180
8.125% due 08/15/19	200,000	278,672
8.125% due 08/15/21	250,000	356,055
8.750% due 05/15/17	200,000	274,625
8.750% due 05/15/20	100,000	145,555
8.750% due 08/15/20	50,000	73,047
9.125% due 05/15/18	100,000	143,297
9.250% due 02/15/16	100,000	135,414
11.250% due 02/15/15	100,000	138,578

		9,667,549

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-63

B-8

PACIFIC SELECT FUND
PD AGGREGATE BOND INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Principal
	Amount	Value
U.S. Treasury Notes - 27.6%

0.375% due 08/31/12	$400,000	$399,344
0.375% due 09/30/12	300,000	299,332
0.375% due 10/31/12	600,000	598,266
0.500% due 11/30/12	400,000	399,547
0.500% due 10/15/13	600,000	593,391
0.500% due 11/15/13	350,000	345,543
0.625% due 06/30/12	500,000	501,563
0.625% due 07/31/12	300,000	300,866
0.750% due 05/31/12	1,500,000	1,507,390
0.750% due 08/15/13	200,000	199,625
0.875% due 01/31/12	500,000	502,871
0.875% due 02/29/12	200,000	201,195
1.000% due 03/31/12	300,000	302,345
1.000% due 04/30/12	200,000	201,649
1.000% due 07/15/13	400,000	402,031
1.125% due 01/15/12	400,000	403,266
1.125% due 12/15/12	1,250,000	1,263,037
1.125% due 06/15/13	100,000	100,836
1.250% due 09/30/15	800,000	776,313
1.375% due 02/15/12	500,000	505,703
1.375% due 03/15/12	200,000	202,516
1.375% due 04/15/12	350,000	354,526
1.375% due 05/15/12	700,000	709,407
1.375% due 09/15/12	400,000	405,860
1.375% due 10/15/12	200,000	202,977
1.375% due 11/15/12	500,000	507,539
1.375% due 01/15/13	500,000	507,695
1.375% due 02/15/13	500,000	507,617
1.375% due 03/15/13	500,000	507,383
1.375% due 05/15/13	400,000	405,815
1.375% due 11/30/15	1,250,000	1,214,941
1.500% due 07/15/12	100,000	101,676
1.500% due 12/31/13	250,000	253,633
1.750% due 08/15/12	500,000	510,351
1.750% due 04/15/13	400,000	409,250
1.750% due 03/31/14	500,000	509,883
1.750% due 07/31/15	400,000	398,783
1.875% due 06/15/12	150,000	153,182
1.875% due 02/28/14	425,000	435,293
1.875% due 04/30/14	125,000	127,861
1.875% due 06/30/15	950,000	953,934
1.875% due 08/31/17	850,000	811,551
2.000% due 11/30/13	200,000	205,938
2.125% due 11/30/14	200,000	204,906
2.125% due 05/31/15	200,000	203,219
2.250% due 05/31/14	200,000	206,922
2.250% due 01/31/15	500,000	513,359
2.250% due 11/30/17	200,000	194,516
2.375% due 08/31/14	300,000	310,828
2.375% due 09/30/14	300,000	310,781
2.375% due 10/31/14	400,000	414,094
2.375% due 02/28/15	500,000	515,393
2.375% due 03/31/16	100,000	101,281
2.500% due 03/31/15	100,000	103,524
2.500% due 04/30/15	200,000	206,797
2.500% due 06/30/17	300,000	298,922
2.625% due 06/30/14	1,000,000	1,046,641
2.625% due 07/31/14	400,000	418,406
2.625% due 12/31/14	400,000	417,156
2.625% due 02/29/16	350,000	359,270
2.625% due 04/30/16	500,000	511,914
2.625% due 08/15/20	700,000	663,742
2.625% due 11/15/20	100,000	94,344
2.750% due 02/28/13	200,000	209,078
2.750% due 10/31/13	300,000	315,398
2.750% due 11/30/16	500,000	510,430
2.750% due 05/31/17	400,000	405,156
2.750% due 02/15/19	550,000	542,996
3.000% due 08/31/16	200,000	207,656
3.000% due 09/30/16	300,000	311,180
3.000% due 02/28/17	400,000	412,562
3.125% due 04/30/13	100,000	105,656
3.125% due 08/31/13	150,000	159,152
3.125% due 09/30/13	500,000	530,508
3.125% due 10/31/16	200,000	208,656
3.125% due 01/31/17	400,000	415,688
3.125% due 04/30/17	250,000	259,082
3.125% due 05/15/19	460,000	464,923
3.250% due 05/31/16	600,000	632,953
3.250% due 07/31/16	250,000	263,184
3.250% due 12/31/16	200,000	209,531
3.250% due 03/31/17	150,000	156,680
3.375% due 11/30/12	100,000	105,414
3.375% due 06/30/13	300,000	319,477
3.375% due 11/15/19	750,000	765,762
3.500% due 05/31/13	100,000	106,641
3.500% due 02/15/18	400,000	420,844
3.500% due 05/15/20	550,000	563,495
3.625% due 12/31/12	150,000	159,117
3.625% due 05/15/13	150,000	160,383
3.625% due 08/15/19	675,000	705,270
3.625% due 02/15/20	750,000	778,477
3.750% due 11/15/18	375,000	398,935
3.875% due 10/31/12	200,000	212,211
3.875% due 02/15/13	100,000	106,867
3.875% due 05/15/18	200,000	215,219
4.000% due 11/15/12	300,000	319,430
4.000% due 02/15/14	200,000	217,906
4.000% due 02/15/15	350,000	383,496
4.000% due 08/15/18	150,000	162,574
4.125% due 05/15/15	200,000	220,266
4.250% due 09/30/12	150,000	159,826
4.250% due 08/15/13	200,000	217,781
4.250% due 11/15/13	100,000	109,430
4.250% due 11/15/14	200,000	221,141
4.250% due 08/15/15	250,000	276,856
4.250% due 11/15/17	150,000	165,387
4.500% due 04/30/12	300,000	316,559
4.500% due 02/15/16	300,000	335,977
4.625% due 02/29/12	500,000	524,551
4.625% due 07/31/12	300,000	319,758
4.625% due 11/15/16	100,000	112,664
4.625% due 02/15/17	300,000	337,805
4.750% due 05/31/12	200,000	212,227
4.750% due 05/15/14	600,000	670,266
4.750% due 08/15/17	600,000	680,485
4.875% due 02/15/12	200,000	210,055
4.875% due 08/15/16	200,000	227,984
5.125% due 05/15/16	100,000	115,227

		45,153,971

Total U.S. Treasury Obligations
(Cost $54,396,394)		54,821,520

FOREIGN GOVERNMENT BONDS & NOTES - 1.4%

Brazilian Government International Bond (Brazil)
5.625% due 01/07/41	125,000	124,687
8.000% due 01/15/18	41,667	48,958
8.875% due 10/14/19	100,000	132,500
10.125% due 05/15/27	50,000	76,750
Canadian Government International Bond (Canada) 2.375% due 09/10/14	50,000	51,597
Export Development Canada (Canada) 2.375% due 03/19/12	50,000	51,099

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-63

B-9

PACIFIC SELECT FUND
PD AGGREGATE BOND INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Principal
	Amount	Value
Export-Import Bank of Korea (South Korea) 5.875% due 01/14/15	$100,000	$108,488
Israel Government AID Bond (Israel) 5.500% due 04/26/24	25,000	28,622
Japan Finance Corp (Japan)
1.875% due 09/24/15	100,000	97,736
2.125% due 11/05/12	25,000	25,474
Korea Development Bank (South Korea) 8.000% due 01/23/14	100,000	114,228
Province of Ontario (Canada)
2.625% due 01/20/12	100,000	102,080
2.950% due 02/05/15	100,000	103,324
4.000% due 10/07/19	50,000	51,458
Province of Quebec (Canada)
5.125% due 11/14/16	100,000	112,272
7.500% due 09/15/29	25,000	34,426
Republic of Italy (Italy)
4.500% due 01/21/15	100,000	102,842
5.250% due 09/20/16	100,000	103,345
Republic of Korea (South Korea) 5.750% due 04/16/14	50,000	54,704
Republic of Panama (Panama)
5.200% due 01/30/20	25,000	26,625
6.700% due 01/26/36	25,000	28,000
Republic of Peru (Peru) 7.125% due 03/30/19	100,000	120,000
Republic of Poland (Poland) 6.375% due 07/15/19	100,000	112,521
South Africa Government International Bond (South Africa) 6.875% due 05/27/19	100,000	117,625
United Mexican States (Mexico)
5.875% due 02/17/14	100,000	114,250
5.950% due 03/19/19	50,000	56,000
6.750% due 09/27/34	100,000	113,000

Total Foreign Government Bonds & Notes
(Cost $2,157,008)		2,212,611

MUNICIPAL BONDS - 0.7%

American Municipal Power-Ohio Inc 6.449% due 02/15/44	25,000	24,394
Bay Area Toll Authority CA Bridge Revenue
6.263% due 04/01/49	25,000	24,727
7.043% due 04/01/50	50,000	50,607
Central Puget Sound Regional Transportation Authorized Revenue WA 5.491% due 11/01/39	25,000	25,003
City & County of Denver CO 5.650% due 08/01/30	100,000	97,228
Commonwealth of Massachusetts
4.910% due 05/01/29	100,000	93,344
5.456% due 12/01/39	25,000	25,088
Dallas Independent School District TX 6.450% due 02/15/35	50,000	52,184
Illinois State Toll Highway Authority 5.851% due 12/01/34	25,000	23,475
Metropolitan Transportation Authority NY 5.871% due 11/15/39	25,000	22,558
Municipal Electric Authority GA ‘J’ 6.637% due 04/01/57	25,000	24,463
New York City Build America Bonds 5.517% due 10/01/37	40,000	37,021
New York City Municipal Water Finance Authority 6.011% due 06/15/42	10,000	10,001
New York City Transitional Finance Authority Revenue 5.572% due 11/01/38	30,000	29,096
New York State Urban Development Corp 5.770% due 03/15/39	25,000	24,749
Pennsylvania Turnpike Commission
5.511% due 12/01/45	75,000	66,575
6.105% due 12/01/39	25,000	24,530
Port Authority of New York & New Jersey 5.647% due 11/01/40	50,000	48,355
San Francisco City & County Public Utilities Commission CA 6.000% due 11/01/40	25,000	23,801
State of California
4.850% due 10/01/14	50,000	52,059
5.750% due 03/01/17	50,000	51,164
6.200% due 10/01/19	25,000	25,350
7.500% due 04/01/34	50,000	51,787
7.625% due 03/01/40	40,000	41,776
State of Connecticut
5.090% due 10/01/30	50,000	47,289
5.459% due 11/01/30	50,000	49,231
State of Illinois 5.100% due 06/01/33	50,000	37,458
State of Utah Build America ‘D’ 4.554% due 07/01/24	15,000	15,192
State of Washington 5.481% due 08/01/39	25,000	24,091
Texas State Transportation Commission 5.178% due 04/01/30	25,000	24,792
Transportation Trust Fund Authority Revenue NJ ‘C’ 6.104% due 12/15/28	50,000	48,874

Total Municipal Bonds
(Cost $1,237,497)		1,196,262

	Shares
SHORT-TERM INVESTMENT - 8.8%

Money Market Fund - 8.8%

Federated Prime Obligations Fund	14,400,694	14,400,694

Total Short-Term Investment
(Cost $14,400,694)		14,400,694

TOTAL INVESTMENTS - 107.9%
(Cost $174,365,923)		176,814,313

OTHER ASSETS & LIABILITIES, NET - (7.9%)		(12,871,908)

NET ASSETS - 100.0%		$163,942,405

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-63

B-10

PACIFIC SELECT FUND
PD AGGREGATE BOND INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

Notes to Schedule of Investments

(a)	As of December 31, 2010, the portfolio was diversified as a percentage of net assets as follows:

Mortgage-Backed Securities	35.7%
U.S. Treasury Obligations	33.5%
Corporate Bonds & Notes	21.3%
Short-Term Investment	8.8%
U.S. Government Agency Issues	6.3%
Foreign Government Bonds & Notes	1.4%
Municipal Bonds	0.7%
Asset-Backed Securities	0.2%

107.9%
Other Assets & Liabilities, Net	(7.9%)

100.0%

(b)	As of December 31, 2010, the portfolio’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows:

AAA/U.S. Government & Agency Issues	77.6%
AA	3.6%
A	10.4%
BBB	7.4%
BB	0.1%
Not Rated	0.9%

100.0%

(c)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 12 in the Notes to Financial Statements) as of December 31, 2010:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2010	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Corporate Bonds & Notes	$34,880,039	$-	$34,880,039	$-
	Mortgage-Backed Securities	58,550,565	-	58,550,565	-
	Asset-Backed Securities	366,762	-	366,762	-
	U.S. Government Agency Issues	10,385,860	-	10,385,860	-
	U.S. Treasury Obligations	54,821,520	-	54,821,520	-
	Foreign Government Bonds & Notes	2,212,611	-	2,212,611	-
	Municipal Bonds	1,196,262	-	1,196,262	-
	Short-Term Investment	14,400,694	14,400,694	-	-

	Total	$176,814,313	$14,400,694	$162,413,619	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-63

B-11

PACIFIC SELECT FUND
PD HIGH YIELD BOND MARKET PORTFOLIO
Schedule of Investments
December 31, 2010

	Principal
	Amount	Value

CORPORATE BONDS & NOTES - 94.6%

Consumer Discretionary - 21.2%

Affinion Group Inc 7.875% due 12/15/18 ~	$100,000	$98,000
Allbritton Communications Co 8.000% due 05/15/18	25,000	25,375
AMC Entertainment Inc 8.750% due 06/01/19	100,000	107,250
American Axle & Manufacturing Holdings Inc 9.250% due 01/15/17 ~	25,000	28,063
Ameristar Casinos Inc 9.250% due 06/01/14	150,000	161,250
ARAMARK Corp 8.500% due 02/01/15	75,000	78,750
Beazer Homes USA Inc 9.125% due 05/15/19 ~	50,000	47,625
Belo Corp 8.000% due 11/15/16	25,000	27,063
Blue Acquisition Sub Inc 9.875% due 10/15/18 ~	100,000	107,000
Boyd Gaming Corp 9.125% due 12/01/18 ~	50,000	49,625
Brunswick Corp 11.250% due 11/01/16 ~	100,000	119,500
Cablevision Systems Corp
7.750% due 04/15/18	100,000	105,250
8.000% due 04/15/20	100,000	107,500
CCH II LLC 13.500% due 11/30/16	150,000	179,625
CCO Holdings LLC 7.250% due 10/30/17	100,000	102,000
Cengage Learning Acquisitions Inc 10.500% due 01/15/15 ~	100,000	103,750
Cequel Communications Holdings I LLC 8.625% due 11/15/17 ~	100,000	105,000
Clear Channel Communications Inc 10.750% due 08/01/16	150,000	135,000
Clear Channel Worldwide Holdings Inc 9.250% due 12/15/17	100,000	110,000
Cooper-Standard Automotive Inc 8.500% due 05/01/18 ~	25,000	26,625
D.R. Horton Inc 5.250% due 02/15/15	150,000	149,250
DISH DBS Corp 7.125% due 02/01/16	350,000	363,125
Dollar General Corp 10.625% due 07/15/15	208,000	227,240
Dunkin Finance Corp 9.625% due 12/01/18 ~	25,000	25,375
Easton-Bell Sports Inc 9.750% due 12/01/16	10,000	11,025
Ford Motor Co 7.450% due 07/16/31	150,000	161,437
Gannett Co Inc 6.375% due 09/01/15 ~	50,000	50,625
Hanesbrands Inc 8.000% due 12/15/16	65,000	70,037
Harrah’s Operating Co Inc 10.000% due 12/15/18	350,000	321,125
Icahn Enterprises LP
7.750% due 01/15/16	50,000	50,250
8.000% due 01/15/18	50,000	50,250
Insight Communications Co Inc 9.375% due 07/15/18 ~	50,000	53,500
Interactive Data Corp 10.250% due 08/01/18 ~	10,000	11,000
J.C. Penney Co Inc
5.650% due 06/01/20	100,000	96,250
6.375% due 10/15/36	51,000	46,665
Jarden Corp 7.500% due 05/01/17	75,000	79,406
K Hovnanian Enterprises Inc 8.625% due 01/15/17	100,000	71,000
KB Home 6.250% due 06/15/15	100,000	99,500
Lamar Media Corp
7.875% due 04/15/18	30,000	32,025
9.750% due 04/01/14	75,000	86,625
Lear Corp 7.875% due 03/15/18	50,000	53,750
Lennar Corp 5.600% due 05/31/15	250,000	242,500
Libbey Glass Inc 10.000% due 02/15/15 ~	35,000	37,800
Limited Brands Inc 8.500% due 06/15/19	100,000	114,750
LIN Television Corp 8.375% due 04/15/18	100,000	106,500
Live Nation Entertainment Inc 8.125% due 05/15/18 ~	25,000	25,438
Macy’s Retail Holdings Inc 5.900% due 12/01/16	350,000	375,375
Mediacom LLC 9.125% due 08/15/19	50,000	51,250
MGM MIRAGE
7.625% due 01/15/17	100,000	94,000
13.000% due 11/15/13	250,000	296,875
Michaels Stores Inc 7.750% due 11/01/18 ~	100,000	100,250
Netflix Inc 8.500% due 11/15/17	25,000	28,250
Nielsen Finance LLC 7.750% due 10/15/18 ~	100,000	104,000
Peninsula Gaming LLC 10.750% due 08/15/17	75,000	81,187
Penn National Gaming Inc 8.750% due 08/15/19	75,000	83,062
Pinnacle Entertainment Inc 7.500% due 06/15/15	75,000	75,562
PulteGroup Inc 5.250% due 01/15/14	200,000	198,000
Quebecor Media Inc (Canada) 7.750% due 03/15/16	100,000	103,750
QVC Inc 7.125% due 04/15/17 ~	90,000	94,725
Royal Caribbean Cruises Ltd (Liberia) 7.000% due 06/15/13	100,000	106,250
Salem Communications Corp 9.625% due 12/15/16	22,000	23,430
Scientific Games Corp 8.125% due 09/15/18 ~	50,000	50,625
Sears Holdings Corp 6.625% due 10/15/18 ~	100,000	93,750
Service Corp International 7.000% due 06/15/17	100,000	102,500
Sinclair Television Group Inc 9.250% due 11/01/17 ~	50,000	54,375
Stanadyne Corp 10.000% due 08/15/14	25,000	25,438
Standard Pacific Corp 8.375% due 05/15/18 ~	50,000	50,250
Starwood Hotels & Resorts Worldwide Inc 7.875% due 10/15/14	250,000	285,000
Tenneco Inc 6.875% due 12/15/20 ~	100,000	102,750

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-63

B-12

PACIFIC SELECT FUND
PD HIGH YIELD BOND MARKET PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Principal
	Amount	Value
The Bon-Ton Department Stores Inc 10.250% due 03/15/14	$50,000	$51,250
The Goodyear Tire & Rubber Co 10.500% due 05/15/16	100,000	114,500
The McClatchy Co 11.500% due 02/15/17	25,000	28,219
The Neiman Marcus Group Inc 10.375% due 10/15/15	75,000	79,594
The ServiceMaster Co 10.750% due 07/15/15 ~	75,000	80,625
Toys R Us Property Co I LLC 10.750% due 07/15/17	100,000	114,500
Toys R Us Property Co II LLC 8.500% due 12/01/17	25,000	27,000
Umbrella Acquisition Inc 9.750% due 03/15/15 ~	83,863	90,991
Univision Communications Inc 8.500% due 05/15/21 ~	50,000	50,875
Virgin Media Finance PLC (United Kingdom) 9.500% due 08/15/16	100,000	113,500
Visant Corp 10.000% due 10/01/17 ~	20,000	21,300
Wendy’s/Arby’s Restaurants LLC 10.000% due 07/15/16	50,000	54,500
WMG Acquisition Corp 9.500% due 06/15/16	100,000	107,750
Wyndham Worldwide Corp 5.750% due 02/01/18	100,000	101,830
Wynn Las Vegas LLC 7.750% due 08/15/20	55,000	59,813
XM Satellite Radio Inc 13.000% due 08/01/13 ~	75,000	89,625

		8,227,225

Consumer Staples - 4.0%

Bumble Bee Acquisition Corp 9.000% due 12/15/17 ~	25,000	26,125
Bumble Bee Foods LLC 7.750% due 12/15/15	23,000	26,419
Central Garden & Pet Co 8.250% due 03/01/18	50,000	50,875
Constellation Brands Inc 7.250% due 05/15/17	100,000	106,375
Cott Beverages Inc 8.375% due 11/15/17	25,000	27,125
Diversey Inc 8.250% due 11/15/19	25,000	27,250
NBTY Inc 9.000% due 10/01/18 ~	50,000	53,625
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp
8.250% due 09/01/17	100,000	102,750
9.250% due 04/01/15	25,000	26,156
Reddy Ice Corp 11.250% due 03/15/15	50,000	51,375
Revlon Consumer Products Corp 9.750% due 11/15/15	50,000	53,125
Reynolds Group Issuer Inc
7.750% due 10/15/16 ~	100,000	106,250
9.000% due 04/15/19 ~	100,000	104,125
Rite Aid Corp 9.500% due 06/15/17	150,000	128,250
Smithfield Foods Inc 10.000% due 07/15/14 ~	100,000	115,750
Spectrum Brands Holdings Inc 9.500% due 06/15/18 ~	50,000	55,000
Stater Brothers Holdings Inc 7.375% due 11/15/18 ~	50,000	51,500
SUPERVALU Inc 8.000% due 05/01/16	250,000	240,625
Susser Holdings Corp 8.500% due 05/15/16	25,000	26,938
Tyson Foods Inc 7.350% due 04/01/16	150,000	165,281

		1,544,919

Energy - 12.7%

ATP Oil & Gas Corp 11.875% due 05/01/15 ~	35,000	33,250
Berry Petroleum Co 6.750% due 11/01/20	50,000	50,375
Brigham Exploration Co 8.750% due 10/01/18 ~	30,000	32,550
Chaparral Energy Inc 9.875% due 10/01/20 ~	50,000	53,000
Chesapeake Energy Corp 6.500% due 08/15/17	500,000	505,000
Cie Generale de Geophysique-Veritas (France) 9.500% due 05/15/16	125,000	136,875
Cloud Peak Energy Resources LLC 8.250% due 12/15/17	25,000	26,969
Concho Resources Inc 7.000% due 01/15/21	30,000	30,825
CONSOL Energy Inc
8.000% due 04/01/17 ~	35,000	37,450
8.250% due 04/01/20 ~	75,000	81,375
Continental Resources Inc
7.125% due 04/01/21 ~	10,000	10,550
7.375% due 10/01/20	25,000	26,625
Copano Energy LLC 7.750% due 06/01/18	50,000	51,250
Crosstex Energy LP 8.875% due 02/15/18	5,000	5,381
Denbury Resources Inc 8.250% due 02/15/20	110,000	119,900
El Paso Corp 7.000% due 06/15/17	250,000	265,079
El Paso Pipeline Partners Operating Co LLC 7.500% due 11/15/40	50,000	52,068
Energy Transfer Equity 7.500% due 10/15/20	95,000	98,325
Energy XXI Gulf Coast 9.250% due 12/15/17 ~	100,000	104,250
Enterprise Products Operating LLC 7.034% due 01/15/68 §	100,000	103,893
EXCO Resources Inc 7.500% due 09/15/18	35,000	34,475
Expro Finance Luxembourg SCA (Luxembourg) 8.500% due 12/15/16 ~	50,000	48,000
Forest Oil Corp 8.500% due 02/15/14	100,000	109,750
Frac Tech Services LLC 7.125% due 11/15/18 ~	25,000	25,438
Hilcorp Energy I LP 7.625% due 04/15/21 ~	50,000	51,875
Holly Corp 9.875% due 06/15/17	25,000	27,375
Inergy LP 7.000% due 10/01/18 ~	15,000	15,188
International Coal Group Inc 9.125% due 04/01/18	15,000	16,275
Kinder Morgan Finance Co ULC (Canada) 5.700% due 01/05/16	100,000	101,750
Linn Energy LLC
8.625% due 04/15/20 ~	25,000	27,062
11.750% due 05/15/17	150,000	172,500
MarkWest Energy Partners LP 8.500% due 07/15/16	75,000	79,500

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-63

B-13

PACIFIC SELECT FUND
PD HIGH YIELD BOND MARKET PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Principal
	Amount	Value
Massey Energy Co 6.875% due 12/15/13	$75,000	$76,312
Newfield Exploration Co 6.875% due 02/01/20	100,000	105,750
NGPL PipeCo LLC 7.119% due 12/15/17 ~	100,000	109,629
Offshore Group Investments Ltd (Cayman) 11.500% due 08/01/15 ~	100,000	109,000
OPTI Canada Inc (Canada)
8.250% due 12/15/14	100,000	71,750
9.000% due 12/15/12 ~	25,000	25,188
Parker Drilling Co 9.125% due 04/01/18	10,000	10,500
Patriot Coal Corp 8.250% due 04/30/18	10,000	10,225
Peabody Energy Corp 7.375% due 11/01/16	100,000	111,500
Penn Virginia Resource Partners LP 8.250% due 04/15/18	25,000	25,875
Petrohawk Energy Corp
7.250% due 08/15/18	45,000	45,675
7.875% due 06/01/15	150,000	156,937
Pioneer Natural Resources Co 7.500% due 01/15/20	100,000	110,303
Plains Exploration & Production Co 7.750% due 06/15/15	250,000	261,875
Precision Drilling Corp (Canada) 6.625% due 11/15/20 ~	100,000	102,000
Pride International Inc
6.875% due 08/15/20	30,000	31,275
8.500% due 06/15/19	125,000	142,812
Quicksilver Resources Inc 11.750% due 01/01/16	100,000	117,000
Range Resources Corp 6.750% due 08/01/20	100,000	103,625
Regency Energy Partners LP 6.875% due 12/01/18	100,000	101,750
Sabine Pass LNG LP 7.500% due 11/30/16	200,000	188,500
SandRidge Energy Inc 8.750% due 01/15/20	100,000	103,250
Targa Resources Partners LP/Targa Resources Partners Finance Corp 7.875% due 10/15/18 ~	100,000	105,500
Teekay Corp 8.500% due 01/15/20	25,000	27,344
Tesoro Corp 6.500% due 06/01/17	100,000	100,750
Whiting Petroleum Corp 6.500% due 10/01/18	25,000	25,375

		4,913,878

Financials - 13.9%

Ally Financial Inc
8.000% due 03/15/20	100,000	109,500
8.300% due 02/12/15	75,000	82,688
American General Finance Corp
5.375% due 10/01/12	125,000	118,750
6.900% due 12/15/17	100,000	81,250
American International Group Inc
6.250% due 03/15/37	100,000	88,935
8.175% due 05/15/58 §	200,000	214,462
Arch Western Finance LLC 6.750% due 07/01/13	47,000	47,705
CIT Group Inc
7.000% due 05/01/13	178,895	182,920
7.000% due 05/01/14	43,343	43,885
7.000% due 05/01/15	43,343	43,560
7.000% due 05/01/16	172,238	173,314
7.000% due 05/01/17	301,134	302,640
Citigroup Capital XXI 8.300% due 12/21/57 §	150,000	156,750
First Data Corp
8.250% due 01/15/21 ~	112,000	108,080
8.875% due 08/15/20 ~	100,000	106,000
9.875% due 09/24/15	26,000	24,895
11.250% due 03/31/16	100,000	88,000
12.625% due 01/15/21 ~	112,000	107,520
Ford Motor Credit Co LLC
7.000% due 10/01/13	250,000	268,192
7.000% due 04/15/15	200,000	215,121
8.125% due 01/15/20	100,000	116,533
General Motors Acceptance Corp
6.750% due 12/01/14	150,000	157,306
7.000% due 02/01/12	100,000	104,500
7.500% due 12/31/13	100,000	108,250
8.000% due 11/01/31	125,000	135,062
GenOn Escrow Corp 9.500% due 10/15/18 ~	45,000	44,944
Genworth Financial Inc 6.150% due 11/15/66 §	50,000	39,750
Host Hotels & Resorts LP 6.750% due 06/01/16	155,000	159,069
iStar Financial Inc 8.625% due 06/01/13	100,000	94,000
Leucadia National Corp 8.125% due 09/15/15	100,000	109,500
Liberty Mutual Group Inc 10.750% due 06/15/88 § ~	125,000	152,500
National Money Mart Co (Canada) 10.375% due 12/15/16	50,000	54,250
Nuveen Investments Inc 10.500% due 11/15/15	50,000	51,375
PHH Corp 9.250% due 03/01/16 ~	100,000	106,000
Pinafore LLC 9.000% due 10/01/18 ~	55,000	59,675
Provident Funding Associates 10.250% due 04/15/17 ~	25,000	26,063
RBS Global Inc/Rexnord LLC 8.500% due 05/01/18	125,000	133,437
Realogy Corp 10.500% due 04/15/14	100,000	98,750
Regions Financial Corp
7.375% due 12/10/37	100,000	94,500
7.750% due 11/10/14	100,000	104,086
Residential Capital LLC 9.625% due 05/15/15	250,000	253,750
SMFG Preferred Capital USD 3 Ltd (Cayman) 9.500% § ± ~	75,000	87,266
The Rouse Co LP 6.750% due 11/09/15	100,000	104,000
The Royal Bank of Scotland Group PLC (United Kingdom)
5.000% due 11/12/13	50,000	49,409
7.640% § ±	100,000	67,000
7.648% § ±	50,000	42,063
Trans Union LLC 11.375% due 06/15/18 ~	50,000	57,250
UHS Escrow Corp 7.000% due 10/01/18 ~	15,000	15,450
Weyerhaeuser Co
6.750% due 03/15/12	75,000	79,256
7.375% due 03/15/32	100,000	101,359

		5,370,520

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-63

B-14

PACIFIC SELECT FUND
PD HIGH YIELD BOND MARKET PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Principal
	Amount	Value
Health Care - 7.1%

Alere Inc 9.000% due 05/15/16	$200,000	$207,000
Biomet Inc 11.625% due 10/15/17	150,000	166,500
Boston Scientific Corp 6.400% due 06/15/16	200,000	214,338
CHS/Community Health Systems Inc 8.875% due 07/15/15	250,000	263,125
DaVita Inc 6.625% due 11/01/20	150,000	148,875
DJO Finance LLC 10.875% due 11/15/14	75,000	82,219
HCA Inc
6.500% due 02/15/16	100,000	98,250
7.250% due 09/15/20	200,000	210,000
7.750% due 05/15/21 ~	100,000	100,250
9.250% due 11/15/16	300,000	320,812
Health Net Inc 6.375% due 06/01/17	100,000	101,250
HealthSouth Corp 10.750% due 06/15/16	75,000	81,187
LifePoint Hospitals Inc 6.625% due 10/01/20 ~	50,000	49,875
Multiplan Inc 9.875% due 09/01/18 ~	25,000	26,625
Mylan Inc 7.875% due 07/15/20 ~	100,000	108,250
Omnicare Inc 6.125% due 06/01/13	163,000	164,630
Phibro Animal Health Corp 9.250% due 07/01/18 ~	25,000	25,875
Quintiles Transnational Corp 9.500% due 12/30/14 ~	45,000	46,238
Talecris Biotherapeutics Holdings Corp 7.750% due 11/15/16	25,000	27,250
Tenet Healthcare Corp 8.875% due 07/01/19	150,000	170,250
Valeant Pharmaceuticals International Inc
6.750% due 10/01/17 ~	100,000	99,750
7.000% due 10/01/20 ~	10,000	9,900
Vanguard Health Holding Co II LLC 8.000% due 02/01/18	50,000	51,500

		2,773,949

Industrials - 9.3%

Air Canada (Canada) 9.250% due 08/01/15 ~	5,000	5,275
American Airlines Inc 10.500% due 10/15/12	100,000	110,125
Aquilex Holdings/Aquilex Finance 11.125% due 12/15/16	25,000	25,438
Avis Budget Car Rental LLC 7.750% due 05/15/16	50,000	51,250
BE Aerospace Inc 6.875% due 10/01/20	25,000	25,938
Bombardier Inc (Canada) 7.750% due 03/15/20 ~	200,000	216,500
Case New Holland Inc
7.750% due 09/01/13	100,000	108,000
7.875% due 12/01/17 ~	100,000	109,750
Ceridian Corp 11.250% due 11/15/15	100,000	99,500
Colt Defense LLC 8.750% due 11/15/17 ~	25,000	18,625
Continental Airlines Inc 6.750% due 09/15/15 ~	50,000	51,750
Corrections Corp of America 6.750% due 01/31/14	100,000	102,125
Delta Air Lines Inc 9.500% due 09/15/14 ~	90,000	98,437
DynCorp International Inc 10.375% due 07/01/17 ~	50,000	51,500
EnergySolutions Inc 10.750% due 08/15/18 ~	25,000	27,406
International Lease Finance Corp
6.625% due 11/15/13	200,000	205,250
8.625% due 09/15/15 ~	100,000	107,750
8.750% due 03/15/17 ~	200,000	215,000
Iron Mountain Inc 8.375% due 08/15/21	80,000	86,200
L-3 Communications Corp 6.375% due 10/15/15	250,000	258,750
Marquette Transportation Co 10.875% due 01/15/17 ~	25,000	25,625
Masco Corp 6.125% due 10/03/16	150,000	153,480
McJunkin Red Man Corp 9.500% due 12/15/16 ~	60,000	57,000
Mueller Water Products Inc 8.750% due 09/01/20	50,000	55,500
Navios Martime Holdings Inc 8.875% due 11/01/17	25,000	27,187
Navistar International Corp 8.250% due 11/01/21	15,000	16,200
Oshkosh Corp 8.500% due 03/01/20	25,000	27,562
Ply Gem Industries Inc 11.750% due 06/15/13	100,000	107,500
Polypore International Inc 7.500% due 11/15/17 ~	25,000	25,625
RailAmerica Inc 9.250% due 07/01/17	40,000	44,150
RSC Equipment Rental Inc 9.500% due 12/01/14	75,000	79,125
Spirit Aerosystems Inc 6.750% due 12/15/20 ~	25,000	25,125
SPX Corp 6.875% due 09/01/17 ~	100,000	106,750
Terex Corp 8.000% due 11/15/17	100,000	101,500
The Hertz Corp
7.500% due 10/15/18 ~	50,000	52,125
8.875% due 01/01/14	150,000	154,125
The Manitowoc Co Inc 8.500% due 11/01/20	50,000	53,375
TransDigm Inc 7.750% due 12/15/18 ~	50,000	52,000
Trico Shipping AS (Norway) 13.875% due 11/01/14 ~	25,000	20,375
Trimas Corp 9.750% due 12/15/17	45,000	49,500
United Air Lines Inc 9.875% due 08/01/13 ~	150,000	162,375
United Rentals North America Inc 9.250% due 12/15/19	100,000	111,750
USG Corp 8.375% due 10/15/18 ~	100,000	98,500
Western Express Inc 12.500% due 04/15/15 ~	25,000	22,250

		3,603,273

Information Technology - 3.2%

Advanced Micro Devices Inc 8.125% due 12/15/17	10,000	10,650
Amkor Technology Inc 7.375% due 05/01/18	25,000	26,125
CDW LLC/CDW Finance Corp 11.000% due 10/12/15	100,000	104,250

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-63

B-15

PACIFIC SELECT FUND
PD HIGH YIELD BOND MARKET PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Principal
	Amount	Value
Equinix Inc 8.125% due 03/01/18	$50,000	$52,500
Fidelity National Information Services Inc 7.625% due 07/15/17 ~	50,000	52,875
Freescale Semiconductor Inc
8.875% due 12/15/14	100,000	105,000
9.250% due 04/15/18 ~	100,000	110,500
GXS Worldwide Inc 9.750% due 06/15/15	55,000	54,588
Jabil Circuit Inc 5.625% due 12/15/20	100,000	98,750
JDA Software Group Inc 8.000% due 12/15/14	25,000	27,063
NXP BV (Netherlands)
9.500% due 10/15/15	75,000	80,437
9.750% due 08/01/18 ~	50,000	56,500
ProQuest LLC 9.000% due 10/15/18 ~	50,000	51,750
Sanmina-SCI Corp 8.125% due 03/01/16	100,000	101,500
Seagate Technology HDD Holdings (Cayman) 6.800% due 10/01/16	100,000	101,000
Sorenson Communications Inc 10.500% due 02/01/15 ~	50,000	30,750
STATS ChipPAC Ltd (Singapore) 7.500% due 08/12/15 ~	100,000	108,250
SunGard Data Systems Inc 7.375% due 11/15/18 ~	50,000	50,500
ViaSat Inc 8.875% due 09/15/16	25,000	26,750

		1,249,738

Materials - 8.9%

ABI Escrow Corp 10.250% due 10/15/18 ~	50,000	55,000
Associated Materials LLC 9.125% due 11/01/17 ~	100,000	104,750
Ball Corp 7.125% due 09/01/16	125,000	135,312
Berry Plastics Corp 9.750% due 01/15/21 ~	100,000	99,500
Boise Paper Holdings LLC 9.000% due 11/01/17	15,000	16,463
Celanese US Holdings LLC 6.625% due 10/15/18 ~	5,000	5,175
CF Industries Inc 6.875% due 05/01/18	100,000	107,250
Crown Americas LLC 7.750% due 11/15/15	125,000	130,625
Domtar Corp 10.750% due 06/01/17	100,000	126,500
Drummond Co Inc 9.000% due 10/15/14 ~	25,000	26,813
Edgen Murray Corp 12.250% due 01/15/15	25,000	21,875
FMG Resources August 2006 Property Ltd (Australia) 7.000% due 11/01/15 ~	200,000	206,000
Georgia Gulf Corp 9.000% due 01/15/17 ~	80,000	87,200
Georgia-Pacific LLC 8.250% due 05/01/16 ~	250,000	283,437
Graham Packaging Co LP 8.250% due 10/01/18	10,000	10,550
Graphic Packaging International Inc
7.875% due 10/01/18	5,000	5,263
9.500% due 06/15/17	50,000	54,812
Hanson Ltd (United Kingdom) 6.125% due 08/15/16	125,000	128,125
Headwaters Inc 11.375% due 11/01/14	25,000	27,469
Hexion U.S. Finance Corp 8.875% due 02/01/18	85,000	91,269
Huntsman International LLC 8.625% due 03/15/20	25,000	27,312
Ineos Group Holdings PLC (United Kingdom) 8.500% due 02/15/16 ~	75,000	71,812
Koppers Inc 7.875% due 12/01/19	10,000	10,775
Lyondell Chemical Co
8.000% due 11/01/17 ~	112,000	124,180
11.000% due 05/01/18	100,000	113,750
MeadWestvaco Corp 7.375% due 09/01/19	125,000	132,038
Momentive Performance Materials Inc 9.000% due 01/15/21 ~	100,000	105,750
Murray Energy Corp 10.250% due 10/15/15 ~	100,000	105,500
Nalco Co 8.250% due 05/15/17	100,000	108,875
NewPage Corp 11.375% due 12/31/14	100,000	94,500
Nova Chemicals Corp (Canada) 8.375% due 11/01/16	50,000	53,500
Novelis Inc (Canada) 8.750% due 12/15/20 ~	100,000	104,250
Owens-Brockway Glass Container Inc 7.375% due 05/15/16	70,000	74,725
PolyOne Corp 7.375% due 09/15/20	10,000	10,388
Rohm & Haas Co 7.850% due 07/15/29	75,000	87,375
Sealed Air Corp 5.625% due 07/15/13 ~	100,000	105,731
Solutia Inc 8.750% due 11/01/17	45,000	49,500
Steel Dynamics Inc 7.375% due 11/01/12	100,000	106,000
Stora Enso OYJ (Finland) 7.250% due 04/15/36 ~	100,000	91,000
Texas Industries Inc 9.250% due 08/15/20 ~	35,000	37,362
United States Steel Corp 7.000% due 02/01/18	100,000	102,000

		3,439,711

Telecommunication Services - 7.9%

Avaya Inc 9.750% due 11/01/15	50,000	51,125
Cincinnati Bell Inc 8.750% due 03/15/18	100,000	94,250
Clearwire Communications LLC 12.000% due 12/01/15 ~	130,000	140,725
Cricket Communications Inc
7.750% due 05/15/16	125,000	130,313
7.750% due 10/15/20 ~	25,000	23,875
Frontier Communications Corp 8.250% due 05/01/14	250,000	278,125
Integra Telecom Holdings Inc 10.750% due 04/15/16 ~	10,000	10,400
Intelsat Bermuda SA (Luxembourg) 11.250% due 02/04/17	100,000	109,500
Intelsat Jackson Holdings SA (Luxembourg) 11.250% due 06/15/16	400,000	433,000
Level 3 Financing Inc 9.250% due 11/01/14	300,000	299,250
MetroPCS Wireless Inc 7.875% due 09/01/18	100,000	104,250

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-63

B-16

PACIFIC SELECT FUND
PD HIGH YIELD BOND MARKET PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Principal
	Amount	Value
PAETEC Holding Corp 9.875% due 12/01/18 ~	$50,000	$51,625
Qwest Communications International Inc 7.125% due 04/01/18 ~	150,000	156,000
Sprint Capital Corp 8.750% due 03/15/32	100,000	101,500
Sprint Nextel Corp
6.000% due 12/01/16	500,000	485,625
8.375% due 08/15/17	175,000	188,562
Telcordia Technologies Inc 11.000% due 05/01/18 ~	25,000	25,250
Telesat LLC (Canada) 11.000% due 11/01/15	75,000	84,563
West Corp 7.875% due 01/15/19 ~	75,000	76,500
Windstream Corp 8.625% due 08/01/16	200,000	211,500

		3,055,938

Utilities - 6.4%

Calpine Corp
7.250% due 10/15/17 ~	100,000	100,500
7.500% due 02/15/21 ~	150,000	148,500
CMS Energy Corp 8.750% due 06/15/19	25,000	29,530
Dubai Electricity & Water Authority (United Arab Emirates) 7.375% due 10/21/20 ~	150,000	140,765
Dynegy Holdings Inc 7.750% due 06/01/19	350,000	235,375
Edison Mission Energy 7.000% due 05/15/17	300,000	239,250
Energy Future Holdings Corp 11.250% due 11/01/17	21,200	12,826
Energy Future Intermediate Holding Co LLC 10.000% due 12/01/20	46,000	47,668
Ferrellgas LP 6.500% due 05/01/21 ~	100,000	98,000
Ipalco Enterprises Inc 8.625% due 11/14/11	100,000	104,250
Mirant North America LLC 7.375% due 12/31/13	100,000	101,884
NRG Energy Inc 7.250% due 02/01/14	300,000	306,750
RRI Energy Inc 7.625% due 06/15/14	250,000	256,875
Texas Competitive Electric Holdings Co LLC 10.250% due 11/01/15	500,000	285,000
The AES Corp 8.000% due 10/15/17	150,000	159,375
Wind Acquisition Finance SA (Luxembourg)
7.250% due 02/15/18 ~	100,000	102,000
11.750% due 07/15/17 ~	90,000	101,925

		2,470,473

Total Corporate Bonds & Notes
(Cost $33,731,975)		36,649,624

	Shares
SHORT-TERM INVESTMENT - 5.4%

Money Market Fund - 5.4%

Federated Prime Obligations Fund	2,085,854	2,085,854

Total Short-Term Investment
(Cost $2,085,854)		2,085,854

TOTAL INVESTMENTS - 100.0%
(Cost $35,817,829)		38,735,478

OTHER ASSETS & LIABILITIES, NET - 0.0%		15,416

NET ASSETS - 100.0%		$38,750,894

Notes to Schedule of Investments

(a)	As of December 31, 2010, the portfolio was diversified as a percentage of net assets as follows:

Consumer Discretionary	21.2%
Financials	13.9%
Energy	12.7%
Industrials	9.3%
Materials	8.9%
Telecommunication Services	7.9%
Health Care	7.1%
Utilities	6.4%
Short-Term Investment	5.4%
Consumer Staples	4.0%
Information Technology	3.2%

100.0%
Other Assets & Liabilities, Net	0.0%

100.0%

(b)	As of December 31, 2010, the portfolio’s Standard & Poor’s quality ratings as a percentage of total fixed income investments were as follows:

BBB	5.6%
BB	38.5%
B	42.3%
CCC	11.4%
C	0.4%
D	0.8%
Not Rated	1.0%

100.0%

(c)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 12 in the Notes to Financial Statements) as of December 31, 2010:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2010	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Corporate Bonds & Notes	$36,649,624	$-	$36,649,624	$-
	Short-Term Investment	2,085,854	2,085,854	-	-

	Total	$38,735,478	$2,085,854	$36,649,624	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-63

B-17

PACIFIC SELECT FUND
PD LARGE-CAP GROWTH INDEX PORTFOLIO
Schedule of Investments
December 31, 2010

	Shares	Value
COMMON STOCKS - 93.8%

Consumer Discretionary - 13.8%

Aaron’s Inc	391	$7,972
Abercrombie & Fitch Co ‘A’	604	34,809
Advance Auto Parts Inc	802	53,052
Aeropostale Inc *	796	19,613
Amazon.com Inc *	3,167	570,060
American Eagle Outfitters Inc	434	6,349
Apollo Group Inc ‘A’ *	1,187	46,875
Autoliv Inc	260	20,524
AutoNation Inc *	215	6,063
AutoZone Inc *	240	65,422
Bally Technologies Inc *	505	21,306
Bed Bath & Beyond Inc *	2,384	117,174
Best Buy Co Inc	2,944	100,950
Big Lots Inc *	678	20,652
BorgWarner Inc *	988	71,492
Brinker International Inc	728	15,201
Career Education Corp *	604	12,521
CarMax Inc *	2,034	64,844
Carnival Corp (Panama)	1,490	68,704
CBS Corp ‘B’	715	13,621
Chico’s FAS Inc	1,611	19,380
Chipotle Mexican Grill Inc *	287	61,033
Choice Hotels International Inc	13	497
Coach Inc	2,762	152,766
Darden Restaurants Inc	1,281	59,490
DeVry Inc	571	27,397
Dick’s Sporting Goods Inc *	802	30,075
DIRECTV ‘A’ *	7,367	294,164
Discovery Communications Inc ‘A’ *	1,887	78,688
Dollar General Corp *	628	19,261
Dollar Tree Inc *	1,158	64,941
DreamWorks Animation SKG Inc ‘A’ *	664	19,568
Education Management Corp *	220	3,982
Expedia Inc	773	19,395
Family Dollar Stores Inc	1,144	56,868
Federal-Mogul Corp *	54	1,115
Ford Motor Co *	30,195	506,974
Fortune Brands Inc	171	10,303
Fossil Inc *	472	33,267
Garmin Ltd (Switzerland)	48	1,488
Gentex Corp	1,250	36,950
Guess? Inc	580	27,446
H&R Block Inc	1,159	13,804
Hanesbrands Inc *	857	21,768
Harley-Davidson Inc	2,140	74,194
Harman International Industries Inc *	311	14,399
Hasbro Inc	1,106	52,181
Hillenbrand Inc	545	11,341
International Game Technology	2,672	47,268
International Speedway Corp ‘A’	78	2,041
ITT Educational Services Inc *	291	18,534
J.C. Penney Co Inc	688	22,229
J.Crew Group Inc *	501	21,613
John Wiley & Sons Inc ‘A’	380	17,191
Johnson Controls Inc	5,744	219,421
Kohl’s Corp *	2,057	111,777
Lamar Advertising Co ‘A’ *	115	4,582
Las Vegas Sands Corp *	2,864	131,601
Lear Corp *	138	13,622
Leggett & Platt Inc	812	18,481
Limited Brands Inc	2,427	74,582
LKQ Corp *	1,280	29,082
Lowe’s Cos Inc	9,956	249,696
Macy’s Inc	391	9,892
Madison Square Garden Inc ‘A’ *	184	4,744
Marriott International Inc ‘A’	2,458	102,105
Mattel Inc	1,936	49,232
McDonald’s Corp	9,740	747,642
Meredith Corp	142	4,920
MGM Resorts International *	476	7,069
Mohawk Industries Inc *	66	3,746
Morningstar Inc	196	10,404
Netflix Inc *	364	63,955
News Corp ‘A’	4,351	63,351
Nike Inc ‘B’	3,258	278,298
Nordstrom Inc	1,523	64,545
NVR Inc *	54	37,315
O’Reilly Automotive Inc	1,255	75,827
Office Depot Inc *	345	1,863
Omnicom Group Inc	2,241	102,638
Panera Bread Co ‘A’ *	263	26,618
PetSmart Inc	1,061	42,249
Phillips-Van Heusen Corp	506	31,883
Polo Ralph Lauren Corp	510	56,569
priceline.com Inc *	429	171,407
Regal Entertainment Group ‘A’	200	2,348
Ross Stores Inc	1,114	70,460
Royal Caribbean Cruises Ltd * (Liberia)	459	21,573
Scripps Networks Interactive Inc ‘A’	803	41,555
Sirius XM Radio Inc *	35,550	58,302
Staples Inc	6,610	150,510
Starbucks Corp	6,747	216,781
Starwood Hotels & Resorts Worldwide Inc	1,716	104,298
Strayer Education Inc	125	19,027
Target Corp	6,668	400,947
Tempur-Pedic International Inc *	617	24,717
Tesla Motors Inc *	89	2,370
The Gap Inc	3,445	76,272
The Goodyear Tire & Rubber Co *	2,177	25,797
The Home Depot Inc	15,332	537,540
The Interpublic Group of Cos Inc *	4,478	47,556
The McGraw-Hill Cos Inc	2,013	73,293
The TJX Cos Inc	3,694	163,977
Thomson Reuters Corp (NYSE) (Canada)	1,086	40,475
Thor Industries Inc	309	10,494
Tiffany & Co	1,149	71,548
Time Warner Inc	2,136	68,715
Tractor Supply Co	651	31,567
TRW Automotive Holdings Corp *	481	25,349
Tupperware Brands Corp	567	27,029
Urban Outfitters Inc *	1,093	39,140
Viacom Inc ‘B’	1,072	42,462
Weight Watchers International Inc	300	11,247
Wendy’s/Arby’s Group Inc ‘A’	1,159	5,355
Whirlpool Corp	288	25,583
Williams-Sonoma Inc	863	30,800
WMS Industries Inc *	519	23,480
Wynn Resorts Ltd	686	71,234
Yum! Brands Inc	4,232	207,580

		8,757,312

Consumer Staples - 8.9%

Alberto-Culver Co	168	6,223
Altria Group Inc	10,994	270,672
Avon Products Inc	3,880	112,753
BJ’s Wholesale Club Inc *	31	1,485
Brown-Forman Corp ‘B’	730	50,823
Campbell Soup Co	988	34,333
Church & Dwight Co Inc	650	44,863
Coca-Cola Enterprises Inc	1,882	47,106
Colgate-Palmolive Co	3,716	298,655
ConAgra Foods Inc	410	9,258
Costco Wholesale Corp	3,988	287,973
CVS Caremark Corp	1,383	48,087
Dr Pepper Snapple Group Inc	629	22,116
Flowers Foods Inc	242	6,512

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-63

B-18

PACIFIC SELECT FUND
PD LARGE-CAP GROWTH INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Shares	Value
General Mills Inc	3,575	$127,234
Green Mountain Coffee Roasters Inc *	991	32,564
H.J. Heinz Co	1,182	58,462
Hansen Natural Corp *	501	26,192
Herbalife Ltd (Cayman)	537	36,715
Kellogg Co	2,086	106,553
Kimberly-Clark Corp	2,968	187,103
McCormick & Co Inc	592	27,546
Mead Johnson Nutrition Co	253	15,749
PepsiCo Inc	8,395	548,445
Philip Morris International Inc	14,117	826,268
Sara Lee Corp	4,288	75,083
Sysco Corp	5,357	157,496
The Clorox Co	1,206	76,316
The Coca-Cola Co	14,226	935,644
The Estee Lauder Cos Inc ‘A’	1,001	80,781
The Hershey Co	805	37,956
The Kroger Co	353	7,893
The Procter & Gamble Co	1,565	100,676
Wal-Mart Stores Inc	10,596	571,442
Walgreen Co	7,635	297,459
Whole Foods Market Inc *	1,275	64,502

		5,638,938

Energy - 10.2%

Alpha Natural Resources Inc *	138	8,284
Arch Coal Inc	1,030	36,112
Atlas Energy Inc *	513	22,557
Atwood Oceanics Inc *	108	4,036
Baker Hughes Inc	1,073	61,343
Cameron International Corp *	1,271	64,478
Chevron Corp	966	88,147
Cimarex Energy Co	764	67,637
Concho Resources Inc *	930	81,533
ConocoPhillips	5,161	351,464
CONSOL Energy Inc	929	45,279
Continental Resources Inc *	258	15,183
Core Laboratories NV (Netherlands)	400	35,620
Diamond Offshore Drilling Inc	208	13,909
Dresser-Rand Group Inc *	668	28,450
El Paso Corp	1,160	15,962
EOG Resources Inc	2,292	209,512
EQT Corp	1,265	56,723
EXCO Resources Inc	1,316	25,557
Exterran Holdings Inc *	45	1,078
Exxon Mobil Corp	42,404	3,100,580
FMC Technologies Inc *	1,102	97,979
Forest Oil Corp *	648	24,605
Frontline Ltd (Bermuda)	369	9,362
Halliburton Co	8,227	335,908
Holly Corp	277	11,293
Marathon Oil Corp	1,727	63,951
McDermott International Inc * (Panama)	1,636	33,849
Murphy Oil Corp	212	15,805
Nabors Industries Ltd * (Bermuda)	1,020	23,929
Occidental Petroleum Corp	1,493	146,463
Oil States International Inc *	25	1,602
Petrohawk Energy Corp *	1,923	35,095
Pride International Inc *	623	20,559
Quicksilver Resources Inc *	50	737
Range Resources Corp	1,453	65,356
Rowan Cos Inc *	142	4,957
SandRidge Energy Inc *	1,890	13,835
Schlumberger Ltd (Netherlands)	10,796	901,466
SM Energy Co	383	22,570
Southwestern Energy Co *	3,135	117,343
Superior Energy Services Inc *	50	1,749
The Williams Cos Inc	2,201	54,409
Ultra Petroleum Corp * (Canada)	1,386	66,209
Weatherford International Ltd * (Switzerland)	2,722	62,062
Whiting Petroleum Corp *	38	4,453

		6,468,990

Financials - 4.4%

ACE Ltd (Switzerland)	461	28,697
Affiliated Managers Group Inc *	458	45,443
Aflac Inc	4,018	226,736
AMB Property Corp REIT	146	4,630
American Express Co	9,495	407,525
Ameriprise Financial Inc	464	26,703
Aon Corp	530	24,385
Apartment Investment & Management Co ‘A’ REIT	505	13,049
Arch Capital Group Ltd * (Bermuda)	27	2,377
Arthur J. Gallagher & Co	224	6,514
AXIS Capital Holdings Ltd (Bermuda)	304	10,908
Bank of Hawaii Corp	130	6,137
BlackRock Inc	287	54,696
Brown & Brown Inc	568	13,598
Capitol Federal Financial	20	238
CB Richard Ellis Group Inc ‘A’ *	2,604	53,330
CBOE Holdings Inc	49	1,120
Digital Realty Trust Inc REIT	738	38,037
Eaton Vance Corp	1,057	31,953
Endurance Specialty Holdings Ltd (Bermuda)	35	1,612
Equity Residential REIT	171	8,883
Erie Indemnity Co ‘A’	192	12,570
Essex Property Trust Inc REIT	104	11,879
Federal Realty Investment Trust REIT	329	25,639
Federated Investors Inc ‘B’	559	14,629
Franklin Resources Inc	1,346	149,689
General Growth Properties Inc REIT	2,975	46,053
Genworth Financial Inc ‘A’ *	801	10,525
Green Dot Corp ‘A’ *	32	1,816
Greenhill & Co Inc	265	21,645
Hudson City Bancorp Inc	363	4,625
Interactive Brokers Group Inc ‘A’	123	2,192
IntercontinentalExchange Inc *	672	80,069
Invesco Ltd (Bermuda)	1,271	30,580
Janus Capital Group Inc	117	1,518
Jones Lang LaSalle Inc	377	31,638
Lazard Ltd ‘A’ (Bermuda)	824	32,540
LPL Investment Holdings Inc *	33	1,200
Marsh & McLennan Cos Inc	4,519	123,549
MetLife Inc	1,849	82,170
Moody’s Corp	1,878	49,842
Morgan Stanley	4,357	118,554
MSCI Inc ‘A’ *	987	38,454
Northern Trust Corp	884	48,982
NYSE Euronext	508	15,230
Plum Creek Timber Co Inc REIT	621	23,256
ProLogis REIT	289	4,173
Public Storage REIT	1,152	116,836
Rayonier Inc REIT	211	11,082
SEI Investments Co	1,341	31,902
Simon Property Group Inc REIT	1,834	182,465
T. Rowe Price Group Inc	2,350	151,669
TD Ameritrade Holding Corp	2,090	39,689
The Charles Schwab Corp	8,960	153,306
The Hartford Financial Services Group Inc	348	9,219
The Howard Hughes Corp *	218	11,864
The NASDAQ OMX Group Inc *	138	3,272
The St. Joe Co *	769	16,803
The Travelers Cos Inc	489	27,242
UDR Inc REIT	106	2,493
Validus Holdings Ltd (Bermuda)	68	2,081
Ventas Inc REIT	384	20,152

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-63

B-19

PACIFIC SELECT FUND
PD LARGE-CAP GROWTH INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Shares	Value
Vornado Realty Trust REIT	130	$10,833
Waddell & Reed Financial Inc ‘A’	775	27,350

		2,807,846

Health Care - 9.2%

Abbott Laboratories ‡	12,605	603,906
Agilent Technologies Inc *	3,153	130,629
Alcon Inc (Switzerland)	629	102,779
Alere Inc *	233	8,528
Alexion Pharmaceuticals Inc *	816	65,729
Allergan Inc	2,753	189,048
Allscripts Healthcare Solutions Inc *	1,042	20,079
AmerisourceBergen Corp	2,563	87,450
Amylin Pharmaceuticals Inc *	1,294	19,035
Baxter International Inc	4,498	227,689
Becton Dickinson & Co	2,112	178,506
BioMarin Pharmaceutical Inc *	918	24,722
Brookdale Senior Living Inc *	127	2,719
C.R. Bard Inc	863	79,198
Cardinal Health Inc	1,116	42,754
CareFusion Corp *	370	9,509
Celgene Corp *	4,189	247,737
Cerner Corp *	628	59,497
Charles River Laboratories International Inc *	143	5,082
Community Health Systems Inc *	589	22,011
Covance Inc *	580	29,818
Covidien PLC (Ireland)	4,539	207,251
DaVita Inc *	880	61,151
Dendreon Corp *	1,318	46,025
DENTSPLY International Inc	1,312	44,831
Edwards Lifesciences Corp *	1,029	83,184
Eli Lilly & Co	2,126	74,495
Emdeon Inc ‘A’ *	279	3,778
Emergency Medical Services Corp ‘A’ *	275	17,768
Express Scripts Inc *	4,962	268,196
Gen-Probe Inc *	446	26,024
Genzyme Corp *	1,839	130,937
Gilead Sciences Inc *	7,594	275,207
Health Management Associates Inc ‘A’ *	2,243	21,398
Henry Schein Inc *	836	51,322
Hill-Rom Holdings Inc	477	18,779
Hospira Inc *	1,505	83,813
Human Genome Sciences Inc *	1,679	40,111
IDEXX Laboratories Inc *	517	35,787
Illumina Inc *	1,108	70,181
Intuitive Surgical Inc *	355	91,501
Johnson & Johnson	3,746	231,690
Kinetic Concepts Inc *	39	1,633
Laboratory Corp of America Holdings *	947	83,260
Life Technologies Corp *	1,178	65,379
Lincare Holdings Inc	891	23,906
McKesson Corp	990	69,676
Medco Health Solutions Inc *	3,926	240,546
MEDNAX Inc *	398	26,781
Medtronic Inc	7,670	284,480
Mettler-Toledo International Inc *	302	45,665
Mylan Inc *	3,319	70,130
Myriad Genetics Inc *	838	19,140
Omnicare Inc	125	3,174
Patterson Cos Inc	915	28,026
PerkinElmer Inc	476	12,290
Perrigo Co	740	46,864
Pharmaceutical Product Development Inc	945	25,647
Quest Diagnostics Inc	1,114	60,123
Regeneron Pharmaceuticals Inc *	632	20,749
ResMed Inc *	1,388	48,080
St. Jude Medical Inc *	2,993	127,951
Stryker Corp	2,852	153,152
SXC Health Solutions Corp * (Canada)	549	23,530
Talecris Biotherapeutics Holdings Corp *	464	10,811
Techne Corp	334	21,934
Teleflex Inc	63	3,390
Tenet Healthcare Corp *	3,133	20,960
The Cooper Cos Inc	84	4,733
Thoratec Corp *	530	15,010
United Therapeutics Corp *	444	28,070
Universal Health Services Inc ‘B’	59	2,562
Varian Medical Systems Inc *	1,122	77,732
VCA Antech Inc *	770	17,933
Vertex Pharmaceuticals Inc *	1,841	64,490
Warner Chilcott PLC ‘A’ (Ireland)	825	18,612
Waters Corp *	846	65,743

		5,872,016

Industrials - 12.5%

3M Co	6,456	557,153
Aecom Technology Corp *	297	8,307
Alliant Techsystems Inc *	275	20,468
AMETEK Inc	1,455	57,109
AMR Corp *	1,027	8,000
Armstrong World Industries Inc	11	473
Avery Dennison Corp	69	2,922
Babcock & Wilcox Co *	819	20,958
Bucyrus International Inc	686	61,328
C.H. Robinson Worldwide Inc	1,502	120,445
Carlisle Cos Inc	30	1,192
Caterpillar Inc	5,687	532,644
Chicago Bridge & Iron Co NV ‘NY’ * (Netherlands)	368	12,107
CNH Global * (Netherlands)	42	2,005
Con-way Inc	30	1,097
Cooper Industries PLC (Ireland)	1,520	88,601
Copa Holdings SA ‘A’ (Panama)	177	10,415
Copart Inc *	654	24,427
Corrections Corp of America *	187	4,686
Covanta Holding Corp	66	1,135
Cummins Inc	1,816	199,778
Danaher Corp	4,458	210,284
Deere & Co	3,631	301,555
Delta Air Lines Inc *	7,159	90,203
Donaldson Co Inc	691	40,272
Dover Corp	1,076	62,892
Eaton Corp	392	39,792
Emerson Electric Co	6,819	389,842
Expeditors International of Washington Inc	1,928	105,269
Fastenal Co	1,204	72,132
FedEx Corp	1,832	170,394
Flowserve Corp	436	51,980
Fluor Corp	97	6,427
FTI Consulting Inc *	357	13,309
Gardner Denver Inc	444	30,556
GATX Corp	117	4,128
General Cable Corp *	168	5,895
General Electric Co	22,427	410,190
Goodrich Corp	315	27,742
Graco Inc	543	21,421
Harsco Corp	42	1,189
Hertz Global Holdings Inc *	1,481	21,460
Honeywell International Inc	6,937	368,771
Hubbell Inc ‘B’	213	12,808
IDEX Corp	601	23,511
IHS Inc ‘A’ *	434	34,889
Illinois Tool Works Inc	3,990	213,066
Iron Mountain Inc	1,638	40,966
Jacobs Engineering Group Inc *	677	31,041
JB Hunt Transport Services Inc	817	33,342
Joy Global Inc	935	81,111
Kansas City Southern *	541	25,892
KAR Auction Services Inc *	16	221
KBR Inc	92	2,803

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-63

B-20

PACIFIC SELECT FUND
PD LARGE-CAP GROWTH INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Shares	Value
Kennametal Inc	548	$21,624
Kirby Corp *	24	1,057
Landstar System Inc	465	19,037
Lennox International Inc	421	19,909
Lincoln Electric Holdings Inc	382	24,933
Lockheed Martin Corp	2,197	153,592
Masco Corp	948	12,002
MSC Industrial Direct Co Inc ‘A’	395	25,553
Navistar International Corp *	637	36,889
Oshkosh Corp *	809	28,509
Owens Corning *	569	17,724
PACCAR Inc	3,304	189,716
Pall Corp	1,068	52,952
Parker-Hannifin Corp	408	35,210
Pentair Inc	460	16,795
Pitney Bowes Inc	1,330	32,159
Precision Castparts Corp	1,287	179,163
Regal-Beloit Corp	289	19,294
Republic Services Inc	871	26,008
Robert Half International Inc	1,345	41,157
Rockwell Automation Inc	1,292	92,649
Rockwell Collins Inc	742	43,229
Roper Industries Inc	855	65,348
RR Donnelley & Sons Co	76	1,328
Ryder System Inc	248	13,055
Southwest Airlines Co	864	11,215
Spirit AeroSystems Holdings Inc ‘A’ *	162	3,371
SPX Corp	88	6,291
Stericycle Inc *	772	62,470
Textron Inc	1,261	29,810
The Boeing Co	5,566	363,237
The Dun & Bradstreet Corp	452	37,105
The Manitowoc Co Inc	1,204	15,784
The Shaw Group Inc *	435	14,890
The Timken Co	571	27,254
The Toro Co	288	17,752
Thomas & Betts Corp *	82	3,961
Towers Watson & Co ‘A’	66	3,436
TransDigm Group Inc *	441	31,756
Tyco International Ltd (Switzerland)	663	27,475
Union Pacific Corp	578	53,558
United Continental Holdings *	2,486	59,217
United Parcel Service Inc ‘B’	6,465	469,230
United Technologies Corp	7,721	607,797
USG Corp *	267	4,494
UTi Worldwide Inc (United Kingdom)	767	16,260
Valmont Industries Inc	199	17,657
Verisk Analytics Inc ‘A’ *	926	31,558
W.W. Grainger Inc	534	73,751
WABCO Holdings Inc *	577	35,157
Wabtec Corp	72	3,808
Waste Connections Inc	825	22,712
WESCO International Inc *	124	6,547

		7,907,048

Information Technology - 29.0%

Accenture PLC ‘A’ (Ireland)	5,535	268,392
Activision Blizzard Inc	1,260	15,674
Adobe Systems Inc *	4,767	146,728
Advanced Micro Devices Inc *	2,061	16,859
Akamai Technologies Inc *	1,649	77,585
Alliance Data Systems Corp *	478	33,952
Altera Corp	2,732	97,205
Amdocs Ltd * (United Kingdom)	489	13,433
Amphenol Corp ‘A’	1,575	83,128
Analog Devices Inc	2,699	101,671
ANSYS Inc *	811	42,229
Apple Inc *	8,238	2,657,249
Applied Materials Inc	12,164	170,904
Arrow Electronics Inc *	126	4,315
Atheros Communications Inc *	633	22,737
Atmel Corp *	3,696	45,535
Autodesk Inc *	2,082	79,532
Automatic Data Processing Inc	4,555	210,805
Avago Technologies Ltd (Singapore)	951	27,075
AVX Corp	29	447
BMC Software Inc *	1,648	77,687
Booz Allen Hamilton Holding Corp *	95	1,846
Broadcom Corp ‘A’	4,495	195,757
Broadridge Financial Solutions Inc	1,035	22,698
CA Inc	2,880	70,387
Cadence Design Systems Inc *	2,422	20,006
Ciena Corp *	849	17,871
Cisco Systems Inc *	51,707	1,046,033
Citrix Systems Inc *	1,682	115,066
Cognizant Technology Solutions Corp ‘A’ *	2,711	198,689
Compuware Corp *	1,121	13,082
Corning Inc	1,749	33,791
Cree Inc *	978	64,440
Cypress Semiconductor Corp *	1,469	27,294
Dell Inc *	15,408	208,778
Diebold Inc	134	4,295
Dolby Laboratories Inc ‘A’ *	480	32,016
DST Systems Inc	311	13,793
eBay Inc *	3,958	110,151
Electronic Arts Inc *	2,778	45,504
EMC Corp *	18,612	426,215
Equinix Inc *	406	32,992
F5 Networks Inc *	726	94,496
FactSet Research Systems Inc	418	39,192
First Solar Inc *	505	65,721
Fiserv Inc *	929	54,402
FLIR Systems Inc *	1,374	40,876
Gartner Inc *	660	21,912
Genpact Ltd * (Bermuda)	593	9,014
Global Payments Inc	731	33,779
Google Inc ‘A’ *	2,205	1,309,704
Harris Corp	1,186	53,726
Hewlett-Packard Co	21,232	893,867
IAC/InterActiveCorp *	255	7,318
Informatica Corp *	823	36,237
Ingram Micro Inc ‘A’ *	77	1,470
Intel Corp	34,457	724,631
International Business Machines Corp	11,609	1,703,737
Intersil Corp ‘A’	385	5,879
Intuit Inc *	2,540	125,222
Itron Inc *	338	18,742
Jabil Circuit Inc	1,141	22,923
JDS Uniphase Corp *	1,934	28,004
Juniper Networks Inc *	4,764	175,887
KLA-Tencor Corp	94	3,632
Lam Research Corp *	1,154	59,754
Lender Processing Services Inc	850	25,092
Linear Technology Corp	2,038	70,494
Marvell Technology Group Ltd * (Bermuda)	4,907	91,025
MasterCard Inc ‘A’	881	197,441
Maxim Integrated Products Inc	2,752	65,002
McAfee Inc *	1,420	65,760
MEMC Electronic Materials Inc *	846	9,526
Microchip Technology Inc	1,681	57,507
MICROS Systems Inc *	720	31,579
Microsoft Corp	46,394	1,295,320
Monster Worldwide Inc *	560	13,233
National Instruments Corp	525	19,761
National Semiconductor Corp	1,939	26,681
NCR Corp *	1,437	22,087
NetApp Inc *	3,120	171,475
NeuStar Inc ‘A’ *	465	12,113
Novellus Systems Inc *	724	23,400
Nuance Communications Inc *	2,038	37,051

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-63

B-21

PACIFIC SELECT FUND
PD LARGE-CAP GROWTH INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Shares	Value
NVIDIA Corp *	5,199	$80,065
ON Semiconductor Corp *	3,851	38,048
Oracle Corp	34,490	1,079,537
Paychex Inc	2,926	90,443
PMC-Sierra Inc *	128	1,100
Polycom Inc *	764	29,781
QLogic Corp *	971	16,526
QUALCOMM Inc	14,851	734,976
Rambus Inc *	940	19,251
Red Hat Inc *	1,712	78,153
Rovi Corp *	933	57,855
SAIC Inc *	2,773	43,980
salesforce.com inc *	1,037	136,884
SanDisk Corp *	2,082	103,808
Seagate Technology PLC * (Ireland)	3,223	48,442
Silicon Laboratories Inc *	413	19,006
Skyworks Solutions Inc *	1,585	45,379
Solera Holdings Inc	627	32,178
SunPower Corp ‘A’ *	343	4,401
Symantec Corp *	659	11,032
Synopsys Inc *	103	2,772
Teradata Corp *	1,520	62,563
Teradyne Inc *	1,615	22,675
Texas Instruments Inc	5,014	162,955
The Western Union Co	6,087	113,036
Trimble Navigation Ltd *	1,087	43,404
Varian Semiconductor Equipment Associates Inc *	668	24,696
VeriSign Inc	1,557	50,867
Visa Inc ‘A’	4,227	297,496
VistaPrint NV * (Netherlands)	392	18,032
VMware Inc ‘A’ *	671	59,659
WebMD Health Corp *	532	27,164
Western Digital Corp *	470	15,933
Xilinx Inc	2,355	68,248
Yahoo! Inc *	4,980	82,817
Zebra Technologies Corp ‘A’ *	296	11,245

		18,392,925

Materials - 4.9%

Air Products & Chemicals Inc	1,922	174,806
Airgas Inc	764	47,719
AK Steel Holding Corp	147	2,406
Albemarle Corp	838	46,744
Alcoa Inc	1,327	20,423
Allegheny Technologies Inc	902	49,772
Ashland Inc	56	2,848
Ball Corp	171	11,637
Carpenter Technology Corp	399	16,056
Celanese Corp ‘A’	1,429	58,832
CF Industries Holdings Inc	469	63,385
Cliffs Natural Resources Inc	1,228	95,796
Compass Minerals International Inc	293	26,156
Crown Holdings Inc *	1,482	49,469
E.I. du Pont de Nemours & Co	2,830	141,160
Eagle Materials Inc	387	10,933
Eastman Chemical Co	136	11,435
Ecolab Inc	2,113	106,537
FMC Corp	446	35,631
Freeport-McMoRan Copper & Gold Inc	4,255	510,983
International Flavors & Fragrances Inc	713	39,636
International Paper Co	3,085	84,035
Martin Marietta Materials Inc	407	37,542
Monsanto Co	4,939	343,952
Nalco Holding Co	1,161	37,082
Newmont Mining Corp	4,307	264,579
Nucor Corp	1,235	54,118
Owens-Illinois Inc *	468	14,368
PPG Industries Inc	244	20,513
Praxair Inc	2,770	264,452
Reliance Steel & Aluminum Co	81	4,139
Royal Gold Inc	86	4,698
RPM International Inc	599	13,238
Schnitzer Steel Industries Inc ‘A’	48	3,187
Sigma-Aldrich Corp	1,019	67,825
Southern Copper Corp	1,538	74,962
Temple-Inland Inc	190	4,036
The Lubrizol Corp	621	66,372
The Mosaic Co	1,433	109,424
The Scotts Miracle-Gro Co ‘A’	412	20,917
The Sherwin-Williams Co	510	42,712
The Valspar Corp	102	3,517
Titanium Metals Corp *	772	13,263
United States Steel Corp	252	14,722
Walter Energy Inc	387	49,474

		3,135,491

Telecommunication Services - 0.8%

American Tower Corp ‘A’ *	3,653	188,641
Clearwire Corp ‘A’ *	967	4,980
Crown Castle International Corp *	2,630	115,273
Frontier Communications Corp	3,394	33,024
Level 3 Communications Inc *	5,539	5,428
MetroPCS Communications Inc *	1,129	14,259
NII Holdings Inc *	1,208	53,949
SBA Communications Corp ‘A’ *	1,049	42,946
tw telecom Inc *	1,360	23,188
Windstream Corp	1,803	25,134

		506,822

Utilities - 0.1%

Calpine Corp *	1,465	19,543
ITC Holdings Corp	395	24,482
Ormat Technologies Inc	95	2,810

		46,835

Total Common Stocks
(Cost $49,681,655)		59,534,223

EXCHANGE-TRADED FUND - 3.3%

iShares Russell 1000 Growth Index Fund	36,756	2,104,649

Total Exchange-Traded Fund
(Cost $2,074,730)		2,104,649

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-63

B-22

PACIFIC SELECT FUND
PD LARGE-CAP GROWTH INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Principal
	Amount	Value
SHORT-TERM INVESTMENT - 2.6%

Repurchase Agreement - 2.6%

Fixed Income Clearing Corp 0.010% due 01/03/11 (Dated 12/31/10, repurchase price of $1,654,244; collateralized by Federal Home Loan Bank: 0.250% due 01/28/11 and value $1,692,113)	$1,654,243	$1,654,243

Total Short-Term Investment
(Cost $1,654,243)		1,654,243

TOTAL INVESTMENTS - 99.7%
(Cost $53,410,628)		63,293,115

OTHER ASSETS & LIABILITIES, NET - 0.3%		174,825

NET ASSETS - 100.0%		$63,467,940

Notes to Schedule of Investments

(a)	As of December 31, 2010, the portfolio was diversified as a percentage of net assets as follows:

Information Technology	29.0%
Consumer Discretionary	13.8%
Industrials	12.5%
Energy	10.2%
Health Care	9.2%
Consumer Staples	8.9%
Materials	4.9%
Financials	4.4%
Exchange-Traded Fund	3.3%
Short-Term Investment	2.6%
Telecommunication Services	0.8%
Utilities	0.1%

99.7%
Other Assets & Liabilities, Net	0.3%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	As of December 31, 2010, investments with a total aggregate value of $383,280 were fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts.

(d)	Open futures contracts outstanding as of December 31, 2010 were as follows:

			Unrealized
	Number of	Notional	Appreciation
Long Futures Outstanding	Contracts	Amount	(Depreciation)
NASDAQ 100 E-Mini (03/11)	11	$487,955	($435)
S&P 500 E-Mini (03/11)	19	1,172,846	17,504

Total Futures Contracts			$17,069

(e)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 12 in the Notes to Financial Statements) as of December 31, 2010:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2010	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Common Stocks (1)	$59,534,223	$59,534,223	$-	$-
	Exchange-Traded Fund	2,104,649	2,104,649	-	-
	Short-Term Investment	1,654,243	-	1,654,243	-
	Derivatives:
	Equity Contracts
	Futures	17,504	17,504	-	-

	Total Assets	63,310,619	61,656,376	1,654,243	-

Liabilities	Derivatives:
	Equity Contracts
	Futures	(435)	(435)	-	-

	Total Liabilities	(435)	(435)	-	-

	Total	$63,310,184	$61,655,941	$1,654,243	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-63

B-23

PACIFIC SELECT FUND
PD LARGE-CAP VALUE INDEX PORTFOLIO
Schedule of Investments
December 31, 2010

	Shares	Value
COMMON STOCKS - 95.0%

Consumer Discretionary - 7.4%

Aaron’s Inc	370	$7,544
Abercrombie & Fitch Co ‘A’	234	13,485
American Eagle Outfitters Inc	1,676	24,520
Autoliv Inc	642	50,679
AutoNation Inc *	511	14,410
BorgWarner Inc *	103	7,453
Brinker International Inc	137	2,861
Cablevision Systems Corp ‘A’	2,682	90,759
Carnival Corp (Panama)	3,119	143,817
CBS Corp ‘B’	6,826	130,035
Central European Media Enterprises Ltd ‘A’ * (Bermuda)	415	8,445
Choice Hotels International Inc	307	11,749
Clear Channel Outdoor Holdings Inc ‘A’ *	495	6,950
Comcast Corp ‘A’	32,062	704,402
D.R. Horton Inc	3,207	38,260
Discovery Communications Inc ‘A’ *	881	36,738
DISH Network Corp ‘A’ *	2,290	45,021
Education Management Corp *	235	4,254
Expedia Inc	1,391	34,900
Federal-Mogul Corp *	180	3,717
Foot Locker Inc	1,758	34,492
Fortune Brands Inc	1,526	91,942
GameStop Corp ‘A’ *	1,759	40,246
Gannett Co Inc	2,726	41,135
Garmin Ltd (Switzerland)	1,215	37,653
Genuine Parts Co	1,809	92,874
H&R Block Inc	2,062	24,558
Harman International Industries Inc *	419	19,400
Hyatt Hotels Corp ‘A’ *	497	22,743
International Speedway Corp ‘A’	218	5,705
J.C. Penney Co Inc	1,817	58,707
Jarden Corp	1,037	32,012
John Wiley & Sons Inc ‘A’	32	1,448
Johnson Controls Inc	427	16,311
KB Home	910	12,276
Kohl’s Corp *	909	49,395
Lamar Advertising Co ‘A’ *	521	20,757
Lear Corp *	400	39,484
Leggett & Platt Inc	704	16,023
Lennar Corp ‘A’	1,794	33,638
Liberty Global Inc ‘A’ *	2,696	95,384
Liberty Media Corp - Capital ‘A’ *	837	52,363
Liberty Media Corp - Interactive ‘A’ *	6,807	107,346
Liberty Media Corp - Starz ‘A’ *	589	39,157
Lowe’s Cos Inc	3,913	98,138
M.D.C. Holdings Inc	447	12,860
Macy’s Inc	4,334	109,650
Madison Square Garden Inc ‘A’ *	465	11,988
Mattel Inc	1,748	44,452
Meredith Corp	227	7,866
MGM Resorts International *	2,879	42,753
Mohawk Industries Inc *	554	31,445
Newell Rubbermaid Inc	3,307	60,121
News Corp ‘A’	20,601	299,951
Office Depot Inc *	2,769	14,953
Omnicom Group Inc	671	30,732
Penn National Gaming Inc *	774	27,206
PulteGroup Inc *	3,838	28,862
RadioShack Corp	1,296	23,963
Regal Entertainment Group ‘A’	677	7,948
Royal Caribbean Cruises Ltd * (Liberia)	924	43,428
Sears Holdings Corp *	524	38,645
Service Corp International	2,901	23,933
Signet Jewelers Ltd (NYSE) * (Bermuda)	980	42,532
Stanley Black & Decker Inc	1,827	122,171
Tesla Motors Inc *	46	1,225
The Gap Inc	544	12,044
The McGraw-Hill Cos Inc	1,081	39,359
The New York Times Co ‘A’ *	1,577	15,455
The Walt Disney Co	22,322	837,298
The Washington Post Co ‘B’	64	28,128
Thomson Reuters Corp (NYSE) (Canada)	2,881	107,375
Time Warner Cable Inc	4,040	266,761
Time Warner Inc	10,313	331,769
Toll Brothers Inc *	1,629	30,951
TRW Automotive Holdings Corp *	296	15,599
VF Corp	1,003	86,439
Viacom Inc ‘B’	5,558	220,152
Virgin Media Inc	3,782	103,022
Wendy’s/Arby’s Group Inc ‘A’	2,206	10,192
Whirlpool Corp	492	43,704
Wyndham Worldwide Corp	2,050	61,418

		5,699,536

Consumer Staples - 9.4%

Alberto-Culver Co	757	28,039
Altria Group Inc	9,897	243,664
Archer-Daniels-Midland Co	7,328	220,426
BJ’s Wholesale Club Inc *	562	26,920
Brown-Forman Corp ‘B’	301	20,956
Bunge Ltd (Bermuda)	1,643	107,649
Campbell Soup Co	837	29,086
Central European Distribution Corp *	813	18,618
Coca-Cola Enterprises Inc	1,494	37,395
Colgate-Palmolive Co	910	73,137
ConAgra Foods Inc	4,564	103,055
Constellation Brands Inc ‘A’ *	2,090	46,294
Corn Products International Inc	864	39,744
CVS Caremark Corp	13,788	479,409
Dean Foods Co *	2,121	18,750
Del Monte Foods Co	2,272	42,714
Dr Pepper Snapple Group Inc	1,796	63,147
Energizer Holdings Inc *	797	58,101
Flowers Foods Inc	536	14,424
General Mills Inc	3,062	108,977
H.J. Heinz Co	2,126	105,152
Hansen Natural Corp *	124	6,483
Hormel Foods Corp	793	40,649
Kellogg Co	318	16,243
Kimberly-Clark Corp	981	61,842
Kraft Foods Inc ‘A’	18,281	576,034
Lorillard Inc	1,741	142,866
McCormick & Co Inc	767	35,689
Mead Johnson Nutrition Co	2,011	125,185
Molson Coors Brewing Co ‘B’	1,502	75,385
PepsiCo Inc	7,811	510,293
Philip Morris International Inc	3,334	195,139
Ralcorp Holdings Inc *	630	40,956
Reynolds American Inc	3,826	124,804
Safeway Inc	4,428	99,586
Sara Lee Corp	2,188	38,312
Smithfield Foods Inc *	1,548	31,935
SUPERVALU Inc	2,423	23,333
The Clorox Co	98	6,201
The Coca-Cola Co	6,097	401,000
The Hershey Co	739	34,844
The J.M. Smucker Co	1,357	89,087
The Kroger Co	6,930	154,955
The Procter & Gamble Co	30,854	1,984,838
Tyson Foods Inc ‘A’	3,401	58,565
Wal-Mart Stores Inc	8,745	471,618
Walgreen Co	940	36,622

		7,268,121

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-63

B-24

PACIFIC SELECT FUND
PD LARGE-CAP VALUE INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Shares	Value
Energy - 11.9%

Alpha Natural Resources Inc *	1,196	$71,796
Anadarko Petroleum Corp	5,638	429,390
Apache Corp	4,351	518,770
Arch Coal Inc	557	19,528
Atlas Energy Inc *	229	10,069
Atwood Oceanics Inc *	515	19,246
Baker Hughes Inc	3,550	202,953
Cabot Oil & Gas Corp	1,188	44,966
Cameron International Corp *	1,194	60,572
Chesapeake Energy Corp	7,418	192,200
Chevron Corp	21,679	1,978,209
Cobalt International Energy Inc *	826	10,085
Comstock Resources Inc *	557	13,680
ConocoPhillips	10,465	712,666
CONSOL Energy Inc	1,391	67,797
Continental Resources Inc *	40	2,354
Denbury Resources Inc *	4,549	86,840
Devon Energy Corp	5,093	399,851
Diamond Offshore Drilling Inc	524	35,040
Dresser-Rand Group Inc *	92	3,918
El Paso Corp	6,543	90,032
EQT Corp	106	4,753
Exterran Holdings Inc *	663	15,879
Exxon Mobil Corp	4,704	343,956
Forest Oil Corp *	470	17,846
Frontier Oil Corp *	1,209	21,774
Frontline Ltd (Bermuda)	111	2,816
Helmerich & Payne Inc	1,072	51,971
Hess Corp	3,401	260,313
Holly Corp	151	6,156
Marathon Oil Corp	5,927	219,477
Massey Energy Co	1,173	62,931
McDermott International Inc * (Panama)	537	11,111
Murphy Oil Corp	1,924	143,434
Nabors Industries Ltd * (Bermuda)	1,958	45,935
National Oilwell Varco Inc	4,775	321,119
Newfield Exploration Co *	1,520	109,607
Noble Energy Inc	1,989	171,213
Occidental Petroleum Corp	7,377	723,684
Oceaneering International Inc *	629	46,313
Oil States International Inc *	528	33,840
Patterson-UTI Energy Inc	1,770	38,144
Peabody Energy Corp	3,063	195,971
Petrohawk Energy Corp *	1,009	18,414
Pioneer Natural Resources Co	1,321	114,689
Plains Exploration & Production Co *	1,596	51,295
Pride International Inc *	1,220	40,260
QEP Resources Inc	1,995	72,438
Quicksilver Resources Inc *	1,275	18,794
Rowan Cos Inc *	1,257	43,882
SandRidge Energy Inc *	1,672	12,239
Schlumberger Ltd (Netherlands)	1,976	164,996
SEACOR Holdings Inc	241	24,363
SM Energy Co	225	13,259
Southern Union Co	1,398	33,650
Spectra Energy Corp	7,384	184,526
Sunoco Inc	1,373	55,346
Superior Energy Services Inc *	830	29,042
Teekay Corp	474	15,680
Tesoro Corp *	1,608	29,812
The Williams Cos Inc	3,915	96,779
Tidewater Inc	585	31,496
Unit Corp *	460	21,381
Valero Energy Corp	6,444	148,985
Weatherford International Ltd * (Switzerland)	5,036	114,821
Whiting Petroleum Corp *	619	72,541

		9,226,893

Financials - 26.3%

ACE Ltd (Switzerland)	3,273	203,744
Aflac Inc	303	17,098
Alexandria Real Estate Equities Inc REIT	626	45,861
Alleghany Corp *	77	23,590
Allied World Assurance Co Holdings Ltd (Switzerland)	481	28,591
AMB Property Corp REIT	1,738	55,112
American Financial Group Inc	966	31,192
American International Group Inc *	1,377	79,343
American National Insurance Co	84	7,192
Ameriprise Financial Inc	2,345	134,955
Annaly Capital Management Inc REIT	7,062	126,551
Aon Corp	3,071	141,297
Apartment Investment & Management Co ‘A’ REIT	688	17,778
Arch Capital Group Ltd * (Bermuda)	534	47,019
Ares Capital Corp	2,210	36,421
Arthur J. Gallagher & Co	885	25,736
Aspen Insurance Holdings Ltd (Bermuda)	880	25,186
Associated Banc-Corp	1,969	29,830
Assurant Inc	1,274	49,074
Assured Guaranty Ltd (Bermuda)	2,120	37,524
AvalonBay Communities Inc REIT	945	106,360
AXIS Capital Holdings Ltd (Bermuda)	992	35,593
BancorpSouth Inc	973	15,519
Bank of America Corp	114,350	1,525,429
Bank of Hawaii Corp	376	17,751
BB&T Corp	7,887	207,349
Berkshire Hathaway Inc ‘B’ *	19,711	1,579,048
BlackRock Inc	703	133,978
BOK Financial Corp	284	15,166
Boston Properties Inc REIT	1,584	136,382
Brandywine Realty Trust REIT	1,520	17,708
BRE Properties Inc REIT	719	31,276
Brown & Brown Inc	617	14,771
Camden Property Trust REIT	757	40,863
Capital One Financial Corp	5,203	221,440
CapitalSource Inc	3,673	26,078
Capitol Federal Financial	519	6,181
CBOE Holdings Inc	75	1,715
Chimera Investment Corp REIT	11,485	47,203
Cincinnati Financial Corp	1,665	52,764
CIT Group Inc *	2,279	107,341
Citigroup Inc *	241,112	1,140,460
City National Corp	513	31,478
CME Group Inc ‘A’	748	240,669
CNA Financial Corp *	288	7,790
Comerica Inc	2,009	84,860
Commerce Bancshares Inc	857	34,035
CommonWealth REIT	825	21,046
Corporate Office Properties Trust REIT	742	25,933
Cullen/Frost Bankers Inc	605	36,978
Developers Diversified Realty Corp REIT	2,248	31,674
Digital Realty Trust Inc REIT	52	2,680
Discover Financial Services	6,197	114,830
Douglas Emmett Inc REIT	1,392	23,107
Duke Realty Corp REIT	2,831	35,274
E*TRADE Financial Corp *	2,528	40,448
East West Bancorp Inc	1,665	32,551
Endurance Specialty Holdings Ltd (Bermuda)	410	18,889
Equity Residential REIT	3,018	156,785
Erie Indemnity Co ‘A’	84	5,499
Essex Property Trust Inc REIT	209	23,872
Everest Re Group Ltd (Bermuda)	626	53,097
Federal Realty Investment Trust REIT	283	22,054
Federated Investors Inc ‘B’	318	8,322
Fidelity National Financial Inc ‘A’	2,649	36,238
Fifth Third Bancorp	9,057	132,957

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-63

B-25

PACIFIC SELECT FUND
PD LARGE-CAP VALUE INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Shares	Value
First Citizens BancShares Inc ‘A’	65	$12,288
First Horizon National Corp *	2,580	30,387
First Niagara Financial Group Inc	2,352	32,881
Forest City Enterprises Inc ‘A’ *	1,451	24,217
Fulton Financial Corp	2,261	23,379
General Growth Properties Inc REIT	811	12,554
Genworth Financial Inc ‘A’ *	4,541	59,669
Green Dot Corp ‘A’ *	20	1,135
HCC Insurance Holdings Inc	1,323	38,288
HCP Inc REIT	3,533	129,979
Health Care REIT Inc	1,669	79,511
Hospitality Properties Trust REIT	1,390	32,026
Host Hotels & Resorts Inc REIT	7,500	134,025
Hudson City Bancorp Inc	4,929	62,795
Huntington Bancshares Inc	8,163	56,080
Interactive Brokers Group Inc ‘A’	267	4,758
Invesco Ltd (Bermuda)	3,718	89,455
Janus Capital Group Inc	1,901	24,656
Jefferies Group Inc	1,309	34,859
JPMorgan Chase & Co	45,347	1,923,620
KeyCorp	10,017	88,650
Kimco Realty Corp REIT	4,622	83,381
Legg Mason Inc	1,762	63,908
Leucadia National Corp	2,220	64,780
Liberty Property Trust REIT	1,300	41,496
Lincoln National Corp	3,447	95,861
Loews Corp	3,586	139,531
LPL Investment Holdings Inc *	151	5,492
M&T Bank Corp	838	72,948
Mack-Cali Realty Corp REIT	903	29,853
Markel Corp *	113	42,729
Marsh & McLennan Cos Inc	462	12,631
Marshall & Ilsley Corp	6,069	41,997
MBIA Inc *	1,772	21,246
Mercury General Corp	300	12,903
MetLife Inc	5,097	226,511
Morgan Stanley	11,760	319,990
Nationwide Health Properties Inc REIT	1,438	52,314
New York Community Bancorp Inc	4,962	93,534
Northern Trust Corp	1,656	91,759
NYSE Euronext	2,331	69,883
Old Republic International Corp	2,968	40,454
OneBeacon Insurance Group Ltd ‘A’ (Bermuda)	238	3,608
PartnerRe Ltd (Bermuda)	891	71,592
People’s United Financial Inc	4,257	59,641
Piedmont Office Realty Trust Inc ‘A’ REIT	571	11,500
Plum Creek Timber Co Inc REIT	1,077	40,334
Popular Inc *	11,493	36,088
Principal Financial Group Inc	3,643	118,616
ProLogis REIT	6,082	87,824
Protective Life Corp	975	25,974
Prudential Financial Inc	5,290	310,576
Public Storage REIT	152	15,416
Raymond James Financial Inc	1,144	37,409
Rayonier Inc REIT	634	33,298
Realty Income Corp REIT	1,345	45,999
Regency Centers Corp REIT	941	39,748
Regions Financial Corp	14,311	100,177
Reinsurance Group of America Inc	835	44,848
RenaissanceRe Holdings Ltd (Bermuda)	631	40,188
Senior Housing Properties Trust REIT	1,621	35,565
Simon Property Group Inc REIT	1,027	102,176
SL Green Realty Corp REIT	889	60,016
SLM Corp *	5,534	69,673
StanCorp Financial Group Inc	539	24,330
State Street Corp	5,718	264,972
SunTrust Banks Inc	5,697	168,118
Symetra Financial Corp	386	5,288
Synovus Financial Corp	8,925	23,562
Taubman Centers Inc REIT	622	31,399
TCF Financial Corp	1,619	23,977
TFS Financial Corp	939	8,470
The Allstate Corp	6,130	195,424
The Bank of New York Mellon Corp	13,824	417,485
The Chubb Corp	3,475	207,249
The Goldman Sachs Group Inc	5,867	986,595
The Hanover Insurance Group Inc	511	23,874
The Hartford Financial Services Group Inc	4,636	122,808
The Howard Hughes Corp *	62	3,374
The Macerich Co REIT	1,478	70,013
The NASDAQ OMX Group Inc *	1,373	32,554
The PNC Financial Services Group Inc	5,996	364,077
The Progressive Corp	7,640	151,807
The St. Joe Co *	90	1,966
The Travelers Cos Inc	4,735	263,787
Torchmark Corp	940	56,156
Transatlantic Holdings Inc	741	38,250
U.S. Bancorp	21,847	589,214
UDR Inc REIT	1,941	45,652
Unitrin Inc	594	14,577
Unum Group	3,792	91,842
Validus Holdings Ltd (Bermuda)	750	22,957
Valley National Bancorp	1,833	26,212
Ventas Inc REIT	1,301	68,276
Vornado Realty Trust REIT	1,675	139,578
W.R. Berkley Corp	1,371	37,538
Washington Federal Inc	1,285	21,742
Weingarten Realty Investors REIT	1,354	32,171
Wells Fargo & Co	55,463	1,718,798
Wesco Financial Corp	14	5,158
Weyerhaeuser Co REIT	6,101	115,492
White Mountains Insurance Group Ltd (Bermuda)	86	28,862
Wilmington Trust Corp	1,056	4,583
XL Group PLC (Ireland)	3,684	80,385
Zions Bancorp	1,978	47,927

		20,349,713

Health Care - 11.8%

Abbott Laboratories	1,724	82,597
Aetna Inc	4,559	139,095
Alere Inc *	678	24,815
Amgen Inc *	10,918	599,398
Baxter International Inc	1,135	57,454
Beckman Coulter Inc	798	60,034
Bio-Rad Laboratories Inc ‘A’ *	222	23,055
Biogen Idec Inc *	2,756	184,790
Boston Scientific Corp *	17,279	130,802
Bristol-Myers Squibb Co	19,599	518,981
Brookdale Senior Living Inc *	853	18,263
Cardinal Health Inc	2,706	103,667
CareFusion Corp *	1,622	41,685
Cephalon Inc *	857	52,894
Charles River Laboratories International Inc *	488	17,344
CIGNA Corp	3,153	115,589
Community Health Systems Inc *	319	11,921
Coventry Health Care Inc *	1,688	44,563
Eli Lilly & Co	8,925	312,732
Emdeon Inc ‘A’ *	19	257
Endo Pharmaceuticals Holdings Inc *	1,324	47,280
Forest Laboratories Inc *	3,254	104,063
Genzyme Corp *	726	51,691
Health Net Inc *	1,132	30,892
Hill-Rom Holdings Inc	105	4,134
Hologic Inc *	2,952	55,557
Humana Inc *	1,939	106,141
Johnson & Johnson	26,719	1,652,570
Kinetic Concepts Inc *	649	27,180
King Pharmaceuticals Inc *	2,524	35,462

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-63

B-26

PACIFIC SELECT FUND
PD LARGE-CAP VALUE INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Shares	Value
Life Technologies Corp *	600	$33,300
LifePoint Hospitals Inc *	629	23,116
McKesson Corp	1,637	115,212
MEDNAX Inc *	36	2,422
Medtronic Inc	2,899	107,524
Merck & Co Inc	35,540	1,280,862
Mylan Inc *	764	16,143
Omnicare Inc	1,222	31,027
PerkinElmer Inc	738	19,055
Pfizer Inc	91,932	1,609,729
Quest Diagnostics Inc	208	11,226
Teleflex Inc	386	20,771
Tenet Healthcare Corp *	1,539	10,296
The Cooper Cos Inc	418	23,550
Thermo Fisher Scientific Inc *	4,677	258,919
UnitedHealth Group Inc	12,954	467,769
Universal Health Services Inc ‘B’	961	41,727
Watson Pharmaceuticals Inc *	1,273	65,750
WellPoint Inc *	4,556	259,054
Zimmer Holdings Inc *	2,311	124,054

		9,176,412

Industrials - 8.6%

Aecom Technology Corp *	801	22,404
AGCO Corp *	1,060	53,700
Alexander & Baldwin Inc	473	18,934
Alliant Techsystems Inc *	31	2,307
AMR Corp *	2,583	20,122
Armstrong World Industries Inc	203	8,729
Avery Dennison Corp	1,186	50,215
Babcock & Wilcox Co *	294	7,523
BE Aerospace Inc *	1,103	40,844
Carlisle Cos Inc	644	25,593
Chicago Bridge & Iron Co NV ‘NY’ * (Netherlands)	686	22,569
Cintas Corp	1,518	42,443
CNH Global * (Netherlands)	232	11,076
Con-way Inc	567	20,735
Copa Holdings SA ‘A’ (Panama)	129	7,590
Corrections Corp of America *	1,068	26,764
Covanta Holding Corp	1,389	23,877
Crane Co	562	23,081
CSX Corp	4,436	286,610
Danaher Corp	451	21,274
Deere & Co	271	22,507
Dover Corp	785	45,883
Eaton Corp	1,411	143,231
Equifax Inc	1,442	51,335
FedEx Corp	1,263	117,472
Flowserve Corp	99	11,803
Fluor Corp	1,914	126,822
FTI Consulting Inc *	103	3,840
Gardner Denver Inc	37	2,546
GATX Corp	378	13,336
General Cable Corp *	367	12,878
General Dynamics Corp	3,938	279,441
General Electric Co	93,453	1,709,255
Goodrich Corp	1,025	90,272
Harsco Corp	848	24,015
Hertz Global Holdings Inc *	311	4,506
Hubbell Inc ‘B’	409	24,593
IDEX Corp	170	6,650
Ingersoll-Rand PLC (Ireland)	3,668	172,726
ITT Corp	2,091	108,962
Jacobs Engineering Group Inc *	564	25,859
Kansas City Southern *	480	22,973
KAR Auction Services Inc *	293	4,043
KBR Inc	1,620	49,361
Kennametal Inc	231	9,115
Kirby Corp *	575	25,329
L-3 Communications Holdings Inc	1,318	92,906
Lockheed Martin Corp	757	52,922
Manpower Inc	933	58,555
Masco Corp	2,892	36,613
Norfolk Southern Corp	4,217	264,912
Northrop Grumman Corp	3,432	222,325
Owens Corning *	562	17,506
Parker-Hannifin Corp	1,315	113,485
Pentair Inc	544	19,861
Pitney Bowes Inc	692	16,733
Quanta Services Inc *	2,395	47,708
Raytheon Co	4,343	201,255
Regal-Beloit Corp	69	4,606
Republic Services Inc	2,595	77,487
Rockwell Collins Inc	850	49,521
RR Donnelley & Sons Co	2,245	39,220
Ryder System Inc	292	15,371
Snap-on Inc	666	37,682
Southwest Airlines Co	7,354	95,455
Spirit AeroSystems Holdings Inc ‘A’ *	1,030	21,434
SPX Corp	452	32,314
Terex Corp *	1,254	38,924
Textron Inc	1,529	36,146
The Boeing Co	1,643	107,222
The Shaw Group Inc *	403	13,795
The Timken Co	256	12,219
Thomas & Betts Corp *	497	24,005
Towers Watson & Co ‘A’	414	21,553
Trinity Industries Inc	903	24,029
Tyco International Ltd (Switzerland)	4,975	206,164
Union Pacific Corp	5,047	467,655
United Continental Holdings *	462	11,005
United Technologies Corp	914	71,950
URS Corp *	950	39,530
USG Corp *	437	7,355
UTi Worldwide Inc (United Kingdom)	203	4,304
Wabtec Corp	461	24,382
Waste Connections Inc	280	7,708
Waste Management Inc	5,505	202,969
WESCO International Inc *	331	17,477

		6,701,406

Information Technology - 5.3%

Activision Blizzard Inc	4,308	53,592
Advanced Micro Devices Inc *	4,163	34,053
Amdocs Ltd * (United Kingdom)	1,583	43,485
AOL Inc *	1,204	28,547
Arrow Electronics Inc *	1,238	42,401
Atmel Corp *	509	6,271
Avnet Inc *	1,730	57,142
AVX Corp	517	7,977
Booz Allen Hamilton Holding Corp *	39	758
Broadridge Financial Solutions Inc	141	3,092
Brocade Communications Systems Inc *	5,056	26,746
CA Inc	829	20,261
CommScope Inc *	1,062	33,156
Computer Sciences Corp	1,757	87,147
Compuware Corp *	1,088	12,697
Convergys Corp *	1,159	15,264
CoreLogic Inc	1,331	24,650
Corning Inc	15,564	300,696
Diebold Inc	596	19,102
eBay Inc *	8,126	226,147
EchoStar Corp ‘A’ *	422	10,537
Electronic Arts Inc *	228	3,735
Fairchild Semiconductor International Inc *	1,434	22,385
Fidelity National Information Services Inc	3,008	82,389
Fiserv Inc *	571	33,438
IAC/InterActiveCorp *	483	13,862
Ingram Micro Inc ‘A’ *	1,662	31,728

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-63

B-27

PACIFIC SELECT FUND
PD LARGE-CAP VALUE INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Shares	Value
Intel Corp	20,038	$421,399
International Rectifier Corp *	805	23,900
Intersil Corp ‘A’	952	14,537
Itron Inc *	30	1,664
Jabil Circuit Inc	625	12,556
KLA-Tencor Corp	1,830	70,711
Lexmark International Inc ‘A’ *	884	30,781
LSI Corp *	7,023	42,068
MEMC Electronic Materials Inc *	1,536	17,295
Micron Technology Inc *	9,749	78,187
Microsoft Corp	28,895	806,748
Molex Inc	1,495	33,966
Monster Worldwide Inc *	734	17,344
Motorola Inc *	26,486	240,228
National Semiconductor Corp	250	3,440
Novell Inc *	3,966	23,479
Novellus Systems Inc *	120	3,878
PMC-Sierra Inc *	2,484	21,338
Seagate Technology PLC * (Ireland)	1,544	23,206
SunPower Corp ‘A’ *	646	8,288
Symantec Corp *	8,248	138,072
Synopsys Inc *	1,606	43,217
Tech Data Corp *	532	23,419
Tellabs Inc	4,387	29,744
Texas Instruments Inc	7,619	247,617
Total System Services Inc	1,875	28,838
Vishay Intertechnology Inc *	1,757	25,793
Vishay Precision Group Inc *	153	2,883
Western Digital Corp *	2,013	68,241
Xerox Corp	15,715	181,037
Yahoo! Inc *	8,586	142,785
Zebra Technologies Corp ‘A’ *	269	10,219

		4,078,136

Materials - 2.9%

AK Steel Holding Corp	1,038	16,992
Alcoa Inc	9,948	153,100
Aptargroup Inc	783	37,247
Ashland Inc	818	41,603
Ball Corp	830	56,481
Bemis Co Inc	1,251	40,858
Cabot Corp	744	28,012
CF Industries Holdings Inc	225	30,409
Commercial Metals Co	1,304	21,633
Cytec Industries Inc	553	29,342
Domtar Corp	487	36,973
E.I. du Pont de Nemours & Co	6,763	337,338
Eastman Chemical Co	653	54,904
FMC Corp	263	21,011
Greif Inc ‘A’	395	24,451
Huntsman Corp	2,119	33,078
International Paper Co	1,104	30,073
Intrepid Potash Inc *	514	19,167
MeadWestvaco Corp	1,946	50,907
Nucor Corp	2,050	89,831
Owens-Illinois Inc *	1,309	40,186
Packaging Corp of America	1,163	30,052
PPG Industries Inc	1,584	133,167
Reliance Steel & Aluminum Co	758	38,734
Royal Gold Inc	515	28,134
RPM International Inc	723	15,978
Schnitzer Steel Industries Inc ‘A’	200	13,278
Sealed Air Corp	1,819	46,294
Sigma-Aldrich Corp	110	7,322
Sonoco Products Co	1,154	38,855
Steel Dynamics Inc	2,474	45,274
Temple-Inland Inc	1,003	21,304
The Dow Chemical Co	13,162	449,351
The Sherwin-Williams Co	398	33,333
The Valspar Corp	1,031	35,549
United States Steel Corp	1,327	77,523
Vulcan Materials Co	1,455	64,544
Walter Energy Inc	135	17,258

		2,289,546

Telecommunication Services - 4.9%

AT&T Inc ‡	67,347	1,978,655
CenturyLink Inc	3,423	158,040
Clearwire Corp ‘A’ *	417	2,148
Frontier Communications Corp	6,921	67,341
Leap Wireless International Inc *	682	8,361
Level 3 Communications Inc *	11,071	10,850
MetroPCS Communications Inc *	1,510	19,071
NII Holdings Inc *	406	18,132
Qwest Communications International Inc	19,785	150,564
Sprint Nextel Corp *	33,562	141,967
Telephone & Data Systems Inc	975	35,636
U.S. Cellular Corp *	181	9,039
Verizon Communications Inc	32,217	1,152,724
Windstream Corp	3,223	44,929

		3,797,457

Utilities - 6.5%

AGL Resources Inc	876	31,405
Allegheny Energy Inc	1,933	46,856
Alliant Energy Corp	1,262	46,404
Ameren Corp	2,715	76,536
American Electric Power Co Inc	5,457	196,343
American Water Works Co Inc	1,990	50,327
Aqua America Inc	1,582	35,563
Atmos Energy Corp	1,047	32,666
Calpine Corp *	2,127	28,374
CenterPoint Energy Inc	4,793	75,346
CMS Energy Corp	2,786	51,820
Consolidated Edison Inc	3,213	159,268
Constellation Energy Group Inc	2,105	64,476
Dominion Resources Inc	6,793	290,197
DPL Inc	1,374	35,326
DTE Energy Co	1,919	86,969
Duke Energy Corp	14,965	266,527
Edison International	3,713	143,322
Energen Corp	826	39,863
Entergy Corp	2,157	152,780
Exelon Corp	7,528	313,466
FirstEnergy Corp	3,474	128,607
GenOn Energy Inc *	8,623	32,854
Great Plains Energy Inc	1,544	29,938
Hawaiian Electric Industries Inc	1,061	24,180
Integrys Energy Group Inc	881	42,737
ITC Holdings Corp	65	4,029
MDU Resources Group Inc	2,150	43,580
National Fuel Gas Co	838	54,990
NextEra Energy Inc	4,726	245,705
NiSource Inc	3,157	55,626
Northeast Utilities	2,005	63,919
NRG Energy Inc *	2,909	56,842
NSTAR	1,217	51,345
NV Energy Inc	2,703	37,977
OGE Energy Corp	1,107	50,413
ONEOK Inc	1,211	67,174
Ormat Technologies Inc	114	3,372
Pepco Holdings Inc	2,543	46,410
PG&E Corp	4,468	213,749
Pinnacle West Capital Corp	1,235	51,191
PPL Corp	5,495	144,628
Progress Energy Inc	3,272	142,267
Public Service Enterprise Group Inc	5,766	183,416
Questar Corp	1,966	34,228
SCANA Corp	1,286	52,212
Sempra Energy	2,821	148,046

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-63

B-28

PACIFIC SELECT FUND
PD LARGE-CAP VALUE INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Shares	Value
Southern Co	9,397	$359,247
TECO Energy Inc	2,445	43,521
The AES Corp *	7,631	92,946
UGI Corp	1,254	39,601
Vectren Corp	925	23,477
Westar Energy Inc	1,365	34,343
Wisconsin Energy Corp	1,332	78,402
Xcel Energy Inc	5,237	123,331

		5,028,137

Total Common Stocks
(Cost $64,487,587)		73,615,357

EXCHANGE-TRADED FUND - 1.7%

iShares Russell 1000 Value Index Fund	19,852	1,287,799

Total Exchange-Traded Fund
(Cost $1,266,012)		1,287,799

	Principal
	Amount
SHORT-TERM INVESTMENT - 2.9%

Repurchase Agreement - 2.9%

Fixed Income Clearing Corp 0.010% due 01/03/11 (Dated 12/31/10, repurchase price of $2,284,250; collateralized by Federal Home Loan Bank: 0.410% due 02/01/11 and value $2,333,719)	$2,284,248	2,284,248

Total Short-Term Investment
(Cost $2,284,248)		2,284,248

TOTAL INVESTMENTS - 99.6%
(Cost $68,037,847)		77,187,404

OTHER ASSETS & LIABILITIES, NET - 0.4%		302,522

NET ASSETS - 100.0%		$77,489,926

Notes to Schedule of Investments

(a)	As of December 31, 2010, the portfolio was diversified as a percentage of net assets as follows:

Financials	26.3%
Energy	11.9%
Health Care	11.8%
Consumer Staples	9.4%
Industrials	8.6%
Consumer Discretionary	7.4%
Utilities	6.5%
Information Technology	5.3%
Telecommunication Services	4.9%
Materials	2.9%
Short-Term Investment	2.9%
Exchange-Traded Fund	1.7%

99.6%
Other Assets & Liabilities, Net	0.4%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	As of December 31, 2010, investments with a total aggregate value of $587,600 were fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts.

(d)	Open futures contracts outstanding as of December 31, 2010 were as follows:

	Number of	Notional	Unrealized
Long Futures Outstanding	Contracts	Amount	Appreciation
S&P 500 E-Mini (03/11)	38	$2,349,023	$31,677

(e)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 12 in the Notes to Financial Statements) as of December 31, 2010:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2010	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Common Stocks (1)	$73,615,357	$73,615,357	$-	$-
	Exchange-Traded Fund	1,287,799	1,287,799	-	-
	Short-Term Investment	2,284,248	-	2,284,248	-
	Derivatives:
	Equity Contracts
	Futures	31,677	31,677	-	-

	Total	$77,219,081	$74,934,833	$2,284,248	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-63

B-29

PACIFIC SELECT FUND
PD SMALL-CAP GROWTH INDEX PORTFOLIO
Schedule of Investments
December 31, 2010

	Shares	Value

COMMON STOCKS - 98.1%

Consumer Discretionary - 16.9%

1-800-FLOWERS.COM Inc ‘A’ *	107	$288
99 Cents Only Stores *	1,251	19,941
AFC Enterprises Inc *	738	10,258
Ambassadors Group Inc	638	7,337
America’s Car-Mart Inc *	170	4,604
American Axle & Manufacturing Holdings Inc *	1,833	23,572
American Greetings Corp ‘A’	71	1,573
American Public Education Inc *	617	22,977
Amerigon Inc *	696	7,572
Ameristar Casinos Inc	856	13,379
AnnTaylor Stores Corp *	1,938	53,082
Arbitron Inc	867	35,998
Archipelago Learning Inc *	371	3,640
Asbury Automotive Group Inc *	934	17,260
Ballantyne Strong Inc *	479	3,722
bebe Stores Inc	175	1,043
Belo Corp ‘A’ *	3,344	23,676
Big 5 Sporting Goods Corp	621	9,483
Biglari Holdings Inc *	4	1,641
BJ’s Restaurants Inc *	723	25,616
Blue Nile Inc *	446	25,449
Blyth Inc	48	1,655
Bridgepoint Education Inc *	615	11,685
Brown Shoe Co Inc	999	13,916
Brunswick Corp	2,913	54,590
Buffalo Wild Wings Inc *	598	26,222
California Pizza Kitchen Inc *	659	11,388
Cambium Learning Group Inc *	405	1,393
Capella Education Co *	537	35,753
Caribou Coffee Co Inc *	203	2,046
Carmike Cinemas Inc *	158	1,220
Carrols Restaurant Group Inc *	443	3,287
Carter’s Inc *	1,955	57,692
Casual Male Retail Group Inc *	1,181	5,598
Cavco Industries Inc *	38	1,774
CEC Entertainment Inc *	700	27,181
Cherokee Inc	360	6,772
Christopher & Banks Corp	668	4,108
Churchill Downs Inc	49	2,127
Citi Trends Inc *	463	11,367
CKX Inc *	253	1,020
Coinstar Inc *	1,029	58,077
Coldwater Creek Inc *	2,104	6,670
Collective Brands Inc *	1,444	30,468
Cooper Tire & Rubber Co	2,042	48,150
Core-Mark Holding Co Inc *	51	1,815
Corinthian Colleges Inc *	2,769	14,427
CPI Corp	179	4,036
Cracker Barrel Old Country Store Inc	713	39,051
Crocs Inc *	2,804	48,005
Crown Media Holdings Inc ‘A’ *	114	299
Culp Inc *	370	3,833
Dana Holding Corp *	4,212	72,489
Deckers Outdoor Corp *	1,256	100,153
Denny’s Corp *	3,161	11,316
Destination Maternity Corp *	165	6,258
Dex One Corp *	103	768
DineEquity Inc *	579	28,591
Domino’s Pizza Inc *	482	7,688
Dorman Products Inc *	383	13,880
Drew Industries Inc	219	4,976
drugstore.com Inc *	2,812	6,215
DSW Inc ‘A’ *	483	18,885
Eastman Kodak Co *	8,753	46,916
Einstein Noah Restaurant Group Inc *	178	2,501
Empire Resorts Inc *	707	728
Entercom Communications Corp ‘A’ *	621	7,191
Entravision Communications Corp ‘A’ *	1,974	5,073
Ethan Allen Interiors Inc	262	5,243
Exide Technologies *	582	5,477
Express Inc	512	9,626
Fuel Systems Solutions Inc *	530	15,571
G-III Apparel Group Ltd *	516	18,137
Genesco Inc *	64	2,399
Global Sources Ltd * (Bermuda)	647	6,159
Grand Canyon Education Inc *	1,092	21,392
Group 1 Automotive Inc	164	6,849
Harte-Hanks Inc	1,228	15,682
hhgregg Inc *	433	9,071
Hibbett Sports Inc *	925	34,133
Hot Topic Inc	524	3,285
HSN Inc *	1,253	38,392
Interval Leisure Group Inc *	1,451	23,419
iRobot Corp *	720	17,914
Jack in the Box Inc *	1,670	35,287
Jamba Inc *	2,181	4,951
Jo-Ann Stores Inc *	886	53,355
Joe’s Jeans Inc *	1,154	1,800
Jos. A. Bank Clothiers Inc *	902	36,369
K-Swiss Inc ‘A’ *	419	5,225
K12 Inc *	822	23,559
Kenneth Cole Productions Inc ‘A’ *	76	949
Kirkland’s Inc *	591	8,292
Knology Inc *	883	13,801
Krispy Kreme Doughnuts Inc *	2,164	15,105
La-Z-Boy Inc *	162	1,461
Lacrosse Footwear Inc	136	2,230
LeapFrog Enterprises Inc *	877	4,867
Learning Tree International Inc	177	1,692
Lee Enterprises Inc *	1,432	3,523
Life Time Fitness Inc *	1,211	49,639
Lincoln Educational Services Corp	537	8,329
Lions Gate Entertainment Corp * (Canada)	1,537	10,006
Liz Claiborne Inc *	2,993	21,430
LodgeNet Interactive Corp *	217	922
Lumber Liquidators Holdings Inc *	765	19,056
Maidenform Brands Inc *	739	17,566
Marine Products Corp *	278	1,851
Martha Stewart Living Omnimedia Inc ‘A’ *	818	3,616
Matthews International Corp ‘A’	978	34,210
McCormick & Schmick’s Seafood Restaurants Inc *	176	1,600
Media General Inc ‘A’ *	140	809
Midas Inc *	657	5,328
Monro Muffler Brake Inc	975	33,725
Morgans Hotel Group Co *	365	3,311
National CineMedia Inc	1,768	35,201
NutriSystem Inc	876	18,422
OfficeMax Inc *	962	17,027
Orbitz Worldwide Inc *	616	3,443
Overstock.com Inc *	519	8,553
Oxford Industries Inc	487	12,472
P.F. Chang’s China Bistro Inc	750	36,345
Papa John’s International Inc *	511	14,155
Peet’s Coffee & Tea Inc *	405	16,905
Penske Automotive Group Inc *	601	10,469
PetMed Express Inc	721	12,841
Pier 1 Imports Inc *	3,432	36,036
Pinnacle Entertainment Inc *	105	1,472
Playboy Enterprises Inc ‘B’ *	439	2,292
Polaris Industries Inc	1,010	78,800
Pool Corp	1,618	36,470
Pre-Paid Legal Services Inc *	251	15,123
RC2 Corp *	53	1,154
Rentrak Corp *	299	9,018
Retail Ventures Inc *	794	12,942

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-63

B-30

PACIFIC SELECT FUND
PD SMALL-CAP GROWTH INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Shares	Value
RG Barry Corp	285	$3,169
Rue21 Inc *	525	15,388
Ruth’s Hospitality Group Inc *	1,031	4,774
Sally Beauty Holdings Inc *	2,806	40,771
Scientific Games Corp ‘A’ *	1,049	10,448
Sealy Corp *	508	1,483
Select Comfort Corp *	1,446	13,202
Shoe Carnival Inc *	47	1,269
Shuffle Master Inc *	1,820	20,839
Shutterfly Inc *	880	30,826
Skechers U.S.A. Inc ‘A’ *	1,106	22,120
Smith & Wesson Holding Corp *	2,191	8,194
Sonic Automotive Inc ‘A’	176	2,330
Sonic Corp *	2,117	21,424
Sotheby’s	2,183	98,235
Standard Motor Products Inc	127	1,740
Stein Mart Inc	306	2,831
Steiner Leisure Ltd * (Bahamas)	517	24,144
Steven Madden Ltd *	801	33,418
Stoneridge Inc *	549	8,669
Sturm Ruger & Co Inc	693	10,596
Summer Infant Inc *	322	2,441
Superior Industries International Inc	211	4,477
SuperMedia Inc *	380	3,310
Systemax Inc *	311	4,385
Tenneco Inc *	1,940	79,850
Texas Roadhouse Inc *	1,831	31,438
The Bon-Ton Stores Inc *	117	1,481
The Buckle Inc	791	29,876
The Cato Corp ‘A’	890	24,395
The Cheesecake Factory Inc *	1,976	60,584
The Children’s Place Retail Stores Inc *	812	40,308
The Dress Barn Inc *	1,822	48,137
The Finish Line Inc ‘A’	458	7,873
The McClatchy Co ‘A’ *	2,192	10,237
The Princeton Review Inc *	538	635
The Talbots Inc *	1,953	16,640
The Timberland Co ‘A’ *	913	22,451
The Warnaco Group Inc *	1,442	79,411
The Wet Seal Inc ‘A’ *	2,261	8,366
True Religion Apparel Inc *	859	19,121
U.S. Auto Parts Network Inc *	451	3,788
Ulta Salon Cosmetics & Fragrance Inc *	1,028	34,952
Under Armour Inc ‘A’ *	1,142	62,627
Universal Electronics Inc *	153	4,341
Universal Technical Institute Inc	660	14,533
Valassis Communications Inc *	1,618	52,342
Vera Bradley Inc *	289	9,537
Vitacost.com Inc * +	450	1,924
Vitamin Shoppe Inc *	501	16,854
Volcom Inc	611	11,530
Warner Music Group Corp *	529	2,978
Westwood One Inc *	147	1,342
Weyco Group Inc	105	2,571
Winmark Corp	66	2,220
Winnebago Industries Inc *	926	14,075
Wolverine World Wide Inc	1,644	52,411
World Wrestling Entertainment Inc ‘A’	666	9,484
Zumiez Inc *	714	19,185

		3,405,097

Consumer Staples - 2.9%

Arden Group Inc ‘A’	35	2,888
B&G Foods Inc	826	11,341
Bridgford Foods Corp	56	798
Cal-Maine Foods Inc	399	12,600
Calavo Growers Inc	440	10,142
Casey’s General Stores Inc	459	19,512
Coca-Cola Bottling Co Consolidated	143	7,948
Darling International Inc *	2,071	27,503
Diamond Foods Inc	706	37,545
Heckmann Corp *	2,828	14,225
Inter Parfums Inc	534	10,066
J&J Snack Foods Corp	462	22,287
Lancaster Colony Corp	626	35,807
Lifeway Foods Inc *	137	1,308
Limoneira Co	248	7,118
Medifast Inc *	419	12,101
National Beverage Corp	358	4,704
Nature’s Sunshine Products Inc *	218	1,958
Nu Skin Enterprises Inc ‘A’	1,601	48,446
Oil-Dri Corp of America	57	1,225
Pilgrim’s Pride Corp *	626	4,438
PriceSmart Inc	527	20,042
Revlon Inc ‘A’ *	145	1,427
Rite Aid Corp *	1,093	965
Ruddick Corp	726	26,746
Sanderson Farms Inc	650	25,447
Smart Balance Inc *	823	3,564
Snyder’s-Lance Inc	899	21,073
Star Scientific Inc *	2,902	5,659
Susser Holdings Corp *	24	332
Synutra International Inc *	673	9,052
The Boston Beer Co Inc ‘A’ *	282	26,815
The Female Health Co	584	3,323
The Fresh Market Inc *	166	6,839
The Pantry Inc *	63	1,251
Tootsie Roll Industries Inc	698	20,221
United Natural Foods Inc *	1,545	56,671
USANA Health Sciences Inc *	203	8,820
Vector Group Ltd	962	16,662
Village Super Market Inc ‘A’	223	7,359
WD-40 Co	501	20,180

		576,408

Energy - 5.0%

Abraxas Petroleum Corp *	771	3,523
Apco Oil and Gas International Inc (Cayman)	302	17,365
BPZ Resources Inc *	645	3,070
Brigham Exploration Co *	3,786	103,131
Callon Petroleum Co *	856	5,068
CAMAC Energy Inc *	1,464	2,913
CARBO Ceramics Inc	615	63,677
Carrizo Oil & Gas Inc *	1,054	36,352
Cheniere Energy Inc *	605	3,340
Clayton Williams Energy Inc *	170	14,275
Clean Energy Fuels Corp *	1,532	21,203
Cloud Peak Energy Inc *	222	5,157
Contango Oil & Gas Co *	261	15,120
Dril-Quip Inc *	1,109	86,192
Endeavour International Corp *	786	10,847
Energy XXI Ltd * (Bermuda)	2,251	62,285
Evolution Petroleum Corp *	430	2,804
FX Energy Inc *	1,935	11,900
Gulfport Energy Corp *	859	18,597
Hallador Energy Co	107	1,122
Houston American Energy Corp	608	10,999
ION Geophysical Corp *	4,337	36,778
Isramco Inc *	34	2,866
James River Coal Co *	700	17,731
Key Energy Services Inc *	193	2,505
Kodiak Oil & Gas Corp * (Canada)	5,521	36,439
L&L Energy Inc *	659	7,117
Lufkin Industries Inc	981	61,205
Magnum Hunter Resources Corp *	1,670	12,024
Matrix Service Co *	122	1,486
McMoRan Exploration Co *	3,115	53,391
Newpark Resources Inc *	167	1,029
Northern Oil & Gas Inc *	1,757	47,808
Oasis Petroleum Inc *	757	20,530

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-63

B-31

PACIFIC SELECT FUND
PD SMALL-CAP GROWTH INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Shares	Value
OYO Geospace Corp *	125	$12,389
Panhandle Oil & Gas Inc ‘A’	212	5,813
PetroQuest Energy Inc *	349	2,628
RAM Energy Resources Inc *	1,419	2,611
Rentech Inc *	7,515	9,168
Resolute Energy Corp *	103	1,520
Rex Energy Corp *	155	2,116
Rosetta Resources Inc *	1,060	39,898
RPC Inc	1,414	25,622
Scorpio Tankers Inc *	565	5,712
Stone Energy Corp *	83	1,850
Syntroleum Corp *	2,158	3,992
TETRA Technologies Inc *	225	2,671
TransAtlantic Petroleum Ltd * (Bermuda)	4,640	15,451
Uranium Energy Corp *	2,030	12,261
Vaalco Energy Inc *	182	1,303
Venoco Inc *	131	2,417
Warren Resources Inc *	354	1,600
World Fuel Services Corp	1,252	45,272

		994,143

Financials - 4.7%

Acadia Realty Trust REIT	281	5,125
Advance America Cash Advance Centers Inc	226	1,275
Alexander’s Inc REIT	43	17,728
Artio Global Investors Inc	795	11,726
Associated Estates Realty Corp REIT	998	15,259
Bank of the Ozarks Inc	58	2,514
BGC Partners Inc ‘A’	2,101	17,459
Bridge Bancorp Inc	59	1,454
Cash America International Inc	320	11,818
CNO Financial Group Inc *	583	3,953
Cohen & Steers Inc	435	11,353
Compass Diversified Holdings	112	1,981
Crawford & Co ‘B’ *	721	2,451
Credit Acceptance Corp *	176	11,048
Diamond Hill Investment Group Inc	70	5,064
Dollar Financial Corp *	833	23,849
Duff & Phelps Corp ‘A’	1,010	17,029
DuPont Fabros Technology Inc REIT	465	9,891
EastGroup Properties Inc REIT	380	16,082
eHealth Inc *	764	10,841
Encore Capital Group Inc *	289	6,777
Epoch Holding Corp	422	6,554
Equity Lifestyle Properties Inc REIT	561	31,377
Equity One Inc REIT	195	3,545
Evercore Partners Inc ‘A’	460	15,640
Ezcorp Inc ‘A’ *	1,370	37,168
FelCor Lodging Trust Inc REIT *	1,655	11,651
Financial Engines Inc *	392	7,773
First American Financial Corp	196	2,928
First Cash Financial Services Inc *	972	30,122
First Financial Bankshares Inc	286	14,637
GAMCO Investors Inc ‘A’	151	7,250
Getty Realty Corp REIT	363	11,355
GFI Group Inc	1,170	5,487
Gleacher & Co Inc *	1,030	2,441
HFF Inc ‘A’ *	347	3,352
Home Properties Inc REIT	391	21,697
Investors Bancorp Inc *	178	2,335
JMP Group Inc	29	221
KBW Inc	855	23,872
Kennedy-Wilson Holdings Inc *	596	5,954
Ladenburg Thalmann Financial Services Inc *	2,903	3,397
Life Partners Holdings Inc	216	4,132
LTC Properties Inc REIT	214	6,009
MarketAxess Holdings Inc	958	19,936
Mid-America Apartment Communities Inc REIT	640	40,634
National Health Investors Inc REIT	347	15,622
Nelnet Inc ‘A’	71	1,682
NetSpend Holdings Inc *	500	6,410
Omega Healthcare Investors Inc REIT	563	12,634
optionsXpress Holdings Inc	1,401	21,954
Oritani Financial Corp	701	8,580
Portfolio Recovery Associates Inc *	555	41,736
Potlatch Corp REIT	655	21,320
PS Business Parks Inc REIT	108	6,018
Pzena Investment Management Inc ‘A’	251	1,845
Rodman & Renshaw Capital Group Inc *	438	1,174
S.Y. Bancorp Inc	49	1,203
Saul Centers Inc REIT	131	6,203
Signature Bank *	1,346	67,300
Stifel Financial Corp *	1,001	62,102
Strategic Hotels & Resorts Inc REIT *	1,056	5,586
Suffolk Bancorp	95	2,345
Tanger Factory Outlet Centers Inc REIT	758	38,802
Tejon Ranch Co *	125	3,444
Tower Group Inc	636	16,269
TradeStation Group Inc *	282	1,903
Trustco Bank Corp NY	204	1,293
Universal Health Realty Income Trust REIT	187	6,831
ViewPoint Financial Group	169	1,976
Virtus Investment Partners Inc *	146	6,624
Washington REIT	496	15,371
Westamerica Bancorp	420	23,297
Westwood Holdings Group Inc	178	7,113
World Acceptance Corp *	282	14,890

		945,671

Health Care - 18.6%

Abaxis Inc *	729	19,574
ABIOMED Inc *	1,103	10,600
Accelrys Inc *	1,018	8,449
Accretive Health Inc *	363	5,899
Accuray Inc *	1,626	10,975
Acorda Therapeutics Inc *	1,246	33,966
Acura Pharmaceuticals Inc *	230	761
Affymax Inc *	632	4,203
Affymetrix Inc *	189	951
Air Methods Corp *	389	21,889
Akorn Inc *	1,741	10,568
Alexza Pharmaceuticals Inc *	1,480	1,850
Align Technology Inc *	1,944	37,986
Alimera Sciences Inc *	274	2,844
Alkermes Inc *	806	9,898
Alliance HealthCare Services Inc *	832	3,528
Allos Therapeutics Inc *	2,498	11,516
Almost Family Inc *	274	10,527
Alnylam Pharmaceuticals Inc *	1,142	11,260
Alphatec Holdings Inc *	1,154	3,116
AMAG Pharmaceuticals Inc *	651	11,783
Amedisys Inc *	948	31,758
America Service Group Inc	275	4,163
American Medical Systems Holdings Inc *	2,472	46,622
AMERIGROUP Corp *	219	9,618
AMN Healthcare Services Inc *	1,216	7,466
Analogic Corp	289	14,308
Antares Pharma Inc *	2,729	4,639
Anthera Pharmaceuticals Inc *	175	854
Aoxing Pharmaceutical Co Inc *	670	1,869
Ardea Biosciences Inc *	468	12,168
Arena Pharmaceuticals Inc *	4,402	7,571
ARIAD Pharmaceuticals Inc *	4,200	21,420
ArQule Inc *	1,250	7,337
Array BioPharma Inc *	1,630	4,874
ArthroCare Corp *	877	27,240
AspenBio Pharma Inc *	1,046	631
athenahealth Inc *	1,084	44,422
Atrion Corp	53	9,511

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-63

B-32

PACIFIC SELECT FUND
PD SMALL-CAP GROWTH INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Shares	Value

Auxilium Pharmaceuticals Inc *	1,346	$28,401
AVANIR Pharmaceuticals Inc ‘A’ *	3,077	12,554
AVEO Pharmaceuticals Inc *	456	6,667
AVI BioPharma Inc *	3,287	6,968
Bio-Reference Labs Inc *	792	17,567
BioCryst Pharmaceuticals Inc *	851	4,400
Biodel Inc *	892	1,632
BioMimetic Therapeutics Inc *	626	7,950
Biosante Pharmaceuticals Inc *	2,172	3,562
BioScrip Inc *	951	4,974
BioSpecifics Technologies Corp *	112	2,867
Biotime Inc *	847	7,056
Bruker Corp *	2,353	39,060
Cadence Pharmaceuticals Inc *	984	7,429
Caliper Life Sciences Inc *	1,353	8,578
CardioNet Inc *	170	796
Catalyst Health Solutions Inc *	1,238	57,555
Celera Corp *	175	1,102
Celldex Therapeutics Inc *	969	3,992
Cepheid Inc *	1,917	43,612
Cerus Corp *	1,781	4,381
Chelsea Therapeutics International Ltd *	1,501	11,257
Chemed Corp	737	46,807
Chindex International Inc *	165	2,721
Clinical Data Inc *	415	6,603
Codexis Inc *	474	5,024
Computer Programs & Systems Inc	306	14,333
Conceptus Inc *	1,073	14,807
Continucare Corp *	622	2,911
Corcept Therapeutics Inc *	858	3,312
Corvel Corp *	220	10,637
Cubist Pharmaceuticals Inc *	1,906	40,788
Cumberland Pharmaceuticals Inc *	341	2,043
Curis Inc *	2,167	4,291
Cyberonics Inc *	919	28,507
Cytokinetics Inc *	1,264	2,642
Cytori Therapeutics Inc *	1,836	9,529
CytRx Corp *	3,255	3,288
Delcath Systems Inc *	1,450	14,210
Depomed Inc *	1,694	10,774
DexCom Inc *	2,035	27,778
Dionex Corp *	569	67,148
DURECT Corp *	3,009	10,381
Dyax Corp *	2,908	6,223
Dynavax Technologies Corp *	3,230	10,336
Emergent BioSolutions Inc *	615	14,428
Emeritus Corp *	753	14,842
Endologix Inc *	1,666	11,912
Enzo Biochem Inc *	927	4,895
Enzon Pharmaceuticals Inc *	965	11,744
eResearchTechnology Inc *	1,527	11,223
Eurand NV * (Netherlands)	651	7,701
Exact Sciences Corp *	1,504	8,994
Exactech Inc *	160	3,011
Exelixis Inc *	1,959	16,083
Furiex Pharmaceuticals Inc *	217	3,136
Genomic Health Inc *	477	10,203
Genoptix Inc *	551	10,480
Gentiva Health Services Inc *	310	8,246
Geron Corp *	4,106	21,228
Haemonetics Corp *	816	51,555
Halozyme Therapeutics Inc *	2,569	20,346
Hanger Orthopedic Group Inc *	483	10,235
Hansen Medical Inc *	1,164	1,711
HealthSouth Corp *	2,882	59,686
HeartWare International Inc *	310	27,147
Hi-Tech Pharmacal Co Inc *	314	7,834
HMS Holdings Corp *	875	56,674
ICU Medical Inc *	76	2,774
Idenix Pharmaceuticals Inc *	1,074	5,413
Immucor Inc *	2,290	45,411
ImmunoGen Inc *	2,130	19,724
Immunomedics Inc *	1,963	7,028
Impax Laboratories Inc *	1,825	36,701
Incyte Corp Ltd *	2,836	46,964
Infinity Pharmaceuticals Inc *	368	2,182
Inhibitex Inc *	1,341	3,487
Inovio Pharmaceuticals Inc *	1,458	1,677
Inspire Pharmaceuticals Inc *	2,241	18,824
Insulet Corp *	1,406	21,793
Integra LifeSciences Holdings Corp *	678	32,069
InterMune Inc *	1,553	56,529
Invacare Corp	50	1,508
IPC The Hospitalist Co Inc *	535	20,870
IRIS International Inc *	547	5,596
Ironwood Pharmaceuticals Inc ‘A’ *	680	7,038
Isis Pharmaceuticals Inc *	3,280	33,194
Jazz Pharmaceuticals Inc *	486	9,564
Kensey Nash Corp *	239	6,651
Keryx Biopharmaceuticals Inc *	1,802	8,253
Landauer Inc	318	19,070
LCA-Vision Inc *	721	4,146
Lexicon Pharmaceuticals Inc *	1,845	2,657
LHC Group Inc *	524	15,720
Ligand Pharmaceuticals Inc ‘B’ *	629	5,611
Luminex Corp *	1,326	24,239
MAKO Surgical Corp *	963	14,657
MannKind Corp *	2,242	18,071
MAP Pharmaceuticals Inc *	581	9,726
Masimo Corp	1,695	49,274
MedAssets Inc *	1,406	28,387
Medidata Solutions Inc *	635	15,164
Medivation Inc *	1,067	16,186
MedQuist Inc	341	2,950
MELA Sciences Inc *	755	2,529
Merge Healthcare Inc *	1,603	5,979
Meridian Bioscience Inc	1,345	31,150
Merit Medical Systems Inc *	797	12,617
Metabolix Inc *	842	10,247
Metropolitan Health Networks Inc *	1,389	6,209
Micromet Inc *	3,006	24,409
Molina Healthcare Inc *	280	7,798
Momenta Pharmaceuticals Inc *	1,453	21,751
MWI Veterinary Supply Inc *	399	25,197
Nabi Biopharmaceuticals *	1,327	7,683
Nanosphere Inc *	474	2,067
National Research Corp	47	1,610
Natus Medical Inc *	893	12,663
Nektar Therapeutics *	3,100	39,835
Neogen Corp *	725	29,747
Neostem Inc *	758	1,069
Neuralstem Inc *	1,391	2,949
Neurocrine Biosciences Inc *	1,541	11,773
NeurogesX Inc *	303	1,927
Novavax Inc *	2,959	7,190
NPS Pharmaceuticals Inc *	2,309	18,241
NuVasive Inc *	1,266	32,473
NxStage Medical Inc *	797	19,829
Nymox Pharmaceutical Corp * (Canada)	445	3,133
Obagi Medical Products Inc *	556	6,422
Omeros Corp *	635	5,232
Omnicell Inc *	1,027	14,840
Onyx Pharmaceuticals Inc *	2,029	74,809
Opko Health Inc *	2,916	10,702
Optimer Pharmaceuticals Inc *	1,277	14,443
OraSure Technologies Inc *	1,378	7,923
Orexigen Therapeutics Inc *	1,051	8,492
Orthofix International NV * (Netherlands)	606	17,574
Orthovita Inc *	1,940	3,899
Osiris Therapeutics Inc *	487	3,794

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-63

B-33

PACIFIC SELECT FUND
PD SMALL-CAP GROWTH INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Shares	Value
Owens & Minor Inc	1,658	$48,795
Pacific Biosciences of California Inc *	436	6,937
Pain Therapeutics Inc *	1,167	7,877
Palomar Medical Technologies Inc *	402	5,712
PAREXEL International Corp *	1,898	40,295
PDI Inc *	211	2,224
PDL BioPharma Inc	4,652	28,982
Peregrine Pharmaceuticals Inc *	1,720	3,956
Pharmacyclics Inc *	1,509	9,175
Pharmasset Inc *	952	41,326
PharMerica Corp *	423	4,843
POZEN Inc *	793	5,273
Progenics Pharmaceuticals Inc *	588	3,210
PSS World Medical Inc *	1,877	42,420
PURE Bioscience *	1,018	2,260
Quality Systems Inc	609	42,520
Questcor Pharmaceuticals Inc *	1,804	26,573
Quidel Corp *	794	11,473
RehabCare Group Inc *	174	4,124
Rigel Pharmaceuticals Inc *	1,748	13,162
Rochester Medical Corp *	292	3,189
Rural/Metro Corp *	634	9,244
Salix Pharmaceuticals Ltd *	1,857	87,205
Sangamo Biosciences Inc *	1,593	10,578
Santarus Inc *	1,515	4,954
Savient Pharmaceuticals Inc *	2,187	24,363
SciClone Pharmaceuticals Inc *	1,061	4,435
Seattle Genetics Inc *	2,753	41,157
Sequenom Inc *	2,989	23,972
SIGA Technologies Inc *	1,130	15,820
Sirona Dental Systems Inc *	1,088	45,457
Solta Medical Inc *	489	1,491
Somaxon Pharmaceuticals Inc *	1,060	3,339
SonoSite Inc *	453	14,315
Spectranetics Corp *	1,124	5,800
Spectrum Pharmaceuticals Inc *	1,727	11,864
St. Jude Medical Inc *	1	43
Staar Surgical Co *	1,058	6,454
StemCells Inc *	3,482	3,761
Stereotaxis Inc *	1,193	4,569
STERIS Corp	1,813	66,102
Sunrise Senior Living Inc *	1,895	10,328
SurModics Inc *	358	4,249
Syneron Medical Ltd * (Israel)	227	2,313
Synovis Life Technologies Inc *	346	5,574
Synta Pharmaceuticals Corp *	809	4,951
Targacept Inc *	810	21,465
Team Health Holdings Inc *	559	8,687
The Ensign Group Inc	505	12,559
The Medicines Co *	990	13,989
The Providence Service Corp *	459	7,376
Theravance Inc *	2,048	51,343
TomoTherapy Inc *	505	1,823
Transcend Services Inc *	324	6,347
Transcept Pharmaceuticals Inc *	112	829
U.S. Physical Therapy Inc *	291	5,768
Unilife Corp *	1,543	8,178
Vanda Pharmaceuticals Inc *	899	8,505
Vascular Solutions Inc *	541	6,341
Vical Inc *	3,515	7,100
Vital Images Inc *	355	4,963
Vivus Inc *	2,678	25,093
Volcano Corp *	1,638	44,734
West Pharmaceutical Services Inc	1,091	44,949
Wright Medical Group Inc *	774	12,020
XenoPort Inc *	1,126	9,594
Young Innovations Inc	58	1,857
Zalicus Inc *	1,809	2,858
ZIOPHARM Oncology Inc *	1,474	6,869
Zoll Medical Corp *	691	25,726

		3,742,331

Industrials - 16.9%

3D Systems Corp *	650	20,468
A.O. Smith Corp	1,105	42,078
A123 Systems Inc *	2,552	24,346
AAON Inc	452	12,751
ABM Industries Inc	489	12,861
Acacia Research Corp *	1,127	29,234
Actuant Corp ‘A’	2,216	58,990
Acuity Brands Inc	1,419	81,834
Administaff Inc	680	19,924
Advanced Battery Technologies Inc *	1,282	4,936
Aerovironment Inc *	519	13,925
Alaska Air Group Inc *	58	3,288
Albany International Corp ‘A’	168	3,980
Allegiant Travel Co	482	23,734
Altra Holdings Inc *	848	16,841
American Reprographics Co *	149	1,131
American Science & Engineering Inc	290	24,717
American Superconductor Corp *	1,666	47,631
APAC Customer Services Inc *	986	5,985
Applied Energetics Inc *	2,732	2,325
Applied Industrial Technologies Inc	1,394	45,277
Applied Signal Technology Inc	186	7,048
ArvinMeritor Inc *	3,059	62,771
Astronics Corp *	312	6,552
Avis Budget Group Inc *	3,375	52,515
AZZ Inc	416	16,644
Badger Meter Inc	496	21,933
Baldor Electric Co	1,438	90,651
Barnes Group Inc	1,401	28,959
Barrett Business Services Inc	160	2,488
Beacon Roofing Supply Inc *	1,642	29,343
Belden Inc	1,520	55,966
Blount International Inc *	1,590	25,058
BlueLinx Holdings Inc *	323	1,182
Briggs & Stratton Corp	1,078	21,226
Broadwind Energy Inc *	654	1,511
CAI International Inc *	106	2,078
Capstone Turbine Corp *	7,222	6,932
Casella Waste Systems Inc ‘A’ *	782	5,544
CBIZ Inc *	829	5,173
Celadon Group Inc *	418	6,182
Cenveo Inc *	1,769	9,446
CLARCOR Inc	1,546	66,308
Clean Harbors Inc *	746	62,724
Coleman Cable Inc *	223	1,400
Colfax Corp *	763	14,047
Consolidated Graphics Inc *	307	14,868
CoStar Group Inc *	668	38,450
CRA International Inc *	59	1,387
Cubic Corp	221	10,420
Deluxe Corp	1,571	36,164
DigitalGlobe Inc *	892	28,285
Dollar Thrifty Automotive Group Inc *	925	43,715
DXP Enterprises Inc *	253	6,072
Dynamex Inc *	152	3,764
Dynamic Materials Corp	153	3,453
Ener1 Inc *	2,139	8,107
Energy Recovery Inc *	1,128	4,128
EnerNOC Inc *	642	15,350
EnerSys *	463	14,872
Ennis Inc	155	2,650
EnPro Industries Inc *	278	11,554
Exponent Inc *	440	16,513
Flow International Corp *	1,575	6,442
Forward Air Corp	949	26,933

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-63

B-34

PACIFIC SELECT FUND
PD SMALL-CAP GROWTH INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Shares	Value
Franklin Covey Co *	426	$3,659
Franklin Electric Co Inc	734	28,567
FuelCell Energy Inc *	2,992	6,911
Furmanite Corp *	1,024	7,076
Generac Holdings Inc *	270	4,366
Genesee & Wyoming Inc ‘A’ *	1,266	67,035
GeoEye Inc *	711	30,139
GP Strategies Corp *	138	1,413
GrafTech International Ltd *	3,883	77,039
Graham Corp	307	6,140
Great Lakes Dredge & Dock Corp	586	4,319
Hawaiian Holdings Inc *	368	2,885
Healthcare Services Group Inc	2,166	35,241
Heartland Express Inc	1,603	25,680
HEICO Corp	960	48,989
Heidrick & Struggles International Inc	44	1,261
Herman Miller Inc	1,840	46,552
Hexcel Corp *	2,578	46,636
Higher One Holdings Inc *	225	4,552
HNI Corp	1,453	45,334
Houston Wire & Cable Co	552	7,419
Hub Group Inc ‘A’ *	1,237	43,468
Hudson Highland Group Inc *	1,526	8,897
Huron Consulting Group Inc *	217	5,740
ICF International Inc *	251	6,456
II-VI Inc *	824	38,201
InnerWorkings Inc *	709	4,644
Insituform Technologies Inc ‘A’ *	1,106	29,320
Interface Inc ‘A’	1,623	25,400
Interline Brands Inc *	73	1,662
John Bean Technologies Corp	963	19,385
Kadant Inc *	90	2,121
Kaman Corp	488	14,186
Kaydon Corp	1,070	43,570
Kelly Services Inc ‘A’ *	88	1,654
Kforce Inc *	973	15,743
Knight Transportation Inc	1,909	36,271
Knoll Inc	1,527	25,547
Korn/Ferry International *	75	1,733
LaBarge Inc *	312	4,902
Lindsay Corp	418	24,842
Marten Transport Ltd	77	1,646
McGrath RentCorp	296	7,761
Michael Baker Corp *	30	933
Mine Safety Appliances Co	640	19,923
Mistras Group Inc *	448	6,039
Mueller Industries Inc	171	5,592
Mueller Water Products Inc ‘A’	4,617	19,253
MYR Group Inc *	88	1,848
NACCO Industries Inc ‘A’	180	19,507
National Presto Industries Inc	157	20,412
Navigant Consulting Inc *	396	3,643
NCI Building Systems Inc *	804	11,248
Nordson Corp	1,108	101,803
Old Dominion Freight Line Inc *	1,234	39,476
Omega Flex Inc *	77	1,274
Orbital Sciences Corp *	799	13,687
Orion Marine Group Inc *	972	11,275
Pacer International Inc *	1,304	8,919
Park-Ohio Holdings Corp *	280	5,855
PMFG Inc *	522	8,561
Polypore International Inc *	700	28,511
PowerSecure International Inc *	554	4,310
Quanex Building Products Corp	227	4,306
Raven Industries Inc	565	26,945
RBC Bearings Inc *	705	27,551
Resources Connection Inc	1,635	30,395
Roadrunner Transportation Systems Inc *	186	2,690
Rollins Inc	2,067	40,823
Satcon Technology Corp *	3,719	16,735
Sauer-Danfoss Inc *	383	10,820
Schawk Inc	293	6,030
School Specialty Inc *	191	2,661
SFN Group Inc *	207	2,020
Simpson Manufacturing Co Inc	1,203	37,185
Standard Parking Corp *	597	11,277
Standex International Corp	65	1,944
Steelcase Inc ‘A’	270	2,854
Sun Hydraulics Corp	394	14,893
SYKES Enterprises Inc *	132	2,674
TAL International Group Inc	124	3,828
Taser International Inc *	2,571	12,084
Teledyne Technologies Inc *	313	13,763
Tennant Co	650	24,966
Tetra Tech Inc *	1,992	49,919
Textainer Group Holdings Ltd (Bermuda)	306	8,718
The Advisory Board Co *	500	23,815
The Brink’s Co	1,316	35,374
The Corporate Executive Board Co	1,103	41,418
The Dolan Co *	456	6,347
The Geo Group Inc *	1,105	27,249
The Gorman-Rupp Co	385	12,443
The Middleby Corp *	543	45,840
The Standard Register Co	553	1,886
Titan International Inc	201	3,928
Titan Machinery Inc *	126	2,432
Trex Co Inc *	573	13,729
Trimas Corp *	500	10,230
TrueBlue Inc *	882	15,867
United Stationers Inc *	499	31,841
UQM Technologies Inc *	983	2,251
US Ecology Inc	658	11,436
Viad Corp	100	2,547
Vicor Corp	664	10,890
Volt Information Sciences Inc *	393	3,399
VSE Corp	65	2,146
Watsco Inc	904	57,024
Watts Water Technologies Inc ‘A’	89	3,256
Werner Enterprises Inc	206	4,656
Woodward Governor Co	1,989	74,707
Xerium Technologies Inc *	198	3,158

		3,392,445

Information Technology - 26.7%

ACI Worldwide Inc *	1,092	29,342
Acme Packet Inc *	1,422	75,594
Actuate Corp *	1,473	8,396
Acxiom Corp *	2,200	37,730
ADTRAN Inc	2,032	73,579
Advanced Analogic Technologies Inc *	291	1,167
Advanced Energy Industries Inc *	724	9,875
Advent Software Inc *	517	29,945
American Software Inc ‘A’	714	4,834
Amkor Technology Inc *	3,614	26,707
ANADIGICS Inc *	1,540	10,672
Ancestry.com Inc *	635	17,983
Anixter International Inc	448	26,759
Applied Micro Circuits Corp *	2,127	22,716
Ariba Inc *	2,903	68,192
ARRIS Group Inc *	870	9,761
Art Technology Group Inc *	5,239	31,329
Aruba Networks Inc *	2,491	52,012
Aspen Technology Inc *	2,041	25,921
ATMI Inc *	62	1,236
AXT Inc *	377	3,936
Benchmark Electronics Inc *	156	2,833
BigBand Networks Inc *	645	1,806
Blackbaud Inc	1,432	37,089
Blackboard Inc *	1,097	45,306
Blue Coat Systems Inc *	1,349	40,295

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-63

B-35

PACIFIC SELECT FUND
PD SMALL-CAP GROWTH INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Shares	Value

Bottomline Technologies Inc *	1,130	$24,532
Brightpoint Inc *	2,228	19,450
Brooks Automation Inc *	1,392	12,625
Cabot Microelectronics Corp *	152	6,300
CACI International Inc ‘A’ *	61	3,257
Calix Inc *	244	4,124
Cardtronics Inc *	910	16,107
Cass Information Systems Inc	298	11,306
Cavium Networks Inc *	1,451	54,674
Ceva Inc *	685	14,043
Checkpoint Systems Inc *	491	10,090
Cirrus Logic Inc *	2,263	36,163
Cognex Corp	1,013	29,803
Coherent Inc *	558	25,188
Cohu Inc	139	2,305
CommVault Systems Inc *	1,415	40,497
Compellent Technologies Inc *	774	21,355
Computer Task Group Inc *	283	3,079
comScore Inc *	791	17,647
Comtech Telecommunications Corp	402	11,147
Comverge Inc *	765	5,286
Concur Technologies Inc *	1,306	67,821
Conexant Systems Inc *	2,498	4,072
Constant Contact Inc *	991	30,711
Convio Inc *	164	1,358
Cray Inc *	431	3,082
CSG Systems International Inc *	500	9,470
CTS Corp	275	3,042
Cymer Inc *	245	11,042
Daktronics Inc	197	3,136
DDi Corp	533	6,268
DealerTrack Holdings Inc *	1,175	23,582
Deltek Inc *	538	3,906
DemandTec Inc *	623	6,753
DG FastChannel Inc *	851	24,577
Dice Holdings Inc *	538	7,720
Digi International Inc *	122	1,354
Digimarc Corp *	226	6,782
Digital River Inc *	150	5,163
Diodes Inc *	1,171	31,605
DTS Inc *	558	27,370
Ebix Inc *	894	21,161
Echelon Corp *	1,236	12,595
Echo Global Logistics Inc *	358	4,310
Electro Scientific Industries Inc *	79	1,266
Energy Conversion Devices Inc *	291	1,339
Entegris Inc *	1,255	9,375
Entropic Communications Inc *	2,122	25,634
Epicor Software Corp *	1,064	10,746
Exar Corp *	161	1,124
ExlService Holdings Inc *	479	10,289
Extreme Networks Inc *	667	2,061
Fabrinet * (Cayman)	216	4,644
FalconStor Software Inc *	380	1,273
FARO Technologies Inc *	514	16,880
FEI Co *	315	8,319
Finisar Corp *	2,462	73,097
Forrester Research Inc	514	18,139
Fortinet Inc *	1,372	44,384
FSI International Inc *	1,130	4,995
Global Cash Access Holdings Inc *	1,372	4,377
GSI Commerce Inc *	2,162	50,158
GSI Technology Inc *	392	3,175
GT Solar International Inc *	2,117	19,307
Guidance Software Inc *	378	2,718
Harmonic Inc *	826	7,079
Heartland Payment Systems Inc	1,382	21,310
Hittite Microwave Corp *	878	53,593
Hypercom Corp *	1,537	12,865
iGate Corp	742	14,625
Immersion Corp *	1,056	7,086
Infinera Corp *	2,648	27,354
InfoSpace Inc *	129	1,071
Insight Enterprises Inc *	339	4,461
Integrated Device Technology Inc *	3,140	20,912
Integrated Silicon Solution Inc *	698	5,605
Interactive Intelligence Inc *	417	10,909
InterDigital Inc *	1,438	59,878
Intermec Inc *	1,025	12,977
Intevac Inc *	341	4,777
IntraLinks Holdings Inc *	266	4,977
IPG Photonics Corp *	841	26,592
Ixia *	1,027	17,233
IXYS Corp *	437	5,078
j2 Global Communications Inc *	1,020	29,529
Jack Henry & Associates Inc	2,782	81,095
JDA Software Group Inc *	278	7,784
Kenexa Corp *	793	17,280
KIT Digital Inc *	966	15,495
Kopin Corp *	727	3,024
Kulicke & Soffa Industries Inc *	2,356	16,963
KVH Industries Inc *	474	5,664
Lattice Semiconductor Corp *	3,966	24,034
Lawson Software Inc *	4,573	42,300
Limelight Networks Inc *	1,223	7,106
Lionbridge Technologies Inc *	1,898	7,004
Liquidity Services Inc *	455	6,393
Littelfuse Inc	600	28,236
LivePerson Inc *	1,419	16,035
Local.com Corp *	437	2,836
LogMeIn Inc *	486	21,549
LoopNet Inc *	585	6,499
Loral Space & Communications Inc *	354	27,081
LTX-Credence Corp *	1,547	11,448
Magma Design Automation Inc *	2,128	10,661
Manhattan Associates Inc *	729	22,264
ManTech International Corp ‘A’ *	662	27,360
Mattson Technology Inc *	2,027	6,081
MAXIMUS Inc	576	37,774
MaxLinear Inc ‘A’ *	209	2,249
Maxwell Technologies Inc *	922	17,417
Mentor Graphics Corp *	1,538	18,456
Mercury Computer Systems Inc *	72	1,323
Meru Networks Inc *	189	2,914
Methode Electronics Inc	653	8,469
Micrel Inc	1,692	21,979
Microsemi Corp *	1,069	24,480
MicroStrategy Inc ‘A’ *	285	24,359
Microvision Inc *	3,540	6,584
Mindspeed Technologies Inc *	1,107	6,753
MIPS Technologies Inc *	1,634	24,771
MKS Instruments Inc *	657	16,090
MoneyGram International Inc *	2,496	6,764
Monolithic Power Systems Inc *	1,112	18,370
Monotype Imaging Holdings Inc *	674	7,481
MoSys Inc *	1,211	6,891
Move Inc *	4,974	12,783
MTS Systems Corp	516	19,329
Multi-Fineline Electronix Inc *	275	7,285
Nanometrics Inc *	608	7,801
NCI Inc ‘A’ *	261	6,000
NETGEAR Inc *	1,138	38,328
Netlogic Microsystems Inc *	2,049	64,359
NetScout Systems Inc *	1,010	23,240
NetSuite Inc *	608	15,200
Network Engines Inc *	992	1,508
Network Equipment Technologies Inc *	847	3,922
Newport Corp *	351	6,097
NIC Inc	2,074	20,139
NVE Corp *	150	8,675

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-63

B-36

PACIFIC SELECT FUND
PD SMALL-CAP GROWTH INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Shares	Value
Occam Networks Inc *	352	$3,052
Oclaro Inc *	1,603	21,079
OmniVision Technologies Inc *	1,389	41,128
Online Resources Corp *	261	1,214
OpenTable Inc *	517	36,438
Openwave Systems Inc *	2,602	5,516
Oplink Communications Inc *	274	5,061
Opnet Technologies Inc	429	11,484
OSI Systems Inc *	380	13,817
Parametric Technology Corp *	3,779	85,141
Park Electrochemical Corp	404	12,120
PDF Solutions Inc *	630	3,037
Pegasystems Inc	535	19,597
Perficient Inc *	488	6,100
Pericom Semiconductor Corp *	94	1,032
Plantronics Inc	1,574	58,584
Plexus Corp *	1,299	40,191
PLX Technology Inc *	1,082	3,906
Power Integrations Inc	802	32,192
Power-One Inc *	2,242	22,868
Presstek Inc *	748	1,661
Progress Software Corp *	1,366	57,809
PROS Holdings Inc *	738	8,406
Pulse Electronics Corp	1,271	6,762
QAD Inc ‘A’ *	141	1,283
QAD Inc ‘B’ *	35	348
QLIK Technologies Inc *	324	8,362
Quantum Corp *	6,454	24,009
Quest Software Inc *	1,774	49,211
QuinStreet Inc *	321	6,166
Rackspace Hosting Inc *	3,158	99,193
Radiant Systems Inc *	1,071	20,960
RadiSys Corp *	598	5,322
RealD Inc *	213	5,521
RealPage Inc *	395	12,217
Renaissance Learning Inc	405	4,795
RF Micro Devices Inc *	8,787	64,584
Richardson Electronics Ltd	135	1,578
RightNow Technologies Inc *	722	17,090
Riverbed Technology Inc *	4,103	144,303
Rofin-Sinar Technologies Inc *	435	15,416
Rogers Corp *	156	5,967
Rosetta Stone Inc *	397	8,424
Rubicon Technology Inc *	492	10,371
Rudolph Technologies Inc *	1,073	8,831
Saba Software Inc *	878	5,373
Sanmina-SCI Corp *	2,592	29,756
Sapient Corp	3,341	40,426
SAVVIS Inc *	1,226	31,288
SeaChange International Inc *	370	3,164
Semtech Corp *	1,985	44,940
ShoreTel Inc *	1,488	11,621
Sigma Designs Inc *	144	2,041
Silicon Image Inc *	2,080	15,288
SMART Modular Technologies Inc * (Cayman)	954	5,495
Smith Micro Software Inc *	950	14,953
SolarWinds Inc *	1,220	23,485
Sonic Solutions Inc *	1,168	17,520
Sonus Networks Inc *	5,515	14,725
Sourcefire Inc *	892	23,130
Spansion Inc ‘A’ *	491	10,164
Spectrum Control Inc *	136	2,039
SPS Commerce Inc *	136	2,149
SRA International Inc ‘A’ *	94	1,922
SRS Labs Inc *	338	2,978
SS&C Technologies Holdings Inc *	431	8,840
Stamps.com Inc	328	4,346
Standard Microsystems Corp *	237	6,833
STEC Inc *	1,402	24,745
Stratasys Inc *	701	22,881
SuccessFactors Inc *	2,035	58,934
Super Micro Computer Inc *	780	9,001
Supertex Inc *	318	7,689
support.com Inc *	1,578	10,225
Synaptics Inc *	1,086	31,907
Synchronoss Technologies Inc *	759	20,273
Syntel Inc	424	20,263
Take-Two Interactive Software Inc *	180	2,203
Taleo Corp ‘A’ *	1,275	35,254
TechTarget Inc *	281	2,228
Tekelec *	307	3,656
TeleCommunication Systems Inc ‘A’ *	511	2,386
TeleNav Inc *	219	1,594
TeleTech Holdings Inc *	893	18,387
Terremark Worldwide Inc *	1,930	24,994
Tessco Technologies Inc	88	1,404
Tessera Technologies Inc *	908	20,112
The Hackett Group Inc *	582	2,043
The Knot Inc *	554	5,474
The Ultimate Software Group Inc *	797	38,758
THQ Inc *	701	4,248
TIBCO Software Inc *	5,392	106,276
Tier Technologies Inc *	239	1,432
TiVo Inc *	3,760	32,449
TNS Inc *	902	18,762
Travelzoo Inc *	205	8,450
TriQuint Semiconductor Inc *	5,058	59,128
TTM Technologies Inc *	561	8,365
Tyler Technologies Inc *	1,004	20,843
Ultra Clean Holdings Inc *	650	6,052
Ultratech Inc *	658	13,081
Unisys Corp *	600	15,534
United Online Inc	622	4,105
Universal Display Corp *	979	30,006
ValueClick Inc *	2,073	33,230
VASCO Data Security International Inc *	731	5,943
Veeco Instruments Inc *	1,291	55,461
VeriFone Systems Inc *	2,783	107,313
ViaSat Inc *	403	17,897
Viasystems Group Inc *	85	1,712
VirnetX Holding Corp	1,176	17,464
Virtusa Corp *	215	3,517
Vocus Inc *	598	16,541
Volterra Semiconductor Corp *	865	20,033
Wave Systems Corp ‘A’ *	2,908	11,458
Websense Inc *	1,389	28,127
Wright Express Corp *	1,256	57,776
Xyratex Ltd * (Bermuda)	943	15,380
Zix Corp *	1,844	7,874
Zoran Corp *	158	1,390

		5,372,946

Materials - 4.9%

AEP Industries Inc *	61	1,583
Allied Nevada Gold Corp *	2,418	63,618
AMCOL International Corp	800	24,800
Arch Chemicals Inc	429	16,272
Balchem Corp	908	30,699
Brush Engineered Materials Inc *	44	1,700
Calgon Carbon Corp *	1,832	27,700
Capital Gold Corp *	1,935	9,810
Clearwater Paper Corp *	272	21,298
Coeur d’Alene Mines Corp *	181	4,945
Contango ORE Inc *	24	253
Deltic Timber Corp	338	19,043
Ferro Corp *	1,307	19,134
General Moly Inc *	2,422	15,695
Globe Specialty Metals Inc	2,026	34,624
Golden Star Resources Ltd (XASE) * (Canada)	8,291	38,056

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-63

B-37

PACIFIC SELECT FUND
PD SMALL-CAP GROWTH INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Shares	Value
H.B. Fuller Co	114	$2,339
Hawkins Inc	234	10,390
Haynes International Inc	46	1,924
Innophos Holdings Inc	167	6,025
Jaguar Mining Inc * (Canada)	2,860	20,392
KMG Chemicals Inc	143	2,370
Koppers Holdings Inc	704	25,189
Kraton Performance Polymers Inc *	329	10,183
LSB Industries Inc *	596	14,459
Metals USA Holdings Corp *	240	3,658
Minerals Technologies Inc	49	3,205
Molycorp Inc *	359	17,914
Neenah Paper Inc	221	4,349
NewMarket Corp	339	41,822
Noranda Aluminium Holding Corp *	411	6,001
Olin Corp	1,465	30,062
OMNOVA Solutions Inc *	1,408	11,771
PolyOne Corp *	2,095	26,167
Quaker Chemical Corp	261	10,876
Rock-Tenn Co ‘A’	423	22,821
Rockwood Holdings Inc *	1,270	49,682
RTI International Metals Inc *	132	3,561
Schweitzer-Mauduit International Inc	609	38,318
Senomyx Inc *	1,180	8,413
Silgan Holdings Inc	861	30,832
Solutia Inc *	3,953	91,235
Spartech Corp *	439	4,109
Stepan Co	278	21,203
Stillwater Mining Co *	1,425	30,424
STR Holdings Inc *	937	18,740
Thompson Creek Metals Co Inc * (Canada)	615	9,053
United States Lime & Minerals Inc *	107	4,508
US Gold Corp *	2,942	23,742
Verso Paper Corp *	388	1,327
W.R. Grace & Co *	363	12,752
Wausau Paper Corp	172	1,481
Worthington Industries Inc	1,125	20,700
Zep Inc	684	13,598

		984,825

Telecommunication Services - 1.4%

AboveNet Inc	719	42,033
Alaska Communications Systems Group Inc	1,524	16,916
Atlantic Tele-Network Inc	294	11,272
Cbeyond Inc *	831	12,698
Cincinnati Bell Inc *	2,258	6,322
Cogent Communications Group Inc *	1,517	21,450
Consolidated Communications Holdings Inc	606	11,696
Global Crossing Ltd * (Bermuda)	580	7,494
Hughes Communications Inc *	171	6,915
ICO Global Communications Holdings Ltd *	1,847	2,771
Neutral Tandem Inc *	1,035	14,945
NTELOS Holdings Corp	1,072	20,422
PAETEC Holding Corp *	2,918	10,913
Shenandoah Telecommunications Co	705	13,205
Syniverse Holdings Inc *	2,250	69,413
USA Mobility Inc	391	6,948
Vonage Holdings Corp *	1,192	2,670

		278,083

Utilities - 0.1%

American DG Energy Inc *	397	1,100
Cadiz Inc *	390	4,851
Otter Tail Corp	80	1,803
South Jersey Industries Inc	168	8,874

		16,628

Total Common Stocks
(Cost $14,621,980)		19,708,577

EXCHANGE-TRADED FUND - 0.8%

iShares Russell 2000 Growth Index Fund	1,894	165,573

Total Exchange-Traded Fund
(Cost $162,913)		165,573

	Principal
	Amount
CORPORATE BONDS & NOTES - 0.0%

Financials - 0.0%

GAMCO Investors Inc
0.000% due 12/31/15	$400	400

Total Corporate Bonds & Notes
(Cost $483)		400

SHORT-TERM INVESTMENT - 1.0%

Repurchase Agreement - 1.0%

Fixed Income Clearing Corp 0.010% due 01/03/11 (Dated 12/31/10, repurchase price of $209,751; collateralized by Federal Home Loan Bank: 0.250% due 01/28/11 and value $215,269)	209,750	209,750

Total Short-Term Investment
(Cost $209,750)		209,750

TOTAL INVESTMENTS - 99.9%
(Cost $14,995,126)		20,084,300

OTHER ASSETS & LIABILITIES, NET - 0.1%		10,302

NET ASSETS - 100.0%		$20,094,602

Notes to Schedule of Investments

(a)	As of December 31, 2010, the portfolio was diversified as a percentage of net assets as follows:

Information Technology	26.7%
Health Care	18.6%
Consumer Discretionary	16.9%
Industrials	16.9%
Energy	5.0%
Materials	4.9%
Financials	4.7%
Consumer Staples	2.9%
Telecommunication Services	1.4%
Short-Term Investment	1.0%
Exchange-Traded Fund	0.8%
Utilities	0.1%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-63

B-38

PACIFIC SELECT FUND
PD SMALL-CAP GROWTH INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

(c)	As of December 31, 2010, $16,000 in cash was segregated with the broker(s)/custodian as collateral for open futures contracts.

(d)	Investments with a total aggregate value of $1,924 or less than 0.1% of the net assets were valued by a Trustee Valuation Committee or determined by a Board approved valuation committee or a delegate of the Board and then approved by the Board.

(e)	Open futures contracts outstanding as of December 31, 2010 were as follows:

	Number of	Notional	Unrealized
Long Futures Outstanding	Contracts	Amount	Appreciation
Russell 2000 Mini (03/11)	3	$228,874	$5,816

(f)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 12 in the Notes to Financial Statements) as of December 31, 2010:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2010	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Common Stocks
	Consumer Discretionary	$3,405,097	$3,403,173	$-	$1,924
	Consumer Staples	576,408	576,408	-	-
	Energy	994,143	994,143	-	-
	Financials	945,671	945,671	-	-
	Health Care	3,742,331	3,742,331	-	-
	Industrials	3,392,445	3,392,445	-	-
	Information Technology	5,372,946	5,372,946	-	-
	Materials	984,825	984,825	-	-
	Telecommunication Services	278,083	278,083	-	-
	Utilities	16,628	16,628	-	-

		19,708,577	19,706,653	-	1,924
	Exchange-Traded Fund	165,573	165,573	-	-
	Corporate Bonds & Notes	400	-	400	-
	Short-Term Investment	209,750	-	209,750	-
	Derivatives:
	Equity Contracts
	Futures	5,816	5,816	-	-

	Total	$20,090,116	$19,878,042	$210,150	$1,924

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the portfolio’s assets and liabilities (See Note 12 in the Notes to Financial Statements) for the year ended December 31, 2010:

Change in Net
Unrealized
Appreciation
(Depreciation)
				Total Change			on Level 3
				in Net	Transfers		Holdings
	Value,	Net	Total Net	Unrealized	In and/or		Held at the End
	Beginning	Purchases	Realized Gains	Appreciation	Out of	Value,	of Year,
	of Year	(Sales)	(Losses)	(Depreciation)	Level 3	End of Year	if Applicable
Common Stocks
Consumer Discretionary	$-	$-	$-	$-	$1,924	$1,924	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-63

B-39

PACIFIC SELECT FUND
PD SMALL-CAP VALUE INDEX PORTFOLIO
Schedule of Investments
December 31, 2010

	Shares	Value

COMMON STOCKS - 97.5%

Consumer Discretionary - 9.7%

1-800-FLOWERS.COM Inc ‘A’ *	786	$2,114
99 Cents Only Stores *	234	3,730
AFC Enterprises Inc *	165	2,294
AH Belo Corp ‘A’ *	659	5,733
America’s Car-Mart Inc *	195	5,281
American Apparel Inc *	925	1,536
American Greetings Corp ‘A’	1,417	31,401
Arctic Cat Inc *	451	6,603
Ascent Media Corp ‘A’ *	598	23,178
Audiovox Corp ‘A’ *	578	4,988
Barnes & Noble Inc	1,476	20,885
Beazer Homes USA Inc *	2,784	15,006
bebe Stores Inc	1,090	6,496
Biglari Holdings Inc *	52	21,331
Bluegreen Corp *	509	1,639
Blyth Inc	158	5,448
Bob Evans Farms Inc	1,196	39,420
Books-A-Million Inc	241	1,398
Borders Group Inc *	1,728	1,556
Boyd Gaming Corp *	2,127	22,546
Brookfield Homes Corp *	357	3,356
Brown Shoe Co Inc	497	6,923
Build-A-Bear Workshop Inc *	622	4,752
Cabela’s Inc *	1,539	33,473
Callaway Golf Co	2,604	21,014
Carmike Cinemas Inc *	155	1,197
Cavco Industries Inc *	201	9,385
Charming Shoppes Inc *	4,731	16,795
Christopher & Banks Corp	678	4,170
Churchill Downs Inc	395	17,143
Cinemark Holdings Inc	2,269	39,118
CKX Inc *	1,736	6,996
Collective Brands Inc *	769	16,226
Columbia Sportswear Co	454	27,376
Conn’s Inc *	373	1,746
Core-Mark Holding Co Inc *	350	12,456
Cracker Barrel Old Country Store Inc	75	4,108
Crown Media Holdings Inc ‘A’ *	757	1,983
CSS Industries Inc	292	6,018
Cumulus Media Inc ‘A’ *	592	2,552
Dana Holding Corp *	429	7,383
Delta Apparel Inc *	176	2,376
Dex One Corp *	1,809	13,495
Dillard’s Inc ‘A’	1,682	63,815
Domino’s Pizza Inc *	944	15,057
Drew Industries Inc	456	10,360
Entercom Communications Corp ‘A’ *	137	1,586
Ethan Allen Interiors Inc	648	12,966
EW Scripps Co ‘A’ *	1,293	13,124
Exide Technologies *	2,282	21,474
Fisher Communications Inc *	240	5,232
Fred’s Inc ‘A’	1,557	21,424
Furniture Brands International Inc *	1,915	9,843
Gaiam Inc ‘A’	740	5,698
Gaylord Entertainment Co *	1,355	48,699
Genesco Inc *	831	31,154
Gray Television Inc *	1,777	3,323
Group 1 Automotive Inc	738	30,819
Haverty Furniture Cos Inc	608	7,892
Helen of Troy Ltd * (Bermuda)	1,223	36,372
Hooker Furniture Corp	431	6,090
Hot Topic Inc	980	6,145
Hovnanian Enterprises Inc ‘A’ *	2,169	8,871
Iconix Brand Group Inc *	2,836	54,763
Isle of Capri Casinos Inc *	669	6,837
Jack in the Box Inc *	145	3,064
JAKKS Pacific Inc *	1,130	20,589
Johnson Outdoors Inc ‘A’ *	142	1,778
Journal Communications Inc ‘A’ *	1,318	6,656
K-Swiss Inc ‘A’ *	494	6,160
Kenneth Cole Productions Inc ‘A’ *	174	2,173
Kid Brands Inc *	420	3,591
La-Z-Boy Inc *	1,875	16,912
Libbey Inc *	805	12,453
Life Time Fitness Inc *	173	7,091
Lifetime Brands Inc *	340	4,774
LIN TV Corp ‘A’ *	991	5,252
Lions Gate Entertainment Corp * (Canada)	710	4,622
Lithia Motors Inc ‘A’	810	11,575
Live Nation Entertainment Inc *	5,498	62,787
LodgeNet Interactive Corp *	582	2,473
M/I Homes Inc *	791	12,166
Mac-Gray Corp	452	6,757
Marcus Corp	853	11,319
MarineMax Inc *	964	9,013
McCormick & Schmick’s Seafood Restaurants Inc *	298	2,709
Media General Inc ‘A’ *	619	3,578
Mediacom Communications Corp ‘A’ *	1,498	12,673
Meritage Homes Corp *	1,241	27,550
Modine Manufacturing Co *	1,790	27,745
Monarch Casino & Resort Inc *	286	3,575
Morgans Hotel Group Co *	541	4,907
Movado Group Inc *	675	10,894
Multimedia Games Inc *	1,000	5,580
New York & Co Inc *	1,106	4,889
Nexstar Broadcasting Group Inc *	292	1,749
O’Charley’s Inc *	799	5,753
OfficeMax Inc *	2,127	37,648
Orient-Express Hotels Ltd ‘A’ * (Bermuda)	4,056	52,687
Outdoor Channel Holdings Inc	395	2,832
Pacific Sunwear of California Inc *	2,512	13,615
Papa John’s International Inc *	176	4,875
Penske Automotive Group Inc *	1,078	18,779
Perry Ellis International Inc *	394	10,823
Pinnacle Entertainment Inc *	1,858	26,049
PRIMEDIA Inc	478	2,008
Quiksilver Inc *	5,109	25,903
Radio One Inc ‘D’ *	1,037	1,161
RC2 Corp *	801	17,438
Red Lion Hotels Corp *	475	3,790
Red Robin Gourmet Burgers Inc *	642	13,784
Regis Corp	2,228	36,985
Rent-A-Center Inc	2,568	82,895
Ruby Tuesday Inc *	2,528	33,016
Saks Inc *	5,237	56,036
Sally Beauty Holdings Inc *	389	5,652
Scholastic Corp	1,173	34,650
Scientific Games Corp ‘A’ *	1,270	12,649
Sealy Corp *	1,018	2,973
Select Comfort Corp *	276	2,520
Shoe Carnival Inc *	312	8,424
Sinclair Broadcast Group Inc ‘A’	1,683	13,767
Skyline Corp	270	7,042
Sonic Automotive Inc ‘A’	1,333	17,649
Spartan Motors Inc	1,445	8,800
Speedway Motorsports Inc	441	6,756
Stage Stores Inc	1,517	26,305
Standard Motor Products Inc	553	7,576
Standard Pacific Corp *	4,237	19,490
Stein Mart Inc	592	5,476
Steinway Musical Instruments Inc *	195	3,871
Stewart Enterprises Inc ‘A’	3,242	21,689
Superior Industries International Inc	664	14,090
The Bon-Ton Stores Inc *	336	4,254
The Buckle Inc	46	1,737

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-63

B-40

PACIFIC SELECT FUND
PD SMALL-CAP VALUE INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Shares	Value
The Children’s Place Retail Stores Inc *	100	$4,964
The Dress Barn Inc *	121	3,197
The Finish Line Inc ‘A’	1,390	23,894
The Jones Group Inc	3,386	52,618
The Men’s Wearhouse Inc	2,036	50,859
The Pep Boys-Manny, Moe & Jack	2,061	27,679
The Ryland Group Inc	1,686	28,713
The Talbots Inc *	380	3,238
The Timberland Co ‘A’ *	495	12,172
The Wet Seal Inc ‘A’ *	1,121	4,148
Tuesday Morning Corp *	1,249	6,595
Unifi Inc *	571	9,667
Universal Electronics Inc *	364	10,327
Vail Resorts Inc *	1,411	73,428
Warner Music Group Corp *	1,119	6,300
West Marine Inc *	536	5,671
Weyco Group Inc	139	3,404
World Wrestling Entertainment Inc ‘A’	119	1,695

		2,221,238

Consumer Staples - 2.9%

Alico Inc	79	1,883
Alliance One International Inc *	3,552	15,060
B&G Foods Inc	885	12,151
Cal-Maine Foods Inc	46	1,453
Casey’s General Stores Inc	902	38,344
Central Garden & Pet Co ‘A’ *	2,197	21,706
Chiquita Brands International Inc *	1,731	24,269
Darling International Inc *	879	11,673
Dole Food Co Inc *	1,501	20,279
Elizabeth Arden Inc *	966	22,228
Farmer Bros. Co	244	4,343
Fresh Del Monte Produce Inc (Cayman)	1,577	39,346
Griffin Land & Nurseries Inc	81	2,623
Harbinger Group Inc *	316	1,956
Imperial Sugar Co	467	6,244
Ingles Markets Inc ‘A’	469	9,005
John B. Sanfilippo & Son Inc *	294	3,657
MGP Ingredients Inc	471	5,200
Nash Finch Co	499	21,212
Nutraceutical International Corp *	375	5,321
Oil-Dri Corp of America	147	3,159
Pilgrim’s Pride Corp *	1,135	8,047
Prestige Brands Holdings Inc *	1,748	20,889
Revlon Inc ‘A’ *	192	1,889
Rite Aid Corp *	20,463	18,073
Ruddick Corp	808	29,767
Sanderson Farms Inc	90	3,523
Schiff Nutrition International Inc	334	3,033
Seneca Foods Corp ‘A’ *	354	9,551
Smart Balance Inc *	1,242	5,378
Spartan Stores Inc	844	14,306
Spectrum Brands Holdings Inc *	702	21,881
Susser Holdings Corp *	218	3,019
The Andersons Inc	705	25,627
The Fresh Market Inc *	391	16,109
The Hain Celestial Group Inc *	1,595	43,161
The Pantry Inc *	839	16,663
Tootsie Roll Industries Inc	95	2,752
TreeHouse Foods Inc *	1,362	69,585
Universal Corp	942	38,339
Vector Group Ltd	620	10,738
Village Super Market Inc ‘A’	129	4,257
Weis Markets Inc	436	17,584
Winn-Dixie Stores Inc *	2,045	14,663

		669,946

Energy - 7.6%

Abraxas Petroleum Corp *	1,845	8,432
Allis-Chalmers Energy Inc *	1,393	9,876
Alon USA Energy Inc	267	1,597
Approach Resources Inc *	680	15,708
ATP Oil & Gas Corp *	1,705	28,542
Basic Energy Services Inc *	936	15,425
Berry Petroleum Co ‘A’	1,985	86,745
Bill Barrett Corp *	1,785	73,417
BPZ Resources Inc *	2,994	14,251
Bristow Group Inc *	1,379	65,296
Cal Dive International Inc *	3,664	20,775
Cheniere Energy Inc *	1,406	7,761
Cloud Peak Energy Inc *	977	22,696
Complete Production Services Inc *	3,028	89,477
Contango Oil & Gas Co *	167	9,674
Crosstex Energy Inc	1,518	13,449
CVR Energy Inc *	1,272	19,309
Dawson Geophysical Co *	329	10,495
Delek US Holdings Inc	441	3,210
Delta Petroleum Corp *	6,737	5,120
DHT Holdings Inc	1,859	8,644
Energy Partners Ltd *	1,163	17,282
Gastar Exploration Ltd * (Canada)	2,296	9,873
General Maritime Corp	3,372	10,959
Georesources Inc *	520	11,549
Global Geophysical Services Inc *	246	2,553
Global Industries Ltd *	3,931	27,242
GMX Resources Inc *	1,348	7,441
Golar LNG Ltd (Bermuda)	1,335	20,038
Goodrich Petroleum Corp *	987	17,411
Green Plains Renewable Energy Inc *	789	8,884
Gulf Island Fabrication Inc	591	16,654
GulfMark Offshore Inc ‘A’ *	894	27,178
Harvest Natural Resources Inc *	1,317	16,028
Helix Energy Solutions Group Inc *	4,046	49,118
Hercules Offshore Inc *	4,331	14,985
Hornbeck Offshore Services Inc *	895	18,688
International Coal Group Inc *	5,160	39,938
James River Coal Co *	202	5,117
Key Energy Services Inc *	4,575	59,384
Knightsbridge Tankers Ltd (Bermuda)	961	21,401
Matrix Service Co *	934	11,376
Miller Petroleum Inc *	793	4,124
Natural Gas Services Group Inc *	440	8,320
Newpark Resources Inc *	3,161	19,472
Nordic American Tanker Shipping Ltd (Bermuda)	1,857	48,319
Oasis Petroleum Inc *	964	26,144
Overseas Shipholding Group Inc	1,013	35,880
Parker Drilling Co *	4,507	20,597
Patriot Coal Corp *	3,036	58,807
Penn Virginia Corp	1,742	29,300
Petroleum Development Corp *	910	38,411
PetroQuest Energy Inc *	1,686	12,696
PHI Inc *	539	10,155
Pioneer Drilling Co *	2,200	19,382
Resolute Energy Corp *	1,376	20,310
REX American Resources Corp *	263	4,040
Rex Energy Corp *	1,085	14,810
Rosetta Resources Inc *	792	29,811
Seahawk Drilling Inc *	475	4,251
Ship Finance International Ltd (Bermuda)	1,759	37,854
Stone Energy Corp *	1,564	34,862
Swift Energy Co *	1,624	63,580
T-3 Energy Services Inc *	513	20,433
Teekay Tankers Ltd ‘A’	1,270	15,672
Tesco Corp * (Canada)	1,183	18,786
TETRA Technologies Inc *	2,577	30,589
Union Drilling Inc *	487	3,545
USEC Inc *	4,375	26,338
Vaalco Energy Inc *	1,785	12,781
Vantage Drilling Co * (Cayman)	5,702	11,575

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-63

B-41

PACIFIC SELECT FUND
PD SMALL-CAP VALUE INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Shares	Value
Venoco Inc *	578	$10,664
W&T Offshore Inc	1,296	23,160
Warren Resources Inc *	2,439	11,024
Western Refining Inc *	1,937	20,493
Willbros Group Inc *	1,880	18,462
World Fuel Services Corp	1,208	43,681

		1,751,326

Financials - 36.1%

1st Source Corp	572	11,577
1st United Bancorp Inc *	793	5,480
Abington Bancorp Inc	875	10,439
Acadia Realty Trust REIT	1,238	22,581
Advance America Cash Advance Centers Inc	2,000	11,280
Agree Realty Corp REIT	321	8,407
Alexander’s Inc REIT	28	11,544
Alliance Financial Corp	182	5,888
Alterra Capital Holdings Ltd (Bermuda)	3,746	81,063
American Campus Communities Inc REIT	2,542	80,734
American Capital Agency Corp REIT	1,975	56,761
American Capital Ltd *	13,243	100,117
American Equity Investment Life Holding Co	2,234	28,037
American National Bankshares Inc	244	5,746
American Safety Insurance Holdings Ltd * (Bermuda)	475	10,156
Ameris Bancorp *	987	10,403
Amerisafe Inc *	758	13,265
Ames National Corp	296	6,414
AmTrust Financial Services Inc	909	15,908
Anworth Mortgage Asset Corp REIT	4,534	31,738
Apollo Commercial Real Estate Finance Inc REIT	837	13,685
Apollo Investment Corp	7,548	83,556
Argo Group International Holdings Ltd (Bermuda)	1,191	44,603
Arlington Asset Investment Corp ‘A’	297	7,125
Arrow Financial Corp	405	11,142
Artio Global Investors Inc	94	1,387
Ashford Hospitality Trust Inc REIT *	1,515	14,620
Asset Acceptance Capital Corp *	499	2,959
Associated Estates Realty Corp REIT	820	12,538
Asta Funding Inc	434	3,515
Astoria Financial Corp	3,343	46,501
Avatar Holdings Inc *	319	6,323
Baldwin & Lyons Inc ‘B’	321	7,553
BancFirst Corp	264	10,874
Banco Latinoamericano de Comerico Exterior SA ‘E’ (Panama)	1,110	20,491
Bancorp Rhode Island Inc	123	3,578
Bank Mutual Corp	1,702	8,136
Bank of Marin Bancorp	197	6,895
Bank of the Ozarks Inc	443	19,204
BankFinancial Corp	682	6,650
Beneficial Mutual Bancorp Inc *	1,291	11,400
Berkshire Hills Bancorp Inc	524	11,580
BioMed Realty Trust Inc REIT	5,093	94,984
BlackRock Kelso Capital Corp	2,502	27,672
BofI Holding Inc *	269	4,172
Boston Private Financial Holdings Inc	2,984	19,545
Bridge Bancorp Inc	158	3,895
Brookline Bancorp Inc	2,308	25,042
Bryn Mawr Bank Corp	351	6,125
Calamos Asset Management Inc ‘A’	791	11,074
Camden National Corp	324	11,739
Campus Crest Communities Inc REIT	1,077	15,100
Capital City Bank Group Inc	435	5,481
Capital Southwest Corp	115	11,937
CapLease Inc REIT	2,400	13,968
Capstead Mortgage Corp REIT	2,697	33,955
Cardinal Financial Corp	1,079	12,549
Cash America International Inc	758	27,993
Cathay General Bancorp	3,102	51,803
CBL & Associates Properties Inc REIT	5,386	94,255
Cedar Shopping Centers Inc REIT	2,046	12,869
Center Financial Corp *	1,568	11,885
Centerstate Banks Inc	980	7,762
Century Bancorp Inc ‘A’	110	2,947
Chatham Lodging Trust REIT	355	6,124
Chemical Financial Corp	961	21,286
Chesapeake Lodging Trust REIT	665	12,509
Citizens & Northern Corp	473	7,029
Citizens Inc *	1,384	10,311
Citizens Republic Bancorp Inc *	14,698	9,039
City Holding Co	618	22,390
Clifton Savings Bancorp Inc	359	3,881
CNA Surety Corp *	716	16,955
CNB Financial Corp	534	7,909
CNO Financial Group Inc *	7,886	53,467
CoBiz Financial Inc	1,160	7,053
Cogdell Spencer Inc REIT	1,835	10,643
Cohen & Steers Inc	120	3,132
Colonial Properties Trust REIT	3,001	54,168
Colony Financial Inc REIT	529	10,591
Columbia Banking System Inc	1,506	31,716
Community Bank System Inc	1,263	35,074
Community Trust Bancorp Inc	503	14,567
Compass Diversified Holdings	1,307	23,121
CompuCredit Holdings Corp *	445	3,106
Consolidated-Tomoka Land Co	198	5,722
Coresite Realty Corp REIT	692	9,439
Cousins Properties Inc REIT	3,542	29,540
Cowen Group Inc ‘A’ *	1,319	6,147
CreXus Investment Corp REIT	535	7,009
CVB Financial Corp	3,448	29,894
Cypress Sharpridge Investments Inc REIT	1,958	25,278
Danvers Bancorp Inc	709	12,528
DCT Industrial Trust Inc REIT	8,135	43,197
Delphi Financial Group Inc ‘A’	1,832	52,835
DiamondRock Hospitality Co REIT *	5,961	71,532
Dime Community Bancshares Inc	1,062	15,495
Donegal Group Inc ‘A’	504	7,298
Doral Financial Corp *	613	846
DuPont Fabros Technology Inc REIT	990	21,057
Dynex Capital Inc REIT	926	10,112
Eagle Bancorp Inc *	708	10,216
EastGroup Properties Inc REIT	571	24,165
Education Realty Trust Inc REIT	2,146	16,674
EMC Insurance Group Inc	200	4,528
Employers Holdings Inc	1,127	19,700
Encore Bancshares Inc *	260	2,668
Encore Capital Group Inc *	148	3,471
Enstar Group Ltd * (Bermuda)	274	23,175
Enterprise Financial Services Corp	539	5,638
Entertainment Properties Trust REIT	1,803	83,389
Epoch Holding Corp	36	559
Equity Lifestyle Properties Inc REIT	337	18,848
Equity One Inc REIT	1,373	24,961
ESB Financial Corp	304	4,937
ESSA Bancorp Inc	568	7,509
Excel Trust Inc REIT	560	6,776
Extra Space Storage Inc REIT	3,378	58,777
Ezcorp Inc ‘A’ *	168	4,558
F.N.B. Corp	4,544	44,622
FBL Financial Group Inc ‘A’	533	15,281
FBR Capital Markets Corp *	2,209	8,438
Federal Agricultural Mortgage Corp ‘C’	353	5,761
FelCor Lodging Trust Inc REIT *	2,010	14,150
Fifth Street Finance Corp	2,151	26,113
Financial Institutions Inc	397	7,531
First American Financial Corp	3,781	56,488

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-63

B-42

PACIFIC SELECT FUND
PD SMALL-CAP VALUE INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Shares	Value

First Bancorp	531	$8,130
First BanCorp PR *	14,734	6,778
First Busey Corp	2,015	9,471
First Commonwealth Financial Corp	4,053	28,695
First Community Bancshares Inc	668	9,980
First Financial Bancorp	2,242	41,432
First Financial Bankshares Inc	446	22,826
First Financial Corp	410	14,407
First Financial Holdings Inc	595	6,848
First Industrial Realty Trust Inc REIT *	2,563	22,452
First Interstate Bancsystem Inc	441	6,721
First Merchants Corp	903	8,001
First Mercury Financial Corp	528	8,659
First Midwest Bancorp Inc	2,841	32,728
First Potomac Realty Trust REIT	1,941	32,648
First South Bancorp Inc	277	1,792
FirstMerit Corp	4,245	84,009
Flagstar Bancorp Inc *	3,034	4,945
Flagstone Reinsurance Holdings SA (Luxembourg)	2,042	25,729
Flushing Financial Corp	1,240	17,360
Forestar Group Inc *	1,402	27,059
Fox Chase Bancorp Inc *	182	2,157
FPIC Insurance Group Inc *	374	13,823
Franklin Street Properties Corp REIT	2,643	37,663
GAMCO Investors Inc ‘A’	100	4,801
German American Bancorp Inc	405	7,458
Getty Realty Corp REIT	452	14,139
GFI Group Inc	980	4,596
Glacier Bancorp Inc	2,886	43,607
Gladstone Capital Corp	878	10,115
Gladstone Commercial Corp REIT	475	8,944
Gladstone Investment Corp	823	6,296
Gleacher & Co Inc *	1,883	4,463
Glimcher Realty Trust REIT	3,366	28,274
Global Indemnity PLC * (Ireland)	580	11,861
Golub Capital BDC Inc	275	4,708
Government Properties Income Trust REIT	1,091	29,228
Great Southern Bancorp Inc	414	9,766
Green Bankshares Inc *	431	1,379
Greenlight Capital Re Ltd ‘A’ * (Cayman)	1,094	29,330
Hallmark Financial Services Inc *	447	4,068
Hancock Holding Co	1,110	38,695
Hanmi Financial Corp *	3,628	4,172
Harleysville Group Inc	460	16,900
Harris & Harris Group Inc *	1,482	6,491
Hatteras Financial Corp REIT	1,799	54,456
Healthcare Realty Trust Inc REIT	2,461	52,099
Heartland Financial USA Inc	555	9,690
Hercules Technology Growth Capital Inc	1,347	13,955
Heritage Financial Corp *	386	5,373
Heritage Financial Group	88	1,093
Hersha Hospitality Trust REIT	5,176	34,162
HFF Inc ‘A’ *	238	2,299
Highwoods Properties Inc REIT	2,685	85,517
Hilltop Holdings Inc *	1,632	16,189
Home Bancorp Inc *	261	3,607
Home BancShares Inc	880	19,386
Home Federal Bancorp Inc	737	9,043
Home Properties Inc REIT	967	53,659
Horace Mann Educators Corp	1,543	27,836
Hudson Pacific Properties Inc REIT	501	7,540
Hudson Valley Holding Corp	497	12,306
IBERIABANK Corp	1,026	60,667
Independent Bank Corp	837	22,641
Infinity Property & Casualty Corp	510	31,518
Inland Real Estate Corp REIT	2,918	25,678
International Assets Holding Corp *	525	12,390
International Bancshares Corp	2,021	40,481
Internet Capital Group Inc *	1,391	19,780
Invesco Mortgage Capital Inc REIT	1,577	34,442
Investment Technology Group Inc *	1,670	27,338
Investors Bancorp Inc *	1,614	21,176
Investors Real Estate Trust REIT	3,026	27,143
iStar Financial Inc REIT *	3,711	29,020
JMP Group Inc	461	3,517
Kansas City Life Insurance Co	160	5,285
KBW Inc	454	12,676
Kearny Financial Corp	553	4,756
Kilroy Realty Corp REIT	2,118	77,243
Kite Realty Group Trust REIT	2,356	12,746
Knight Capital Group Inc ‘A’ *	3,647	50,292
LaBranche & Co Inc *	1,433	5,159
Lakeland Bancorp Inc	889	9,752
Lakeland Financial Corp	598	12,833
LaSalle Hotel Properties REIT	2,694	71,122
Lexington Realty Trust REIT	3,738	29,717
LTC Properties Inc REIT	819	22,998
Maiden Holdings Ltd (Bermuda)	2,013	15,822
Main Street Capital Corp	572	10,405
MainSource Financial Group Inc	745	7,755
Marlin Business Services Corp *	350	4,428
MB Financial Inc	2,028	35,125
MCG Capital Corp	3,035	21,154
Meadowbrook Insurance Group Inc	2,153	22,068
Medallion Financial Corp	499	4,092
Medical Properties Trust Inc REIT	4,304	46,612
Merchants Bancshares Inc	262	7,221
Meridian Interstate Bancorp Inc *	326	3,844
Metro Bancorp Inc *	483	5,318
MF Global Holdings Ltd *	4,566	38,172
MFA Financial Inc REIT	10,640	86,822
MGIC Investment Corp *	7,770	79,176
Mid-America Apartment Communities Inc REIT	469	29,777
MidSouth Bancorp Inc	369	5,668
MidWestOne Financial Group Inc	261	3,944
Mission West Properties Inc REIT	652	4,362
Monmouth Real Estate Investment Corp ‘A’ REIT	988	8,398
Montpelier Re Holdings Ltd (Bermuda)	2,762	55,074
MPG Office Trust Inc REIT *	1,736	4,774
MVC Capital Inc	925	13,505
Nara Bancorp Inc *	1,419	13,935
NASB Financial Inc	117	1,961
National Bankshares Inc	249	7,841
National Financial Partners Corp *	1,679	22,499
National Health Investors Inc REIT	524	23,590
National Interstate Corp	251	5,371
National Penn Bancshares Inc	4,865	39,066
National Retail Properties Inc REIT	3,195	84,667
National Western Life Insurance Co ‘A’	81	13,504
NBT Bancorp Inc	1,328	32,071
Nelnet Inc ‘A’	922	21,842
NetSpend Holdings Inc *	583	7,474
NewAlliance Bancshares Inc	4,083	61,163
Newcastle Investment Corp REIT *	2,548	17,072
NewStar Financial Inc *	1,114	11,775
NGP Capital Resources Co	779	7,167
Northfield Bancorp Inc	694	9,244
NorthStar Realty Finance Corp REIT	3,125	14,844
Northwest Bancshares Inc	4,272	50,239
OceanFirst Financial Corp	522	6,718
Ocwen Financial Corp *	2,828	26,979
Old National Bancorp	3,331	39,606
Omega Healthcare Investors Inc REIT	3,050	68,442
OmniAmerican Bancorp Inc *	470	6,369
One Liberty Properties Inc REIT	324	5,411
Oppenheimer Holdings Inc ‘A’	401	10,510
Oriental Financial Group Inc	1,807	22,569

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-63

B-43

PACIFIC SELECT FUND
PD SMALL-CAP VALUE INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Shares	Value
Oritani Financial Corp	1,448	$17,724
Orrstown Financial Services Inc	244	6,688
Pacific Continental Corp	667	6,710
PacWest Bancorp	1,221	26,105
Park National Corp	500	36,335
Parkway Properties Inc REIT	902	15,803
Peapack-Gladstone Financial Corp	291	3,798
Pebblebrook Hotel Trust REIT	1,432	29,098
PennantPark Investment Corp	1,339	16,389
Penns Woods Bancorp Inc	155	6,169
Pennsylvania REIT	2,142	31,123
Pennymac Mortgage Investment Trust REIT	602	10,926
Penson Worldwide Inc *	823	4,024
Peoples Bancorp Inc	382	5,978
PHH Corp *	2,185	50,583
PICO Holdings Inc *	892	28,366
Pinnacle Financial Partners Inc *	1,237	16,798
Piper Jaffray Cos *	606	21,216
Platinum Underwriters Holdings Ltd (Bermuda)	1,583	71,188
Post Properties Inc REIT	1,880	68,244
Potlatch Corp REIT	728	23,696
Presidential Life Corp	736	7,308
Primerica Inc	926	22,456
Primus Guaranty Ltd * (Bermuda)	554	2,814
PrivateBancorp Inc	2,021	29,062
ProAssurance Corp *	1,243	75,326
Prospect Capital Corp	3,337	36,040
Prosperity Bancshares Inc	1,789	70,272
Provident Financial Services Inc	2,319	35,086
Provident New York Bancorp	1,440	15,106
PS Business Parks Inc REIT	587	32,708
Radian Group Inc	5,176	41,770
RAIT Financial Trust REIT *	4,081	8,937
Ramco-Gershenson Properties Trust REIT	1,524	18,974
Redwood Trust Inc REIT	2,965	44,267
Renasant Corp	1,005	16,995
Republic Bancorp Inc ‘A’	404	9,595
Resource Capital Corp REIT	1,995	14,723
Retail Opportunity Investments Corp REIT	1,682	16,669
RLI Corp	702	36,904
Rockville Financial Inc	282	3,446
Roma Financial Corp	269	2,851
S&T Bancorp Inc	978	22,093
S.Y. Bancorp Inc	382	9,378
Sabra Health Care Inc REIT	970	17,848
Safeguard Scientifics Inc *	774	13,220
Safety Insurance Group Inc	490	23,309
Sanders Morris Harris Group Inc	823	5,967
Sandy Spring Bancorp Inc	963	17,748
Saul Centers Inc REIT	77	3,646
SCBT Financial Corp	510	16,703
SeaBright Holdings Inc	845	7,791
Selective Insurance Group Inc	2,036	36,953
Sierra Bancorp	519	5,569
Simmons First National Corp ‘A’	678	19,323
Solar Capital Ltd	244	6,046
Southside Bancshares Inc	588	12,389
Southwest Bancorp Inc *	737	9,139
Sovran Self Storage Inc REIT	1,059	38,982
Starwood Property Trust Inc REIT	1,830	39,308
State Auto Financial Corp	596	10,382
State Bancorp Inc	613	5,670
StellarOne Corp	960	13,958
Sterling Bancorp	1,028	10,763
Sterling Bancshares Inc	3,653	25,644
Stewart Information Services Corp	623	7,183
Stifel Financial Corp *	118	7,321
Strategic Hotels & Resorts Inc REIT *	4,222	22,334
Suffolk Bancorp	244	6,022
Sun Communities Inc REIT	763	25,416
Sunstone Hotel Investors Inc REIT *	4,587	47,384
Susquehanna Bancshares Inc	4,931	47,732
SVB Financial Group *	1,639	86,949
SWS Group Inc	1,164	5,878
Tanger Factory Outlet Centers Inc REIT	663	33,939
Taylor Capital Group Inc *	361	4,747
Tejon Ranch Co *	376	10,359
Terreno Realty Corp REIT *	335	6,007
Territorial Bancorp Inc	535	10,652
Texas Capital Bancshares Inc *	1,423	30,267
The Bancorp Inc *	819	8,329
The First Bancorp Inc	300	4,737
The First Marblehead Corp *	2,008	4,357
The First of Long Island Corp	354	10,234
The Navigators Group Inc *	473	23,816
The Phoenix Cos Inc *	4,640	11,786
The PMI Group Inc *	5,677	18,734
The Student Loan Corp	142	4,606
THL Credit Inc	336	4,371
Thomas Properties Group Inc *	1,302	5,494
TICC Capital Corp	1,291	14,472
Tompkins Financial Corp	291	11,396
Tower Bancorp Inc	379	8,353
Tower Group Inc	857	21,922
TowneBank	989	15,715
TradeStation Group Inc *	1,338	9,032
Triangle Capital Corp	634	12,046
Trico Bancshares	584	9,432
Trustco Bank Corp NY	2,721	17,251
Trustmark Corp	2,444	60,709
Two Harbors Investment Corp REIT	1,120	10,965
U-Store-It Trust REIT	3,612	34,422
UMB Financial Corp	1,221	50,574
UMH Properties Inc REIT	352	3,590
Umpqua Holdings Corp	4,439	54,067
Union First Market Bankshares Corp	735	10,863
United Bankshares Inc	1,509	44,063
United Community Banks Inc *	3,527	6,878
United Financial Bancorp Inc	761	11,620
United Fire & Casualty Co	908	20,267
Universal Health Realty Income Trust REIT	204	7,452
Universal Insurance Holdings Inc	812	3,954
Univest Corp of Pennsylvania	700	13,419
Urstadt Biddle Properties Inc ‘A’ REIT	793	15,424
ViewPoint Financial Group	348	4,068
Virginia Commerce Bancorp Inc *	997	6,161
Walter Investment Management Corp REIT	947	16,989
Washington Banking Co	645	8,843
Washington REIT	1,851	57,362
Washington Trust Bancorp Inc	533	11,662
Webster Financial Corp	2,534	49,920
WesBanco Inc	849	16,097
West Bancorp Inc	535	4,168
West Coast Bancorp *	3,032	8,550
Westamerica Bancorp	624	34,613
Western Alliance Bancorp *	2,640	19,430
Westfield Financial Inc	1,066	9,861
Whitney Holding Corp	3,704	52,412
Wilshire Bancorp Inc	770	5,867
Winthrop Realty Trust REIT	974	12,457
Wintrust Financial Corp	1,371	45,284
World Acceptance Corp *	333	17,582
WSFS Financial Corp	221	10,484

		8,305,616

Health Care - 5.4%

Accelrys Inc *	1,143	9,487
Affymetrix Inc *	2,385	11,997
Albany Molecular Research Inc *	880	4,946
Alkermes Inc *	2,747	33,733

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-63

B-44

PACIFIC SELECT FUND
PD SMALL-CAP VALUE INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Shares	Value
Allied Healthcare International Inc *	1,962	$4,925
Alphatec Holdings Inc *	386	1,042
American Dental Partners Inc *	541	7,309
AMERIGROUP Corp *	1,753	76,992
AMN Healthcare Services Inc *	742	4,556
AmSurg Corp *	1,224	25,643
Analogic Corp	135	6,684
AngioDynamics Inc *	924	14,202
Assisted Living Concepts Inc ‘A’ *	402	13,077
BioScrip Inc *	350	1,831
BMP Sunstone Corp *	938	9,296
Cambrex Corp *	1,117	5,775
Cantel Medical Corp	561	13,127
Capital Senior Living Corp *	1,001	6,707
Caraco Pharmaceutical Laboratories Ltd *	303	1,376
CardioNet Inc *	754	3,529
Celera Corp *	3,206	20,198
Centene Corp *	1,908	48,349
Chindex International Inc *	323	5,326
CONMED Corp *	1,168	30,870
Cornerstone Therapeutics Inc *	270	1,563
Cross Country Healthcare Inc *	1,314	11,130
CryoLife Inc *	943	5,111
Cutera Inc *	423	3,507
Cynosure Inc ‘A’ *	329	3,366
Cypress Bioscience Inc *	1,265	8,197
DynaVox Inc ‘A’ *	302	1,549
Enzon Pharmaceuticals Inc *	837	10,186
Exactech Inc *	88	1,656
Exelixis Inc *	2,142	17,586
Five Star Quality Care Inc *	1,149	8,123
Gentiva Health Services Inc *	787	20,934
Greatbatch Inc *	944	22,798
Hanger Orthopedic Group Inc *	534	11,316
HealthSouth Corp *	211	4,370
Healthspring Inc *	2,240	59,427
Healthways Inc *	1,359	15,166
ICU Medical Inc *	370	13,505
Impax Laboratories Inc *	255	5,128
Inovio Pharmaceuticals Inc *	1,082	1,244
Invacare Corp	1,062	32,030
Kendle International Inc *	514	5,597
Kindred Healthcare Inc *	1,540	28,290
Lannett Co Inc *	257	1,437
Lexicon Pharmaceuticals Inc *	5,701	8,209
Magellan Health Services Inc *	1,303	61,606
Martek Biosciences Corp *	1,290	40,377
Maxygen Inc	1,038	4,079
MedCath Corp *	876	12,220
Medical Action Industries Inc *	511	4,895
Medicis Pharmaceutical Corp ‘A’	2,370	63,492
Merit Medical Systems Inc *	89	1,409
Molina Healthcare Inc *	237	6,600
National Healthcare Corp	355	16,426
Owens & Minor Inc	484	14,244
Palomar Medical Technologies Inc *	374	5,315
Par Pharmaceutical Cos Inc *	1,375	52,951
PharMerica Corp *	729	8,347
Progenics Pharmaceuticals Inc *	286	1,562
RehabCare Group Inc *	807	19,126
RTI Biologics Inc *	1,901	5,076
Select Medical Holdings Corp *	1,983	14,496
Skilled Healthcare Group Inc ‘A’ *	853	7,660
Solta Medical Inc *	2,046	6,240
STERIS Corp	113	4,120
Sucampo Pharmaceuticals Inc ‘A’ *	354	1,359
Sun Healthcare Group Inc *	970	12,280
SuperGen Inc *	2,162	5,664
SurModics Inc *	277	3,288
Symmetry Medical Inc *	1,333	12,330
Syneron Medical Ltd * (Israel)	1,034	10,536
The Medicines Co *	975	13,777
TomoTherapy Inc *	1,312	4,736
Triple-S Management Corp ‘B’ *	743	14,176
Universal American Corp	1,246	25,481
ViroPharma Inc *	3,066	53,103
Vital Images Inc *	163	2,279
WellCare Health Plans Inc *	1,646	49,742
Wright Medical Group Inc *	548	8,510
Young Innovations Inc	173	5,538

		1,235,442

Industrials - 13.9%

A.O. Smith Corp	114	4,341
AAR Corp *	1,530	42,029
ABM Industries Inc	1,445	38,004
ACCO Brands Corp *	2,202	18,761
Aceto Corp	1,003	9,027
Advanced Battery Technologies Inc *	1,029	3,962
Air Transport Services Group Inc *	2,153	17,009
Aircastle Ltd (Bermuda)	2,018	21,088
AirTran Holdings Inc *	5,243	38,746
Alamo Group Inc	221	6,148
Alaska Air Group Inc *	1,311	74,321
Albany International Corp ‘A’	883	20,918
AMERCO *	335	32,173
American Railcar Industries Inc *	372	8,232
American Reprographics Co *	1,200	9,108
American Woodmark Corp	327	8,025
Ameron International Corp	355	27,111
Ampco-Pittsburgh Corp	332	9,313
Apogee Enterprises Inc	1,052	14,171
Applied Signal Technology Inc	290	10,988
Argan Inc *	207	1,919
Arkansas Best Corp	983	26,954
Astec Industries Inc *	762	24,696
Atlas Air Worldwide Holdings Inc *	998	55,718
Baldor Electric Co	114	7,187
Baltic Trading Ltd	695	7,096
Barnes Group Inc	211	4,361
Brady Corp ‘A’	1,893	61,731
Briggs & Stratton Corp	698	13,744
Broadwind Energy Inc *	3,040	7,022
Builders FirstSource Inc *	1,253	2,468
CAI International Inc *	278	5,449
Cascade Corp	369	17,446
CBIZ Inc *	743	4,636
CDI Corp	394	7,325
Celadon Group Inc *	323	4,777
Ceradyne Inc *	974	30,710
Chart Industries Inc *	1,137	38,408
CIRCOR International Inc	642	27,144
CLARCOR Inc	137	5,876
Columbus McKinnon Corp *	723	14,691
Comfort Systems USA Inc	1,509	19,874
Commercial Vehicle Group Inc *	931	15,129
Courier Corp	361	5,603
CRA International Inc *	410	9,639
Cubic Corp	357	16,833
Curtiss-Wright Corp	1,792	59,494
Deluxe Corp	112	2,578
Douglas Dynamics Inc	414	6,272
Ducommun Inc	437	9,518
Dycom Industries Inc *	1,444	21,299
Dynamex Inc *	227	5,621
Dynamic Materials Corp	283	6,387
Eagle Bulk Shipping Inc *	2,496	12,430
EMCOR Group Inc *	2,549	73,870
Encore Wire Corp	691	17,330
EnergySolutions Inc	3,476	19,361

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-63

B-45

PACIFIC SELECT FUND
PD SMALL-CAP VALUE INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Shares	Value
EnerSys *	1,356	$43,555
Ennis Inc	861	14,723
EnPro Industries Inc *	485	20,157
ESCO Technologies Inc	1,016	38,446
Esterline Technologies Corp *	1,160	79,564
Excel Maritime Carriers Ltd * (Liberia)	1,515	8,530
Federal Signal Corp	2,563	17,582
Force Protection Inc *	2,791	15,378
Franklin Electric Co Inc	66	2,569
FreightCar America Inc	477	13,804
Fuel Tech Inc *	676	6,564
G&K Services Inc ‘A’	747	23,090
Genco Shipping & Trading Ltd *	1,105	15,912
GenCorp Inc *	2,318	11,984
Generac Holdings Inc *	455	7,357
Gibraltar Industries Inc *	1,134	15,388
Global Defense Technology & Systems Inc *	123	2,074
GP Strategies Corp *	358	3,666
Granite Construction Inc	1,332	36,537
Great Lakes Dredge & Dock Corp	1,563	11,519
Griffon Corp *	1,737	22,129
H&E Equipment Services Inc *	1,148	13,282
Hawaiian Holdings Inc *	1,512	11,854
Heidrick & Struggles International Inc	648	18,565
Herley Industries Inc *	575	9,959
Hexcel Corp *	670	12,120
Hill International Inc *	822	5,318
Hoku Corp *	526	1,389
Horizon Lines Inc ‘A’	1,188	5,192
Huron Consulting Group Inc *	633	16,743
ICF International Inc *	428	11,008
Insituform Technologies Inc ‘A’ *	219	5,806
Insteel Industries Inc	606	7,569
Interline Brands Inc *	1,192	27,142
International Shipholding Corp	206	5,232
JetBlue Airways Corp *	9,536	63,033
Kadant Inc *	338	7,967
Kaman Corp	453	13,169
Kelly Services Inc ‘A’ *	889	16,713
Kimball International Inc ‘B’	1,134	7,825
Korn/Ferry International *	1,668	38,548
Kratos Defense & Security Solutions Inc *	774	10,194
Ladish Co Inc *	620	30,138
Lawson Products Inc	144	3,584
Layne Christensen Co *	772	26,572
LB Foster Co ‘A’ *	383	15,680
LECG Corp *	724	999
LMI Aerospace Inc *	324	5,181
LSI Industries Inc	686	5,804
Lydall Inc *	625	5,031
M&F Worldwide Corp *	380	8,778
Marten Transport Ltd	543	11,609
MasTec Inc *	2,040	29,764
McGrath RentCorp	531	13,923
Met-Pro Corp	514	6,070
Metalico Inc *	1,458	8,573
Michael Baker Corp *	264	8,210
Miller Industries Inc	476	6,774
Mine Safety Appliances Co	289	8,997
Mobile Mini Inc *	1,423	28,019
Moog Inc ‘A’ *	1,754	69,809
Mueller Industries Inc	1,272	41,594
Mueller Water Products Inc ‘A’	354	1,476
Multi-Color Corp	412	8,018
MYR Group Inc *	648	13,608
NACCO Industries Inc ‘A’	16	1,734
Navigant Consulting Inc *	1,571	14,453
Northwest Pipe Co *	348	8,362
Old Dominion Freight Line Inc *	174	5,566
On Assignment Inc *	1,391	11,337
Orbital Sciences Corp *	1,307	22,389
PAM Transportation Services Inc *	152	1,705
Patriot Transportation Holding Inc *	55	5,113
PGT Inc *	445	1,090
Pike Electric Corp *	591	5,071
Pinnacle Airlines Corp *	799	6,312
Powell Industries Inc *	337	11,081
Preformed Line Products Co	65	3,804
Primoris Services Corp	841	8,023
Quality Distribution Inc *	222	2,018
Quanex Building Products Corp	1,191	22,593
RailAmerica Inc *	882	11,422
Republic Airways Holdings Inc *	1,899	13,901
Roadrunner Transportation Systems Inc *	227	3,282
Robbins & Myers Inc	1,058	37,855
RSC Holdings Inc *	1,970	19,188
Rush Enterprises Inc ‘A’ *	1,268	25,918
Saia Inc *	643	10,667
School Specialty Inc *	426	5,934
Seaboard Corp	12	23,892
SFN Group Inc *	1,695	16,543
Simpson Manufacturing Co Inc	86	2,658
SkyWest Inc	2,173	33,942
Standex International Corp	410	12,263
Steelcase Inc ‘A’	2,692	28,455
Sterling Construction Co Inc *	676	8,815
SYKES Enterprises Inc *	1,423	28,830
TAL International Group Inc	486	15,003
Team Inc *	661	15,996
Tecumseh Products Co ‘A’ *	778	10,153
Teledyne Technologies Inc *	1,011	44,454
The Brink’s Co	306	8,225
The Dolan Co *	727	10,120
The Geo Group Inc *	1,049	25,868
The Greenbrier Cos Inc *	747	15,680
Titan International Inc	1,187	23,194
Titan Machinery Inc *	322	6,215
Tredegar Corp	910	17,636
Triumph Group Inc	649	58,027
TrueBlue Inc *	669	12,035
Tutor Perini Corp	1,025	21,945
Twin Disc Inc	282	8,421
Ultrapetrol Bahamas Ltd * (Bahamas)	866	5,568
UniFirst Corp	543	29,892
United Rentals Inc *	2,353	53,531
United Stationers Inc *	355	22,653
Universal Forest Products Inc	752	29,253
Universal Truckload Services Inc *	196	3,120
US Airways Group Inc *	6,317	63,233
USA Truck Inc *	311	4,115
Viad Corp	671	17,090
VSE Corp	68	2,245
Wabash National Corp *	2,700	31,995
Watts Water Technologies Inc ‘A’	1,010	36,956
Werner Enterprises Inc	1,439	32,521

		3,200,798

Information Technology - 9.1%

Advanced Analogic Technologies Inc *	1,273	5,105
Advanced Energy Industries Inc *	557	7,597
Agilysys Inc *	771	4,341
Alpha & Omega Semiconductor Ltd * (Bermuda)	150	1,925
ANADIGICS Inc *	761	5,274
Anaren Inc *	553	11,530
Anixter International Inc	536	32,015
ARRIS Group Inc *	3,927	44,061
ATMI Inc *	1,181	23,549
Aviat Networks Inc *	2,519	12,771
Avid Technology Inc *	1,190	20,777

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-63

B-46

PACIFIC SELECT FUND
PD SMALL-CAP VALUE INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Shares	Value
Axcelis Technologies Inc *	3,892	$13,466
AXT Inc *	733	7,653
Bel Fuse Inc ‘B’	418	9,990
Benchmark Electronics Inc *	2,208	40,097
BigBand Networks Inc *	1,442	4,038
Black Box Corp	716	27,416
Brooks Automation Inc *	969	8,789
Cabot Microelectronics Corp *	720	29,844
CACI International Inc ‘A’ *	1,096	58,526
CDC Corp ‘A’ * (Cayman)	1,157	4,061
Ceva Inc *	89	1,825
Checkpoint Systems Inc *	968	19,892
CIBER Inc *	2,673	12,510
Cognex Corp	319	9,385
Coherent Inc *	299	13,497
Cohu Inc	782	12,966
Computer Task Group Inc *	179	1,948
Comtech Telecommunications Corp	715	19,827
CPI International Inc *	299	5,786
Cray Inc *	766	5,477
CSG Systems International Inc *	741	14,035
CTS Corp	1,008	11,148
Cymer Inc *	882	39,752
Daktronics Inc	1,037	16,509
DealerTrack Holdings Inc *	248	4,977
Digi International Inc *	920	10,212
Digital River Inc *	1,356	46,674
DSP Group Inc *	842	6,854
EarthLink Inc	4,277	36,782
Electro Rent Corp	711	11,490
Electro Scientific Industries Inc *	1,054	16,896
Electronics for Imaging Inc *	1,847	26,431
EMS Technologies Inc *	555	10,978
Emulex Corp *	3,431	40,005
Energy Conversion Devices Inc *	1,602	7,369
Entegris Inc *	3,555	26,556
Epicor Software Corp *	749	7,565
EPIQ Systems Inc	1,251	17,176
ePlus Inc *	119	2,813
Euronet Worldwide Inc *	1,889	32,944
Evergreen Solar Inc *	7,416	4,324
Exar Corp *	1,443	10,072
Extreme Networks Inc *	2,516	7,774
Fair Isaac Corp	1,661	38,818
FalconStor Software Inc *	544	1,822
FEI Co *	1,102	29,104
FormFactor Inc *	2,000	17,760
Gerber Scientific Inc *	919	7,233
Global Cash Access Holdings Inc *	198	632
Globecomm Systems Inc *	739	7,390
GSI Technology Inc *	204	1,652
Harmonic Inc *	3,531	30,261
Hutchinson Technology Inc *	758	2,812
Ikanos Communications Inc *	850	1,139
Imation Corp *	1,124	11,588
Infinera Corp *	216	2,231
InfoSpace Inc *	1,203	9,985
Insight Enterprises Inc *	1,401	18,437
Integral Systems Inc *	663	6,570
Integrated Device Technology Inc *	2,315	15,418
Intermec Inc *	827	10,470
Internap Network Services Corp *	2,150	13,072
Intevac Inc *	541	7,579
IXYS Corp *	296	3,440
j2 Global Communications Inc *	559	16,183
JDA Software Group Inc *	1,520	42,560
Keynote Systems Inc	450	6,579
Kopin Corp *	1,518	6,315
L-1 Identity Solutions Inc *	3,030	36,087
Littelfuse Inc	135	6,353
ManTech International Corp ‘A’ *	66	2,728
Marchex Inc ‘B’	934	8,910
Measurement Specialties Inc *	600	17,610
Mentor Graphics Corp *	2,367	28,404
Mercury Computer Systems Inc *	868	15,954
Methode Electronics Inc	585	7,587
Microsemi Corp *	1,994	45,663
MKS Instruments Inc *	1,156	28,310
ModusLink Global Solutions Inc *	1,734	11,618
Newport Corp *	1,028	17,856
Novatel Wireless Inc *	1,186	11,326
OmniVision Technologies Inc *	520	15,397
Online Resources Corp *	938	4,362
Oplink Communications Inc *	458	8,459
Opnext Inc *	1,416	2,492
OSI Systems Inc *	162	5,890
Park Electrochemical Corp	284	8,520
PC Connection Inc *	353	3,128
PCTEL Inc *	771	4,626
Perficient Inc *	379	4,738
Pericom Semiconductor Corp *	805	8,839
Photronics Inc *	2,159	12,760
Powerwave Technologies Inc *	5,480	13,919
Quantum Corp *	654	2,433
Quest Software Inc *	240	6,658
RadiSys Corp *	216	1,922
RealD Inc *	291	7,543
RealNetworks Inc *	3,179	13,352
Richardson Electronics Ltd	396	4,629
Rimage Corp *	350	5,218
Rofin-Sinar Technologies Inc *	610	21,618
Rogers Corp *	398	15,223
S1 Corp *	2,266	15,635
ScanSource Inc *	1,051	33,527
SeaChange International Inc *	604	5,164
Sigma Designs Inc *	992	14,057
Silicon Graphics International Corp *	1,192	10,764
Silicon Image Inc *	766	5,630
SMART Modular Technologies Inc * (Cayman)	938	5,403
Smith Micro Software Inc *	131	2,062
Sonic Solutions Inc *	361	5,415
Sonus Networks Inc *	1,515	4,045
Spectrum Control Inc *	274	4,107
SRA International Inc ‘A’ *	1,528	31,248
Standard Microsystems Corp *	628	18,105
Sycamore Networks Inc	769	15,834
Symmetricom Inc *	1,677	11,890
SYNNEX Corp *	874	27,269
Take-Two Interactive Software Inc *	2,476	30,306
Tekelec *	2,291	27,286
TeleCommunication Systems Inc ‘A’ *	1,117	5,216
Tessera Technologies Inc *	846	18,739
The Hackett Group Inc *	404	1,418
The Knot Inc *	534	5,276
THQ Inc *	547	3,315
Tier Technologies Inc *	271	1,623
Trident Microsystems Inc *	2,591	4,612
TTM Technologies Inc *	2,378	35,456
Ultratech Inc *	238	4,731
Unisys Corp *	968	25,062
United Online Inc	2,800	18,480
UTStarcom Inc *	4,772	9,830
ValueClick Inc *	697	11,173
ViaSat Inc *	810	35,972
Virtusa Corp *	215	3,517
X-Rite Inc *	1,349	6,165
Zoran Corp *	1,717	15,110
Zygo Corp *	666	8,145

		2,086,043

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-63

B-47

PACIFIC SELECT FUND
PD SMALL-CAP VALUE INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Shares	Value
Materials - 6.2%

A. Schulman Inc	1,154	$26,415
A.M. Castle & Co *	681	12,537
AEP Industries Inc *	86	2,232
American Vanguard Corp	747	6,379
Arch Chemicals Inc	338	12,820
Boise Inc	2,726	21,617
Brush Engineered Materials Inc *	722	27,898
Buckeye Technologies Inc	1,526	32,061
Century Aluminum Co *	2,507	38,934
Clearwater Paper Corp *	113	8,848
Coeur d’Alene Mines Corp *	3,213	87,779
Contango ORE Inc *	13	135
Ferro Corp *	1,859	27,216
Georgia Gulf Corp *	1,317	31,687
Glatfelter	1,766	21,669
Graham Packaging Co Inc *	664	8,659
Graphic Packaging Holding Co *	4,434	17,248
H.B. Fuller Co	1,778	36,485
Haynes International Inc	429	17,945
Headwaters Inc *	2,530	11,587
Hecla Mining Co *	9,968	112,240
Horsehead Holding Corp *	1,638	21,359
Innophos Holdings Inc	637	22,983
Kaiser Aluminum Corp	584	29,253
KapStone Paper & Packaging Corp *	1,499	22,935
Landec Corp *	810	4,844
Louisiana-Pacific Corp *	4,937	46,704
Metals USA Holdings Corp *	178	2,713
Minerals Technologies Inc	677	44,283
Molycorp Inc *	567	28,293
Myers Industries Inc	1,336	13,013
Neenah Paper Inc	300	5,904
Olin Corp	1,300	26,676
Olympic Steel Inc	392	11,243
OM Group Inc *	1,203	46,327
PolyOne Corp *	1,063	13,277
Quaker Chemical Corp	135	5,625
Rock-Tenn Co ‘A’	999	53,896
Rockwood Holdings Inc *	532	20,812
RTI International Metals Inc *	1,023	27,600
Sensient Technologies Corp	1,934	71,036
Silgan Holdings Inc	1,048	37,529
Spartech Corp *	670	6,271
Texas Industries Inc	798	36,532
Thompson Creek Metals Co Inc * (Canada)	5,710	84,051
TPC Group Inc *	293	8,884
Universal Stainless & Alloy Products Inc *	249	7,789
US Energy Corp *	986	5,995
W.R. Grace & Co *	2,397	84,207
Wausau Paper Corp	1,676	14,430
Westlake Chemical Corp	753	32,733
Worthington Industries Inc	926	17,038
Zoltek Cos Inc *	1,065	12,301

		1,428,927

Telecommunication Services - 0.6%

Cincinnati Bell Inc *	5,887	16,484
Consolidated Communications Holdings Inc	295	5,694
FiberTower Corp *	1,877	8,371
General Communication Inc ‘A’ *	1,926	24,383
Global Crossing Ltd * (Bermuda)	448	5,788
Globalstar Inc *	2,568	3,724
Hughes Communications Inc *	138	5,581
ICO Global Communications Holdings Ltd *	1,268	1,902
IDT Corp ‘B’	559	14,338
Iridium Communications Inc *	1,289	10,634
PAETEC Holding Corp *	1,461	5,464
Premiere Global Services Inc *	2,397	16,300
USA Mobility Inc	360	6,397
Vonage Holdings Corp *	2,271	5,087

		130,147

Utilities - 6.0%

ALLETE Inc	1,192	44,414
American States Water Co	734	25,301
Artesian Resources Corp ‘A’	218	4,131
Avista Corp	2,110	47,517
Black Hills Corp	1,511	45,330
California Water Service Group	750	27,953
Central Vermont Public Service Corp	549	12,001
CH Energy Group Inc	620	30,312
Chesapeake Utilities Corp	399	16,566
Cleco Corp	2,342	72,040
Connecticut Water Service Inc	345	9,619
Consolidated Water Co Ltd (Cayman)	538	4,933
Dynegy Inc *	4,063	22,834
El Paso Electric Co *	1,707	46,994
IDACORP Inc	1,857	68,672
MGE Energy Inc	905	38,698
Middlesex Water Co	604	11,083
New Jersey Resources Corp	1,599	68,933
Nicor Inc	1,736	86,661
Northwest Natural Gas Co	1,036	48,143
NorthWestern Corp	1,390	40,074
Otter Tail Corp	1,329	29,956
Piedmont Natural Gas Co Inc	2,770	77,449
PNM Resources Inc	3,340	43,487
Portland General Electric Co	2,893	62,778
SJW Corp	491	12,997
South Jersey Industries Inc	964	50,918
Southwest Gas Corp	1,738	63,732
The Empire District Electric Co	1,585	35,187
The Laclede Group Inc	869	31,753
UIL Holdings Corp	1,975	59,171
UniSource Energy Corp	1,408	50,463
Unitil Corp	429	9,755
WGL Holdings Inc	1,951	69,787
York Water Co	581	10,046

		1,379,688

Total Common Stocks
(Cost $17,828,759)		22,409,171

CLOSED-END MUTUAL FUND - 0.0%

Kayne Anderson Energy Development Co	400	7,204

Total Closed-End Mutual Fund
(Cost $5,333)		7,204

EXCHANGE-TRADED FUND - 0.9%

iShares Russell 2000 Value Index Fund	2,808	199,621

Total Exchange-Traded Fund
(Cost $194,031)		199,621

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-63

B-48

PACIFIC SELECT FUND
PD SMALL-CAP VALUE INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Principal
	Amount	Value
CORPORATE BONDS & NOTES - 0.0%

Financials - 0.0%

GAMCO Investors Inc
0.000% due 12/31/15	$300	$300

Total Corporate Bonds & Notes
(Cost $320)		300

SHORT-TERM INVESTMENT - 1.3%

Repurchase Agreement - 1.3%

Fixed Income Clearing Corp 0.010% due 01/03/11 (Dated 12/31/10, repurchase price of $302,035; collateralized by Federal Home Loan Bank: 0.250% due 01/28/11 and value $310,388)	302,035	302,035

Total Short-Term Investment
(Cost $302,035)		302,035

TOTAL INVESTMENTS - 99.7%
(Cost $18,330,478)		22,918,331

OTHER ASSETS & LIABILITIES, NET - 0.3%		76,150

NET ASSETS - 100.0%		$22,994,481

Notes to Schedule of Investments

(a)	As of December 31, 2010, the portfolio was diversified as a percentage of net assets as follows:

Financials	36.1%
Industrials	13.9%
Consumer Discretionary	9.7%
Information Technology	9.1%
Energy	7.6%
Materials	6.2%
Utilities	6.0%
Health Care	5.4%
Consumer Staples	2.9%
Short-Term Investment	1.3%
Exchange-Traded Fund	0.9%
Telecommunication Services	0.6%

99.7%
Other Assets & Liabilities, Net	0.3%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	As of December 31, 2010, $48,000 in cash was segregated with the broker(s)/custodian as collateral for open futures contracts.

(d)	Open futures contracts outstanding as of December 31, 2010 were as follows:

	Number of	Notional	Unrealized
Long Futures Outstanding	Contracts	Amount	Appreciation
Russell 2000 Mini (03/11)	5	$381,395	$9,755

(e)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 12 in the Notes to Financial Statements) as of December 31, 2010:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2010	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Common Stocks (1)	$22,409,171	$22,409,171	$-	$-
	Closed-End Mutual Fund	7,204	7,204	-	-
	Exchange-Traded Fund	199,621	199,621	-	-
	Corporate Bonds & Notes	300	-	300	-
	Short-Term Investment	302,035	-	302,035	-
	Derivatives:
	Equity Contracts
	Futures	9,755	9,755	-	-

	Total	$22,928,086	$22,625,751	$302,335	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-63

B-49

PACIFIC SELECT FUND
PD INTERNATIONAL LARGE-CAP PORTFOLIO
Schedule of Investments
December 31, 2010

	Shares	Value
RIGHTS - 0.0%

Canada - 0.0%

Ivanhoe Mines Ltd Exp. 01/26/11 *	1,200	$1,617

Total Rights
(Cost $0)		1,617

PREFERRED STOCKS - 0.1%

Germany - 0.1%

Fresenius SE	221	18,934
Porsche Automobil Holding SE	208	16,614

		35,548

Total Preferred Stocks
(Cost $25,913)		35,548

COMMON STOCKS - 97.3%

Australia - 7.4%

AGL Energy Ltd	3,077	47,968
Alumina Ltd ADR	4,800	48,864
Amcor Ltd	5,181	35,774
AMP Ltd	15,084	81,621
Asciano Ltd *	8,923	14,567
ASX Ltd	1,292	49,802
Australia & New Zealand Banking Group Ltd	10,289	245,754
BHP Billiton Ltd ADR	6,850	636,502
Boral Ltd	5,402	26,723
Brambles Ltd	10,094	73,526
Coca-Cola Amatil Ltd	2,170	24,130
Cochlear Ltd	375	30,870
Commonwealth Bank of Australia	6,659	346,005
Computershare Ltd	3,833	42,247
CSL Ltd	2,407	89,353
Fortescue Metals Group Ltd *	8,933	59,881
Foster’s Group Ltd	7,147	41,548
Incitec Pivot Ltd	12,372	50,156
Insurance Australia Group Ltd	7,819	31,054
JB Hi-Fi Ltd	2,393	43,826
Leighton Holdings Ltd	1,175	37,035
Macquarie Group Ltd	1,094	41,398
National Australia Bank Ltd	8,016	194,480
Newcrest Mining Ltd	2,162	89,677
Orica Ltd	1,343	34,250
Origin Energy Ltd	5,292	90,231
OZ Minerals Ltd	17,625	31,129
Paladin Energy Ltd *	11,912	60,038
QBE Insurance Group Ltd	5,327	98,928
Rio Tinto Ltd	2,477	216,903
Santos Ltd	3,786	50,973
Sonic Healthcare Ltd	2,188	26,010
Suncorp Group Ltd	4,275	37,647
TABCORP Holdings Ltd	3,225	23,450
Tatts Group Ltd	21,346	56,366
Telstra Corp Ltd	22,978	65,554
Transurban Group	7,348	38,576
UGL Ltd	1,497	22,104
Wesfarmers Ltd	5,301	173,657
Westpac Banking Corp ADR	2,500	286,150
Woodside Petroleum Ltd	2,217	96,574
Woolworths Ltd	5,522	152,489

		3,943,790

Austria - 0.2%

Erste Group Bank AG	1,052	49,651
OMV AG	899	37,466
Telekom Austria AG	1,041	14,673
Voestalpine AG	203	9,709

		111,499

Belgium - 0.8%

Ageas	9,285	21,222
Anheuser-Busch InBev NV	1,314	75,080
Anheuser-Busch InBev NV ADR	1,900	108,471
Belgacom SA	515	17,302
Colruyt SA	707	35,953
Delhaize Group SA ADR	749	55,209
KBC Groep NV *	812	27,667
Solvay SA	138	14,715
UCB SA	1,048	35,986
Umicore	343	17,858

		409,463

Bermuda - 0.4%

Esprit Holdings Ltd	6,086	28,872
Li & Fung Ltd	14,000	81,859
Seadrill Ltd	1,500	51,170
VTech Holdings Ltd	4,000	47,152

		209,053

Canada - 10.5%

Agnico-Eagle Mines Ltd (TSE)	900	69,335
Agrium Inc	473	43,528
Bank of Montreal	2,700	156,086
Bank of Nova Scotia	4,000	229,709
Barrick Gold Corp (TSE)	4,500	240,410
BCE Inc	1,750	62,200
Bombardier Inc ‘B’	3,600	18,139
Cameco Corp	1,750	70,929
Canadian Imperial Bank of Commerce	1,704	134,239
Canadian National Railway Co (TSE)	2,350	156,816
Canadian Natural Resources Ltd	4,940	220,345
Canadian Pacific Railway Ltd	1,000	64,990
Canadian Tire Corp Ltd ‘A’	200	13,716
Canadian Utilities Ltd ‘A’	800	43,769
Cenovus Energy Inc (TSE)	2,984	99,877
CGI Group Inc ‘A’ *	1,000	17,299
CI Financial Corp	700	15,840
Crescent Point Energy Corp	1,400	62,221
Eldorado Gold Corp	3,700	68,842
Empire Co Ltd ‘A’	800	44,912
Enbridge Inc	1,650	93,378
Encana Corp (TSE)	3,748	109,654
Fairfax Financial Holdings Ltd	100	41,133
Finning International Inc	1,600	43,592
First Quantum Minerals Ltd	200	21,724
Fortis Inc	600	20,505
Franco-Nevada Corp	350	11,708
George Weston Ltd	100	8,468
Gildan Activewear Inc *	1,400	39,918
Goldcorp Inc	3,150	145,350
Great-West Lifeco Inc	2,200	58,413
Husky Energy Inc	1,200	32,043
IAMGOLD Corp (TSE)	800	14,281
IGM Financial Inc	400	17,484
Imperial Oil Ltd	550	22,447
Inmet Mining Corp	200	15,541
Intact Financial Corp	950	48,594
Ivanhoe Mines Ltd *	1,200	27,758
Kinross Gold Corp	7,144	135,867
Loblaw Cos Ltd	400	16,241
Magna International Inc	1,400	73,091

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-63

B-50

PACIFIC SELECT FUND
PD INTERNATIONAL LARGE-CAP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Shares	Value
Manulife Financial Corp	8,214	$141,678
Metro Inc ‘A’	400	18,184
National Bank of Canada	500	34,456
New Gold Inc *	6,100	59,387
Nexen Inc	2,440	55,951
Niko Resources Ltd	400	41,509
Onex Corp	1,600	48,645
Pacific Rubiales Energy Corp	750	25,458
Pan American Silver Corp	1,000	41,165
Petrobank Energy & Resources Ltd *	1,100	27,934
Petrominerales Ltd	676	22,545
Potash Corp of Saskatchewan Inc (TSE)	1,300	201,936
Progress Energy Resources Corp	3,100	39,596
Research In Motion Ltd (TSE) *	1,640	95,781
Rogers Communications Inc ‘B’	2,000	69,597
Royal Bank of Canada	6,248	328,769
Saputo Inc	500	19,903
Shaw Communications Inc ‘B’	2,700	57,975
Shoppers Drug Mart Corp	1,450	57,647
Silver Wheaton Corp *	900	35,283
Sino-Forest Corp *	800	18,739
SNC-Lavalin Group Inc	325	19,537
Sun Life Financial Inc	3,261	98,752
Suncor Energy Inc (TSE)	6,749	259,833
Talisman Energy Inc	5,073	112,858
TELUS Corp - Non Voting Shares	500	21,749
The Teck Resources Ltd ‘B’	1,950	121,181
The Toronto-Dominion Bank	3,785	282,647
Thomson Reuters Corp (TSE)	2,200	82,398
Tim Hortons Inc	1,400	57,870
TransAlta Corp	700	14,890
TransCanada Corp	2,928	111,872
Valeant Pharmaceuticals International	2,800	79,638
Viterra Inc *	1,300	12,133
Yamana Gold Inc	4,900	62,932

		5,610,820

Cyprus - 0.0%

Bank of Cyprus Public Co Ltd	1,459	5,036

Denmark - 0.9%

A.P. Moller - Maersk AS ‘B’	6	54,322
Carlsberg AS ‘B’	526	52,798
Danske Bank AS *	2,201	56,445
DSV AS	497	11,017
FLSmidth & Co AS	172	16,457
Jyske Bank AS *	263	12,274
Novo Nordisk AS ADR	1,900	213,883
Novozymes AS ‘B’	73	10,186
Vestas Wind Systems AS *	1,015	32,145

		459,527

Finland - 0.9%

Fortum OYJ	2,974	89,706
Kesko OYJ ‘B’	886	41,403
Kone OYJ ‘B’	609	33,825
Metso OYJ	472	26,404
Nokia OYJ ADR	15,900	164,088
Sampo OYJ ‘A’	1,569	41,954
Stora Enso OYJ ‘R’	2,851	29,340
UPM-Kymmene OYJ	2,662	47,191
Wartsila OYJ	341	25,985

		499,896

France - 8.0%

Accor SA	566	25,225
Air Liquide SA	1,470	186,122
Alcatel-Lucent *	7,480	21,883
Alstom SA	1,207	57,852
AXA SA	3,900	64,917
AXA SA ADR	2,200	36,630
BioMerieux	397	39,179
BNP Paribas	4,165	265,253
Bouygues SA	1,056	45,575
Capgemini SA	985	46,048
Carrefour SA	2,416	99,617
Casino Guichard-Perrachon SA	445	43,420
Christian Dior SA	248	35,472
Cie de Saint-Gobain	1,621	83,490
Cie Generale d’Optique Essilor International SA	757	48,774
Cie Generale des Etablissements Michelin ‘B’	820	58,864
Credit Agricole SA	4,769	60,641
Danone SA	2,338	147,006
Dassault Systemes SA	171	12,909
Edenred *	566	13,399
Electricite de France SA	998	40,985
France Telecom SA	2,864	59,931
France Telecom SA ADR	5,000	105,400
GDF Suez	4,885	175,444
Groupe Eurotunnel SA	3,409	30,000
Hermes International	170	35,646
Iliad SA	314	34,168
L’Oreal SA	1,053	117,084
Lafarge SA	1,294	81,232
Lagardere SCA	502	20,697
Legrand SA	463	18,886
LVMH Moet Hennessy Louis Vuitton SA	999	164,539
Natixis *	3,815	17,845
Pernod-Ricard SA	769	72,385
Peugeot SA *	668	25,382
PPR	341	54,291
Publicis Groupe SA	968	50,511
Renault SA *	1,468	85,455
Safran SA	397	14,073
Sanofi-Aventis SA	2,337	149,826
Sanofi-Aventis SA ADR	4,200	135,366
Schneider Electric SA	1,168	175,124
Societe BIC SA	247	21,234
Societe Generale	2,625	141,242
Sodexo	662	45,681
Suez Environnement Co	1,120	23,138
Technip SA	709	65,535
Total SA	3,711	197,656
Total SA ADR	5,000	267,400
Valeo SA *	375	21,283
Vallourec SA	780	82,008
Veolia Environnement	857	25,085
Veolia Environnement ADR	1,400	41,104
Vinci SA	2,145	116,725
Vivendi SA	5,530	149,429
Zodiac Aerospace	339	25,490

		4,279,556

Germany - 6.6%

Adidas AG	1,125	73,180
Allianz SE	1,773	210,659
BASF SE	4,193	334,611
Bayer AG	3,805	282,053
Bayerische Motoren Werke AG	1,750	137,876
Beiersdorf AG	260	14,427
Commerzbank AG *	1,573	11,711
Daimler AG (NYSE) *	2,700	182,466
Daimler AG (XETR) *	958	64,823
Deutsche Bank AG (NYSE)	3,450	179,572
Deutsche Bank AG (XETR)	781	40,843
Deutsche Boerse AG	688	47,534
Deutsche Lufthansa AG *	730	15,879
Deutsche Post AG	2,845	48,266

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-63

B-51

PACIFIC SELECT FUND
PD INTERNATIONAL LARGE-CAP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Shares	Value
Deutsche Telekom AG ADR	11,200	$143,360
E.ON AG	8,004	244,431
Fresenius Medical Care AG & Co KGaA	319	18,340
Fresenius Medical Care AG & Co KGaA ADR	1,000	57,690
Hannover Rueckversicherung AG	877	47,046
HeidelbergCement AG	599	37,595
Henkel AG & Co KGaA	481	24,800
Hochtief AG	157	13,309
Infineon Technologies AG *	6,979	65,053
K +S AG	545	41,078
Lanxess AG	531	41,751
Linde AG	446	67,470
MAN SE	663	78,967
Merck KGaA	320	25,619
Metro AG	765	55,215
Muenchener Rueckversicherungs AG	663	100,414
Puma AG Rudolf Dassler Sport	40	13,256
RWE AG	1,649	110,136
Salzgitter AG	126	9,741
SAP AG	297	15,148
SAP AG ADR	3,600	182,196
Siemens AG	1,591	197,083
Siemens AG ADR	1,900	236,075
ThyssenKrupp AG	1,883	78,228
Volkswagen AG	87	12,340

		3,560,241

Greece - 0.2%

Alpha Bank AE *	2,758	14,021
Coca Cola Hellenic Bottling Co SA ADR	543	14,064
National Bank of Greece SA *	2,565	20,869
National Bank of Greece SA ADR	15,200	25,536
OPAP SA	574	9,939

		84,429

Hong Kong - 2.0%

Bank of East Asia Ltd	9,600	40,604
BOC Hong Kong Holdings Ltd	21,000	71,816
Cheung Kong Holdings Ltd	9,000	138,588
CLP Holdings Ltd	11,500	93,673
Dah Sing Banking Group Ltd	14,080	23,970
Hang Lung Group Ltd	1,000	6,583
Hang Lung Properties Ltd	10,000	46,483
Hang Seng Bank Ltd	2,200	36,090
Henderson Land Development Co Ltd	6,000	40,831
Hong Kong & China Gas Co Ltd	24,300	57,696
Hong Kong Exchanges & Clearing Ltd	6,600	149,639
Hongkong Electric Holdings Ltd	4,500	28,368
Hutchison Whampoa Ltd	15,000	154,695
MTR Corp	4,002	14,563
New World Development Ltd	18,000	33,818
Sun Hung Kai Properties Ltd	6,000	99,164
Wharf Holdings Ltd	6,000	46,131

		1,082,712

Ireland - 0.2%

CRH PLC ADR	3,200	66,560
Kerry Group PLC ‘A’	594	19,820

		86,380

Israel - 0.6%

Bank Hapoalim BM *	7,585	39,490
Bank Leumi Le-Israel BM	8,065	41,340
Bezeq The Israeli Telecommunication Corp Ltd	14,344	43,669
Teva Pharmaceutical Industries Ltd ADR	4,200	218,946

		343,445

Italy - 2.1%

Assicurazioni Generali SPA	5,294	100,795
Atlantia SPA	739	15,091
Autogrill SPA *	2,362	33,440
Banco Popolare SC	2,627	11,924
Enel SPA	28,432	142,473
ENI SPA	2,696	59,089
ENI SPA ADR	3,800	166,212
Fiat SPA	3,549	73,397
Finmeccanica SPA	2,366	26,918
Intesa Sanpaolo SPA	30,197	82,094
Mediaset SPA	2,510	15,201
Mediobanca SPA	1,639	14,619
Parmalat SPA	16,499	45,258
Saipem SPA	1,364	67,345
Snam Rete Gas SPA	7,659	38,140
Telecom Italia SPA	19,059	24,728
Telecom Italia SPA ADR	2,600	33,644
Terna Rete Elettrica Nazionale SPA	7,827	33,080
UniCredit SPA	66,271	137,390
Unione di Banche Italiane SCPA	1,840	16,144

		1,136,982

Japan - 19.8%

Advantest Corp ADR	429	9,691
Aeon Co Ltd	5,300	66,135
Aisin Seiki Co Ltd	600	21,142
Ajinomoto Co Inc	6,000	62,328
Asahi Breweries Ltd	2,900	55,972
Asahi Glass Co Ltd	4,000	46,519
Asahi Kasei Corp	7,000	45,533
Astellas Pharma Inc	1,600	60,809
Benesse Holdings Corp	300	13,803
Bridgestone Corp	3,300	63,522
Canon Inc ADR	4,100	210,494
Casio Computer Co Ltd	6,200	49,763
Central Japan Railway Co	7	58,516
Chubu Electric Power Co Inc	4,100	100,648
Chugai Pharmaceutical Co Ltd	600	10,986
Chuo Mitsui Trust Holdings Inc	6,000	24,786
Dai Nippon Printing Co Ltd	2,000	27,127
Daido Steel Co Ltd	7,000	40,984
Daiichi Sankyo Co Ltd	3,300	72,075
Daikin Industries Ltd	800	28,260
Daito Trust Construction Co Ltd	300	20,503
Daiwa House Industry Co Ltd	1,000	12,250
Daiwa Securities Group Inc	9,000	46,166
Denso Corp	2,300	79,071
Dentsu Inc	600	18,538
Dowa Holdings Co Ltd	4,000	26,132
East Japan Railway Co	1,500	97,334
Eisai Co Ltd	1,600	57,804
Electric Power Development Co Ltd	400	12,527
FANUC Corp	700	106,999
Fast Retailing Co Ltd	400	63,449
Fuji Heavy Industries Ltd	3,000	23,135
FUJIFILM Holdings Corp	3,400	122,463
Fujitsu Ltd	9,000	62,355
Fukuoka Financial Group Inc	3,000	12,986
Glory Ltd	1,300	31,998
GS Yuasa Corp	1,000	6,895
Hamamatsu Photonics KK	800	29,163
Hankyu Hanshin Holdings Inc	3,000	13,904
Hirose Electric Co Ltd	100	11,237
Hisamitsu Pharmaceutical Co Inc	300	12,609
Hitachi Ltd ADR	2,200	117,370
Hitachi Transport System Ltd	700	10,816
Hokkaido Electric Power Co Inc	600	12,252
Hokuhoku Financial Group Inc	5,000	10,136
Hokuriku Electric Power Co	600	14,733
Honda Motor Co Ltd ADR	7,000	276,500
HOYA Corp	2,650	64,075
Ibiden Co Ltd	500	15,684

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-63

B-52

PACIFIC SELECT FUND
PD INTERNATIONAL LARGE-CAP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Shares	Value

INPEX Corp	14	$81,751
Isetan Mitsukoshi Holdings Ltd	1,300	15,067
Isuzu Motors Ltd	10,000	45,187
ITOCHU Corp	7,600	76,576
ITOCHU Techno-Solutions Corp	1,100	41,152
Izumi Co Ltd	2,200	32,351
J Front Retailing Co Ltd	2,000	10,899
Japan Tobacco Inc	18	66,466
JFE Holdings Inc	1,800	62,410
JGC Corp	1,000	21,674
JS Group Corp	800	17,549
JSR Corp	600	11,137
JX Holdings Inc	13,200	89,325
Kajima Corp	18,333	48,611
Kansai Paint Co Ltd	4,000	38,623
Kao Corp	2,600	69,875
Kawasaki Heavy Industries Ltd	5,000	16,757
KDDI Corp	12	69,201
Keihan Electric Railway Co Ltd	11,000	45,610
Keikyu Corp	2,000	17,640
Keio Corp	2,000	13,622
Keyence Corp	200	57,707
Kikkoman Corp	2,000	22,349
Kintetsu Corp	4,000	12,499
Kirin Holdings Co Ltd	5,000	69,930
Kobe Steel Ltd	8,000	20,214
Komatsu Ltd	4,500	135,436
Konica Minolta Holdings Inc	1,500	15,503
Kubota Corp ADR	1,400	66,500
Kuraray Co Ltd	1,500	21,412
Kurita Water Industries Ltd	500	15,696
Kyocera Corp	200	20,319
Kyocera Corp ADR	509	52,076
Kyowa Hakko Kirin Co Ltd	1,000	10,270
Kyushu Electric Power Co Inc	900	20,149
Makita Corp ADR	200	8,158
Marubeni Corp	10,000	70,008
Mazda Motor Corp	14,000	39,934
MEIJI Holdings Co Ltd	300	13,538
Mitsubishi Chemical Holdings Corp	10,000	67,549
Mitsubishi Corp	6,700	180,576
Mitsubishi Electric Corp	8,000	83,594
Mitsubishi Estate Co Ltd	9,000	166,331
Mitsubishi Heavy Industries Ltd	16,000	59,896
Mitsubishi Motors Corp *	35,000	50,712
Mitsubishi UFJ Financial Group Inc	12,600	67,941
Mitsubishi UFJ Financial Group Inc ADR	49,580	268,228
Mitsui & Co Ltd	1,500	24,681
Mitsui & Co Ltd ADR	300	98,445
Mitsui Fudosan Co Ltd	4,000	79,494
Mitsui OSK Lines Ltd	6,000	40,657
Mizuho Financial Group Inc ADR	43,977	164,914
MS&AD Insurance Group Holdings Inc	3,400	84,873
Murata Manufacturing Co Ltd	1,000	69,806
Nagase & Co Ltd	2,000	25,816
Namco Bandai Holdings Inc	4,800	51,451
NEC Corp	19,000	56,848
NGK Insulators Ltd	1,000	16,244
NHK Spring Co Ltd	4,000	43,354
Nidec Corp ADR	2,300	57,937
Nikon Corp	2,300	46,429
Nintendo Co Ltd	400	116,781
Nippon Electric Glass Co Ltd	1,000	14,354
Nippon Express Co Ltd	3,000	13,473
Nippon Kayaku Co Ltd	3,000	31,627
Nippon Paper Group Inc	400	10,471
Nippon Steel Corp	26,000	93,144
Nippon Telegraph & Telephone Corp	400	18,215
Nippon Telegraph & Telephone Corp ADR	4,100	94,054
Nippon Yusen KK	10,000	44,026
Nissan Motor Co Ltd	10,700	101,220
Nissin Foods Holdings Co Ltd	300	10,737
Nitori Holdings Co Ltd	150	13,108
Nitto Denko Corp	1,000	46,901
NKSJ Holdings Inc *	7,000	51,350
Nomura Holdings Inc	4,500	28,553
Nomura Holdings Inc ADR	10,600	67,628
NSK Ltd	2,000	17,987
NTT Data Corp	4	13,794
NTT DoCoMo Inc ADR	6,700	116,714
Odakyu Electric Railway Co Ltd	2,000	18,590
OJI Paper Co Ltd	3,000	14,478
Olympus Corp	1,300	39,143
Omron Corp	800	21,083
Ono Pharmaceutical Co Ltd	300	13,989
Oriental Land Co Ltd	200	18,498
Osaka Gas Co Ltd	11,000	42,641
Panasonic Corp ADR	7,400	104,340
Park24 Co Ltd	3,000	32,030
Resona Holdings Inc	1,700	10,133
Ricoh Co Ltd	4,000	58,324
Rohm Co Ltd	300	19,510
Sankyo Co Ltd	200	11,269
SBI Holdings Inc	56	8,445
Secom Co Ltd	1,400	66,151
Sekisui House Ltd	3,000	30,229
Seven & I Holdings Co Ltd	3,300	87,794
Sharp Corp	6,000	61,571
Shikoku Electric Power Co Inc	500	14,687
Shimano Inc	300	15,208
Shin-Etsu Chemical Co Ltd	1,900	102,403
Shionogi & Co Ltd	1,000	19,707
Shiseido Co Ltd	2,000	43,553
SMC Corp	200	34,129
Softbank Corp	4,000	137,922
Sony Corp ADR	5,100	182,121
Square Enix Holdings Co Ltd	1,700	30,069
Stanley Electric Co Ltd	600	11,157
Sumitomo Chemical Co Ltd	8,000	39,272
Sumitomo Corp	4,300	60,532
Sumitomo Electric Industries Ltd	4,200	58,040
Sumitomo Metal Industries Ltd	17,000	41,676
Sumitomo Metal Mining Co Ltd	2,000	34,836
Sumitomo Mitsui Financial Group Inc	5,900	208,902
Sumitomo Realty & Development Co Ltd	1,000	23,790
Sundrug Co Ltd	1,200	34,903
Suzuki Motor Corp	2,200	54,007
T&D Holdings Inc	1,950	49,190
Taiyo Nippon Sanso Corp	1,000	8,803
Takeda Pharmaceutical Co Ltd	3,100	152,290
TDK Corp	600	41,542
Teijin Ltd	4,000	17,030
Terumo Corp	800	44,870
The Bank of Yokohama Ltd	8,000	41,253
The Chiba Bank Ltd	2,000	12,968
The Chugoku Electric Power Co Inc	2,700	54,800
The Dai-ichi Life Insurance Co Ltd	45	72,827
The Iyo Bank Ltd	1,000	7,978
The Japan Steel Works Ltd	1,000	10,415
The Kansai Electric Power Co Inc	3,300	81,374
The Shizuoka Bank Ltd	2,000	18,390
The Sumitomo Trust & Banking Co Ltd	3,000	18,794
The Tokyo Electric Power Co Inc	6,100	148,733
Tobu Railway Co Ltd	2,000	11,217
Tohoku Electric Power Co Inc	1,000	22,264
Tokai Rika Co Ltd	1,400	26,380
Tokio Marine Holdings Inc	3,200	95,064
Tokyo Electron Ltd	900	56,665
Tokyo Gas Co Ltd	13,000	57,567
Tokyu Corp	3,000	13,724

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-63

B-53

PACIFIC SELECT FUND
PD INTERNATIONAL LARGE-CAP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Shares	Value
TonenGeneral Sekiyu KK	1,000	$10,911
Toppan Printing Co Ltd	2,000	18,201
Toray Industries Inc	8,000	47,692
Toshiba Corp	22,000	119,400
Toyo Seikan Kaisha Ltd	600	11,367
Toyota Auto Body Co Ltd	800	14,896
Toyota Motor Corp ADR	5,879	462,266
Toyota Tsusho Corp	800	14,009
Trend Micro Inc	400	13,141
Tsumura & Co	1,500	48,462
Ube Industries Ltd	4,000	11,978
Unicharm Corp	300	11,913
UNY Co Ltd	5,200	52,368
West Japan Railway Co	11	41,057
Yahoo! Japan Corp	42	16,234
Yamada Denki Co Ltd	620	42,179
Yamato Holdings Co Ltd	2,600	36,883
Yamato Kogyo Co Ltd	1,600	48,105

		10,621,603

Luxembourg - 0.4%

ArcelorMittal	940	35,773
ArcelorMittal ‘NY’ (NYSE)	2,800	106,764
Oriflame Cosmetics SA SDR	375	19,745
SES SA FDR	660	15,716
Tenaris SA ADR	1,100	53,878

		231,876

Mauritius - 0.1%

Golden Agri-Resources Ltd	44,000	27,472

Netherlands - 2.3%

Aegon NV ‘NY’ *	9,900	60,687
Akzo Nobel NV	1,263	78,580
ASML Holding NV ‘NY’	2,400	92,016
European Aeronautic Defence and Space Co NV *	1,160	27,068
Fugro NV CVA	480	39,521
Heineken NV	1,021	50,076
ING Groep NV ADR *	15,476	151,510
Koninklijke Ahold NV	5,927	78,297
Koninklijke DSM NV	597	34,031
Koninklijke KPN NV	4,094	59,796
Koninklijke Philips Electronics NV	1,335	40,927
Koninklijke Philips Electronics NV ‘NY’	3,249	99,744
QIAGEN NV *	657	12,895
Randstad Holding NV *	630	33,295
Reed Elsevier NV ADR	1,235	30,603
STMicroelectronics NV ‘NY’	2,700	28,188
TNT NV	1,438	38,029
Unilever NV ‘NY’	6,450	202,530
Unilever NV CVA	1,021	31,852
Wolters Kluwer NV	1,924	42,195

		1,231,840

New Zealand - 0.0%

Fletcher Building Ltd (NZX)	2,000	11,922
Telecom Corp of New Zealand Ltd ADR (NYSE)	1,300	10,920

		22,842

Norway - 0.9%

DnB NOR ASA	3,422	48,141
Fred Olsen Energy ASA	553	24,562
Norsk Hydro ASA	4,089	30,119
Orkla ASA	3,200	31,214
Petroleum Geo-Services ASA *	4,001	62,893
Schibsted ASA	1,909	56,555
Statoil ASA	2,307	54,948
Statoil ASA ADR	2,200	52,294
Telenor ASA	3,480	56,708
Yara International ASA	750	43,656

		461,090

Papua New Guinea - 0.1%

Oil Search Ltd	7,196	51,873

Portugal - 0.1%

EDP - Energias de Portugal SA	8,711	29,004
Galp Energia SGPS SA ‘B’	389	7,460
Portugal Telecom SGPS SA ADR	3,200	36,672

		73,136

Singapore - 1.5%

CapitaLand Ltd	18,000	52,065
City Developments Ltd	5,000	49,004
DBS Group Holdings Ltd	7,000	78,131
Fraser and Neave Ltd	5,000	24,960
Keppel Corp Ltd	5,000	44,118
Oversea-Chinese Banking Corp Ltd	14,574	112,205
SembCorp Industries Ltd	2,000	8,006
Singapore Airlines Ltd	4,000	47,730
Singapore Exchange Ltd	4,000	26,233
Singapore Press Holdings Ltd	3,000	9,314
Singapore Technologies Engineering Ltd	17,000	45,299
Singapore Telecommunications Ltd	34,000	80,795
SMRT Corp Ltd	27,000	42,739
United Overseas Bank Ltd	8,090	114,805
Wilmar International Ltd	13,000	57,151

		792,555

Spain - 2.9%

Abertis Infraestructuras SA	1,216	21,953
ACS Actividades de Construccion y Servicios SA	472	22,123
Banco Bilbao Vizcaya Argentaria SA	6,801	69,310
Banco Bilbao Vizcaya Argentaria SA ADR	13,300	135,261
Banco de Sabadell SA	3,484	13,734
Banco Popular Espanol SA	2,784	14,355
Banco Santander SA	7,799	83,104
Banco Santander SA ADR	28,268	301,054
Criteria Caixacorp SA	2,413	12,888
Enagas	925	18,500
Ferrovial SA	3,726	37,210
Iberdrola Renovables SA	4,170	14,820
Iberdrola SA	18,939	146,845
Inditex SA	957	71,634
Red Electrica Corp SA	722	34,036
Repsol YPF SA ADR	3,773	105,418
Telefonica SA ADR	6,600	451,572

		1,553,817

Sweden - 2.9%

Alfa Laval AB	2,566	54,176
Assa Abloy AB ‘B’	2,024	57,094
Atlas Copco AB ‘A’	2,793	70,505
Atlas Copco AB ‘B’	1,953	44,211
Boliden AB	3,407	69,414
Electrolux AB ‘B’	808	22,929
Getinge AB ‘B’	1,372	28,722
Hennes & Mauritz AB ‘B’	4,790	159,531
Hexagon AB ‘B’	692	14,862
Nordea Bank AB	12,950	140,803
Sandvik AB	3,728	72,741
Scania AB ‘B’	1,155	26,587
Securitas AB ‘B’	1,326	15,528
Skandinaviska Enskilda Banken AB ‘A’	8,218	68,614
Skanska AB ‘B’	688	13,639

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-63

B-54

PACIFIC SELECT FUND
PD INTERNATIONAL LARGE-CAP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Shares	Value
SKF AB ‘B’	1,637	$46,715
Svenska Cellulosa AB ‘B’	1,918	30,283
Svenska Handelsbanken AB ‘A’	2,693	86,083
Swedbank AB ‘A’ *	3,893	54,437
Swedish Match AB	1,925	55,783
Tele2 AB ‘B’	1,835	38,072
Telefonaktiebolaget LM Ericsson ‘B’	6,909	80,067
Telefonaktiebolaget LM Ericsson ADR	7,600	87,628
TeliaSonera AB	8,933	70,916
Volvo AB ‘A’ *	3,433	58,714
Volvo AB ‘B’ *	5,573	98,173

		1,566,227

Switzerland - 6.8%

ABB Ltd ADR *	10,800	242,460
Actelion Ltd *	552	30,227
Adecco SA	942	61,776
Baloise-Holding AG	225	21,887
Cie Financiere Richemont SA ‘A’	2,224	130,780
Clariant AG *	1,341	27,172
Credit Suisse Group AG	893	35,965
Credit Suisse Group AG ADR	4,200	169,722
GAM Holding AG *	584	9,653
Geberit AG	273	63,124
Givaudan SA	82	88,519
Holcim Ltd	1,172	88,688
Julius Baer Group Ltd	1,287	60,261
Kuehne + Nagel International AG	372	51,756
Nestle SA	14,109	826,557
Novartis AG	1,875	110,373
Novartis AG ADR	7,100	418,545
Roche Holding AG	2,310	338,629
SGS SA	41	68,813
Sika AG	13	28,538
Sonova Holding AG	110	14,180
Swiss Reinsurance Co Ltd	1,785	95,760
Swisscom AG	166	72,971
Syngenta AG	103	30,193
Syngenta AG ADR	1,600	94,048
The Swatch Group AG	187	83,378
UBS AG (NYSE) *	12,300	202,581
UBS AG (XVTX) *	1,930	31,688
Zurich Financial Services AG	624	161,595

		3,659,839

United Kingdom - 18.7%

Admiral Group PLC	2,694	63,720
Aggreko PLC	1,887	43,664
AMEC PLC	751	13,506
Anglo American PLC	5,986	313,145
Antofagasta PLC	1,086	27,479
ARM Holdings PLC ADR	3,200	66,400
Associated British Foods PLC	941	17,372
AstraZeneca PLC ADR	6,100	281,759
Autonomy Corp PLC *	1,951	45,900
Aviva PLC	11,988	73,689
BAE Systems PLC	12,132	62,490
Barclays PLC	19,953	82,464
Barclays PLC ADR	6,300	104,076
BG Group PLC	14,937	303,002
BHP Billiton PLC	5,427	218,339
BHP Billiton PLC ADR	2,200	177,100
BP PLC ADR	11,384	502,831
British Airways PLC *	13,807	58,853
British American Tobacco PLC	5,032	193,562
British American Tobacco PLC ADR	1,792	139,238
British Sky Broadcasting Group PLC ADR	1,925	89,416
BT Group PLC ADR	3,650	104,171
Bunzl PLC	2,359	26,488
Burberry Group PLC	1,581	27,786
Cable & Wireless Worldwide PLC	5,487	5,620
Cairn Energy PLC *	3,786	24,856
Carnival PLC ADR	664	30,790
Centrica PLC	16,758	86,829
Cobham PLC	11,849	37,677
Compass Group PLC	9,135	82,909
Diageo PLC ADR	2,750	204,407
Eurasian Natural Resources Corp PLC	434	7,137
Experian PLC	2,687	33,467
Fresnillo PLC	758	19,835
G4S PLC	3,602	14,289
GKN PLC	9,825	34,103
GlaxoSmithKline PLC ADR	11,150	437,303
HSBC Holdings PLC (LI)	6,138	62,731
HSBC Holdings PLC ADR	13,667	697,564
ICAP PLC	1,643	13,738
IMI PLC	1,517	22,393
Imperial Tobacco Group PLC	3,052	93,818
Inmarsat PLC	1,411	14,840
InterContinental Hotels Group PLC ADR	1,350	26,635
International Power PLC	3,421	23,428
Invensys PLC	2,790	15,420
Investec PLC	821	6,764
ITV PLC *	20,649	22,641
J. Sainsbury PLC	7,067	41,518
Johnson Matthey PLC	2,490	79,331
Kazakhmys PLC	806	20,460
Kingfisher PLC	12,259	50,504
Legal & General Group PLC	35,366	53,563
Lloyds Banking Group PLC *	90,582	93,508
Lloyds Banking Group PLC ADR *	13,200	54,252
Logica PLC	5,968	12,224
Lonmin PLC *	523	16,099
Man Group PLC	10,938	50,719
Marks & Spencer Group PLC	4,919	28,366
National Grid PLC	4,944	42,732
National Grid PLC ADR	1,521	67,502
Next PLC	537	16,585
Old Mutual PLC	17,169	33,063
Pearson PLC ADR	4,300	68,327
Petrofac Ltd	1,621	40,277
Petropavlovsk PLC	2,168	38,824
Prudential PLC	7,136	74,552
Prudential PLC ADR	2,400	50,064
Randgold Resources Ltd	445	36,696
Reckitt Benckiser Group PLC	2,042	112,341
Reed Elsevier PLC ADR	1,500	50,340
Resolution Ltd	7,030	25,720
Rexam PLC	2,869	14,900
Rio Tinto PLC	309	22,026
Rio Tinto PLC ADR	5,700	408,462
Rolls-Royce Group PLC	6,417	62,523
Royal Dutch Shell PLC ‘B’	4,326	143,254
Royal Dutch Shell PLC ‘B’ ADR	11,100	740,037
RSA Insurance Group PLC	16,761	32,768
SABMiller PLC	4,424	155,854
Scottish & Southern Energy PLC	4,535	86,629
Serco Group PLC	1,638	14,220
Severn Trent PLC	517	11,953
Shire PLC ADR	925	66,951
Smith & Nephew PLC ADR	1,100	57,805
Smiths Group PLC	1,054	20,489
Standard Chartered PLC	10,299	278,029
Standard Life PLC	11,853	40,032
Tesco PLC	31,487	208,792
The Capita Group PLC	1,239	13,475
The Royal Bank of Scotland Group PLC *	41,292	25,358
The Royal Bank of Scotland Group PLC ADR *	2,400	29,568
The Sage Group PLC	4,410	18,837

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-63

B-55

PACIFIC SELECT FUND
PD INTERNATIONAL LARGE-CAP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Shares	Value
The Weir Group PLC	1,101	$30,589
Tullow Oil PLC	4,620	91,234
Unilever PLC ADR	5,375	165,980
United Utilities Group PLC	6,352	58,767
Vedanta Resources PLC	445	17,556
Vodafone Group PLC	14,912	39,146
Vodafone Group PLC ADR	20,600	544,458
Whitbread PLC	614	17,181
WM Morrison Supermarkets PLC	14,887	62,199
Wolseley PLC *	913	29,227
WPP PLC ADR	1,583	98,320
Xstrata PLC	8,071	191,253

		10,011,083

United States - 0.0%

Synthes Inc	160	21,596

Total Common Stocks
(Cost $45,497,911)		52,149,678

	Principal
	Amount
SHORT-TERM INVESTMENT - 3.6%

Repurchase Agreement - 3.6%

Fixed Income Clearing Corp 0.010% due 01/03/11 (Dated 12/31/10, repurchase price of $1,919,287; collateralized by Federal Home Loan Bank: 0.410% due 02/01/11 and value $1,962,331)	$1,919,286	1,919,286

Total Short-Term Investment
(Cost $1,919,286)		1,919,286

TOTAL INVESTMENTS - 101.0%
(Cost $47,443,110)		54,106,129

OTHER ASSETS & LIABILITIES, NET - (1.0%)		(528,839)

NET ASSETS - 100.0%		$53,577,290

Notes to Schedule of Investments

(a)	As of December 31, 2010, the portfolio was diversified as a percentage of net assets as follows:

Financials	22.0%
Materials	13.0%
Industrials	11.8%
Consumer Discretionary	9.9%
Energy	9.5%
Consumer Staples	9.3%
Health Care	7.2%
Telecommunication Services	5.1%
Information Technology	4.9%
Utilities	4.6%
Short-Term Investment	3.6%

101.0%
Other Assets & Liabilities, Net	(1.0%)

100.0%

(b)	As of December 31, 2010, the portfolio was diversified by geographical region as a percentage of net assets as follows:

Japan	19.8%
United Kingdom	18.7%
Canada	10.5%
France	8.0%
Australia	7.4%
Switzerland	6.8%
Germany	6.7%
United States	3.6%
Sweden	2.9%
Spain	2.9%
Netherlands	2.3%
Italy	2.1%
Hong Kong	2.0%
Singapore	1.5%
Others (each less than 1.0%)	5.8%

101.0%
Other Assets & Liabilities, Net	(1.0%)

100.0%

(c)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-63

B-56

PACIFIC SELECT FUND
PD INTERNATIONAL LARGE-CAP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

(d)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 12 in the Notes to Financial Statements) as of December 31, 2010:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2010	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Rights (1)	$1,617	$1,617	$-	$-
	Preferred Stocks (1)	35,548	-	35,548	-
	Common Stocks
	Australia	3,943,790	971,516	2,972,274	-
	Austria	111,499	-	111,499	-
	Belgium	409,463	163,680	245,783	-
	Bermuda	209,053	-	209,053	-
	Canada	5,610,820	5,610,820	-	-
	Cyprus	5,036	-	5,036	-
	Denmark	459,527	213,883	245,644	-
	Finland	499,896	164,088	335,808	-
	France	4,279,556	599,299	3,680,257	-
	Germany	3,560,241	1,009,042	2,551,199	-
	Greece	84,429	39,600	44,829	-
	Hong Kong	1,082,712	28,368	1,054,344	-
	Ireland	86,380	86,380	-	-
	Israel	343,445	218,946	124,499	-
	Italy	1,136,982	199,856	937,126	-
	Japan	10,621,603	2,357,436	8,264,167	-
	Luxembourg	231,876	160,642	71,234	-
	Mauritius	27,472	-	27,472	-
	Netherlands	1,231,840	665,278	566,562	-
	New Zealand	22,842	10,920	11,922	-
	Norway	461,090	52,294	408,796	-
	Papua New Guinea	51,873	-	51,873	-
	Portugal	73,136	36,672	36,464	-
	Singapore	792,555	-	792,555	-
	Spain	1,553,817	1,015,428	538,389	-
	Sweden	1,566,227	87,628	1,478,599	-
	Switzerland	3,659,839	1,157,583	2,502,256	-
	United Kingdom	10,011,083	5,269,376	4,741,707	-
	United States	21,596	-	21,596	-

		52,149,678	20,118,735	32,030,943	-
	Short-Term Investment	1,919,286	-	1,919,286	-

	Total	$54,106,129	$20,120,352	$33,985,777	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further geographical region breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-63

B-57

PACIFIC SELECT FUND
PD EMERGING MARKETS PORTFOLIO
Schedule of Investments
December 31, 2010

	Shares	Value
RIGHTS - 0.0%

Brazil - 0.0%

Banco Bradesco SA Exp. 01/31/11 *	166	$180

Total Rights
(Cost $0)		180

PREFERRED STOCKS - 4.5%

Brazil - 4.5%

Cia de Bebidas das Americas ADR	5,250	162,907
Cia Energetica de Minas Gerais	3,190	51,328
Cia Energetica de Sao Paulo ‘B’	3,500	56,928
Itau Unibanco Holding SA ADR	9,900	237,699
Petroleo Brasileiro SA ADR	10,977	375,084
Usinas Siderurgicas de Minas Gerais SA ‘A’	2,200	25,393
Vale SA ADR	7,698	232,634

		1,141,973

Total Preferred Stocks
(Cost $748,090)		1,141,973

COMMON STOCKS - 94.8%

Bermuda - 1.1%

Brilliance China Automotive Holdings Ltd *	60,000	46,186
China Yurun Food Group Ltd	12,000	39,633
COSCO Pacific Ltd	24,182	42,210
Credicorp Ltd	700	83,237
Huabao International Holdings Ltd	22,414	36,888
Kunlun Energy Co Ltd	20,000	30,870

		279,024

Brazil - 8.1%

AES Tiete SA	1,400	18,133
Amil Participacoes SA	600	6,434
Banco Bradesco SA	10,043	155,485
Banco Bradesco SA ADR	8,349	169,401
Banco do Brasil SA	4,900	92,746
Banco Santander Brasil SA ADR	4,200	57,120
BM&F BOVESPA SA	6,400	50,622
Brasil Telecom SA ADR	1,200	26,316
BRF - Brasil Foods SA ADR	4,400	74,272
Cia de Saneamento Basico do Estado de Sao Paulo ADR	1,300	68,744
Cia Siderurgica Nacional SA ADR	3,500	58,345
Duratex SA	2,500	26,882
Embraer SA ADR	2,500	73,500
Fibria Celulose SA ADR *	2,900	46,400
Gerdau SA ADR	6,300	88,137
Gol Linhas Aereas Inteligentes SA ADR	1,192	18,333
Lojas Renner SA	1,600	54,361
OGX Petroleo e Gas Participacoes SA *	10,000	120,482
Petroleo Brasileiro SA ADR	9,299	351,874
Porto Seguro SA	2,300	39,211
Tele Norte Leste Participacoes SA ADR	3,000	44,100
Tim Participacoes SA ADR	1,800	61,452
Ultrapar Participacoes SA ADR	800	51,696
Vale SA ADR	6,950	240,261
Vivo Participacoes SA ADR	1,800	58,662

		2,052,969

Cayman - 1.6%

Anta Sports Products Ltd	11,000	17,621
Belle International Holdings Ltd	33,000	55,571
China Mengniu Dairy Co Ltd	8,000	21,198
China Resources Land Ltd	16,000	29,056
Country Garden Holdings Co	62,000	23,436
Hengan International Group Co Ltd	6,000	51,732
Renhe Commercial Holdings Co Ltd	274,000	47,555
Shimao Property Holdings Ltd	24,926	37,621
Tencent Holdings Ltd	3,800	83,522
Tingyi Holding Corp	18,000	46,535

		413,847

Chile - 2.7%

Banco de Chile ADR	1,135	100,311
Banco Santander Chile SA ADR	1,100	102,817
Empresa Nacional de Electricidad SA ADR	1,700	95,557
Empresas COPEC SA	4,084	79,411
Enersis SA ADR	4,200	97,524
Lan Airlines SA ADR	4,400	135,432
Sociedad Quimica y Minera de Chile SA ADR	1,300	75,946

		686,998

China - 5.9%

Aluminum Corp of China Ltd ADR *	2,300	52,417
Bank of China Ltd ‘H’	268,400	141,839
Bank of Communications Co Ltd ‘H’	51,750	52,079
BYD Co Ltd ‘H’	4,500	23,688
China Coal Energy Co ‘H’	4,000	6,239
China Communications Construction Co Ltd ‘H’	8,000	6,983
China Construction Bank Corp ‘H’	173,340	155,954
China Life Insurance Co Ltd ADR	2,850	174,335
China Merchants Bank Co Ltd ‘H’	32,300	81,810
China Petroleum & Chemical Corp ADR	1,400	133,966
China Shenhua Energy Co Ltd ‘H’	11,500	48,196
China Telecom Corp Ltd ADR	1,100	57,508
Dongfeng Motor Group Co Ltd ‘H’	28,000	48,295
Industrial & Commercial Bank of China ‘H’	210,045	155,828
Jiangsu Expressway Co Ltd ‘H’	46,000	52,758
Maanshan Iron & Steel ‘H’	60,000	31,774
PetroChina Co Ltd ADR	1,750	230,107
Ping An Insurance Group Co of China Ltd ‘H’	5,000	55,680

		1,509,456

Colombia - 0.3%

Ecopetrol SA ADR	1,757	76,640

Czech Republic - 0.5%

CEZ AS	720	30,065
Komercni Banka AS	225	53,237
Telefonica O2 Czech Republic AS	1,470	29,975

		113,277

Egypt - 0.2%

Commercial International Bank Egypt SAE GDR	2,976	24,849
Orascom Construction Industries GDR	720	35,273

		60,122

Hong Kong - 3.8%

China Everbright Ltd	8,000	18,034
China Mobile Ltd ADR	7,350	364,707
China Overseas Land & Investment Ltd	26,000	48,135
China Resources Enterprise Ltd	10,000	40,950
China Resources Power Holdings Co Ltd	10,000	18,126
China Unicom Ltd ADR	7,600	108,300
CNOOC Ltd ADR	1,300	309,881

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-63

B-58

PACIFIC SELECT FUND
PD EMERGING MARKETS PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Shares	Value
Lenovo Group Ltd	72,000	$45,730
Shanghai Industrial Holdings Ltd	5,169	22,264

		976,127

Hungary - 0.6%

MOL Hungarian Oil and Gas PLC *	390	38,955
OTP Bank PLC *	4,369	105,406

		144,361

India - 11.4%

Axis Bank Ltd	2,048	61,708
Bharat Heavy Electricals Ltd	673	35,115
Bharti Airtel Ltd	8,976	71,650
Dr Reddys Laboratories Ltd ADR	1,900	70,224
GAIL India Ltd	5,282	60,484
GAIL India Ltd GDR	280	19,040
HDFC Bank Ltd	1,941	100,726
Hero Honda Motors Ltd	938	41,683
Hindalco Industries Ltd	4,070	22,403
Hindustan Unilever Ltd	8,174	57,026
ICICI Bank Ltd ADR	9,200	465,888
Indian Oil Corp Ltd	7,289	55,969
Infosys Technologies Ltd	903	69,287
Infosys Technologies Ltd ADR	6,000	456,480
ITC Ltd	14,278	55,867
Jaiprakash Associates Ltd	8,883	21,039
Jindal Steel & Power Ltd	1,849	29,419
Larsen & Toubro Ltd	1,154	51,042
Mahindra & Mahindra Ltd	3,208	55,845
NTPC Ltd	11,174	50,222
Oil & Natural Gas Corp Ltd	2,098	60,587
Power Grid Corp of India Ltd	22,814	50,149
Reliance Industries Ltd GDR (LI) ~	8,064	383,614
Reliance Power Ltd *	15,483	54,631
Sesa Goa Ltd	3,750	27,583
State Bank of India	670	42,074
Sterlite Industries India Ltd ADR	8,800	145,552
Sun Pharmaceutical Industries Ltd	2,040	22,038
Tata Consultancy Services Ltd	2,333	60,729
Tata Motors Ltd ADR	3,200	93,888
Tata Power Co Ltd	707	21,640
Tata Steel Ltd	1,650	25,096
Wipro Ltd	6,066	66,580

		2,905,278

Indonesia - 3.0%

P.T. Astra International Tbk	33,500	202,455
P.T. Bank Central Asia Tbk	156,000	110,609
P.T. Bank Mandiri Tbk	100,000	71,908
P.T. Bank Rakyat Indonesia Tbk	88,000	102,364
P.T. Gudang Garam Tbk	13,000	57,636
P.T. Telekomunikasi Indonesia Tbk ADR	4,000	142,600
P.T. United Tractors Tbk	30,500	80,441

		768,013

Luxembourg - 0.3%

Evraz Group SA GDR *	1,923	69,043

Malaysia - 4.9%

British American Tobacco Malaysia Bhd	3,600	52,535
CIMB Group Holdings Bhd	91,600	252,547
DiGi.Com Bhd	6,800	54,250
Genting Malaysia Bhd	61,900	68,037
IOI Corp Bhd	61,546	115,893
Kuala Lumpur Kepong Bhd	13,000	93,165
Malayan Banking Bhd	62,857	173,227
MISC Bhd	23,160	62,752
PLUS Expressways Bhd	44,900	65,828
PPB Group Bhd	14,300	79,994
Sime Darby Bhd	41,100	117,269
YTL Corp Bhd	21,114	57,576
YTL Power International Bhd	55,000	43,477

		1,236,550

Mexico - 5.9%

America Movil SAB de CV ‘L’	14,536	41,666
America Movil SAB de CV ‘L’ ADR	7,650	438,651
Cemex SAB de CV ADR *	13,083	140,119
Fomento Economico Mexicano SAB de CV ADR	3,600	201,312
Grupo Elektra SA de CV	1,215	51,552
Grupo Mexico SAB de CV ‘B’	37,765	155,463
Grupo Televisa SAB ADR *	8,100	210,033
Telefonos de Mexico SAB de CV ADR ‘L’	4,900	79,086
Wal-Mart de Mexico SAB de CV ‘V’	60,800	173,735

		1,491,617

Netherlands - 0.2%

X5 Retail Group NV GDR *	1,178	54,564

Peru - 0.2%

Cia de Minas Buenaventura SA ADR	1,198	58,654

Philippines - 0.2%

Philippine Long Distance Telephone Co ADR	1,000	58,270

Poland - 1.6%

Bank Pekao SA	1,251	75,695
KGHM Polska Miedz SA	1,479	86,535
Polski Koncern Naftowy ORLEN SA *	4,829	74,802
Polskie Gornictwo Naftowe i Gazownictwo SA	22,886	27,615
Powszechna Kasa Oszczednosci Bank Polski SA	6,680	97,858
Telekomunikacja Polska SA	7,313	40,407

		402,912

Russia - 5.0%

Federal Hydrogenerating Co ADR *	17,420	94,939
Gazprom OAO ADR (XLON) ADR	15,418	389,779
Lukoil OAO ADR (XLON) ADR	3,725	210,735
MMC Norilsk Nickel ADR	6,700	158,746
Novolipetsk Steel OJSC GDR	1,300	62,010
Polymetal GDR *	3,145	57,585
Rosneft Oil Co GDR	12,600	90,216
Surgutneftegaz OJSC ADR	5,928	62,901
Uralkali GDR (XLON) GDR	2,122	77,981
VTB Bank OJSC GDR	10,700	70,587

		1,275,479

South Africa - 9.4%

African Bank Investments Ltd	12,684	74,643
African Rainbow Minerals Ltd	1,851	59,083
Anglo Platinum Ltd *	1,008	106,345
AngloGold Ashanti Ltd ADR	4,400	216,612
ArcelorMittal South Africa Ltd	3,427	41,253
Aspen Pharmacare Holdings Ltd	7,684	107,428
Bidvest Group Ltd	4,150	98,765
FirstRand Ltd	20,404	60,483
Gold Fields Ltd ADR	10,500	190,365
Harmony Gold Mining Co Ltd ADR	5,600	70,224
Kumba Iron Ore Ltd	1,066	68,783
MTN Group Ltd	4,781	97,575
Naspers Ltd ‘N’	5,411	319,018
Nedbank Group Ltd	3,927	77,798
Pretoria Portland Cement Co Ltd	10,548	55,966
Sanlam Ltd	21,483	91,107

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-63

B-59

PACIFIC SELECT FUND
PD EMERGING MARKETS PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Shares	Value
Sasol Ltd ADR	4,200	$218,610
Shoprite Holdings Ltd	6,798	102,905
Standard Bank Group Ltd	7,471	122,009
Steinhoff International Holdings Ltd *	36,530	136,008
Tiger Brands Ltd	2,572	75,667

		2,390,647

South Korea - 12.0%

Amorepacific Corp *	4	4,017
Cheil Industries Inc *	540	52,772
Glovis Co Ltd *	175	22,935
GS Engineering & Construction Corp *	488	49,788
Hana Financial Group Inc	2,120	80,686
Hynix Semiconductor Inc *	1,900	40,085
Hyundai Heavy Industries Co Ltd *	334	130,182
Hyundai Mobis *	280	70,105
Hyundai Motor Co *	760	116,036
Hyundai Steel Co *	510	55,866
KB Financial Group Inc ADR	3,700	195,693
Kia Motors Corp *	2,830	126,060
Korea Electric Power Corp ADR	5,300	71,603
Korea Exchange Bank	1,170	12,144
Korea Gas Corp *	550	23,474
KT Corp ADR *	2,400	49,920
KT&G Corp *	540	30,788
LG Chem Ltd *	464	159,760
LG Corp *	480	36,883
LG Display Co Ltd ADR	3,700	65,675
LG Electronics Inc *	460	47,721
LG Household & Health Care Ltd *	38	13,066
NHN Corp *	256	51,102
POSCO ADR	2,500	269,225
Samsung C&T Corp *	670	46,518
Samsung Electro-Mechanics Co Ltd *	648	70,641
Samsung Electronics Co Ltd	540	450,973
Samsung Engineering Co Ltd *	70	11,831
Samsung Fire & Marine Insurance Co Ltd	425	84,095
Samsung Heavy Industries Co Ltd *	880	31,921
Samsung SDI Co Ltd *	434	64,064
Samsung Securities Co Ltd	390	30,180
Samsung Techwin Co Ltd *	505	46,006
Shinhan Financial Group Co Ltd *	1,290	59,984
Shinhan Financial Group Co Ltd ADR	2,100	197,022
Shinsegae Co Ltd *	70	37,871
SK Energy Co Ltd *	290	49,506
SK Holdings Co Ltd *	260	31,939
SK Telecom Co Ltd ADR	3,000	55,890
Woori Finance Holdings Co Ltd *	1,410	19,212

		3,063,239

Taiwan - 12.2%

Acer Inc	36,156	111,598
Advanced Semiconductor Engineering Inc ADR	21,888	125,637
Asia Cement Corp	37,131	41,054
Asustek Computer Inc	3,006	28,550
AU Optronics Corp ADR *	16,068	167,429
Catcher Technology Co Ltd	11,000	40,719
Cathay Financial Holding Co Ltd	71,400	126,614
Chang Hwa Commercial Bank	92,000	81,697
Chimei InnoLux Corp *	27,968	38,645
China Development Financial Holding Corp	143,420	63,202
China Steel Corp	52,793	60,639
Chinatrust Financial Holding Co Ltd	47,205	34,642
Chunghwa Telecom Co Ltd ADR	5,633	142,346
Compal Electronics Inc	45,092	59,737
Delta Electronics Inc	22,000	107,486
Far Eastern New Century Corp	17,686	29,950
First Financial Holding Co Ltd	38,873	35,787
Formosa Chemicals & Fibre Corp	18,540	62,432
Formosa Plastics Corp	27,820	93,016
Fubon Financial Holding Co Ltd	55,647	76,351
HannStar Display Corp *	38,000	7,700
Hon Hai Precision Industry Co Ltd	48,104	193,776
HTC Corp	3,307	101,951
Hua Nan Financial Holdings Co Ltd	85,845	71,527
Lite-On Technology Corp	54,541	74,972
MediaTek Inc	5,020	71,852
Mega Financial Holding Co Ltd	88,000	67,753
Nan Ya Plastics Corp	48,410	120,713
Pegatron Corp *	8,090	11,642
Powertech Technology Inc	3,000	9,973
Quanta Computer Inc	27,000	56,648
Ruentex Industries Ltd	3,000	8,935
Siliconware Precision Industries Co	31,000	37,130
Taiwan Cement Corp	41,693	46,891
Taiwan Cooperative Bank	39,600	34,331
Taiwan Glass Industrial Corp	8,240	10,265
Taiwan Mobile Co Ltd	26,000	62,134
Taiwan Semiconductor Manufacturing Co Ltd	156,779	381,647
Tatung Co Ltd *	25,000	6,753
Uni-President Enterprises Corp	44,787	66,410
United Microelectronics Corp	64,000	35,823
Walsin Lihwa Corp *	13,000	8,243
Wistron Corp	27,308	55,614
Yuanta Financial Holding Co Ltd	35,000	26,165

		3,096,379

Thailand - 1.9%

Advanced Info Service PCL	18,500	51,704
Kasikornbank PCL NVDR	27,500	114,421
PTT Exploration & Production PCL	18,600	103,525
PTT PCL	12,000	127,189
Siam Commercial Bank PCL	24,200	83,091

		479,930

Turkey - 1.8%

Akbank TAS	11,559	64,034
Anadolu Efes Biracilik Ve Malt Sanayii AS	3,568	53,890
Tupras Turkiye Petrol Rafinerileri AS	2,068	51,635
Turkcell Iletisim Hizmetleri AS ADR	7,300	125,049
Turkiye Garanti Bankasi AS	16,603	83,852
Turkiye Is Bankasi ‘C’	20,672	73,428

		451,888

Total Common Stocks
(Cost $16,360,982)		24,115,284

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-63

B-60

PACIFIC SELECT FUND
PD EMERGING MARKETS PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Principal
	Amount	Value
SHORT-TERM INVESTMENT - 1.1%

Repurchase Agreement - 1.1%

Fixed Income Clearing Corp 0.010% due 01/03/11 (Dated 12/31/10, repurchase price of $286,660; collateralized by Federal Home Loan Bank: 0.580% due 06/10/11 and value $295,738)	$286,660	$286,660

Total Short-Term Investment
(Cost $286,660)		286,660

TOTAL INVESTMENTS - 100.4%
(Cost $17,395,732)		25,544,097

OTHER ASSETS & LIABILITIES, NET - (0.4%)		(95,066)

NET ASSETS - 100.0%		$25,449,031

Notes to Schedule of Investments

(a)	As of December 31, 2010, the portfolio was diversified as a percentage of net assets as follows:

Financials	23.8%
Materials	15.1%
Energy	14.5%
Information Technology	12.7%
Telecommunication Services	8.9%
Consumer Staples	6.9%
Consumer Discretionary	6.7%
Industrials	6.0%
Utilities	3.9%
Short-Term Investment	1.1%
Health Care	0.8%

100.4%
Other Assets & Liabilities, Net	(0.4%)

100.0%

(b)	As of December 31, 2010, the portfolio was diversified by geographical region as a percentage of net assets as follows:

Brazil	12.6%
Taiwan	12.2%
South Korea	12.0%
India	11.4%
South Africa	9.4%
China	5.9%
Mexico	5.9%
Russia	5.0%
Malaysia	4.9%
Hong Kong	3.8%
Indonesia	3.0%
Chile	2.7%
Thailand	1.9%
Turkey	1.8%
Cayman	1.6%
Poland	1.6%
United States	1.1%
Bermuda	1.1%
Others (each less than 1.0%)	2.5%

100.4%
Other Assets & Liabilities, Net	(0.4%)

100.0%

(c)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-63

B-61

PACIFIC SELECT FUND
PD EMERGING MARKETS PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

(d)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 12 in the Notes to Financial Statements) as of December 31, 2010:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2010	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Rights (1)	$180	$180	$-	$-
	Preferred Stocks (1)	1,141,973	1,141,973	-	-
	Common Stocks
	Bermuda	279,024	83,237	195,787	-
	Brazil	2,052,969	2,052,969	-	-
	Cayman	413,847	-	413,847	-
	Chile	686,998	686,998	-	-
	China	1,509,456	648,333	861,123	-
	Colombia	76,640	76,640	-	-
	Czech Republic	113,277	-	113,277	-
	Egypt	60,122	60,122	-	-
	Hong Kong	976,127	782,888	193,239	-
	Hungary	144,361	-	144,361	-
	India	2,905,278	1,251,072	1,654,206	-
	Indonesia	768,013	142,600	625,413	-
	Luxembourg	69,043	-	69,043	-
	Malaysia	1,236,550	54,250	1,182,300	-
	Mexico	1,491,617	1,491,617	-	-
	Netherlands	54,564	-	54,564	-
	Peru	58,654	58,654	-	-
	Philippines	58,270	58,270	-	-
	Poland	402,912	-	402,912	-
	Russia	1,275,479	304,750	970,729	-
	South Africa	2,390,647	695,811	1,694,836	-
	South Korea	3,063,239	942,899	2,120,340	-
	Taiwan	3,096,379	435,412	2,660,967	-
	Thailand	479,930	51,704	428,226	-
	Turkey	451,888	125,049	326,839	-

		24,115,284	10,003,275	14,112,009	-
	Short-Term Investment	286,660	-	286,660	-

	Total	$25,544,097	$11,145,428	$14,398,669	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further geographical region breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-63

B-62

PACIFIC SELECT FUND
Schedule of Investments (Continued)
Explanation of Symbols and Terms
December 31, 2010

Explanation of Symbols:

*	Non-income producing investments.
”	Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.
§	Variable rate investments. The rate shown is based on the latest available information as of December 31, 2010.
±	The security is a perpetual bond and has no definite maturity date.
~	Securities are not registered under the Securities Act of 1933 (1933 Act). These securities are either (1) exempt from registration pursuant to Rule 144A of the 1933 Act and may only be sold to “qualified institutional buyers”, or (2) the securities comply with Regulation S rules governing offers and sales made outside the United States without registration under the 1933 Act and contain certain restrictions as to public resale.
‡	Investments were fully or partially segregated with the broker(s)/custodian as collateral for futures contracts as of December 31, 2010.
+	The values of these investments were determined by a Trustee Valuation Committee or determined by a Board of Trustees (“Board”) approved valuation committee or a delegate of the Board and then approved by the Board. Each determination was made in good faith in accordance with the procedures established by the Board and the provisions of the Investment Company Act of 1940 (See Note 2B in Notes to Financial Statements).

Other Abbreviations:

ADR	American Depositary Receipt
CVA	Certificaten Van Aandelen (Dutch Certificate)
FDR	Fiduciary Depositary Receipt
GDR	Global Depositary Receipt
LI	London Stock Exchange
NVDR	Non Voting Depository Receipt
‘NY’	New York Shares
NYSE	New York Stock Exchange
NZX	New Zealand Stock Exchange
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt
TSE	Toronto Stock Exchange
XASE	NYSE Amex Exchange
XETR	Frankfurt Stock Exchange
XLON	London Stock Exchange
XVTX	Virt-X Pan-European Stock Exchange

Note:

The descriptions and Standard & Poor’s quality ratings of the companies shown in the schedules of investments were obtained from published reports and other sources believed to be reliable, and are not audited by the Independent Registered Public Accounting Firm.

See Notes to Financial Statements
B-63

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES

	PD Aggregate	PD High Yield	PD Large-Cap	PD Large-Cap	PD Small-Cap	PD Small-Cap
	Bond Index	Bond Market	Growth Index	Value Index	Growth Index	Value Index
DECEMBER 31, 2010	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
ASSETS
Investments, at value	$176,814,313	$38,735,478	$61,638,872	$74,903,156	$19,874,550	$22,616,296

Repurchase agreements, at value	-	-	1,654,243	2,284,248	209,750	302,035

Cash (1)	-	23,667	-	799,564	16,000	48,000

Receivables:
Dividends and interest	1,140,953	632,580	48,150	103,229	5,411	41,878

Fund shares sold	350,963	11,154	143,052	217,808	-	286

Securities sold	1,782,839	-	-	-	12	12

Due from Adviser	12,166	6,543	856	590	-	-

Total Assets	180,101,234	39,409,422	63,485,173	78,308,595	20,105,723	23,008,507

LIABILITIES
Payables:
Securities purchased	16,119,305	640,675	-	799,564	-	-

Due to custodian	6	-	-	-	-	-

Variation margin	-	-	3,078	2,853	1,530	2,550

Accrued advisory fees	18,308	11,008	7,098	8,388	2,373	2,696

Accrued support service expenses	2,207	716	942	1,083	330	379

Accrued custodian, and portfolio accounting and tax fees	13,378	4,380	3,707	4,131	4,042	4,300

Accrued trustees’ fees and expenses	209	79	89	102	36	41

Accrued other	5,416	1,670	2,319	2,548	2,810	4,060

Total Liabilities	16,158,829	658,528	17,233	818,669	11,121	14,026

NET ASSETS	$163,942,405	$38,750,894	$63,467,940	$77,489,926	$20,094,602	$22,994,481

NET ASSETS CONSIST OF:
Paid-in capital (2)	$161,580,768	$35,861,381	$53,451,560	$68,173,774	$14,778,495	$18,275,704

Undistributed earnings (2)	2,361,637	2,889,513	10,016,380	9,316,152	5,316,107	4,718,777

NET ASSETS	$163,942,405	$38,750,894	$63,467,940	$77,489,926	$20,094,602	$22,994,481

Shares outstanding, $.001 par value (unlimited shares authorized)	15,484,098	3,393,308	4,434,868	5,553,427	1,294,839	1,574,498

Net Asset Value Per Share	$10.59	$11.42	$14.31	$13.95	$15.52	$14.60

Investments, at cost	$174,365,923	$35,817,829	$51,756,385	$65,753,599	$14,785,376	$18,028,443

Repurchase agreements, at cost	-	-	1,654,243	2,284,248	209,750	302,035

(1)	Includes margin deposits segregated for futures contracts in the PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios of $16,000 and $48,000, respectively.
(2)	All portfolios elected to be treated as partnerships for Federal income tax purposes (see Note 11 in Notes to Financial Statements).

See Notes to Financial Statements
C-1

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES (Continued)

	PD International	PD Emerging
	Large-Cap	Markets
DECEMBER 31, 2010	Portfolio	Portfolio
ASSETS
Investments, at value	$52,186,843	$25,257,437

Repurchase agreements, at value	1,919,286	286,660

Cash	125	-

Foreign currency held, at value	41,527	70,599

Receivables:
Dividends and interest	98,286	24,758

Fund shares sold	288,517	47,122

Securities sold	640	-

Due from Adviser	6,295	-

Other assets	4,936	28

Total Assets	54,546,455	25,686,604

LIABILITIES
Payables:
Securities purchased	943,917	196,424

Accrued advisory fees	10,434	12,306

Accrued support service expenses	811	453

Accrued custodian, and portfolio accounting and tax fees	4,547	2,485

Accrued trustees’ fees and expenses	76	50

Accrued foreign capital gains tax	-	23,319

Accrued other	9,380	2,536

Total Liabilities	969,165	237,573

NET ASSETS	$53,577,290	$25,449,031

NET ASSETS CONSIST OF:
Paid-in capital (1)	$46,888,512	$17,316,422

Undistributed earnings (1)	6,688,778	8,132,609

NET ASSETS	$53,577,290	$25,449,031

Shares outstanding, $.001 par value (unlimited shares authorized)	3,892,260	1,537,277

Net Asset Value Per Share	$13.77	$16.55

Investments, at cost	$45,523,824	$17,109,072

Repurchase agreements, at cost	1,919,286	286,660

Foreign currency held, at cost	40,671	69,324

(1)	All portfolios elected to be treated as partnerships for Federal income tax purposes (see Note 11 in Notes to Financial Statements).

See Notes to Financial Statements
C-2

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010

	PD Aggregate	PD High Yield	PD Large-Cap	PD Large-Cap	PD Small-Cap	PD Small-Cap
	Bond Index	Bond Market	Growth Index	Value Index	Growth Index	Value Index
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$10,137	$1,122	$693,478	$1,179,911	$125,509	$369,674

Interest, net of foreign taxes withheld	3,089,827	2,862,252	121	147	28	32

Other	-	500	262	285	198	278

Total Investment Income	3,099,964	2,863,874	693,861	1,180,343	125,735	369,984

EXPENSES
Advisory fees	155,963	112,355	60,359	69,614	21,056	24,154

Support services expenses	5,508	3,126	3,623	3,804	2,416	2,522

Custodian fees and expenses	8,390	531	10,677	11,300	11,060	12,071

Portfolio accounting and tax fees	88,671	33,537	15,875	17,162	25,868	27,982

Printing expenses	3,595	1,234	1,523	1,746	550	628

Postage and mailing expenses	2,118	747	888	1,016	325	369

Legal and audit fees	4,553	1,486	1,951	2,243	684	786

Trustees’ fees and expenses	1,995	719	842	965	313	355

Interest expense and commitment fees	1,464	65	259	238	54	70

Offering expenses	9,396	11,553	4,649	7,200	6,361	6,363

Other	1,404	489	1,599	2,140	920	2,134

Total Expenses	283,057	165,842	102,245	117,428	69,607	77,434

Adviser Reimbursement (1)	(110,894)	(56,698)	(28,860)	(32,445)	(38,021)	(41,193)

Net Expenses	172,163	109,144	73,385	84,983	31,586	36,241

NET INVESTMENT INCOME	2,927,801	2,754,730	620,476	1,095,360	94,149	333,743

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	335,320	965,555	1,448,584	1,833,918	935,839	1,175,787

Futures contracts transactions	-	-	106,654	78,597	44,831	64,665

Net Realized Gain	335,320	965,555	1,555,238	1,912,515	980,670	1,240,452

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	1,978,766	251,857	5,914,026	5,313,782	3,243,331	2,625,148

Futures contracts	-	-	17,069	31,677	5,816	9,755

Change in Net Unrealized Appreciation	1,978,766	251,857	5,931,095	5,345,459	3,249,147	2,634,903

NET GAIN	2,314,086	1,217,412	7,486,333	7,257,974	4,229,817	3,875,355

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,241,887	$3,972,142	$8,106,809	$8,353,334	$4,323,966	$4,209,098

Foreign taxes withheld on dividends and interest	$-	$-	$137	$225	$-	$38

(1)	Pacific Life Fund Advisors LLC reimbursed expenses (see Note 5 in Notes to Financial Statements).

See Notes to Financial Statements
C-3

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2010

	PD International	PD Emerging
	Large-Cap	Markets
	Portfolio	Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$980,900	$447,109

Interest, net of foreign taxes withheld	54	8

Other	139	26

Total Investment Income	981,093	447,143

EXPENSES
Advisory fees	92,288	122,274

Support services expenses	7,663	10,441

Custodian fees and expenses	12,868	7,084

Portfolio accounting and tax fees	9,909	9,665

Printing expenses	1,314	775

Postage and mailing expenses	768	459

Legal and audit fees	1,670	938

Trustees’ fees and expenses	726	449

Interest expense and commitment fees	523	151

Offering expenses	9,226	8,168

Recoupment of adviser reimbursement	-	1,464

Other	34,377	12,583

Total Expenses	171,332	174,451

Custodian Credits	-	(10)

Adviser Reimbursement (1)	(60,583)	(829)

Net Expenses	110,749	173,612

NET INVESTMENT INCOME	870,344	273,531

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	20,021	462,536

Foreign currency transactions	(5,572)	5,118

Net Realized Gain	14,449	467,654

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities (2)	3,527,001	3,400,147

Foreign currencies	1,441	236

Change in Net Unrealized Appreciation	3,528,442	3,400,383

NET GAIN	3,542,891	3,868,037

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,413,235	$4,141,568

Foreign taxes withheld on dividends and interest	$97,787	$58,558

(1)	Pacific Life Fund Advisors LLC reimbursed expenses (see Note 5 in Notes to Financial Statements).
(2)	Change in net unrealized appreciation (depreciation) on securities for the PD Emerging Markets Portfolio is net of increase in deferred foreign capital gains tax of $10,264.

See Notes to Financial Statements
C-4

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009	2010	2009
	PD Aggregate Bond		PD High Yield Bond		PD Large-Cap
	Index Portfolio (1)		Market Portfolio (1)		Growth Index Portfolio (1)
OPERATIONS
Net investment income	$2,927,801	$846,102	$2,754,730	$1,440,838	$620,476	$189,836

Net realized gain	335,320	272,416	965,555	240,063	1,555,238	236,424

Change in net unrealized appreciation	1,978,766	469,624	251,857	2,665,792	5,931,095	3,968,461

Net Increase in Net Assets Resulting from Operations	5,241,887	1,588,142	3,972,142	4,346,693	8,106,809	4,394,721

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(3,282,537)	(883,000)	(2,944,301)	(1,446,817)	(618,841)	(188,900)

Net realized gains	(99,712)	(203,143)	(933,544)	(104,660)	(1,490,728)	(186,681)

Net Decrease from Dividends and Distributions to Shareholders	(3,382,249)	(1,086,143)	(3,877,845)	(1,551,477)	(2,109,569)	(375,581)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	106,654,412	68,069,381	7,319,964	23,757,412	35,533,463	26,275,899

Dividend and distribution reinvestments	3,382,249	1,086,143	3,877,845	1,551,477	2,109,569	375,581

Cost of shares repurchased	(15,664,998)	(1,946,419)	(527,604)	(117,713)	(9,402,465)	(1,440,487)

Net Increase in Net Assets from Capital Share Transactions	94,371,663	67,209,105	10,670,205	25,191,176	28,240,567	25,210,993

NET INCREASE IN NET ASSETS	96,231,301	67,711,104	10,764,502	27,986,392	34,237,807	29,230,133

NET ASSETS
Beginning of Year or Period	67,711,104	-	27,986,392	-	29,230,133	-

End of Year or Period	$163,942,405	$67,711,104	$38,750,894	$27,986,392	$63,467,940	$29,230,133

	PD Large-Cap		PD Small-Cap		PD Small-Cap
	Value Index Portfolio (1)		Growth Index Portfolio (1)		Value Index Portfolio (1)
OPERATIONS
Net investment income	$1,095,360	$303,518	$94,149	$31,810	$333,743	$130,904

Net realized gain	1,912,515	312,645	980,670	194,160	1,240,452	217,269

Change in net unrealized appreciation	5,345,459	3,835,775	3,249,147	1,845,843	2,634,903	1,962,705

Net Increase in Net Assets Resulting from Operations	8,353,334	4,451,938	4,323,966	2,071,813	4,209,098	2,310,878

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(1,096,791)	(301,900)	(93,682)	(31,800)	(328,099)	(130,250)

Net realized gains	(1,802,843)	(287,586)	(802,858)	(151,332)	(1,216,884)	(125,966)

Net Decrease from Dividends and Distributions to Shareholders	(2,899,634)	(589,486)	(896,540)	(183,132)	(1,544,983)	(256,216)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	45,830,414	30,145,119	5,118,059	10,092,459	7,022,447	11,315,181

Dividend and distribution reinvestments	2,899,634	589,486	896,540	183,132	1,544,983	256,216

Cost of shares repurchased	(9,614,306)	(1,676,573)	(1,132,528)	(379,167)	(1,405,260)	(457,863)

Net Increase in Net Assets from Capital Share Transactions	39,115,742	29,058,032	4,882,071	9,896,424	7,162,170	11,113,534

NET INCREASE IN NET ASSETS	44,569,442	32,920,484	8,309,497	11,785,105	9,826,285	13,168,196

NET ASSETS
Beginning of Year or Period	32,920,484	-	11,785,105	-	13,168,196	-

End of Year or Period	$77,489,926	$32,920,484	$20,094,602	$11,785,105	$22,994,481	$13,168,196

(1)	Operations commenced on May 1, 2009.

See Notes to Financial Statements
C-5

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Period Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009
	PD International		PD Emerging Markets
	Large-Cap Portfolio (1)		Portfolio (1)
OPERATIONS
Net investment income	$870,344	$179,522	$273,531	$128,961

Net realized gain	14,449	104,946	467,654	29,110

Change in net unrealized appreciation	3,528,442	3,135,479	3,400,383	4,724,799

Net Increase in Net Assets Resulting from Operations	4,413,235	3,419,947	4,141,568	4,882,870

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(841,877)	(178,800)	(267,175)	(131,900)

Net realized gains	(17,638)	(106,089)	(463,075)	(29,679)

Net Decrease from Dividends and Distributions to Shareholders	(859,515)	(284,889)	(730,250)	(161,579)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	29,113,477	22,645,960	4,040,724	13,156,202

Dividend and distribution reinvestments	859,515	284,889	730,250	161,579

Cost of shares repurchased	(4,778,994)	(1,236,335)	(538,901)	(233,432)

Net Increase in Net Assets from Capital Share Transactions	25,193,998	21,694,514	4,232,073	13,084,349

NET INCREASE IN NET ASSETS	28,747,718	24,829,572	7,643,391	17,805,640

NET ASSETS
Beginning of Year or Period	24,829,572	-	17,805,640	-

End of Year or Period	$53,577,290	$24,829,572	$25,449,031	$17,805,640

(1)	Operations commenced on May 1, 2009.

See Notes to Financial Statements
C-6

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS
Selected per share, ratios and supplemental data for each year or period ended December 31 were as follows:

														Ratio of
														Net
												Ratio of	Ratio of	Investment
												Expenses	Expenses	Income
	Net								Net			After	Before	After
	Asset								Asset		Net	Expense	Expense	Expense
	Value,		Net	Total	Distributions	Distributions			Value,		Assets,	Reductions	Reductions	Reductions
	Beginning of	Net	Realized	from	from Net	from			End of		End of	to Average	to Average	To Average	Portfolio
	Year or	Investment	and Unrealized	Investment	Investment	Capital		Total	Year or	Total	Year or	Net	Net	Net	Turnover
For the Year or Period Ended	Period	Income	Gain	Operations	Income	Gains		Distributions	Period	Returns (1)	Period	Assets (2), (3)	Assets (3)	Assets (3)	Rates
PD Aggregate Bond Index (4)
2010	$10.23	$0.31	$0.33	$0.64	($0.27)	($0.01)		($0.28)	$10.59	6.23%	$163,942,405	0.17%	0.28%	2.88%	148.73%
2009 (5)	10.00	0.19	0.21	0.40	(0.14)	(0.03)		(0.17)	10.23	3.97%	67,711,104	0.17%	0.28%	2.80%	324.46%

PD High Yield Bond Market (4)
2010	$11.30	$1.00	$0.43	$1.43	($1.02)	($0.29)		($1.31)	$11.42	13.05%	$38,750,894	0.34%	0.52%	8.57%	40.05%
2009 (5)	10.00	0.66	1.31	1.97	(0.63)	(0.04)		(0.67)	11.30	19.88%	27,986,392	0.34%	0.57%	9.00%	31.24%

PD Large-Cap Growth Index (4)
2010	$12.75	$0.19	$1.87	$2.06	($0.15)	($0.35)		($0.50)	$14.31	16.17%	$63,467,940	0.17%	0.24%	1.44%	56.10%
2009 (5)	10.00	0.12	2.80	2.92	(0.09)	(0.08)		(0.17)	12.75	29.12%	29,230,133	0.17%	0.45%	1.57%	80.71%

PD Large-Cap Value Index (4)
2010	$12.62	$0.29	$1.59	$1.88	($0.21)	($0.34)		($0.55)	$13.95	14.89%	$77,489,926	0.17%	0.24%	2.20%	54.98%
2009 (5)	10.00	0.18	2.67	2.85	(0.12)	(0.11)		(0.23)	12.62	28.54%	32,920,484	0.17%	0.42%	2.25%	88.66%

PD Small-Cap Growth Index (4)
2010	$12.66	$0.09	$3.49	$3.58	($0.07)	($0.65)		($0.72)	$15.52	28.24%	$20,094,602	0.21%	0.46%	0.63%	69.43%
2009 (5)	10.00	0.04	2.82	2.86	(0.03)	(0.17)		(0.20)	12.66	28.60%	11,785,105	0.21%	0.70%	0.56%	70.15%

PD Small-Cap Value Index (4)
2010	$12.65	$0.26	$2.74	$3.00	($0.23)	($0.82)		($1.05)	$14.60	23.67%	$22,994,481	0.21%	0.45%	1.93%	61.82%
2009 (5)	10.00	0.17	2.73	2.90	(0.13)	(0.12)		(0.25)	12.65	29.01%	13,168,196	0.21%	0.74%	2.12%	74.74%

PD International Large-Cap (4)
2010	$13.01	$0.30	$0.69	$0.99	($0.23)	($-	) (6)	($0.23)	$13.77	7.61%	$53,577,290	0.30%	0.46%	2.35%	3.25%
2009 (5)	10.00	0.14	3.02	3.16	(0.09)	(0.06)		(0.15)	13.01	31.59%	24,829,572	0.30%	0.64%	1.68%	5.62%

PD Emerging Markets (4)
2010	$14.21	$0.20	$2.64	$2.84	($0.19)	($0.31)		($0.50)	$16.55	20.04%	$25,449,031	0.85%	0.85%	1.34%	7.25%
2009 (5)	10.00	0.11	4.23	4.34	(0.11)	(0.02)		(0.13)	14.21	43.43%	17,805,640	0.97%	0.98%	1.33%	8.14%

(1)	Total returns for periods of less than one full year are not annualized.
(2)	The ratios of expenses after expense reductions to average daily net assets are after custodian credits, advisory fee waivers and adviser expense reimbursements, if any, as discussed in Note 5 in Notes to the Financial Statements.
(3)	The ratios for periods of less than one full year are annualized.
(4)	Per share amounts have been calculated using the average shares method.
(5)	Operations commenced on May 1, 2009.
(6)	Amount represents less than $0.005 per share.

See Notes to Financial Statements
C-7

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Pacific Select Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end, management investment company, organized as a Massachusetts business trust and as of December 31, 2010 was comprised of forty-four separate portfolios, eight of which are presented in this report: PD Aggregate Bond Index, PD High Yield Bond Market (formerly called PD High Yield Bond Index), PD Large-Cap Growth Index, PD Large-Cap Value Index, PD Small-Cap Growth Index, PD Small-Cap Value Index, PD International Large-Cap, and PD Emerging Markets Portfolios (collectively, the “PD Underlying Portfolios”).

Presently only the Pacific Dynamix — Conservative Growth, Pacific Dynamix — Moderate Growth and Pacific Dynamix — Growth Portfolios, (collectively, the “Pacific Dynamix Portfolios”) can invest in the PD Underlying Portfolios.

The annual report for the Pacific Dynamix Portfolios is not included in this report; there is a separate annual report for the Pacific Dynamix Portfolios, which is available without charge. For information on how to obtain the shareholder report for the Pacific Select Fund, see the Where to Go for More Information section of this report on page F-6.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in United States of America (“U.S. GAAP”) for investment companies. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of the financial statements.

A. DETERMINATION OF NET ASSET VALUE

Each portfolio of the Fund is divided into shares. The price of a portfolio’s shares is called its net asset value (“NAV”) per share. The NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. Each portfolio’s NAV per share is calculated by taking the total value of a portfolio’s assets (the value of the securities and other investments a portfolio holds), subtracting a portfolio’s liabilities, and dividing by the total number of shares outstanding. The value of each security or other investment is the amount which a portfolio might reasonably expect to receive for the investment upon its current sale in the ordinary course. The valuation of investments held by the portfolios of the Fund is discussed in further detail below.

Each portfolio’s NAV per share is calculated once a day, every day the New York Stock Exchange (“NYSE”) is open, including days when foreign markets are closed. For purposes of calculating the NAV all investments are generally calculated as of the time of the close of the NYSE, which is usually 4:00 p.m. Eastern Time. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not normally be used to retroactively adjust the price of an investment or the NAV determined earlier that day.

Each portfolio’s NAV will not be calculated on days when the NYSE is closed. There may be a delay in calculating the NAV if: (i) the NYSE is closed on a day other than a regular holiday or weekend, (ii) trading on the NYSE is restricted, (iii) an emergency exists (as determined by the Securities and Exchange Commission (“SEC”)), making the sale of securities or other instruments or determinations of NAV not practicable, or (iv) the SEC permits a delay for the protection of shareholders.

B. INVESTMENT VALUATION

For purposes of calculating the NAV, the value of investments held by each portfolio is based primarily on pricing data obtained from various sources approved by the Fund’s Board of Trustees (the “Board”).

Money Market Instruments and Short-Term Investments.  Money market and short-term investments maturing within 60 days are valued at amortized cost, which involves valuing an investment at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides consistency in valuation, (and may only be used if it approximates market value), it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received if the Fund sold the investment.

Domestic Equity Investments.  For domestic equity investments, the portfolios normally use the last reported sale price received shortly after the NYSE close and does not normally take into account trading, clearances or settlements that take place after the NYSE close.

Foreign Equity Investments.  Foreign equity investments are normally priced based on data reflecting the closing of the principal markets or market participants for those investments, which may be earlier than the NYSE close. The Fund then may adjust for market events which may occur between the close of certain foreign exchanges and the NYSE. The Fund has retained an independent statistical service approved by the Board to assist in determining the value of certain foreign equity securities. This service utilizes proprietary computer models based on historical performance of markets and other considerations to determine the appropriate adjustments for market events. Quotations of foreign investments in foreign currencies and those valued using forward currency rates are converted into U.S. dollar equivalents using a foreign exchange quotation from an approved source.

Over-the-Counter (“OTC”) Investments and Certain Equity Investments.  OTC investments, including options contracts, and listed investments for which no sales are reported, are generally valued at the mean between the most recent bid and asked prices obtained from a quotation and valuation reporting system, from established market makers, or from broker-dealers. OTC swap contracts are generally valued by approved pricing and quotation services which are based on evaluated prices determined from various observable market and other factors. Certain OTC swap contracts are valued by other pricing processes approved by the Board.

Domestic and Foreign Fixed Income Investments.  Fixed income investments are generally valued using the mean between the bid and ask prices provided by approved pricing and quotation services which are based upon evaluated prices determined from various observable market and other factors. Certain bonds are valued by a benchmark, matrix, or other pricing processes approved by the Board.

D-1

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Investment Values Determined by a Trustee Valuation Committee or a Valuation Committee Approved by the Board.  The Board has adopted procedures (“Fund Procedures”) that include methodologies approved for valuing investments in circumstances where market quotations are not readily available. In such circumstances, a Trustee Valuation Committee or other valuation committee will determine the value of such investments in accordance with alternative valuation methodologies under the Fund Procedures which may include, among others, the use of broker quotes, the use of a purchase price for initial public offerings, proration rates, and benchmark and matrix pricing. In the event market quotations or Board approved alternate valuation methodologies are not readily available or reliable, the value of the investments will be determined in good faith by a Trustee Valuation Committee or determined by a valuation committee approved by the Board or a delegate of the Board. Valuations determined by a Trustee Valuation Committee or other valuation committee may require subjective inputs about the value of such investments. While these valuations are intended to estimate the value a portfolio might reasonably expect to receive upon the current sale of the investments in the ordinary course, such values may differ from the value that a portfolio would actually realize if the investments were sold.

Market quotes are considered not readily available if: (1) the market quotations received are deemed unreliable or inaccurate, (2) approved pricing services do not provide a valuation for a particular investment, or (3) material events occur after the close of the principal market for a particular investment but prior to the close of the NYSE.

C. INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are recorded on a trade date basis. Investments purchased or sold on a when-issued or delayed-delivery basis as well as certain loan transactions and mortgage securities (such as Government National Mortgage Association (“GNMA”) Securities) may be settled a month or more after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities are recorded as soon as a portfolio is informed of the ex-dividend date or upon receipt of the dividend. Interest income, adjusted for amortization of premium and accretion of discount, is recorded daily on an accrual basis. Investment income is recorded net of foreign taxes withheld, if any. The portfolios may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The portfolios will accrue such taxes and reclaims as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which the portfolios invest. Consent fees, which are compensation for agreeing to changes in the terms of debt instruments, are included in interest income in the Statements of Operations when received. Realized gains and losses from investment transactions are recorded on the basis of identified cost, which is also used for Federal income tax purposes. Gains and losses realized on principal paydowns from mortgage- and asset-backed securities are recorded as interest income in the Statements of Operations.

D. DISTRIBUTIONS TO SHAREHOLDERS

Each portfolio currently intends to distribute substantially all of its net investment income at least annually, except for the PD Aggregate Bond Index and PD High Yield Bond Market Portfolios (collectively the “Debt Portfolios”), for which dividends are generally declared and paid semi-annually. Dividends may be declared less frequently if advantageous to the specific portfolio and its shareholders. All realized capital gains are distributed at least annually for all portfolios. All dividends are reinvested in additional shares of the applicable portfolio.

Dividends on net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for futures and options, foreign currency transactions, passive foreign investment companies, post-October losses, capital loss carryforwards, and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications of paid-in capital. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

E. FOREIGN CURRENCY TRANSLATION

Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of investments, interest income, dividends, and variation margin, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of investments held. Such changes are included with the net realized gain or loss and change in net unrealized appreciation or depreciation on investment securities in the Statements of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss, if any, are reported separately as net realized gain or loss and change in net unrealized appreciation or deprecation on foreign currencies in the Statements of Operations.

F. EXPENSE ALLOCATION

General expenses of the Fund are allocated to each portfolio in proportion to its relative average daily net assets. Expenses directly attributable to a particular portfolio are charged directly to that portfolio.

G. OFFERING COSTS

A new portfolio bears all costs (or the applicable pro-rata share if there is more than one new portfolio) associated with the offering expenses of the portfolio including legal, printing and support services (see Note 3). All such costs are amortized to expense of the new portfolios on a straight-line basis over twelve months from commencement of operations.

H. INVESTMENTS AND RISKS

General Investment Risks

An investment in the Fund represents an indirect investment in the assets owned by the Fund. As with any mutual fund, the value of these investments may move up or down, and as a result, an investment in the Fund at any point in time may be worth more or less than the original investment. Events in the financial markets have the potential to cause increased volatility and uncertainty, which may impact the value

D-2

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

of the Fund’s investments. Due to interdependencies between markets, events in one market may adversely impact other markets or issuers in unforeseen ways. As a result, the value of the Fund’s investments may be adversely affected by events in the markets, either directly or indirectly, and each portfolio is exposed to potential decreases in the value of those investments. In addition, traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory responses to market events may impair a manager’s ability to pursue certain investment techniques or strategies and may have unexpected consequences on particular markets, strategies, or investments. Future events may impact a portfolio in unforeseen ways, leading a portfolio to alter its existing strategies or, potentially, to liquidate and close.

The price of equity investments changes in response to many factors, including a company’s historical and prospective earnings, the value of its assets, and many of the factors noted above.

Fixed income (debt) investments are affected primarily by the financial condition of the companies that have issued them and by changes in interest rates, although the factors noted above may also have a significant impact on fixed income (debt) investments. A fixed income (debt) investment’s issuer (including borrowers) may not be able to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or go bankrupt. Securities such as high yield/high-risk bonds, i.e. bonds with low credit ratings by Moody’s (Ba or lower) or Standard & Poor’s (BB and lower) or no rating, are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are more likely to default on their interest and/or principal payments than higher rated securities. Certain asset-backed instruments, such as collateralized debt obligations, collateralized mortgage obligations and other mortgage related securities, structured investment vehicles and other debt investments may have exposure to subprime loans or subprime mortgages, which are loans to persons with lower credit ratings. These instruments may present credit risk that is not transparent and that is greater than indicated by their ratings. The value of these instruments may be more acutely affected by downturns in the credit markets or the real estate market than certain other investments, and it may be difficult to value these instruments because of a thin secondary market.

There are certain additional risks involved in investing in foreign securities that are generally not inherent in investments in domestic securities. These risks may involve foreign currency fluctuations, adverse political, social and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The markets in emerging markets countries can be extremely volatile.

None of the portfolios may invest in illiquid securities and illiquid bank loans (collectively, “Illiquid Investments”) if as a result of such investment, more than 15% of its net assets, taken at market value at the time of such investment, would be invested in Illiquid Investments. The term “Illiquid Investments” for this purpose means investments that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a portfolio has valued the investments. Illiquid Investments may be difficult to value and difficult to sell, which means a portfolio may not be able to sell such investments quickly for its full value. The market value of Illiquid Investments held by each portfolio as of December 31, 2010 was less than 15% of its net assets.

Mortgage-Related and Other Asset-Backed Securities

Certain portfolios may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), collateralized loan obligations (“CLOs”), mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-related and other asset-backed securities are debt securities issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that is collateralized by a portfolio or pool of mortgages, mortgage pass-through securities, U.S. Government securities or other assets. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgage and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or issuers will meet their obligations.

Mortgage dollar rolls, principally on a forward commitment basis, involve a portfolio selling mortgage-backed securities for delivery in the current month and simultaneously contracting to repurchase similar, but not identical securities at an agreed-upon price on a fixed date in the future. A portfolio accounts for such dollar rolls as purchases and sales and receives compensation as consideration for entering into the commitment to repurchase. A portfolio must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that a portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (“IOs”), which receive all of the interest, and principal-only securities (“POs”), which receive the entire principal. The cash flows and yields on IOs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans. If the underlying mortgages experience higher than anticipated prepayments, an investor in IOs of SMBS may fail to recoup fully its initial investment, even if the IOs are highly rated or are derived from securities guaranteed by the U.S. Government. Unlike other fixed-income and other mortgage-backed securities, the market value of IOs tends to move in the same direction as interest rates. As prepayments on the underlying mortgages of POs increase, the yields on POs increase. Payments received from IOs are included in interest income in the Statements of Operations. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the investment on the coupon date until maturity. These adjustments are included in interest income in the Statements of Operations. Payments received from POs are treated as reductions to the

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NOTES TO FINANCIAL STATEMENTS (Continued)

cost and par value of the securities. Any excess principal paydown gains or losses associated with the payments received are reported as interest income in the Statements of Operations.

U.S. Government Agencies or Government-Sponsored Enterprises

Certain portfolios may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the portfolios’ shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

When-Issued Securities

Certain portfolios may purchase and sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a portfolio is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A portfolio may sell when-issued securities before they are delivered, which may result in a capital gain or loss. Risk may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts, or if the issuer does not issue the securities due to political, economic, or other factors.

Delayed-Delivery Transactions

Certain portfolios may purchase or sell securities on a delayed-delivery basis. Payment and delivery may take place after the customary settlement period for that security. The price or yield of the underlying securities is fixed at the time the transaction is negotiated. When delayed-delivery purchases are outstanding, a portfolio will set aside, and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a portfolio has sold a security on a delayed-delivery basis, the portfolio does not participate in future gains and losses with respect to the security.

Repurchase Agreements

Certain portfolios may invest in repurchase agreements. Repurchase agreements permit the investor to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by a portfolio are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody’s or AAA, AA or A by Standard & Poor’s ) or, if not rated by Moody’s or Standard & Poor’s, are of equivalent investment quality as determined by the investment adviser or the applicable portfolio manager. Such collateral is in the possession of the portfolio’s custodian or a designated broker-dealer. The collateral is evaluated daily to ensure its market value equals or exceeds the

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NOTES TO FINANCIAL STATEMENTS (Continued)

current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, a portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

Derivative Investments

Certain portfolios may invest in derivative investments, including, but not limited to, futures contracts (see Note 13 for a detailed discussion on derivative instruments).

I. RECENT ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06, Improving Disclosures about Fair Value Measurements (“ASU”). This ASU amends FASB Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures, and requires entities to disclose the amounts and reasons for significant transfers between Level 1 and Level 2 in the fair value hierarchy and inputs and valuation techniques used to determine Level 2 and Level 3 fair value measurements (see Note 12), and to separately present purchases, sales, issuances, and settlements in their reconciliation of Level 3 fair value measurements (i.e., to present such items on a gross basis rather than on a net basis). This ASU is effective for interim and annual periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements (which are effective for interim and annual periods beginning after December 15, 2010). The Fund implemented the disclosures required for interim and annual periods beginning after December 15, 2009 (see the Notes to Schedules of Investments section of each portfolio’s Schedule of Investments and Note 12). Management is currently evaluating the impact of additional implementation that this ASU will have on the Fund’s financial statement disclosures.

3. INVESTMENT ADVISORY, SUPPORT SERVICES, AGENCY, AND DISTRIBUTION AGREEMENTS

Pursuant to an Investment Advisory Agreement, Pacific Life Fund Advisors LLC (“PLFA”), a wholly owned subsidiary of Pacific Life Insurance Company (“Pacific Life”), serves as Investment Adviser to each portfolio of the Fund and manages the Pacific Dynamix Portfolios directly. For the PD Underlying Portfolios, PLFA has retained other portfolio management firms to sub-advise each portfolio, as discussed later in this section. PLFA receives advisory fees from each portfolio based on the following advisory fee rates, which are based on an annual percentage of average daily net assets of each portfolio:

PD Aggregate Bond Index	0.16% of first $50 million
0.15% of next $50 million
0.14% on excess

PD High Yield Bond Market	0.35% of first $50 million
0.22% of next $50 million
0.14% on excess

PD Large-Cap Growth Index	0.14% of first $300 million
PD Large-Cap Value Index	0.12% on excess
PD Small-Cap Growth Index
PD Small-Cap Value Index

PD International Large-Cap	0.25% of first $100 million
0.20% on excess

PD Emerging Markets	0.60% of first $50 million
0.35% on excess

Pursuant to Portfolio Management Agreements as of December 31, 2010, the Fund and PLFA engage various portfolio management firms under PLFA’s supervision. The following firms serve as sub-advisers for the respective portfolios: BlackRock Investment Management, LLC for the PD Large-Cap Growth Index, PD Large-Cap Value Index, PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios; SSgA Funds Management, Inc. for the PD Aggregate Bond Index and PD High Yield Bond Market Portfolios; and Dimensional Fund Advisors LP for the PD International Large-Cap and PD Emerging Markets Portfolios. PLFA, as Investment Adviser to each portfolio of the Fund, pays the related portfolio management fees to these sub-advisors as compensation for their advisory services provided to the Fund.

Pursuant to an Agreement for Support Services (the “Agreement”), Pacific Life and PLFA provide support services to the Fund that are outside the scope of the Investment Adviser’s responsibilities under the Advisory Agreement. Under the Agreement, the Fund compensates Pacific Life and PLFA for their expenses in providing support services to the Fund in connection with various matters, including the expense of registering and qualifying the Fund on state and Federal levels, providing legal, compliance, accounting, tax, chief compliance officer services, and on-going compliance, maintaining the Fund’s legal existence, shareholders’ meetings, and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to existing shareholders. The Fund reimbursed Pacific Life and PLFA for these support services on an approximate cost basis.

Pursuant to an Agency Agreement, Pacific Life serves as transfer agent and dividend disbursing agent for the Fund, without remuneration from the Fund.

4. TRUSTEE COMPENSATION AND RETIREMENT PLAN

The Fund pays each independent trustee of the Board retainer fees and specified amounts for various Board and committee services and for chairing the committees.

Each independent trustee of the Board is eligible to participate in the Fund’s Deferred Compensation Plan (the “Plan”). The Plan allows each independent trustee to voluntarily defer receipt of all or a percentage of fees which otherwise would be payable for services performed. Amounts in the deferral account are obligations of each portfolio at the time of such deferral and are payable in accordance with the Plan. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain portfolios in the Pacific Life Funds.

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NOTES TO FINANCIAL STATEMENTS (Continued)

Pacific Life Funds is a Delaware statutory trust and is registered under the 1940 Act, as an open-end management investment company. PLFA is the Investment Adviser to Pacific Life Funds. An independent trustee who defers compensation has the option to select credit rate options that track the performance of the Class A and/or Class P shares of the corresponding series of the Pacific Life Funds without a sales load. The obligation of each portfolio under the Plan (the “DCP Liability”), if any, is included in “Accrued trustees’ fees and expenses” in the Statements of Assets and Liabilities. Accordingly, the market value appreciation or depreciation on a portfolio’s DCP Liability account will cause the expenses of that portfolio to increase or decrease due to market fluctuation. The change in net unrealized appreciation or depreciation on a portfolio’s DCP Liability account, if any, is included in “Trustees’ fees and expenses” in the Statements of Operations. In addition, the Fund maintained a retirement plan for three former independent trustees and the retirement benefit obligations were fully paid as of January 5, 2010. There is no retirement plan for current independent trustees. None of the independent trustees have deferred their compensation since the commencement of operations of all the portfolios covered in this report, therefore there is no accrued deferred compensation shown in the Statements of Assets and Liabilities.

5. EXPENSE REDUCTIONS

PLFA has contractually agreed to reimburse each PD Underlying Portfolio through April 30, 2011 to the extent the total net operating expenses (including advisory fees and organizational expenses, but not including extraordinary expenses such as litigation or other expenses not incurred in the ordinary course of each portfolio’s business of a PD Underlying Portfolio) exceeds the annualized expense ratios as follows: 0.17% for the PD Aggregate Bond Index, PD Large-Cap Growth Index, and PD Large-Cap Value Index Portfolios; 0.34% for the PD High Yield Bond Market Portfolio; 0.21% for the PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios; 0.30% for the PD International Large-Cap Portfolio; and 0.97% for the PD Emerging Markets Portfolio.

Any reimbursement is subject to recoupment by PLFA for a period of time as permitted under regulatory and/or accounting standards (currently 3 years from the end of the fiscal year in which the reimbursement took place) to the extent such expenses fall below the expense cap in future years. Any amounts repaid to PLFA will have the effect of increasing such expenses of the applicable portfolio, but not above the expense cap. For the year ended December 31, 2010, PLFA reimbursed to and/or recouped from the following portfolios under the expense limitation agreement:

	Investment	Investment
	Adviser Expense	Adviser Expense
Portfolio	Reimbursements	Recoupment
PD Aggregate Bond Index	$110,894	$-
PD High Yield Bond Market	56,698	-
PD Large-Cap Growth Index	28,860	-
PD Large-Cap Value Index	32,445	-
PD Small-Cap Growth Index	38,021	-
PD Small-Cap Value Index	41,193	-
PD International Large-Cap	60,583	-
PD Emerging Markets	829	1,464

The cumulative expense reimbursement amounts, if any, as of December 31, 2010 that are subject to repayment from the portfolios are as follows:

	Expiration Date
Portfolio	12/31/2012	12/31/2013
PD Aggregate Bond Index	$32,594	$110,894
PD High Yield Bond Market	36,830	56,698
PD Large-Cap Growth Index	33,861	28,860
PD Large-Cap Value Index	33,209	32,445
PD Small-Cap Growth Index	28,127	38,021
PD Small-Cap Value Index	32,402	41,193
PD International Large-Cap	36,554	60,583

The Fund had also entered into an arrangement with its custodian whereby credits were realized as a result of uninvested cash balances.

The adviser expense reimbursement, recoupment of adviser’s reimbursement, and custodian credits, if any, are presented in the Statements of Operations.

6. TRANSACTIONS WITH AFFILIATES

For the year ended December 31, 2010, the PD Underlying Portfolios have incurred $658,063 of investment advisory fees and $39,103 of expenses for support services provided by Pacific Life and PLFA (at approximate cost, see Note 3). As of December 31, 2010, $72,611 and $6,921, respectively, remained payable.

One trustee of the Fund is also a Director of Pacific Life and PLFA. Certain officers of Pacific Life and PLFA are also officers of the Fund.

7. INDEMNIFICATIONS

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of performance of their duties to the Fund. In addition, the Fund entered into an agreement with each of the trustees which provides that the Fund will indemnify and hold harmless each trustee against any expenses actually and reasonably incurred by any trustee in any proceeding arising out of or in connection with the trustee’s services to the Fund, to the fullest extent permitted by the Fund’s Declaration of Trust and By-Laws, the general trust law of the Commonwealth of Massachusetts, the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. In the normal course of business, the Fund enters into contracts with service providers and others that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements and agreements is dependent on future claims that may be made against the Fund and/or the trustees and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

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PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

8. COMMITTED LINE OF CREDIT

The Fund has an unsecured $75,000,000 committed revolving line of credit agreement with State Street Bank and Trust Company (the “Bank”), which is renewed annually. The interest rate on borrowing is the higher of the Federal funds rate or the Overnight LIBOR rate, plus 1.25%. As of December 31, 2010, the actual interest rate on borrowing by the Fund was 1.50%. Effective September 3, 2010, the Fund agreed to pay the Bank a commitment fee equal to 0.125% per annum on the daily unused portion of the committed line amount up to a maximum of $93,750. Prior to September 3, 2010, the Fund paid the Bank a commitment fee equal to 0.15% on the daily unused portion of the committed line. The committed line of credit will expire on September 2, 2011, unless renewed. The commitment fees and interest incurred by the Fund are presented in the Statements of Operations. The commitment fees are allocated to each applicable portfolio in proportion to its relative average daily net assets and the interest expenses are charged directly to the applicable portfolio. The weighted average interest rate and the average dollar amount of borrowings on those days that the portfolio had a loan outstanding during the year ended December 31, 2010 for each applicable portfolio were as follows:

	Weighted	Average
	Average	Dollar Amount
Portfolio	Interest Rate	of Borrowing
PD Large-Cap Growth Index	1.47%	$563,209
PD Large-Cap Value Index	1.47%	402,097
PD Small-Cap Growth Index	1.47%	16,546
PD Small-Cap Value Index	1.49%	39,883
PD International Large-Cap	1.53%	231,567
PD Emerging Markets	1.55%	208,500

9. PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of securities (excluding short-term investments) for the year ended December 31, 2010, are summarized in the following table:

	U.S. Government Securities
Portfolio	Purchases	Sales
PD Aggregate Bond Index	$221,874,289	$143,858,417

	Other Securities
Portfolio	Purchases	Sales
PD Aggregate Bond Index	$30,942,701	$7,479,251
PD High Yield Bond Market	20,532,822	12,453,713
PD Large-Cap Growth Index	48,627,596	23,506,987
PD Large-Cap Value Index	61,592,331	26,651,194
PD Small-Cap Growth Index	14,124,194	10,194,523
PD Small-Cap Value Index	16,078,790	10,390,391
PD International Large-Cap	25,358,523	1,173,252
PD Emerging Markets	5,137,788	1,460,775

10. TAX CHARACTER OF DISTRIBUTIONS AND COMPONENTS OF DISTRIBUTABLE EARNINGS

The tax character of distributions paid during the year ended December 31, 2010, were as follows:

	Distributions Paid From
		Long-term
	Ordinary	Capital	Total
Portfolio	Income	Gains	Distributions
PD Aggregate Bond Index	$3,346,048	$36,201	$3,382,249
PD High Yield Bond Market	3,665,490	212,355	3,877,845
PD Large-Cap Growth Index	1,028,542	1,081,027	2,109,569
PD Large-Cap Value Index	2,130,616	769,018	2,899,634
PD Small-Cap Growth Index	483,104	413,436	896,540
PD Small-Cap Value Index	994,952	550,031	1,544,983
PD International Large-Cap	852,051	7,464	859,515
PD Emerging Markets	623,996	106,254	730,250

The tax character of distributions paid during the year ended December 31, 2009, were as follows:

	Distributions Paid From
		Long-term
	Ordinary	Capital	Total
Portfolio	Income	Gains	Distributions
PD Aggregate Bond Index	$1,086,143	$-	$1,086,143
PD High Yield Bond Market	1,551,477	-	1,551,477
PD Large-Cap Growth Index	375,581	-	375,581
PD Large-Cap Value Index	589,486	-	589,486
PD Small-Cap Growth Index	183,132	-	183,132
PD Small-Cap Value Index	256,216	-	256,216
PD International Large-Cap	284,889	-	284,889
PD Emerging Markets	161,579	-	161,579

11. FEDERAL INCOME TAX INFORMATION

The Fund currently intends that each PD Underlying Portfolio will be treated as a partnership for Federal income tax purposes only. A portfolio that is treated as a partnership for tax purposes only is not subject to income tax; and any income, gains, losses, deductions, and credits of the portfolio would instead be “passed through” pro rata directly to the insurance companies whose separate accounts invest in the portfolio and retain the same character for Federal income tax purposes. As a result, the tax treatment to the insurance companies will vary, in some instances favorably, when a portfolio is treated as a partnership. However, the variable annuity contract owner or variable life insurance policy holder would not be affected by a portfolio electing to be taxed as a partnership versus a RIC.

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PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The aggregate Federal tax cost of investments and the composition of unrealized appreciation and depreciation on investments and net unrealized appreciation and/or depreciation on derivatives and assets and liabilities in foreign currencies as of December 31, 2010, were as follows:

					Net
		Gross	Gross	Net	Unrealized
	Total Cost of	Unrealized	Unrealized	Unrealized	Appreciation	Net
	Investments on	Appreciation	Depreciation	Appreciation	(Depreciation)	Unrealized
Portfolio	Tax Basis	on Investments	on Investments	on Investments	on Other (1)	Appreciation
PD Aggregate Bond Index	$174,365,923	$3,149,842	($701,452)	$2,448,390	$-	$2,448,390
PD High Yield Bond Market	35,817,829	3,137,211	(219,562)	2,917,649	-	2,917,649
PD Large-Cap Growth Index	53,410,628	10,331,343	(448,856)	9,882,487	17,069	9,899,556
PD Large-Cap Value Index	68,037,847	9,525,554	(375,997)	9,149,557	31,677	9,181,234
PD Small-Cap Growth Index	14,995,126	5,470,978	(381,804)	5,089,174	5,816	5,094,990
PD Small-Cap Value Index	18,330,478	4,929,408	(341,555)	4,587,853	9,755	4,597,608
PD International Large-Cap	47,443,110	7,940,595	(1,277,576)	6,663,019	902	6,663,921
PD Emerging Markets	17,395,732	8,286,962	(138,597)	8,148,365	(23,183)	8,125,182

(1)	Other includes net appreciation or depreciation on derivatives and assets and liabilities in foreign currencies, if any.

As of and during the year ended December 31, 2010, the Fund did not have a liability for any unrecognized tax benefits. During the year ended December 31, 2010, none of the PD Underlying Portfolios incurred any interest or penalties.

The Fund’s tax returns remain subject to examination by Federal and State tax authorities (principal state jurisdictions include California and Massachusetts) for the tax years ended December 31, 2009 through December 31, 2010 for Federal purposes and December 31, 2009 through December 31, 2010 for State purposes.

12. FAIR VALUE MEASUREMENTS AND DISCLOSURES

The Fund characterizes its investments as Level 1, Level 2 or Level 3 based upon the various inputs or methodologies used to value the investments. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

• Level 1 –	Quoted prices (unadjusted) in active markets for identical investments

• Level 2 –	Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data

• Level 3 –	Significant unobservable inputs that are not corroborated by observable market data

The inputs or methodologies used for valuing each portfolio’s investments are not necessarily an indication of the risks associated with investing in those investments. For example, investments of money market instruments are valued using amortized cost in accordance with the rules under the 1940 Act. Generally, amortized cost approximates the current fair value of an investment, but since the value is not obtained from a quoted price in an active market, such investments are reflected as Level 2. Foreign investments that are valued with the assistance of a statistical research service approved by the Board, and based on significant observable inputs (as described in Note 2B) are reflected as Level 2. For fair valuations using significant unobservable inputs, the Fund is required to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out of Level 3, if any, are based on values at the end of the period. The Fund is also required to present the amounts and reasons for significant transfers, if any, between Level 1 and Level 2 in the fair value hierarchy (see Note 2I). For the year ended December 31, 2010, there were no significant transfers between Level 1, Level 2 and Level 3. A summary of each portfolio’s investments as of December 31, 2010 as categorized under the three-tier hierarchy of inputs can be found in the Notes to Schedule of Investments section of each portfolio’s Schedule of Investments.

The following is a description of valuation inputs and techniques that the Fund currently utilizes to fair value each major category of assets and liabilities:

Equity Securities (Common and Preferred Stock) and Mutual Funds – Equity securities (foreign or domestic) that are actively traded on a securities exchange are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to these securities, they are categorized as Level 1. Equity securities traded on inactive markets and certain foreign equity securities are fair valued using significant other observable inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from pricing vendors that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable and timely, the fair values of these securities would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Investments in mutual funds, including affiliated mutual funds are valued at their respective NAV and are categorized as Level 1.

U.S. Treasury Obligations – U.S. Treasuries are fair valued based on pricing models that evaluate the mean between the most recently published bid and ask price. The models also take into consideration data received from active market makers and inter-broker-dealer brokers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable and timely, the fair values of U.S. Treasury obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Mortgage-Backed Securities and Asset-Backed Securities – Mortgage-backed securities, including government sponsored enterprises, are fair valued using pricing models based on inputs that include issuer type, coupon, and cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of

D-8

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

the bond. To the extent that these inputs are observable and timely, the fair values of mortgage-backed securities would be categorized as Level 2; otherwise the fair value would be categorized as Level 3.

Asset-backed securities and collateralized mortgage obligations are fair valued using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and by a discount margin for certain floating rate issues. To the extent that these inputs are observable and timely, the fair values of asset-backed securities and collateralized mortgage obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Municipal Bonds – Municipal bonds are fair valued based on pricing models that takes into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Foreign Government Bonds and Notes – Foreign government bonds and notes are fair valued based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable and timely, the fair values of foreign government bonds and notes would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Corporate Bonds and Notes and U.S. Government Agency Issues – Corporate bonds held by the Fund are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and options adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. Fair values for high yield bonds are based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable and timely, the fair values of corporate bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Futures Contracts – Futures contracts and options on futures contracts are traded on commodity exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to futures contracts, they are categorized as Level 1. To the extent that valuation adjustments are observable and timely, the fair values of futures contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Short-Term Investments – Short-term investments maturing within 60 days are valued using amortized cost, which is used if it approximates market value. Repurchase agreements are fully collateralized. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest.

13. DERIVATIVE INVESTMENTS CATEGORIZED BY RISK EXPOSURE

Derivative instruments are investments whose values are tied to the value of an underlying security or asset, a group of assets, interest rates, exchange rates, currency or an index. Certain PD Underlying Portfolios may invest in futures contracts. Derivatives may have little or no initial cash investment value relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This is sometimes referred to as leverage. Leverage can magnify a portfolio’s gains and losses and therefore increase its volatility. A portfolio’s investments in derivatives may increase, decrease or change the level or types of exposure to certain risk factors. The primary risks a portfolio may attempt to manage through investing in derivative instruments include, but are not limited to, interest rate, foreign investments and currency, price volatility and credit (including counterparty) risks.

Market Risks Managed By Investing In Derivatives

Interest rate risk – A portfolio may be exposed to interest rate risk through investments in fixed income securities. Interest rate risk is the risk that fixed income securities will decline in value as a result of changes in interest rates. For example, the value of bonds, fixed rate loans and short-term money market instruments may decline in value when interest rates rise. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than fixed income securities with shorter durations or money market instruments. Therefore, duration is a potentially useful tool to measure the sensitivity of a fixed income security’s yield (market price to interest rate movement). To manage these risks, certain portfolios may invest in derivative instruments tied to interest rates.

Foreign investments and currency risk – A portfolio may be exposed to foreign investments and/or currency risk through direct investment in securities or through options, futures or currency transactions. The prices of foreign securities that are denominated in foreign currencies are affected by the value of the U.S. dollar. With respect to securities denominated in foreign currencies, in general, as the value of the U.S. dollar rises, the U.S. dollar price of a foreign security will fall. As the value of the U.S. dollar falls, the U.S. dollar value of the foreign security will rise. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting guidance and controls, less secure foreign banks or securities depositories than those in the U.S., foreign taxation issues and foreign controls on investments. As a result, a portfolio’s investments in foreign currency-denominated securities and other foreign investments may reduce the returns of the portfolio. To manage these risks, certain portfolios may invest in derivative instruments tied to foreign investments and/or currencies.

D-9

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Price volatility risk – Derivatives tied to equity and fixed income securities are exposed to potential price volatility. Fixed income securities are affected by many factors, including prevailing interest rates, market conditions and market liquidity. Volatility of below investment grade fixed income securities (including loans) may be relatively greater than for investment grade fixed income securities. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors. To manage these risks, certain portfolios may invest in various derivative instruments. Derivative instruments may be used to manage a portfolio’s exposure to price volatility risk but may also be subject to greater price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty risk – Credit risk is the risk that a fixed income security’s issuer (or borrower or counterparty) will be unable or unwilling to meet its financial obligations (e.g. may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or may go bankrupt. This is also sometimes described as counterparty risk. A portfolio may lose money if the issuer or guarantor of fixed income security, or counterparty of a derivative contract, repurchase or reverse repurchase agreement, or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. A portfolio may attempt to minimize concentrations of credit risk by undertaking transactions with a large number of borrowers or counterparties on recognized and reputable exchanges. A portfolio’s investments in fixed income (debt) investments may range in quality from those rated in the lowest category in which it is permitted to invest to those rated in the highest category by a rating agency, or if unrated, determined by the manager to be of comparable quality. Similar to credit risk, a portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which a portfolio has unsettled or open transactions will default.

Financial assets of counterparties, which potentially expose a portfolio to counterparty risk, consists mainly of cash due from counterparties and investments. Certain managers may attempt to minimize credit and counterparty risks to the portfolios by performing extensive reviews of each counterparty, entering into transactions with counterparties that the manager believes to be creditworthy at the time of the transaction and requiring the posting of collateral in applicable transactions. To manage these risks, certain portfolios may invest in derivative instruments tied to a security issuers’ financial strength.

A portfolio’s transactions in listed securities are settled/paid for upon delivery with their counterparties. Therefore, the risk of counterparty default for listed securities is considered minimal, as delivery of securities sold is only made once a portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligations.

Derivative Instruments

In addition to managing the market risks described above, certain portfolios, if permitted by their investment objectives, may also invest in derivatives for purposes of hedging, duration management, as a substitute for securities, to increase returns, or to otherwise help achieve a portfolio’s investment goal. Each derivative instrument and the reasons the portfolio invested in derivatives during the year are discussed in further detail below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a financial instrument or commodity at a negotiated price on a specified future date. Futures contracts are subject to the possibility of illiquid markets, the possibility of an imperfect correlation between the value of the instruments and the underlying securities and counterparty risk. Initial margin deposits are made upon entering into futures contracts and can be funded with either cash or securities. During the period a futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, a portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the portfolio’s cost of the contract. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. During the reporting period, the portfolios entered into futures contracts for the following reasons: The PD Large-Cap Growth Index, PD Large-Cap Value Index, PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios utilized futures to help provide equity exposure to the portfolio’s cash balances and accruals, and to provide daily liquidity for the portfolio’s inflows and outflows.

The derivative investments held as of December 31, 2010 as disclosed in the Notes to Schedules of Investments and the amounts of realized gains and losses and changes in unrealized appreciation and deprecation on derivative investments held during the year ended December 31, 2010 as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Fund.

The following is a summary of the location of fair value amounts of derivative investments on the Fund’s Statements of Assets and Liabilities:

Location on the Statements of Assets and Liabilities
Derivative Investments Type	Asset Derivative Investments	Liability Derivative Investments
Equity contracts	Receivable: Variation margin	Payable: Variation margin

The Fund records it derivatives at fair value. The Fund does not use hedge accounting under U.S. GAAP. Although a portfolio’s investments in derivatives may represent economic hedges as part of its investment objectives, they are considered to be non-hedge transactions for

D-10

PACIFIC SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

purposes of U.S. GAAP accounting. The following is a summary of each portfolio’s derivative investments in equity futures contracts not accounted for as hedging investments under U.S. GAAP as of December 31, 2010:

	Total Value of Equity Contracts* as of
	December 31, 2010
Portfolio	Assets	Liabilities
PD Large-Cap Growth Index	$17,504	($435)
PD Large-Cap Value Index	31,677	-
PD Small-Cap Growth Index	5,816	-
PD Small-Cap Value Index	9,755	-

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedules of Investments and its notes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of realized gains and losses and changes in unrealized appreciation and depreciation of derivative investments on the Fund’s Statements of Operations:

Derivative Investment Type	Location of Gain (Loss) on Derivative Investments Recognized in the Statements of Operations
Equity contracts	Net realized gain (loss) on futures contracts transactions
Change in net unrealized appreciation (depreciation) on futures contracts

The following is a summary of each portfolio’s realized gain and/or loss and change in unrealized appreciation and/or depreciation on derivative investments in equity futures contracts recognized in the Statements of Operations as of December 31, 2010:

	Realized and Unrealized Gain (Loss) on Derivative Investments in Equity Contracts
	Recognized in the Statement of Operations
	Realized	Change in Unrealized
Portfolio	Gain	Appreciation
PD Large-Cap Growth Index	$106,654	$17,069
PD Large-Cap Value Index	78,597	31,677
PD Small-Cap Growth Index	44,831	5,816
PD Small-Cap Value Index	64,665	9,755

14. SHARES OF BENEFICIAL INTEREST

Change in shares of beneficial interest of each portfolio were as follows:

	PD Aggregate Bond Index (1)		PD High Yield Bond Market (1)		PD Large-Cap Growth Index (1)
	2010	2009	2010	2009	2010	2009
Shares sold	10,017,883	6,700,297	619,718	2,347,532	2,697,133	2,387,048
Dividend and distribution reinvested	320,566	106,079	343,215	139,210	147,357	29,167
Shares repurchased	(1,473,751)	(186,976)	(45,991)	(10,376)	(702,782)	(123,055)

Net increase	8,864,698	6,619,400	916,942	2,476,366	2,141,708	2,293,160
Shares outstanding, beginning of year or period	6,619,400	-	2,476,366	-	2,293,160	-

Shares outstanding, end of year or period	15,484,098	6,619,400	3,393,308	2,476,366	4,434,868	2,293,160

	PD Large-Cap Value Index (1)		PD Small-Cap Growth Index (1)		PD Small-Cap Value Index (1)
	2010	2009	2010	2009	2010	2009
Shares sold	3,465,743	2,701,508	391,532	948,520	532,891	1,059,113
Dividend and distribution reinvested	208,089	46,234	57,048	14,311	104,919	19,970
Shares repurchased	(728,169)	(139,978)	(84,577)	(31,995)	(104,135)	(38,260)

Net increase	2,945,663	2,607,764	364,003	930,836	533,675	1,040,823
Shares outstanding, beginning of year or period	2,607,764	-	930,836	-	1,040,823	-

Shares outstanding, end of year or period	5,553,427	2,607,764	1,294,839	930,836	1,574,498	1,040,823

	PD International Large-Cap (1)		PD Emerging Markets (1)
	2010	2009	2010	2009
Shares sold	2,303,783	1,986,459	278,962	1,259,928
Dividend and distribution reinvested	62,994	21,756	45,060	11,429
Shares repurchased	(383,365)	(99,367)	(40,088)	(18,014)

Net increase	1,983,412	1,908,848	283,934	1,253,343
Shares outstanding, beginning of year or period	1,908,848	-	1,253,343	-

Shares outstanding, end of year or period	3,892,260	1,908,848	1,537,277	1,253,343

(1)	Operations commenced on May 1, 2009.

D-11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Pacific Select Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the PD Aggregate Bond Index, PD High Yield Bond Market (formerly PD High Yield Bond Index), PD Large-Cap Growth Index, PD Large-Cap Value Index, PD Small-Cap Growth Index, PD Small-Cap Value Index, PD International Large-Cap, and PD Emerging Markets Portfolios (collectively the “Funds”) (eight of forty-four portfolios comprising Pacific Select Fund) as of December 31, 2010, the related statements of operations for the year then ended, the statements of changes in net assets for the year ended December 31, 2010, and for the period from commencement of operations through December 31, 2009, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds as of December 31, 2010, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Costa Mesa, California
February 23, 2011

E-1

PACIFIC SELECT FUND
DISCLOSURE OF FUND EXPENSES
(Unaudited)

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include advisory fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each portfolio and to compare these costs with those of other mutual funds. The example is based on an investment of $1,000.00 made at the beginning of the period and held for the entire 6-month period from July 01, 2010 to December 31, 2010. These examples do not reflect fees and expenses of any variable annuity contract or variable life insurance policy (each a “Variable Contract”), and would be higher if they did.

ACTUAL EXPENSES

The first line of the table below for each portfolio provides information about actual account values and actual expenses based on each portfolio’s actual performance and each portfolio’s actual expenses, after any applicable fee waivers (Note 3 to Financial Statements) and other expense reductions (Note 5 to Financial Statements). The “Ending Account Value at 12/31/10” column shown is derived from the portfolio’s actual performance; the “Annualized Expense Ratio” column shows the portfolio’s actual annualized expense ratio; and the “Expenses Paid During the Period 07/01/10-12/31/10” column shows the dollar amount that would have been paid by you. All the information illustrated in the following table is based on the past 6-month period from July 01, 2010 to December 31, 2010.

You may use the information in the first line, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, for each portfolio in your account, simply divide that portfolio’s value by $1,000.00 (for example, an $8,600.00 portfolio value divided by $1,000.00 = 8.6), then multiply this result by the number given for your portfolio(s) in the first line under the heading entitled “Expenses Paid During the Period 07/01/10-12/31/10.”

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSE

The second line of the table for each portfolio provides information about hypothetical account values and hypothetical expenses based on a 5% per year hypothetical rate of return and the actual portfolio’s expenses, after any applicable fee waivers and other expense reductions. It assumes that the portfolio had an annual 5% rate of return before expenses, but that the expense ratio is unchanged. The hypothetical account values and expenses may not be used to estimate the actual ending account values or expenses you paid for the period.

You may use the hypothetical example information to compare the ongoing costs of investing in the portfolio to other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction or Variable Contract costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these other costs were included, your costs would have been higher.

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	the Period (1)
	Value at	Value at	Expense	07/01/10 -
Portfolio	07/01/10	12/31/10	Ratio	12/31/10
PD Aggregate Bond Index
Actual	$1,000.00	$1,010.70	0.17%	$0.86
Hypothetical	$1,000.00	$1,024.35	0.17%	$0.87

PD High Yield Bond Market
Actual	$1,000.00	$1,094.30	0.34%	$1.79
Hypothetical	$1,000.00	$1,023.49	0.34%	$1.73

PD Large-Cap Growth Index
Actual	$1,000.00	$1,260.70	0.17%	$0.97
Hypothetical	$1,000.00	$1,024.35	0.17%	$0.87

PD Large-Cap Value Index
Actual	$1,000.00	$1,215.60	0.17%	$0.95
Hypothetical	$1,000.00	$1,024.35	0.17%	$0.87

PD Small-Cap Growth Index
Actual	$1,000.00	$1,318.60	0.21%	$1.23
Hypothetical	$1,000.00	$1,024.15	0.21%	$1.07

PD Small-Cap Value Index
Actual	$1,000.00	$1,264.30	0.21%	$1.20
Hypothetical	$1,000.00	$1,024.15	0.21%	$1.07

PD International Large-Cap
Actual	$1,000.00	$1,247.50	0.30%	$1.70
Hypothetical	$1,000.00	$1,023.69	0.30%	$1.53

PD Emerging Markets
Actual	$1,000.00	$1,282.00	0.75%	$4.31
Hypothetical	$1,000.00	$1,021.42	0.75%	$3.82

(1)	Expenses paid during the six-month period are equal to the portfolio’s annualized expense ratio (shown in the table above), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365 days.

See Notes to Financial Statements
F-1

PACIFIC SELECT FUND
TRUSTEES AND OFFICERS INFORMATION
(Unaudited)

The business and affairs of the Fund are managed under the direction of the Board of Trustees under the Fund’s Declaration of Trust. Information pertaining to the trustees and officers of the Fund is set forth below, effective January 1, 2011. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Trustees.” Certain trustees and officers are deemed to be “interested persons” of the Fund and thus are referred to as “Interested Persons”, because of their positions with Pacific Life Insurance Company (“Pacific Life”) and Pacific Life Fund Advisors LLC, a wholly-owned subsidiary of Pacific Life. The Fund’s Statement of Additional Information includes additional information about the trustees. For information on availability of the Fund’s Statement of Additional Information, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

The address of each trustee and officer is c/o Pacific Select Fund, 700 Newport Center Drive, Newport Beach, CA 92660.

			Number of
	Position(s) with	Current Directorship(s) Held and Principal Occupation(s)	Portfolios in
	the Fund and	(and certain additional occupation information)	Fund Complex
Name and Age	Length of Time Served*	During Past 5 years	Overseen**

INDEPENDENT TRUSTEES

Frederick L. Blackmon Year of birth 1952	Trustee since 1/01/05	Trustee (9/05 to present) of Pacific Life Funds; Director (2005 to present) of Trustmark Mutual Holding Company; Former Executive Vice President and Chief Financial Officer (1995 to 2003) of Zurich Life and has been retired since that time; Executive Vice President and Chief Financial Officer (1989 to 1995) of Alexander Hamilton Life Insurance Company (subsidiary of Household International); Member of Board of Trustees (7/10 to present) of Cranbrook Educational Community; Former Member of Board of Governors (1994 to 1999) of Cranbrook Schools; and Former Member, Board of Regents (1993 to 1996), Eastern Michigan University.	68

Gale K. Caruso Year of birth 1957	Trustee since 1/01/06	Trustee (1/06 to present) of Pacific Life Funds; Former Member of the Board of Directors (2005 to 2009) of LandAmerica Financial Group, Inc.; Former President and Chief Executive Officer (1999 to 2003) of Zurich Life; Former Chairman, President and Chief Executive Officer of Scudder Canada Investor Services, Ltd. and Managing Director of Scudder Kemper Investments; Member of the Advisory Council of the Trust for Public Land in Maine; Member of the Board of Directors of Make-A-Wish of Maine; and Former Member, Board of Directors of the Illinois Life Insurance Council.	68

Lucie H. Moore Year of birth 1956	Trustee since 10/01/98	Trustee (6/01 to present) of Pacific Life Funds; Former Partner (1984 to 1994) with Gibson, Dunn & Crutcher (Law); Member of the Board of Trustees (2007 to present) of Sage Hill School; Former Member (2000 to 2009) of the Board of Trustees of The Pegasus School; Member of the Board of Directors (2005 to present) of HomeWord; and Former Member of the Advisory Board (1993 to 2004) of Court Appointed Special Advocates (CASA) of Orange County.	68

Nooruddin (Rudy) S. Veerjee Year of birth 1958	Trustee since 1/01/05	Trustee (9/05 to present) of Pacific Life Funds; Former President (1997 to 2000) of Transamerica Insurance and Investment Group and has been retired since that time; Former President (1994 to 1997) of Transamerica Asset Management; Former Chairman and Chief Executive Officer (1995 to 2000) of Transamerica Premier Funds (Mutual Fund); and Former Director (1994 to 2000) of various Transamerica Life Companies.	68

G. Thomas Willis Year of birth 1942	Trustee since 11/17/03	Trustee (2/04 to present) of Pacific Life Funds; Certified Public Accountant in California (1967 to present); Audit Partner (1976 to 2002) of PricewaterhouseCoopers LLP, (Accounting and Auditing) and has been retired since that time.	68

F-2

PACIFIC SELECT FUND
TRUSTEES AND OFFICERS INFORMATION (Continued)
(Unaudited)

			Number of
	Position(s) with	Current Directorship(s) Held and Principal Occupation(s)	Portfolios in
	the Fund and	(and certain additional occupation information)	Fund Complex
Name and Age	Length of Time Served*	During Past 5 years	Overseen**

INTERESTED PERSONS

James T. Morris Year of birth 1960	Chairman of the Board and Trustee since 1/11/07, (Chief Executive Officer 1/11/07 to 12/31/09, President 11/14/05 to 1/10/07 and Executive Vice President 6/05 to 11/05)	Director (4/07 to present), Chairman (5/08 to present), President and Chief Executive Officer (4/07 to present), Chief Operating Officer (1/06 to 4/07), Executive Vice President and Chief Insurance Officer (7/05 to 1/06) of Pacific Mutual Holding Company and Pacific LifeCorp; Director (4/07 to present), Chairman (5/08 to present), President and Chief Executive Officer (4/07 to present), Chief Operating Officer (1/06 to 4/07), Chief Insurance Officer (4/05 to 1/06), Executive Vice President (1/02 to 1/06), Senior Vice President (4/96 to 1/02), and Vice President (4/90 to 4/96) of Pacific Life; President and Chief Executive Officer (5/07 to present) of Pacific Life Fund Advisors LLC; Director (4/06 to present), Chairman (5/08 to present), President and Chief Executive Officer (4/07 to present), Chief Operating Officer (1/06 to 4/07), Chief Insurance Officer (4/05 to 1/06), Executive Vice President (1/02 to 1/06), and Senior Vice President (8/99 to 1/02) of Pacific Life & Annuity Company; and similar positions with other subsidiaries and affiliates of Pacific Life; and Chairman of the Board and Trustee (1/07 to present), Chief Executive Officer (1/07 to 12/09),President (11/05 to 1/07) and Executive Vice President (6/05 to 11/05) of Pacific Life Funds.	68

Mary Ann Brown Year of birth 1951	Chief Executive Officer since 1/01/10, (President 1/11/07 to 12/31/09, Executive Vice President 6/20/06 to 1/10/07)	Executive Vice President (4/10 to present) and Senior Vice President (5/06 to present) of Pacific LifeCorp; Executive Vice President (4/10 to present) and Senior Vice President (3/05 to 4/10) of Pacific Life; Trustee (9/05 to present), Pacific Life Employees Retirement Plan; Executive Vice President (4/10 to present) and Senior Vice President (5/07 to 4/10) of Pacific Life Fund Advisors LLC; Executive Vice President (4/10 to present) and Senior Vice President (6/08 to 4/10) of Pacific Life Re Holdings LLC; Director (6/08 to present) Executive Vice President (4/10 to present) and Senior Vice President (6/08 to 4/10) of Pacific Life Re Holdings Limited; current and prior Board Member and Vice Chairman (8/01 to present) and Chairman (7/04 to 10/05) of National Association of Variable Annuities; Senior Vice President (7/03 to 11/03), of Finance, New York Life Insurance Company; MetLife, Inc. (12/98 to 6/03), Senior Vice President and Head of Individual Business Product Management (12/98 to 7/02) responsibilities included: President of New England Products and Services; Chairman, Security First Group (later MetLife Investors); Chairman, Chief Executive Officer and President, New England Pension and Annuity Company; Board Member, New England Zenith Funds; Board Member, Reinsurance Group of America, Chairman and Chief Executive Officer of Exeter Reinsurance Company, Ltd.; Chairman and Chief Executive Officer of Missouri Reinsurance Company, Ltd; Chairman of Underwriting Policy and Rate Setting Committees; Senior Vice President and Chief Actuary (7/02 to 6/03), of MetLife, Inc.; Director (12/05 to present), Executive Vice President (4/10 to present) and Senior Vice President (12/05 to 4/10) of Pacific Alliance Reinsurance Ltd; Director (10/07 to present), Executive Vice President (6/10 to present) and Senior Vice President (10/07 to 6/10) of Pacific Alliance Reinsurance Company of Vermont; and Chief Executive Officer (1/10 to present), President (1/07 to 12/09) and Executive Vice President (6/06 to 1/07) of Pacific Life Funds.	68

F-3

PACIFIC SELECT FUND
TRUSTEES AND OFFICERS INFORMATION (Continued)
(Unaudited)

			Number of
	Position(s) with	Current Directorship(s) Held and Principal Occupation(s)	Portfolios in
	the Fund and	(and certain additional occupation information)	Fund Complex
Name and Age	Length of Time Served*	During Past 5 years	Overseen**

INTERESTED PERSONS (Continued)

Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 4/04/05	Vice President, Fund Advisor General Counsel, and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; Vice President and Investment Counsel (4/04 to present), Assistant Vice President and Investment Counsel (11/93 to 4/04) of Pacific Life; Vice President and Investment Counsel (4/04 to 9/09), Assistant Vice President and Investment Counsel (8/99 to 4/04) of Pacific Life & Annuity Company; and Vice President and General Counsel (6/01 to present) of Pacific Life Funds.	68

Brian D. Klemens Year of birth 1956	Vice President and Treasurer since 4/29/96	Vice President and Controller (10/07 to present) and Vice President and Treasurer (6/99 to 10/07) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President and Controller (10/07 to present) and Vice President and Treasurer (12/98 to 10/07) of Pacific Life; Vice President and Controller (10/07 to present) and Vice President and Treasurer (5/07 to 10/07) of Pacific Life Fund Advisors LLC; and similar positions with other subsidiaries and affiliates of Pacific Life; and Vice President and Treasurer (6/01 to present) of Pacific Life Funds.	68

Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance Officer since 6/04/04	Vice President and Chief Compliance Officer (11/03 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President (2/00 to present) and Chief Compliance Officer (1/03 to present) and Assistant Vice President (11/97 to 2/00) of Pacific Life; Vice President (4/00 to present), Chief Compliance Officer (1/03 to present), and Assistant Vice President (8/99 to 4/00) of Pacific Life & Annuity Company; Vice President and Chief Compliance Officer (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Chief Compliance Officer (6/04 to present) of Pacific Life Funds.	68

Howard T. Hirakawa Year of birth 1962	Vice President since 6/20/06	Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; Vice President (4/05 to present), Assistant Vice President (4/00 to 4/05) and Director (Annuities & Mutual Funds) (5/98 to 4/00) of Pacific Life; Vice President (4/05 to 9/09) of Pacific Life & Annuity Company; and Vice President (6/06 to present) of Pacific Life Funds.	68

Jane M. Guon Year of birth 1964	Vice President since 1/01/11 and Secretary since 1/01/11	Vice President and Secretary (1/11 to present) and Assistant Vice President (4/06 to 12/10) and Assistant Secretary (6/98 to 12/10) of Pacific Mutual Holding Company and Pacific LifeCorp; Director, Vice President, and Secretary (1/11 to present) and Assistant Vice President (4/06 to 12/10) and Assistant Secretary (2/95 to 12/10) of Pacific Life, Vice President and Secretary (1/11 to present) and Assistant Vice President and Assistant Secretary (05/07 to 12/10) of Pacific Life Fund Advisors LLC ; and similar positions with other subsidiaries of Pacific Life; and Vice President (1/11 to present) and Secretary (1/11 to present) of Pacific Life Funds.	68

Eddie Tung Year of birth 1957	Assistant Vice President and Assistant Treasurer since 11/14/05	Assistant Vice President (4/03 to present) and Director (Variable Products Accounting) (4/00 to 4/03) of Pacific Life; Assistant Vice President (4/10 to present) of Pacific Life & Annuity Company; Assistant Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Assistant Treasurer (11/05 to present) of Pacific Life Funds.	68

F-4

PACIFIC SELECT FUND
TRUSTEES AND OFFICERS INFORMATION (Continued)
(Unaudited)

			Number of
	Position(s) with	Current Directorship(s) Held and Principal Occupation(s)	Portfolios in
	the Fund and	(and certain additional occupation information)	Fund Complex
Name and Age	Length of Time Served*	During Past 5 years	Overseen**

INTERESTED PERSONS (Continued)

Laurene E. MacElwee Year of birth 1966	Assistant Vice President and Assistant Secretary since 4/04/05	Assistant Vice President and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; Assistant Vice President (4/02 to present) and Director (Variable Products & Fund Compliance) (4/00 to 4/02) of Pacific Life; and Vice President (4/05 to present), Assistant Secretary (6/01 to present) and Assistant Vice President (6/01 to 4/05) of Pacific Life Funds.	68

Carleton J. Muench Year of birth 1973	Assistant Vice President since 11/30/06	Assistant Vice President (5/07 to present) of Pacific Life Fund Advisors LLC; Assistant Vice President (10/06 to present) of Pacific Life; Director of Research (5/05 to 9/06) and Senior Investment Analyst (10/03 to 4/05) of Mason Investment Advisory Services, Inc.; Investment Analyst (2/01 to 9/02), Due Diligence Analyst (1/00 to 1/01) and Performance Analyst (10/98 to 12/99) of Manulife Financial; and Vice President (11/06 to present) of Pacific Life Funds.	68

*	A trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

**	As of January 1, 2011, the “Fund Complex” consisted of Pacific Select Fund (44 portfolios) and Pacific Life Funds (24 funds).

F-5

PACIFIC SELECT FUND
WHERE TO GO FOR MORE INFORMATION
(Unaudited)

Availability of Quarterly Holdings

The Fund files Form N-Q (complete schedules of portfolio holdings) with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year not later than 60 days after the close of the applicable quarter end. The Fund’s Form N-Q, (when required) is filed pursuant to applicable regulations and is available after filing (i) on the SEC’s Web site at http://www.sec.gov; (ii) for review and copying at the SEC’s Public Reference Room in Washington, D.C. (Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330); and (iii) on the Fund’s Webpage at http://www.PacificLife.com. The SEC may charge you a fee for this information.

Availability of Proxy Voting Record

By August 31 of each year, the Fund files information regarding how the Fund’s managers voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30. Such information is available after filing on the Fund’s Website and on the SEC’s Website noted below.

Information Relating to Investments Held by the Fund

For complete descriptions of the various securities and other instruments held by the Fund and their risks, please see the Fund’s prospectus and Statement of Additional Information (“SAI”). For a description of bond ratings, see the Fund’s SAI. The prospectus and SAI are available as noted below.

Availability of Proxy Voting Policies

A description of the Proxy Voting Policies and Procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is described in the Fund’s SAI.

How to obtain Information

The Fund’s prospectus, SAI (including Proxy Voting Policies), annual report, and complete schedules of investments are available:

•	On the Fund’s website at http://www.PacificLife.com

•  On the SEC’s website at http://www.sec.gov

•	Upon request, without charge by calling the applicable toll-free numbers below:
  Pacific Life’s Annuity Contract Owners: 1-800-722-4448
Pacific Life’s Annuity Registered Representative: 1-800-722-2333
Pacific Life Insurance Policy Owners: 1-800-800-7681
PL&A’s Annuity Contract Owners: 1-800-748-6907
PL&A’s Life Insurance Policy Owners: 1-888-595-6997
7 a.m. through 5 p.m. Pacific Time

F-6

Form No.:	15-3114-00 4732-11A

Item 2. Code of Ethics.
As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no substantive amendments or waivers to the Code of Ethics during the period covered by this report.
A copy of this code of ethics is filed as Exhibit 99 to this Form N-CSR.
Item 3. Audit Committee Financial Expert.
The Registrant’s Board has determined that G. Thomas Willis, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item. This designation does not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor does it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as “audit committee financial experts” if the Board had designated them as such. Most importantly, the board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition. Mr. Willis is a retired partner of PricewaterhouseCoopers LLP.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate audit fees billed to the Registrant by the principal accountant for the fiscal years ended December 31, 2010 and 2009 were $999,500 and $991,500, respectively.

(b)	Audit-Related Fees. For the fiscal year ended December 31, 2010, the aggregate audit-related fees of $7,000 were billed to the Registrant by the principal accountant for consents fees for the N-14 filings. For the fiscal year ended December 31, 2009, the aggregate audit-related fees of $45,000 were billed to the Registrant by the principal accountant for the service related to the securities lending memorandum.

(c)	Tax Fees. There were no fees billed to the Registrant for professional services for tax compliance, tax advice or tax planning for the fiscal years ended December 31, 2010 and 2009.

(d)	All Other Fees. There were no other fees billed to the Registrant by the principal accountant for the fiscal years ending December 31, 2010 and 2009.

(e)(1)	The Audit Committee is required to pre-approve audit and non-audit services performed for the Registrant by the independent auditor as outlined below in order to assure that the provision of such services does not impair the auditor’s independence:

Pre-Approval Requirements for Services to Registrant. Before the Auditor is engaged by the Registrant to render audit related or permissible non-audit services, either: (i) The Audit Committee shall pre-approve such engagement; or (ii) Such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the Adviser. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated pursuant to the Audit Committee Charter shall be presented to the full Audit Committee at its next scheduled meeting. (iii) De Minimis Exceptions to Pre-Approval Requirements. Pre-approval for a service provided to the Registrant other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Registrant constitutes not more than 5 percent of the total amount of revenues paid by the Registrant to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Registrant at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.
Pre-Approval of Non-Audit Services Provided to the Adviser and Others. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the Auditor to (i) the Adviser and (ii) any entity in the investment company complex, if the nature of the services provided relate directly to the operations or financial reporting of the Registrant. Pursuant to the Audit Committee Charter, “Investment company complex” means the Registrant and its portfolios, the Pacific Life Funds, the Adviser and any entity controlled by or under common control with the Adviser if such entity is an investment adviser or is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to the Trusts or the Adviser. Application of De Minimis Exception: The De Minimis exceptions set forth above also apply to pre-approvals under this section of the Audit Committee Charter, except that the “total amount of revenues” calculation for the services pursuant to the Audit Committee Charter is based on the total amount of revenues paid to the Auditor by the Registrant and any other entity that has its services approved under this section of the Audit Committee Charter (i.e., the Adviser or any control person).

(e)(2)	No services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate fees billed for the years ended December 31, 2010 and 2009 by the Registrant’s principal accountant for non-audit services rendered to the Registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant were $79,350 and $79,350, respectively.

(h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants—not applicable.
Item 6. Investments.
(a)	Schedule I.
(b)	Not applicable.

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments
December 31, 2010

	Shares	Value
COMMON STOCKS - 99.8%

Consumer Discretionary - 10.6%

Abercrombie & Fitch Co ‘A’	20,225	$1,165,567
Amazon.com Inc *	81,741	14,713,380
Apollo Group Inc ‘A’ *	29,202	1,153,187
AutoNation Inc *	14,464	407,885
AutoZone Inc *	6,262	1,706,959
Bed Bath & Beyond Inc *	59,748	2,936,614
Best Buy Co Inc	76,144	2,610,978
Big Lots Inc *	17,488	532,685
Cablevision Systems Corp ‘A’	55,336	1,872,570
CarMax Inc *	51,770	1,650,428
Carnival Corp (Panama)	99,298	4,578,631
CBS Corp ‘B’	157,134	2,993,403
Coach Inc	68,337	3,779,720
Comcast Corp ‘A’	643,235	14,131,873
D.R. Horton Inc	64,544	770,010
Darden Restaurants Inc	32,018	1,486,916
DeVry Inc	14,480	694,750
DIRECTV ‘A’ *	192,215	7,675,145
Discovery Communications Inc ‘A’ *	65,496	2,731,183
Expedia Inc	46,654	1,170,549
Family Dollar Stores Inc	29,116	1,447,356
Ford Motor Co *	863,710	14,501,691
Fortune Brands Inc	35,266	2,124,777
GameStop Corp ‘A’ *	34,920	798,970
Gannett Co Inc	54,816	827,173
Genuine Parts Co	36,413	1,869,443
H&R Block Inc	71,124	847,087
Harley-Davidson Inc	54,323	1,883,378
Harman International Industries Inc *	16,137	747,143
Hasbro Inc	31,412	1,482,018
International Game Technology	68,499	1,211,747
J.C. Penney Co Inc	54,530	1,761,864
Johnson Controls Inc	155,454	5,938,343
Kohl’s Corp *	70,935	3,854,608
Leggett & Platt Inc	33,790	769,060
Lennar Corp ‘A’	36,859	691,106
Limited Brands Inc	61,054	1,876,189
Lowe’s Cos Inc	318,159	7,979,428
Macy’s Inc	97,597	2,469,204
Marriott International Inc ‘A’	66,197	2,749,823
Mattel Inc	82,629	2,101,256
McDonald’s Corp	243,565	18,696,049
Meredith Corp	8,494	294,317
Netflix Inc *	9,999	1,756,824
Newell Rubbermaid Inc	66,922	1,216,642
News Corp ‘A’	526,474	7,665,461
Nike Inc ‘B’	88,139	7,528,833
Nordstrom Inc	38,721	1,640,996
O’Reilly Automotive Inc	31,977	1,932,050
Omnicom Group Inc	69,376	3,177,421
Polo Ralph Lauren Corp	14,909	1,653,706
priceline.com Inc *	11,318	4,522,107
PulteGroup Inc *	77,588	583,462
RadioShack Corp	26,018	481,073
Ross Stores Inc	27,729	1,753,859
Scripps Networks Interactive Inc ‘A’	20,726	1,072,571
Sears Holdings Corp *	10,156	749,005
Stanley Black & Decker Inc	38,207	2,554,902
Staples Inc	166,749	3,796,875
Starbucks Corp	170,879	5,490,342
Starwood Hotels & Resorts Worldwide Inc	43,904	2,668,485
Target Corp	163,245	9,815,922
The Gap Inc	101,503	2,247,276
The Goodyear Tire & Rubber Co *	55,716	660,235
The Home Depot Inc	377,816	13,246,229
The Interpublic Group of Cos Inc *	112,840	1,198,361
The McGraw-Hill Cos Inc	70,792	2,577,537
The TJX Cos Inc	91,260	4,051,031
The Walt Disney Co	436,545	16,374,803
The Washington Post Co ‘B’	1,257	552,452
Tiffany & Co	29,171	1,816,478
Time Warner Cable Inc	82,034	5,416,705
Time Warner Inc	255,748	8,227,413
Urban Outfitters Inc *	29,764	1,065,849
VF Corp	19,910	1,715,844
Viacom Inc ‘B’	139,382	5,520,921
Whirlpool Corp	17,525	1,556,746
Wyndham Worldwide Corp	40,359	1,209,156
Wynn Resorts Ltd	17,443	1,811,281
Yum! Brands Inc	107,825	5,288,816

		280,282,132

Consumer Staples - 10.6%

Altria Group Inc	481,077	11,844,116
Archer-Daniels-Midland Co	147,291	4,430,513
Avon Products Inc	99,066	2,878,858
Brown-Forman Corp ‘B’	24,002	1,671,019
Campbell Soup Co	44,171	1,534,942
Coca-Cola Enterprises Inc	78,100	1,954,843
Colgate-Palmolive Co	111,282	8,943,734
ConAgra Foods Inc	101,436	2,290,425
Constellation Brands Inc ‘A’ *	40,816	904,074
Costco Wholesale Corp	99,676	7,197,604
CVS Caremark Corp	313,242	10,891,424
Dean Foods Co *	42,702	377,486
Dr Pepper Snapple Group Inc	52,371	1,841,364
General Mills Inc	147,627	5,254,045
H.J. Heinz Co	73,941	3,657,122
Hormel Foods Corp	16,024	821,390
Kellogg Co	58,584	2,992,471
Kimberly-Clark Corp	94,020	5,927,021
Kraft Foods Inc ‘A’	402,607	12,686,147
Lorillard Inc	34,499	2,830,988
McCormick & Co Inc	30,607	1,424,144
Mead Johnson Nutrition Co	47,240	2,940,690
Molson Coors Brewing Co ‘B’	36,452	1,829,526
PepsiCo Inc	365,362	23,869,099
Philip Morris International Inc	418,282	24,482,045
Reynolds American Inc	78,054	2,546,122
Safeway Inc	85,975	1,933,578
Sara Lee Corp	147,414	2,581,219
SUPERVALU Inc	49,071	472,554
Sysco Corp	134,904	3,966,178
The Clorox Co	32,153	2,034,642
The Coca-Cola Co	535,295	35,206,352
The Estee Lauder Cos Inc ‘A’	26,187	2,113,291
The Hershey Co	35,593	1,678,210
The J.M. Smucker Co	27,511	1,806,097
The Kroger Co	147,050	3,288,038
The Procter & Gamble Co	645,305	41,512,471
Tyson Foods Inc ‘A’	68,510	1,179,742
Wal-Mart Stores Inc	451,641	24,356,999
Walgreen Co	213,434	8,315,389
Whole Foods Market Inc *	33,760	1,707,918

		280,173,890

Energy - 12.0%

Anadarko Petroleum Corp	114,261	8,702,118
Apache Corp	88,153	10,510,482
Baker Hughes Inc	99,351	5,679,897
Cabot Oil & Gas Corp	23,933	905,864
Cameron International Corp *	55,939	2,837,785
Chesapeake Energy Corp	150,678	3,904,067
Chevron Corp	463,922	42,332,882
ConocoPhillips	338,710	23,066,151
CONSOL Energy Inc	52,081	2,538,428

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 35

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Shares	Value
Denbury Resources Inc *	92,089	$1,757,979
Devon Energy Corp	99,576	7,817,712
Diamond Offshore Drilling Inc	16,092	1,076,072
El Paso Corp	162,410	2,234,762
EOG Resources Inc	58,523	5,349,587
EQT Corp	34,338	1,539,716
Exxon Mobil Corp	1,162,463	84,999,295
FMC Technologies Inc *	27,598	2,453,738
Halliburton Co	209,692	8,561,724
Helmerich & Payne Inc	24,448	1,185,239
Hess Corp	69,164	5,293,813
Marathon Oil Corp	163,565	6,056,812
Massey Energy Co	23,473	1,259,326
Murphy Oil Corp	44,293	3,302,043
Nabors Industries Ltd * (Bermuda)	65,920	1,546,483
National Oilwell Varco Inc	96,757	6,506,908
Newfield Exploration Co *	30,862	2,225,459
Noble Energy Inc	40,367	3,474,791
Occidental Petroleum Corp	187,324	18,376,484
Peabody Energy Corp	62,156	3,976,741
Pioneer Natural Resources Co	26,729	2,320,612
QEP Resources Inc	40,471	1,469,502
Range Resources Corp	36,924	1,660,842
Rowan Cos Inc *	29,097	1,015,776
Schlumberger Ltd (Netherlands)	314,528	26,263,088
Southwestern Energy Co *	79,930	2,991,780
Spectra Energy Corp	149,641	3,739,529
Sunoco Inc	27,712	1,117,071
Tesoro Corp *	32,990	611,635
The Williams Cos Inc	135,021	3,337,719
Valero Energy Corp	130,780	3,023,634

		317,023,546

Financials - 16.0%

ACE Ltd (Switzerland)	78,245	4,870,751
Aflac Inc	108,702	6,134,054
American Express Co	241,426	10,362,004
American International Group Inc *	32,280	1,859,974
Ameriprise Financial Inc	57,176	3,290,479
Aon Corp	76,055	3,499,290
Apartment Investment & Management Co ‘A’ REIT	26,857	693,985
Assurant Inc	24,607	947,862
AvalonBay Communities Inc REIT	19,673	2,214,196
Bank of America Corp	2,324,912	31,014,326
BB&T Corp	160,008	4,206,610
Berkshire Hathaway Inc ‘B’ *	398,911	31,956,760
Boston Properties Inc REIT	32,143	2,767,512
Capital One Financial Corp	105,470	4,488,803
CB Richard Ellis Group Inc ‘A’ *	67,079	1,373,778
Cincinnati Financial Corp	37,462	1,187,171
Citigroup Inc *	6,696,887	31,676,275
CME Group Inc ‘A’	15,452	4,971,681
Comerica Inc	40,612	1,715,451
Discover Financial Services	125,576	2,326,923
E*TRADE Financial Corp *	45,545	728,720
Equity Residential REIT	65,459	3,400,595
Federated Investors Inc ‘B’	21,117	552,632
Fifth Third Bancorp	183,833	2,698,668
First Horizon National Corp *	60,143	708,488
Franklin Resources Inc	33,571	3,733,431
Genworth Financial Inc ‘A’ *	113,173	1,487,093
HCP Inc REIT	83,996	3,090,213
Health Care REIT Inc	33,456	1,593,844
Host Hotels & Resorts Inc REIT	153,517	2,743,349
Hudson City Bancorp Inc	121,412	1,546,789
Huntington Bancshares Inc	199,001	1,367,137
IntercontinentalExchange Inc *	16,870	2,010,060
Invesco Ltd (Bermuda)	106,550	2,563,593
Janus Capital Group Inc	42,268	548,216
JPMorgan Chase & Co	901,195	38,228,692
KeyCorp	202,830	1,795,045
Kimco Realty Corp REIT	93,490	1,686,560
Legg Mason Inc	35,292	1,280,041
Leucadia National Corp	45,577	1,329,937
Lincoln National Corp	72,965	2,029,157
Loews Corp	72,941	2,838,134
M&T Bank Corp	27,515	2,395,181
Marsh & McLennan Cos Inc	125,274	3,424,991
Marshall & Ilsley Corp	122,680	848,946
MetLife Inc	208,925	9,284,627
Moody’s Corp	46,841	1,243,160
Morgan Stanley	348,761	9,489,787
Northern Trust Corp	55,909	3,097,918
NYSE Euronext	60,305	1,807,944
People’s United Financial Inc	85,108	1,192,363
Plum Creek Timber Co Inc REIT	37,252	1,395,087
Principal Financial Group Inc	73,985	2,408,952
ProLogis REIT	131,178	1,894,210
Prudential Financial Inc	111,887	6,568,886
Public Storage REIT	32,214	3,267,144
Regions Financial Corp	288,888	2,022,216
Simon Property Group Inc REIT	67,499	6,715,475
SLM Corp *	112,247	1,413,190
State Street Corp	115,656	5,359,499
SunTrust Banks Inc	115,455	3,407,077
T. Rowe Price Group Inc	59,196	3,820,510
The Allstate Corp	123,928	3,950,825
The Bank of New York Mellon Corp	285,960	8,635,992
The Charles Schwab Corp	228,817	3,915,059
The Chubb Corp	70,308	4,193,169
The Goldman Sachs Group Inc	117,861	19,819,506
The Hartford Financial Services Group Inc	102,430	2,713,371
The NASDAQ OMX Group Inc *	32,414	768,536
The PNC Financial Services Group Inc	121,298	7,365,214
The Progressive Corp	152,993	3,039,971
The Travelers Cos Inc	105,836	5,896,123
Torchmark Corp	18,467	1,103,219
U.S. Bancorp	442,573	11,936,194
Unum Group	73,142	1,771,499
Ventas Inc REIT	36,291	1,904,552
Vornado Realty Trust REIT	37,468	3,122,208
Wells Fargo & Co	1,209,987	37,497,497
Weyerhaeuser Co REIT	123,648	2,340,657
XL Group PLC (Ireland)	74,498	1,625,546
Zions Bancorp	40,260	975,500

		423,150,080

Health Care - 10.9%

Abbott Laboratories	356,419	17,076,034
Aetna Inc	92,259	2,814,822
Agilent Technologies Inc *	79,991	3,314,027
Allergan Inc	70,860	4,865,956
AmerisourceBergen Corp	63,729	2,174,434
Amgen Inc *	217,820	11,958,318
Baxter International Inc	134,349	6,800,746
Becton Dickinson & Co	53,022	4,481,419
Biogen Idec Inc *	54,947	3,684,196
Boston Scientific Corp *	350,146	2,650,605
Bristol-Myers Squibb Co	394,620	10,449,538
C.R. Bard Inc	21,425	1,966,172
Cardinal Health Inc	80,465	3,082,614
CareFusion Corp *	51,395	1,320,852
Celgene Corp *	108,496	6,416,453
Cephalon Inc *	17,299	1,067,694
Cerner Corp *	16,348	1,548,810
CIGNA Corp	62,475	2,290,334
Coventry Health Care Inc *	34,167	902,009
DaVita Inc *	22,405	1,556,923
DENTSPLY International Inc	32,765	1,119,580

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 35

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Shares	Value
Eli Lilly & Co	233,932	$8,196,977
Express Scripts Inc *	121,513	6,567,778
Forest Laboratories Inc *	65,797	2,104,188
Genzyme Corp *	59,705	4,250,996
Gilead Sciences Inc *	187,178	6,783,331
Hospira Inc *	38,529	2,145,680
Humana Inc *	38,816	2,124,788
Intuitive Surgical Inc *	9,041	2,330,318
Johnson & Johnson	633,101	39,157,297
King Pharmaceuticals Inc *	58,622	823,639
Laboratory Corp of America Holdings *	23,454	2,062,076
Life Technologies Corp *	43,046	2,389,053
McKesson Corp	58,349	4,106,603
Medco Health Solutions Inc *	97,849	5,995,208
Medtronic Inc	248,944	9,233,333
Merck & Co Inc	710,394	25,602,600
Mylan Inc *	100,195	2,117,120
Patterson Cos Inc	22,361	684,917
PerkinElmer Inc	27,360	706,435
Pfizer Inc	1,846,564	32,333,336
Quest Diagnostics Inc	32,619	1,760,447
St. Jude Medical Inc *	79,033	3,378,661
Stryker Corp	78,824	4,232,849
Tenet Healthcare Corp *	112,177	750,464
Thermo Fisher Scientific Inc *	91,643	5,073,357
UnitedHealth Group Inc	253,588	9,157,063
Varian Medical Systems Inc *	27,441	1,901,112
Waters Corp *	21,064	1,636,883
Watson Pharmaceuticals Inc *	28,887	1,492,014
WellPoint Inc *	90,751	5,160,102
Zimmer Holdings Inc *	45,530	2,444,050

		288,244,211

Industrials - 10.9%

3M Co	164,795	14,221,809
Avery Dennison Corp	24,907	1,054,562
C.H. Robinson Worldwide Inc	38,305	3,071,678
Caterpillar Inc	146,317	13,704,050
Cintas Corp	29,166	815,481
CSX Corp	86,272	5,574,034
Cummins Inc	45,608	5,017,336
Danaher Corp	123,558	5,828,231
Deere & Co	97,722	8,115,812
Dover Corp	43,016	2,514,285
Eaton Corp	38,748	3,933,310
Emerson Electric Co	173,509	9,919,510
Equifax Inc	28,468	1,013,461
Expeditors International of Washington Inc	49,004	2,675,618
Fastenal Co	33,971	2,035,203
FedEx Corp	72,511	6,744,248
Flowserve Corp	12,891	1,536,865
Fluor Corp	41,278	2,735,080
General Dynamics Corp	87,092	6,180,048
General Electric Co	2,456,256	44,924,922
Goodrich Corp	28,928	2,547,689
Honeywell International Inc	179,852	9,560,932
Illinois Tool Works Inc	114,340	6,105,756
Ingersoll-Rand PLC (Ireland)	74,694	3,517,341
Iron Mountain Inc	46,131	1,153,736
ITT Corp	42,280	2,203,211
Jacobs Engineering Group Inc *	28,992	1,329,283
L-3 Communications Holdings Inc	26,104	1,840,071
Lockheed Martin Corp	68,087	4,759,962
Masco Corp	82,873	1,049,172
Norfolk Southern Corp	83,779	5,262,997
Northrop Grumman Corp	67,323	4,361,184
PACCAR Inc	84,169	4,832,984
Pall Corp	26,568	1,317,241
Parker-Hannifin Corp	37,221	3,212,172
Pitney Bowes Inc	46,909	1,134,260
Precision Castparts Corp	32,845	4,572,353
Quanta Services Inc *	48,793	971,957
Raytheon Co	84,054	3,895,062
Republic Services Inc	70,917	2,117,582
Robert Half International Inc	34,086	1,043,032
Rockwell Automation Inc	32,733	2,347,283
Rockwell Collins Inc	36,141	2,105,575
Roper Industries Inc	21,760	1,663,117
RR Donnelley & Sons Co	47,645	832,358
Ryder System Inc	11,942	628,627
Snap-on Inc	13,342	754,890
Southwest Airlines Co	172,126	2,234,196
Stericycle Inc *	19,728	1,596,390
Textron Inc	63,562	1,502,606
The Boeing Co	169,111	11,036,184
The Dun & Bradstreet Corp	11,493	943,460
Tyco International Ltd (Switzerland)	112,848	4,676,421
Union Pacific Corp	113,693	10,534,793
United Parcel Service Inc ‘B’	227,978	16,546,643
United Technologies Corp	212,881	16,757,992
W.W. Grainger Inc	13,379	1,847,774
Waste Management Inc	109,706	4,044,860

		288,456,689

Information Technology - 18.6%

Adobe Systems Inc *	117,300	3,610,494
Advanced Micro Devices Inc *	130,603	1,068,333
Akamai Technologies Inc *	41,883	1,970,595
Altera Corp	72,055	2,563,717
Amphenol Corp ‘A’	40,202	2,121,862
Analog Devices Inc	68,842	2,593,278
Apple Inc *	211,465	68,210,150
Applied Materials Inc	307,763	4,324,070
Autodesk Inc *	52,377	2,000,801
Automatic Data Processing Inc	113,602	5,257,501
BMC Software Inc *	40,974	1,931,514
Broadcom Corp ‘A’	104,986	4,572,140
CA Inc	88,487	2,162,622
Cisco Systems Inc *	1,277,801	25,849,914
Citrix Systems Inc *	43,173	2,953,465
Cognizant Technology Solutions Corp ‘A’ *	69,961	5,127,442
Computer Sciences Corp	35,605	1,766,008
Compuware Corp *	50,555	589,977
Corning Inc	360,536	6,965,556
Dell Inc *	387,194	5,246,479
eBay Inc *	264,507	7,361,230
Electronic Arts Inc *	76,203	1,248,205
EMC Corp *	474,980	10,877,042
F5 Networks Inc *	18,638	2,425,922
Fidelity National Information Services Inc	60,993	1,670,598
First Solar Inc *	12,464	1,622,065
Fiserv Inc *	34,297	2,008,432
FLIR Systems Inc *	36,451	1,084,417
Google Inc ‘A’ *	57,499	34,152,681
Harris Corp	29,520	1,337,256
Hewlett-Packard Co	522,779	22,008,996
Intel Corp	1,285,887	27,042,204
International Business Machines Corp	286,405	42,032,798
Intuit Inc *	64,460	3,177,878
Jabil Circuit Inc	45,212	908,309
JDS Uniphase Corp *	51,210	741,521
Juniper Networks Inc *	120,613	4,453,032
KLA-Tencor Corp	38,470	1,486,481
Lexmark International Inc ‘A’ *	18,254	635,604
Linear Technology Corp	51,730	1,789,341
LSI Corp *	142,254	852,101
MasterCard Inc ‘A’	22,313	5,000,566
McAfee Inc *	35,236	1,631,779
MEMC Electronic Materials Inc *	52,052	586,106
Microchip Technology Inc	42,933	1,468,738

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 35

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Shares	Value
Micron Technology Inc *	197,898	$1,587,142
Microsoft Corp	1,735,642	48,459,125
Molex Inc	31,631	718,656
Monster Worldwide Inc *	29,957	707,884
Motorola Inc *	541,599	4,912,303
National Semiconductor Corp	55,511	763,831
NetApp Inc *	83,318	4,579,157
Novell Inc *	81,017	479,621
Novellus Systems Inc *	20,814	672,708
NVIDIA Corp *	132,842	2,045,767
Oracle Corp	892,347	27,930,461
Paychex Inc	74,215	2,293,986
QLogic Corp *	24,392	415,152
QUALCOMM Inc	372,929	18,456,256
Red Hat Inc *	43,608	1,990,705
SAIC Inc *	67,863	1,076,307
salesforce.com inc *	27,262	3,598,584
SanDisk Corp *	53,831	2,684,014
Symantec Corp *	178,992	2,996,326
Tellabs Inc	85,160	577,385
Teradata Corp *	38,655	1,591,040
Teradyne Inc *	41,863	587,757
Texas Instruments Inc	270,699	8,797,717
The Western Union Co	151,236	2,808,453
Total System Services Inc	37,678	579,488
VeriSign Inc	39,670	1,296,019
Visa Inc ‘A’	112,346	7,906,911
Western Digital Corp *	52,897	1,793,208
Xerox Corp	319,370	3,679,142
Xilinx Inc	59,684	1,729,642
Yahoo! Inc *	300,538	4,997,947

		491,201,914

Materials - 3.8%

Air Products & Chemicals Inc	49,396	4,492,566
Airgas Inc	17,272	1,078,809
AK Steel Holding Corp	25,650	419,891
Alcoa Inc	235,831	3,629,439
Allegheny Technologies Inc	22,689	1,251,979
Ball Corp	20,372	1,386,315
Bemis Co Inc	24,868	812,189
CF Industries Holdings Inc	16,422	2,219,433
Cliffs Natural Resources Inc	31,253	2,438,047
E.I. du Pont de Nemours & Co	210,448	10,497,146
Eastman Chemical Co	16,599	1,395,644
Ecolab Inc	53,529	2,698,932
FMC Corp	16,753	1,338,397
Freeport-McMoRan Copper & Gold Inc	108,599	13,041,654
International Flavors & Fragrances Inc	18,397	1,022,689
International Paper Co	100,936	2,749,497
MeadWestvaco Corp	38,817	1,015,453
Monsanto Co	123,665	8,612,031
Newmont Mining Corp	113,676	6,983,117
Nucor Corp	72,875	3,193,382
Owens-Illinois Inc *	37,806	1,160,644
PPG Industries Inc	37,590	3,160,191
Praxair Inc	70,662	6,746,101
Sealed Air Corp	36,848	937,782
Sigma-Aldrich Corp	28,029	1,865,610
The Dow Chemical Co	267,761	9,141,361
The Sherwin-Williams Co	20,662	1,730,442
Titanium Metals Corp *	21,080	362,154
United States Steel Corp	33,046	1,930,547
Vulcan Materials Co	29,650	1,315,274

		98,626,716

Telecommunication Services - 3.1%

American Tower Corp ‘A’ *	92,014	4,751,603
AT&T Inc	1,362,422	40,027,958
CenturyLink Inc	69,907	3,227,606
Frontier Communications Corp	229,581	2,233,823
MetroPCS Communications Inc *	60,805	767,967
Qwest Communications International Inc	401,672	3,056,724
Sprint Nextel Corp *	689,260	2,915,570
Verizon Communications Inc	651,654	23,316,180
Windstream Corp	111,808	1,558,604

		81,856,035

Utilities - 3.3%

Allegheny Energy Inc	39,109	948,002
Ameren Corp	55,275	1,558,202
American Electric Power Co Inc	110,708	3,983,274
CenterPoint Energy Inc	97,404	1,531,191
CMS Energy Corp	56,382	1,048,705
Consolidated Edison Inc	66,977	3,320,050
Constellation Energy Group Inc	46,087	1,411,645
Dominion Resources Inc	133,841	5,717,687
DTE Energy Co	38,932	1,764,398
Duke Energy Corp	305,346	5,438,212
Edison International	75,246	2,904,496
Entergy Corp	41,717	2,954,815
Exelon Corp	152,609	6,354,639
FirstEnergy Corp	70,395	2,606,023
Integrys Energy Group Inc	17,811	864,012
NextEra Energy Inc	95,819	4,981,630
Nicor Inc	10,465	522,413
NiSource Inc	64,421	1,135,098
Northeast Utilities	40,636	1,295,476
NRG Energy Inc *	57,026	1,114,288
ONEOK Inc	24,535	1,360,956
Pepco Holdings Inc	51,686	943,269
PG&E Corp	90,227	4,316,460
Pinnacle West Capital Corp	25,148	1,042,385
PPL Corp	111,476	2,934,048
Progress Energy Inc	67,571	2,937,987
Public Service Enterprise Group Inc	116,524	3,706,628
SCANA Corp	26,062	1,058,117
Sempra Energy	55,354	2,904,978
Southern Co	193,337	7,391,273
TECO Energy Inc	49,408	879,462
The AES Corp *	152,676	1,859,594
Wisconsin Energy Corp	26,946	1,586,042
Xcel Energy Inc	106,054	2,497,572

		86,873,027

Total Common Stocks
(Cost $2,089,356,093)		2,635,888,240

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 35

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Principal
	Amount	Value
SHORT-TERM INVESTMENT - 0.1%

Repurchase Agreement - 0.1%

Fixed Income Clearing Corp 0.010% due 01/03/11 (Dated 12/31/10, repurchase price of $3,185,877; collateralized by Freddie Mac: 0.000% due 06/29/11 and value $3,253,373)	$3,185,874	$3,185,874

Total Short-Term Investment
(Cost $3,185,874)		3,185,874

TOTAL INVESTMENTS - 99.9%
(Cost $2,092,541,967)		2,639,074,114

OTHER ASSETS & LIABILITIES, NET - 0.1%		2,946,860

NET ASSETS - 100.0%		$2,642,020,974

Notes to Schedule of Investments

(a)	As of December 31, 2010, the portfolio was diversified as a percentage of net assets as follows:

Information Technology	18.6%
Financials	16.0%
Energy	12.0%
Industrials	10.9%
Health Care	10.9%
Consumer Discretionary	10.6%
Consumer Staples	10.6%
Materials	3.8%
Utilities	3.3%
Telecommunication Services	3.1%
Short-Term Investment	0.1%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	As of December 31, 2010, $1,023,000 in cash was segregated with the broker(s)/custodian as collateral for open futures contracts.

(d)	Open futures contracts outstanding as of December 31, 2010 were as follows:

	Number of	Notional	Unrealized
Long Futures Outstanding	Contracts	Amount	Appreciation
S&P 500 E-Mini (03/11)	129	$7,985,412	$96,438

(e)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 15 in the Notes to Financial Statements) as of December 31, 2010:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2010	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Common Stocks (1)	$2,635,888,240	$2,635,888,240	$-	$-
	Short-Term Investment	3,185,874	-	3,185,874	-
	Derivatives:
	Equity Contracts
	Futures	96,438	96,438	-	-

	Total	$2,639,170,552	$2,635,984,678	$3,185,874	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 35

PACIFIC SELECT FUND
SMALL-CAP EQUITY PORTFOLIO
Schedule of Investments
December 31, 2010

	Shares	Value

COMMON STOCKS - 97.2%

Consumer Discretionary - 15.5%

99 Cents Only Stores *	3,969	$63,266
AH Belo Corp ‘A’ *	10,591	92,142
America’s Car-Mart Inc *	3,035	82,188
American Greetings Corp ‘A’	20,833	461,659
Arctic Cat Inc *	7,171	104,983
Ascent Media Corp ‘A’ *	8,587	332,832
Audiovox Corp ‘A’ *	10,258	88,527
Autoliv Inc	122,000	9,630,680
Barnes & Noble Inc	20,925	296,089
Beazer Homes USA Inc *	42,293	227,959
bebe Stores Inc	15,779	94,043
Biglari Holdings Inc *	733	300,684
Blyth Inc	2,453	84,579
Bob Evans Farms Inc	16,781	553,102
Borders Group Inc *	29,766	26,795
Boyd Gaming Corp *	29,473	312,414
Brown Shoe Co Inc	539,061	7,509,120
Brunswick Corp	313,200	5,869,368
Build-A-Bear Workshop Inc *	10,458	79,899
Cabela’s Inc *	22,626	492,115
Callaway Golf Co	36,163	291,835
Cavco Industries Inc *	3,157	147,400
Charming Shoppes Inc *	65,488	232,482
Christopher & Banks Corp	9,734	59,864
Churchill Downs Inc	5,363	232,754
Cinemark Holdings Inc	31,591	544,629
CKX Inc *	25,957	104,607
Collective Brands Inc *	11,651	245,836
Columbia Sportswear Co	6,192	373,378
Core-Mark Holding Co Inc *	5,178	184,285
Cracker Barrel Old Country Store Inc	892	48,855
CSS Industries Inc	3,996	82,358
Dana Holding Corp *	6,136	105,601
Dex One Corp *	26,925	200,860
Dillard’s Inc ‘A’	23,786	902,441
Domino’s Pizza Inc *	13,593	216,808
Drew Industries Inc	124,070	2,818,870
Ethan Allen Interiors Inc	166,522	3,332,105
EW Scripps Co ‘A’ *	18,896	191,794
Exide Technologies *	32,291	303,858
Fisher Communications Inc *	4,256	92,781
Fred’s Inc ‘A’	551,117	7,583,370
Furniture Brands International Inc *	25,843	132,833
Gaiam Inc ‘A’	10,064	77,493
Gaylord Entertainment Co *	19,393	696,984
Genesco Inc *	12,107	453,891
Gentex Corp	457,600	13,526,656
Gray Television Inc *	31,511	58,926
Group 1 Automotive Inc	344,351	14,380,098
Haverty Furniture Cos Inc	9,530	123,699
Helen of Troy Ltd * (Bermuda)	17,124	509,268
Hillenbrand Inc	167,200	3,479,432
Hooker Furniture Corp	6,624	93,597
Hot Topic Inc	14,965	93,831
Hovnanian Enterprises Inc ‘A’ *	29,835	122,025
Iconix Brand Group Inc *	40,288	777,961
Isle of Capri Casinos Inc *	8,480	86,666
Jack in the Box Inc *	2,256	47,669
JAKKS Pacific Inc *	15,818	288,204
Journal Communications Inc ‘A’ *	22,409	113,165
K-Swiss Inc ‘A’ *	7,844	97,815
Kid Brands Inc *	6,433	55,002
La-Z-Boy Inc *	683,878	6,168,580
Libbey Inc *	11,237	173,836
Life Time Fitness Inc *	2,726	111,739
Lifetime Brands Inc *	5,639	79,172
LIN TV Corp ‘A’ *	17,955	95,162
Lions Gate Entertainment Corp * (Canada)	12,419	80,848
Lithia Motors Inc ‘A’	11,012	157,361
Live Nation Entertainment Inc *	78,042	891,240
LodgeNet Interactive Corp *	12,283	52,203
M.D.C. Holdings Inc	167,400	4,816,098
M/I Homes Inc *	10,661	163,966
Mac-Gray Corp	7,064	105,607
Marcus Corp	11,974	158,895
MarineMax Inc *	12,685	118,605
Media General Inc ‘A’ *	10,495	60,661
Mediacom Communications Corp ‘A’ *	23,396	197,930
Meritage Homes Corp *	17,970	398,934
Modine Manufacturing Co *	26,155	405,402
Morgans Hotel Group Co *	9,502	86,183
Movado Group Inc *	9,038	145,873
Multimedia Games Inc *	14,708	82,071
O’Charley’s Inc *	10,728	77,242
OfficeMax Inc *	29,848	528,310
Orient-Express Hotels Ltd ‘A’ * (Bermuda)	56,701	736,546
Pacific Sunwear of California Inc *	38,312	207,651
Papa John’s International Inc *	2,752	76,230
Penske Automotive Group Inc *	15,144	263,808
Perry Ellis International Inc *	5,549	152,431
Pier 1 Imports Inc *	616,900	6,477,450
Pinnacle Entertainment Inc *	31,566	442,555
Quiksilver Inc *	72,844	369,319
Radio One Inc ‘D’ *	22,328	25,007
RC2 Corp *	11,368	247,481
Red Lion Hotels Corp *	7,966	63,569
Red Robin Gourmet Burgers Inc *	8,836	189,709
Regis Corp	482,682	8,012,521
Rent-A-Center Inc	36,115	1,165,792
Ruby Tuesday Inc *	36,115	471,662
Saks Inc *	630,219	6,743,343
Sally Beauty Holdings Inc *	5,343	77,634
Scholastic Corp	17,053	503,746
Scientific Games Corp ‘A’ *	17,806	177,348
Sealy Corp *	18,696	54,592
Select Comfort Corp *	5,174	47,239
Shoe Carnival Inc *	4,573	123,471
Sinclair Broadcast Group Inc ‘A’	25,168	205,874
Skyline Corp	4,126	107,606
Sonic Automotive Inc ‘A’	19,018	251,798
Spartan Motors Inc	18,850	114,797
Speedway Motorsports Inc	6,987	107,041
Stage Stores Inc	22,045	382,260
Standard Motor Products Inc	8,645	118,437
Standard Pacific Corp *	60,305	277,403
Stein Mart Inc	9,566	88,486
Steinway Musical Instruments Inc *	3,525	69,971
Stewart Enterprises Inc ‘A’	46,102	308,422
Superior Industries International Inc	9,718	206,216
The Bon-Ton Stores Inc *	4,652	58,894
The Cato Corp ‘A’	285,748	7,832,353
The Children’s Place Retail Stores Inc *	1,521	75,502
The Dress Barn Inc *	1,963	51,862
The Finish Line Inc ‘A’	19,861	341,411
The Jones Group Inc	48,480	753,379
The Men’s Wearhouse Inc	437,863	10,937,818
The Pep Boys-Manny, Moe & Jack	29,931	401,973
The Ryland Group Inc	24,625	419,364
The Talbots Inc *	5,475	46,647
The Timberland Co ‘A’ *	7,103	174,663
The Wet Seal Inc ‘A’ *	17,054	63,100
Thor Industries Inc	487,800	16,565,688
Tuesday Morning Corp *	17,538	92,601
Unifi Inc *	8,168	138,284
Universal Electronics Inc *	4,991	141,595
Vail Resorts Inc *	20,065	1,044,183

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 35

PACIFIC SELECT FUND
SMALL-CAP EQUITY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Shares	Value
Warner Music Group Corp *	18,874	$106,261
West Marine Inc *	8,930	94,479
Weyco Group Inc	2,446	59,903
Winnebago Industries Inc *	352,250	5,354,200

		168,991,923

Consumer Staples - 1.6%

Alliance One International Inc *	49,419	209,537
B&G Foods Inc	12,645	173,616
Casey’s General Stores Inc	12,869	547,061
Central Garden & Pet Co ‘A’ *	32,139	317,533
Chiquita Brands International Inc *	25,122	352,210
Darling International Inc *	12,405	164,738
Dole Food Co Inc *	19,864	268,363
Elizabeth Arden Inc *	13,722	315,743
Farmer Bros. Co	4,181	74,422
Fresh Del Monte Produce Inc (Cayman)	22,018	549,349
Imperial Sugar Co	7,375	98,604
Ingles Markets Inc ‘A’	7,413	142,330
John B. Sanfilippo & Son Inc *	4,882	60,732
Lancaster Colony Corp	139,000	7,950,800
Nash Finch Co	7,049	299,653
Nutraceutical International Corp *	6,220	88,262
Oil-Dri Corp of America	2,833	60,881
Pilgrim’s Pride Corp *	16,061	113,872
Prestige Brands Holdings Inc *	24,610	294,090
Rite Aid Corp *	292,133	258,012
Ruddick Corp	11,507	423,918
Sanderson Farms Inc	1,449	56,728
Seneca Foods Corp ‘A’ *	4,890	131,932
Smart Balance Inc *	19,934	86,314
Spartan Stores Inc	12,927	219,113
Spectrum Brands Holdings Inc *	9,909	308,864
The Andersons Inc	10,259	372,915
The Fresh Market Inc *	5,709	235,211
The Hain Celestial Group Inc *	22,806	617,130
The Pantry Inc *	11,928	236,890
TreeHouse Foods Inc *	19,375	989,869
Universal Corp	13,322	542,205
Vector Group Ltd	8,566	148,363
Village Super Market Inc ‘A’	2,028	66,924
Weis Markets Inc	6,293	253,797
Winn-Dixie Stores Inc *	31,002	222,284

		17,252,265

Energy - 11.1%

Abraxas Petroleum Corp *	25,842	118,098
Allis-Chalmers Energy Inc *	21,020	149,032
Approach Resources Inc *	9,716	224,440
ATP Oil & Gas Corp *	24,762	414,516
Atwood Oceanics Inc *	251,500	9,398,555
Basic Energy Services Inc *	13,153	216,761
Berry Petroleum Co ‘A’	27,988	1,223,076
Bill Barrett Corp *	25,207	1,036,764
BPZ Resources Inc *	41,124	195,750
Bristow Group Inc *	302,980	14,346,103
Cal Dive International Inc *	51,575	292,430
Cheniere Energy Inc *	21,999	121,434
Cloud Peak Energy Inc *	14,116	327,915
Complete Production Services Inc *	43,020	1,271,241
Contango Oil & Gas Co *	2,217	128,431
Crosstex Energy Inc	23,345	206,837
CVR Energy Inc *	17,199	261,081
Dawson Geophysical Co *	4,434	141,445
Delek US Holdings Inc	8,183	59,572
Delta Petroleum Corp *	104,060	79,086
DHT Holdings Inc	29,698	138,096
Energy Partners Ltd *	16,002	237,790
Gastar Exploration Ltd * (Canada)	31,706	136,336
General Maritime Corp	45,285	147,176
Georesources Inc *	7,509	166,775
Global Industries Ltd *	1,034,434	7,168,628
GMX Resources Inc *	17,240	95,165
Golar LNG Ltd (Bermuda)	19,497	292,650
Goodrich Petroleum Corp *	13,746	242,479
Green Plains Renewable Energy Inc *	10,273	115,674
Gulf Island Fabrication Inc	8,091	228,004
GulfMark Offshore Inc ‘A’ *	12,658	384,803
Harvest Natural Resources Inc *	18,957	230,707
Helix Energy Solutions Group Inc *	612,739	7,438,651
Hercules Offshore Inc *	64,022	221,516
Hornbeck Offshore Services Inc *	12,861	268,538
International Coal Group Inc *	73,355	567,768
James River Coal Co *	3,059	77,484
Key Energy Services Inc *	65,786	853,902
Knightsbridge Tankers Ltd (Bermuda)	13,821	307,794
Matrix Service Co *	12,831	156,282
Miller Petroleum Inc *	12,394	64,449
Natural Gas Services Group Inc *	6,952	131,462
Newpark Resources Inc *	45,988	283,286
Nordic American Tanker Shipping Ltd (Bermuda)	25,882	673,450
Oasis Petroleum Inc *	13,397	363,327
Oil States International Inc *	191,100	12,247,599
Overseas Shipholding Group Inc	168,462	5,966,924
Parker Drilling Co *	64,658	295,487
Patriot Coal Corp *	43,609	844,706
Penn Virginia Corp	25,270	425,041
Petroleum Development Corp *	12,773	539,148
PetroQuest Energy Inc *	24,125	181,661
PHI Inc *	7,905	148,930
Pioneer Drilling Co *	30,057	264,802
Resolute Energy Corp *	19,072	281,503
REX American Resources Corp *	4,482	68,844
Rex Energy Corp *	15,107	206,211
Rosetta Resources Inc *	11,365	427,779
Rowan Cos Inc *	439,000	15,325,490
Seahawk Drilling Inc *	5,993	53,637
Ship Finance International Ltd (Bermuda)	24,840	534,557
Stone Energy Corp *	22,473	500,923
Swift Energy Co *	22,809	892,972
T-3 Energy Services Inc *	7,418	295,459
Teekay Corp	182,360	6,032,469
Teekay Tankers Ltd ‘A’	18,025	222,428
Tesco Corp * (Canada)	16,502	262,052
TETRA Technologies Inc *	37,140	440,852
Tidewater Inc	237,000	12,760,080
Union Drilling Inc *	8,491	61,814
Unit Corp *	179,200	8,329,216
USEC Inc *	63,346	381,343
Vaalco Energy Inc *	25,540	182,866
Vantage Drilling Co * (Cayman)	82,858	168,202
Venoco Inc *	8,571	158,135
W&T Offshore Inc	18,023	322,071
Warren Resources Inc *	34,651	156,622
Western Refining Inc *	28,728	303,942
Willbros Group Inc *	26,086	256,164
World Fuel Services Corp	17,022	615,515

		121,360,203

Financials - 21.7%

1st Source Corp	8,456	171,149
1st United Bancorp Inc *	12,844	88,752
Abington Bancorp Inc	12,139	144,818
Acadia Realty Trust REIT	18,150	331,056
Advance America Cash Advance Centers Inc	28,150	158,766
Agree Realty Corp REIT	5,148	134,826
Alexander’s Inc REIT	357	147,184
Alliance Financial Corp	2,744	88,768
Alterra Capital Holdings Ltd (Bermuda)	52,895	1,144,648

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 35

PACIFIC SELECT FUND
SMALL-CAP EQUITY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Shares	Value

American Campus Communities Inc REIT	35,943	$1,141,550
American Capital Agency Corp REIT	27,807	799,173
American Capital Ltd *	187,858	1,420,206
American Equity Investment Life Holding Co	32,501	407,888
American National Bankshares Inc	3,602	84,827
American National Insurance Co	52,951	4,533,665
American Safety Insurance Holdings Ltd * (Bermuda)	6,403	136,896
Ameris Bancorp *	13,539	142,701
Amerisafe Inc *	11,072	193,760
Ames National Corp	4,729	102,477
AmTrust Financial Services Inc	13,067	228,672
Anworth Mortgage Asset Corp REIT	62,635	438,445
Apollo Commercial Real Estate Finance Inc REIT	8,520	139,302
Apollo Investment Corp	108,345	1,199,379
Argo Group International Holdings Ltd (Bermuda)	17,307	648,147
Arlington Asset Investment Corp ‘A’	3,712	89,051
Arrow Financial Corp	5,126	141,016
Arthur J. Gallagher & Co	208,300	6,057,364
Ashford Hospitality Trust Inc REIT *	23,163	223,523
Aspen Insurance Holdings Ltd (Bermuda)	340,230	9,737,383
Associated Estates Realty Corp REIT	10,410	159,169
Asta Funding Inc	6,889	55,801
Astoria Financial Corp	47,795	664,828
Avatar Holdings Inc *	5,160	102,271
Baldwin & Lyons Inc ‘B’	5,106	120,144
BancFirst Corp	3,796	156,357
Banco Latinoamericano de Comerico Exterior SA ‘E’ (Panama)	14,959	276,143
Bancorp Rhode Island Inc	2,301	66,936
Bank Mutual Corp	25,329	121,073
Bank of Marin Bancorp	3,024	105,840
Bank of the Ozarks Inc	6,239	270,461
BankFinancial Corp	10,879	106,070
Beneficial Mutual Bancorp Inc *	19,306	170,472
Berkshire Hills Bancorp Inc	7,805	172,490
BioMed Realty Trust Inc REIT	72,086	1,344,404
BlackRock Kelso Capital Corp	36,021	398,392
BofI Holding Inc *	4,264	66,135
Boston Private Financial Holdings Inc	40,995	268,517
Bridge Bancorp Inc	2,502	61,674
Brookline Bancorp Inc	32,425	351,811
Bryn Mawr Bank Corp	5,317	92,782
Calamos Asset Management Inc ‘A’	11,166	156,324
Camden National Corp	4,339	157,202
Campus Crest Communities Inc REIT	15,830	221,937
Capital City Bank Group Inc	6,712	84,571
Capital Southwest Corp	1,644	170,647
CapLease Inc REIT	33,373	194,231
Capstead Mortgage Corp REIT	37,798	475,877
Cardinal Financial Corp	16,366	190,337
Cash America International Inc	11,248	415,389
Cathay General Bancorp	43,183	721,156
CBL & Associates Properties Inc REIT	76,741	1,342,967
Cedar Shopping Centers Inc REIT	31,144	195,896
Center Financial Corp *	20,533	155,640
Centerstate Banks Inc	14,236	112,749
Chatham Lodging Trust REIT	5,862	101,119
Chemical Financial Corp	246,870	5,468,170
Chesapeake Lodging Trust REIT	9,014	169,553
Citizens & Northern Corp	7,161	106,412
Citizens Inc *	21,094	157,150
Citizens Republic Bancorp Inc *	221,307	136,104
City Holding Co	8,556	309,984
Clifton Savings Bancorp Inc	6,213	67,163
CNA Surety Corp *	10,154	240,447
CNB Financial Corp	7,089	104,988
CNO Financial Group Inc *	113,147	767,137
CoBiz Financial Inc	18,675	113,544
Cogdell Spencer Inc REIT	25,100	145,580
Cohen & Steers Inc	2,180	56,898
Colonial Properties Trust REIT	41,982	757,775
Colony Financial Inc REIT	8,693	174,034
Columbia Banking System Inc	21,887	460,940
Community Bank System Inc	18,328	508,969
Community Trust Bancorp Inc	7,522	217,837
Compass Diversified Holdings	17,611	311,539
Consolidated-Tomoka Land Co	3,295	95,225
Coresite Realty Corp REIT	10,126	138,119
Cousins Properties Inc REIT	50,423	420,528
Cowen Group Inc ‘A’ *	21,180	98,699
CreXus Investment Corp REIT	8,420	110,302
CVB Financial Corp	49,836	432,078
Cypress Sharpridge Investments Inc REIT	27,587	356,148
Danvers Bancorp Inc	10,809	190,995
DCT Industrial Trust Inc REIT	117,146	622,045
Delphi Financial Group Inc ‘A’	26,364	760,338
DiamondRock Hospitality Co REIT *	85,700	1,028,400
Dime Community Bancshares Inc	15,148	221,009
Donegal Group Inc ‘A’	7,039	101,925
DuPont Fabros Technology Inc REIT	14,290	303,948
Dynex Capital Inc REIT	11,185	122,140
Eagle Bancorp Inc *	9,551	137,821
EastGroup Properties Inc REIT	8,183	346,305
Education Realty Trust Inc REIT	32,561	252,999
EMC Insurance Group Inc	3,183	72,063
Encore Bancshares Inc *	4,948	50,766
Encore Capital Group Inc *	2,829	66,340
Enstar Group Ltd * (Bermuda)	3,996	337,982
Enterprise Financial Services Corp	8,625	90,217
Entertainment Properties Trust REIT	25,538	1,181,132
Equity Lifestyle Properties Inc REIT	4,691	262,368
Equity One Inc REIT	17,331	315,078
Erie Indemnity Co ‘A’	67,300	4,406,131
ESB Financial Corp	5,384	87,436
ESSA Bancorp Inc	8,420	111,312
Excel Trust Inc REIT	9,732	117,757
Extra Space Storage Inc REIT	48,245	839,463
F.N.B. Corp	62,959	618,257
FBL Financial Group Inc ‘A’	7,443	213,391
FBR Capital Markets Corp *	29,677	113,366
Federal Agricultural Mortgage Corp ‘C’	5,561	90,756
FelCor Lodging Trust Inc REIT *	28,308	199,288
Fifth Street Finance Corp	30,023	364,479
Financial Institutions Inc	6,448	122,319
First American Financial Corp	53,847	804,474
First Bancorp	8,426	129,002
First Busey Corp	29,704	139,609
First Commonwealth Financial Corp	57,555	407,489
First Community Bancshares Inc	9,013	134,654
First Financial Bancorp	31,461	581,399
First Financial Bankshares Inc	6,216	318,135
First Financial Corp	6,137	215,654
First Financial Holdings Inc	9,466	108,954
First Industrial Realty Trust Inc REIT *	35,466	310,682
First Interstate Bancsystem Inc	6,912	105,339
First Merchants Corp	14,358	127,212
First Mercury Financial Corp	8,789	144,140
First Midwest Bancorp Inc	41,211	474,751
First Potomac Realty Trust REIT	27,541	463,240
First South Bancorp Inc	5,417	35,048
FirstMerit Corp	59,257	1,172,696
Flagstar Bancorp Inc *	32,527	53,019
Flagstone Reinsurance Holdings SA (Luxembourg)	29,500	371,700
Flushing Financial Corp	17,533	245,462
Forestar Group Inc *	20,454	394,762
FPIC Insurance Group Inc *	5,710	211,042

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 35

PACIFIC SELECT FUND
SMALL-CAP EQUITY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Shares	Value

Franklin Street Properties Corp REIT	38,247	$545,020
GAMCO Investors Inc ‘A’	1,579	75,808
German American Bancorp Inc	6,500	119,697
Getty Realty Corp REIT	6,554	205,009
GFI Group Inc	15,534	72,854
Glacier Bancorp Inc	39,785	601,151
Gladstone Capital Corp	12,104	139,438
Gladstone Commercial Corp REIT	5,635	106,107
Gladstone Investment Corp	13,157	100,651
Gleacher & Co Inc *	23,106	54,761
Glimcher Realty Trust REIT	47,836	401,822
Global Indemnity PLC * (Ireland)	8,016	163,927
Golub Capital BDC Inc	4,330	74,130
Government Properties Income Trust REIT	15,174	406,511
Great Southern Bancorp Inc	5,641	133,071
Green Bankshares Inc *	7,496	23,987
Greenlight Capital Re Ltd ‘A’ * (Cayman)	15,947	427,539
Hallmark Financial Services Inc *	7,370	67,067
Hancock Holding Co	15,890	553,925
Hanmi Financial Corp *	62,166	71,491
Harleysville Group Inc	6,251	229,662
Harris & Harris Group Inc *	18,986	83,159
Hatteras Financial Corp REIT	24,817	751,211
HCC Insurance Holdings Inc	41,700	1,206,798
Healthcare Realty Trust Inc REIT	34,298	726,089
Heartland Financial USA Inc	7,467	130,374
Hercules Technology Growth Capital Inc	20,420	211,551
Heritage Financial Corp *	5,877	81,808
Hersha Hospitality Trust REIT	74,519	491,825
Highwoods Properties Inc REIT	39,280	1,251,068
Hilltop Holdings Inc *	23,192	230,065
Home Bancorp Inc *	4,864	67,220
Home BancShares Inc	12,280	270,528
Home Federal Bancorp Inc	9,719	119,252
Home Properties Inc REIT	13,617	755,607
Horace Mann Educators Corp	21,748	392,334
Hudson Pacific Properties Inc REIT	7,441	111,987
Hudson Valley Holding Corp	7,092	175,598
IBERIABANK Corp	14,601	863,357
Independent Bank Corp	11,749	317,810
Infinity Property & Casualty Corp	7,365	455,157
Inland Real Estate Corp REIT	41,378	364,126
International Assets Holding Corp *	7,148	168,693
International Bancshares Corp	29,330	587,480
Internet Capital Group Inc *	19,457	276,679
Invesco Mortgage Capital Inc REIT	21,956	479,519
Investment Technology Group Inc *	23,515	384,941
Investors Bancorp Inc *	23,103	303,111
Investors Real Estate Trust REIT	41,550	372,703
iStar Financial Inc REIT *	52,376	409,580
JMP Group Inc	8,598	65,603
Kansas City Life Insurance Co	2,338	77,224
KBW Inc	6,528	182,262
Kearny Financial Corp	8,420	72,412
Kilroy Realty Corp REIT	30,116	1,098,330
Kite Realty Group Trust REIT	31,170	168,630
Knight Capital Group Inc ‘A’ *	51,595	711,495
LaBranche & Co Inc *	21,336	76,810
Lakeland Bancorp Inc	11,874	130,258
Lakeland Financial Corp	9,005	193,247
LaSalle Hotel Properties REIT	38,825	1,024,980
Lexington Realty Trust REIT	54,364	432,194
LTC Properties Inc REIT	11,028	309,666
Maiden Holdings Ltd (Bermuda)	29,100	228,726
Main Street Capital Corp	8,371	152,268
MainSource Financial Group Inc	11,655	121,329
Marlin Business Services Corp *	5,186	65,603
MB Financial Inc	29,405	509,295
MCG Capital Corp	43,379	302,352
Meadowbrook Insurance Group Inc	31,107	318,847
Medallion Financial Corp	9,820	80,524
Medical Properties Trust Inc REIT	61,703	668,243
Merchants Bancshares Inc	2,800	77,168
Meridian Interstate Bancorp Inc *	5,732	67,580
Metro Bancorp Inc *	7,651	84,237
MF Global Holdings Ltd *	62,921	526,020
MFA Financial Inc REIT	152,132	1,241,397
MGIC Investment Corp *	111,520	1,136,389
Mid-America Apartment Communities Inc REIT	6,946	441,002
MidSouth Bancorp Inc	4,611	70,825
MidWestOne Financial Group Inc	4,234	63,976
Mission West Properties Inc REIT	11,187	74,841
Monmouth Real Estate Investment Corp ‘A’ REIT	16,540	140,590
Montpelier Re Holdings Ltd (Bermuda)	504,177	10,053,289
MPG Office Trust Inc REIT *	30,352	83,468
MVC Capital Inc	13,066	190,764
Nara Bancorp Inc *	21,305	209,215
National Bankshares Inc	3,969	124,984
National Financial Partners Corp *	24,080	322,672
National Health Investors Inc REIT	7,329	329,952
National Interstate Corp	4,314	92,320
National Penn Bancshares Inc	69,962	561,795
National Retail Properties Inc REIT	45,158	1,196,687
National Western Life Insurance Co ‘A’	1,202	200,397
NBT Bancorp Inc	18,936	457,304
Nelnet Inc ‘A’	13,414	317,778
NetSpend Holdings Inc *	8,748	112,149
NewAlliance Bancshares Inc	57,802	865,874
Newcastle Investment Corp REIT *	36,378	243,733
NewStar Financial Inc *	15,321	161,943
NGP Capital Resources Co	12,514	115,129
Northfield Bancorp Inc	10,312	137,356
NorthStar Realty Finance Corp REIT	42,524	201,989
Northwest Bancshares Inc	60,161	707,493
OceanFirst Financial Corp	8,204	105,585
Ocwen Financial Corp *	41,647	397,312
Old National Bancorp	48,076	571,624
Old Republic International Corp	961,800	13,109,334
Omega Healthcare Investors Inc REIT	41,847	939,047
OmniAmerican Bancorp Inc *	7,081	95,948
One Liberty Properties Inc REIT	5,176	86,439
Oppenheimer Holdings Inc ‘A’	5,679	148,847
Oriental Financial Group Inc	26,124	326,289
Oritani Financial Corp	20,741	253,870
Orrstown Financial Services Inc	3,834	105,090
Pacific Continental Corp	10,716	107,803
PacWest Bancorp	17,183	367,373
Park National Corp	6,736	489,505
Parkway Properties Inc REIT	12,236	214,375
Peapack-Gladstone Financial Corp	5,197	67,821
Pebblebrook Hotel Trust REIT	20,182	410,098
PennantPark Investment Corp	19,603	239,941
Penns Woods Bancorp Inc	2,309	91,898
Pennsylvania REIT	30,897	448,933
Pennymac Mortgage Investment Trust REIT	9,200	166,980
Penson Worldwide Inc *	11,657	57,003
Peoples Bancorp Inc	6,113	95,668
PHH Corp *	30,600	708,390
PICO Holdings Inc *	12,593	400,457
Pinnacle Financial Partners Inc *	18,607	252,683
Piper Jaffray Cos *	9,343	327,098
Platinum Underwriters Holdings Ltd (Bermuda)	22,646	1,018,391
Post Properties Inc REIT	27,089	983,331
Potlatch Corp REIT	10,603	345,128
Presidential Life Corp	11,755	116,727
Primerica Inc	13,052	316,511
PrivateBancorp Inc	28,504	409,887
ProAssurance Corp *	17,738	1,074,923

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 35

PACIFIC SELECT FUND
SMALL-CAP EQUITY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Shares	Value
Prospect Capital Corp	44,986	$485,849
Prosperity Bancshares Inc	25,619	1,006,314
Protective Life Corp	665,923	17,740,189
Provident Financial Services Inc	33,126	501,196
Provident New York Bancorp	21,541	225,965
PS Business Parks Inc REIT	7,901	440,244
Radian Group Inc	74,009	597,253
RAIT Financial Trust REIT *	52,998	116,066
Ramco-Gershenson Properties Trust REIT	21,346	265,758
Redwood Trust Inc REIT	43,048	642,707
Renasant Corp	13,428	227,067
Republic Bancorp Inc ‘A’	5,484	130,245
Resource Capital Corp REIT	27,250	201,105
Retail Opportunity Investments Corp REIT	23,218	230,090
RLI Corp	118,810	6,245,842
Rockville Financial Inc	5,074	62,004
Roma Financial Corp	4,917	52,120
S&T Bancorp Inc	13,759	310,816
S.Y. Bancorp Inc	5,619	137,946
Sabra Health Care Inc REIT	13,720	252,448
Safeguard Scientifics Inc *	10,871	185,677
Safety Insurance Group Inc	7,001	333,038
Sanders Morris Harris Group Inc	12,344	89,494
Sandy Spring Bancorp Inc	13,547	249,671
Saul Centers Inc REIT	1,401	66,337
SCBT Financial Corp	7,165	234,654
SeaBright Holdings Inc	13,320	122,810
Selective Insurance Group Inc	29,825	541,324
Sierra Bancorp	6,593	70,743
Simmons First National Corp ‘A’	9,400	267,900
Solar Capital Ltd	3,351	83,038
Southside Bancshares Inc	8,891	187,333
Southwest Bancorp Inc *	11,020	136,648
Sovran Self Storage Inc REIT	15,123	556,678
StanCorp Financial Group Inc	170,100	7,678,314
Starwood Property Trust Inc REIT	26,344	565,869
State Auto Financial Corp	8,370	145,805
State Bancorp Inc	9,920	91,760
StellarOne Corp	12,837	186,650
Sterling Bancorp	15,212	159,270
Sterling Bancshares Inc	50,970	357,809
Stewart Information Services Corp	10,102	116,476
Stifel Financial Corp *	1,517	94,115
Strategic Hotels & Resorts Inc REIT *	59,821	316,453
Suffolk Bancorp	3,868	95,462
Sun Communities Inc REIT	10,952	364,811
Sunstone Hotel Investors Inc REIT *	65,090	672,380
Susquehanna Bancshares Inc	71,880	695,798
SVB Financial Group *	23,042	1,222,378
SWS Group Inc	15,824	79,911
Tanger Factory Outlet Centers Inc REIT	9,291	475,606
Taylor Capital Group Inc *	5,705	75,021
Tejon Ranch Co *	4,931	135,849
Terreno Realty Corp REIT *	6,339	113,658
Territorial Bancorp Inc	7,043	140,226
Texas Capital Bancshares Inc *	20,255	430,824
The Bancorp Inc *	13,086	133,085
The First Bancorp Inc	5,163	81,524
The First Marblehead Corp *	33,545	72,793
The First of Long Island Corp	3,573	103,295
The Hanover Insurance Group Inc	168,800	7,886,336
The Navigators Group Inc *	6,925	348,674
The Phoenix Cos Inc *	65,131	165,433
The PMI Group Inc *	79,935	263,785
The Student Loan Corp	2,240	72,666
THL Credit Inc	6,089	79,218
Thomas Properties Group Inc *	21,495	90,709
TICC Capital Corp	17,624	197,565
Tompkins Financial Corp	4,305	168,584
Tower Bancorp Inc	4,064	89,571
Tower Group Inc	389,916	9,974,051
TowneBank	13,145	208,874
TradeStation Group Inc *	17,855	120,521
Transatlantic Holdings Inc	59,700	3,081,714
Triangle Capital Corp	8,558	162,602
Trico Bancshares	7,952	128,425
Trustco Bank Corp NY	558,357	3,539,983
Trustmark Corp	34,883	866,494
Two Harbors Investment Corp REIT	15,401	150,776
U-Store-It Trust REIT	51,600	491,748
UMB Financial Corp	17,335	718,016
UMH Properties Inc REIT	7,361	75,082
Umpqua Holdings Corp	63,342	771,506
Union First Market Bankshares Corp	10,173	150,357
United Bankshares Inc	21,454	626,457
United Community Banks Inc *	53,188	103,717
United Financial Bancorp Inc	9,543	145,722
United Fire & Casualty Co	13,058	291,455
Universal Health Realty Income Trust REIT	3,198	116,823
Universal Insurance Holdings Inc	11,554	56,268
Univest Corp of Pennsylvania	9,321	178,684
Urstadt Biddle Properties Inc ‘A’ REIT	9,785	190,318
Validus Holdings Ltd (Bermuda)	325,900	9,975,799
ViewPoint Financial Group	5,509	64,400
Virginia Commerce Bancorp Inc *	12,444	76,904
Walter Investment Management Corp REIT	14,539	260,830
Washington Banking Co	9,042	123,966
Washington REIT	25,038	775,928
Washington Trust Bancorp Inc	7,939	173,705
Webster Financial Corp	36,324	715,583
WesBanco Inc	12,752	241,778
West Bancorp Inc	9,478	73,834
West Coast Bancorp *	52,420	147,824
Westamerica Bancorp	8,686	481,812
Western Alliance Bancorp *	36,211	266,513
Westfield Financial Inc	17,049	157,703
Whitney Holding Corp	52,059	736,635
Wilshire Bancorp Inc	11,325	86,296
Winthrop Realty Trust REIT	12,735	162,881
Wintrust Financial Corp	18,389	607,389
World Acceptance Corp *	4,752	250,906
WSFS Financial Corp	3,038	144,123

		236,427,651

Health Care - 4.7%

Accelrys Inc *	16,826	139,656
Affymetrix Inc *	37,030	186,261
Albany Molecular Research Inc *	14,650	82,333
Alkermes Inc *	38,604	474,057
Allied Healthcare International Inc *	26,226	65,827
American Dental Partners Inc *	9,130	123,346
AMERIGROUP Corp *	24,562	1,078,763
AMN Healthcare Services Inc *	12,401	76,142
AmSurg Corp *	17,299	362,414
Analogic Corp	2,162	107,041
AngioDynamics Inc *	14,102	216,748
Assisted Living Concepts Inc ‘A’ *	5,697	185,323
BMP Sunstone Corp *	14,471	143,408
Cambrex Corp *	19,633	101,503
Cantel Medical Corp	7,421	173,651
Capital Senior Living Corp *	16,545	110,851
CardioNet Inc *	11,164	52,248
Celera Corp *	43,442	273,685
Centene Corp *	26,923	682,229
Chindex International Inc *	4,954	81,691
CONMED Corp *	16,461	435,064
Cross Country Healthcare Inc *	17,853	151,215
CryoLife Inc *	15,395	83,441
Cutera Inc *	7,881	65,333
Cynosure Inc ‘A’ *	6,087	62,270

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 35

PACIFIC SELECT FUND
SMALL-CAP EQUITY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Shares	Value
Cypress Bioscience Inc *	22,044	$142,845
DynaVox Inc ‘A’ *	6,167	31,637
Enzon Pharmaceuticals Inc *	12,064	146,819
Exelixis Inc *	30,331	249,018
Five Star Quality Care Inc *	18,602	131,516
Gentiva Health Services Inc *	11,024	293,238
Greatbatch Inc *	12,900	311,535
Hanger Orthopedic Group Inc *	7,429	157,421
HealthSouth Corp *	3,594	74,432
Healthspring Inc *	31,967	848,084
Healthways Inc *	19,221	214,506
ICU Medical Inc *	5,010	182,865
Impax Laboratories Inc *	4,220	84,864
Invacare Corp	15,219	459,005
Kendle International Inc *	8,268	90,039
Kindred Healthcare Inc *	21,835	401,109
Lexicon Pharmaceuticals Inc *	82,346	118,578
Magellan Health Services Inc *	18,211	861,016
Martek Biosciences Corp *	18,632	583,182
Maxygen Inc	19,740	77,578
MedCath Corp *	11,795	164,540
Medical Action Industries Inc *	8,309	79,600
Medicis Pharmaceutical Corp ‘A’	33,824	906,145
Molina Healthcare Inc *	3,343	93,103
National Healthcare Corp	4,914	227,371
Owens & Minor Inc	7,262	213,721
Palomar Medical Technologies Inc *	4,877	69,302
Par Pharmaceutical Cos Inc *	19,917	767,004
Pharmaceutical Product Development Inc	346,100	9,393,154
PharMerica Corp *	10,456	119,721
RehabCare Group Inc *	11,237	266,317
RTI Biologics Inc *	30,511	81,464
Select Medical Holdings Corp *	28,062	205,133
Skilled Healthcare Group Inc ‘A’ *	11,557	103,782
Solta Medical Inc *	26,300	80,215
STERIS Corp	290,273	10,583,354
Sun Healthcare Group Inc *	13,985	177,050
SuperGen Inc *	34,139	89,444
SurModics Inc *	4,593	54,519
Symmetry Medical Inc *	20,353	188,265
Syneron Medical Ltd * (Israel)	15,653	159,504
Teleflex Inc	142,000	7,641,020
The Medicines Co *	14,503	204,927
TomoTherapy Inc *	20,024	72,287
Triple-S Management Corp ‘B’ *	11,277	215,165
Universal American Corp	17,405	355,932
ViroPharma Inc *	43,661	756,209
WellCare Health Plans Inc *	23,538	711,318
West Pharmaceutical Services Inc	146,300	6,027,560
Wright Medical Group Inc *	8,047	124,970
Young Innovations Inc	2,375	76,024

		51,181,907

Industrials - 27.0%

A.O. Smith Corp	116,833	4,449,001
AAR Corp *	21,576	592,693
ABM Industries Inc	458,410	12,056,183
ACCO Brands Corp *	31,683	269,939
Aceto Corp	14,959	134,631
Administaff Inc	323,900	9,490,270
Air Transport Services Group Inc *	30,925	244,308
Aircastle Ltd (Bermuda)	28,463	297,438
AirTran Holdings Inc *	74,653	551,686
Alamo Group Inc	3,489	97,064
Alaska Air Group Inc *	18,501	1,048,822
Albany International Corp ‘A’	12,630	299,205
AMERCO *	4,679	449,371
American Railcar Industries Inc *	5,608	124,105
American Reprographics Co *	18,073	137,174
American Woodmark Corp	29,869	732,985
Ameron International Corp	5,146	393,000
Ampco-Pittsburgh Corp	4,458	125,047
Apogee Enterprises Inc	306,953	4,134,657
Applied Industrial Technologies Inc	171,300	5,563,824
Applied Signal Technology Inc	4,161	157,660
Arkansas Best Corp	14,150	387,993
Astec Industries Inc *	192,456	6,237,499
Atlas Air Worldwide Holdings Inc *	14,365	801,998
Baldor Electric Co	1,662	104,773
Baltic Trading Ltd	10,009	102,192
Barnes Group Inc	3,615	74,722
Brady Corp ‘A’	306,667	10,000,411
Briggs & Stratton Corp	288,707	5,684,641
Broadwind Energy Inc *	41,901	96,791
Builders FirstSource Inc *	24,785	48,826
CAI International Inc *	4,291	84,104
Carlisle Cos Inc	274,500	10,908,630
Cascade Corp	5,133	242,688
CBIZ Inc *	12,286	76,665
CDI Corp	6,347	117,991
Celadon Group Inc *	4,899	72,456
Ceradyne Inc *	206,548	6,512,458
Chart Industries Inc *	15,994	540,277
CIRCOR International Inc	131,323	5,552,336
CLARCOR Inc	1,813	77,760
Columbus McKinnon Corp *	10,891	221,305
Comfort Systems USA Inc	21,588	284,314
Commercial Vehicle Group Inc *	13,998	227,468
Courier Corp	6,418	99,607
CRA International Inc *	5,426	127,565
Cubic Corp	4,987	235,137
Curtiss-Wright Corp	25,045	831,494
Douglas Dynamics Inc	6,550	99,233
Ducommun Inc	5,917	128,872
Dycom Industries Inc *	21,832	322,022
Dynamic Materials Corp	4,369	98,608
Eagle Bulk Shipping Inc *	35,928	178,921
EMCOR Group Inc *	225,837	6,544,756
Encore Wire Corp	10,785	270,488
EnergySolutions Inc	49,391	275,108
EnerSys *	19,175	615,901
Ennis Inc	11,987	204,978
EnPro Industries Inc *	6,902	286,847
ESCO Technologies Inc	14,556	550,799
Esterline Technologies Corp *	16,249	1,114,519
Excel Maritime Carriers Ltd * (Liberia)	23,320	131,292
Federal Signal Corp	34,657	237,747
Force Protection Inc *	39,128	215,595
Franklin Electric Co Inc	169,599	6,600,793
FreightCar America Inc	6,913	200,062
Fuel Tech Inc *	11,107	107,849
G&K Services Inc ‘A’	10,461	323,350
Gardner Denver Inc	174,170	11,986,379
Genco Shipping & Trading Ltd *	15,883	228,715
GenCorp Inc *	32,162	166,278
Generac Holdings Inc *	7,453	120,515
Genesee & Wyoming Inc ‘A’ *	211,950	11,222,753
Gibraltar Industries Inc *	606,797	8,234,235
GP Strategies Corp *	6,812	69,755
Graco Inc	271,700	10,718,565
Granite Construction Inc	305,231	8,372,486
Great Lakes Dredge & Dock Corp	21,551	158,831
Griffon Corp *	25,072	319,417
H&E Equipment Services Inc *	16,025	185,409
Hawaiian Holdings Inc *	22,455	176,047
Heidrick & Struggles International Inc	9,101	260,744
Herley Industries Inc *	7,843	135,841
Hexcel Corp *	9,288	168,020
Hill International Inc *	12,476	80,720
Horizon Lines Inc ‘A’	18,238	79,700

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 35

PACIFIC SELECT FUND
SMALL-CAP EQUITY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Shares	Value
Huron Consulting Group Inc *	8,621	$228,025
ICF International Inc *	6,568	168,929
Insituform Technologies Inc ‘A’ *	3,251	86,184
Insteel Industries Inc	10,114	126,324
Interline Brands Inc *	17,226	392,236
International Shipholding Corp	3,312	84,125
JetBlue Airways Corp *	135,258	894,055
Kadant Inc *	5,467	128,857
Kaman Corp	6,756	196,397
Kelly Services Inc ‘A’ *	13,316	250,341
Kennametal Inc	313,600	12,374,656
Kimball International Inc ‘B’	17,764	122,572
Korn/Ferry International *	24,320	562,035
Kratos Defense & Security Solutions Inc *	10,767	141,801
Ladish Co Inc *	8,805	428,011
Layne Christensen Co *	11,005	378,792
LB Foster Co ‘A’ *	5,933	242,897
Lincoln Electric Holdings Inc	140,600	9,176,962
LMI Aerospace Inc *	5,177	82,780
LSI Industries Inc	12,374	104,684
Lydall Inc *	9,877	79,510
M&F Worldwide Corp *	5,865	135,482
Marten Transport Ltd	7,538	161,162
MasTec Inc *	29,193	425,926
McGrath RentCorp	8,120	212,906
Met-Pro Corp	8,527	100,704
Metalico Inc *	21,770	128,008
Michael Baker Corp *	3,901	121,321
Miller Industries Inc	5,928	84,355
Mine Safety Appliances Co	268,844	8,369,114
Mobile Mini Inc *	20,297	399,648
Moog Inc ‘A’ *	25,023	995,915
Mueller Industries Inc	342,071	11,185,722
Multi-Color Corp	6,440	125,322
MYR Group Inc *	9,599	201,579
Navigant Consulting Inc *	21,964	202,069
Nordson Corp	109,000	10,014,920
Northwest Pipe Co *	5,224	125,533
Old Dominion Freight Line Inc *	2,410	77,096
On Assignment Inc *	19,261	156,977
Orbital Sciences Corp *	18,310	313,650
Patriot Transportation Holding Inc *	873	81,154
Pike Electric Corp *	9,491	81,433
Pinnacle Airlines Corp *	11,242	88,812
Powell Industries Inc *	96,973	3,188,472
Primoris Services Corp	11,484	109,557
Quanex Building Products Corp	16,814	318,962
RailAmerica Inc *	13,019	168,596
Republic Airways Holdings Inc *	25,903	189,610
Robbins & Myers Inc	14,968	535,555
RSC Holdings Inc *	27,515	267,996
Rush Enterprises Inc ‘A’ *	18,084	369,637
Saia Inc *	9,160	151,964
School Specialty Inc *	7,086	98,708
Seaboard Corp	176	350,416
SFN Group Inc *	25,920	252,979
Simpson Manufacturing Co Inc	259,000	8,005,690
SkyWest Inc	657,007	10,262,449
Standex International Corp	5,921	177,097
Steelcase Inc ‘A’	37,858	400,159
Sterling Construction Co Inc *	9,282	121,037
SYKES Enterprises Inc *	20,515	415,634
TAL International Group Inc	7,305	225,505
Team Inc *	9,926	240,209
Tecumseh Products Co ‘A’ *	10,672	139,270
Teledyne Technologies Inc *	14,460	635,806
The Brink’s Co	3,988	107,197
The Dolan Co *	9,996	139,144
The Geo Group Inc *	15,120	372,859
The Greenbrier Cos Inc *	10,803	226,755
The Timken Co	112,300	5,360,079
Titan International Inc	16,801	328,292
Titan Machinery Inc *	5,097	98,372
Tredegar Corp	12,686	245,855
Trinity Industries Inc	545,700	14,521,077
Triumph Group Inc	9,067	810,681
TrueBlue Inc *	9,359	168,368
Tutor Perini Corp	14,782	316,483
Twin Disc Inc	4,921	146,941
Ultrapetrol Bahamas Ltd * (Bahamas)	13,768	88,528
UniFirst Corp	7,830	431,042
United Rentals Inc *	33,865	770,429
United Stationers Inc *	4,970	317,136
Universal Forest Products Inc	281,971	10,968,672
Universal Truckload Services Inc *	3,921	62,422
US Airways Group Inc *	89,254	893,433
USA Truck Inc *	4,872	64,457
Viad Corp	10,424	265,499
Wabash National Corp *	37,983	450,099
Watts Water Technologies Inc ‘A’	216,278	7,913,612
Werner Enterprises Inc	20,370	460,362

		294,485,397

Information Technology - 5.2%

Advanced Analogic Technologies Inc *	21,847	87,606
Advanced Energy Industries Inc *	7,939	108,288
Agilysys Inc *	9,941	55,968
ANADIGICS Inc *	10,809	74,906
Anaren Inc *	7,548	157,376
Anixter International Inc	7,750	462,907
ARRIS Group Inc *	56,450	633,369
ATMI Inc *	16,615	331,303
Aviat Networks Inc *	34,311	173,957
Avid Technology Inc *	16,763	292,682
Axcelis Technologies Inc *	55,498	192,023
AXT Inc *	11,325	118,233
Bel Fuse Inc ‘B’	5,844	139,672
Benchmark Electronics Inc *	656,238	11,917,282
BigBand Networks Inc *	19,983	55,952
Black Box Corp	10,014	383,436
Brooks Automation Inc *	15,943	144,603
Cabot Microelectronics Corp *	10,299	426,894
CACI International Inc ‘A’ *	15,632	834,749
CDC Corp ‘A’ * (Cayman)	18,705	65,655
Checkpoint Systems Inc *	13,716	281,864
CIBER Inc *	36,341	170,076
Cognex Corp	4,908	144,393
Coherent Inc *	4,413	199,203
Cohu Inc	468,774	7,772,273
Comtech Telecommunications Corp	9,941	275,664
CPI International Inc *	4,212	81,502
Cray Inc *	12,785	91,413
CSG Systems International Inc *	10,565	200,101
CTS Corp	13,987	154,696
Cymer Inc *	12,758	575,003
Daktronics Inc	15,982	254,433
DealerTrack Holdings Inc *	4,297	86,241
Digi International Inc *	12,797	142,047
Digital River Inc *	19,207	661,105
DSP Group Inc *	14,007	114,017
EarthLink Inc	60,341	518,933
Electro Rent Corp	9,667	156,219
Electro Scientific Industries Inc *	14,403	230,880
Electronics for Imaging Inc *	25,993	371,960
EMS Technologies Inc *	8,318	164,530
Emulex Corp *	48,187	561,860
Energy Conversion Devices Inc *	21,951	100,975
Entegris Inc *	51,206	382,509
Epicor Software Corp *	11,880	119,988
EPIQ Systems Inc	18,084	248,293

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 35

PACIFIC SELECT FUND
SMALL-CAP EQUITY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Shares	Value
Euronet Worldwide Inc *	27,363	$477,211
Evergreen Solar Inc *	114,984	67,036
Exar Corp *	19,017	132,739
Extreme Networks Inc *	40,086	123,866
Fair Isaac Corp	23,116	540,221
FEI Co *	15,358	405,605
FormFactor Inc *	28,389	252,094
Gerber Scientific Inc *	14,709	115,760
Globecomm Systems Inc *	12,362	123,620
Harmonic Inc *	49,448	423,769
Hutchinson Technology Inc *	15,081	55,950
Imation Corp *	16,865	173,878
InfoSpace Inc *	18,234	151,342
Insight Enterprises Inc *	20,007	263,292
Integral Systems Inc *	10,542	104,471
Integrated Device Technology Inc *	34,538	230,023
Intermec Inc *	11,536	146,046
Internap Network Services Corp *	30,548	185,732
Intevac Inc *	8,393	117,586
IXYS Corp *	5,635	65,479
j2 Global Communications Inc *	8,028	232,411
JDA Software Group Inc *	20,232	566,496
Keynote Systems Inc	7,298	106,697
Kopin Corp *	25,486	106,022
L-1 Identity Solutions Inc *	42,374	504,674
Littelfuse Inc	1,884	88,661
ManTech International Corp ‘A’ *	1,220	50,423
Marchex Inc ‘B’	12,788	121,997
Measurement Specialties Inc *	8,637	253,496
Mentor Graphics Corp *	34,772	417,264
Mercury Computer Systems Inc *	12,491	229,585
Methode Electronics Inc	9,488	123,059
Microsemi Corp *	28,528	653,291
MKS Instruments Inc *	16,522	404,624
ModusLink Global Solutions Inc *	24,214	162,234
Newport Corp *	14,780	256,729
Novatel Wireless Inc *	16,030	153,086
OmniVision Technologies Inc *	7,309	216,419
Online Resources Corp *	11,665	54,242
Oplink Communications Inc *	7,393	136,549
Opnext Inc *	26,863	47,279
OSI Systems Inc *	2,484	90,318
Park Electrochemical Corp	4,607	138,210
PCTEL Inc *	12,228	73,368
Perficient Inc *	4,875	60,937
Pericom Semiconductor Corp *	13,207	145,013
Photronics Inc *	30,722	181,567
Powerwave Technologies Inc *	77,067	195,750
Quest Software Inc *	3,650	101,251
RealD Inc *	4,832	125,245
RealNetworks Inc *	48,255	202,671
Richardson Electronics Ltd	6,476	75,704
Rimage Corp *	6,197	92,397
Rofin-Sinar Technologies Inc *	232,367	8,235,086
Rogers Corp *	6,022	230,341
S1 Corp *	31,120	214,728
ScanSource Inc *	15,139	482,934
SeaChange International Inc *	9,843	84,158
Sigma Designs Inc *	14,864	210,623
Silicon Graphics International Corp *	16,996	153,474
SMART Modular Technologies Inc * (Cayman)	13,084	75,364
Sonic Solutions Inc *	6,380	95,700
Sonus Networks Inc *	21,485	57,365
Spectrum Control Inc *	4,989	74,785
SRA International Inc ‘A’ *	22,289	455,810
Standard Microsystems Corp *	8,852	255,203
Sycamore Networks Inc	10,869	223,793
Symmetricom Inc *	25,561	181,227
SYNNEX Corp *	12,279	383,105
Take-Two Interactive Software Inc *	36,423	445,817
Tekelec *	33,357	397,282
TeleCommunication Systems Inc ‘A’ *	16,776	78,344
Tessera Technologies Inc *	11,920	264,028
The Knot Inc *	8,775	86,697
THQ Inc *	10,400	63,024
Trident Microsystems Inc *	43,019	76,574
TTM Technologies Inc *	34,636	516,423
Unisys Corp *	14,385	372,428
United Online Inc	38,954	257,096
UTStarcom Inc *	68,618	141,353
ValueClick Inc *	10,363	166,119
ViaSat Inc *	11,604	515,334
X-Rite Inc *	20,603	94,156
Zoran Corp *	25,971	228,545
Zygo Corp *	9,088	111,146

		56,468,490

Materials - 6.1%

A. Schulman Inc	34,891	798,655
A.M. Castle & Co *	9,508	175,042
American Vanguard Corp	11,921	101,805
Aptargroup Inc	164,900	7,844,293
Arch Chemicals Inc	5,022	190,484
Boise Inc	38,526	305,511
Brush Engineered Materials Inc *	10,524	406,647
Buckeye Technologies Inc	21,984	461,884
Cabot Corp	255,300	9,612,045
Century Aluminum Co *	35,548	552,060
Clearwater Paper Corp *	1,607	125,828
Coeur d’Alene Mines Corp *	45,592	1,245,573
Contango ORE Inc *	212	2,223
Ferro Corp *	27,341	400,272
Georgia Gulf Corp *	18,525	445,711
Glatfelter	25,236	309,646
Graham Packaging Co Inc *	9,281	121,024
Graphic Packaging Holding Co *	62,777	244,203
H.B. Fuller Co	25,249	518,109
Haynes International Inc	6,031	252,277
Headwaters Inc *	34,518	158,092
Hecla Mining Co *	140,626	1,583,449
Horsehead Holding Corp *	23,503	306,479
Innophos Holdings Inc	8,870	320,030
Kaiser Aluminum Corp	8,251	413,293
KapStone Paper & Packaging Corp *	21,391	327,282
Landec Corp *	12,823	76,682
Louisiana-Pacific Corp *	70,442	666,381
Metals USA Holdings Corp *	3,274	49,896
Minerals Technologies Inc	9,586	627,020
Molycorp Inc *	7,941	396,256
Myers Industries Inc	20,061	195,394
Neenah Paper Inc	4,313	84,880
Olin Corp	18,229	374,059
Olympic Steel Inc	5,211	149,451
OM Group Inc *	17,151	660,485
PolyOne Corp *	15,750	196,718
Quaker Chemical Corp	1,880	78,340
Rock-Tenn Co ‘A’	13,803	744,672
Rockwood Holdings Inc *	7,509	293,752
RPM International Inc	506,500	11,193,650
RTI International Metals Inc *	14,564	392,937
Sensient Technologies Corp	265,729	9,760,226
Silgan Holdings Inc	14,222	509,290
Spartech Corp *	9,769	91,438
Texas Industries Inc	11,643	533,017
Thompson Creek Metals Co Inc * (Canada)	81,022	1,192,644
TPC Group Inc *	4,465	135,379
Universal Stainless & Alloy Products Inc *	4,074	127,435
US Energy Corp *	15,847	96,350
W.R. Grace & Co *	33,673	1,182,932
Wausau Paper Corp	23,455	201,948

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 35

PACIFIC SELECT FUND
SMALL-CAP EQUITY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Shares	Value
Westlake Chemical Corp	190,099	$8,263,604
Worthington Industries Inc	13,132	241,629
Zoltek Cos Inc *	16,028	185,123

		65,923,505

Telecommunication Services - 0.2%

Cincinnati Bell Inc *	83,551	233,943
Consolidated Communications Holdings Inc	3,919	75,637
FiberTower Corp *	27,264	121,597
General Communication Inc ‘A’ *	27,103	343,124
Global Crossing Ltd * (Bermuda)	7,339	94,820
Globalstar Inc *	45,338	65,740
IDT Corp ‘B’	8,209	210,561
Iridium Communications Inc *	19,882	164,026
PAETEC Holding Corp *	23,539	88,036
Premiere Global Services Inc *	33,786	229,745
USA Mobility Inc	6,454	114,688
Vonage Holdings Corp *	35,906	80,429

		1,822,346

Utilities - 4.1%

ALLETE Inc	17,167	639,642
American States Water Co	10,383	357,902
Artesian Resources Corp ‘A’	4,381	83,020
Avista Corp	30,545	687,873
Black Hills Corp	21,661	649,830
California Water Service Group	10,763	401,137
Central Vermont Public Service Corp	7,337	160,387
CH Energy Group Inc	8,732	426,907
Chesapeake Utilities Corp	5,351	222,174
Cleco Corp	33,119	1,018,740
Connecticut Water Service Inc	5,267	146,844
Consolidated Water Co Ltd (Cayman)	9,026	82,768
Dynegy Inc *	56,100	315,282
El Paso Electric Co *	24,643	678,422
Energen Corp	171,000	8,252,460
IDACORP Inc	26,062	963,773
MGE Energy Inc	12,910	552,032
Middlesex Water Co	8,954	164,306
New Jersey Resources Corp	22,224	958,077
Nicor Inc	24,299	1,213,006
Northwest Natural Gas Co	14,229	661,222
NorthWestern Corp	20,015	577,032
NV Energy Inc	808,650	11,361,533
Otter Tail Corp	18,981	427,832
Piedmont Natural Gas Co Inc	38,562	1,078,194
PNM Resources Inc	468,211	6,096,107
Portland General Electric Co	41,409	898,575
SJW Corp	7,477	197,916
South Jersey Industries Inc	13,221	698,333
Southwest Gas Corp	24,346	892,768
The Empire District Electric Co	22,386	496,969
The Laclede Group Inc	12,066	440,892
UIL Holdings Corp	27,699	829,862
UniSource Energy Corp	20,032	717,947
Unitil Corp	6,543	148,788
WGL Holdings Inc	27,035	967,042
York Water Co	8,018	138,631

		44,604,225

Total Common Stocks
(Cost $975,303,844)		1,058,517,912

CLOSED-END MUTUAL FUND - 0.0%

Kayne Anderson Energy Development Co	6,098	109,825

Total Closed-End Mutual Fund
(Cost $97,241)		109,825

EXCHANGE-TRADED FUND - 0.2%

iShares Russell 2000 Value Index Fund	32,280	2,294,785

Total Exchange-Traded Fund
(Cost $2,255,368)		2,294,785

	Principal
	Amount
CORPORATE BONDS & NOTES - 0.0%

Financials - 0.0%

GAMCO Investors Inc
0.000% due 12/31/15	$5,000	5,000

Total Corporate Bonds & Notes
(Cost $5,053)		5,000

SHORT-TERM INVESTMENTS - 2.5%

U.S. Government Agency Issues - 1.6%

Federal Farm Credit Bank 0.112% due 01/03/11	2,205,000	2,204,999
Federal Home Loan Bank 0.010% due 01/03/11	15,440,000	15,439,999

		17,644,998

Repurchase Agreement - 0.9%

Fixed Income Clearing Corp 0.010% due 01/03/11 (Dated 12/31/10, repurchase price of $9,850,480; collateralized by Federal Home Loan Bank: 0.500% due 06/30/11 and value $380,475; and Freddie Mac: 0.000% due 06/29/11 and value $9,675,160)	9,850,471	9,850,471

Total Short-Term Investments
(Cost $27,495,469)		27,495,469

TOTAL INVESTMENTS - 99.9%
(Cost $1,005,156,975)		1,088,422,991

OTHER ASSETS & LIABILITIES, NET - 0.1%		945,875

NET ASSETS - 100.0%		$1,089,368,866

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 35

PACIFIC SELECT FUND
SMALL-CAP EQUITY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

Notes to Schedule of Investments

(a)	As of December 31, 2010, the portfolio was diversified as a percentage of net assets as follows:

Industrials	27.0%
Financials	21.7%
Consumer Discretionary	15.5%
Energy	11.1%
Materials	6.1%
Information Technology	5.2%
Health Care	4.7%
Utilities	4.1%
Short-Term Investments	2.5%
Consumer Staples	1.6%
Exchange-Traded Fund	0.2%
Telecommunication Services	0.2%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	As of December 31, 2010, $254,000 in cash was segregated with the broker(s)/custodian as collateral for open futures contracts.

(d)	Open futures contracts outstanding as of December 31, 2010 were as follows:

	Number of	Notional	Unrealized
Long Futures Outstanding	Contracts	Amount	Appreciation
Russell 2000 Mini (03/11)	21	$1,612,880	$29,950

(e)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 15 in the Notes to Financial Statements) as of December 31, 2010:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2010	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Common Stocks (1)	$1,058,517,912	$1,058,517,912	$-	$-
	Closed-End Mutual Fund	109,825	109,825	-	-
	Exchange-Traded Fund	2,294,785	2,294,785	-	-
	Corporate Bonds & Notes	5,000	-	5,000	-
	Short-Term Investments	27,495,469	-	27,495,469	-
	Derivatives:
	Equity Contracts
	Futures	29,950	29,950	-	-

	Total	$1,088,452,941	$1,060,952,472	$27,500,469	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 35

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments
December 31, 2010

	Shares	Value
RIGHTS - 0.0%

Energy - 0.0%

GreenHunter Energy Inc Exp. 09/14/11 * + Δ	209	$-

Total Rights
(Cost $0)		-

COMMON STOCKS - 97.9%

Consumer Discretionary - 13.5%

99 Cents Only Stores *	16,032	255,550
AFC Enterprises Inc *	11,936	165,910
AH Belo Corp ‘A’ *	8,973	78,065
Ambassadors Group Inc	8,876	102,074
America’s Car-Mart Inc *	4,363	118,150
American Axle & Manufacturing Holdings Inc *	26,100	335,646
American Greetings Corp ‘A’	17,491	387,601
American Public Education Inc *	8,078	300,825
Amerigon Inc *	9,636	104,840
Ameristar Casinos Inc	12,404	193,874
AnnTaylor Stores Corp *	25,601	701,211
Arbitron Inc	11,630	482,878
Archipelago Learning Inc *	5,449	53,455
Asbury Automotive Group Inc *	12,674	234,215
Ascent Media Corp ‘A’ *	7,132	276,436
Audiovox Corp ‘A’ *	9,014	77,791
Ballantyne Strong Inc *	6,888	53,520
Barnes & Noble Inc	16,477	233,150
Beazer Homes USA Inc *	32,817	176,884
bebe Stores Inc	14,612	87,087
Belo Corp ‘A’ *	40,622	287,604
Big 5 Sporting Goods Corp	9,888	150,990
Biglari Holdings Inc *	641	262,945
BJ’s Restaurants Inc *	9,485	336,054
Blue Nile Inc *	5,538	315,998
Blyth Inc	2,667	91,958
Bob Evans Farms Inc	12,740	419,910
Boyd Gaming Corp *	23,693	251,146
Bridgepoint Education Inc *	8,527	162,013
Brown Shoe Co Inc	19,114	266,258
Brunswick Corp	38,712	725,463
Buffalo Wild Wings Inc *	7,724	338,697
Cabela’s Inc *	17,016	370,098
California Pizza Kitchen Inc *	8,693	150,215
Callaway Golf Co	28,534	230,269
Capella Education Co *	7,325	487,698
Carter’s Inc *	25,821	761,978
Casual Male Retail Group Inc *	19,567	92,748
Cavco Industries Inc *	3,062	142,965
CEC Entertainment Inc *	9,280	360,342
Charming Shoppes Inc *	51,549	182,999
Cherokee Inc	4,140	77,873
Christopher & Banks Corp	16,331	100,436
Churchill Downs Inc	5,165	224,161
Cinemark Holdings Inc	25,011	431,190
Citi Trends Inc *	6,589	161,760
CKX Inc *	24,787	99,892
Coinstar Inc *	13,565	765,609
Coldwater Creek Inc *	27,101	85,910
Collective Brands Inc *	28,151	593,986
Columbia Sportswear Co	2,992	180,418
Cooper Tire & Rubber Co	26,050	614,259
Core-Mark Holding Co Inc *	4,924	175,245
Corinthian Colleges Inc *	37,931	197,620
Cracker Barrel Old Country Store Inc	9,682	530,283
Crocs Inc *	37,674	644,979
CSS Industries Inc	3,597	74,134
Dana Holding Corp *	59,762	1,028,504
Deckers Outdoor Corp *	14,830	1,182,544
Denny’s Corp *	44,816	160,441
Destination Maternity Corp *	2,466	93,535
Dex One Corp *	21,515	160,502
Dillard’s Inc ‘A’	17,699	671,500
DineEquity Inc *	7,883	389,263
Domino’s Pizza Inc *	16,092	256,667
Dorman Products Inc *	4,288	155,397
Drew Industries Inc	8,289	188,326
drugstore.com Inc *	42,479	93,879
DSW Inc ‘A’ *	6,109	238,862
Eastman Kodak Co *	116,836	626,241
Entercom Communications Corp ‘A’ *	11,020	127,612
Entravision Communications Corp ‘A’ *	24,156	62,081
Ethan Allen Interiors Inc	10,879	217,689
EW Scripps Co ‘A’ *	14,905	151,286
Exide Technologies *	33,261	312,986
Express Inc	6,952	130,698
Fisher Communications Inc *	3,428	74,730
Fred’s Inc ‘A’	17,554	241,543
Fuel Systems Solutions Inc *	6,010	176,574
Furniture Brands International Inc *	19,528	100,374
G-III Apparel Group Ltd *	6,978	245,277
Gaiam Inc ‘A’	8,128	62,586
Gaylord Entertainment Co *	15,334	551,104
Genesco Inc *	10,170	381,273
Global Sources Ltd * (Bermuda)	10,569	100,617
Grand Canyon Education Inc *	13,589	266,208
Gray Television Inc *	22,642	42,341
Group 1 Automotive Inc	10,417	435,014
Harte-Hanks Inc	17,028	217,448
Haverty Furniture Cos Inc	8,369	108,630
Helen of Troy Ltd * (Bermuda)	13,546	402,858
hhgregg Inc *	5,813	121,782
Hibbett Sports Inc *	12,487	460,770
Hooker Furniture Corp	5,553	78,464
Hot Topic Inc	19,773	123,977
Hovnanian Enterprises Inc ‘A’ *	23,138	94,634
HSN Inc *	16,589	508,287
Iconix Brand Group Inc *	31,360	605,562
Interval Leisure Group Inc *	17,668	285,161
iRobot Corp *	9,318	231,832
Jack in the Box Inc *	22,040	465,705
JAKKS Pacific Inc *	12,831	233,781
Jamba Inc *	29,072	65,993
Jo-Ann Stores Inc *	11,311	681,148
Jos. A. Bank Clothiers Inc *	11,426	460,696
Journal Communications Inc ‘A’ *	19,943	100,712
K-Swiss Inc ‘A’ *	12,057	150,351
K12 Inc *	11,055	316,836
Kirkland’s Inc *	7,529	105,632
Knology Inc *	13,877	216,897
Krispy Kreme Doughnuts Inc *	26,814	187,162
La-Z-Boy Inc *	23,088	208,254
LeapFrog Enterprises Inc *	15,502	86,036
Lee Enterprises Inc *	21,155	52,041
Libbey Inc *	7,516	116,272
Life Time Fitness Inc *	17,967	736,467
Lifetime Brands Inc *	4,601	64,598
LIN TV Corp ‘A’ *	13,729	72,764
Lincoln Educational Services Corp	7,172	111,238
Lions Gate Entertainment Corp * (Canada)	30,126	196,120
Lithia Motors Inc ‘A’	9,739	139,170
Live Nation Entertainment Inc *	61,595	703,415
Liz Claiborne Inc *	41,790	299,216
LodgeNet Interactive Corp *	12,075	51,319
Lumber Liquidators Holdings Inc *	9,791	243,894

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 35

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Shares	Value
M/I Homes Inc *	8,454	$130,022
Mac-Gray Corp	5,700	85,215
Maidenform Brands Inc *	10,174	241,836
Marcus Corp	10,029	133,085
MarineMax Inc *	10,391	97,156
Martha Stewart Living Omnimedia Inc ‘A’ *	12,404	54,826
Matthews International Corp ‘A’	12,994	454,530
McCormick & Schmick’s Seafood Restaurants Inc *	7,391	67,184
Media General Inc ‘A’ *	10,211	59,020
Mediacom Communications Corp ‘A’ *	18,654	157,813
Meritage Homes Corp *	13,953	309,757
Midas Inc *	6,286	50,979
Modine Manufacturing Co *	20,312	314,836
Monro Muffler Brake Inc	13,026	450,569
Morgans Hotel Group Co *	10,966	99,462
Movado Group Inc *	7,300	117,822
Multimedia Games Inc *	13,500	75,330
National CineMedia Inc	19,084	379,962
NutriSystem Inc	12,268	257,996
O’Charley’s Inc *	9,051	65,167
OfficeMax Inc *	36,920	653,484
Orient-Express Hotels Ltd ‘A’ * (Bermuda)	40,219	522,445
Overstock.com Inc *	6,623	109,147
Oxford Industries Inc	6,490	166,209
P.F. Chang’s China Bistro Inc	9,879	478,736
Pacific Sunwear of California Inc *	30,242	163,912
Papa John’s International Inc *	8,628	238,996
Peet’s Coffee & Tea Inc *	5,171	215,838
Penske Automotive Group Inc *	19,136	333,349
Perry Ellis International Inc *	4,711	129,411
PetMed Express Inc	10,223	182,072
Pier 1 Imports Inc *	45,673	479,566
Pinnacle Entertainment Inc *	27,062	379,409
Polaris Industries Inc	13,328	1,039,851
Pool Corp	21,731	489,817
Pre-Paid Legal Services Inc *	3,273	197,198
Quiksilver Inc *	57,038	289,183
RC2 Corp *	9,773	212,758
Red Robin Gourmet Burgers Inc *	6,979	149,839
Regis Corp	24,874	412,908
Rent-A-Center Inc	22,891	738,921
Rentrak Corp *	4,557	137,439
Retail Ventures Inc *	10,825	176,447
Ruby Tuesday Inc *	28,328	369,964
Rue21 Inc *	6,457	189,255
Ruth’s Hospitality Group Inc *	13,758	63,700
Saks Inc *	58,802	629,181
Sally Beauty Holdings Inc *	41,081	596,907
Scholastic Corp	12,906	381,243
Scientific Games Corp ‘A’ *	28,064	279,517
Sealy Corp *	21,940	64,065
Select Comfort Corp *	23,863	217,869
Shoe Carnival Inc *	4,272	115,344
Shuffle Master Inc *	23,817	272,705
Shutterfly Inc *	11,800	413,354
Sinclair Broadcast Group Inc ‘A’	20,896	170,929
Skechers U.S.A. Inc ‘A’ *	15,106	302,120
Skyline Corp	3,443	89,793
Smith & Wesson Holding Corp *	27,019	101,051
Sonic Automotive Inc ‘A’	17,649	233,673
Sonic Corp *	26,814	271,358
Sotheby’s	28,489	1,282,005
Spartan Motors Inc	14,607	88,957
Speedway Motorsports Inc	5,845	89,545
Stage Stores Inc	17,323	300,381
Standard Motor Products Inc	8,740	119,738
Standard Pacific Corp *	46,513	213,960
Stein Mart Inc	12,324	113,997
Steiner Leisure Ltd * (Bahamas)	6,626	309,434
Steinway Musical Instruments Inc *	3,029	60,126
Steven Madden Ltd *	10,600	442,232
Stewart Enterprises Inc ‘A’	35,322	236,304
Stoneridge Inc *	7,105	112,188
Sturm Ruger & Co Inc	8,556	130,821
Superior Industries International Inc	10,165	215,701
SuperMedia Inc *	5,583	48,628
Systemax Inc *	4,941	69,668
Tenneco Inc *	25,192	1,036,903
Texas Roadhouse Inc *	24,442	419,669
The Bon-Ton Stores Inc *	5,535	70,073
The Buckle Inc	11,323	427,670
The Cato Corp ‘A’	11,744	321,903
The Cheesecake Factory Inc *	25,577	784,191
The Children’s Place Retail Stores Inc *	9,587	475,899
The Dress Barn Inc *	24,040	635,137
The Finish Line Inc ‘A’	22,080	379,555
The Jones Group Inc	38,170	593,162
The McClatchy Co ‘A’ *	26,434	123,447
The Men’s Wearhouse Inc	22,777	568,969
The Pep Boys-Manny, Moe & Jack	23,411	314,410
The Ryland Group Inc	19,100	325,273
The Talbots Inc *	30,424	259,212
The Timberland Co ‘A’ *	18,198	447,489
The Warnaco Group Inc *	18,911	1,041,429
The Wet Seal Inc ‘A’ *	45,920	169,904
True Religion Apparel Inc *	11,177	248,800
Tuesday Morning Corp *	13,578	71,692
Ulta Salon Cosmetics & Fragrance Inc *	13,590	462,060
Under Armour Inc ‘A’ *	15,275	837,681
Unifi Inc *	6,650	112,584
Universal Electronics Inc *	6,203	175,979
Universal Technical Institute Inc	9,213	202,870
Vail Resorts Inc *	15,791	821,764
Valassis Communications Inc *	21,432	693,325
Vera Bradley Inc *	5,319	175,527
Vitamin Shoppe Inc *	7,029	236,456
Volcom Inc	8,650	163,225
Warner Music Group Corp *	20,151	113,450
West Marine Inc *	7,077	74,875
Weyco Group Inc	3,734	91,446
Winnebago Industries Inc *	12,560	190,912
Wolverine World Wide Inc	21,634	689,692
World Wrestling Entertainment Inc ‘A’	11,045	157,281
Zumiez Inc *	9,192	246,989

		68,252,159

Consumer Staples - 2.8%

Alliance One International Inc *	39,124	165,886
Arden Group Inc ‘A’	631	52,058
B&G Foods Inc	21,321	292,737
Cal-Maine Foods Inc	6,197	195,701
Calavo Growers Inc	5,200	119,860
Casey’s General Stores Inc	13,532	575,245
Central Garden & Pet Co ‘A’ *	25,375	250,705
Chiquita Brands International Inc *	19,683	275,956
Coca-Cola Bottling Co Consolidated	1,970	109,493
Darling International Inc *	35,977	477,775
Diamond Foods Inc	9,504	505,423
Dole Food Co Inc *	15,938	215,322
Elizabeth Arden Inc *	10,925	251,384
Farmer Bros. Co	3,710	66,038
Fresh Del Monte Produce Inc (Cayman)	17,175	428,516
Heckmann Corp *	39,852	200,456
Imperial Sugar Co	5,557	74,297
Ingles Markets Inc ‘A’	6,694	128,525
Inter Parfums Inc	6,835	128,840
J&J Snack Foods Corp	6,241	301,066
John B. Sanfilippo & Son Inc *	4,369	54,350
Lancaster Colony Corp	6,629	379,179

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 35

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Shares	Value
Medifast Inc *	5,907	$170,594
Nash Finch Co	5,760	244,858
National Beverage Corp	5,141	67,553
Nu Skin Enterprises Inc ‘A’	20,627	624,173
Nutraceutical International Corp *	4,882	69,276
Oil-Dri Corp of America	3,224	69,284
Pilgrim’s Pride Corp *	22,414	158,915
Prestige Brands Holdings Inc *	19,301	230,647
PriceSmart Inc	6,307	239,855
Rite Aid Corp *	243,239	214,829
Ruddick Corp	19,117	704,270
Sanderson Farms Inc	9,836	385,079
Seneca Foods Corp ‘A’ *	3,602	97,182
Smart Balance Inc *	28,573	123,721
Snyder’s-Lance Inc	11,426	267,825
Spartan Stores Inc	10,450	177,128
Spectrum Brands Holdings Inc *	5,383	167,788
Star Scientific Inc *	42,892	83,639
Synutra International Inc *	8,048	108,246
The Andersons Inc	8,124	295,307
The Boston Beer Co Inc ‘A’ *	4,005	380,835
The Female Health Co	8,790	50,015
The Fresh Market Inc *	6,371	262,485
The Hain Celestial Group Inc *	17,890	484,103
The Pantry Inc *	10,335	205,253
Tootsie Roll Industries Inc	7,884	228,399
TreeHouse Foods Inc *	15,048	768,802
United Natural Foods Inc *	18,786	689,070
Universal Corp	9,985	406,390
USANA Health Sciences Inc *	2,810	122,095
Vector Group Ltd	19,415	336,268
Village Super Market Inc ‘A’	3,291	108,603
WD-40 Co	7,324	295,011
Weis Markets Inc	5,025	202,658
Winn-Dixie Stores Inc *	24,624	176,554

		14,465,522

Energy - 6.2%

Apco Oil and Gas International Inc (Cayman)	4,236	243,570
Approach Resources Inc *	6,600	152,460
ATP Oil & Gas Corp *	19,379	324,404
Basic Energy Services Inc *	10,820	178,314
Berry Petroleum Co ‘A’	21,868	955,632
Bill Barrett Corp *	19,423	798,868
BPZ Resources Inc *	42,950	204,442
Brigham Exploration Co *	50,317	1,370,635
Bristow Group Inc *	15,314	725,118
Cal Dive International Inc *	41,165	233,406
Callon Petroleum Co *	12,665	74,977
CARBO Ceramics Inc	6,938	718,360
Carrizo Oil & Gas Inc *	13,724	473,341
Cheniere Energy Inc *	26,143	144,309
Clayton Williams Energy Inc *	2,677	224,788
Clean Energy Fuels Corp *	17,765	245,868
Cloud Peak Energy Inc *	13,706	318,390
Complete Production Services Inc *	34,017	1,005,202
Contango Oil & Gas Co *	4,978	288,376
Crosstex Energy Inc	18,903	167,481
CVR Energy Inc *	13,963	211,958
Dawson Geophysical Co *	3,728	118,923
Delek US Holdings Inc	7,664	55,794
Delta Petroleum Corp *	85,733	65,157
DHT Holdings Inc	22,229	103,365
Dril-Quip Inc *	14,601	1,134,790
Endeavour International Corp *	9,367	129,265
Energy Partners Ltd *	12,963	192,630
Energy XXI Ltd * (Bermuda)	29,037	803,454
FX Energy Inc *	20,862	128,301
Gastar Exploration Ltd * (Canada)	20,048	86,206
General Maritime Corp	34,187	111,108
Georesources Inc *	6,038	134,104
Global Industries Ltd *	44,823	310,623
GMX Resources Inc *	13,746	75,878
Golar LNG Ltd (Bermuda)	16,299	244,648
Goodrich Petroleum Corp *	10,789	190,318
Green Plains Renewable Energy Inc *	7,257	81,714
Gulf Island Fabrication Inc	6,618	186,495
GulfMark Offshore Inc ‘A’ *	10,223	310,779
Gulfport Energy Corp *	12,140	262,831
Harvest Natural Resources Inc *	15,131	184,144
Helix Energy Solutions Group Inc *	44,974	545,984
Hercules Offshore Inc *	51,786	179,180
Hornbeck Offshore Services Inc *	10,153	211,995
Houston American Energy Corp	8,163	147,669
International Coal Group Inc *	57,043	441,513
ION Geophysical Corp *	55,788	473,082
James River Coal Co *	12,068	305,682
Key Energy Services Inc *	54,802	711,330
Knightsbridge Tankers Ltd (Bermuda)	7,691	171,279
Kodiak Oil & Gas Corp * (Canada)	74,636	492,598
L&L Energy Inc *	6,224	67,219
Lufkin Industries Inc	13,121	818,619
Magnum Hunter Resources Corp *	22,047	158,738
Matrix Service Co *	11,902	144,966
McMoRan Exploration Co *	36,333	622,748
Natural Gas Services Group Inc *	5,677	107,352
Newpark Resources Inc *	39,351	242,402
Nordic American Tanker Shipping Ltd (Bermuda)	20,232	526,437
Northern Oil & Gas Inc *	19,479	530,024
Oasis Petroleum Inc *	20,574	557,967
Overseas Shipholding Group Inc	10,962	388,274
OYO Geospace Corp *	1,893	187,615
Panhandle Oil & Gas Inc ‘A’	3,417	93,694
Parker Drilling Co *	51,492	235,318
Patriot Coal Corp *	33,957	657,747
Penn Virginia Corp	19,883	334,432
Petroleum Development Corp *	8,583	362,288
PetroQuest Energy Inc *	24,294	182,934
PHI Inc *	6,146	115,791
Pioneer Drilling Co *	24,048	211,863
RAM Energy Resources Inc *	26,959	49,605
Rentech Inc *	98,564	120,248
Resolute Energy Corp *	16,798	247,938
REX American Resources Corp *	3,571	54,851
Rex Energy Corp *	14,413	196,737
Rosetta Resources Inc *	23,173	872,232
RPC Inc	19,150	346,998
Scorpio Tankers Inc *	6,262	63,309
Ship Finance International Ltd (Bermuda)	19,369	416,821
Stone Energy Corp *	18,875	420,724
Swift Energy Co *	16,462	644,487
Syntroleum Corp *	32,200	59,570
T-3 Energy Services Inc *	5,943	236,710
Teekay Tankers Ltd ‘A’	11,883	146,636
Tesco Corp * (Canada)	13,446	213,522
TETRA Technologies Inc *	33,015	391,888
TransAtlantic Petroleum Ltd * (Bermuda)	63,548	211,615
Uranium Energy Corp *	28,206	170,364
USEC Inc *	49,517	298,092
Vaalco Energy Inc *	22,711	162,611
Vantage Drilling Co * (Cayman)	57,532	116,790
Venoco Inc *	8,905	164,297
W&T Offshore Inc	15,650	279,665
Warren Resources Inc *	32,727	147,926
Western Refining Inc *	23,508	248,715
Willbros Group Inc *	17,784	174,639
World Fuel Services Corp	26,264	949,706

		31,603,862

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 35

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Shares	Value

Financials - 20.0%

1st Source Corp	6,848	$138,604
1st United Bancorp Inc *	10,254	70,855
Abington Bancorp Inc	10,362	123,619
Acadia Realty Trust REIT	17,501	319,218
Advance America Cash Advance Centers Inc	24,743	139,551
Agree Realty Corp REIT	4,153	108,767
Alexander’s Inc REIT	854	352,087
Alliance Financial Corp	2,498	80,810
Alterra Capital Holdings Ltd (Bermuda)	35,731	773,219
American Campus Communities Inc REIT	28,374	901,158
American Capital Agency Corp REIT	21,354	613,714
American Capital Ltd *	147,691	1,116,544
American Equity Investment Life Holding Co	25,187	316,097
American National Bankshares Inc	3,320	78,186
American Safety Insurance Holdings Ltd * (Bermuda)	5,042	107,798
Ameris Bancorp *	10,934	115,244
Amerisafe Inc *	8,461	148,068
Ames National Corp	3,875	83,971
AmTrust Financial Services Inc	10,045	175,788
Anworth Mortgage Asset Corp REIT	48,415	338,905
Apollo Commercial Real Estate Finance Inc REIT	5,337	87,260
Apollo Investment Corp	85,474	946,197
Argo Group International Holdings Ltd (Bermuda)	13,520	506,324
Arrow Financial Corp	4,542	124,950
Artio Global Investors Inc	12,265	180,909
Ashford Hospitality Trust Inc REIT *	18,507	178,593
Associated Estates Realty Corp REIT	14,640	223,846
Astoria Financial Corp	37,254	518,203
Avatar Holdings Inc *	4,280	84,830
Baldwin & Lyons Inc ‘B’	4,168	98,073
BancFirst Corp	3,043	125,341
Banco Latinoamericano de Comerico Exterior SA ‘E’ (Panama)	12,525	231,212
Bank Mutual Corp	21,255	101,599
Bank of Marin Bancorp	2,647	92,645
Bank of the Ozarks Inc	5,690	246,662
BankFinancial Corp	10,025	97,744
Beneficial Mutual Bancorp Inc *	15,453	136,450
Berkshire Hills Bancorp Inc	6,500	143,650
BGC Partners Inc ‘A’	25,270	209,994
BioMed Realty Trust Inc REIT	55,359	1,032,445
BlackRock Kelso Capital Corp	24,681	272,972
Boston Private Financial Holdings Inc	30,596	200,404
Bridge Bancorp Inc	3,280	80,852
Brookline Bancorp Inc	26,027	282,393
Bryn Mawr Bank Corp	4,230	73,814
Calamos Asset Management Inc ‘A’	8,428	117,992
Camden National Corp	3,539	128,218
Campus Crest Communities Inc REIT	12,861	180,311
Capital City Bank Group Inc	5,614	70,736
Capital Southwest Corp	1,280	132,864
CapLease Inc REIT	26,655	155,132
Capstead Mortgage Corp REIT	29,492	371,304
Cardinal Financial Corp	13,195	153,458
Cash America International Inc	12,923	477,246
Cathay General Bancorp	34,294	572,710
CBL & Associates Properties Inc REIT	59,951	1,049,143
Cedar Shopping Centers Inc REIT	24,589	154,665
Center Financial Corp *	16,089	121,955
Centerstate Banks Inc	10,034	79,469
Chatham Lodging Trust REIT	4,364	75,279
Chemical Financial Corp	10,715	237,337
Chesapeake Lodging Trust REIT	4,302	80,921
Citizens & Northern Corp	5,737	85,252
Citizens Inc *	15,954	118,857
Citizens Republic Bancorp Inc *	175,207	107,752
City Holding Co	6,800	246,364
CNA Surety Corp *	7,768	183,946
CNB Financial Corp	4,744	70,259
CNO Financial Group Inc *	96,172	652,046
CoBiz Financial Inc	15,382	93,523
Cogdell Spencer Inc REIT	20,214	117,241
Cohen & Steers Inc	7,398	193,088
Colonial Properties Trust REIT	30,507	550,651
Colony Financial Inc REIT	6,853	137,197
Columbia Banking System Inc	17,086	359,831
Community Bank System Inc	14,406	400,055
Community Trust Bancorp Inc	6,122	177,293
Compass Diversified Holdings	14,611	258,469
Consolidated-Tomoka Land Co	2,668	77,105
Cousins Properties Inc REIT	39,590	330,181
Cowen Group Inc ‘A’ *	16,259	75,767
Credit Acceptance Corp *	2,299	144,308
CreXus Investment Corp REIT	6,729	88,150
CVB Financial Corp	38,862	336,934
Cypress Sharpridge Investments Inc REIT	21,034	271,549
Danvers Bancorp Inc	8,816	155,779
DCT Industrial Trust Inc REIT	92,466	490,994
Delphi Financial Group Inc ‘A’	20,325	586,173
Diamond Hill Investment Group Inc	1,123	81,238
DiamondRock Hospitality Co REIT *	66,572	798,864
Dime Community Bancshares Inc	12,305	179,530
Dollar Financial Corp *	10,994	314,758
Donegal Group Inc ‘A’	5,910	85,577
Duff & Phelps Corp ‘A’	12,165	205,102
DuPont Fabros Technology Inc REIT	17,827	379,180
Dynex Capital Inc REIT	8,683	94,818
Eagle Bancorp Inc *	7,603	109,711
EastGroup Properties Inc REIT	11,567	489,515
Education Realty Trust Inc REIT	25,850	200,855
eHealth Inc *	10,679	151,535
EMC Insurance Group Inc	2,549	57,709
Employers Holdings Inc	18,655	326,089
Encore Capital Group Inc *	6,295	147,618
Enstar Group Ltd * (Bermuda)	3,040	257,123
Enterprise Financial Services Corp	7,360	76,986
Entertainment Properties Trust REIT	19,996	924,815
Epoch Holding Corp	6,105	94,811
Equity Lifestyle Properties Inc REIT	11,088	620,152
Equity One Inc REIT	15,547	282,644
ESB Financial Corp	4,759	77,286
ESSA Bancorp Inc	7,729	102,177
Evercore Partners Inc ‘A’	6,744	229,296
Excel Trust Inc REIT	7,336	88,766
Extra Space Storage Inc REIT	38,043	661,948
Ezcorp Inc ‘A’ *	20,307	550,929
F.N.B. Corp	49,694	487,995
FBL Financial Group Inc ‘A’	5,795	166,143
FBR Capital Markets Corp *	23,047	88,040
FelCor Lodging Trust Inc REIT *	42,170	296,877
Fifth Street Finance Corp	19,539	237,203
Financial Engines Inc *	6,018	119,337
Financial Institutions Inc	5,120	97,126
First American Financial Corp	44,710	667,967
First Bancorp	6,781	103,817
First Busey Corp	24,179	113,641
First Cash Financial Services Inc *	13,389	414,925
First Commonwealth Financial Corp	37,887	268,240
First Community Bancshares Inc	7,213	107,762
First Financial Bancorp	25,061	463,127
First Financial Bankshares Inc	8,893	455,144
First Financial Corp	5,021	176,438
First Financial Holdings Inc	7,806	89,847
First Industrial Realty Trust Inc REIT *	28,292	247,838
First Interstate Bancsystem Inc	5,804	88,453

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 35

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Shares	Value

First Merchants Corp	11,922	$105,629
First Mercury Financial Corp	6,938	113,783
First Midwest Bancorp Inc	32,110	369,907
First Potomac Realty Trust REIT	16,474	277,093
FirstMerit Corp	40,091	793,401
Flagstone Reinsurance Holdings SA (Luxembourg)	22,942	289,069
Flushing Financial Corp	13,969	195,566
Forestar Group Inc *	15,998	308,761
FPIC Insurance Group Inc *	4,549	168,131
Franklin Street Properties Corp REIT	30,013	427,685
GAMCO Investors Inc ‘A’	2,987	143,406
German American Bancorp Inc	5,499	101,264
Getty Realty Corp REIT	9,139	285,868
GFI Group Inc	28,477	133,557
Glacier Bancorp Inc	31,132	470,405
Gladstone Capital Corp	9,320	107,366
Gladstone Commercial Corp REIT	5,366	101,042
Gladstone Investment Corp	11,090	84,839
Gleacher & Co Inc *	33,558	79,532
Glimcher Realty Trust REIT	35,984	302,266
Global Indemnity PLC * (Ireland)	6,404	130,962
Government Properties Income Trust REIT	11,978	320,891
Great Southern Bancorp Inc	4,512	106,438
Green Bankshares Inc *	5,584	17,869
Greenlight Capital Re Ltd ‘A’ * (Cayman)	12,487	334,776
Hancock Holding Co	12,440	433,658
Harleysville Group Inc	4,558	167,461
Harris & Harris Group Inc *	14,244	62,389
Hatteras Financial Corp REIT	19,631	594,230
Healthcare Realty Trust Inc REIT	26,696	565,154
Heartland Financial USA Inc	6,054	105,703
Hercules Technology Growth Capital Inc	15,969	165,439
Heritage Financial Corp *	4,275	59,508
Hersha Hospitality Trust REIT	48,992	323,347
Highwoods Properties Inc REIT	27,352	871,161
Hilltop Holdings Inc *	18,056	179,116
Home Bancorp Inc *	4,571	63,171
Home BancShares Inc	9,698	213,647
Home Federal Bancorp Inc	8,159	100,111
Home Properties Inc REIT	14,028	778,414
Horace Mann Educators Corp	17,094	308,376
Hudson Valley Holding Corp	5,673	140,463
IBERIABANK Corp	9,309	550,441
Independent Bank Corp	9,360	253,188
Infinity Property & Casualty Corp	5,906	364,991
Inland Real Estate Corp REIT	32,653	287,346
International Assets Holding Corp *	5,725	135,110
International Bancshares Corp	23,010	460,890
Internet Capital Group Inc *	16,495	234,559
Invesco Mortgage Capital Inc REIT	16,861	368,244
Investment Technology Group Inc *	18,270	299,080
Investors Bancorp Inc *	20,757	272,332
Investors Real Estate Trust REIT	33,677	302,083
iStar Financial Inc REIT *	41,669	325,852
JMP Group Inc	7,123	54,348
Kansas City Life Insurance Co	1,914	63,219
KBW Inc	15,281	426,646
Kearny Financial Corp	7,087	60,948
Kennedy-Wilson Holdings Inc *	9,616	96,064
Kilroy Realty Corp REIT	23,218	846,760
Kite Realty Group Trust REIT	25,065	135,602
Knight Capital Group Inc ‘A’ *	40,119	553,241
LaBranche & Co Inc *	16,489	59,360
Ladenburg Thalmann Financial Services Inc *	41,067	48,048
Lakeland Bancorp Inc	9,609	105,411
Lakeland Financial Corp	7,281	156,250
LaSalle Hotel Properties REIT	30,195	797,148
Lexington Realty Trust REIT	43,265	343,957
Life Partners Holdings Inc	3,656	69,939
LTC Properties Inc REIT	10,418	292,537
Maiden Holdings Ltd (Bermuda)	23,291	183,067
Main Street Capital Corp	5,623	102,282
MainSource Financial Group Inc	9,939	103,465
MarketAxess Holdings Inc	11,922	248,097
Marlin Business Services Corp *	4,220	53,383
MB Financial Inc	23,014	398,602
MCG Capital Corp	33,569	233,976
Meadowbrook Insurance Group Inc	24,193	247,978
Medallion Financial Corp	9,340	76,588
Medical Properties Trust Inc REIT	48,213	522,147
Merchants Bancshares Inc	2,683	73,943
Meridian Interstate Bancorp Inc *	4,989	58,820
Metro Bancorp Inc *	6,185	68,097
MF Global Holdings Ltd *	37,128	310,390
MFA Financial Inc REIT	105,574	861,484
MGIC Investment Corp *	87,400	890,606
Mid-America Apartment Communities Inc REIT	14,177	900,098
MidWestOne Financial Group Inc	3,670	55,454
Mission West Properties Inc REIT	11,158	74,647
Monmouth Real Estate Investment Corp ‘A’ REIT	14,406	122,451
Montpelier Re Holdings Ltd (Bermuda)	30,591	609,985
MVC Capital Inc	10,761	157,111
Nara Bancorp Inc *	16,990	166,842
National Bankshares Inc	3,437	108,231
National Financial Partners Corp *	18,597	249,200
National Health Investors Inc REIT	10,534	474,241
National Interstate Corp	3,143	67,260
National Penn Bancshares Inc	55,685	447,151
National Retail Properties Inc REIT	35,252	934,178
National Western Life Insurance Co ‘A’	939	156,550
NBT Bancorp Inc	14,936	360,704
Nelnet Inc ‘A’	11,663	276,296
NetSpend Holdings Inc *	12,759	163,570
NewAlliance Bancshares Inc	45,478	681,260
Newcastle Investment Corp REIT *	27,759	185,985
NewStar Financial Inc *	13,207	139,598
NGP Capital Resources Co	10,131	93,205
Northfield Bancorp Inc	8,478	112,927
NorthStar Realty Finance Corp REIT	34,819	165,390
Northwest Bancshares Inc	47,539	559,059
OceanFirst Financial Corp	6,897	88,764
Ocwen Financial Corp *	32,381	308,915
Old National Bancorp	37,590	446,945
Omega Healthcare Investors Inc REIT	39,613	888,916
OmniAmerican Bancorp Inc *	6,064	82,167
One Liberty Properties Inc REIT	4,057	67,752
Oppenheimer Holdings Inc ‘A’	4,396	115,219
optionsXpress Holdings Inc	17,723	277,719
Oriental Financial Group Inc	21,428	267,636
Oritani Financial Corp	24,027	294,090
Orrstown Financial Services Inc	3,129	85,766
Pacific Continental Corp	8,772	88,246
PacWest Bancorp	13,596	290,682
Park National Corp	5,359	389,439
Parkway Properties Inc REIT	9,994	175,095
Peapack-Gladstone Financial Corp	4,233	55,241
Pebblebrook Hotel Trust REIT	14,876	302,280
PennantPark Investment Corp	14,047	171,935
Penns Woods Bancorp Inc	2,176	86,605
Pennsylvania REIT	24,307	353,181
Pennymac Mortgage Investment Trust REIT	7,931	143,948
Peoples Bancorp Inc	5,012	78,438
PHH Corp *	24,094	557,776
PICO Holdings Inc *	9,825	312,435
Pinnacle Financial Partners Inc *	14,860	201,799
Piper Jaffray Cos *	7,430	260,124
Platinum Underwriters Holdings Ltd (Bermuda)	15,361	690,784

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 35

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Shares	Value
Portfolio Recovery Associates Inc *	7,449	$560,165
Post Properties Inc REIT	21,085	765,386
Potlatch Corp REIT	16,928	551,006
Presidential Life Corp	9,178	91,138
Primerica Inc	3,986	96,661
PrivateBancorp Inc	22,634	325,477
ProAssurance Corp *	10,545	639,027
Prospect Capital Corp	28,964	312,811
Prosperity Bancshares Inc	19,783	777,076
Provident Financial Services Inc	26,276	397,556
Provident New York Bancorp	17,545	184,047
PS Business Parks Inc REIT	7,806	434,950
Radian Group Inc	58,024	468,254
RAIT Financial Trust REIT *	36,376	79,663
Ramco-Gershenson Properties Trust REIT	16,811	209,297
Redwood Trust Inc REIT	33,829	505,067
Renasant Corp	9,737	164,653
Republic Bancorp Inc ‘A’	4,333	102,909
Resource Capital Corp REIT	19,506	143,954
Retail Opportunity Investments Corp REIT	18,507	183,404
RLI Corp	4,981	261,851
S&T Bancorp Inc	10,864	245,418
S.Y. Bancorp Inc	5,458	133,994
Sabra Health Care Inc REIT	10,831	199,290
Safeguard Scientifics Inc *	9,214	157,375
Safety Insurance Group Inc	5,774	274,669
Sanders Morris Harris Group Inc	9,616	69,716
Sandy Spring Bancorp Inc	10,683	196,888
Saul Centers Inc REIT	2,840	134,474
SCBT Financial Corp	5,687	186,249
SeaBright Holdings Inc	10,437	96,229
Selective Insurance Group Inc	23,490	426,344
Sierra Bancorp	4,542	48,736
Signature Bank *	14,726	736,300
Simmons First National Corp ‘A’	7,583	216,116
Southside Bancshares Inc	7,255	152,863
Southwest Bancorp Inc *	8,629	107,000
Sovran Self Storage Inc REIT	11,892	437,745
Starwood Property Trust Inc REIT	20,881	448,524
State Auto Financial Corp	6,575	114,537
State Bancorp Inc	8,260	76,405
StellarOne Corp	10,418	151,478
Sterling Bancorp	11,907	124,666
Sterling Bancshares Inc	40,346	283,229
Stewart Information Services Corp	8,293	95,618
Stifel Financial Corp *	14,617	906,839
Strategic Hotels & Resorts Inc REIT *	61,679	326,282
Suffolk Bancorp	4,404	108,691
Sun Communities Inc REIT	8,616	286,999
Sunstone Hotel Investors Inc REIT *	43,081	445,027
Susquehanna Bancshares Inc	56,444	546,378
SVB Financial Group *	17,979	953,786
SWS Group Inc	11,980	60,499
Tanger Factory Outlet Centers Inc REIT	15,438	790,271
Tejon Ranch Co *	5,832	160,672
Terreno Realty Corp REIT *	4,600	82,478
Territorial Bancorp Inc	5,763	114,741
Texas Capital Bancshares Inc *	15,842	336,959
The Bancorp Inc *	10,438	106,154
The First Bancorp Inc	4,500	71,055
The First Marblehead Corp *	27,090	58,785
The First of Long Island Corp	2,945	85,140
The Navigators Group Inc *	5,324	268,063
The Phoenix Cos Inc *	51,416	130,597
The PMI Group Inc *	62,687	206,867
THL Credit Inc	4,014	52,222
Thomas Properties Group Inc *	17,119	72,242
TICC Capital Corp	12,184	136,583
Tompkins Financial Corp	3,525	138,039
Tower Bancorp Inc	2,776	61,183
Tower Group Inc	17,696	452,664
TowneBank	10,454	166,114
TradeStation Group Inc *	17,453	117,808
Triangle Capital Corp	5,645	107,255
Trico Bancshares	6,401	103,376
Trustco Bank Corp NY	33,714	213,747
Trustmark Corp	23,916	594,073
Two Harbors Investment Corp REIT	11,784	115,365
U-Store-It Trust REIT	41,267	393,275
UMB Financial Corp	10,527	436,028
UMH Properties Inc REIT	6,212	63,362
Umpqua Holdings Corp	49,788	606,418
Union First Market Bankshares Corp	8,077	119,378
United Bankshares Inc	16,809	490,823
United Community Banks Inc *	41,678	81,272
United Financial Bancorp Inc	8,350	127,505
United Fire & Casualty Co	10,157	226,704
Universal Health Realty Income Trust REIT	5,252	191,856
Univest Corp of Pennsylvania	7,516	144,082
Urstadt Biddle Properties Inc ‘A’ REIT	9,585	186,428
ViewPoint Financial Group	7,047	82,379
Virginia Commerce Bancorp Inc *	9,741	60,199
Virtus Investment Partners Inc *	2,460	111,610
Walter Investment Management Corp REIT	11,361	203,816
Washington Banking Co	7,243	99,302
Washington REIT	25,956	804,376
Washington Trust Bancorp Inc	6,589	144,167
Webster Financial Corp	28,356	558,613
WesBanco Inc	10,295	195,193
West Bancorp Inc	7,678	59,812
West Coast Bancorp *	42,081	118,668
Westamerica Bancorp	9,628	534,065
Western Alliance Bancorp *	25,902	190,639
Westfield Financial Inc	14,664	135,642
Westwood Holdings Group Inc	2,584	103,257
Whitney Holding Corp	41,321	584,692
Wilshire Bancorp Inc	9,119	69,487
Winthrop Realty Trust REIT	8,870	113,447
Wintrust Financial Corp	13,469	444,881
World Acceptance Corp *	7,221	381,269
WSFS Financial Corp	2,357	111,816

		101,686,314

Health Care - 12.1%

Abaxis Inc *	9,651	259,129
ABIOMED Inc *	14,137	135,857
Accelrys Inc *	25,910	215,053
Accuray Inc *	22,411	151,274
Acorda Therapeutics Inc *	16,932	461,566
Affymax Inc *	9,598	63,827
Affymetrix Inc *	31,053	156,197
Air Methods Corp *	4,871	274,091
Akorn Inc *	26,316	159,738
Albany Molecular Research Inc *	11,161	62,725
Alexza Pharmaceuticals Inc *	20,143	25,179
Align Technology Inc *	25,754	503,233
Alkermes Inc *	41,248	506,525
Alliance HealthCare Services Inc *	12,222	51,821
Allied Healthcare International Inc *	22,032	55,300
Allos Therapeutics Inc *	34,767	160,276
Almost Family Inc *	3,578	137,467
Alnylam Pharmaceuticals Inc *	16,098	158,726
Alphatec Holdings Inc *	22,698	61,285
AMAG Pharmaceuticals Inc *	9,162	165,832
Amedisys Inc *	12,308	412,318
America Service Group Inc	4,332	65,586
American Dental Partners Inc *	7,546	101,946
American Medical Systems Holdings Inc *	32,567	614,214
AMERIGROUP Corp *	21,857	959,959
AMN Healthcare Services Inc *	15,276	93,795

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 35

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Shares	Value

AmSurg Corp *	13,191	$276,351
Analogic Corp	5,620	278,246
AngioDynamics Inc *	10,939	168,132
Ardea Biosciences Inc *	6,211	161,486
Arena Pharmaceuticals Inc *	45,455	78,183
ARIAD Pharmaceuticals Inc *	49,450	252,195
ArQule Inc *	18,894	110,908
Array BioPharma Inc *	24,594	73,536
ArthroCare Corp *	11,696	363,278
Assisted Living Concepts Inc ‘A’ *	4,384	142,612
athenahealth Inc *	14,459	592,530
Atrion Corp	726	130,288
Auxilium Pharmaceuticals Inc *	18,366	387,523
AVANIR Pharmaceuticals Inc ‘A’ *	32,720	133,498
AVI BioPharma Inc *	50,679	107,439
Bio-Reference Labs Inc *	10,404	230,761
BioCryst Pharmaceuticals Inc *	13,091	67,680
BioMimetic Therapeutics Inc *	7,238	91,923
Biosante Pharmaceuticals Inc *	30,000	49,200
BioScrip Inc *	17,556	91,818
BMP Sunstone Corp *	13,896	137,709
Bruker Corp *	31,288	519,381
Cadence Pharmaceuticals Inc *	11,914	89,951
Caliper Life Sciences Inc *	20,839	132,119
Cambrex Corp *	15,387	79,551
Cantel Medical Corp	5,593	130,876
Capital Senior Living Corp *	12,805	85,794
Catalyst Health Solutions Inc *	16,389	761,925
Celera Corp *	36,232	228,262
Centene Corp *	21,237	538,146
Cepheid Inc *	25,940	590,135
Cerus Corp *	19,369	47,648
Chelsea Therapeutics International Ltd *	14,911	111,833
Chemed Corp	9,808	622,906
Chindex International Inc *	6,344	104,613
Clinical Data Inc *	5,011	79,725
Codexis Inc *	2,728	28,917
Computer Programs & Systems Inc	4,360	204,222
Conceptus Inc *	13,683	188,825
CONMED Corp *	12,680	335,132
Corvel Corp *	3,294	159,265
Cross Country Healthcare Inc *	14,305	121,163
CryoLife Inc *	12,895	69,891
Cubist Pharmaceuticals Inc *	25,246	540,264
Curis Inc *	35,942	71,165
Cutera Inc *	6,408	53,122
Cyberonics Inc *	12,185	377,979
Cynosure Inc ‘A’ *	4,739	48,480
Cypress Bioscience Inc *	16,138	104,574
Cytokinetics Inc *	22,752	47,552
Cytori Therapeutics Inc *	18,978	98,496
Delcath Systems Inc *	16,511	161,808
Depomed Inc *	25,447	161,843
DexCom Inc *	25,478	347,775
Dionex Corp *	7,034	830,082
DURECT Corp *	41,191	142,109
Dyax Corp *	44,190	94,567
Dynavax Technologies Corp *	33,376	106,803
Emergent BioSolutions Inc *	8,415	197,416
Emeritus Corp *	8,842	174,276
Endologix Inc *	22,142	158,315
Enzo Biochem Inc *	15,911	84,010
Enzon Pharmaceuticals Inc *	21,956	267,205
eResearchTechnology Inc *	21,767	159,987
Eurand NV * (Netherlands)	8,330	98,544
Exact Sciences Corp *	16,820	100,584
Exactech Inc *	3,816	71,817
Exelixis Inc *	48,255	396,174
Five Star Quality Care Inc *	15,168	107,238
Genomic Health Inc *	6,387	136,618
Genoptix Inc *	7,582	144,210
Gentiva Health Services Inc *	12,233	325,398
Geron Corp *	43,379	224,269
Greatbatch Inc *	10,022	242,031
Haemonetics Corp *	9,140	577,465
Halozyme Therapeutics Inc *	31,743	251,405
Hanger Orthopedic Group Inc *	11,291	239,256
HealthSouth Corp *	41,373	856,835
Healthspring Inc *	24,998	663,197
Healthways Inc *	14,794	165,101
HeartWare International Inc *	4,146	363,065
Hi-Tech Pharmacal Co Inc *	4,541	113,298
HMS Holdings Corp *	10,294	666,742
ICU Medical Inc *	5,011	182,901
Idenix Pharmaceuticals Inc *	15,013	75,666
Immucor Inc *	30,123	597,339
ImmunoGen Inc *	29,787	275,828
Immunomedics Inc *	29,712	106,369
Impax Laboratories Inc *	27,386	550,732
Incyte Corp Ltd *	38,584	638,951
Inhibitex Inc *	23,466	61,012
Inspire Pharmaceuticals Inc *	26,840	225,456
Insulet Corp *	16,845	261,097
Integra LifeSciences Holdings Corp *	9,028	427,024
InterMune Inc *	19,961	726,580
Invacare Corp	12,631	380,951
IPC The Hospitalist Co Inc *	7,106	277,205
IRIS International Inc *	7,351	75,201
Ironwood Pharmaceuticals Inc ‘A’ *	9,115	94,340
Isis Pharmaceuticals Inc *	41,132	416,256
Jazz Pharmaceuticals Inc *	7,102	139,767
Kendle International Inc *	6,862	74,727
Kensey Nash Corp *	3,518	97,906
Keryx Biopharmaceuticals Inc *	22,568	103,361
Kindred Healthcare Inc *	17,128	314,641
Landauer Inc	4,154	249,115
LCA-Vision Inc *	8,463	48,662
Lexicon Pharmaceuticals Inc *	88,866	127,967
LHC Group Inc *	6,730	201,900
Ligand Pharmaceuticals Inc ‘B’ *	9,644	86,024
Luminex Corp *	16,376	299,353
Magellan Health Services Inc *	10,862	513,555
MAKO Surgical Corp *	11,481	174,741
MannKind Corp *	27,379	220,675
MAP Pharmaceuticals Inc *	6,421	107,488
Martek Biosciences Corp *	14,404	450,845
Masimo Corp	22,489	653,755
Maxygen Inc	14,586	57,323
MedAssets Inc *	18,815	379,875
MedCath Corp *	9,470	132,107
Medical Action Industries Inc *	6,528	62,538
Medicis Pharmaceutical Corp ‘A’	26,207	702,086
Medidata Solutions Inc *	8,371	199,899
Medivation Inc *	14,947	226,746
MELA Sciences Inc *	10,430	34,941
Merge Healthcare Inc *	23,397	87,271
Meridian Bioscience Inc	17,689	409,677
Merit Medical Systems Inc *	12,286	194,487
Metabolix Inc *	11,898	144,799
Metropolitan Health Networks Inc *	18,164	81,193
Micromet Inc *	35,673	289,665
Molina Healthcare Inc *	5,655	157,492
Momenta Pharmaceuticals Inc *	17,812	266,646
MWI Veterinary Supply Inc *	5,517	348,399
Nabi Biopharmaceuticals *	20,918	121,115
National Healthcare Corp	3,805	176,057
Natus Medical Inc *	12,529	177,661
Nektar Therapeutics *	41,379	531,720
Neogen Corp *	10,207	418,793
Neuralstem Inc *	20,325	43,089

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 35

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Shares	Value
Neurocrine Biosciences Inc *	21,849	$166,926
Novavax Inc *	38,139	92,678
NPS Pharmaceuticals Inc *	26,370	208,323
NuVasive Inc *	16,996	435,947
NxStage Medical Inc *	11,190	278,407
Obagi Medical Products Inc *	8,219	94,929
Omeros Corp *	9,169	75,553
Omnicell Inc *	14,584	210,739
Onyx Pharmaceuticals Inc *	27,226	1,003,823
Opko Health Inc *	40,937	150,239
Optimer Pharmaceuticals Inc *	15,155	171,403
OraSure Technologies Inc *	20,995	120,721
Orexigen Therapeutics Inc *	14,921	120,562
Orthofix International NV * (Netherlands)	7,690	223,010
Orthovita Inc *	30,632	61,570
Osiris Therapeutics Inc *	7,795	60,723
Owens & Minor Inc	26,048	766,593
Pain Therapeutics Inc *	17,452	117,801
Palomar Medical Technologies Inc *	8,284	117,716
Par Pharmaceutical Cos Inc *	15,334	590,512
PAREXEL International Corp *	25,272	536,525
PDL BioPharma Inc	58,750	366,012
Peregrine Pharmaceuticals Inc *	23,610	54,303
Pharmacyclics Inc *	17,209	104,631
Pharmasset Inc *	13,029	565,589
PharMerica Corp *	13,390	153,315
POZEN Inc *	11,911	79,208
Progenics Pharmaceuticals Inc *	13,341	72,842
PSS World Medical Inc *	24,598	555,915
PURE Bioscience *	18,086	40,151
Quality Systems Inc	8,189	571,756
Questcor Pharmaceuticals Inc *	24,500	360,885
Quidel Corp *	9,466	136,784
RehabCare Group Inc *	10,683	253,187
Rigel Pharmaceuticals Inc *	23,374	176,006
RTI Biologics Inc *	25,263	67,452
Rural/Metro Corp *	8,544	124,572
Salix Pharmaceuticals Ltd *	24,907	1,169,633
Sangamo Biosciences Inc *	20,998	139,427
Santarus Inc *	24,829	81,191
Savient Pharmaceuticals Inc *	29,709	330,958
Seattle Genetics Inc *	36,656	548,007
Select Medical Holdings Corp *	21,459	156,865
Sequenom Inc *	38,869	311,729
SIGA Technologies Inc *	14,741	206,374
Sirona Dental Systems Inc *	14,379	600,755
Solta Medical Inc *	27,450	83,723
Somaxon Pharmaceuticals Inc *	13,007	40,972
SonoSite Inc *	6,404	202,366
Spectranetics Corp *	15,504	80,001
Spectrum Pharmaceuticals Inc *	22,679	155,805
Staar Surgical Co *	16,092	98,161
STERIS Corp	25,436	927,397
Sun Healthcare Group Inc *	10,831	137,120
Sunrise Senior Living Inc *	24,948	135,967
SuperGen Inc *	27,506	72,066
SurModics Inc *	7,540	89,500
Symmetry Medical Inc *	15,658	144,836
Syneron Medical Ltd * (Israel)	15,437	157,303
Synovis Life Technologies Inc *	5,136	82,741
Targacept Inc *	10,466	277,349
Team Health Holdings Inc *	6,878	106,884
The Ensign Group Inc	6,340	157,676
The Medicines Co *	23,857	337,099
The Providence Service Corp *	5,886	94,588
Theravance Inc *	27,380	686,417
TomoTherapy Inc *	23,274	84,019
Transcend Services Inc *	4,246	83,179
Triple-S Management Corp ‘B’ *	9,068	173,017
U.S. Physical Therapy Inc *	4,609	91,350
Unilife Corp *	21,208	112,402
Universal American Corp	13,764	281,474
Vanda Pharmaceuticals Inc *	12,583	119,035
Vascular Solutions Inc *	7,721	90,490
Vical Inc *	26,264	53,053
ViroPharma Inc *	33,875	586,715
Vital Images Inc *	6,669	93,233
Vivus Inc *	35,676	334,284
Volcano Corp *	21,935	599,045
WellCare Health Plans Inc *	18,354	554,658
West Pharmaceutical Services Inc	14,189	584,587
Wright Medical Group Inc *	16,756	260,221
XenoPort Inc *	12,505	106,543
Young Innovations Inc	2,616	83,738
ZIOPHARM Oncology Inc *	22,793	106,215
Zoll Medical Corp *	9,342	347,803

		61,265,818

Industrials - 15.5%

3D Systems Corp *	8,334	262,438
A.O. Smith Corp	12,738	485,063
A123 Systems Inc *	31,661	302,046
AAON Inc	5,603	158,061
AAR Corp *	16,816	461,936
ABM Industries Inc	22,527	592,460
Acacia Research Corp *	15,049	390,371
ACCO Brands Corp *	24,468	208,467
Aceto Corp	12,065	108,585
Actuant Corp ‘A’	28,584	760,906
Acuity Brands Inc	17,987	1,037,310
Administaff Inc	9,542	279,581
Advanced Battery Technologies Inc *	26,457	101,859
Aerovironment Inc *	7,176	192,532
Air Transport Services Group Inc *	24,143	190,730
Aircastle Ltd (Bermuda)	22,308	233,119
AirTran Holdings Inc *	58,741	434,096
Alamo Group Inc	2,966	82,514
Alaska Air Group Inc *	14,582	826,654
Albany International Corp ‘A’	12,149	287,810
Allegiant Travel Co	6,624	326,166
Altra Holdings Inc *	12,088	240,068
AMERCO *	3,411	327,592
American Railcar Industries Inc *	4,568	101,090
American Reprographics Co *	16,359	124,165
American Science & Engineering Inc	3,945	336,232
American Superconductor Corp *	19,539	558,620
American Woodmark Corp	4,292	105,326
Ameron International Corp	4,012	306,396
Ampco-Pittsburgh Corp	3,931	110,265
APAC Customer Services Inc *	14,781	89,721
Apogee Enterprises Inc	12,536	168,860
Applied Energetics Inc *	35,717	30,392
Applied Industrial Technologies Inc	17,934	582,496
Applied Signal Technology Inc	6,093	230,864
Arkansas Best Corp	11,164	306,117
ArvinMeritor Inc *	40,835	837,934
Astec Industries Inc *	8,147	264,044
Astronics Corp *	4,366	91,686
Atlas Air Worldwide Holdings Inc *	11,237	627,362
Avis Budget Group Inc *	44,727	695,952
AZZ Inc	5,435	217,454
Badger Meter Inc	6,552	289,729
Baldor Electric Co	20,070	1,265,213
Baltic Trading Ltd	7,496	76,534
Barnes Group Inc	21,179	437,770
Barrett Business Services Inc	4,067	63,242
Beacon Roofing Supply Inc *	19,876	355,184
Belden Inc	20,433	752,343
Blount International Inc *	20,923	329,747
Brady Corp ‘A’	20,406	665,440

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 35

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Shares	Value

Briggs & Stratton Corp	21,718	$427,627
Broadwind Energy Inc *	41,029	94,777
Builders FirstSource Inc *	21,720	42,788
CAI International Inc *	4,754	93,178
Capstone Turbine Corp *	108,728	104,357
Cascade Corp	4,010	189,593
Casella Waste Systems Inc ‘A’ *	14,535	103,053
CBIZ Inc *	19,918	124,288
CDI Corp	5,990	111,354
Celadon Group Inc *	9,060	133,997
Cenveo Inc *	24,584	131,279
Ceradyne Inc *	10,968	345,821
Chart Industries Inc *	12,583	425,054
CIRCOR International Inc	7,548	319,129
CLARCOR Inc	17,837	765,029
Clean Harbors Inc *	8,305	698,284
Colfax Corp *	10,681	196,637
Columbus McKinnon Corp *	8,666	176,093
Comfort Systems USA Inc	16,966	223,442
Commercial Vehicle Group Inc *	10,873	176,686
Consolidated Graphics Inc *	4,137	200,355
CoStar Group Inc *	9,059	521,436
Courier Corp	5,223	81,061
CRA International Inc *	5,067	119,125
Cubic Corp	6,448	304,023
Curtiss-Wright Corp	19,198	637,374
Deluxe Corp	22,305	513,461
DigitalGlobe Inc *	11,171	354,232
Dollar Thrifty Automotive Group Inc *	12,406	586,308
Douglas Dynamics Inc	5,286	80,083
Ducommun Inc	4,903	106,787
DXP Enterprises Inc *	3,935	94,440
Dycom Industries Inc *	17,092	252,107
Dynamex Inc *	5,004	123,899
Dynamic Materials Corp	5,868	132,441
Eagle Bulk Shipping Inc *	27,335	136,128
EMCOR Group Inc *	28,678	831,088
Encore Wire Corp	8,269	207,387
Ener1 Inc *	27,542	104,384
Energy Recovery Inc *	18,245	66,777
EnergySolutions Inc	38,611	215,063
EnerNOC Inc *	8,648	206,774
EnerSys *	20,453	656,950
Ennis Inc	11,952	204,379
EnPro Industries Inc *	9,084	377,531
ESCO Technologies Inc	11,472	434,101
Esterline Technologies Corp *	12,238	839,404
Excel Maritime Carriers Ltd * (Liberia)	17,525	98,666
Exponent Inc *	6,237	234,075
Federal Signal Corp	27,053	185,584
Flow International Corp *	22,452	91,829
Force Protection Inc *	30,906	170,292
Forward Air Corp	12,770	362,413
Franklin Electric Co Inc	10,188	396,517
FreightCar America Inc	5,561	160,935
Furmanite Corp *	17,198	118,838
G&K Services Inc ‘A’	8,481	262,148
Genco Shipping & Trading Ltd *	11,110	159,984
GenCorp Inc *	25,342	131,018
Generac Holdings Inc *	8,524	137,833
Genesee & Wyoming Inc ‘A’ *	16,313	863,773
GeoEye Inc *	9,633	408,343
Gibraltar Industries Inc *	13,586	184,362
GP Strategies Corp *	7,316	74,916
GrafTech International Ltd *	51,762	1,026,958
Graham Corp	4,551	91,020
Granite Construction Inc	14,984	411,011
Great Lakes Dredge & Dock Corp	26,320	193,978
Griffon Corp *	19,563	249,233
H&E Equipment Services Inc *	12,740	147,402
Hawaiian Holdings Inc *	22,994	180,273
Healthcare Services Group Inc	28,837	469,178
Heartland Express Inc	20,039	321,025
HEICO Corp	12,672	646,652
Heidrick & Struggles International Inc	7,779	222,868
Herley Industries Inc *	6,426	111,298
Herman Miller Inc	24,067	608,895
Hexcel Corp *	41,222	745,706
Hill International Inc *	12,252	79,270
HNI Corp	19,562	610,334
Horizon Lines Inc ‘A’	14,802	64,685
Houston Wire & Cable Co	8,202	110,235
Hub Group Inc ‘A’ *	16,307	573,028
Hudson Highland Group Inc *	15,307	89,240
Huron Consulting Group Inc *	9,580	253,391
ICF International Inc *	7,690	197,787
II-VI Inc *	10,614	492,065
InnerWorkings Inc *	11,163	73,118
Insituform Technologies Inc ‘A’ *	17,143	454,461
Insteel Industries Inc	8,263	103,205
Interface Inc ‘A’	21,411	335,082
Interline Brands Inc *	14,462	329,300
International Shipholding Corp	2,800	71,120
JetBlue Airways Corp *	104,374	689,912
John Bean Technologies Corp	12,518	251,987
Kadant Inc *	5,640	132,935
Kaman Corp	11,382	330,875
Kaydon Corp	14,449	588,363
Kelly Services Inc ‘A’ *	12,155	228,514
Kforce Inc *	13,689	221,488
Kimball International Inc ‘B’	15,311	105,646
Knight Transportation Inc	19,885	377,815
Knoll Inc	20,573	344,186
Korn/Ferry International *	20,060	463,587
Kratos Defense & Security Solutions Inc *	7,267	95,706
LaBarge Inc *	5,952	93,506
Ladish Co Inc *	6,894	335,117
Layne Christensen Co *	8,713	299,901
LB Foster Co ‘A’ *	4,640	189,962
Lindsay Corp	5,451	323,953
LMI Aerospace Inc *	3,990	63,800
LSI Industries Inc	9,779	82,730
Lydall Inc *	7,885	63,474
M&F Worldwide Corp *	4,612	106,537
Marten Transport Ltd	6,926	148,078
MasTec Inc *	23,041	336,168
McGrath RentCorp	10,559	276,857
Met-Pro Corp	7,400	87,394
Michael Baker Corp *	3,537	110,001
Miller Industries Inc	4,616	65,686
Mine Safety Appliances Co	11,278	351,084
Mistras Group Inc *	6,613	89,143
Mobile Mini Inc *	15,990	314,843
Moog Inc ‘A’ *	19,200	764,160
Mueller Industries Inc	16,023	523,952
Mueller Water Products Inc ‘A’	68,676	286,379
Multi-Color Corp	5,293	103,002
MYR Group Inc *	8,949	187,929
NACCO Industries Inc ‘A’	2,566	278,077
National Presto Industries Inc	1,835	238,568
Navigant Consulting Inc *	22,135	203,642
NCI Building Systems Inc *	8,202	114,746
Nordson Corp	13,141	1,207,395
Northwest Pipe Co *	4,207	101,094
Old Dominion Freight Line Inc *	18,096	578,891
On Assignment Inc *	17,218	140,327
Orbital Sciences Corp *	24,768	424,276
Orion Marine Group Inc *	11,802	136,903
Pacer International Inc *	16,044	109,741
Park-Ohio Holdings Corp *	1,160	24,256

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 35

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Shares	Value
Patriot Transportation Holding Inc *	737	$68,512
Pinnacle Airlines Corp *	9,056	71,542
PMFG Inc *	6,894	113,062
Polypore International Inc *	9,639	392,596
Powell Industries Inc *	3,951	129,909
PowerSecure International Inc *	8,441	65,671
Primoris Services Corp	9,944	94,866
Quanex Building Products Corp	16,765	318,032
RailAmerica Inc *	10,868	140,741
Raven Industries Inc	7,162	341,556
RBC Bearings Inc *	9,487	370,752
Republic Airways Holdings Inc *	15,689	114,844
Resources Connection Inc	20,251	376,466
Roadrunner Transportation Systems Inc *	4,854	70,189
Robbins & Myers Inc	11,710	418,984
Rollins Inc	20,679	408,410
RSC Holdings Inc *	21,744	211,787
Rush Enterprises Inc ‘A’ *	13,933	284,791
Saia Inc *	7,337	121,721
Satcon Technology Corp *	33,212	149,454
Sauer-Danfoss Inc *	5,535	156,364
Schawk Inc	5,117	105,308
School Specialty Inc *	8,511	118,558
Seaboard Corp	64	127,424
SFN Group Inc *	23,682	231,136
Simpson Manufacturing Co Inc	17,063	527,417
SkyWest Inc	22,644	353,699
Standard Parking Corp *	7,191	135,838
Standex International Corp	5,614	167,915
Steelcase Inc ‘A’	33,212	351,051
Sterling Construction Co Inc *	7,276	94,879
Sun Hydraulics Corp	5,639	213,154
SYKES Enterprises Inc *	18,047	365,632
TAL International Group Inc	7,359	227,172
Taser International Inc *	26,944	126,637
Team Inc *	8,593	207,951
Tecumseh Products Co ‘A’ *	8,862	115,649
Teledyne Technologies Inc *	14,859	653,350
Tennant Co	8,281	318,073
Tetra Tech Inc *	26,727	669,779
Textainer Group Holdings Ltd (Bermuda)	4,067	115,869
The Advisory Board Co *	6,807	324,217
The Brink’s Co	18,977	510,102
The Corporate Executive Board Co	14,955	561,560
The Dolan Co *	13,517	188,157
The Geo Group Inc *	25,576	630,704
The Gorman-Rupp Co	5,522	178,471
The Greenbrier Cos Inc *	8,629	181,123
The Middleby Corp *	7,118	600,902
Titan International Inc	15,449	301,873
Titan Machinery Inc *	5,982	115,453
Tredegar Corp	10,821	209,711
Trex Co Inc *	6,899	165,300
Trimas Corp *	7,068	144,611
Triumph Group Inc	6,672	596,544
TrueBlue Inc *	19,313	347,441
Tutor Perini Corp	11,644	249,298
Twin Disc Inc	4,344	129,712
Ultrapetrol Bahamas Ltd * (Bahamas)	11,540	74,202
UniFirst Corp	6,126	337,236
United Rentals Inc *	26,392	600,418
United Stationers Inc *	9,921	633,059
Universal Forest Products Inc	8,406	326,993
US Airways Group Inc *	69,421	694,904
US Ecology Inc	8,457	146,983
USA Truck Inc *	3,896	51,544
Viad Corp	9,406	239,571
Vicor Corp	8,906	146,058
Volt Information Sciences Inc *	7,252	62,730
VSE Corp	2,038	67,295
Wabash National Corp *	25,537	302,613
Watsco Inc	11,565	729,520
Watts Water Technologies Inc ‘A’	12,467	456,168
Werner Enterprises Inc	12,800	289,280
Woodward Governor Co	25,840	970,550
Xerium Technologies Inc *	3,260	51,997

		78,739,076

Information Technology - 18.2%

ACI Worldwide Inc *	14,866	399,449
Acme Packet Inc *	18,790	998,876
Actuate Corp *	20,310	115,767
Acxiom Corp *	29,765	510,470
ADTRAN Inc	22,037	797,960
Advanced Analogic Technologies Inc *	20,435	81,944
Advanced Energy Industries Inc *	16,093	219,509
Advent Software Inc *	6,840	396,173
American Software Inc ‘A’	11,542	78,139
Amkor Technology Inc *	45,751	338,100
ANADIGICS Inc *	29,413	203,832
Anaren Inc *	6,713	139,966
Ancestry.com Inc *	8,300	235,056
Anixter International Inc	10,341	617,668
Applied Micro Circuits Corp *	28,721	306,740
Ariba Inc *	39,153	919,704
ARRIS Group Inc *	54,995	617,044
Art Technology Group Inc *	69,115	413,308
Aruba Networks Inc *	31,979	667,722
Aspen Technology Inc *	27,101	344,183
ATMI Inc *	13,756	274,295
Aviat Networks Inc *	27,459	139,217
Avid Technology Inc *	13,076	228,307
Axcelis Technologies Inc *	48,303	167,128
AXT Inc *	14,535	151,745
Bel Fuse Inc ‘B’	4,815	115,079
Benchmark Electronics Inc *	27,428	498,092
BigBand Networks Inc *	22,721	63,619
Black Box Corp	7,287	279,019
Blackbaud Inc	19,614	508,003
Blackboard Inc *	14,838	612,809
Blue Coat Systems Inc *	18,139	541,812
Bottomline Technologies Inc *	12,191	264,667
Brightpoint Inc *	31,006	270,682
Brooks Automation Inc *	29,063	263,601
Cabot Microelectronics Corp *	9,586	397,340
CACI International Inc ‘A’ *	12,775	682,185
Cardtronics Inc *	12,144	214,949
Cass Information Systems Inc	3,919	148,687
Cavium Networks Inc *	19,263	725,830
CDC Corp ‘A’ * (Cayman)	14,740	51,737
Ceva Inc *	9,675	198,337
Checkpoint Systems Inc *	17,252	354,529
CIBER Inc *	29,170	136,516
Cirrus Logic Inc *	28,517	455,702
Cognex Corp	17,406	512,085
Coherent Inc *	10,871	490,717
Cohu Inc	10,643	176,461
CommVault Systems Inc *	18,896	540,804
Compellent Technologies Inc *	10,228	282,191
Computer Task Group Inc *	7,242	78,793
comScore Inc *	10,080	224,885
Comtech Telecommunications Corp	12,405	343,991
Comverge Inc *	11,450	79,120
Concur Technologies Inc *	17,009	883,277
Conexant Systems Inc *	35,999	58,678
Constant Contact Inc *	12,486	386,941
Cray Inc *	16,337	116,810
CSG Systems International Inc *	14,889	281,998
CTS Corp	15,236	168,510
Cymer Inc *	12,601	567,927

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 35

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Shares	Value

Daktronics Inc	15,468	$246,251
DDi Corp	6,476	76,158
DealerTrack Holdings Inc *	17,593	353,092
Deltek Inc *	9,008	65,398
DemandTec Inc *	8,987	97,419
DG FastChannel Inc *	10,965	316,669
Digi International Inc *	11,510	127,761
Digimarc Corp *	3,421	102,664
Digital River Inc *	17,141	589,993
Diodes Inc *	14,679	396,186
DSP Group Inc *	10,837	88,213
DTS Inc *	7,640	374,742
EarthLink Inc	46,409	399,117
Ebix Inc *	11,842	280,300
Echelon Corp *	15,125	154,124
Echo Global Logistics Inc *	5,126	61,717
Electro Rent Corp	7,770	125,563
Electro Scientific Industries Inc *	12,483	200,102
Electronics for Imaging Inc *	20,128	288,032
EMS Technologies Inc *	6,956	137,590
Emulex Corp *	34,972	407,774
Energy Conversion Devices Inc *	20,579	94,663
Entegris Inc *	57,688	430,929
Entropic Communications Inc *	25,094	303,136
Epicor Software Corp *	21,645	218,614
EPIQ Systems Inc	14,469	198,659
Euronet Worldwide Inc *	21,503	375,012
Evergreen Solar Inc *	90,479	52,749
Exar Corp *	17,008	118,716
ExlService Holdings Inc *	6,956	149,415
Extreme Networks Inc *	40,760	125,948
Fair Isaac Corp	18,434	430,803
FARO Technologies Inc *	7,236	237,630
FEI Co *	16,597	438,327
Finisar Corp *	32,660	969,675
FormFactor Inc *	22,026	195,591
Forrester Research Inc	6,484	228,820
Fortinet Inc *	17,219	557,035
Gerber Scientific Inc *	11,679	91,914
Global Cash Access Holdings Inc *	22,379	71,389
Globecomm Systems Inc *	10,320	103,200
GSI Commerce Inc *	26,945	625,124
GSI Technology Inc *	8,952	72,511
GT Solar International Inc *	26,877	245,118
Harmonic Inc *	42,586	364,962
Heartland Payment Systems Inc	16,694	257,421
Hittite Microwave Corp *	10,914	666,191
Hypercom Corp *	21,053	176,214
iGate Corp	10,688	210,660
Imation Corp *	13,637	140,597
Immersion Corp *	13,476	90,424
Infinera Corp *	38,571	398,438
InfoSpace Inc *	16,123	133,821
Insight Enterprises Inc *	19,927	262,239
Integral Systems Inc *	8,313	82,382
Integrated Device Technology Inc *	70,613	470,283
Integrated Silicon Solution Inc *	11,511	92,433
Interactive Intelligence Inc *	5,939	155,364
InterDigital Inc *	18,997	791,035
Intermec Inc *	21,356	270,367
Internap Network Services Corp *	23,847	144,990
Intevac Inc *	10,010	140,240
IPG Photonics Corp *	11,490	363,314
Ixia *	14,678	246,297
IXYS Corp *	10,929	126,995
j2 Global Communications Inc *	19,549	565,944
Jack Henry & Associates Inc	32,384	943,994
JDA Software Group Inc *	18,136	507,808
Kenexa Corp *	10,328	225,047
Keynote Systems Inc	6,460	94,445
KIT Digital Inc *	9,051	145,178
Kopin Corp *	30,150	125,424
Kulicke & Soffa Industries Inc *	30,684	220,925
KVH Industries Inc *	6,738	80,519
L-1 Identity Solutions Inc *	33,814	402,725
Lattice Semiconductor Corp *	51,100	309,666
Lawson Software Inc *	60,334	558,089
Limelight Networks Inc *	18,783	109,129
Lionbridge Technologies Inc *	27,199	100,364
Liquidity Services Inc *	6,696	94,079
Littelfuse Inc	9,601	451,823
LivePerson Inc *	20,049	226,554
LogMeIn Inc *	6,635	294,196
LoopNet Inc *	8,949	99,423
Loral Space & Communications Inc *	4,512	345,168
LTX-Credence Corp *	21,516	159,218
Magma Design Automation Inc *	23,797	119,223
Manhattan Associates Inc *	9,938	303,507
ManTech International Corp ‘A’ *	9,506	392,883
MAXIMUS Inc	7,613	499,261
Maxwell Technologies Inc *	11,828	223,431
Measurement Specialties Inc *	6,705	196,792
Mentor Graphics Corp *	46,695	560,340
Mercury Computer Systems Inc *	10,719	197,015
Methode Electronics Inc	16,908	219,297
Micrel Inc	22,162	287,884
Microsemi Corp *	34,876	798,660
MicroStrategy Inc ‘A’ *	3,910	334,188
Microvision Inc *	39,643	73,736
MIPS Technologies Inc *	20,597	312,251
MKS Instruments Inc *	21,941	537,335
ModusLink Global Solutions Inc *	20,440	136,948
MoneyGram International Inc *	38,946	105,544
Monolithic Power Systems Inc *	14,122	233,295
Monotype Imaging Holdings Inc *	10,347	114,852
MoSys Inc *	13,283	75,580
Move Inc *	69,932	179,725
MTS Systems Corp	7,301	273,495
Multi-Fineline Electronix Inc *	4,627	122,569
Nanometrics Inc *	8,201	105,219
NCI Inc ‘A’ *	3,042	69,936
NETGEAR Inc *	15,272	514,361
Netlogic Microsystems Inc *	27,090	850,897
NetScout Systems Inc *	13,487	310,336
NetSuite Inc *	8,078	201,950
Network Equipment Technologies Inc *	14,808	68,561
Newport Corp *	16,363	284,225
NIC Inc	24,994	242,692
Novatel Wireless Inc *	13,931	133,041
NVE Corp *	2,129	123,120
Oclaro Inc *	21,619	284,290
OmniVision Technologies Inc *	22,222	657,993
Online Resources Corp *	12,888	59,929
OpenTable Inc *	6,948	489,695
Openwave Systems Inc *	39,001	82,682
Oplink Communications Inc *	9,484	175,169
Opnet Technologies Inc	6,126	163,993
OSI Systems Inc *	7,116	258,738
Parametric Technology Corp *	45,014	1,014,165
Park Electrochemical Corp	9,071	272,130
PCTEL Inc *	9,980	59,880
PDF Solutions Inc *	11,228	54,119
Pegasystems Inc	7,069	258,937
Perficient Inc *	10,520	131,500
Pericom Semiconductor Corp *	11,474	125,985
Photronics Inc *	24,125	142,579
Plantronics Inc	20,113	748,606
Plexus Corp *	17,579	543,894
PLX Technology Inc *	17,377	62,731
Power Integrations Inc	10,712	429,980

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 35

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Shares	Value
Power-One Inc *	25,772	$262,874
Powerwave Technologies Inc *	60,543	153,779
Presstek Inc *	13,085	29,049
Progress Software Corp *	18,181	769,420
PROS Holdings Inc *	8,845	100,745
Pulse Electronics Corp	19,219	102,245
QLIK Technologies Inc *	5,698	147,065
Quantum Corp *	94,971	353,292
Quest Software Inc *	21,274	590,141
QuinStreet Inc *	4,596	88,289
Rackspace Hosting Inc *	42,031	1,320,194
Radiant Systems Inc *	12,825	250,985
RadiSys Corp *	11,325	100,793
RealD Inc *	6,168	159,875
RealNetworks Inc *	38,246	160,633
RealPage Inc *	6,028	186,446
Renaissance Learning Inc	5,927	70,176
RF Micro Devices Inc *	115,849	851,490
Richardson Electronics Ltd	6,990	81,713
RightNow Technologies Inc *	9,800	231,966
Rimage Corp *	4,510	67,244
Riverbed Technology Inc *	53,416	1,878,641
Rofin-Sinar Technologies Inc *	12,801	453,667
Rogers Corp *	6,954	265,990
Rosetta Stone Inc *	4,579	97,166
Rubicon Technology Inc *	6,320	133,226
Rudolph Technologies Inc *	14,338	118,002
S1 Corp *	23,167	159,852
Saba Software Inc *	13,645	83,507
Sanmina-SCI Corp *	34,489	395,934
Sapient Corp	44,789	541,947
SAVVIS Inc *	16,652	424,959
ScanSource Inc *	11,436	364,808
SeaChange International Inc *	12,641	108,081
Semtech Corp *	25,888	586,104
ShoreTel Inc *	20,748	162,042
Sigma Designs Inc *	13,690	193,987
Silicon Graphics International Corp *	13,915	125,652
Silicon Image Inc *	34,939	256,802
SMART Modular Technologies Inc * (Cayman)	23,259	133,972
Smith Micro Software Inc *	13,472	212,049
SolarWinds Inc *	15,095	290,579
Sonic Solutions Inc *	19,140	287,100
Sonus Networks Inc *	89,189	238,135
Sourcefire Inc *	12,074	313,079
Spansion Inc ‘A’ *	5,632	116,582
Spectrum Control Inc *	5,938	89,011
SRA International Inc ‘A’ *	18,597	380,309
SRS Labs Inc *	5,866	51,679
SS&C Technologies Holdings Inc *	5,391	110,569
Stamps.com Inc	5,393	71,457
Standard Microsystems Corp *	9,883	284,927
STEC Inc *	17,586	310,393
Stratasys Inc *	9,075	296,208
SuccessFactors Inc *	27,552	797,906
Super Micro Computer Inc *	10,899	125,774
Supertex Inc *	4,361	105,449
support.com Inc *	22,070	143,014
Sycamore Networks Inc	8,891	183,066
Symmetricom Inc *	20,242	143,516
Synaptics Inc *	14,670	431,005
Synchronoss Technologies Inc *	9,048	241,672
SYNNEX Corp *	7,721	240,895
Syntel Inc	5,746	274,601
Take-Two Interactive Software Inc *	30,738	376,233
Taleo Corp ‘A’ *	17,442	482,271
Tekelec *	29,642	353,036
TeleCommunication Systems Inc ‘A’ *	20,075	93,750
TeleTech Holdings Inc *	13,246	272,735
Terremark Worldwide Inc *	25,952	336,078
Tessera Technologies Inc *	21,758	481,940
The Knot Inc *	13,828	136,621
The Ultimate Software Group Inc *	10,946	532,304
THQ Inc *	29,525	178,921
TIBCO Software Inc *	64,587	1,273,010
TiVo Inc *	50,741	437,895
TNS Inc *	11,466	238,493
TriQuint Semiconductor Inc *	66,399	776,204
TTM Technologies Inc *	35,124	523,699
Tyler Technologies Inc *	13,529	280,862
Ultra Clean Holdings Inc *	9,923	92,383
Ultratech Inc *	10,707	212,855
Unisys Corp *	18,490	478,706
United Online Inc	38,405	253,473
Universal Display Corp *	13,398	410,649
UTStarcom Inc *	53,026	109,234
ValueClick Inc *	35,390	567,302
VASCO Data Security International Inc *	12,256	99,641
Veeco Instruments Inc *	17,436	749,051
VeriFone Systems Inc *	36,576	1,410,371
ViaSat Inc *	14,265	633,509
VirnetX Holding Corp	14,847	220,478
Virtusa Corp *	6,562	107,354
Vocus Inc *	7,568	209,331
Volterra Semiconductor Corp *	10,841	251,078
Wave Systems Corp ‘A’ *	35,851	141,253
Websense Inc *	18,776	380,214
Wright Express Corp *	16,621	764,566
X-Rite Inc *	16,069	73,435
Xyratex Ltd * (Bermuda)	13,222	215,651
Zix Corp *	27,595	117,831
Zoran Corp *	22,613	198,994
Zygo Corp *	8,410	102,854

		92,302,050

Materials - 5.6%

A. Schulman Inc	13,747	314,669
A.M. Castle & Co *	7,584	139,621
Allied Nevada Gold Corp *	32,535	855,996
AMCOL International Corp	10,524	326,244
American Vanguard Corp	9,307	79,482
Arch Chemicals Inc	9,469	359,159
Balchem Corp	12,208	412,752
Boise Inc	30,448	241,453
Brush Engineered Materials Inc *	8,919	344,630
Buckeye Technologies Inc	17,175	360,847
Calgon Carbon Corp *	24,319	367,703
Capital Gold Corp *	22,301	113,066
Century Aluminum Co *	27,857	432,619
Clearwater Paper Corp *	4,760	372,708
Coeur d’Alene Mines Corp *	37,987	1,037,805
Contango ORE Inc *	501	5,261
Deltic Timber Corp	4,686	264,009
Ferro Corp *	37,673	551,533
General Moly Inc *	29,008	187,972
Georgia Gulf Corp *	14,431	347,210
Glatfelter	19,846	243,510
Globe Specialty Metals Inc	26,673	455,842
Golden Star Resources Ltd (XASE) * (Canada)	110,994	509,462
Graham Packaging Co Inc *	7,400	96,496
Graphic Packaging Holding Co *	49,264	191,637
H.B. Fuller Co	20,747	425,728
Hawkins Inc	3,995	177,378
Haynes International Inc	5,471	228,852
Headwaters Inc *	27,553	126,193
Hecla Mining Co *	104,399	1,175,533
Horsehead Holding Corp *	19,321	251,946
Innophos Holdings Inc	9,083	327,715
Jaguar Mining Inc * (Canada)	36,318	258,947

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 35

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Shares	Value
Kaiser Aluminum Corp	5,118	$256,361
KapStone Paper & Packaging Corp *	16,688	255,326
Koppers Holdings Inc	8,996	321,877
Kraton Performance Polymers Inc *	4,990	154,441
Landec Corp *	12,408	74,200
Louisiana-Pacific Corp *	54,983	520,139
LSB Industries Inc *	7,547	183,090
Metals USA Holdings Corp *	5,113	77,922
Minerals Technologies Inc	7,505	490,902
Molycorp Inc *	10,915	544,658
Myers Industries Inc	15,750	153,405
Neenah Paper Inc	6,552	128,943
NewMarket Corp	4,081	503,473
Olin Corp	33,493	687,276
Olympic Steel Inc	4,177	119,796
OM Group Inc *	13,185	507,754
OMNOVA Solutions Inc *	19,905	166,406
PolyOne Corp *	40,242	502,623
Quaker Chemical Corp	4,949	206,225
Rock-Tenn Co ‘A’	16,400	884,780
Rockwood Holdings Inc *	21,956	858,919
RTI International Metals Inc *	13,075	352,764
Schweitzer-Mauduit International Inc	7,909	497,634
Senomyx Inc *	18,028	128,540
Sensient Technologies Corp	21,423	786,867
Silgan Holdings Inc	19,529	699,333
Solutia Inc *	51,848	1,196,652
Spartech Corp *	13,879	129,907
Stepan Co	3,375	257,411
Stillwater Mining Co *	19,314	412,354
STR Holdings Inc *	12,310	246,200
Texas Industries Inc	9,026	413,210
Thompson Creek Metals Co Inc * (Canada)	60,155	885,482
TPC Group Inc *	3,377	102,391
United States Lime & Minerals Inc *	1,256	52,915
Universal Stainless & Alloy Products Inc *	3,337	104,381
US Energy Corp *	12,790	77,763
US Gold Corp *	38,953	314,351
W.R. Grace & Co *	30,571	1,073,959
Wausau Paper Corp	21,377	184,056
Westlake Chemical Corp	8,144	354,020
Worthington Industries Inc	25,371	466,826
Zep Inc	9,644	191,723
Zoltek Cos Inc *	12,516	144,560

		28,255,793

Telecommunication Services - 1.0%

AboveNet Inc	8,635	504,802
Alaska Communications Systems Group Inc	20,172	223,909
Atlantic Tele-Network Inc	4,127	158,229
Cbeyond Inc *	11,791	180,166
Cincinnati Bell Inc *	86,716	242,805
Cogent Communications Group Inc *	20,154	284,978
Consolidated Communications Holdings Inc	11,417	220,348
FiberTower Corp *	21,430	95,578
General Communication Inc ‘A’ *	21,541	272,709
Global Crossing Ltd * (Bermuda)	13,780	178,038
Globalstar Inc *	34,389	49,864
Hughes Communications Inc *	4,465	180,565
ICO Global Communications Holdings Ltd *	41,765	62,647
IDT Corp ‘B’	6,928	177,703
Iridium Communications Inc *	15,078	124,393
Neutral Tandem Inc *	14,279	206,189
NTELOS Holdings Corp	13,022	248,069
PAETEC Holding Corp *	56,112	209,859
Premiere Global Services Inc *	26,252	178,514
Shenandoah Telecommunications Co	10,628	199,062
Syniverse Holdings Inc *	29,909	922,693
USA Mobility Inc	9,874	175,461
Vonage Holdings Corp *	46,428	103,999

		5,200,580

Utilities - 3.0%

ALLETE Inc	10,949	407,960
American States Water Co	8,077	278,414
Artesian Resources Corp ‘A’	4,007	75,933
Avista Corp	24,053	541,674
Black Hills Corp	17,096	512,880
Cadiz Inc *	6,447	80,201
California Water Service Group	8,454	315,081
Central Vermont Public Service Corp	6,164	134,745
CH Energy Group Inc	7,131	348,635
Chesapeake Utilities Corp	4,541	188,542
Cleco Corp	22,291	685,671
Connecticut Water Service Inc	4,486	125,070
Consolidated Water Co Ltd (Cayman)	6,858	62,888
Dynegy Inc *	44,214	248,483
El Paso Electric Co *	19,032	523,951
IDACORP Inc	17,496	647,002
MGE Energy Inc	10,173	434,997
Middlesex Water Co	6,900	126,615
New Jersey Resources Corp	15,792	680,793
Nicor Inc	16,865	841,901
Northwest Natural Gas Co	11,287	524,507
NorthWestern Corp	15,636	450,786
Otter Tail Corp	15,883	358,003
Piedmont Natural Gas Co Inc	27,343	764,510
PNM Resources Inc	38,225	497,689
Portland General Electric Co	32,552	706,378
SJW Corp	5,897	156,094
South Jersey Industries Inc	12,035	635,689
Southwest Gas Corp	19,496	714,918
The Empire District Electric Co	17,767	394,427
The Laclede Group Inc	9,941	363,244
UIL Holdings Corp	21,482	643,601
UniSource Energy Corp	15,562	557,742
Unitil Corp	5,979	135,962
WGL Holdings Inc	20,360	728,277
York Water Co	6,680	115,497

		15,008,760

Total Common Stocks
(Cost $480,959,375)		496,779,934

CLOSED-END MUTUAL FUND - 0.0%

Kayne Anderson Energy Development Co	4,752	85,583

Total Closed-End Mutual Fund
(Cost $103,099)		85,583

	Principal
	Amount
CORPORATE BONDS & NOTES - 0.0%

Financials - 0.0%

GAMCO Investors Inc
0.000% due 12/31/15	$9,500	9,500

Total Corporate Bonds & Notes
(Cost $9,558)		9,500

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 35

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Principal
	Amount	Value

SHORT-TERM INVESTMENT - 1.9%

Repurchase Agreement - 1.9%

Fixed Income Clearing Corp 0.010% due 01/03/11 (Dated 12/31/10, repurchase price of $9,700,816; collateralized by Federal Home Loan Bank: 0.000% - 0.500% due 06/30/11 - 07/15/11 and value $9,897,125)	$9,700,808	$9,700,808

Total Short-Term Investment
(Cost $9,700,808)		9,700,808

TOTAL INVESTMENTS - 99.8%
(Cost $490,772,840)		506,575,825

OTHER ASSETS & LIABILITIES, NET - 0.2%		788,273

NET ASSETS - 100.0%		$507,364,098

Notes to Schedule of Investments

(a)	As of December 31, 2010, the portfolio was diversified as a percentage of net assets as follows:

Financials	20.0%
Information Technology	18.2%
Industrials	15.5%
Consumer Discretionary	13.5%
Health Care	12.1%
Energy	6.2%
Materials	5.6%
Utilities	3.0%
Consumer Staples	2.8%
Short-Term Investment	1.9%
Telecommunication Services	1.0%

99.8%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(c)	As of December 31, 2010, $1,058,000 in cash was segregated with the broker(s)/custodian as collateral for open futures contracts.

(d)	Open futures contracts outstanding as of December 31, 2010 were as follows:

	Number of	Notional	Unrealized
Long Futures Outstanding	Contracts	Amount	Appreciation
Russell 2000 Mini (03/11)	145	$11,107,809	$235,541

(e)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 15 in the Notes to Financial Statements) as of December 31, 2010:

				Level 2	Level 3
		Total Value at	Level 1	Significant	Significant
		December 31, 2010	Quoted Price	Observable Inputs	Unobservable Inputs
Assets	Common Stocks (1)	$496,779,934	$496,779,934	$-	$-
	Closed-End Mutual Fund	85,583	85,583	-	-
	Corporate Bonds & Notes	9,500	-	9,500	-
	Short-Term Investment	9,700,808	-	9,700,808	-
	Derivatives:
	Equity Contracts
	Futures	235,541	235,541	-	-

	Total	$506,811,366	$497,101,058	$9,710,308	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further industry breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 35

PACIFIC SELECT FUND
INTERNATIONAL SMALL-CAP PORTFOLIO
Schedule of Investments
December 31, 2010

	Shares	Value
PREFERRED STOCKS - 0.1%

Germany - 0.1%

Fuchs Petrolub AG	4,849	$721,524

Total Preferred Stocks
(Cost $257,548)		721,524

COMMON STOCKS - 99.3%

Australia - 8.4%

Ansell Ltd	193,164	2,508,917
APA Group	534,100	2,210,143
Ausdrill Ltd	478,097	1,513,784
Avoca Resources Ltd *	723,800	2,618,335
Bradken Ltd	319,918	2,948,677
Caltex Australia Ltd	268,725	3,948,928
Carnarvon Petroleum Ltd *	6,624,800	3,221,509
Challenger Ltd	1,210,935	5,829,711
Commonwealth Property Office Fund REIT	3,765,433	3,202,017
Emeco Holdings Ltd	3,607,288	3,987,262
FKP Property Group REIT	1,750,886	1,531,886
GUD Holdings Ltd	295,547	3,021,658
iiNET Ltd	458,524	1,358,844
Iluka Resources Ltd *	440,553	4,115,712
Industrea Ltd	839,242	1,262,297
IOOF Holdings Ltd	308,273	2,462,634
Kingsgate Consolidated Ltd	224,387	2,502,692
Linc Energy Ltd	1,316,850	3,573,354
Medusa Mining Ltd	662,960	4,404,189
Mincor Resources NL	1,292,899	2,493,922
Mineral Resources Ltd	250,374	3,161,253
Mount Gibson Iron Ltd *	1,748,829	3,803,349
OrotonGroup Ltd	137,470	1,205,829
Panoramic Resources Ltd	1,242,138	3,267,018
SAI Global Ltd	267,303	1,333,163
SP AusNet	2,801,100	2,492,027
Spotless Group Ltd	948,832	2,042,186
St Barbara Ltd *	1,115,274	2,334,542
The Reject Shop Ltd	69,373	978,759
Virgin Blue Holdings Ltd *	9,614,346	4,235,706

		83,570,303

Austria - 0.6%

Andritz AG	66,055	6,083,776

Belgium - 0.9%

D’ieteren SA	18,760	1,183,256
Mobistar SA	43,038	2,792,625
Telenet Group Holding NV	137,001	5,397,628

		9,373,509

Bermuda - 2.8%

Catlin Group Ltd	990,252	5,724,001
First Pacific Co Ltd	2,959,200	2,664,111
Giordano International Ltd	2,564,000	1,493,998
IT Ltd	2,656,000	2,018,142
Johnson Electric Holdings Ltd	3,935,000	2,842,405
Lancashire Holdings Ltd	502,142	4,347,322
Northern Offshore Ltd *	659,008	1,681,666
Signet Jewelers Ltd (XLON) *	66,456	2,860,685
Sinolink Worldwide Holdings Ltd Δ	8,472,000	1,231,022
VTech Holdings Ltd	218,000	2,569,796

		27,433,148

Canada - 8.3%

Air Canada ‘A’ *	522,400	1,812,612
Alimentation Couche Tard Inc ‘B’	100,200	2,726,956
Corus Entertainment Inc ‘B’	192,300	4,283,863
Cott Corp *	347,200	3,125,254
Dorel Industries Inc ‘B’	114,100	3,959,016
DragonWave Inc *	171,500	1,452,308
Endeavour Silver Corp *	185,100	1,358,976
Flint Energy Services Ltd *	19,000	347,209
Golden Star Resources Ltd (TSE) *	619,000	2,845,047
Ithaca Energy Inc *	1,475,200	4,035,547
Keyera Facilities Income Fund	170,367	6,022,730
Laurentian Bank of Canada	53,000	2,561,782
Methanex Corp (TSE)	102,600	3,121,442
Neo Material Technologies Inc *	227,100	1,790,671
Nevsun Resources Ltd *	696,300	5,203,167
Pacific Rubiales Energy Corp	152,900	5,189,958
Parkland Income Fund	187,500	2,166,725
Peyto Energy Trust	111,300	2,069,735
Quebecor Inc ‘B’	106,000	4,010,580
Reitmans Canada Ltd ‘A’	110,300	2,069,997
Russel Metals Inc	169,400	3,901,499
Sandvine Corp *	838,300	2,369,127
SEMAFO Inc *	369,460	3,994,463
ShawCor Ltd ‘A’	65,700	2,187,797
Sherritt International Corp	327,200	2,787,271
TELUS Corp	102,000	4,665,554
Westjet Airlines Ltd	193,100	2,757,739

		82,817,025

Cayman - 1.0%

AMVIG Holdings Ltd	2,232,000	1,874,099
China Wireless Technologies Ltd	5,156,000	3,227,168
Hutchison Telecommunications International Ltd	4,192,000	1,277,494
Polarcus Ltd *	1,671,100	1,722,198
Xinyi Glass Holdings Co Ltd	2,140,000	1,760,874

		9,861,833

Cyprus - 0.3%

Songa Offshore SE *	626,408	3,381,717

Denmark - 1.1%

GN Store Nord AS *	126,144	1,152,401
H Lundbeck AS	222,400	4,236,942
Rockwool International AS ‘B’	20,633	2,577,923
Royal UNIBREW AS *	49,901	2,969,889

		10,937,155

Finland - 1.7%

Amer Sports OYJ ‘A’	86,134	1,198,473
Cargotec OYJ ‘B’	98,524	5,138,026
Huhtamaki OYJ	149,326	2,061,671
Kesko OYJ ‘B’	115,823	5,412,423
Orion OYJ ‘B’	128,166	2,805,862

		16,616,455

France - 6.5%

Faurecia *	90,676	2,622,932
Fonciere Des Regions REIT	39,500	3,822,896
Gecina SA REIT	33,113	3,645,449
Legrand SA	79,649	3,248,860
Nexans SA	20,247	1,594,816
Publicis Groupe SA	70,700	3,689,193
Rexel SA *	82,913	1,803,087
Rhodia SA	162,415	5,377,658
Safran SA	98,898	3,505,757
SCOR SE	200,855	5,104,375

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 35

PACIFIC SELECT FUND
INTERNATIONAL SMALL-CAP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Shares	Value
SEB SA	71,950	$7,482,547
Societe BIC SA	39,095	3,360,949
Technip SA	22,850	2,112,091
Valeo SA *	115,132	6,534,401
Wendel	47,242	4,354,807
Zodiac Aerospace	80,131	6,025,317

		64,285,135

Germany - 8.7%

Aareal Bank AG *	172,087	5,233,610
Adidas AG	45,450	2,956,463
Aixtron AG	112,703	4,199,928
Aurubis AG	56,581	3,318,033
Axel Springer AG	18,538	3,022,224
Bertrandt AG	83,224	6,131,486
Brenntag AG *	37,569	3,830,523
Centrotherm Photovoltaics AG *	55,705	2,005,375
Delticom AG	31,126	2,774,933
Deutsche Lufthansa AG *	161,975	3,523,373
Deutz AG *	378,727	3,151,573
Drillisch AG	312,118	2,545,620
Gerresheimer AG *	53,322	2,343,647
Hannover Rueckversicherung AG	127,484	6,838,797
Infineon Technologies AG *	593,370	5,530,937
Jenoptik AG *	188,176	1,357,570
Kabel Deutschland Holding AG *	93,174	4,369,244
Kloeckner & Co SE *	119,900	3,360,729
Leoni AG *	33,156	1,447,925
MTU Aero Engines Holding AG	37,450	2,528,539
Rheinmetall AG	13,028	1,043,619
Software AG	41,766	6,121,957
Stada Arzneimittel AG	76,900	2,619,517
TUI AG *	424,492	5,954,758

		86,210,380

Greece - 0.2%

Public Power Corp SA	177,400	2,560,703

Hong Kong - 0.5%

Dah Chong Hong Holdings Ltd	1,887,000	2,002,041
PCCW Ltd	5,796,000	2,563,562

		4,565,603

Ireland - 1.1%

DCC PLC	189,737	5,983,675
Irish Continental Group PLC	58,000	1,202,496
Kenmare Resources PLC *	4,809,700	2,464,031
United Drug PLC	419,051	1,175,953

		10,826,155

Israel - 0.6%

Cellcom Israel Ltd	44,612	1,447,660
Oil Refineries Ltd	3,221,419	2,377,015
Partner Communications Co Ltd	96,703	1,957,675

		5,782,350

Italy - 2.6%

Amplifon SPA	789,479	3,934,553
Banca Generali SPA	83,552	1,014,470
Brembo SPA	288,137	2,976,425
Danieli & Co SPA	91,246	2,930,449
DiaSorin SPA	51,007	2,194,952
Indesit Co SPA	378,193	4,058,942
Parmalat SPA	1,016,096	2,787,202
Recordati SPA	461,901	4,362,362
Saras SPA *	908,500	1,918,546

		26,177,901

Japan - 17.5%

ADEKA Corp	101,100	1,114,531
Alfresa Holdings Corp	97,900	4,338,381
Alpine Electronics Inc	88,500	1,255,030
Avex Group Holdings Inc	208,000	3,036,511
Calsonic Kansei Corp *	1,264,000	5,024,824
Capcom Co Ltd	140,100	2,246,827
Cawachi Ltd	12,200	251,028
CMIC Co Ltd	3,610	1,031,002
Coca-Cola West Co Ltd	154,700	2,800,275
Dainippon Sumitomo Pharma Co Ltd	322,300	2,923,414
DIC Corp	284,000	633,004
EDION Corp	461,000	4,125,652
FANCL Corp	211,400	3,168,891
Ferrotec Corp	177,900	2,426,456
Fields Corp	1,330	2,085,589
Fuji Oil Co Ltd	247,900	3,613,193
Fujitsu General Ltd	204,000	1,224,849
Geo Corp	1,000	1,136,485
Idemitsu Kosan Co Ltd	44,700	4,736,686
IT Holdings Corp	185,600	2,462,802
Japan Aviation Electronics Industry Ltd	206,000	1,635,058
Kanematsu Corp *	3,121,000	2,986,198
Keihin Corp	152,500	3,420,148
Kinugawa Rubber Industrial Co Ltd	650,400	3,236,503
KYORIN Co Ltd	186,000	3,242,689
Kyowa Exeo Corp	260,200	2,675,091
Maeda Road Construction Co Ltd	291,000	2,322,342
Ministop Co Ltd	106,300	1,839,826
Mitsubishi Steel Manufacturing Co Ltd	434,000	1,313,880
Mitsui Matsushima Co Ltd	2,170,000	4,578,922
MTI Ltd	1,352	2,623,493
Nichii Gakkan Co	302,700	2,664,484
Nihon Kohden Corp	82,000	1,763,507
Nippo Corp	505,000	3,510,661
Nippon Coke & Engineering Co Ltd	1,663,500	3,286,292
Nishimatsu Construction Co Ltd	534,000	693,922
Nittetsu Mining Co Ltd	49,000	246,058
NS Solutions Corp	138,800	3,020,800
Oenon Holdings Inc	123,000	305,327
PanaHome Corp	364,000	2,293,841
Penta-Ocean Construction Co Ltd	970,500	1,643,142
Resorttrust Inc	80,100	1,350,083
Sanyo Chemical Industries Ltd	348,000	2,896,093
Sasebo Heavy Industries Co Ltd	1,074,000	2,190,985
Seiko Epson Corp	92,500	1,679,285
Seino Holdings Corp	226,000	1,548,573
Shinko Plantech Co Ltd	242,200	2,230,599
Ship Healthcare Holdings Inc	252,200	3,299,440
Showa Corp *	286,500	2,179,237
SKY Perfect JSAT Holdings Inc	5,947	2,294,010
Sohgo Security Services Co Ltd	98,200	1,161,032
Sumitomo Osaka Cement Co Ltd	1,479,000	3,338,045
Sumitomo Real Estate Sales Co Ltd	87,630	4,517,605
Sumitomo Rubber Industries Ltd	266,200	2,768,865
Taihei Kogyo Co Ltd	329,000	1,539,691
TBK Co Ltd	109,000	548,934
The Keiyo Bank Ltd	500,000	2,470,176
The Nishi-Nippon City Bank Ltd	1,417,000	4,285,878
The Okinawa Electric Power Co Inc	92,600	4,612,084
The Sumitomo Warehouse Co Ltd	197,000	1,034,638
Toagosei Co Ltd	630,000	2,939,722
Toho Holdings Co Ltd	47,600	650,027
Tokyu REIT Inc	570	4,109,808
Tosoh Corp	1,001,000	3,241,597
Touei Housing Corp	213,900	3,631,245
Toyo Tire & Rubber Co Ltd	480,000	1,153,916
Tsugami Corp	343,000	2,422,533
Tsuruha Holdings Inc	34,800	1,657,346

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 35

PACIFIC SELECT FUND
INTERNATIONAL SMALL-CAP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Shares	Value
U-Shin Ltd	177,400	$1,606,169
V Technology Co Ltd	449	2,616,111
West Holdings Corp	184,400	1,686,709
Yokogawa Electric Corp	149,100	1,180,654
Zeon Corp	272,000	2,271,192

		174,049,896

Luxembourg - 0.5%

Acergy SA	198,632	4,885,029

Netherlands - 3.0%

Aalberts Industries NV	226,657	4,782,393
AMG Advanced Metallurgical Group NV *	82,936	1,001,805
ASM International NV *	130,764	4,620,447
Brit Insurance Holdings NV	161,994	2,639,822
CSM NV	109,957	3,851,509
Imtech NV	112,752	4,283,109
Koninklijke Ten Cate NV	139,338	5,223,791
Vastned Retail NV REIT	52,543	3,651,770

		30,054,646

Norway - 0.4%

Atea ASA	252,100	2,524,044
Austevoll Seafood ASA	151,253	1,288,884

		3,812,928

Portugal - 0.1%

SONAE	1,391,177	1,449,536

Singapore - 1.3%

Mapletree Logistics Trust REIT	4,018,000	3,021,138
SembCorp Marine Ltd	1,071,000	4,480,411
Suntec REIT	2,604,000	3,044,213
United Envirotech Ltd	6,098,000	2,066,796

		12,612,558

South Korea - 5.3%

Busan Bank *	157,960	1,991,174
Capro Corp *	80,320	1,446,540
Chong Kun Dang Pharm Corp *	147,810	2,941,641
Daelim Industrial Co Ltd *	7,648	791,115
Dongyang Mechtronics Corp *	257,890	2,459,937
GS Home Shopping Inc *	15,289	1,469,270
Halla Climate Control Corp *	14,110	248,311
Handsome Co Ltd *	116,790	1,879,762
Hanwha Chem Corp *	129,460	3,531,442
Hotel Shilla Co Ltd *	86,980	2,123,815
Hyundai Hysco *	49,260	1,088,632
Industrial Bank of Korea *	182,300	3,002,797
Kolon Industries Inc *	34,762	2,253,098
KP Chemical Corp *	161,827	2,583,324
KT Corp *	9,716	394,592
LG International Corp *	70,560	2,398,724
Pyeong Hwa Automotive Co Ltd *	199,089	2,638,641
S&T Dynamics Co Ltd *	118,330	2,376,583
Seah Besteel Corp *	77,565	2,518,249
Sejong Industrial Co Ltd *	180,830	1,941,169
Shinwha Intertek Corp *	100,742	938,157
Simm Tech Co Ltd *	241,272	3,002,093
SK C&C Co Ltd *	42,664	3,272,524
Technosemichem Co Ltd *	53,945	1,451,819
Wooree ETI Co Ltd *	452,920	2,749,182
Youngone Corp *	135,580	1,258,151

		52,750,742

Spain - 1.3%

Almirall SA	246,766	2,257,565
Endesa SA	111,216	2,881,766
Red Electrica Corp SA	93,965	4,429,636
Tecnicas Reunidas SA	53,078	3,384,652

		12,953,619

Sweden - 2.4%

AarhusKarlshamn AB	49,471	1,386,570
Bilia AB ‘A’	127,675	2,463,369
Cardo AB	11,202	695,536
Castellum AB	427,112	5,815,900
Hoganas AB ‘B’	68,650	2,687,259
NCC AB ‘B’	253,116	5,575,941
Trelleborg AB ‘B’	505,689	5,351,045

		23,975,620

Switzerland - 5.3%

Baloise-Holding AG	68,305	6,644,396
Banque Cantonale Vaudoise	4,539	2,382,304
Clariant AG *	318,242	6,448,346
Gategroup Holding AG *	28,174	1,543,813
Givaudan SA	6,866	7,411,873
Helvetia Holding AG	15,428	5,933,959
Kaba Holding AG ‘B’	8,670	3,718,363
Logitech International SA *	162,255	3,085,274
OC Oerlikon Corp AG *	577,860	3,025,347
Schindler Holding AG	42,601	5,039,502
Sulzer AG	14,011	2,137,531
Valora Holding AG	14,659	5,117,386

		52,488,094

United Kingdom - 16.0%

Afren PLC *	1,662,819	3,834,017
Amlin PLC	460,686	2,941,065
Ashtead Group PLC	1,964,964	5,310,717
Atkins WS PLC	445,071	4,866,433
BBA Aviation PLC	647,868	2,238,434
Beazley PLC Δ	2,962,101	5,327,326
Booker Group PLC	859,682	809,689
Burberry Group PLC	283,135	4,976,099
Cape PLC	188,852	1,221,452
Cookson Group PLC *	343,256	3,534,900
Daily Mail & General Trust PLC	225,800	2,023,888
Dairy Crest Group PLC	399,108	2,635,943
Dixons Retail PLC *	6,608,446	2,371,318
Domino’s Pizza UK & IRL PLC	604,031	5,205,784
Drax Group PLC	775,717	4,468,194
Electrocomponents PLC	832,406	3,457,761
Fenner PLC	674,518	3,770,024
Ferrexpo PLC	586,092	3,812,314
Firstgroup PLC	985,636	6,132,627
Go-Ahead Group PLC	114,893	2,370,670
Gulfsands Petroleum PLC *	454,176	2,700,805
Halfords Group PLC	392,971	2,807,642
Howden Joinery Group PLC *	2,488,134	3,958,167
IG Group Holdings PLC	165,312	1,319,398
IMI PLC	524,772	7,746,218
Intermediate Capital Group PLC	691,063	3,600,201
International Personal Finance PLC	697,015	4,185,682
ITV PLC *	4,552,269	4,991,537
John Wood Group PLC	291,802	2,556,479
London Stock Exchange Group PLC	297,367	3,898,811
McBride PLC	624,073	1,831,337
Melrose PLC	1,114,623	5,405,954
Micro Focus International PLC	297,110	1,803,515
Mitchells & Butlers PLC *	636,306	3,478,144
Mondi PLC	376,999	3,032,536
Morgan Crucible Co PLC	976,964	3,723,788
Next PLC	139,067	4,295,074
Northgate PLC *	270,590	1,189,692
Northumbrian Water Group PLC	427,200	2,205,317
Paragon Group of Cos PLC	758,123	2,125,766

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 35

PACIFIC SELECT FUND
INTERNATIONAL SMALL-CAP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

	Shares	Value
Premier Farnell PLC	507,616	$2,270,595
Rank Group PLC Δ	1,247,082	2,462,106
Restaurant Group PLC	661,785	2,842,156
Senior PLC	484,788	1,139,040
TalkTalk Telecom Group PLC	1,472,335	3,679,180
WH Smith PLC	579,614	4,419,543
Whitbread PLC	134,600	3,766,396

		158,743,734

United States - 0.9%

Gran Tierra Energy Inc *	602,100	4,898,913
Virgin Media Inc	147,000	4,004,280

		8,903,193

Total Common Stocks
(Cost $769,136,216)		987,162,743

	Principal
	Amount
SHORT-TERM INVESTMENT - 0.6%

Repurchase Agreement - 0.6%

Fixed Income Clearing Corp 0.010% due 01/03/11 (Dated 12/31/10, repurchase price of $6,410,345; collateralized by Freddie Mac: 0.000% due 06/29/11 and value $6,541,728)	$6,410,340	6,410,340

Total Short-Term Investment
(Cost $6,410,340)		6,410,340

TOTAL INVESTMENTS - 100.0%
(Cost $775,804,104)		994,294,607

OTHER ASSETS & LIABILITIES, NET - 0.0%		311,371

NET ASSETS - 100.0%		$994,605,978

Notes to Schedule of Investments

(a)	As of December 31, 2010, the portfolio was diversified as a percentage of net assets as follows:

Industrials	23.0%
Consumer Discretionary	20.6%
Financials	13.3%
Materials	12.6%
Energy	7.6%
Information Technology	7.3%
Health Care	5.3%
Consumer Staples	4.3%
Telecommunication Services	2.8%
Utilities	2.6%
Short-Term Investment	0.6%

100.0%
Other Assets & Liabilities, Net	0.0%

100.0%

(b)	As of December 31, 2010, the portfolio was diversified by geographical region as a percentage of net assets as follows:

Japan	17.5%
United Kingdom	16.0%
Germany	8.8%
Australia	8.4%
Canada	8.3%
France	6.5%
South Korea	5.3%
Switzerland	5.3%
Netherlands	3.0%
Bermuda	2.8%
Italy	2.6%
Sweden	2.4%
Finland	1.7%
United States	1.5%
Spain	1.3%
Singapore	1.3%
Denmark	1.1%
Ireland	1.1%
Cayman	1.0%
Others (each less than 1.0%)	4.1%

100.0%
Other Assets & Liabilities, Net	0.0%

100.0%

(c)	Short-term investments reflect either the stated coupon rate or the annualized effective yield on the date of purchase for discounted investments.

(d)	As of December 31, 2010, 0.9% of the portfolio’s net assets were reported illiquid by the portfolio manager or adviser under the Fund’s policy.

(e)	Forward foreign currency contracts outstanding as of December 31, 2010 were as follows:

Contracts		Principal Amount			Unrealized
to Buy or		Covered by			Appreciation
to Sell	Currency	Contracts	Expiration	Counterparty	(Depreciation)
Buy	EUR	9,047,000	01/11	SSB	$121,066
Sell	EUR	9,047,000	01/11	SSB	(240,396)
Buy	GBP	5,587,000	01/11	SSB	(105,211)
Sell	GBP	5,587,000	01/11	SSB	(22,229)
Buy	JPY	662,493,000	01/11	SSB	281,925
Sell	JPY	662,493,000	01/11	SSB	(303,974)

					($268,819)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 35

PACIFIC SELECT FUND
INTERNATIONAL SMALL-CAP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2010

(f)	Fair Value Measurements

The following is a summary of the portfolio’s investments as categorized under the three-tier hierarchy of inputs used in valuing the portfolio’s assets and liabilities (See Note 15 in the Notes to Financial Statements) as of December 31, 2010:

					Level 3
				Level 2	Significant
		Total Value at	Level 1	Significant	Unobservable
		December 31, 2010	Quoted Price	Observable Inputs	Inputs

Assets	Preferred Stocks (1)	$721,524	$-	$721,524	$-
	Common Stocks
	Australia	83,570,303	-	83,570,303	-
	Austria	6,083,776	-	6,083,776	-
	Belgium	9,373,509	1,183,256	8,190,253	-
	Bermuda	27,433,148	-	27,433,148	-
	Canada	82,817,025	82,817,025	-	-
	Cayman	9,861,833	-	9,861,833	-
	Cyprus	3,381,717	-	3,381,717	-
	Denmark	10,937,155	-	10,937,155	-
	Finland	16,616,455	-	16,616,455	-
	France	64,285,135	-	64,285,135	-
	Germany	86,210,380	8,858,122	77,352,258	-
	Greece	2,560,703	-	2,560,703	-
	Hong Kong	4,565,603	-	4,565,603	-
	Ireland	10,826,155	8,362,124	2,464,031	-
	Israel	5,782,350	-	5,782,350	-
	Italy	26,177,901	-	26,177,901	-
	Japan	174,049,896	-	174,049,896	-
	Luxembourg	4,885,029	-	4,885,029	-
	Netherlands	30,054,646	-	30,054,646	-
	Norway	3,812,928	-	3,812,928	-
	Portugal	1,449,536	-	1,449,536	-
	Singapore	12,612,558	-	12,612,558	-
	South Korea	52,750,742	-	52,750,742	-
	Spain	12,953,619	-	12,953,619	-
	Sweden	23,975,620	-	23,975,620	-
	Switzerland	52,488,094	3,718,363	48,769,731	-
	United Kingdom	158,743,734	4,599,327	154,144,407	-
	United States	8,903,193	8,903,193	-	-

		987,162,743	118,441,410	868,721,333	-
	Short-Term Investment	6,410,340	-	6,410,340	-
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	402,991	-	402,991	-

	Total Assets	994,697,598	118,441,410	876,256,188	-

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(671,810)	-	(671,810)	-

	Total Liabilities	(671,810)	-	(671,810)	-

	Total	$994,025,788	$118,441,410	$875,584,378	$-

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the portfolio’s assets and liabilities (See Note 15 in the Notes to Financial Statements) for the year ended December 31, 2010:

Change in Net
Unrealized
Appreciation
(Depreciation)
on Level 3
				Total Change	Transfers		Holdings
	Value,	Net		in Net	In and/or		Held at the End
	Beginning	Purchases	Total Net	Unrealized	Out of	Value,	of Year,
	of Year	(Sales)	Realized Gains	Appreciation	Level 3	End of Year	if Applicable
Common Stocks
Australia	$25,103	($50,988)	$25,375	$510	$-	$-	$-

(1)	For equity investments categorized in a single level, refer to the schedule of investments for further geographical region breakout.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page 35

PACIFIC SELECT FUND
Schedule of Investments (Continued)
Explanation of Symbols and Terms
December 31, 2010

Explanation of Symbols:

*	Non-income producing investments.
+	The values of these investments were determined by a Trustee Valuation Committee or determined by a Board approved valuation committee or a delegate of the Board and then approved by the Board. Each determination was made in good faith in accordance with the procedures established by the Board and the provisions of the Investment Company Act of 1940 (See Note 2B in Notes to Financial Statements).
Δ	Illiquid investments. Investments were reported as illiquid by the portfolio manager or adviser pursuant to the Fund’s policy and procedures. See Note 2H in Notes to Financial Statements.

Counterparty Abbreviations:

SSB	State Street Bank

Currency Abbreviations:

EUR	Euro
GBP	British Pound
JPY	Japanese Yen

Other Abbreviations:

REIT	Real Estate Investment Trust
TSE	Toronto Stock Exchange
XASE	NYSE Amex Exchange

Note:

The descriptions of the companies shown in the schedules of investments were obtained from published reports and other sources believed to be reliable, and are not audited by the Independent Registered Public Accounting Firm.

See Notes to Financial Statements

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies—not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies—not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers—not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.
Item 11. Controls and Procedures.
(a) The Chief Executive Officer and Treasurer have concluded that Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) provide reasonable assurances that material information relating to Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.
(b) There were no changes in Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of Ethics, subject to the disclosure of Item 2 hereof — attached hereto as Exhibit 99.

(a)(2)	Separate certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99.CERT.

(a)(3)	Not Applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30b-2(a)) is attached hereto as Exhibit 99.906.CERT pursuant to Section 906 of the Sarbanes Oxley Act of 2002.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacific Select Fund

By:	/s/ Mary Ann Brown
Mary Ann Brown
Chief Executive Officer

Date:	March 10, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mary Ann Brown
Mary Ann Brown
Chief Executive Officer

Date:	March 10, 2011

By:	/s/ Brian D. Klemens
Brian D. Klemens
Treasurer (Principal Financial and Accounting Officer)

Date:	March 10, 2011